RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

                                   Depositor,

                        RESIDENTIAL FUNDING CORPORATION,

                                Master Servicer,

                                       and

                               JPMORGAN CHASE BANK

                                     Trustee




                         POOLING AND SERVICING AGREEMENT

                          Dated as of December 1, 2002




                 Mortgage Asset-Backed Pass-Through Certificates

                                 Series 2002-RS7



                                      TABLE OF CONTENTS





                                          ARTICLE I

                                         DEFINITIONS
        Section 1.01. Definitions............................................................5
               Accrued Certificate Interest..................................................5
               Adjusted Mortgage Rate........................................................5
               Adjusted Net WAC Cap Rate.....................................................6
               Advance.......................................................................6
               Affiliate.....................................................................6
               Agreement.....................................................................6
               Amount Held for Future Distribution...........................................6
               Appraised Value...............................................................6
               Assignment....................................................................7
               Assignment Agreement..........................................................7
               Balloon Loan..................................................................7
               Balloon Payment...............................................................7
               Bankruptcy Code...............................................................8
               Bankruptcy Loss...............................................................8
               Book-Entry Certificate........................................................8
               Business Day..................................................................8
               Calendar Quarter..............................................................8
               Cash Liquidation..............................................................8
               Certificate...................................................................8
               Certificate Account...........................................................8
               Certificate Account Deposit Date..............................................8
               Certificateholder or Holder...................................................9
               Certificate Insurer Premium...................................................9
               Certificate Insurer Premium Modified Rate.....................................9
               Certificate Insurer Premium Rate..............................................9
               Certificate Owner.............................................................9
               Certificate Principal Balance.................................................9
               Certificate Register and Certificate Registrar...............................10
               Class........................................................................10
               Class A Certificates.........................................................10
               Class A-1 Certificate........................................................10
               Class A-IO Certificate.......................................................10
               Class R Certificate..........................................................10
               Class R-I Certificate........................................................10
               Class R-II Certificate.......................................................10
               Class R-III Certificate......................................................10


                                              i




               Class SB Certificate.........................................................10
               Closing Date.................................................................11
               Code.........................................................................11
               Commission...................................................................11
               Compensating Interest........................................................11
               Corporate Trust Office.......................................................11
               Corresponding Class..........................................................11
               Corresponding Interest.......................................................11
               Curtailment..................................................................12
               Custodial Account............................................................12
               Custodial Agreement..........................................................12
               Custodian....................................................................12
               Cut-off Date.................................................................13
               Cut-off Date Principal Balance...............................................13
               Debt Service Reduction.......................................................13
               Deficiency Amount............................................................13
               Deficient Valuation..........................................................13
               Definitive Certificate.......................................................13
               Deleted Mortgage Loan........................................................13
               Delinquency Ratio............................................................13
               Delinquent...................................................................13
               Depository...................................................................14
               Depository Participant.......................................................14
               Destroyed Mortgage Note......................................................14
               Determination Date...........................................................14
               Disqualified Organization....................................................14
               Distribution Date............................................................15
               Due Date.....................................................................15
               Due Period...................................................................15
               Eligible Account.............................................................15
               ERISA........................................................................15
               Event of Default.............................................................15
               Excess Realized Loss.........................................................16
               Exchange Act.................................................................16
               Extraordinary Events.........................................................16
               Fannie Mae...................................................................17
               FASIT........................................................................17
               FDIC.........................................................................17
               FHA..........................................................................17
               Final Distribution Date......................................................17
               Final Scheduled Distribution Date............................................17
               Fitch........................................................................17
               Foreclosure Profits..........................................................17
               Fraud Losses.................................................................18
               Freddie Mac..................................................................18
               Hazardous Materials..........................................................18


                                              ii




               Independent..................................................................18
               Initial Certificate Principal Balance........................................19
               Insurance Account............................................................19
               Insurance Agreement..........................................................19
               Insurance Proceeds...........................................................19
               Insured Amount...............................................................19
               Insurer......................................................................19
               Insurer Account..............................................................19
               Insurer Default..............................................................19
               Interest Accrual Period......................................................20
               Interim Certification........................................................20
               Interested Person............................................................20
               Late Collections.............................................................20
               Late Payment Rate............................................................20
               Limited Repurchase Right Holder..............................................20
               Liquidation Proceeds.........................................................20
               Loan-to-Value Ratio..........................................................20
               Maturity Date................................................................20
               MERS.........................................................................21
               MERS(R)System................................................................21
               MIN..........................................................................21
               Modified Mortgage Loan.......................................................21
               Modified Net Mortgage Rate...................................................21
               MOM Loan.....................................................................21
               Monthly Payment..............................................................21
               Moody's......................................................................21
               Mortgage.....................................................................21
               Mortgage File................................................................21
               Mortgage Loan Schedule.......................................................21
               Mortgage Loans...............................................................22
               Mortgage Note................................................................22
               Mortgage Rate................................................................22
               Mortgaged Property...........................................................22
               Mortgagor....................................................................22
               Neg Am Loan..................................................................23
               Net Collections..............................................................23
               Net Mortgage Rate............................................................23
               Non-Primary Residence Loans..................................................23
               Non-United States Person.....................................................23
               Nonrecoverable Advance.......................................................23
               Nonsubserviced Mortgage Loan.................................................23
               Notice.......................................................................24
               Notional Amount..............................................................24
               Officers' Certificate........................................................25
               Opinion of Counsel...........................................................25
               Outstanding Mortgage Loan....................................................25


                                             iii




               Overcollateralization Floor..................................................25
               Ownership Interest...........................................................26
               Pass-Through Rate............................................................26
               Paying Agent.................................................................26
               Percentage Interest..........................................................26
               Permitted Investments........................................................26
               Permitted Transferee.........................................................27
               Person.......................................................................27
               Policy.......................................................................28
               Prepayment Assumption........................................................28
               Prepayment Interest Shortfall................................................28
               Prepayment Period............................................................28
               Primary Insurance Policy.....................................................28
               Principal Prepayment.........................................................29
               Principal Prepayment in Full.................................................29
               Program Guide................................................................29
               Purchase Price...............................................................29
               Qualified Insurer............................................................30
               Qualified Substitute Mortgage Loan...........................................30
               Rate Change Date.............................................................30
               Rating Agency................................................................30
               Realized Loss................................................................30
               Record Date..................................................................31
               Regular Certificates.........................................................31
               Regular Interest.............................................................31
               Relief Act...................................................................31
               REMIC........................................................................31
               REMIC Administrator..........................................................31
               REMIC I......................................................................32
               REMIC I Regular Interests....................................................32
               REMIC I Regular Interest LT-A-1..............................................32
               REMIC I Regular Interest LT-A-2..............................................32
               REMIC I Regular Interest LT-A-3..............................................32
               REMIC I Regular Interest LT-A-4..............................................32
               REMIC I Regular Interest LT-A-5..............................................33
               REMIC I Regular Interest LT-A-6..............................................33
               REMIC I Regular Interest LT-A-7..............................................33
               REMIC I Regular Interest LT-A-8..............................................33
               REMIC I Regular Interest LT-A-9..............................................33
               REMIC I Regular Interest LT-A-10.............................................33
               REMIC I Regular Interest LT-A-11.............................................33
               REMIC I Regular Interest LT-A-12.............................................33
               REMIC I Regular Interest LT-A-13.............................................33
               REMIC I Regular Interest LT-A-14.............................................34
               REMIC I Regular Interest LT-A-15.............................................34
               REMIC I Regular Interest LT-A-16.............................................34


                                              iv




               REMIC I Regular Interest LT-A-17.............................................34
               REMIC I Regular Interest LT-A-18.............................................34
               REMIC I Regular Interest LT-A-19.............................................34
               REMIC I Regular Interest LT-A-20.............................................34
               REMIC I Regular Interest LT-A-21.............................................34
               REMIC I Regular Interest LT-A-22.............................................34
               REMIC I Regular Interest LT-A-23.............................................35
               REMIC I Regular Interest LT-A-24.............................................35
               REMIC I Regular Interest LT-A-25.............................................35
               REMIC I Regular Interest LT-A-26.............................................35
               REMIC I Regular Interest LT-A-27.............................................35
               REMIC I Regular Interest LT-A-28.............................................35
               REMIC I Regular Interest LT-A-29.............................................35
               REMIC I Regular Interest LT-A-30.............................................35
               REMIC II.....................................................................35
               REMIC II Diverted Excess Spread..............................................35
               REMIC II Interest Loss Allocation Amount.....................................36
               REMIC II Overcollateralized Amount...........................................36
               REMIC II Principal Loss Allocation Amount....................................36
               REMIC II Regular Interests...................................................36
               REMIC II Regular Interest MT-AA..............................................36
               REMIC II Regular Interest MT-A-1.............................................36
               REMIC II Regular Interest MT-ZZ..............................................36
               REMIC II Regular Interest MT-ZZ Maximum Interest Deferral Amount.............36
               REMIC II Regular Interest MT-AIO.............................................37
               REMIC II Required Overcollateralization Amount...............................37
               REMIC II Regular Interest LT3-A-AA...........................................37
               REMIC II Regular Interest LT3-A-1............................................37
               REMIC II Regular Interest LT3-A-ZZ Maximum Interest Deferral Amount..........37
               REMIC II Regular Interest LT3-AIO............................................37
               REMIC III....................................................................37
               REMIC Provisions.............................................................38
               REO Acquisition..............................................................38
               REO Disposition..............................................................38
               REO Imputed Interest.........................................................38
               REO Proceeds.................................................................38
               REO Property.................................................................38
               Repurchase Event.............................................................38
               Repurchase Price.............................................................38
               Request for Release..........................................................39
               Required Insurance Policy....................................................39
               Residential Funding..........................................................39
               Responsible Officer..........................................................39
               Rolling Six-Month Delinquency Ratio..........................................39
               Servicing Accounts...........................................................39
               Servicing Advances...........................................................40


                                              v




               Servicing Fee................................................................40
               Servicing Fee Rate...........................................................40
               Servicing Modification.......................................................40
               Servicing Officer............................................................40
               Servicing Trigger............................................................40
               Special Hazard Loss..........................................................41
               Standard & Poor's............................................................41
               Startup Date.................................................................42
               Stated Principal Balance.....................................................42
               Subordination................................................................42
               Subserviced Mortgage Loan....................................................42
               Subservicer..................................................................42
               Subservicer Advance..........................................................42
               Subservicing Account.........................................................42
               Subservicing Agreement.......................................................42
               Subservicing Fee.............................................................42
               Subservicing Fee Rate........................................................43
               Tax Returns..................................................................43
               Transfer.....................................................................43
               Transferee...................................................................43
               Transferor...................................................................43
               Trust Fund...................................................................43
               Twelve-Month Loss Amount.....................................................43
               Uniform Single Attestation Program for Mortgage Bankers......................43
               Uncertificated Accrued Interest..............................................43
               Uncertificated Notional Amount...............................................44
               Uncertificated Pass-Through Rate.............................................45
               Uncertificated Principal Balance.............................................45
               Uncertificated Regular Interests.............................................45
               Uninsured Cause..............................................................45
               United States Person.........................................................45
               VA...........................................................................46
               Voting Rights................................................................46



                                          ARTICLE II

                                CONVEYANCE OF MORTGAGE LOANS;
                              ORIGINAL ISSUANCE OF CERTIFICATES

        Section 2.01. Conveyance of Mortgage Loans..........................................47
        Section 2.02. Acceptance by Trustee.................................................50
        Section 2.03. Representations, Warranties and Covenants of the Master Servicer and the
                       Depositor.............................................................51
        Section 2.04. Representations and Warranties of Residential Funding.................54


                                              vi




        Section 2.05. Execution and Authentication of Certificates; Conveyance of Uncertificated
                      REMIC Regular Interests...............................................56



                                         ARTICLE III

                        ADMINISTRATION AND SERVICING OF MORTGAGE LOANS
        Section 3.01. Master Servicer to Act as Servicer....................................57
        Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers;
                      Enforcement of Subservicers' Obligations..............................58
        Section 3.03. Successor Subservicers................................................59
        Section 3.04. Liability of the Master Servicer......................................60
        Section 3.05. No Contractual Relationship Between Subservicer and Trustee or
                      Certificateholders....................................................60
        Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee.......60
        Section 3.07. Collection of Certain Mortgage Loan Payments; Deposits to Custodial
                      Account...............................................................61
        Section 3.08. Subservicing Accounts; Servicing Accounts.............................63
        Section 3.09. Access to Certain Documentation and Information Regarding the Mortgage
                      Loans.................................................................64
        Section 3.10. Permitted Withdrawals from the Custodial Account......................64
        Section 3.11. Maintenance of Primary Insurance Coverage.............................66
        Section 3.12. Maintenance of Fire Insurance and Omissions and Fidelity Coverage
                       .....................................................................67
        Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and Modification
                      Agreements; Certain Assignments.......................................68
        Section 3.14. Realization Upon Defaulted Mortgage Loans.............................70
        Section 3.15. Trustee to Cooperate; Release of Mortgage Files.......................72
        Section 3.16. Servicing and Other Compensation; Compensating Interest...............74
        Section 3.17. Reports to the Trustee and the Depositor..............................75
        Section 3.18. Annual Statement as to Compliance.....................................75
        Section 3.19. Annual Independent Public Accountants' Servicing Report...............75
        Section 3.20. Right of the Depositor in Respect of the Master Servicer..............76



                                          ARTICLE IV

                                PAYMENTS TO CERTIFICATEHOLDERS
        Section 4.01. Certificate Account...................................................77
        Section 4.02. Distributions.........................................................77
        Section 4.03. Statements to Certificateholders; Exchange Act Reporting..............82
        Section 4.04. Distribution of Reports to the Trustee and the Depositor; Advances by the
                      Master Servicer.......................................................85
        Section 4.05. Allocation of Realized Losses.........................................86


                                             vii




        Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property.........88
        Section 4.07. Optional Purchase of Defaulted Mortgage Loans.........................88
        Section 4.08. Limited Mortgage Loan Repurchase Right................................89
        Section 4.09. [Reserved]............................................................89
        Section 4.10. The Policy............................................................89



                                          ARTICLE V

                                       THE CERTIFICATES
        Section 5.01. The Certificates......................................................91
        Section 5.02. Registration of Transfer and Exchange of Certificates.................92
        Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates.....................97
        Section 5.04. Persons Deemed Owners.................................................97
       Section 5.05. Appointment of Paying Agent...........................................97



                                          ARTICLE VI

                            THE DEPOSITOR AND THE MASTER SERVICER

        Section 6.01. Respective Liabilities of the Depositor and the Master Servicer.......99
        Section 6.02. Merger or Consolidation of the Depositor or the Master Servicer; Assignment
                      of Rights and Delegation of Duties by Master Servicer.................99
        Section 6.03. Limitation on Liability of the Depositor, the Master Servicer and Others
                       ....................................................................100
        Section 6.04. Depositor and Master Servicer Not to Resign..........................100



                                         ARTICLE VII

                                           DEFAULT
        Section 7.01. Events of Default....................................................102
        Section 7.02. Trustee or Depositor to Act; Appointment of Successor................104
        Section 7.03. Notification to Certificateholders...................................105
        Section 7.04. Waiver of Events of Default..........................................105
       Section 7.05. Servicing Trigger; Removal of Master Servicer........................106



                                         ARTICLE VIII

                                    CONCERNING THE TRUSTEE
        Section 8.01. Duties of Trustee....................................................107

                                             viii




        Section 8.02. Certain Matters Affecting the Trustee................................108
        Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans................110
        Section 8.04. Trustee May Own Certificates.........................................110
        Section 8.05. Master Servicer to Pay Trustee's Fees and Expenses; Indemnification
                       ....................................................................110
        Section 8.06. Eligibility Requirements for Trustee.................................111
        Section 8.08. Successor Trustee....................................................112
        Section 8.09. Merger or Consolidation of Trustee...................................113
        Section 8.10. Appointment of Co-Trustee or Separate Trustee........................113
        Section 8.11. Appointment of Custodians............................................114



                                          ARTICLE IX

                                         TERMINATION
        Section 9.01. Termination Upon Purchase by the Master Servicer or Liquidation of All
                      Mortgage Loans.......................................................116
        Section 9.02. Additional Termination Requirements..................................118


                                          ARTICLE X

                                       REMIC PROVISIONS
        Section 10.01.REMIC Administration.................................................120
        Section 10.02.Master Servicer, REMIC Administrator and Trustee Indemnification
                       ....................................................................123



                                          ARTICLE XI

                                   MISCELLANEOUS PROVISIONS
        Section 11.01.Amendment............................................................125
        Section 11.02.Recordation of Agreement; Counterparts...............................127
        Section 11.03.Limitation on Rights of Certificateholders...........................128
        Section 11.04.Governing Law........................................................128
        Section 11.05. Notices.............................................................129
        Section 11.06.Notices to Rating Agencies and the Insurer...........................129
        Section 11.07.Severability of Provisions...........................................130
        Section 11.08.Supplemental Provisions for Resecuritization.........................130
        Section 11.09.Rights of the Insurer................................................131
        Section 11.10.Third Party Beneficiary..............................................131



                                              ix





Exhibit A      Form of Class A Certificate
Exhibit B      [Reserved]
Exhibit C      Form of Class SB Certificate
Exhibit D      Form of Class R Certificate
Exhibit E      Form of Custodial Agreement
Exhibit F      Mortgage Loan Schedule
Exhibit G      Forms of Request for Release
Exhibit H-1    Form of Transfer Affidavit and Agreement
Exhibit H-2    Form of Transferor Certificate
Exhibit I      Form of Investor Representation Letter
Exhibit J      Form of Transferor Representation Letter
Exhibit K      Text of Amendment to Pooling and Servicing Agreement Pursuant to Section
               11.01(e) for a Limited Guaranty
Exhibit L      [Reserved]
Exhibit M      Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N      Form of Rule 144A Investment Representation
Exhibit O      [Reserved]
Exhibit P      [Reserved]
Exhibit Q      Certificate Guaranty Insurance Policy
Exhibit R-1    Form 10-K Certification
Exhibit R-2    Form 10-K Back-up Certification



                                       x

        This Pooling and Servicing Agreement, effective as of December 1, 2002, among RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as the depositor (together with its permitted successors and assigns, the "Depositor"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and JPMORGAN CHASE BANK, a New York banking corporation, as trustee (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

        The Depositor intends to sell mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued hereunder in six classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein).

                                     REMIC I

        As provided herein, the REMIC Administrator will make an election to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related assets subject to this Agreement as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC I." The Class R-I Certificates will represent the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The following table irrevocably sets forth the designation, remittance rate (the "Uncertificated REMIC I Pass-Through Rate") and initial Uncertificated Principal Balance for each of the "regular interests" in REMIC I (the "REMIC I Regular Interests"). The "latest possible maturity date" (determined solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii)) for each REMIC I Regular Interest shall be the 360th Distribution Date. None of the REMIC I Regular Interests will be certificated.


    DESIGNATION        Pass-Through Rate      Uncertificated REMIC I       Latest Possible
    -----------
                                                 Principal Balance          Maturity Date
       LT-A-1             Variable(1)             $22,500,710.32          December 25, 2032
       LT-A-2             Variable(1)             $20,700,000.00          December 25, 2032
       LT-A-3             Variable(1)             $19,000,000.00          December 25, 2032
       LT-A-4             Variable(1)             $17,700,000.00          December 25, 2032
       LT-A-5             Variable(1)             $16,300,000.00          December 25, 2032
       LT-A-6             Variable(1)             $15,200,000.00          December 25, 2032
       LT-A-7             Variable(1)             $14,100,000.00          December 25, 2032
       LT-A-8             Variable(1)             $12,900,000.00          December 25, 2032
       LT-A-9             Variable (1)            $12,000,000.00          December 25, 2032
      LT-A-10             Variable(1)             $11,100,000.00          December 25, 2032
      LT-A-11             Variable(1)             $10,400,000.00          December 25, 2032
      LT-A-12             Variable(1)              $9,400,000.00          December 25, 2032
      LT-A-13             Variable(1)              $8,900,000.00          December 25, 2032
      LT-A-14             Variable(1)              $8,200,000.00          December 25, 2032



                                              1





      LT-A-15             Variable(1)              $7,500,000.00          December 25, 2032
      LT-A-16             Variable(1)              $7,000,000.00          December 25, 2032
      LT-A-17             Variable(1)              $6,500,000.00          December 25, 2032
      LT-A-18             Variable(1)              $6,000,000.00          December 25, 2032
      LT-A-19             Variable(1)              $5,600,000.00          December 25, 2032
      LT-A-20             Variable(1)              $5,100,000.00          December 25, 2032
      LT-A-21             Variable(1)              $4,800,000.00          December 25, 2032
      LT-A-22             Variable(1)              $4,300,000.00          December 25, 2032
      LT-A-23             Variable(1)              $4,200,000.00          December 25, 2032
      LT-A-24             Variable(1)              $3,700,000.00          December 25, 2032
      LT-A-25             Variable(1)              $3,500,000.00          December 25, 2032
      LT-A-26             Variable(1)              $3,200,000.00          December 25, 2032
      LT-A-27             Variable(1)              $3,000,000.00          December 25, 2032
      LT-A-28             Variable(1)              $2,800,000.00          December 25, 2032
      LT-A-29             Variable(1)              $2,500,000.00          December 25, 2032
      LT-A-30             Variable(1)             $31,900,000.00          December 25, 2032

---------------

(1) Calculated as provided in the definition of Uncertificated REMIC I Pass-Through Rate.

                                           REMIC II

        As provided herein, the REMIC Administrator will make an election to treat the segregated pool of assets consisting of the REMIC I Regular Interests and certain other related assets subject to this Agreement as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC II." The Class R-II Certificates will represent the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, remittance rate (the "Uncertificated REMIC II Pass-Through Rate") and initial Uncertificated Principal Balance for the "regular interest" in REMIC II (the "REMIC II Regular Interest"). The "latest possible maturity date" (determined solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii)) for the REMIC II Regular Interest shall be the 360th Distribution Date. The REMIC II Regular Interest will not be certificated.



    Designation        Pass-Through Rate      Uncertificated REMIC II      Latest Possible
    -----------                                                    --
                                                 Principal Balance          Maturity Date
       MT-AA              Variable(1)             $294,000,696.11         December 25, 2032
       MT-A-1             Variable(1)              $3,000,000.00          December 25, 2032
       MT-ZZ              Variable(1)              $3,000,014.21          December 25, 2032
       MT-AIO             Variable(2)                   (3)               December 25, 2032

---------------
(1)     Calculated as provided in the definition of Uncertificated REMIC II Pass-Through Rate.


                                              2

(2) REMIC II Regular Interest MT-AIO will represent 29 REMIC regular interest components, REMIC II Regular Interest Component MT-AIO-1 through MT-AIO-29. Each component will have (a) a rate of 2.00% per annum from the Closing Date to but not including the Rate Change Date for such component and thereafter a rate of 0.00% and (b) an uncertificated notional amount equal to the Uncertificated Principal Balance of the REMIC I Regular Interest for which such component is the Corresponding Interest.
(3) REMIC II Regular Interest MT-AIO does not have an Uncertificated Principal Balance. For the purpose of calculating interest payments, interest will accrue on a uncertificated notional amount as defined herein.

                                          REMIC III

        As provided herein, the REMIC Administrator will elect to treat the segregated pool of assets consisting of the REMIC II Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as REMIC III. The Class R-III Certificates will represent the sole class of "residual interests" in REMIC III for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, Pass-Through Rate, aggregate Initial Certificate Principal Balance, certain features, Final Scheduled Distribution Date and initial ratings for each Class of Certificates comprising the interests representing "regular interests" in REMIC III. The "latest possible maturity date" (determined solely for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii)) for each Class of REMIC III Regular Certificates shall be the 360th Distribution Date, except for the Class A-IO Certificates for which it shall be the 29th Distribution Date.



                                      AGGREGATE INITIAL
                                        CERTIFICATE                                     FINAL SCHEDULED
                        PASS-THROUGH    PRINCIPAL                FEATURES               DISTRIBUTION DATE
DESIGNATION     TYPE        RATE          BALANCE                                                                INITIAL RATINGS
                                                                                                                S&P   MOODY'S
 Class A-1     Senior   4.407%(1)(2)    $ 300,000,000.00        Senior                  December 25, 2032       AAA     Aaa
                                                                Senior/Interest
 Class A-IO    Senior     2.000%(3)     $          0 (4)           Only                 May 25, 2005            AAA     Aaa

  Class SB    Subordinate Variable(5)    $        710.32        Subordinate             December 25, 2032       N/R     N/R
 Class R-I    Residual       N/A                  N/A           Residual                N/A                     N/R     N/R
 Class R-II   Residual       N/A                  N/A           Residual                N/A                     N/R     N/R
Class R-III   Residual       N/A                  N/A           Residual                N/A                     N/R     N/R

---------------

(1) Subject to a cap as described in the definition of "Pass-Through Rate" herein. Calculated in accordance with the definition of "Pass-Through Rate" herein.
(2) On and after the second Distribution Date after the first possible Optional Termination Date, the Pass-Through Rate on the Class A-1 Certificates will increase by a per annum rate equal to 0.50%.
(3) The Pass-Through Rate for the Class A-IO Certificates will be 2.000% per annum for the January 2003 through May 2005 Distribution Date, and 0.00% per annum thereafter. The Class A-IO Certificates will only be entitled to interest for the first 29 Distribution Dates.
(4) The Class A-IO Certificates do not have a principal balance. For the purpose of calculating interest payments, interest will accrue on the Class A-IO Certificates on a notional amount. Such notional amount is equal to the lesser of (a) the amount indicated in the table included in the definition of "Notional Amount" herein and (b) the aggregate principal balance of the Mortgage Loans.
(5) The Class SB Certificates will accrue interest as described in the definition of Accrued Certificate Interest. The Class SB Certificates will not accrue interest on their Certificate Principal Balance.


        The Mortgage Loans have an aggregate Cut-off Date Principal Balance equal to approximately $300,000,710.32. The Mortgage Loans are fixed-rate, fully amortizing and balloon payment, first lien mortgage loans having terms to maturity at origination or modification of generally not more than 30 years.

        In  consideration  of  the  mutual  agreements  herein  contained,   the
Depositor, the Master Servicer and the Trustee agree as follows:

                                          ARTICLE I

                                         DEFINITIONS

        Section 1.01. Definitions.
                      -----------

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accrued Certificate Interest: With respect to each Distribution Date and the Class A Certificates, interest accrued during the preceding Interest Accrual Period on its Certificate Principal Balance or Notional Amount, as applicable, immediately prior to such Distribution Date at the related Pass-Through Rate less any of the following interest shortfalls from the Mortgage Loans, if any, allocated thereto for such Distribution Date, which include:

        (i) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) of Excess Losses on the Mortgage Loans, to the extent allocated to the Class A Certificates,

        (ii) the interest portion of Advances previously made with respect to a Mortgage Loan or REO Property which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property that were made with respect to delinquencies that were ultimately determined to be Excess Losses, and

        (iii) any other interest shortfalls on the Mortgage Loans, including interest that is not collectible from the Mortgagor for the related Due Period pursuant to the Relief Act or similar legislation or regulations as in effect from time to time, other than Prepayment Interest Shortfalls and the interest portion of Realized Losses, other than Excess Losses, with all such reductions allocated on the Mortgage Loans to the Class A Certificates on a pro rata basis in reduction of the Accrued Certificate Interest which would have resulted absent such reductions.

        With respect to each Distribution Date and the Class SB Certificates, interest accrued during the preceding Interest Accrual Period at the related Pass-Through Rate on the Notional Amount as specified in the definition of Pass-Through Rate, immediately prior to such Distribution Date, reduced by any interest shortfalls with respect to the Mortgage Loans including Prepayment Interest Shortfalls to the extent not covered by Compensating Interest pursuant to Section 3.16 or by Excess Cash Flow pursuant to clause (vii) and (viii) of
Section 4.02(c). In addition, Accrued Certificate Interest with respect to each Distribution Date, as to the Class SB Certificates, shall be reduced by an amount equal to the interest portion of Realized Losses allocated to the Overcollateralization Amount pursuant to Section 4.05 hereof. Accrued Certificate Interest on the Class A Certificates and Class SB Certificates shall accrue on the basis of a 360-day year consisting of twelve 30-day months.

        Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the related Subservicing Fee Rate.

        Adjusted Net WAC Cap Rate: For the January 2003 Distribution Date through the May 2005 Distribution Date, a per annum rate equal to (1) the Net WAC Cap Rate minus (2) the Pass-Through Rate for the Class A-IO Certificates for such Distribution Date multiplied by a fraction, the numerator of which is (x) the Notional Amount of the Class A-IO Certificates immediately prior to such Distribution Date, and the denominator of which is (y) the aggregate Stated Principal Balance of the Mortgage Loans as determined immediately prior to such Distribution Date. For federal income tax purposes, however, the equivalent of the foregoing, expressed as a per annum rate (but not less than zero) equal to the weighted average of (x) with respect to REMIC I Regular Interest LT- A-1, the Uncertificated REMIC I Pass-Through Rate for such REMIC I Regular Interest for such Distribution Date and, (y) with respect to REMIC I Regular Interest LT-A-2 through REMIC I Regular Interest LT-A-30 the excess, if any, of (1) the Uncertificated REMIC I Pass-Through Rate with respect to such REMIC I Regular Interest for such Distribution Date over (2) in the case of each such REMIC I Regular Interest, (A) from the Closing Date to but not including the Rate Change Date for the Corresponding Interest relating to such REMIC I Regular Interest, 2.000% per annum and (B) thereafter, 0.00% per annum; weighted on the basis of the Uncertificated Principal Balance of each REMIC I Regular Interest.

     Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

        Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

        Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Principal Prepayments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04, 4.07 or 4.08 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)) and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the Due Date in the related Due Period.

        Appraised Value: As to any Mortgaged Property, one of the following: (i) the lesser of (a) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and
(b) the sales price of the Mortgaged Property at such time of origination, (ii) in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan, one of (1) the appraised value based upon the appraisal made at the time of origination of the loan which was refinanced or modified, (2) the appraised value determined in an appraisal made at the time of refinancing or modification or (3) the sales price of the Mortgaged

Property, or (iii) with respect to the Mortgage Loans for which a broker's price opinion was obtained, the value contained in such opinion.

        Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment Agreement: The Assignment and Assumption Agreement, dated the Closing Date, between Residential Funding and the Depositor relating to the transfer and assignment of the Mortgage Loans.

        Available Distribution Amount: As to any Distribution Date, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date with respect to the Mortgage Loans, (iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to Section 3.12(a) in respect of the Mortgage Loans, (iv) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account pursuant to Section 3.16(e) in respect of the Mortgage Loans and (v) any amount deposited in the Certificate Account pursuant to Section 4.07, 4.08 or 9.01 in respect of the Mortgage Loans, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) any payments or collections consisting of prepayment charges on the Mortgage Loans that were received during the related Prepayment Period, (x) the Amount Held for Future Distribution with respect to the Mortgage Loans, (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a) and (z) the Certificate Insurer Premium payable with respect to the Class A Certificates on such Distribution Date.

     Balloon Loan: Each of the Mortgage Loans having an original term to maturity that is shorter than the related amortization term.

     Balloon Payment: With respect to any Balloon Loan, the related Monthly Payment payable on the stated maturity date of such Balloon Loan.

        Bankruptcy Amount: As of any date of determination, an amount equal to $150,456, less the sum of any amounts allocated through Section 4.05 for Bankruptcy Losses on the Mortgage Loans up to such date of determination. The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written approval from the Insurer and written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to the Class A Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency without taking into account the Policy, and (ii) provide a copy of such written confirmation to the Trustee and the Insurer.

        Bankruptcy Code: The Bankruptcy Code of 1978, as amended.

        Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee and the Insurer in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee.

        Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the States of New York, Minnesota, Illinois, Texas or Michigan (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

        Calendar Quarter: A Calendar Quarter shall consist of one of the following time periods in any given year: January 1 through March 31, April 1 through June 30, July 1 though September 30, and October 1 through December 31.

        Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

     Certificate: Any Class A Certificate, Class SB Certificate or Class R Certificate.

        Certificate Account: The account or accounts created and maintained pursuant to Section 4.01, which shall be entitled "JPMorgan Chase Bank, as trustee, in trust for the registered holders of Residential Asset Mortgage Products, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2002-RS7" and which must be an Eligible Account. Any such account or accounts created and maintained subsequent to the Closing Date shall be subject to the approval of the Insurer, which approval shall not be unreasonably withheld.

     Certificate Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

        Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register except that neither a Disqualified
Organization nor a Non-United States Person shall be a holder of a Class R Certificate for any purpose hereof. Solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Depositor, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register. Unless otherwise indicated in this Agreement, the Custodial Agreement or the Assignment Agreement, whenever reference is made to the actions taken by the Trustee on behalf of the Certificateholders, such reference shall include the Insurer as long as there is no Insurer Default continuing.

        Certificate Insurer Premium: With respect to the Class A Certificates, the premium payable to the Insurer on each Distribution Date in an amount equal to one-twelfth of the product of the related Certificate Insurer Premium Rate and the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date.

        Certificate Insurer Premium Modified Rate: With respect to any Mortgage Loan and any date of determination, the Certificate Insurer Premium Rate for the Class A Certificates times a fraction equal to (x) the aggregate Certificate Principal Balance of the Class A Certificates as of such date over (y) the aggregate Stated Principal Balance of the Mortgage Loans as of such date.

        Certificate Insurer Premium Rate: With respect to each Class of Class A Certificates and any date of determination, the per annum rate specified in the Insurance Agreement with respect to the Class A Certificates for the purpose of calculating the related Certificate Insurer Premium.

        Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

        Certificate Principal Balance: With respect to any Class A Certificate (other than a Class A- IO Certificate), on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) (including such amounts paid pursuant to the Policy) and applied to reduce the Certificate Principal Balance or amount thereof pursuant to Section 4.02(c) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05 (other than any such amounts included in an Insured Amount and paid pursuant to the Policy). With respect to each Class SB Certificate, on any date of determination, an amount equal to the

Percentage Interest evidenced by such Certificate times an amount equal to (i) the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of the Class A-1 Certificates then outstanding, plus (ii) any Diverted Excess Spread. The Class A-IO Certificates and Class R Certificates will not have a Certificate Principal Balance.

     Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

     Class: Collectively, all of the Certificates or uncertificated interests bearing the same designation.

     Class A Certificates: Any one of the Class A-1 Certificates or Class A-IO Certificates.

        Class A-1 Certificate: Any one of the Class A-1 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class SB-I Certificates and Class R-III Certificates with respect to distributions and the allocation of Realized Losses as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

        Class A-IO Certificate: Any one of the Class A-IO Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class SB Certificates and Class R-III Certificates with respect to distributions and the allocation of Realized Losses as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     Class R Certificate: Any one of the Class R-I, Class R-II or Class R-III Certificates.

        Class R-I Certificate: Any one of the Class R-I Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

        Class R-II Certificate: Any one of the Class R-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

        Class R-III Certificate: Any one of the Class R-III Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC III for purposes of the REMIC Provisions.

        Class SB Certificate: Any one of the Class SB Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C, subordinate to the Class A Certificates with respect to distributions and the allocation of Realized

Losses as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

        Closing Date: January 3, 2003.

        Code: The Internal Revenue Code of 1986.

        Commission: The Securities and Exchange Commission.

        Compensating Interest: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full or Curtailments during the related Prepayment Period, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee, all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date and servicing compensation to which the Master Servicer may be entitled pursuant to Section 3.10(a)(v) and (vi); provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02 except as may be required pursuant to the last sentence of Section 7.02(a).

        Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at 4 New York Plaza, 6th Floor, New York, New York 10004,
Attention: Institutional Trust Services/Structured Finance Services, RAMP, Series 2002-RS7.

     Corresponding Class: With respect to each REMIC III Regular Interest set forth below, the Regular Certificate set forth in the table below:


           REMIC II REGULAR INTEREST        REMIC III CERTIFICATE
                    MT-A-1                        Class A-1
                    MT-AIO                       Class A-IO

        Corresponding Interest: With respect to each REMIC I Regular Interest set forth below, the corresponding REMIC II Regular Interest Component set forth below:


           REMIC I REGULAR INTEREST     REMIC II Regular       Rate Change Date
                                       Interest Component
                    LT-A-2                  MT-AIO-1             February 2003
                    LT-A-3                  MT-AIO-2              March 2003
                    LT-A-4                  MT-AIO-3              April 2003
                    LT-A-5                  MT-AIO-4               May 2003
                    LT-A-6                  MT-AIO-5               June 2003
                    LT-A-7                  MT-AIO-6               July 2003

                    LT-A-8                  MT-AIO-7              August 2003
                    LT-A-9                  MT-AIO-8            September 2003
                    LT-A-10                 MT-AIO-9             October 2003
                    LT-A-11                MT-AIO-10             November 2003
                    LT-A-12                MT-AIO-11             December 2003
                    LT-A-13                MT-AIO-12             January 2004
                    LT-A-14                MT-AIO-13             February 2004
                    LT-A-15                MT-AIO-14              March 2004
                    LT-A-16                MT-AIO-15              April 2004
                    LT-A-17                MT-AIO-16               May 2004
                    LT-A-18                MT-AIO-17               June 2004
                    LT-A-19                MT-AIO-18               July 2004
                    LT-A-20                MT-AIO-19              August 2004
                    LT-A-21                MT-AIO-20            September 2004
                    LT-A-22                MT-AIO-21             October 2004
                    LT-A-23                MT-AIO-22             November 2004
                    LT-A-24                MT-AIO-23             December 2004
                    LT-A-25                MT-AIO-24             January 2005
                    LT-A-26                MT-AIO-25             February 2005
                    LT-A-27                MT-AIO-26              March 2005
                    LT-A-28                MT-AIO-27              April 2005
                    LT-A-29                MT-AIO-28               May 2005
                    LT-A-30                MT-AIO-29               June 2005

        Cumulative Insurance Payments: As of any time of determination, the aggregate amount of all Insured Amounts previously paid by the Insurer under the Policy in respect of the Class A Certificates (other than those attributable to Excess Losses) minus (a) the aggregate of all payments previously made to the Insurer pursuant to Section 4.02(c)(iv) hereof as reimbursement for such Insured Amounts, plus (b) interest thereon from the date such amounts became due until paid in full, at a rate of interest equal to the Late Payment Rate.

     Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates and for the Insurer, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in
Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

        Custodial Agreement: An agreement that may be entered into among the Depositor, the Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit E hereto.

     Custodian: A custodian appointed pursuant to a Custodial Agreement and reasonably acceptable to the Insurer.

        Cut-off Date: December 1, 2002.

        Cut-off Date Balance: $300,000,710.32.

        Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto (or due during the month of December 2002), whether or not received.

        Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficiency Amount: With respect to the Class A Certificates as of any Distribution Date, (i) any shortfall in amounts available in the Certificate Account to pay Accrued Certificate Interest for the related Interest Accrual Period on the Certificate Principal Balance of the Class A-1 Certificates, or the Notional Amount in the case of the Class A-IO Certificates, at the then-applicable Pass- Through Rate, net of any interest shortfalls relating to the Relief Act or Prepayment Interest Shortfalls allocated to the Class A Certificates, (ii) the principal portion of any Realized Losses allocated to the Class A-1 Certificates with respect to such Distribution Date and (iii) the Certificate Principal Balance of the Class A-1 Certificates to the extent unpaid on the earlier of the Distribution Date occurring in December 2032 and the Final Distribution Date or earlier termination of the Trust Fund pursuant to Section 9.01(a) hereof.

        Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

        Definitive Certificate: Any definitive, fully registered Certificate.

     Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

        Delinquency Ratio: With respect to the Mortgage Loans and any Distribution Date, the percentage equivalent of a fraction (a) the numerator of which equals the sum of (i) 100% of the aggregate Stated Principal Balance of all Mortgage Loans that are 90 or more days Delinquent, (ii) 75% of the aggregate Stated Principal Balance of all Mortgage Loans that are in foreclosure and (iii) 100% of the aggregate Stated Principal Balance of all Mortgage Loans that are converted to REO Properties, in each case as of the last day of the related Due Period and (b) the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of such Due Period.

     Delinquent: As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the second following monthly scheduled due date; and so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on August 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act.

        Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

        Determination Date: With respect to any Distribution Date, the 20th day (or if such 20th day is not a Business Day, the Business Day immediately following such 20th day) of the month of the related Distribution Date.

        Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) and (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code. A Disqualified Organization also includes any "electing large partnership," as defined in Section 775(a) of the Code and any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership
Interest in a Class R Certificate by such Person may cause any REMIC or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in
Section 7701 of the Code or successor provisions.

        Distribution Date: The 25th day of any month beginning in the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

        Diverted Excess Spread: Any amount otherwise payable as Accrued Certificate Interest on the Class SB Certificate that, pursuant to Section 4.02(c), is used to increase the Overcollateralization Amount or is used to offset Realized Losses. Any reduction in the Overcollateralization Amount shall first reduce the Diverted Excess Spread until it is reduced to zero. In the event of a distribution in respect of a Overcollateralization Reduction Amount to the Class SB Certificates, such reduction shall be deemed to be applied to reduce any Diverted Excess Spread. No interest will accrue on the Diverted Excess Spread.

     Due Date: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

     Due Period: With respect to any Distribution Date, the calendar month of such Distribution Date.

        Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, either (A) a trust account or accounts maintained in the corporate trust department of Bank One, National Association, or (B) an account or accounts maintained in the corporate asset services department of Bank One, National Association as long as its short term debt obligations are rated P-1 (or the equivalent) or better by each Rating Agency, and its long term debt obligations are rated A2 (or the equivalent) or better, by each Rating Agency, or (iv) in the case of the Certificate Account and the Insurance Account, a trust account or accounts maintained in the corporate trust division of JPMorgan Chase Bank, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

        ERISA: The Employee Retirement Income Security Act of 1974, as amended.

        Event of Default: As defined in Section 7.01.

        Excess Bankruptcy Loss: With respect to the Mortgage Loans, any Bankruptcy Loss on the Mortgage Loans, or portion thereof, which exceeds the then-applicable Bankruptcy Amount.

        Excess Cash Flow: With respect to the Mortgage Loans and any Distribution Date, an amount equal to the sum of (A) the excess of (i) the Available Distribution Amount for that Distribution Date over (ii) the sum of
(a) the Interest Distribution Amount for that Distribution Date and (b) the Principal Remittance Amount for that Distribution Date and (B) the Overcollateralization Reduction Amount, if any, for that Distribution Date.

        Excess Fraud Loss: With respect to the Mortgage Loans, any Fraud Loss on the Mortgage Loans, or portion thereof, which exceeds the then-applicable Fraud Loss Amount.

     Excess Loss: Any (i) Excess Fraud Loss, Excess Special Hazard Loss, Excess Bankruptcy Loss or Extraordinary Loss or (ii) any Excess Realized Loss.

        Excess Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of (a) the Overcollateralization Amount on such Distribution Date over (b) the Required Overcollateralization Amount.

        Excess Realized Loss: Any Realized Loss on a Mortgage Loan, other than an Excess Fraud Loss, Excess Special Hazard Loss, Excess Bankruptcy Loss or Extraordinary Loss, to the extent that the amount of such Realized Loss, plus the aggregate amount of such Realized Losses on all of the Mortgage Loans since the Cut-off Date, is in excess of 10.00% of the Cut-off Date Balance.

        Excess Special Hazard Loss: With respect to the Mortgage Loans, any Special Hazard Loss on the Mortgage Loans, or portion thereof, that exceeds the then-applicable Special Hazard Amount.

        Exchange Act: The Securities Exchange Act of 1934, as amended.

        Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

               (a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

               (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

               (c) hostile or warlike action in time of peace or war,  including
        action  in  hindering,   combatting  or  defending  against  an  actual,
        impending or expected attack;

                    1. by any government or sovereign power, de jure or defacto, or by any authority maintaining or using military, naval or air forces; or

                      2.     by military, naval or air forces; or

                    3. by an agent of any such government,  power,  authority or forces; or

                    4. any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

                      5. insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combatting or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

                    Extraordinary  Losses:  Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

        Fannie Mae:  Fannie  Mae, a  federally  chartered  and  privately  owned
corporation   organized  and  existing  under  the  Federal  National   Mortgage
Association Charter Act, or any successor thereto.

     FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

        FDIC:The Federal Deposit Insurance Corporation or any successor thereto.

        FHA: The Federal Housing Administration, or its successor.

        Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

        Final Scheduled Distribution Date: Solely for purposes of the face of the Certificates, as follows: with respect to the Class A-1 Certificates, December 25, 2032; and with respect to the Class A-IO Certificates, May 25, 2005. No event of default under this Agreement will arise or become applicable solely by reason of the failure to retire the entire Certificate Principal
Balance of the Class A-1 Certificates on or before its Final Scheduled Distribution Date.

        Fitch: Fitch, Inc.

        Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

        Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to (X) prior to the first anniversary of the Cut-off Date an amount equal to 3.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses on the Mortgage Loans allocated through Subordination, in accordance with
Section 4.05 since the Cut-off Date up to such date of determination, (Y) from the first to the second anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 2.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses on the Mortgage Loans allocated through Subordination, in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination, and (Z) from the second to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of
(a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses on the Mortgage Loans allocated through Subordination, in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date the Fraud Loss Amount shall be zero.

        The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written approval from the Insurer and obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to the Class A Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency without taking into account the Policy; and (ii) provide a copy of such written confirmation to the Trustee and the Insurer.

     Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

        Freddie Mac: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

        Hazardous Materials: Any dangerous, toxic or hazardous pollutants, chemicals, wastes, or substances, including, without limitation, those so identified pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq., or any other environmental laws now existing, and specifically including, without limitation, asbestos and asbestos-containing materials, polychlorinated biphenyls, radon gas, petroleum and petroleum products, urea formaldehyde and any substances classified as being "in inventory", "usable work in progress" or similar classification which would, if classified unusable, be included in the foregoing definition.

        Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Depositor, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the

Depositor,  the Master Servicer or the Trustee or in an Affiliate  thereof,  and
(iii) is not connected with the Depositor, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

        Initial Certificate Principal Balance: With respect to the Class A-1 Certificates and Class SB Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date as set forth in the Preliminary Statement hereto.

        Insurance  Account:  The  account or  accounts  created  and  maintained pursuant  to Section  4.10,  which shall be entitled  "JPMorgan  Chase Bank,  as trustee, in trust for the registered holders of Residential Asset Mortgage Products, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2002-RS7," and which must be an Eligible Account.

     Insurance Agreement: The Insurance and Indemnity Agreement, dated as of January 3, 2003, among the Insurer, the Trustee, the Master Servicer and the Depositor.

        Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

     Insured Amount: With respect to the Class A Certificates, as of any Distribution Date, the Deficiency Amount, if any, for such Distribution Date.

     Insurer: Ambac Assurance Corporation, a Wisconsin-domiciled stock insurance corporation or its successors in interest.

     Insurer Account: An account of the Insurer maintained at Citibank, N.A. (ABA No. 021- 000089), Account No. 40609486, Attention: Pamela Dottin, or such other account as may be designated by the Insurer to the Trustee in writing not less than five Business Days prior to the related Distribution Date.

        Insurer Default:  The existence and continuance of any of the following:
(a) a failure by the Insurer to make a payment required under the Policy in accordance with its terms; or (b)(i) the Insurer (A) files any petition or commences any case or proceeding under any provision or chapter of the Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (B) makes a general assignment for the benefit of its creditors or (C) has an order for relief entered against it under the Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or (ii) a court of competent jurisdiction, the Wisconsin insurance department or other competent regulatory authority enters a final and nonappealable order, judgment or decree (A) appointing a custodian, trustee, agent or receiver for the Insurer or for all or any material portion of its property or (B) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Insurer (or the taking of possession of all or any material portion of the property of the Insurer).

     Interest Accrual Period: With respect to the Class A Certificates and Class SB Certificates and any Distribution Date, the prior calendar month.

        Interim Certification: As defined in Section 2.02.

        Interest Distribution Amount: As defined in Section 4.02(c)(i).

        Interested Person: As of any date of determination, the Depositor, the Master Servicer, the Insurer, the Trustee, any Mortgagor, any Manager of a Mortgaged Property, or any Person known to a Responsible Officer of the Trustee to be an Affiliate of any of them.

        Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

        Late Payment Rate: As defined in the Insurance Agreement.

     Limited Repurchase Right Holder: RFC Asset Holdings II, Inc., or its successor.

        Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

        Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

        Marker Rate: With respect to the Class SB Certificates and any Distribution Date, a per annum rate equal to two (2) multiplied by the weighted average of the Pass-Through Rates for each REMIC II Regular Interest (other than REMIC II Regular Interest MT-AA), with the rates on each such REMIC II Regular Interest subject to a cap equal to the Pass-Through Rate for the Corresponding Class for such REMIC II Regular Interest, and the rate on REMIC II Regular Interest MT-ZZ subject to a cap of zero for purposes of this calculation.

        Maturity Date: With respect to each Class of Certificates of regular interest or Uncertificated Regular Interest issued by each of REMIC I, REMIC II and REMIC III, the latest possible maturity date, solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, by which the Certificate Principal Balance of each such Class of Certificates representing a regular interest in the Trust Fund would be reduced to zero, which is, for each such regular interest other than the Class A-IO Certificates, December 25, 2032, which is the Distribution Date following the last scheduled monthly payment of the Mortgage Loans, and which is for the Class A-IO Certificates, May 25, 2005.

     MERS:  Mortgage  Electronic   Registration  Systems,  Inc.,  a  corporation
organized and existing under the laws of the State of Delaware, or any successor thereto.

     MERS(R)   System:   The  system  of   recording   transfers   of  Mortgages
electronically maintained by MERS.

     MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

     Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

        Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and the Due Date in any Due Period, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient
Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

        Moody's: Moody's Investors Service, Inc., or its successor in interest.

        Mortgage: With respect to each Mortgage Note related to a Mortgage Loan, the mortgage, deed of trust or other comparable instrument creating a first or junior lien on an estate in fee simple interest in real property securing a Mortgage Note.

        Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

        Mortgage Loan Schedule: The lists of the Mortgage Loans attached hereto as Exhibit F as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which lists shall set forth at a minimum the following information as to each Mortgage Loan:

        (i)    the Mortgage Loan identifying number ("RFC LOAN #");

        (ii)   [reserved];

        (iii) the maturity of the Mortgage Note ("MATURITY DATE", or "MATURITY DT" for Mortgage Loans and if such Mortgage Loan is a Balloon Loan, the amortization term thereof;

        (iv)   the Mortgage Rate as of the Cut-off Date ("ORIG RATE")

        (v)    the Net Mortgage Rate as of the Cut-off Date ("CURR NET");

        (vi) the scheduled monthly payment of principal, if any, and interest as of the Cut-off Date ("ORIGINAL P & I" or "CURRENT P & I" for the adjustable rate Mortgage Loans);

        (vii)  the Cut-off Date Principal Balance ("PRINCIPAL BAL");

        (viii) the Loan-to-Value Ratio at origination ("LTV");

        (ix) a code "T", "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence (the absence of any such code means the Mortgage Loan is secured by a primary residence); and

        (x) a code "N" under the column "OCCP CODE", indicating that the Mortgage Loan is secured by a non-owner occupied residence (the absence of any such code means the Mortgage Loan is secured by an owner occupied residence).

        Such schedule may consist of multiple reports that collectively set forth all of the information required.

        Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, with respect to each Mortgage Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

     Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification.

     Mortgaged Property: The underlying real property securing a Mortgage Loan.

        Mortgagor: The obligor on a Mortgage Note.

     Neg Am Loan: Any Mortgage Loan providing for negative amortization, as indicated in the Mortgage Loan Schedule.

     Net Collections: With respect to any Corrected Mortgage Loan, an amount equal to all payments on account of interest and principal on such Mortgage Loan.

        Net Mortgage Rate: With respect to any Mortgage Loan as of any date of determination, a per annum rate equal to the Mortgage Rate for such Mortgage Loan as of such date minus the sum of (i) the related Servicing Fee Rate, (ii) the related Subservicing Fee Rate and (iii) the Certificate Insurer Premium Modified Rate.

        Net WAC Cap Rate: With respect to any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates (or, if applicable, the Modified Net Mortgage Rates) on the Mortgage Loans using the Net Mortgage Rates in effect for the Monthly Payments due on such Mortgage Loans during the related Due Period, weighted on the basis of the respective Stated Principal Balances thereof for such Distribution Date.

        Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person: Any Person other than a United States Person.

        Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds or REO Proceeds. To the extent that any Mortgagor is not obligated under the related Mortgage documents to pay or reimburse any portion of any Advances that are outstanding with respect to the related Mortgage Loan as a result of a modification of such Mortgage Loan by the Master Servicer, which forgives unpaid Monthly Payments or other amounts which the Master Servicer had previously advanced, and the Master Servicer determines that no other source of payment or reimbursement for such advances is available to it, such Advances shall be deemed to be nonrecoverable; provided, however, that in connection with the foregoing, the Master Servicer shall provide an Officers' Certificate as described below. The determination by the Master Servicer that it has made a Nonrecoverable Advance shall be evidenced by a certificate of a Servicing Officer, Responsible Officer or Vice President or its equivalent or senior officer of the Master Servicer, delivered to the Depositor, the Trustee, the Insurer and the Master Servicer setting forth such determination, which shall include any other information or reports obtained by the Master Servicer such as property operating statements, rent rolls, property inspection reports and engineering reports, which may support such determinations. Notwithstanding the above, the Trustee shall be entitled to rely upon any determination by the Master Servicer that any Advance previously made is a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance.

     Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

        Notice: As defined in Section 4.04.
        ------

        Notional Amount: With respect to the Class A-IO Certificates and any Distribution Date, the lesser of (a) the aggregate Stated Principal Balance of the Mortgage Loans before taking into account distributions to be made on such Distribution Date and (b) the amount indicated on the following schedule:

           DISTRIBUTION DATE                    NOTIONAL AMOUNT

January 2003                                               $277,500,000.00
February 2003                                              $256,800,000.00
March 2003                                                 $237,800,000.00
April 2003                                                 $220,100,000.00
May 2003                                                   $203,800,000.00
June 2003                                                  $188,600,000.00
July 2003                                                  $174,500,000.00
August 2003                                                $161,600,000.00
September 2003                                             $149,600,000.00
October 2003                                               $138,500,000.00
November 2003                                              $128,100,000.00
December 2003                                              $118,700,000.00
January 2004                                               $109,800,000.00
February 2004                                              $101,600,000.00
March 2004                                                $  94,100,000.00
April 2004                                                $  87,100,000.00
May 2004                                                  $  80,600,000.00
June 2004                                                 $  74,600,000.00
July 2004                                                 $  69,000,000.00
August 2004                                               $  63,900,000.00
September 2004                                            $  59,100,000.00
October 2004                                              $  54,800,000.00
November 2004                                             $  50,600,000.00
December 2004                                             $  46,900,000.00
January 2005                                              $  43,400,000.00
February 2005                                             $  40,200,000.00
March 2005                                                $  37,200,000.00
April 2005                                                $  34,400,000.00
May 2005                                                  $  31,900,000.00
June 2005 and thereafter                           $                  0.00

For federal income tax purposes, however, the Class A-IO Certificates will not have a notional amount, but the Accrued Certificate Interest will be deemed to be to (i) for any Distribution Date from January 2003 through May 2005, 100% of the interest payable on REMIC II Regular Interest MT-AIO and (ii) for and Distribution Date thereafter, 0.00%.

        Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Depositor or the Master Servicer, as the case may be, and delivered to the Trustee and the Insurer, as required by this Agreement.

        Opinion of Counsel: A written opinion of counsel acceptable to the Trustee, the Insurer and the Master Servicer, who may be counsel for the Depositor or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of REMIC I, REMIC II or REMIC III as REMICs or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

        Optional Termination Date: Any Distribution Date on or after which the Stated Principal Balance (before giving effect to distributions to be made on such Distribution Date) of the Mortgage Loans is less than 10.00% of the Cut-off Date Balance.

        Outstanding Mortgage Loan: As to the Due Date in any Due Period, a Mortgage Loan (including an REO Property) that was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and that was not purchased, deleted or substituted for prior to such Due Date pursuant to
Section 2.02, 2.03, 2.04, 4.07 or 4.08.

        Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balance of the Mortgage Loans before giving effect to distributions of principal to be made on such Distribution Date over (b) the aggregate Certificate Principal Balance of the Class A-1 Certificates as of such date, before taking into account distributions of principal to be made on that Distribution Date.

     Overcollateralization Floor: An amount equal to 0.50% of the aggregate Stated Principal Balance of the related Mortgage Loans as of the Cut-off Date.

        Overcollateralization Increase Amount: With respect to (a) the first six Distribution Dates, $0, and (b) any Distribution Date after the first six
Distribution Dates, an amount equal to the lesser of (i) the Excess Cash Flow for that Distribution Date available to make payments pursuant to Section 4.02(c)(vi), and (ii) the excess, if any, of (x) the Required
Overcollateralization Amount for that Distribution Date over (y) the Overcollateralization Amount for that Distribution Date.

        Overcollateralization Reduction Amount: With respect to any Distribution Date for which the Excess Overcollateralization Amount is, or would be, after taking into account all other distributions to be made on that Distribution Date, greater than zero, an amount equal to the lesser of (i) the Excess Overcollateralization Amount for that Distribution Date and (ii) the Principal Remittance Amount for that Distribution Date.

        Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Pass-Through Rate: With respect to the Class A-1 Certificates and each Interest Accrual Period (a) on or prior to the 29th Distribution Date, a per annum rate equal to the lesser of (i) 4.407% per annum and (ii) the Adjusted Net WAC Cap Rate; provided, however, that for federal income tax purposes, the amount determined under clause (ii) shall be the equivalent of the foregoing, expressed as the weighted average of the REMIC II Uncertificated Pass-Through Rates for the REMIC II Regular Interests (other than REMIC II Regular Interest MT-AIO), weighted on the basis of the respective Uncertificated Principal Balances thereof for such Distribution Date and (b) thereafter, a per annum rate equal to 4.407% per annum, provided, that, on or after the second Distribution Date after the first possible Optional Termination Date, the applicable per annum rate shall be equal to 4.907% per annum. With respect to the Class A-IO Certificates and each Interest Accrual Period, (a) on or prior to the 29th Distribution Date, 2.000% per annum and (b) 0.00% per annum thereafter. For federal income tax purposes, however, the Class A-IO Certificates will not have a pass through rate, but will be entitled to (i) for any Distribution Date from January 2003 through May 2005, 100% of the interest payable on REMIC II Regular Interest MT-AIO, and (ii) for any Distribution Date thereafter, 0.00%.

     Paying Agent: JPMorgan Chase Bank or any successor Paying Agent appointed by the Trustee.

        Percentage Interest: With respect to any Class A Certificate, the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof divided by the aggregate Initial Certificate Principal Balance of all of the Certificates of the same Class. The Percentage Interest with respect to a Class SB or Class R Certificate shall be stated on the face thereof.

        Permitted Investments: One or more of the following:

        (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

        (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

        (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short- term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is a Rating Agency;

        (iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper and demand notes shall have a remaining maturity of not more than 30 days;

        (v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

        (vi) other obligations or securities that are acceptable to the Insurer and each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean the following: A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and F-1 in the case of Fitch.

     Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

        Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Policy: The Certificate Guaranty Insurance Policy No. AB0641BE issued by the Insurer in respect of the Class A Certificates, a copy of which is attached hereto as Exhibit Q.

        Pool Stated Principal Balance: As to any date of determination, the aggregate of the Stated Principal Balances of each Mortgage Loan that was an Outstanding Mortgage Loan on the Due Date immediately preceding the Due Period preceding such date of determination.

        Prepayment Assumption: With respect to the Class A Certificates, the prepayment assumption to be used for determining the accrual of original issue discount and premium and market discount on such Certificates for federal income tax purposes, which assumes a prepayment rate of 23% HEP.

        Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the related Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage
Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the related Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the related Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

     Prepayment Period: As to any Distribution Date, the calendar month preceding the month of distribution.

        Primary Insurance Policy: Each primary policy of mortgage guaranty insurance as indicated on Exhibit F with the exception of either code "23" or "96" under the column "MI CO CODE".

     Principal Distribution Amount: With respect to any Distribution Date, the lesser of (a) the excess of (x) the Available Distribution Amount over (y) the Interest Distribution Amount and (b) the sum of:

        (i) the principal portion of each Monthly Payment received or Advanced with respect to the related Due Period on each Outstanding Mortgage Loan;

        (ii) the Stated Principal Balance of any Mortgage Loan repurchased during the related Prepayment Period (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Section 2.02, 2.03, 2.04, 4.07 or
4.08 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to Section
2.03 or 2.04 during the related Prepayment Period;

        (iii) the principal portion of all other unscheduled collections on the Mortgage Loans (including, without limitation, Principal Prepayments in Full, Curtailments, Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the related Prepayment Period to the extent applied by the Master Servicer as recoveries of principal of the Mortgage Loans pursuant to Section 3.14;

        (iv) the principal portion of any Realized Losses (other than Excess Losses) incurred (or deemed to have been incurred) on any Mortgage Loans in the calendar month preceding such Distribution Date to the extent covered by Excess Cash Flow for such Distribution Date; and

     (v) the amount of any Overcollateralization Increase Amount for such Distribution Date to the extent covered by Excess Cash Flow;

        minus

     (vi) the amount of any Overcollateralization Reduction Amount for such Distribution Date.

        Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

     Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

        Principal Remittance Amount: With respect to any Distribution Date, the sum of the amounts described in clauses (i), (ii) and (iii) of the definition of Principal Distribution Amount for that Distribution Date.

        Program Guide: The Residential Funding Seller Guide for mortgage collateral sellers that participate in Residential Funding's standard mortgage programs, and Residential Funding's Servicing Guide and any other subservicing arrangements which Residential Funding has arranged to accommodate the servicing of the Mortgage Loans.

        Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04, 4.07 or 4.08, an amount equal to the sum of (i) (a) if such Mortgage Loan (or REO Property) is being purchased pursuant to Sections 2.02, 2.03, 2.04 or 4.07 of this Agreement, 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances or (b) if such Mortgage Loan (or REO Property) is being purchased pursuant to Section 4.08 of this Agreement, the greater of (1) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances on such Mortgage Loan (or REO Property) and (2) the fair market value thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee and the Certificate Insurer Premium Modified Rate, if any, is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) plus the Certificate Insurer Premium Modified Rate, if any, in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the first day of the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

        Qualified Insurer: A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it, approved as a FNMA- or FHLMC-approved mortgage insurer or having a claims paying ability rating of at least "AA" or equivalent rating by a nationally recognized statistical rating organization. Any replacement insurer with respect to a Mortgage Loan must have at least as high a claims paying ability rating as the insurer it replaces had on the Closing Date.

        Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Depositor for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential
Funding, in the Custodial Account in the month of substitution); (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; and (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement.

        Rate Change Date: With respect to a REMIC II Regular Interest Component, the first month in which the pass-through rate for such component is equal to 0.00%.

        Rating Agency: Fitch and Moody's. If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Depositor and with respect to the Class A Certificates, the Insurer, notice of which designation shall be given to the Trustee and the Master Servicer.

        Realized Loss: With respect to each Mortgage Loan (or REO Property) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) and the Certificate Insurer Premium Modified Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the last day of the month in which the Cash Liquidation (or REO Disposition) occurred on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) and the Certificate Insurer Premium Modified Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances or expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed. With respect to each Mortgage Loan which is the subject of a Servicing Modification,
(a) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced, and (b) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction. Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee and the Insurer in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Record Date: With respect to each Distribution Date (other than the Distribution Date in January 2003) and each Class of Certificates, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs, or with respect to the Distribution Date in January 2003, the Closing Date.

       Regular Certificates: The Class A Certificates and Class SB Certificates.

        Regular Interest: Any one of the regular interests in the Trust Fund.

     Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

        REMIC Administrator: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, acceptable to the Insurer, subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC I: The segregated pool of assets subject hereto, constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made (other than with respect to the items in clause (v) and the proceeds thereof), consisting of: (i) the Mortgage Loans and the related Mortgage Files; (ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date (other than Monthly Payments due in December 2002) as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund; (iii) property which secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure; (iv) the hazard insurance policies and Primary Insurance Policy pertaining to the Mortgage Loans, if any; (v) the Policy; and (vi) all proceeds of clauses (i) through (v) above.

        REMIC I Regular Interests: REMIC I Regular Interest LT-A-1, REMIC I Regular Interest LT- A-2, REMIC I Regular Interest LT-A-3, REMIC I Regular
Interest LT-A-4, REMIC I Regular Interest LT-A-5, REMIC I Regular Interest LT-A-6, REMIC I Regular Interest LT-A-7, REMIC I Regular Interest LT-A-8, REMIC I Regular Interest LT-A-9, REMIC I Regular Interest LT-A-10, REMIC I Regular Interest LT-A-11, REMIC I Regular Interest LT-A-12, REMIC I Regular Interest
LT-A-13, REMIC I Regular Interest LT-A-14, REMIC I Regular Interest LT-A-15, REMIC I Regular Interest LT-A-16, REMIC I Regular Interest LT-A-17, REMIC I Regular Interest LT-A-18, REMIC I Regular Interest LT-A-19, REMIC I Regular Interest LT-A-20, REMIC I Regular Interest LT-A-21, REMIC I Regular Interest
LT-A-22, REMIC I Regular Interest LT-A-23, REMIC I Regular Interest LT-A-24, REMIC I Regular Interest LT-A-25, REMIC I Regular Interest LT-A-26, REMIC I Regular Interest LT-A-27, REMIC I Regular Interest LT-A-28, REMIC I Regular Interest LT-A-29 and REMIC I Regular Interest LT-A-30.

        REMIC I Regular Interest LT-A-1: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest LT-A-2: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest LT-A-3: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest LT-A-4: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest LT-A-5: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest LT-A-6: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest LT-A-7: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest LT-A-8: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest LT-A-9: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest LT-A-10: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest LT-A-11: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest LT-A-12: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest LT-A-13: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest LT-A-14: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest LT-A-15: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest LT-A-16: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest LT-A-17: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest LT-A-18: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest LT-A-19: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest LT-A-20: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest LT-A-21: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest LT-A-22: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest LT-A-23: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest LT-A-24: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest LT-A-25: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest LT-A-26: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest LT-A-27: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest LT-A-28: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest LT-A-29: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest LT-A-30: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II: The segregated pool of assets subject hereto, constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made, consisting of the REMIC I Regular Interests.

        REMIC II Diverted Excess Spread: 1% of the Diverted Excess Spread.

        REMIC II Interest Loss Allocation Amount: With respect to any Distribution Date, an amount equal to (a) the product of (i) the aggregate Uncertificated Principal Balance of the REMIC II Regular Interests then outstanding and (ii) the Uncertificated Pass-Through Rate for REMIC II Regular Interest MT-AA minus the Marker Rate, divided by (b) 12.

        REMIC II Overcollateralized Amount: With respect to any date of determination, (i) 1% of the aggregate Uncertificated Principal Balances of the REMIC II Regular Interests (other than REMIC II Regular Interest MT-AIO) minus
(ii) the Uncertificated Principal Balances of the REMIC II Regular Interests (other than REMIC II Regular Interests MT-AA and REMIC II Regular Interest MT-ZZ), in each case as of such date of determination.

        REMIC II Principal Loss Allocation Amount: With respect to any Distribution Date, an amount equal to the product of (i) the aggregate Stated Principal Balance of the Mortgage Loans then outstanding and (ii) 1 minus a fraction, the numerator of which is two times the sum of the Uncertificated Principal Balances of REMIC II Regular Interests MT-A-1 and the denominator of which is the sum of the Uncertificated Principal Balances of REMIC II Regular Interests MT-A-1 and MT-ZZ.

        REMIC II Regular Interests: REMIC II Regular Interest MT-AA, REMIC II Regular Interest MT-A-1, REMIC II Regular Interest MT-ZZ and REMIC II Regular Interest MT-AIO.

        REMIC II Regular Interest MT-AA: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II Regular Interest MT-A-1: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II Regular Interest MT-ZZ: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II Regular Interest MT-ZZ Maximum Interest Deferral Amount: With respect to any Distribution Date, the sum of (a) the excess of (i) Uncertificated Accrued Interest calculated with the REMIC II Regular Interest MT-ZZ Uncertificated Pass-Through Rate and an Uncertificated Principal Balance equal to the excess of (x) the Uncertificated Principal Balance of REMIC II Regular Interest MT-ZZ over (y) the REMIC II Overcollateralized Amount, in each case for such Distribution Date, over (ii) Uncertificated Accrued Interest on REMIC II Regular Interest MT-A-1, with the rate on each such REMIC II Regular Interest subject to a cap equal to the Pass-Through Rate on the Corresponding Class for the purpose of this calculation.

        REMIC II Regular Interest MT-AIO: A Regular Interest in REMIC II that is held as an asset of REMIC III, that has an initial notional balance equal to the related Uncertificated Notional Balance, that bears interest at the related Uncertificated Pass-Through Rate and that has such other terms as are described herein. REMIC II Regular Interest MT-AIO will be deemed to be composed of twenty-nine components, MT-AIO-1 through MT-AIO-30, each of which is a Corresponding Interest to a REMIC I Regular Interest.

     REMIC  II  Required   Overcollateralization  Amount:  1%  of  the  Required
Overcollateralization Amount.

        REMIC II Regular Interest LT3-A-AA: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II Regular Interest LT3-A-1: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II Regular Interest LT3-A-ZZ: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II Regular Interest  LT3-A-ZZ  Maximum  Interest  Deferral Amount:
With respect to any Distribution Date, the sum of (a) the excess of (i) Uncertificated Accrued Interest calculated with the REMIC II Regular Interest LT3-A-ZZ Uncertificated Pass-Through Rate and an Uncertificated Principal Balance equal to the excess of (x) the Uncertificated Principal Balance of REMIC II Regular Interest LT3-A-ZZ over (y) the REMIC II Overcollateralized Amount, in each case for such Distribution Date, over (ii) Uncertificated Accrued Interest on REMIC II Regular Interest LT3-A-1, with the rate on each such REMIC II Regular Interest subject to a cap equal to the Pass-Through Rate on the Corresponding Class for the purpose of this calculation.

        REMIC II Regular Interest LT3-AIO: A Regular Interest in REMIC II that is held as an asset of REMIC III, that has an initial notional balance equal to the related Uncertificated Notional Balance, that bears interest at the related Uncertificated Pass-Through Rate and in that has such other terms as are described herein. REMIC II Regular Interest LT3-AIO will be deemed to be composed of thirty components, LT3-AIO-1 through LT3-AIO-29, each of which is a Corresponding Interest to a REMIC I Regular Interest.

        REMIC III: The segregated pool of assets subject hereto, constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made, consisting of the REMIC II Regular Interests.

        REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received substantially all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at a rate equal to the sum of the Net Mortgage Rate and the Certificate Insurer Premium Modified Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

        REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

        REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Repurchase Event: As defined in the Assignment Agreement.

        Repurchase Price: With respect to any Deleted Mortgage Loan to be replaced by the substitution of one or more Qualified Substitute Mortgage Loans pursuant to Section 2.03, an amount, calculated by the Master Servicer equal to:
(a) the unpaid principal balance of such Mortgage Loan (or, in the case of any REO Property, the related Mortgage Loan) (after application of all principal payments (including prepayments) collected and other principal amounts recovered on such Mortgage Loan) as of the date of receipt of the Repurchase Price or the date of substitution, as the case may be, hereunder; plus (b) unpaid interest accrued on such Mortgage Loan or Mortgage Loan related to an REO Property, as applicable, at the related Mortgage Rate (after application of all interest payments collected and other amounts recovered (and applied to accrued interest) on such Mortgage Loan) to, but not including, the Due Date in the Due Period during which the applicable purchase or substitution occurs; plus (c) any unreimbursed Servicing Advances, all accrued and unpaid interest on Advances, any unpaid servicing compensation (other than Master Servicer fees), and any unpaid or unreimbursed expenses of the Trust Fund allocable to such Mortgage Loan or Mortgage Loan related to an REO Property, as applicable, as of the date of receipt of such Repurchase Price or the date of substitution, as the case may be, hereunder; plus (d) in the event that such Mortgage Loan or Mortgage Loan related to an REO Property, as applicable, is required to be repurchased or replaced pursuant to Section 2.03, expenses reasonably incurred or to be incurred by the Master Servicer or the Trustee in respect of the breach or defect giving rise to the repurchase or replacement obligation, including any expenses arising out of the enforcement of the repurchase or replacement obligation.

        Request for Release: A request for release, the forms of which are attached as Exhibit G hereto, or an electronic request in a form acceptable to the Custodian.

        Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

        Required Overcollateralization Amount: As of any Distribution Date, (a) if such Distribution Date is prior to the Stepdown Date, 1.25% of the Cut-off Date Balance, or (b) if such Distribution Date is on or after the Stepdown Date, the greater of (i) 2.50% of the then current aggregate Stated Principal Balance of the Mortgage Loans as of the end of the related Due Period and (ii) the related Overcollateralization Floor; provided, that if such Distribution Date is on or after the Stepdown Date and (I) an amount equal to (A) 2 (two) times (B) the excess of (x) 37.50% of the sum of the following: (1) 100% of the aggregate Stated Principal Balance of all Mortgage Loans that are 90 or more days Delinquent, (2) 75% of the aggregate Stated Principal Balance of all Mortgage Loans that are in foreclosure and (3) 100% of the aggregate Stated Principal Balance of all Mortgage Loans that are converted to REO Properties, in each case as of the last day of the related Due Period, over (y) 5 (five) times the Excess Cash Flow for such Distribution Date is greater than (II) the amount determined pursuant to clause (b), then the Required Overcollateralization Amount for that Distribution Date shall be equal to the Required Overcollateralization Amount on the prior Distribution Date. The Required Overcollateralization Amount may be reduced with the prior written consent of the Insurer and notification to each of the Rating Agencies.

     Residential   Funding:   Residential   Funding   Corporation,   a  Delaware
corporation, in its capacity as seller of the Mortgage Loans to the Depositor and any successor thereto.

        Responsible Officer: When used with respect to the Trustee, any officer of the Institutional Trust Services/Structured Finance Services Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee with direct responsibility for the administration of this Agreement.

        Rolling Six-Month Delinquency Ratio: As of any Distribution Date, the fraction, expressed as a percentage, equal to the average of the Delinquency Ratio for each of the six (or one, two, three, four and five in the case of the first, second, third, fourth and fifth Distribution Dates) immediately preceding Due Periods.

     Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

        Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate equal to the Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the related Due Date in the related Due Period, as may be adjusted pursuant to
Section 3.16(e).

        Servicing Fee Rate: The per annum rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

        Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to a modification of such Mortgage Loan in accordance with Section 3.07(a).

        Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee and the Insurer by the Master Servicer, as such list may from time to time be amended.

     Servicing Trigger: As of any Distribution Date, for purposes of Section 7.05, "Servicing Trigger; Removal of Master Servicer," the occurrence of any of the following scenarios:

          (i) the aggregate Rolling Six-Month Delinquency Ratio is greater than 12.00% for the then-current Distribution Date;

          (ii) the aggregate Rolling Six-Month Delinquency Ratio is greater than 10.00% for the then-current and two preceding Distribution Dates;

        (iii) the aggregate Twelve-Month Loss Amount is greater than or equal to 2.75% of the aggregate Stated Principal Balance of the Mortgage Loans; or

        (iv) the aggregate Realized Losses on the Mortgage Loans since the Cut-off Date exceed (a) with respect to the first 12 Distribution Dates, 2.25% of the aggregate Cut-off Date Principal Balance of the Mortgage Loans, (b) with respect to the next 12 Distribution Dates,

        3.75% of the aggregate Cut-off Date Principal Balance of the Mortgage Loans, (c) with respect to the next 12 Distribution Dates, 5.25% of the aggregate Cut-off Date Principal Balance of the Mortgage Loans, (d) with respect to the next 12 Distribution Dates, 6.75% of the aggregate
        Cut-off Date Principal Balance of the Mortgage Loans, and (e) with respect to all Distribution Dates thereafter, 8.00% of the aggregate Cut-off Date Principal Balance of the Mortgage Loans.

        Special Hazard Amount: As of any Distribution Date, an amount equal to $3,196,890 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated to the Mortgage Loans through Subordination in accordance with Section
4.05 and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the "Adjustment Amount" shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan that has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 9.72% (which percentage is equal to the percentage of Mortgage Loans initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage Loan secured by a Mortgaged Property located in the State of California. The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall obtain the written approval of the Insurer and obtain the written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to the Class A Certificates without regard to the Policy by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency.

        Special Hazard Loss: Any Realized Loss not in excess of the lesser of the cost of repair or the cost of replacement of a Mortgaged Property suffered by such Mortgaged Property on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to
Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

     Standard & Poor's: Standard & Poor's, a division of The McGraw-Hill Companies, or its successor in interest.

        Startup Date: The day designated as such pursuant to Article X hereof.

        Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the Cut-off Date Principal Balance of the Mortgage Loan, minus (ii) the sum of (a) the aggregate of the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period commencing on the first Due Period after the Cut-Off Date and ending with the Due Period related to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with
Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 or 4.03 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

        Stepdown Date: The Distribution Date which is the later to occur of (i) the Distribution Date occurring in July 2005 and (ii) the first Distribution Date on which the Overcollateralization Amount immediately prior to that Distribution Date is equal to or greater than 2.50% of the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the related Due Period.

     Subordination: The provisions described in Section 4.05 relating to the allocation of Realized Losses (other than any Realized Losses covered by the Policy).

     Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

        Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

        Subservicer  Advance:  Any  delinquent   installment  of  principal  and
interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

     Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

        Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Depositor.

        Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues with respect to each Distribution Date at an annual rate equal to the Subservicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the related Due Date in the related Due Period.

     Subservicing Fee Rate: The per annum rate designated on the Mortgage Loan Schedule as the "SUBSERV FEE".

        Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of REMIC I, REMIC II and REMIC III due to their classification as REMICs under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

     Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

     Trust Fund: Collectively, the assets of REMIC I, REMIC II and REMIC III.

        Twelve-Month Loss Amount: With respect to any Distribution Date, an amount equal to the aggregate of all Realized Losses on the Mortgage Loans during the 12 preceding Due Periods.

        Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

        Uncertificated Accrued Interest: With respect to any Uncertificated Regular Interest for any Distribution Date, one month's interest at the related Uncertificated Pass-Through Rate for such Distribution Date, accrued on the Uncertificated Principal Balance or Uncertificated Notional Amount, immediately prior to such Distribution Date. Uncertificated Accrued Interest for the Uncertificated Regular Interests shall accrue on the basis of a 360-day year consisting of twelve 30- day months. For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC I Regular Interests for any Distribution Date, any Prepayment Interest Shortfalls (to the extent not covered by Compensating Interest) relating to the Mortgage Loans for any Distribution Date shall be allocated first to REMIC I Regular Interest LT-A-1, then to REMIC I Regular Interest LT-A-2 through REMIC I Regular Interest LT-A-30, sequentially, in each case to the extent of one month's interest at the then applicable respective Uncertificated REMIC I Pass-Through Rate on the respective Uncertificated Principal Balance of each such Uncertificated REMIC I Regular Interest. For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC II Regular Interests for any Distribution Date, any Prepayment Interest Shortfalls (to the extent not covered by

Compensating Interest) relating to the Mortgage Loans for any Distribution Date shall be allocated first, to Uncertificated Accrued Interest payable to REMIC II Regular Interest MT-AA and REMIC II Regular Interest MT-ZZ up to an aggregate amount equal to the REMIC II Interest Loss Allocation Amount, 98% and 2%, respectively, and thereafter any remaining Prepayment Interest Shortfalls (to the extent not covered by Compensating Interest) relating to the Mortgage Loans for any Distribution Date shall be allocated among REMIC II Regular Interests MT-AA, MT-A-1, MT-ZZ, and MT-AIO, pro rata based on, and to the extent of, Uncertificated Accrued Interest, as calculated without application of this sentence.

        Uncertificated Notional Amount: With respect to any Distribution Date and REMIC II Regular Interest MT-AIO, an amount equal to the lesser of (i) the Scheduled Amount set forth below for such Distribution Date and (ii) the aggregate Uncertificated Principal Balance of the Uncertificated REMIC I Regular Interests set forth below for such Distribution Date.



                                           Corresponding Uncertificated REMIC I
                   Distribution Date                    Regular-Interest

           January 25, 2003                           LT-A-2 through LT-A-30
           February 25, 2003                          LT-A-3 through LT-A-30
           March 25, 2003                             LT-A-4 through LT-A-30
           April 25, 2003                             LT-A-5 through LT-A-30
           May 25, 2003                               LT-A-6 through LT-A-30
           June 25, 2003                              LT-A-7 through LT-A-30
           July 25, 2003                              LT-A-8 through LT-A-30
           August 25, 2003                            LT-A-9 through LT-A-30
           September 25, 2003                        LT-A-10 through LT-A-30
           October 25, 2003                          LT-A-11 through LT-A-30
           November 25, 2003                         LT-A-12 through LT-A-30
           December 25, 2003                         LT-A-13 through LT-A-30
           January 25, 2004                          LT-A-14 through LT-A-30
           February 25, 2004                         LT-A-15 through LT-A-30
           March 25, 2004                            LT-A-16 through LT-A-30
           April 25, 2004                            LT-A-17 through LT-A-30
           May 25, 2004                              LT-A-18 through LT-A-30
           June 25, 2004                             LT-A-19 through LT-A-30
           July 25, 2004                             LT-A-20 through LT-A-30
           August 25, 2004                           LT-A-21 through LT-A-30
           September 25, 2004                        LT-A-22 through LT-A-30
           October 25, 2004                          LT-A-23 through LT-A-30
           November 25, 2004                         LT-A-24 through LT-A-30
           December 25, 2004                         LT-A-25 through LT-A-30
           January 25, 2005                          LT-A-26 through LT-A-30

           February 25, 2005                         LT-A-27 through LT-A-30
           March 25, 2005                            LT-A-28 through LT-A-30
           April 25, 2005                            LT-A-29 through LT-A-30
           May 25, 2005                                      LT-A-30

     Uncertificated Pass-Through Rate: The Uncertificated REMIC I Pass-Through Rate or Uncertificated REMIC II Pass-Through Rate.

        Uncertificated Principal Balance: The principal amount of any Uncertificated Regular Interest (other than REMIC II Regular Interest MT-AIO) outstanding as of any date of determination. The Uncertificated Principal Balance of each Uncertificated Regular Interest shall be reduced by all distributions of principal made on such Uncertificated Regular Interest, as applicable, on such Distribution Date and, if and to the extent necessary and appropriate, shall be further reduced in such Distribution Date by Realized Losses. The Uncertificated Principal Balance of each Uncertificated Regular Interest shall never be less than zero. REMIC II Regular Interest MT-AIO will not have an Uncertificated Principal Balance.

     Uncertificated Regular Interests: The REMIC I Regular Interests and the REMIC II Regular Interests.

        Uncertificated   REMIC  I  Pass-Through   Rate:   With  respect  to  any
Distribution Date, a per annum rate equal to the Net WAC Cap Rate.

        Uncertificated REMIC II Pass-Through Rate:

        (a) With respect to REMIC II Regular Interest MT-AA, REMIC II Regular Interest MT- A-1 and REMIC II Regular Interest MT-ZZ, and (i) the first 29 Distribution Dates, a per annum rate equal to the Adjusted Net WAC Cap Rate and
(ii) thereafter, a per annum rate equal to the weighted average of the Uncertificated Pass-Through Rates for the REMIC I Regular Interests, weighted on the basis of the respective Uncertificated Principal Balances thereof for such Distribution Date.

        (b) With respect to REMIC II Regular Interest MT-AIO and the first 29 Distribution Dates, 2.00%, and with respect to REMIC II Regular Interest MT-AIO and any Distribution Date thereafter, 0.00% per annum.

        Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        United States Person: A citizen or resident of the United States, a corporation, partnership or other entity (treated as a corporation or partnership for United States federal income tax purposes) created or organized in, or under the laws of, the United States, any state thereof, or the District of Columbia (except in the case of a partnership, to the extent provided in Treasury regulations) provided that, for purposes solely of the restrictions on the transfer of Class R Certificates, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are required by the applicable operative agreement to be United States Persons, or an estate that is described in Section
7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

        VA: The Veterans Administration, or its successor.

        Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. 97.25% of all of the Voting Rights shall be allocated among Holders of the Class A Certificates, other than the Class A-IO Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; 1% of all of the Voting Rights shall be allocated among Holders of the Class A-IO Certificates; 1% of all of the Voting Rights shall be allocated among the Holders of the Class SB Certificates, respectively; 0.25%, 0.25% and 0.25% of all of the Voting Rights shall be allocated among the Holders of the Class R-I, Class R-II and Class R-III Certificates, respectively; in each case to be allocated among the Certificates of such Class in accordance with their respective Percentage Interest.

                                          ARTICLE II

                                CONVEYANCE OF MORTGAGE LOANS;
                              ORIGINAL ISSUANCE OF CERTIFICATES

        Section 2.01. Conveyance of Mortgage Loans.

        (a) The Depositor, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Depositor in and to (i) the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans in the month of December 2002); and (ii) all proceeds of the foregoing.

        (b) In connection with such assignment, and contemporaneously with the delivery of this Agreement, the Depositor delivered or caused to be delivered hereunder to the Trustee the Policy, and except as set forth in Section 2.01(c) below, the Depositor does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) with respect to each Mortgage Loan so assigned:

               (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

               (ii) The original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording thereon or, if the original Mortgage has not yet been returned from the public recording office, a copy of the original Mortgage with evidence of recording indicated thereon;

               (iii)  Unless the  Mortgage  Loan is  registered  on the  MERS(R)
        System, the Assignment (which may be included in one or more blanket assignments if permitted by applicable law) of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

               (iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator to the Person assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS(R) System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon;

               (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan, or a copy of each modification, assumption agreement or preferred loan agreement.

        The Depositor may, in lieu of delivering the original of the documents set forth in Section 2.01(b)(ii), (iii), (iv) and (v) (or copies thereof as permitted by Section 2.01(b)) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth in the next sentence. Within thirty Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(ii), (iii),
(iv) and (v) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

        (c) In connection with any Mortgage Loan, if the Depositor cannot deliver the original of the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof as permitted by Section 2.01(b)) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Depositor shall deliver or cause to be delivered to the Trustee or the respective Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

        The Depositor shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause(iii) of Section 2.01(b), except (a) in states where, in the opinion of counsel acceptable to the Trustee, the Insurer and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for Residential Funding and its successors and assigns. If any Assignment is lost or returned unrecorded to the Depositor because of any defect therein, the Depositor shall prepare a substitute Assignment or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Depositor shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or Assignment (or copy thereof as permitted by Section 2.01(b)), with evidence of recording indicated thereon upon receipt thereof from the public recording office or from the related Subservicer.

        If the Depositor delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Depositor shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

        Any of the items set forth in Sections 2.01(b)(ii), (iii), (iv) and (v) that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

        In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Depositor further agrees that it will cause, at the Depositor's own expense, within 30 days after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Depositor to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files
(a) the code in the field which identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Depositor further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

        (d) It is intended that the conveyances by the Depositor to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be construed as a sale by the Depositor to the Trustee of the Mortgage Loans for the benefit of the Certificateholders. Further, it is not intended that any such conveyance be deemed to be a pledge of the Mortgage Loans by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that the Mortgage Loans are held to be property of the Depositor or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyances provided for in this Section 2.01 shall be deemed to be (1) a grant by the Depositor to the Trustee of a security interest in all of the Depositor's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including (i) the related Mortgage Note and Mortgage, and (ii) any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof and (C) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Depositor to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B) and (C) granted by Residential Funding to the Depositor pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code as in effect in the States of New York and Minnesota and any other applicable jurisdiction; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

        The Depositor and, at the Depositor's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Depositor shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Depositor, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans as evidenced by an Officers' Certificate of the Depositor, with a copy delivered to the Insurer, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Depositor or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of Residential Funding or the Depositor or (3) any transfer of any interest of Residential Funding or the Depositor in any Mortgage Loan.

        Section 2.02. Acceptance by Trustee.

        The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(i) above (except that for purposes of such acknowledgment only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim Certification") to the effect that all documents required to be delivered pursuant to Section 2.01(b) above have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Upon delivery of the Mortgage Files by the Depositor or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in
Section 2.01(c) above. If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective, the Trustee shall promptly so notify the Master Servicer and the Depositor;

provided, that if the Mortgage Loan related to such Mortgage File is listed on Schedule A of the Assignment Agreement, no notification shall be necessary. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Depositor and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it. If such omission or defect materially and adversely affects the interests in the related Mortgage Loan of the Certificateholders or the Insurer, the Master Servicer shall promptly notify the related Subservicer of such omission or defect and request that such Subservicer correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer does not correct or cure such omission or defect within such period, that such Subservicer purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered; and provided further, that no cure, substitution or repurchase shall be required if such omission or defect is in respect of a Mortgage Loan listed on Schedule A of the Assignment Agreement. The Purchase Price for any such Mortgage Loan shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. In furtherance of the foregoing, if the Subservicer or Residential Funding that repurchases the Mortgage Loan is not a member of MERS and the Mortgage is registered on the MERS(R) System, the Master Servicer, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to such Subservicer or Residential Funding and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations. It is understood and agreed that the obligation of the Subservicer, to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of Certificateholders (except for the Insurer's rights under the Insurance Agreement).

Section 2.03. Representations, Warranties and Covenants of the Master Servicer and the Depositor.

        (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders and the Insurer that:

               (i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

               (ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

               (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Depositor, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

               (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

                      (v) No litigation is pending or, to the best of the Master
               Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

               (vi) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

                      (vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Depositor, any Affiliate of the Depositor or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

               (viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of
        Section 3.02; and

               (ix) The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian. Upon discovery by either the Depositor, the Master Servicer, the Insurer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this Section 2.03(a) which materially and adversely affects the interests of the Certificateholders or the Insurer in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders (except for the Insurer's rights under Section 3.03 of the Insurance Agreement).

        (b) The Depositor hereby represents and warrants to the Trustee for the benefit of the Certificateholders and the Insurer that as of the Closing Date (or, if otherwise specified below, as of the date so specified): (i) The information set forth in Exhibit F hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the respective date or dates which such information is furnished;
(ii) Immediately prior to the conveyance of the Mortgage Loans to the Trustee, the Depositor had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such conveyance validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest; and (iii) Each Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1).

        It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by any of the Depositor, the Master Servicer, the Insurer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) which materially and adversely affects the interests of the Certificateholders or the Insurer in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (including the Insurer) (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(iii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Depositor shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Depositor shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in

Section 860G(a)(3) of the Code, any such cure, substitution or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Depositor under the same terms and conditions as provided in Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Depositor to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders (other than the Insurer) or the Trustee on behalf of the Certificateholders (other than the Insurer). Notwithstanding the foregoing, the Depositor shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this
Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

        Section 2.04. Representations and Warranties of Residential Funding.

        The Depositor, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of the Certificateholders all of its right, title and interest in respect of the Assignment Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement relates to the representations and warranties made by Residential Funding in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders.

        Upon the discovery by the Depositor, the Master Servicer, the Trustee, the Insurer or any Custodian of a breach of any of the representations and warranties made in the Assignment Agreement in respect of any Mortgage Loan or of any Repurchase Event which materially and adversely affects the interests of the Certificateholders or the Insurer in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (including the Insurer) (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify Residential Funding of such breach or Repurchase Event and request that Residential Funding either (i) cure such breach or Repurchase Event in all material respects within 90 days from the date the Master Servicer was notified of such breach or Repurchase Event or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that, in the case of a breach or Repurchase Event under the Assignment Agreement, Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or substitution must occur within 90 days from the date the breach was discovered. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, and
Residential Funding shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in
Section 4 of the Assignment Agreement, as of the date of substitution, and the covenants, representations and warranties set forth in this Section 2.04, and in
Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

        In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and by an Opinion of Counsel to the effect that such substitution will not cause
(a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under
Section 860G(d)(1) of the Code or (b) any portion of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificate is outstanding.

        It is understood and agreed that the obligation of the Residential Funding to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders (other than the Insurer) or the Trustee on behalf of the Certificateholders (other than the Insurer). If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the right, title and interest in respect of the Assignment Agreement applicable to such Mortgage Loan.

Section 2.05. Execution and Authentication of Certificates; Conveyance of Uncertificated REMIC Regular Interests.

        (a) The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed and caused to be authenticated and delivered to or upon the order of the Depositor the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.

        (b) The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC I Regular Interests for the benefit of the Holders of the REMIC II Regular Interests and the Holders of the Class R-II Certificates. The Trustee acknowledges receipt of the REMIC I Regular Interests (which is uncertificated) and declares that it holds and will hold the same in trust for the exclusive use and benefit of the Holders of the REMIC II Regular Interests and Holders of the Class R-II Certificates. The interests evidenced by the Class R-II Certificates, together with the REMIC II Regular Interests, constitute the entire beneficial ownership interest in REMIC II.

        (c) The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC II Regular Interests for the benefit of the holders of the Regular Certificates and the Class R-III Certificates. The Trustee acknowledges receipt of the REMIC II Regular Interests (which are uncertificated) and declares that it holds and will hold the same in trust for the exclusive use and benefit of the holders of the Regular Certificates and the Class R-III Certificates. The interests evidenced by the Class R-III Certificate, together with the Regular Certificates, constitute the entire beneficial ownership interest in REMIC III.

        (d) In exchange for the REMIC II Regular Interests and, concurrently with the assignment to the Trustee thereof, pursuant to the written request of the Depositor executed by an officer of the Depositor, the Trustee has executed, authenticated and delivered to or upon the order of the Depositor, the Regular Certificates in authorized denominations evidencing (together with the Class R-III Certificates) the entire beneficial ownership interest in REMIC III.

                                   ARTICLE III

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

        Section 3.01. Master Servicer to Act as Servicer.

        (a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans, following such procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities, and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it is appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS(R) System, it becomes necessary to remove any Mortgage Loan from registration on the MERS(R) System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of
Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to Section 3.13(d) hereof) and cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

        (b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

        (c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' Obligations.

        (a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer shall be either (i) an institution the accounts of which are insured by the FDIC or (ii) another entity that engages in the business of originating or servicing mortgage loans, and in either case shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the Subservicing Agreement, and in either case shall be a Freddie Mac, Fannie Mae or HUD approved mortgage servicer. In addition, any Subservicer of a Mortgage Loan insured by the FHA must be an FHA-approved servicer, and any Subservicer of a Mortgage Loan guaranteed by the VA must be a VA-approved servicer. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in
Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required by, permitted by or consistent with the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third- party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders or the Insurer.

        (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee, the Insurer and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in
Section 2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or
(ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

        Section 3.03. Successor Subservicers.

        The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor
Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

        Section 3.04. Liability of the Master Servicer.

        Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee, the Insurer and Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Depositor and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05. No Contractual Relationship Between Subservicer and Trustee or Certificateholders.

        Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee.

        (a) In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

        (b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

        (c) Unless an Insurer Default exists, the Master Servicer will, if it is authorized to do so under the relevant Subservicing Agreement, upon request of the Insurer at a time when the Insurer may remove the Master Servicer under the terms hereof, terminate any Subservicing Agreement.

Section 3.07. Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

        (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide, provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary
Insurance Policy or materially adversely affect the lien of the related Mortgage. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders or the Insurer (taking into account any estimated Realized Loss that might result absent such action), provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be re-amortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Amount thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such reamortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes.

        (b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

        (i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

        (ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

     (iii) Insurance Proceeds and Liquidation Proceeds (net of any related expenses of the Subservicer);

        (iv) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03 or 2.04 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section
2.03 or 2.04; and

        (v) Any amounts required to be deposited  pursuant to Section 3.07(c) or
3.21 and any payments or collections received consisting of prepayment charges.

        The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections consisting of late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans. With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04, 4.07 and 4.08 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

        (c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized.

        (d) The Master Servicer shall give notice to the Trustee and the Depositor of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

        Section 3.08. Subservicing Accounts; Servicing Accounts.

        (a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer, the Insurer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections consisting of late charges or assumption fees, or payments or collections received consisting of prepayment charges to the extent that the Subservicer is entitled to retain such amounts pursuant to the Subservicing Agreement. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related
Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

        (b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee and the Certificate Insurer Premium Modified Rate, if any, accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

        (c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

        (d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09. Access to Certain Documentation and Information Regarding the Mortgage Loans.

        In the event that compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

        Section 3.10. Permitted Withdrawals from the Custodial Account.

        (a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to
Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

               (i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

               (ii) to reimburse itself or the related Subservicer for previously unreimbursed advances or expenses made pursuant to Sections 3.01, 3.08, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04, 4.07 or 4.08) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) late recoveries of the payments for which such advances were made in the case of Servicing Advances;

               (iii) to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at a rate per annum equal to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) plus the Certificate Insurer Premium Modified Rate on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

               (iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds deposited in the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

                             (v) to pay to itself as additional servicing compensation any Foreclosure Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

               (vi) to pay to itself, a Subservicer, Residential Funding, the Depositor or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07, 4.08 or 9.01, all amounts received thereon and not required to be distributed to Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

               (vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, any Advance made in connection with a modification of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to
        Section 3.07(a), to the extent the amount of the Advance has been added to the outstanding principal balance of the Mortgage Loan;

               (viii) to reimburse itself or the Depositor for expenses incurred by and reimbursable to it or the Depositor pursuant to Section 3.14(c), 6.03, 10.01 or otherwise;

               (ix) to reimburse itself for amounts expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

               (x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07, including any payoff fees or penalties or any other additional amounts payable to the Master Servicer or Subservicer pursuant to the terms of the Mortgage Note.

        (b) Since,  in  connection  with  withdrawals  pursuant to clauses (ii),
(iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

        (c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

        Section 3.11. Maintenance of Primary Insurance Coverage.

        (a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in noncoverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value at origination in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Master Servicer had knowledge of such Primary Insurance Policy. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

        (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

Section 3.12. Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

        (a) The Master Servicer shall cause to be maintained for each Mortgage Loan fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan (together with the principal balance of any mortgage loan secured by a lien that is senior to the Mortgage Loan) or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan, fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy.

        (b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for Fannie Mae or Freddie Mac. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Depositor. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this
Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Certain Assignments.

        (a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing: (i) the Master Servicer shall not be deemed to be in default under this Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and (ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on- sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

        (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the
Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall both constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and cause any of REMIC I, REMIC II or REMIC III to fail to qualify as REMICs under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the startup date under the REMIC Provisions. The Master
Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien (or junior lien of the same priority in relation to any senior mortgage loan, with respect to any Mortgage Loan secured by a junior Mortgage) pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, the buyer/transferee of the Mortgaged Property would be qualified to assume the Mortgage Loan based on generally comparable credit quality and such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related
Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

        (c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that each of REMIC I, REMIC II or REMIC III would continue to qualify as a REMIC under the Code as a result thereof and that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on any of REMIC I, REMIC II or REMIC III as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

        (d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction; (ii) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;
(iii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iv) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

        Section 3.14. Realization Upon Defaulted Mortgage Loans.

        (a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. Alternatively, the Master Servicer may take other actions in respect of a defaulted Mortgage Loan, which may include (i)
accepting a short sale (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor) or permitting a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the Mortgagor not involving a sale of the Mortgaged Property), (ii) arranging for a repayment plan or (iii) agreeing to a modification in accordance with Section 3.07. In connection with such foreclosure or other conversion or action, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion or action in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the correction of any default on a related senior mortgage loan, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more

Classes or the Insurer after reimbursement to itself for such expenses or charges and (ii) that such expenses and charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of its funds so expended pursuant to Section 3.10. In addition, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance
Proceeds, REO Proceeds or other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

        (b) In the event that title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

        (c) In the event that the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of each of REMIC I, REMIC II or REMIC III as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer obtains for the Trustee and the Insurer an Opinion of Counsel, addressed to the Trustee, the Insurer and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code or (ii) subject REMIC I, REMIC II or REMIC III to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

        (d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), to the Due Date in the related Due Period prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property) (provided that if any such Class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the Holders of such Class of Certificates when it was retired); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); fifth, to the Insurer for reimbursement for any payments made pursuant to the Policy to the extent not reimbursed pursuant to
Section 4.02(c)(iv); and sixth, to Foreclosure Profits.

        Section 3.15. Trustee to Cooperate; Release of Mortgage Files.

        (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit G requesting delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The
Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release, including any applicable UCC termination statements. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

        (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit G hereto, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery.

        (c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the

Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

        Section 3.16. Servicing and Other Compensation; Compensating Interest.

        (a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

        (b) Additional servicing compensation in the form of assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

        (c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.10 and 3.14.

        (d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

        (e) Notwithstanding clauses (a) and (b) above, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii); second, to any income or gain realized from any investment of funds held in the Custodial
Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively; and third, to any amounts of servicing compensation to which the Master Servicer is entitled pursuant to
Section 3.10(a)(v) or (vi). In making such reduction, the Master Servicer shall not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii); (ii) shall not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b) and (iii) shall not withdraw from the Custodial Account any such amount of servicing compensation to which it is entitled pursuant to Section 3.10(a)(v) or (vi). With respect to any Distribution Date, Compensating Interest shall be used on such Distribution Date to cover any Prepayment Interest Shortfalls on the Mortgage Loans.

        Section 3.17. Reports to the Trustee and the Depositor.

        Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Depositor a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

        Section 3.18. Annual Statement as to Compliance.

        The Master Servicer will deliver to the Depositor and the Trustee and the Insurer on or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and of its performance under the pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, specifying such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

        Section 3.19. Annual Independent Public Accountants' Servicing Report.

        On or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, the Master Servicer at its expense shall cause a firm of independent public accountants which shall be members of the American Institute of Certified Public Accountants to furnish a report to the Depositor, the Insurer and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform

Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

        Section 3.20. Right of the Depositor in Respect of the Master Servicer.

        The Master Servicer shall afford the Depositor, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Depositor with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Depositor or Residential Funding. The Insurer hereby is so identified. The Depositor may, but is not obligated to perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. The Depositor shall not have the responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

                                          ARTICLE IV

                                PAYMENTS TO CERTIFICATEHOLDERS

        Section 4.01. Certificate Account.

        (a) The Master Servicer acting as agent of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 4.07, 4.08 or 9.01 in respect of the Mortgage Loans, (iv) any prepayment charges on the Mortgage Loans received during the related Prepayment Period, (v) an amount equal to the Certificate Insurer Premium payable on such Distribution Date and (vi) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date. In addition, as and to the extent required pursuant to Section 4.10(b), the Trustee shall withdraw from the Insurance Account and deposit into the Certificate Account the amount necessary to pay the Insured Amount on each Distribution Date to the extent received from the Insurer.

        (b) On each Distribution Date, prior to making any other distributions referred to in Section 4.02 herein, the Trustee shall withdraw from the Certificate Account and pay to the Insurer, by wire transfer of immediately available funds to the Insurer Account, the Certificate Insurer Premium for such Distribution Date. The Trustee shall deposit any amounts received from the Insurer pursuant to the Policy into the Insurance Account. The amount necessary to pay any Insured Amount shall be distributed on the immediately following Distribution Date as part of the Available Distribution Amount, as applicable.

        (c) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders and the Insurer, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature on such Distribution Date and (ii) any other investment may mature on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized.

        Section 4.02. Distributions.

        (a) On each Distribution Date, the Trustee (or the Paying Agent on behalf of the Trustee) shall allocate and distribute the Principal Distribution Amount to the extent on deposit in the Certificate Account for such date to the interests issued in respect of REMIC I, REMIC II and REMIC III as specified in this Section.

        (b) (1)On each Distribution Date, the following amounts, in the following order of priority, shall be distributed by REMIC I to REMIC II on account of the REMIC I Regular Interests:

               (i) to the extent of the Available Distribution Amounts, first, to the Holders of REMIC I Regular Interests LT-A-2 through LT-A-30, in an amount equal to

                    (A)   the   Uncertificated   Accrued   Interest   for   such
               Distribution Date, plus

                    (B) any  amounts in respect  thereof  remaining  unpaid from previous Distribution Dates and

second, to Holders of REMIC I Regular Interest LT-A-1 in an amount equal to

                    (A)   the   Uncertificated   Accrued   Interest   for   such
               Distribution Date, plus

                    (B) any  amounts in respect  thereof  remaining  unpaid from previous Distribution Dates; and

               (ii) to the Holders of REMIC I Regular Interests, in an amount equal to the remainder of the Available Distribution Amount for such Distribution Date after the distributions made pursuant to clause (i) above, allocated in the following order of priority:

                      (A) to the Holders of REMIC I Regular Interest LT-A-1, until the Uncertificated Principal Balance of REMIC I Regular Interest LT-A-1 is reduced to zero;

                      (B) to the Holders of REMIC I Regular Interests LT-A-2 through LT-A- 30, sequentially, until the Uncertificated Principal Balance of each such REMIC I Regular Interest is reduced to zero; and

                      (C) any remaining amount to the Holders of the Class R-I Certificates.

               (2) On each Distribution Date, the following amounts, in the following order of priority, shall be distributed by REMIC II to REMIC III on account of the REMIC II Regular Interests:

                      (i) to the extent of the Available Distribution Amount, first, to the Holders of REMIC II Regular Interest MT-AIO, in an amount equal to (A) the related Uncertificated Accrued Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates, and second, to the Holders of REMIC II Regular Interest MT-AA, REMIC II Regular Interest MT-A-1 and REMIC II

        Regular Interest MT-ZZ, pro rata, in an amount equal to (A) the related Uncertificated Accrued Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates. Amounts payable as Uncertificated Accrued Interest in respect of REMIC II Regular Interest MT-ZZ shall be reduced when the REMIC II Overcollateralization Amount is less than the REMIC II Required Overcollateralization Amount, by the lesser of (x) the amount of such difference and (y) the REMIC II Regular Interest MT-ZZ Maximum Interest Deferral Amount, and such amount will be payable to the Holders of REMIC II Regular Interest MT-A-1 in the same proportion as the Overcollateralization Increase Amount is allocated to the Class A-1 Certificates; and

               (ii) on each Distribution Date, to the Holders of REMIC II Regular Interests (other than REMIC II Regular Interest MT-AIO) in an amount equal to the remainder of the Available Distribution Amount after the distributions made pursuant to clause (i) above, allocated as follows (except as provided below): (A) to the Holders of the REMIC II Regular Interest MT-AA, 98.00% of such remainder until the Uncertificated Principal Balance of such REMIC II Regular Interest is reduced to zero; (B) to the Holders of the REMIC II Regular Interest MT-A-1, 1.00% of such remainder, in the same proportion as principal payments are allocated to the Class A-1 Certificates until the Uncertificated Principal Balance of such REMIC II Regular Interest is reduced to zero; (C) to the Holders of the REMIC II Regular Interest MT-ZZ, 1.00% of such remainder until the Uncertificated Principal Balance of such REMIC II Regular Interest is reduced to zero; and (D) any remaining amounts to the Holders of the Class R-II Certificates; provided, however, that 98.00% and 2.00% of any principal payments that are attributable to a Overcollateralization Reduction Amount shall be allocated to Holders of the REMIC II Regular Interest MT-AA and REMIC II Regular Interest MT-ZZ, respectively.

               (3) Notwithstanding the distributions on the REMIC Regular Interests described in this Section 4.02(b), distribution of funds from the Certificate Account shall be made only in accordance with Section 4.02(c).

        (c) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share with respect to each Class of Certificates, shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder of the following amounts, in the following order of priority, subject to the provisions of Section 4.02(d) and (f)), in each case to the extent of the Available Distribution Amount on deposit in the Certificate Account (or, with respect to clause (xi) below, to the extent of prepayment charges on deposit in the Certificate Account):

               (i) to the Class A Certificateholders, Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, plus any Accrued Certificate Interest remaining unpaid from any prior Distribution Date, less any Prepayment Interest Shortfalls on the Mortgage Loans, to the extent not covered by Compensating Interest pursuant to Section 3.16, allocated to the Class A Certificateholders as described in Section 4.02(g) (the "Interest Distribution Amount"), with such amount allocated among the Class A Certificateholders on a pro rata basis;

               (ii) to the Class A-1 Certificateholders, the Principal Distribution Amount (other than clauses (iv) and (v) of the definition thereof), until the Certificate Principal Balance of the Class A-1 Certificates has been reduced to zero;

               (iii) to the Class A-1 Certificateholders, from the Excess Cash Flow, an amount equal to the Realized Losses (other than Excess Losses) on the Mortgage Loans during the immediately preceding Due Period, which amount shall be included in the Principal Distribution Amount, until the Certificate Principal Balance of the Class A-1 Certificates has been reduced to zero;

               (iv) to the Insurer, from the amount, if any, of the Available Distribution Amount remaining after the foregoing distributions, in respect of any Cumulative Insurance Payments;

               (v) to the Class A-1 Certificateholders, any Overcollateralization Increase Amount, to the extent of the excess, if any, of the Certificate Principal Balance of the Class A-1 Certificates over the aggregate Stated Principal Balance of the Mortgage Loans;

               (vi) after the June 2003 Distribution Date, to the Class A-1 Certificateholders, from the amount, if any, of the Available
        Distribution Amount remaining after the foregoing distributions, the Overcollateralization Increase Amount for such Distribution Date, which amount shall be included in the Principal Distribution Amount, until the Certificate Principal Balance of the Class A-1 Certificates has been reduced to zero;

               (vii) to the Class A-1 Certificateholders from the amount, if any, of the Available Distribution Amount remaining after the foregoing distributions, the amount of any Prepayment Interest Shortfalls allocated thereto with respect to the Mortgage Loans, to the extent not covered by Compensating Interest on such Distribution Date;

               (viii) to the Class A-1 Certificateholders from the amount, if any, of the Available Distribution Amount remaining after the foregoing distributions, the amount of any Prepayment Interest Shortfalls allocated thereto remaining unpaid from prior Distribution Dates together with interest thereon at the related Pass-Through Rate;

               (ix) to the Class SB Certificateholders, from the amount, if any, of the Available Distribution Amount remaining after the foregoing distributions, the amount of any Overcollateralization Reduction Amount for such Distribution Date to the extent of any Diverted Excess Spread;

               (x) to the Class SB Certificates, from the amount, if any, of the Available Distribution Amount remaining after the foregoing distributions, the sum of (A) Accrued Certificate Interest thereon and
        (B) the amount of any Overcollateralization Reduction Amount for such Distribution Date;

               (xi) to the Class SB Certificates, the amount of any payments or collections consisting of prepayment charges received on the Mortgage Loans (which amounts shall not be included in the Available Distribution Amount) and for any Distribution Date after the Certificate Principal Balance of the Class A-1 Certificate has been reduced to zero, the Overcollateralization Amount; and

               (xii) to the Class R-III Certificateholders, the balance, if any, of the Available Distribution Amount.

        (d) On each Distribution Date, the Principal Distribution Amount will be paid to the Class A-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

        (e) Within five Business Days before the related Distribution Date, the Master Servicer shall notify the Trustee of the amounts, if any, payable to the Insurer pursuant to Section 4.02(c)(iv).

        (f) Notwithstanding the foregoing clause (c), upon the reduction of the Certificate Principal Balance of the Class A-1 Certificates to zero, such Class of Certificates will not be entitled to further distributions pursuant to
Section 4.02, including, without limitation, the payment of current and unreimbursed Prepayment Interest Shortfalls pursuant to clauses (c)(vii) and
(c)(viii).

        (g) Any Prepayment Interest Shortfalls which are not covered by Compensating Interest as described in Section 3.16 will be allocated among the Class A Certificates pro rata in accordance with the amount of Accrued Certificate Interest that would have accrued on that Certificate absent these shortfalls. Any such uncovered Prepayment Interest Shortfalls will be paid solely pursuant to Section 4.02(c)(vii) and (viii), to the extent funds are available therefor.

        (h) In addition to the foregoing distributions, with respect to any Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized Loss, in the event that within two years of the date on which such Realized Loss was determined to have occurred the Master Servicer receives amounts which the Master Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses specifically related to such Mortgage Loan (including, but not limited to, recoveries (net of any related liquidation expenses) in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement), the Master Servicer shall distribute such amounts to the Class or Classes to which such Realized Loss was allocated (with the amounts to be distributed allocated among such Classes), and within each such Class to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (or if such Class of Certificates is no longer outstanding, to the Certificateholders of record at the time that such Realized Loss was allocated); provided that no such distribution to any Class of Certificates of subsequent recoveries related to a Mortgage Loan shall exceed, either individually or in the aggregate and together with any other amounts paid in reimbursement therefor, the amount of the related Realized Loss that was allocated to such Class of Certificates. For the purposes of this
Section 4.02(h) any allocation of a Realized Loss to Excess Cash Flow will be treated as an allocation of a Realized Loss to the Class A Certificates. Notwithstanding the foregoing, to the extent that the Master Servicer receives recoveries with respect to Realized Losses which were allocated to the related Class A Certificates and which were paid by the Insurer pursuant to the Policy and not previously reimbursed pursuant to Section 4.02(c)(iv), such recoveries shall be paid directly to the Insurer and applied to reduce the Cumulative Insurance Payments then due to the Insurer prior to any payment of such amounts to any current Certificateholder or any previous Certificateholder. Any amounts to be so distributed shall not be remitted to or distributed from the Trust Fund, and shall constitute subsequent recoveries with respect to Mortgage Loans that are no longer assets of the Trust Fund.

        (i) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Depositor or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

        (j) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and
(ii) no interest shall accrue on such Certificates from and after the end of the prior calendar month. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

        Section 4.03. Statements to Certificateholders; Exchange Act Reporting.

        (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall forward by mail or otherwise make available electronically on its website (which may be obtained by any Certificateholder by telephoning the Trustee at (877) 722-1095) to each Holder, the Insurer and the Depositor a statement setting forth the following information as to each Class of Certificates, in each case to the extent applicable:

               (i) (A)the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (B) the aggregate amount included therein representing Principal Prepayments;

               (ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

               (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

               (iv) the amount of any Advance by the Master Servicer with respect to the Mortgage Loans pursuant to Section 4.04;

               (v) the number of Mortgage Loans and the Stated Principal Balance
        after  giving   effect  to  the   distribution   of  principal  on  such
        Distribution Date;

               (vi) the aggregate Certificate Principal Balance or Notional Amount, as applicable, of each Class of the Certificates, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

               (vii) on the basis of the most recent reports furnished to it by Subservicers, the number and aggregate principal balances of Mortgage Loans that are Delinquent (A) one month, (B) two months and (C) three or more months and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

               (viii) the number, aggregate principal balance and book value of any REO Properties;

               (ix) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

               (x) the aggregate amount of Realized Losses for such Distribution Date and the aggregate amount of Realized Losses on the Mortgage Loans incurred since the Cut-off Date;

               (xi) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

               (xii) the amount of any Insured Amount paid on such Distribution Date, the amount of any reimbursement payment made to the Insurer on such Distribution Date pursuant to Section 4.02(c)(iv) and the amount of Cumulative Insurance Payments after giving effect to any such Insured Amount or any such reimbursement payment to the Insurer;

               (xiii) the Pass-Through Rate on each Class of Certificates and the Adjusted Net WAC Cap Rate;

               (xiv)  the Prepayment Interest Shortfalls;

               (xv)   the   Overcollateralization   Amount   and  the   Required
          Overcollateralization Amount following such Distribution Date;

               (xvi) the number and aggregate principal balance of Mortgage Loans repurchased under Section 4.07 or Section 4.08;

               (xvii)  the  aggregate  amount of any  recoveries  on  previously
          foreclosed  loans  from  Residential   Funding  due  to  a  breach  of
          representation or warranty;

               (xviii)the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date; and

               (xix) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date.

        In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination. In addition to the statement provided to the Trustee as set forth in this Section 4.03(a), the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer.

        (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and the Trustee shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and
(ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer and Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer and Trustee pursuant to any requirements of the Code.

        (c) As soon as reasonably practicable, upon the written request of any Certificateholder, the Master Servicer shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

        (d) The Master Servicer shall, on behalf of the Depositor and in respect of the Trust Fund, sign and cause to be filed with the Commission any periodic reports required to be filed under the provisions of the Exchange Act, and the rules and regulations of the Commission thereunder. In connection with the preparation and filing of such periodic reports, the Trustee shall timely provide to the Master Servicer (I) a list of Certificateholders as shown on the Certificate Register as of the end of each calendar year, (II) copies of all pleadings, other legal process and any other documents relating to any claims, charges or complaints involving the Trustee, as trustee hereunder, or the Trust Fund that are received by the Trustee, (III) notice of all matters that, to the actual knowledge of a Responsible Officer of the Trustee, have been submitted to a vote of the Certificateholders, other than those matters that have been submitted to a vote of the Certificateholders at the request of the Depositor or the Master Servicer, and (IV) notice of any failure of the Trustee to make any distribution to the Certificateholders as required pursuant to this Agreement. Neither the Master Servicer nor the Trustee shall have any liability with respect to the Master Servicer's failure to properly prepare or file such periodic reports resulting from or relating to the Master Servicer's inability or failure to obtain any information not resulting from the Master Servicer's own negligence or willful misconduct. Any Form 10-K filed with the Commission in connection with this clause (d) shall include a certification, signed by the senior officer in charge of the servicing functions of the Master Servicer, in the form attached as Exhibit R-1 hereto or such other form as may be required or permitted by the Commission (the "Form 10-K Certification"), in compliance with Rule 13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission. In connection with the Form 10-K Certification, the Trustee shall provide the Master Servicer with a back-up certification substantially in the form attached hereto as Exhibit R-2. This Section 4.03(d) may be amended in accordance with this Agreement without the consent of the Certificateholders.

        Section 4.04. Distribution of Reports to the Trustee and the Depositor; Advances by the Master Servicer.

        (a) Prior to the close of business on the Business Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement (which may be in a mutually agreeable electronic format) to the Trustee, the Insurer, any Paying Agent and the Depositor (the information in such statement to be made available to Certificateholders by the Master Servicer on request) (provided that the Master Servicer will use its best efforts to deliver such written statement not later than 12:00 p.m. New York time on the second Business Day prior to the Distribution Date) setting forth (i) the Available Distribution Amount, (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a), (iii) the Certificate Insurer Premium and, if the Master Servicer determines that a Deficiency Amount exists for such Distribution Date, the amount necessary to complete the notice in the form of Exhibit A to the Policy (the "Notice"), (iv) the amount of Prepayment Interest Shortfalls, and (v) to the extent required, a report detailing the Stated Principal Balance, Mortgage Rate, Modified Mortgage Rate, remaining term to maturity and Monthly Payment for any Modified Mortgage Loan pursuant to Section 3.13. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

        (b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the sum of (A) the aggregate amount of Monthly Payments other than Balloon Payments (with each interest portion thereof adjusted to a per annum rate equal to the Net Mortgage Rate plus the

Certificate Insurer Premium Modified Rate, if applicable), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Relief Act or similar legislation or regulations then in effect, on the Outstanding
Mortgage Loans as of the related Due Date in the related Due Period, which Monthly Payments were due during the related Due Period and not received as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance and (B) with respect to each Balloon Loan delinquent in respect of its Balloon Payment as of the close of business on the related Determination Date, an amount equal to the excess, if any, of interest on the unpaid principal balance thereof (with each interest portion thereof adjusted to a per annum rate equal to the Net Mortgage Rate plus the Certificate Insurer Premium Modified Rate, if applicable), over any payments of interest (with each interest portion thereof adjusted to a per annum rate equal to the Net Mortgage Rate) received from the related Mortgagor as of the close of business on the related Determination Date and allocable to the Due Date during the related Due Period for each month until such Balloon Loan is finally liquidated, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04.The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Depositor, the Insurer and the Trustee. In the event that the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee and the Insurer of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date. In connection with the preceding sentence, the Trustee shall deposit all funds it receives pursuant to this
Section 4.04 into the Certificate Account.

        Section 4.05. Allocation of Realized Losses.

        (a) Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modifications, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due in the month in which such Distribution Date occurs. The amount of each Realized Loss shall be evidenced by an Officers' Certificate.

        (1) (A) All Realized Losses on the Mortgage Loans (other than Excess Losses) shall be allocated as follows:

                      first,   to  Excess  Cash  Flow  as  provided  in  Section
                      4.02(c)(iii), to the extent of the Excess Cash Flow for such Distribution Date;

                      second, in reduction of the Overcollateralization Amount, until the earlier of: (1) such amount has been reduced to zero or (2) the Certificate Principal Balance of the Class A-1 Certificates equals the aggregate Stated Principal Balance of the Mortgage Loans; and

                      third, to the extent not covered by the Policy, to the Class A-1 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero.

          (B) Any Excess Losses on the Mortgage Loans, to the extent not covered by the Policy, will be allocated to the Class A-1 Certificates, in an amount equal to the product of (a) the Excess Losses and (b) the fraction, expressed as a percentage, the numerator of which is (x) the Certificate Principal Balance of the Class A-1 Certificates, and the denominator of which is (y) the aggregate Stated Principal Balance of the Mortgage Loans, and the remainder of such losses shall be allocated to the Overcollateralization Amount in reduction of the amount thereof.



        (b) Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Class A Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Allocations of the interest portions of Realized Losses shall be made by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(c). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

        (c) All Realized Losses on the Mortgage Loans shall be allocated on each Distribution Date to REMIC I Regular Interest LT-A-1 until the Uncertificated Principal Balance thereof has been reduced to zero and then sequentially to REMIC I Regular Interest LT-A-2 through LT-A-30 until the Uncertificated Principal Balances of each has been reduced to zero.

        (d) All Realized Losses on the Mortgage Loans shall be allocated on each Distribution Date to the following REMIC II Regular Interests (other than REMIC II Regular Interest MT-AIO) in the specified percentages, as follows: first, to Uncertificated Accrued Interest payable to the REMIC II Regular Interests MT-AA and MT-ZZ up to an aggregate amount equal to the excess of (a) the REMIC II Interest Loss Allocation Amount over (b) Prepayment Interest Shortfalls (to the extent not covered by Compensating Interest) relating to the Mortgage Loans for such Distribution Date, 98% and 2%, respectively; second, to the Uncertificated Principal Balances of the REMIC II Regular Interests MT-AA and MT-ZZ up to an aggregate amount equal to the REMIC II Principal Loss Allocation Amount, 98% and 2%, respectively; third, to the Uncertificated Principal Balances of REMIC II Regular Interests MT-AA, 98%, MT-A-1, 1%, and MT-ZZ, 1%, until the Uncertificated Balance of REMIC II Regular Interest MT-A-1 has been reduced to zero.

          Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property.

        The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interest received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the informational returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P of the Code, respectively, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

        Section 4.07. Optional Purchase of Defaulted Mortgage Loans.

        As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor; provided, that any such Mortgage Loan that becomes 90 days or more delinquent during any given Calendar Quarter shall only be eligible for purchase pursuant to this Section during the period beginning on the first Business Day of the following Calendar Quarter, and ending at the close of business on the second-to-last Business Day of such following Calendar Quarter. Such option if not exercised shall not thereafter be reinstated as to any Mortgage Loan, unless the delinquency is cured and the Mortgage Loan thereafter again becomes delinquent in payment by 90 days or more in a subsequent Calendar Quarter. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

        Section 4.08. Limited Mortgage Loan Repurchase Right.

        The Limited Repurchase Right Holder will have the irrevocable option at any time to purchase any of the Mortgage Loans from the Trustee at the Purchase Price, up to a maximum of five Mortgage Loans. In the event that this option is exercised as to any five Mortgage Loans in the aggregate, this option will thereupon terminate. If at any time the Limited Repurchase Right Holder makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Limited Repurchase Right Holder provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Limited Repurchase Right Holder without recourse to the Limited Repurchase Right Holder which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Limited Repurchase Right Holder will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto. Any tax on "prohibited transactions" (as defined in Section 860F(a)(2) of the Code) imposed on any REMIC relating to the exercise of the option provided in this Section 4.08 shall in no event be payable by the Trustee.

        Section 4.09. [Reserved].

        Section 4.10. The Policy.

        (a) If pursuant to Section 4.04(a)(iv), the Master Servicer determines and notifies the Trustee that a Deficiency Amount exists for such Distribution Date, the Trustee shall complete the Notice and submit such Notice in accordance with the Policy to the Insurer no later than 12:00 P.M., New York City time, on the Business Day immediately preceding each Distribution Date, as a claim for an Insured Amount (provided that the Trustee shall submit such notice on the second Business Day immediately preceding such Distribution Date if it is able to do
so) in an amount equal to such Deficiency Amount.

        (b) The Trustee shall establish and maintain the Insurance Account on behalf of the Holders of the Class A Certificates. Upon receipt of an Insured Amount from the Insurer on behalf of the Class A Certificateholders, the Trustee shall deposit such Insured Amount in the Insurance Account. All amounts on deposit in the Insurance Account shall remain uninvested. On each Distribution Date, the Trustee shall transfer any Insured Amount then on deposit in the Insurance Account to the Certificate Account. The Trustee shall distribute on each Distribution Date the Deficiency Amount for such Distribution Date from the Certificate Account, together with the distributions due to the Class A Certificateholders on such Distribution Date, as follows: (i) the portion of any such Deficiency Amount related to clauses (i) and (ii) of the definition of Deficiency Amount shall be distributed among the Class A Certificateholders on a pro rata basis in accordance with their respective shortfalls or allocations of Realized Losses; and (ii) the portion of any such Deficiency Amount related to clause (iii) of the definition of Deficiency Amount shall be distributed to the Class A Certificateholders in accordance with Section 9.01(c).

        (c) The Trustee shall (i) receive as attorney-in-fact of each Class A Certificateholder any Insured Amount from the Insurer and (ii) distribute such Insured Amount to such Class A Certificateholders as set forth in subsection (b) above. Insured Amounts disbursed by the Trustee from proceeds of the Policy shall not be considered payment by the Trust Fund with respect to the Class A Certificates, nor shall such disbursement of such Insured Amounts discharge the obligations of the Trust Fund with respect to the amounts thereof, and the Insurer shall become owner of such amounts to the extent covered by such Insured Amounts as the deemed assignee of such Class A Certificateholders. The Trustee hereby agrees on behalf of each Class A Certificateholder (and each Class A Certificateholder, by its acceptance of its Class A Certificates, hereby agrees) for the benefit of the Insurer that the Trustee shall recognize that to the extent the Insurer pays Insured Amounts, either directly or indirectly (as by paying through the Trustee), to the Class A Certificateholders, the Insurer will be entitled to be subrogated to the rights of the Class A Certificateholders to the extent of such payments.

                                    ARTICLE V

                                THE CERTIFICATES

        Section 5.01. The Certificates.

        (a) The Class A, Class SB and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Depositor upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Class A Certificates shall be issuable in minimum dollar denominations of $25,000 and integral multiples of $1 in excess thereof. The Class SB Certificates shall be issuable in registered, certificated form in minimum percentage interests of 5.00% and integral multiples of 0.01% in excess thereof. Each Class of Class R Certificates shall be issued in registered, certificated form in minimum percentage interests of 20.00% and integral multiples of 0.01% in excess thereof; provided, however, that one Class R Certificate of each Class will be issuable to the REMIC Administrator as "tax matters person" pursuant to Section 10.01(c) in a minimum denomination representing a Percentage Interest of not less than 0.01%.The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

        (b) The Class A Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to each such Class A Certificate through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee, the Master Servicer and the Depositor may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date. If (i)(A) the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Depositor is unable to locate a qualified successor or (ii) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the
Depository,  the  Trustee  shall  notify all  Certificate  Owners,  through  the
Depository,  of the  occurrence  of any such  event and of the  availability  of
Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. Neither the Depositor, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depositor in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

        (c) Each of the Certificates is intended to be a "security"  governed by
Article 8 of the Uniform Commercial Code as in effect in the State of New York and any other applicable jurisdiction, to the extent that any of such laws may be applicable.

        Section 5.02. Registration of Transfer and Exchange of Certificates.

        (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.11 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

        (b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to
Section 8.11 and, in the case of any Class SB or R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class and aggregate Percentage Interest.

        (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

        (d) No transfer, sale, pledge or other disposition of a Class SB or Class R Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with said Act and laws. Except as otherwise provided in this Section 5.02(d), in the event that a transfer of a Class SB or Class R Certificate is to be made, (i) unless the Depositor directs the Trustee otherwise, the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Trust Fund, the Depositor or the Master Servicer, and (ii) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit I hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit J hereto, each acceptable to and in form and substance satisfactory to the Depositor and the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Trust Fund, the Depositor or the Master Servicer. In lieu of the requirements set forth in the preceding sentence, transfers of Class SB or Class R Certificates may be made in accordance with this Section 5.02(d) if the prospective transferee of such a Certificate provides the Trustee and the Master Servicer with an investment letter substantially in the form of Exhibit N attached hereto, which investment letter shall not be an expense of the Trustee, the Depositor, or the Master Servicer, and which investment letter states that, among other things, such transferee (i) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (ii) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the 1933 Act provided by Rule 144A. The Holder of a Class SB or Class R Certificate desiring to effect any transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws and this Agreement.

        (e) In the case of any Class SB or Class R Certificate presented for registration in the name of any Person, either (i) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase or holding of such Class SB or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA, or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer or (ii) the prospective transferee shall be required to provide the Trustee, the Depositor and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit I or paragraph three of Exhibit N (with respect to a Class SB Certificate) or in paragraph fifteen of Exhibit H-1 (with respect to a Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an insurance company investing its general accounts, an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition.

        (f) (i)Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

               (A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

               (B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of,

                      (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit H-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and

                      (II) a certificate, in the form attached hereto as Exhibit H-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

               (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

               (D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit H-2.

               (E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

        (ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit H-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

               (A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

               (B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

        (iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed

               (A) as a result of the  Transfer  of an  Ownership  Interest in a
               Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and

               (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

        (v) The provisions of this Section 5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

               (A) Written consent of the Insurer and written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of the Class A Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

               (B) a certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any of REMIC I, REMIC II or REMIC III to cease to qualify as a REMIC and will not cause (x) any of REMIC I, REMIC II or REMIC III to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

        (g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

        Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates.

        If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

        Section 5.04. Persons Deemed Owners.

        Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Master Servicer, the Insurer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Insurer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder"and in Section 4.09, and neither the Depositor, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Depositor, the Master Servicer, the Insurer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

        Section 5.05. Appointment of Paying Agent.

        The Trustee may, with the consent of the Insurer (so long as no Insurer Default exists), which consent shall not be unreasonably withheld, appoint a Paying Agent for the purpose of making distributions to Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of Certificateholders. The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

                                          ARTICLE VI

                            THE DEPOSITOR AND THE MASTER SERVICER

          Section 6.01. Respective Liabilities of the Depositor and the Master Servicer.

        The Depositor and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Master Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

          Section 6.02. Merger or Consolidation of the Depositor or the Master Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.

        (a) The Depositor and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

        (b) Any Person into which the Depositor or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that each Rating Agency's ratings, if any, of the Class A Certificates without taking into account the Policy in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

        (c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee, the Insurer and the Depositor, is willing to service the Mortgage Loans and executes and delivers to the Depositor, the Insurer and the Trustee an agreement, in form and substance reasonably satisfactory to the Depositor, the Insurer and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates (without taking into account the Policy) that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

          Section 6.03. Limitation on Liability of the Depositor, the Master Servicer and Others.

        Neither the Depositor, the Master Servicer nor any of the directors, officers, employees or agents of the Depositor or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither the Depositor nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

        Section 6.04. Depositor and Master Servicer Not to Resign.

        Subject to the provisions of Section 6.02, neither the Depositor nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor or the Master Servicer shall be evidenced by an Opinion of Counsel (at the expense of the resigning party) to such effect delivered to the Trustee and the Insurer. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

                                         ARTICLE VII

                                           DEFAULT

        Section 7.01. Events of Default.

        Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

        (i) the Master Servicer shall fail to distribute or cause to be distributed to Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee, the Insurer or the Depositor or to the Master Servicer, the Depositor and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

        (ii) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, the Insurer or the Depositor, or to the Master Servicer, the Depositor and the Trustee by the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests aggregating not less than 25%; or

        (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding- up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

        (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

        (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

        (vi) the Master Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

        If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Depositor or the Trustee shall at the direction of the Insurer (unless an Insurance Default is continuing) or at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights (which Voting Rights of the Class A Certificateholders may be exercised by the Insurer without the consent of such Holders and may only be exercised by such Holders with the prior written consent of the Insurer so long as there does not exist a failure by the Insurer to make a required payment under the Policy), by notice in writing to the Master Servicer (and to the Depositor and the Insurer if given by the Trustee or to the Trustee and the Insurer if given by the Depositor), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder; provided, however, that unless an Insurer Default is continuing the successor to the Master Servicer appointed pursuant to Section 7.02 shall be acceptable to the Insurer and shall have accepted the duties of Master Servicer effective upon the resignation of the Master Servicer. If an Event of Default described in clause (vi) hereof shall occur, the Trustee with the consent of the Insurer shall, by notice to the Master Servicer, the Insurer and the Depositor, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination. Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master
Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii),
(vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Depositor shall deliver to the Trustee a copy of the Program Guide and upon the request of the Insurer, a copy of the Program Guide to the Insurer.

        Section 7.02. Trustee or Depositor to Act; Appointment of Successor.

        (a) On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Insurer may appoint a successor Master Servicer and if the Insurer fails to do so within 30 days, the Trustee or, upon notice to the Insurer and the Depositor and with the Depositor's and the Insurer's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(c) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Insurer may appoint a successor Master Servicer and if the Insurer fails to do so within 30 days, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a Fannie Mae or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Depositor, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.50% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.50% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

        (b) In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b). The successor Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

        Section 7.03. Notification to Certificateholders.

        (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Insurer and to the Certificateholders at their respective addresses appearing in the Certificate Register.

        (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates and the Insurer notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived as provided in Section 7.04 hereof.

        Section 7.04. Waiver of Events of Default.

        The Insurer or the Holders representing at least 66% of the Voting Rights of Certificates affected by a default or Event of Default hereunder may waive any default or Event of Default, with the written consent of the Insurer, which consent shall not be unreasonably withheld; provided, however, that (a) a default or Event of Default under clause (i) of Section 7.01 may be waived with the written consent of the Insurer, only by all of the Holders of Certificates affected by such default or Event of Default (which Voting Rights of the Class A Certificateholders may be exercised by the Insurer without the consent of such Holders and may only be exercised by such Holders with the prior written consent of the Insurer so long as there does not exist a failure by the Insurer to make a required payment under the Policy) and (b) no waiver pursuant to this Section
7.04 shall affect the Holders of Certificates in the manner set forth in Section 11.01(b)(i), (ii) or (iii). Upon any such waiver of a default or Event of Default by the Insurer or the Holders representing the requisite percentage of Voting Rights of Certificates affected by such default or Event of Default with the consent of the Insurer, which consent shall not be unreasonably withheld, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

        Section 7.05. Servicing Trigger; Removal of Master Servicer.

        (a) Upon determination by the Insurer that a Servicing Trigger has occurred, the Insurer shall give notice of such Servicing Trigger to the Master Servicer, the Depositor, the Trustee and to each Rating Agency.

        (b) At any time after such determination and while a Servicing Trigger is continuing, the Insurer may direct the Trustee to remove the Master Servicer if the Insurer makes a determination that the manner of master servicing was a factor contributing to the size of the delinquencies or losses incurred in the Trust Fund.

        (c) Upon receipt of directions to remove the Master Servicer pursuant to the preceding clause (b), the Trustee shall notify the Master Servicer that it has been terminated and the Master Servicer shall be terminated in the same manner as specified in Sections 7.01 and 7.02.

        (d) After notice of occurrence of a Servicing Trigger has been given and while a Servicing Trigger is continuing, until and unless the Master Servicer has been removed as provided in clause (b), the Master Servicer covenants and agrees to act as the Master Servicer for a term from the occurrence of the Servicing Trigger to the end of the calendar quarter in which such Servicing Trigger occurs, which term may at the Insurer's discretion be extended by notice to the Trustee for successive terms of three (3) calendar months each, until the termination of the Trust Fund. The Master Servicer will, upon the receipt of each such notice of extension (a "Master Servicer Extension Notice") become bound for the duration of the term covered by such Master Servicer Extension Notice to continue as Master Servicer subject to and in accordance with this Agreement. If, as of the fifteenth (15th) day prior to the last day of any term as the Master Servicer, the Trustee shall not have received any Master Servicer Extension Notice from the Insurer, the Trustee shall, within five (5) days thereafter, give written notice of such nonreceipt to the Insurer and the Master Servicer. If any such term expires without a Master Servicer Extension Notice then the Trustee shall act as Master Servicer as provided in Section 7.02.

        (e) No provision of this Section 7.05 shall have the effect of limiting the rights of the Depositor, the Trustee, the Certificateholders or the Insurer under Section 7.01.

                                         ARTICLE VIII

                                    CONCERNING THE TRUSTEE

        Section 8.01. Duties of Trustee.

        (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

        (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Insurer and the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents. The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 7.03, and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement and the Trustee shall furnish in a timely fashion to the Insurer such information as the Insurer may reasonably request from time to time for the Insurer to protect its interests and to fulfill its duties under the Policy. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of each of REMIC I, REMIC II and REMIC III as a REMIC under the REMIC Provisions and to prevent the imposition of any federal, state or local income, prohibited transaction (except as provided in Section 2.04 herein), contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

        (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

               (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Depositor or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

               (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

               (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Insurer or the Certificateholders holding Certificates which evidence, Percentage Interests aggregating not less than 25% of the affected classes as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

               (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Insurer, the Depositor or any Certificateholder; and

               (v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

        (d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

        Section 8.02. Certain Matters Affecting the Trustee.

        (a)    Except as otherwise provided in Section 8.01:

               (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

               (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders or the Insurer, pursuant to the provisions of this Agreement, unless such Certificateholders or the Insurer shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby and the Insurer has given its consent; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

               (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

               (v) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do by the Insurer or by the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%with the written consent of the Insurer; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder or the Insurer requesting the investigation;

               (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys provided that the Trustee shall remain liable for any acts of such agents or attorneys; and

               (vii) To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

        (b) Following the issuance of the Certificates (and except as provided for in Section 2.04), the Trustee shall not accept any contribution of assets to the Trust Fund unless it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the
Code).

        Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Depositor or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS(R) System. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Depositor or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Depositor or the Master Servicer.

        Section 8.04. Trustee May Own Certificates.

        The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

          Section 8.05. Master Servicer to Pay Trustee's Fees and Expenses; Indemnification.

        (a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

        (b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement, provided that:

               (i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

               (ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

               (iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master
        Servicer which consent shall not be unreasonably withheld. No termination of this Agreement shall affect the obligations created by this Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein. Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of Certificateholders pursuant to the terms of this Agreement.

        Section 8.06. Eligibility Requirements for Trustee.

        The Trustee hereunder shall at all times be a national banking association or a New York banking corporation having its principal office in a state and city acceptable to the Depositor and the Insurer and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

        Section 8.07. Resignation and Removal of the Trustee.

        (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Master Servicer and the Insurer. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee acceptable to the Insurer by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation then the Insurer may appoint a successor trustee and if the Insurer fails to do so within 30 days, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

        (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Insurer or the Depositor with the consent of the Insurer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Insurer or the Depositor with the consent of the Insurer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Insurer or the Depositor determines that the Trustee has failed
(i) to distribute or cause to be distributed to Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Depositor) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Depositor or the Insurer, then the Depositor with the consent of the Insurer, which consent shall not be unreasonably withheld, may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Depositor shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates without taking into account the Policy.

        (c) During the continuance of an Insurer Default, the Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor so appointed.

        (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 8.08.

        Section 8.08. Successor Trustee.

        (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor and the Insurer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Depositor, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

        (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

        (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

        Section 8.09. Merger or Consolidation of Trustee.

        Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

        Section 8.10. Appointment of Co-Trustee or Separate Trustee.

        (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

        (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

        (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

        (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

        Section 8.11. Appointment of Custodians.

        The Trustee may, with the consent of the Master Servicer, the Insurer and the Depositor, appoint one or more Custodians who are not Affiliates of the Depositor or the Master Servicer to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each
Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the

Closing Date) pursuant to this Section 8.11. The Trustee will maintain an office or agency in the City of New York where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its offices located at 4 New York Plaza, 6th Floor, New York, New York 10004, for the purpose of keeping the Certificate Register. The Trustee will maintain an office at the address stated in Section 11.05(c) hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.

                                          ARTICLE IX

                                         TERMINATION

          Section 9.01. Termination Upon Purchase by the Master Servicer or Liquidation of All Mortgage Loans.

        (a) Subject to Section 9.02, the respective obligations and responsibilities of the Depositor, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Depositor to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

               (i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

               (ii) the purchase by the Master Servicer of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund (other than the Policy), at a price equal to 100% of the unpaid principal balance of each Mortgage Loan (or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance) (net of any unreimbursed Advances attributable to principal) on the day of repurchase, plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan), plus the Certificate Insurer Premium Modified Rate to, but not including, the first day of the month in which such repurchase price is distributed, including the payment of any amounts due to the Insurer under the Insurance Agreement; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof; provided further, that, if the amount due under any Certificate shall not have been reduced to zero prior to the Maturity Date, the Master Servicer shall be required to terminate this Agreement in accordance with this clause (ii); and provided further, that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any of REMIC I, REMIC II or REMIC III as a REMIC.

        The right of the Master Servicer or the Company to purchase all the assets of the Trust Fund relating to the Mortgage Loans, pursuant to clause (ii) above is conditioned upon the date of such purchase occurring on or after the Optional Termination Date. If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans being purchased. In addition, the Master Servicer shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer the Mortgage Files pertaining to the Mortgage Loans being purchased. No purchase pursuant to clause (ii) of this
Section 9.01(a) is permitted if it would result in a draw on the Policy unless the Insurer consents in writing.

        In addition to the foregoing, on any Distribution Date on or after the Optional Termination Date, the Master Servicer shall have the right, at its option, to purchase the Class A Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of the Class A-1 Certificates, plus one month's Accrued Certificate Interest on the Class A-1 Certificates and Class A-IO Certificates, any previously unpaid Accrued Certificate Interest, and any unpaid Prepayment Interest Shortfall previously allocated thereto, including the payment of any amounts due to the Insurer under the Insurance Agreement; provided, however, that no early termination of REMIC I will be permitted if it would result in a draw under the Policy unless the Insurer consents to the termination. If the Master Servicer exercises this right to purchase the outstanding Class A Certificates, the Master Servicer will promptly terminate the respective obligations and responsibilities created hereby in respect of these Certificates pursuant to this Article IX.

        (b) The Master Servicer shall give the Trustee and the Insurer not less than 60 days' prior notice of the Distribution Date on which the Master Servicer anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund or otherwise). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund), or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

               (i) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

               (ii)   the amount of any such final payment, if known, and

               (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, and that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

        If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer, the Master Servicer shall deposit in the Certificate Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided. The Master Servicer shall provide to the Trustee written notification of any change to the anticipated Final Distribution Date as soon as practicable. If the Trust Fund is not terminated on the anticipated Final Distribution Date, for any reason, the Trustee shall promptly mail notice thereof to each affected Certificateholder.

        (c) Upon presentation and surrender of the Certificates by the Certificateholders, the Trustee shall distribute to the Certificateholders and the Insurer (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's election to repurchase, or (ii) if the Master Servicer elected to so repurchase, an amount determined as follows:
(A) with respect to the Class A Certificates, the outstanding Certificate Principal Balance thereof, plus Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest, and (B) with respect to the Insurer, any amounts owed to it pursuant to the Insurance Agreement.

        (d) In the event that any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final
Distribution Date, the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer all amounts distributable to the holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01 and the Certificateholders shall look only to the Master Servicer for such payment.

        Section 9.02. Additional Termination Requirements.
                      -----------------------------------

        (a) Each of REMIC I, REMIC II and REMIC III, as the case may be, shall be terminated in accordance with the following additional requirements, unless the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of any of REMIC I, REMIC II and REMIC III, as the case may be, to comply with the requirements of this Section 9.02 will not (i) result in the imposition on the Trust Fund of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificate is outstanding:

               (i) The Master Servicer shall establish a 90-day liquidation period for each of REMIC I, REMIC II and REMIC III, and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for each of REMIC I, REMIC II and REMIC III, under Section 860F of the Code and the regulations thereunder;

               (ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

               (iii) If the Master Servicer is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash;

provided, however, that in the event that a calendar quarter ends after the commencement of the 90- day liquidation period but prior to the Final Distribution Date, the Master Servicer shall not purchase any of the assets of the Trust Fund prior to the close of that calendar quarter.

        (b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each of REMIC I, REMIC II and REMIC III at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

                                          ARTICLE X

                                       REMIC PROVISIONS

        Section 10.01.REMIC Administration.
                      --------------------

        (a) The REMIC Administrator shall make an election to treat each of REMIC I, REMIC II and REMIC III as a REMIC under the Code and, if necessary, under applicable state law. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. The REMIC I Regular Interests shall be designated as the "regular interests" and the Class R-I Certificates shall be designated as the sole class of "residual interests" in REMIC I. The REMIC II Regular Interests shall be designated as the "regular interests" and the Class R-II Certificates shall be designated as the sole class of "residual interests" in REMIC II. The REMIC II Regular Interests shall be designated as the "regular interests" and the Class R-II Certificates shall be designated as the sole class of "residual interests" in REMIC II. The Class A and Class SB Certificates shall be designated as the "regular interests" in REMIC III and the Class R-III Certificates shall be designated the sole class of "residual interests" in REMIC III. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in the REMIC other than the Certificates.

        (b) The Closing Date is hereby designated as the "startup day" of each of REMIC I, REMIC II and REMIC III within the meaning of Section 860G(a)(9) of the Code.

        (c) The REMIC Administrator shall hold a Class R Certificate in each REMIC representing a 0.01% Percentage Interest of the Class R Certificates in each REMIC and shall be designated as the "tax matters person" with respect to each of REMIC I, REMIC II and REMIC III in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1. The REMIC Administrator, as tax matters person, shall (i) act on behalf of each of REMIC I, REMIC II and REMIC III in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

        (d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to each REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC

Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

        (e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee and the Trustee shall forward to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount, if any, and market discount or premium (using the Prepayment Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC created hereunder.

        (f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status thereof as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). In performing their duties as more specifically set forth herein, the Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any of REMIC I, REMIC II or REMIC III as a REMIC or (ii) with the exception of actions taken in connection with
Section 4.08 hereof, result in the imposition of a tax upon any of REMIC I, REMIC II or REMIC III (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code (except as provided in Section 2.04) and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders and is not adverse to the interest of the Insurer, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to the Trust Fund created hereunder, endanger such status or, unless the Master Servicer or the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action or inaction, as the case may be. In addition, prior to taking any action with respect to the Trust Fund or its assets, or causing the Trust Fund to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the Trust Fund and the Trustee shall not take any such action or cause the Trust Fund to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer or the REMIC Administrator, as applicable, will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of the REMIC as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

        (g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any REMIC as defined in Section 860G(c) of the Code, on any contributions to any REMIC after the startup day therefor pursuant to Section 860G(d) of the Code, or any other tax imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this
Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

        (h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

        (i) Following the startup day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in any REMIC will not cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject any such REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

        (j)  Neither  the Master  Servicer  nor the  Trustee  shall  (subject to
Section 10.01(f)) enter into any arrangement by which any of REMIC I, REMIC II or REMIC III will receive a fee or other compensation for services nor permit any of REMIC I, REMIC II or REMIC III to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

        (k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the principal balance of each regular interest in each REMIC would be reduced to zero is January 25, 2033.

        (l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for the Trust Fund.

        (m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund, (iii) the termination of any REMIC pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) or acquire any assets for any REMIC or sell or dispose of any investments in the Custodial Account or the Certificate Account for gain, or accept any contributions to any REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of any of REMIC I, REMIC II or REMIC III as a REMIC or (b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause any REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

          Section  10.02.Master   Servicer,   REMIC  Administrator  and  Trustee
               Indemnification.

        (a) The Trustee agrees to indemnify the Trust Fund, the Insurer, the Depositor, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Insurer, the Depositor or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X. In the event that Residential Funding is no longer the Master Servicer, the Trustee shall indemnify Residential Funding for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by Residential Funding as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

        (b) The REMIC Administrator agrees to indemnify the Trust Fund, the Insurer, the Depositor, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Insurer, the Depositor, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

        (c) The Master Servicer agrees to indemnify the Trust Fund, the Insurer, the Depositor, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Insurer, the Depositor or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

                                          ARTICLE XI

                                   MISCELLANEOUS PROVISIONS

        Section 11.01.Amendment.
                      ---------

        (a) This Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Master Servicer and the Trustee, with the consent of the Insurer and without the consent of any of the Certificateholders:

               (i)    to cure any ambiguity,

               (ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

               (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of REMIC I, REMIC II or REMIC III as REMICs at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

               (iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date (without taking into account the Policy), as evidenced by a letter from each Rating Agency to such effect,

               (v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates by virtue of their being the "residual interests" in the Trust Fund provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then- current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not, as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause the Trust Fund or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

               (vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and is authorized or permitted under
        Section 11.09(d).

        (b) This Agreement or any Custodial Agreement may also be amended from time to time with the consent of the Insurer by the Depositor, the Master Servicer, the Trustee and the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

               (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

               (ii) adversely affect in any material respect the interest of the Holders of Certificates of any Class in a manner other than as described in clause (i) hereof without the consent of Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating not less than 66%, or

               (iii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

        (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Depositor or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause REMIC I, REMIC II or REMIC III to fail to qualify as REMICs at any time that any Certificate is outstanding. The Trustee may but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities and this agreement or otherwise; provided however, such consent shall not be unreasonably withheld.

        (d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

        (e) The Depositor shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class R Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class R Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the REMIC. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the REMIC, (ii) any such reserve fund shall be owned by the Depositor, and (iii) amounts transferred by the REMIC to any such reserve fund shall be treated as amounts distributed by the REMIC to the Depositor or any successor, all within the meaning of Treasury regulations Section 1.860G-2(h). In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Depositor and such related insurer but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Depositor obtains an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Depositor elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Depositor may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit K (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit L, with such changes as the Depositor shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

        (f) In addition to the foregoing, any amendment of Section 4.08 of this Agreement shall require the consent of the Limited Repurchase Right Holder as third-party beneficiary.

        Section 11.02.Recordation of Agreement; Counterparts.
                      --------------------------------------

        (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of the Insurer or the Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

        (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

        Section 11.03.Limitation on Rights of Certificateholders.

        (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

        (b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

        (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee and the Insurer a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Insurer shall have given its written consent and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

        Section 11.04.Governing Law.
                      -------------

        This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

        Section 11.05. Notices.
                       -------

        All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to (a) in the case of the Depositor, 8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota 55437, Attention: President (RAMP), or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Depositor;
(b) in the case of the Master Servicer, 2255 North Ontario Street, Burbank, California 91504-3120, Attention: Bond Administration or such other address as may be hereafter furnished to the Depositor and the Trustee by the Master Servicer in writing; (c) in the case of the Trustee, 4 New York Plaza, 6th Floor, New York, New York 10004, Attention: Institutional Trust Services/Structured Finance Services, RAMP 2002-RS7 or such other address as may hereafter be furnished to the Depositor and the Master Servicer in writing by the Trustee; (d) in the case of Fitch, One State Street Plaza, New York, New York 10004 Attention: Mortgage Surveillance or such other address as may be hereafter furnished to the Depositor, Trustee and Master Servicer by Fitch; (e) in the case of Moody's, 99 Church Street, New York, New York 10007, Attention:
ABS Monitoring Department, or such other address as may be hereafter furnished to the Depositor, the Trustee and the Master Servicer in writing by Moody's; and
(f) in the case of the Insurer, Ambac Assurance Corporation, One State Street Plaza, New York, New York 10004, Attention: Consumer Asset-Backed Securities Group or such other address as may be hereafter furnished to the Depositor, the Trustee and the Master Servicer in writing by the Insurer. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

        Section 11.06.Notices to Rating Agencies and the Insurer.

        The Depositor, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency, the Insurer and each Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g),
(h), (i) or (j) below or provide a copy to each Rating Agency and the Insurer at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

        (a)    a material change or amendment to this Agreement,

        (b)    the occurrence of an Event of Default,

     (c) the termination or appointment of a successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

        (d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under 152 any such instrument,

     (e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

     (f) the statements required to be delivered pursuant to Sections 3.18 and 3.19,

     (g) a change in the location of the Custodial Account or the Certificate Account,

        (h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

        (i)    the occurrence of the Final Distribution Date, and

        (j) the repurchase of or substitution for any Mortgage Loan, provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency, the Insurer and the Subservicer of any such event known to the Master Servicer. In addition to the above delivery requirements, the Depositor, the Master Servicer or the Trustee, as applicable, shall provide a copy to the Insurer, at such time as it otherwise is required to deliver pursuant to this Agreement, of any other written confirmation, written notice or legal opinion.

        Section 11.07.Severability of Provisions.

        If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof or the Insurer.

        Section 11.08.Supplemental Provisions for Resecuritization.

        (a) This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Depositor or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Depositor may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Depositor, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement. Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary to the purposes thereof. In connection with each Supplemental Article, the Depositor shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of any of REMIC I, REMIC II or REMIC III as a REMIC or result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transaction as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code.

        Section 11.09.Rights of the Insurer.

        (a) The Insurer is an express third-party beneficiary of this Agreement.

        (b) On each Distribution Date the Trustee shall make available to the Insurer a copy of the reports made available to the Class A Certificateholders and the Depositor on such Distribution Date.

        (c) The Trustee shall provide to the Insurer copies of any report, notice, Opinion of counsel, Officers' Certificate, request for consent or request for amendment to any document related hereto promptly upon the Trustee's production or receipt thereof.

        (d) Unless an Insurer Default exists, the Trustee and the Depositor shall not agree to any amendment to this Agreement without first having obtained the prior written consent of the Insurer, which consent shall not be unreasonably withheld.

        (e) So long as there does not exist a failure by the Insurer to make a required payment under the Policy, the Insurer shall have the right to exercise all rights of the Holders of the Class A Certificates under this Agreement without any consent of such Holders, and such Holders may exercise such rights only with the prior written consent of the Insurer, except as provided herein.

        (f) The Insurer shall not be entitled to exercise any of its rights hereunder so long as there exists a failure by the Insurer to make a required payment under the Policy.

        Section 11.10.Third Party Beneficiary.

        The Limited Repurchase Right Holder is an express third-party beneficiary of Section 4.08 of this Agreement, and shall have the right to enforce the related provisions of Section 4.08 of this Agreement as if it were a party hereto.

               IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.


[Seal]                                          RESIDENTIAL ASSET MORTGAGE
                                                PRODUCTS, INC.

Attest:                                         By:
       ----------------------------------------
        Name:                                           Name: Michael Mead
        Title:                                          Title:  Vice President



[Seal]
                                                RESIDENTIAL FUNDING CORPORATION

Attest:                                         By:
        ---------------------------------------
        Name:                                           Name: Julie Steinhagen
        Title:                                          Title:  Director



[Seal]                                          JPMORGAN CHASE BANK
                                                                  as Trustee

Attest:
        ---------------------------------------
        Name:                                   By:
                                                   ----------------------------
        Title:                                 Name: Mark McDermott
                                               Title:   Assistant Vice President

STATE OF MINNESOTA              )
                                ) ss.:
COUNTY OF HENNEPIN              )

               On the 3rd day of January, 2003 before me, a notary public in and for said State, personally appeared Michael Mead, known to me to be a Vice President of Residential Asset Mortgage Products, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                    Notary Public

                                                    -----------------

[Notarial Seal]

STATE OF MINNESOTA              )
                                ) ss.:
COUNTY OF HENNEPIN              )

               On the 3rd day of January, 2003 before me, a notary public in and for said State, personally appeared Julie Steinhagen, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                    Notary Public

                                                    ------------------

[Notarial Seal]

STATE OF NEW YORK               )
                                ) ss.:
COUNTY OF NEW YORK              )

               On the 3rd day of January, 2003 before me, a notary public in and for said State, personally appeared Mark McDermott, known to me to be an Assistant Vice President of JPMorgan Chase Bank, a New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                    Notary Public

                                                    -------------------


[Notarial Seal]

                                    EXHIBIT A

                               FORM OF CLASS [A-_] CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

Class A-__ Senior                    Certificate No. __
                                     [___%] [Adjustable] Pass-Through Rate
Date of Pooling and Servicing
Agreement and Cut-off Date:          Percentage Interest: ___%
December 1, 2002
First Distribution Date:             Aggregate Initial [Certificate Principal
January 27, 2002                     Balance] [Notional Amount] of the Class
                                             A-__
Master Servicer:                     Certificates: $___________
Residential Funding Corporation
Final Scheduled Distribution Date:   Initial [Certificate Principal
_________ __, 20__                   Balance] [Notional Amount]
                                     of this Class A-__ Certificate:
                                     $______________
Maturity Date:
_________ __, 20__                   CUSIP ________


                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                       SERIES 2002-RS7

               evidencing a percentage interest in the distributions allocable to the Class A-__ Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed and adjustable interest rate, first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

        This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Depositor, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that ____________ is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed and adjustable interest rate, first lien mortgage loans (the "Mortgage Loans"), sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement') among the Depositor, the Master Servicer and JPMorgan

Chase Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the related Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any, required to be distributed to Holders of Class A-__ Certificates on such Distribution Date.

        Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

        Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of, this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial [Certificate Principal Balance] [Notional Amount] of this Certificate is set forth above. [The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

        This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

        This Certificate is entitled to the benefits of an irrevocable and unconditional financial guaranty insurance policy issued by Ambac Assurance Corporation (the "Policy").

        The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans and the Policy, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and there upon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Depositor, the Master Servicer, the Trustee, and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

        The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the related Certificates. The Agreement permits, but does not require, the Master Servicer (i) to purchase, at a price determined as provided in the Agreement, all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) to purchase in whole, but not in part, all of the Class A-[_] Certificates and Class SB Certificates from the Holders thereof, provided, that any such option may only be exercised if the aggregate Stated Principal Balance of the Mortgage Loans, as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

        Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


                                            JPMORGAN CHASE BANK,
                                                   as Trustee


                                            By:
                                               -------------------------------
                                                   Authorized Signatory

Dated: January 3, 2003

                          CERTIFICATE OF AUTHENTICATION

        This is one of the Class A-__ Certificates referred to in the within-mentioned Agreement.


                                            JPMORGAN CHASE BANK,
                                                   as Certificate Registrar


                                            By:  _______________________________
                                                   Authorized Signatory

                                          ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

(Please print or typewrite name and address including postal zip code of assignee) the beneficial interest evidenced by the within Trust Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

-------------------------------------------------------------------------------


Dated:_____________________       __________________________________
                                  Signature by or on behalf of assignor


                                  ___________________________________
                                  Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________________________________ for the account of
________________________________________                                 account
number________________________________     or,     if     mailed    by    check,
to________________________________.

     Applicable           statements          should          be          mailed
to:______________________________________.

        This information is provided by ___________________________________, the assignee named above, or ______________________________, as its agent.

                                          EXHIBIT B

                                          [RESERVED]

                                          EXHIBIT C

                                 FORM OF CLASS SB CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN SHALL BE MADE TO ANY PLAN SUBJECT TO ERISA OR SECTION 4975 OF THE CODE, ANY PERSON ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF ANY SUCH PLAN OR ANY PERSON ACQUIRING SUCH CERTIFICATES WITH "PLAN ASSETS" OF A PLAN WITHIN THE MEANING OF THE DEPARTMENT OF LABOR REGULATION PROMULGATED AT 29 C.F.R. ss.2510.3-101( "PLAN ASSETS") UNLESS THE DEPOSITOR, THE TRUSTEE AND THE MASTER SERVICER ARE PROVIDED WITH AN OPINION OF COUNSEL WHICH ESTABLISHES TO THE SATISFACTION OF THE DEPOSITOR, THE TRUSTEE AND THE MASTER SERVICER THAT THE PURCHASE OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR THE TRUST FUND TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR THE TRUST FUND.

Certificate No. __                 Variable Pass-Through Rate

Class SB Subordinate

Date of Pooling and Servicing      Percentage Interest: ___%
and Cut-off Date:
December 1, 2002

First Distribution Date:         Aggregate Initial Certificate Principal Balance
January 27, 2002                   of the Class SB Certificates:
                                   $________________

Master Servicer:                   Initial Certificate Principal Balance
Residential Funding Corporation    of this Certificate: $________

Final Scheduled Distribution Date: CUSIP: ________
_________ , 20__

Maturity Date:
_________ , 20__
                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                       SERIES 2002-RS7

               evidencing a percentage interest in the distributions allocable to the Class SB Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed and adjustable interest rate, first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

        This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or any of their affiliates. None of the Depositor, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that ________ is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed and adjustable interest rate, first lien mortgage loans (the "Mortgage Loans"), sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer and JPMorgan Chase Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof, assents and by which such Holder is bound.

        Pursuant to the Terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any, required to be distributed to Holders of Class SB Certificates on such Distribution Date.

        Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

        Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Notional Amount of this Class SB Certificate as of any date of determination will be calculated as described in the Agreement. The Notional Amount hereof will be reduced by interest shortfalls on the related Loan Group including any Prepayment Interest Shortfalls not covered by Compensating Interest or related Excess Cash Flow, and the interest portion of any Realized Losses incurred in respect thereof. This Class SB Certificate will accrue interest at the Pass-Through Rate on the Notional Amount as indicated in the definition of Accrued Certificate Interest in the Agreement. This Class SB Certificate will not accrue interest on its Certificate Principal Balance.

        No transfer of this Class SB Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Depositor may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

        No transfer of this Certificate or any interest herein shall be made to any Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3-101 ("Plan Assets") unless the Depositor, the Trustee and the Master Servicer are provided with an Opinion of Counsel which establishes to the satisfaction of the Depositor, the Trustee and the Master Servicer that the purchase of this Certificate is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Master Servicer, the Trustee or the Trust Fund to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Master Servicer, the Trustee or the Trust Fund.

        This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

        The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Insurer and the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Depositor, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

        The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the related Certificates. The Agreement permits, but does not require, the Master Servicer (i) to purchase, at a price determined as provided in the Agreement, all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) to purchase in whole, but not in part, all of the Class A Certificates and Class SB Certificates from the Holders thereof, provided, that any such option may only be exercised if the aggregate Stated Principal Balance of the Mortage Loans, as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

        Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

        Unless the certificate of authentication hereon has been executed by the Certificate Registrar by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


                                            JPMORGAN CHASE BANK,
                                                    as Trustee


                                            By:
                                               ---------------------------------
                                                    Authorized Signatory

Dated: January 3, 2003

                          CERTIFICATE OF AUTHENTICATION

        This  is  one  of  the  Class  SB   Certificates   referred  to  in  the
within-mentioned Agreement.


                                            JPMORGAN CHASE BANK,
                                                    as Certificate Registrar


                                            By:  _______________________________
                                                    Authorized Signatory

                                          ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

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(Please print or typewrite name and address including postal zip code of assignee) the beneficial interest evidenced by the within Trust Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

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Dated:_____________________       __________________________________
                                  Signature by or on behalf of assignor


                                  ___________________________________
                                  Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________________________________ for the account of
________________________________________                                 account
number________________________________     or,     if     mailed    by    check,
to________________________________.

     Applicable           statements          should          be          mailed
to:______________________________________.

        This information is provided by ___________________________________, the assignee named above, or ______________________________, as its agent.

                                          EXHIBIT D

                                 FORM OF CLASS R CERTIFICATE

THE CLASS R-__ CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS CONSTITUTING THE AVAILABLE DISTRIBUTION AMOUNT UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN (THE "AGREEMENT").

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE DEPOSITOR AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE DEPOSITOR OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS. EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREIN

REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Class R-__                             Certificate No. __
Date of Pooling and Servicing          Percentage Interest: __%
Agreement and Cut-off Date:
December 1, 2002
First Distribution Date:               Initial Certificate Principal
January 27, 2003                       Balance of this Certificate: $______
Master Servicer:
Residential Funding Corporation


                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                       SERIES 2002-RS6

               evidencing a percentage interest in any distributions allocable to the Class R-__ Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed and adjustable interest rate, first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE. PRODUCTS, INC.

        This Certificate is payable solely from the assets of the Trust Fund and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or any of their affiliates. None of the Depositor, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that ___________ is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed and adjustable interest rate, first lien mortgage loans (the "Mortgage Loans"), sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement) among the Depositor, the Master Servicer and JPMorgan Chase Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this

Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the related Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, the amount of interest and principal, if any, required to be distributed to Holders of Class R Certificates on such Distribution Date.

        Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (ii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Master Servicer will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Master Servicer, which purchaser may be the Master Servicer, or any affiliate of the Master Servicer, on such terms and conditions as the Master Servicer may choose.

        Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Holder of this Certificate may have additional obligations with respect to this Certificate, including tax liabilities.

        No transfer of this Class R-__ Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Depositor may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

        No transfer of this Certificate or any interest herein shall be made to any Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3-101 ("Plan Assets") unless the Depositor, the Trustee and the Master Servicer are provided with an Opinion of Counsel which establishes to the satisfaction of the Depositor, the Trustee and the Master Servicer that the purchase of this Certificate is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Master Servicer, the Trustee or the Trust Fund to any obligation or liability (including obligations, or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Master Servicer, the Trustee or the Trust Fund.

        This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

        The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Depositor, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

        The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the related Certificates. The Agreement permits, but does not require, the Master Servicer (i) to purchase, at a price determined as provided in the Agreement, all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) to purchase in whole, but not in part, all of the related Certificates from the Holders thereof; provided, that any such option may only be exercised if the aggregate Stated Principal Balance of the related Mortgage Loans, as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the related Mortgage Loans.

        Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


                                            JPMORGAN CHASE BANK,
                                                    as Trustee


                                            By:
                                               ------------------------------
                                                    Authorized Signatory

Dated: January 3, 2003

                          CERTIFICATE OF AUTHENTICATION

        This is one of the Class R-__ Certificates referred to in the within-mentioned Agreement.


                                            JPMORGAN CHASE BANK,
                                                    as Certificate Registrar


                                            By:  _______________________________
                                                    Authorized Signatory

                                          ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

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-------------------------------------------------------------------------------

(Please print or typewrite name and address including postal zip code of assignee) the beneficial interest evidenced by the within Trust Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

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Dated:_____________________       __________________________________
                                  Signature by or on behalf of assignor


                                  ___________________________________
                                  Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________________________________ for the account of
________________________________________                                 account
number________________________________     or,     if     mailed    by    check,
to________________________________.

     Applicable           statements          should          be          mailed
to:______________________________________.

        This information is provided by ___________________________________, the assignee named above, or ______________________________, as its agent.

                                    EXHIBIT E


                               CUSTODIAL AGREEMENT

               THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of December 1, 2002, by and among JPMORGAN CHASE BANK, as trustee (including its successors under the Pooling Agreement defined below, the "Trustee"), RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as company (together with any successor in interest, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with any successor in interest or successor under the Pooling Agreement referred to below, the "Master Servicer") and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as custodian (together with any successor in interest or any successor appointed hereunder, the "Custodian").

                                W I T N E S S E T H T H A T:

               WHEREAS, the Company, the Master Servicer, and the Trustee have entered into a Pooling and Servicing Agreement, dated as of December 1, 2002, relating to the issuance of Residential Asset Mortgage Products, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2002-RS7 (as in effect on the date of this Agreement, the "Original Pooling Agreement," and as amended and supplemented from time to time, the "Pooling Agreement"); and

               WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Company and the Master Servicer under the Pooling Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

               NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Company, the Master Servicer and the Custodian hereby agree as follows:

                                    ARTICLE I

                                   Definitions

               Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling Agreement, unless otherwise required by the context herein.

                                          ARTICLE II

                          Custody of Mortgage Documents

     Section 2.1 Custodian to Act as Agent: Acceptance of Mortgage Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto (the "Mortgage Files") and declares that it holds and will hold the Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.
               Section 2.2 Recordation of Assignments. If any Mortgage File includes one or more assignments of the related Mortgage Loans to the Trustee that have not been recorded, each such assignment shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate public office for real property records, and the Company, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

               Section 2.3   Review of Mortgage Files.

               (a) On or prior to the Closing Date, the Custodian shall deliver to the Trustee and the Insurer an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt of a Mortgage File for each Mortgage Loan listed on the Schedule attached hereto (the "Mortgage Loan Schedule"). The parties hereto acknowledge that certain documents referred to in Subsection 2.01(b)(i) of the Pooling Agreement may be missing on or prior to the Closing Date and such missing documents shall be listed as a Schedule to Exhibit One.

               (b) Within 45 days of the initial issuance of the Certificates, the Custodian agrees, for the benefit of Certificateholders and the Insurer, to review in accordance with the provisions of Section 2.02 of the Pooling Agreement each Mortgage File and to deliver to the Trustee and the Insurer an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all documents required to be delivered pursuant to Section 2.01 (b) of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. For purposes of such review, the Custodian shall compare the following information in each Mortgage File to the corresponding information in the Mortgage Loan
Schedule: (i) the loan number, (ii) the borrower name and (iii) the original principal balance. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face, or that the MIN is accurate. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Mortgage File to be missing or defective in respect of the items reviewed as described in this
Section 2.3(b), the Custodian shall promptly so notify the Company, the Master Servicer, the Insurer and the Trustee.

               (c) Upon receipt of all documents required to be in the Mortgage Files the Custodian shall deliver to the Trustee and the Insurer a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

               Upon receipt of written request from the Trustee, the Company or the Master Servicer, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans required to be delivered pursuant to Section 2.01 (b) of the Pooling Agreement not then contained in the Mortgage Files.

               Section 2.4 Notification of Breaches of Representations and Warranties. If the Custodian discovers, in the course of performing its custodial functions, a breach of a representation or warranty made by the Master Servicer or the Company as set forth in the Pooling Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Company, the Master Servicer, the Insurer and the Trustee.

               Section 2.5 Custodian to Cooperate: Release of Mortgage Files. Upon the repurchase or substitution of any Mortgage Loan pursuant to Article II of the Pooling Agreement or payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by delivering to the Custodian a Request for Release (in the form of Exhibit Four attached hereto or a mutually acceptable electronic form) and shall request delivery to it of the Mortgage File. The Custodian agrees, upon receipt of such Request for Release, promptly to release to the Master Servicer the related Mortgage File. Upon written notification of a substitution, the Master Servicer shall deliver to the Custodian and the Custodian agrees to accept the Mortgage Note and other documents constituting the Mortgage File with respect to any Qualified Substitute Mortgage Loan, upon receiving written notification from the Master Servicer of such substitution.

               Upon receipt of a Request for Release from the Master Servicer, signed by a Servicing Officer, that (i) the Master Servicer or a Subservicer, as the case may be, has made a deposit into the Certificate Account in payment for the purchase of the related Mortgage Loan in an amount equal to the Purchase Price for such Mortgage Loan or (ii) the Company has chosen to substitute a Qualified Substitute Mortgage Loan for such Mortgage Loan, the Custodian shall release to the Master Servicer the related Mortgage File.

               From time to time as is appropriate for the servicing or foreclosures of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy or any Mortgage Pool Insurance Policy, the Master Servicer shall deliver to the Custodian a Request for Release certifying as to the reason for such release. Upon receipt of the foregoing, the Custodian shall deliver the Mortgage File or such document to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian an updated Request for Release signed by a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Immediately upon receipt of any Mortgage File returned to the Custodian by the Master Servicer, the Custodian shall deliver a signed acknowledgment to the Master Servicer, confirming receipt of such Mortgage File.

               Upon the request of the Master Servicer, the Custodian will send to the Master Servicer copies of any documents contained in the Mortgage File.

               Section 2.6 Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.

                                   ARTICLE III

                            Concerning the Custodian

               Section 3.1 Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee and the Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the Company or the Master Servicer or otherwise released from the possession of the Custodian.

               The Master Servicer shall promptly notify the Custodian in writing if it shall no longer be a member of MERS, or if it otherwise shall no longer be capable of registering and recording Mortgage Loans using MERS. In addition, the Master Servicer shall (i) promptly notify the Custodian in writing when a MERS Mortgage Loan is no longer registered with and recorded under MERS and (ii) concurrently with any such deregistration of a MERS Mortgage Loan, prepare, execute and record an original assignment from MERS to the Trustee and deliver such assignment to the Custodian.

               Section 3.2 Indemnification. The Company hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reason of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Company, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fee or charge shall have been caused by reason of any negligent act, negligent failure to act or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

               Section 3.3 Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

               Section 3.4 Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

               Section 3.5 Custodian May Resign: Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Company, the Master Servicer and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

               The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in
Section 3.7 and shall be unaffiliated with the Master Servicer or the Company.

               Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Company and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Company and the Master Servicer.

               Section 3.6 Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

               Section 3.7 Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.


                                   ARTICLE IV

                            Miscellaneous Provisions

               Section 4.1 Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received. Any notice to the Insurer shall be delivered at One State Street Plaza, New York, New York 10004.

               Section 4.2 Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Company, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling Agreement and furnish the Custodian with written copies thereof.

               Section 4.3 GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

               Section 4.4 Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of holders of Certificates evidencing undivided interests in the aggregate of not less than 25% of the Trust Fund), but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Master Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

               For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

               Section 4.5 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

               IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                              JPMORGAN CHASE BANK,
                                      as Trustee


4 New York Plaza, 6th Floor
New York, New York 10004              By:_________________________________
                                      Name:  Mark McDermott
                                      Title: Assistant Vice President


Address:                              RESIDENTIAL ASSET MORTGAGE
                                      PRODUCTS, INC.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437
                                      By:_________________________________
                                      Name:  Michael Mead
                                      Title: Vice President


Address:                              RESIDENTIAL FUNDING
                                      CORPORATION, as Master Servicer
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437
                                      By:_________________________________
                                      Name:  Julie Steinhagen
                                      Title: Director

Address:                              WELLS FARGO BANK MINNESOTA,
                                      NATIONAL ASSOCIATION
Mortgage Document Custody
One Meridian Crossings - 3rd Floor
Richfield, Minnesota 55423
                                      By:_________________________________
                                      Name:  Herb A. Nelson
                                      Title: Assistant Vice President

STATE OF NEW YORK                  )
                                  )ss.:
COUNTY OF NEW YORK                )


               On the 3rd day of January, 2003, before me, a notary public in and for said State, personally appeared Mark McDermott, known to me to be an Assistant Vice President of JPMorgan Chase Bank, that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                                 ------------------------
                                                           Notary Public

[SEAL]

STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF HENNEPIN           )


               On the 3rd day of January 2003, before me, a notary public in and for said State, personally appeared Michael Mead, known to me to be a Vice President of Residential Asset Mortgage Products, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                  ---------------------------
                                                             Notary Public
[Notarial Seal]




STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF HENNEPIN           )


               On the 3rd day of January, 2003, before me, a notary public in and for said State, personally appeared, Julie Steinhagen, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written. .


                                                   -----------------------
                                                         Notary Public

[Notarial Seal]

STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF HENNEPIN           )


               On the 3rd day of January, 2003, before me, a notary public in and for said State, personally appeared Herb A. Nelson, known to me to be an Assistant Vice President of Wells Fargo Bank Minnesota, National Association, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                         ------------------------------
                                         Notary Public

                                   EXHIBIT ONE

                                FORM OF CUSTODIAN
                              INITIAL CERTIFICATION

                                                   January 3, 2003


JPMorgan Chase Bank                        Ambac Assurance Corporation
4 New York Plaza, 6th Floor                One State Street Plaza
New York, New York 10004                   New York, New York 10004


Attention: Residential Asset Mortgage Products, Inc., Series 2002-RS7

          Re: Custodial Agreement, dated as of December 1, 2002, by and among JPMorgan Chase Bank, Residential Asset Mortgage Products, Inc., Residential Funding Corporation and Wells Fargo Bank Minnesota, National Association, relating to Mortgage Asset-Backed Pass-Through Certificates, Series 2002-RS7


Ladies and Gentlemen:

               In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note or an original Lost Note Affidavit with a copy of the related Mortgage Note) to the extent required in Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

               Capitalized   words  and  phrases  used  herein  shall  have  the
respective meanings assigned to them in the above-captioned Custodial Agreement.

                                                   WELLS FARGO BANK MINNESOTA,
                                                   NATIONAL ASSOCIATION


                                                   By:________________________
                                                   Name:______________________
                                                   Title:_____________________

                                   EXHIBIT TWO

                     FORM OF CUSTODIAN INTERIM CERTIFICATION

                                                   _____________ __, 2002


JPMorgan Chase Bank                       Ambac Assurance Corporation
4 New York Plaza, 6th Floor               One State Street Plaza
New York, New York 10004                  New York, New York 10004


Attention: Residential Asset Mortgage Products, Inc., Series 2002-RS7

          Re: Custodial Agreement, dated as of December 1, 2002, by and among JPMorgan Chase Bank, Residential Asset Mortgage Products, Inc., Residential Funding Corporation and Wells Fargo Bank Minnesota, National Association, relating to Mortgage Asset-Backed Pass-Through Certificates, Series 2002-RS7

Ladies and Gentlemen:

               In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

               Capitalized   words  and  phrases  used  herein  shall  have  the
respective meanings assigned to them in the above-captioned Custodial Agreement.

                                                   WELLS FARGO BANK MINNESOTA,
                                                   NATIONAL ASSOCIATION


                                                   By:_________________________
                                                   Name:_______________________
                                                   Title:______________________

                                  EXHIBIT THREE

                      FORM OF CUSTODIAN FINAL CERTIFICATION

                                                   _____________ __, 2002


JPMorgan Chase Bank                         Ambac Assurance Corporation
4 New York Plaza, 6th Floor                 One State Street Plaza
New York, New York 10004                    New York, New York 10004


Attention: Residential Asset Mortgage Products, Inc., Series 2002-RS7

          Re: Custodial Agreement, dated as of December 1, 2002, by and among JPMorgan Chase Bank, Residential Asset Mortgage Products, Inc., Residential Funding Corporation and Wells Fargo Bank Minnesota, National Association, relating to Mortgage Asset-Backed Pass-Through Certificates, Series 2002-RS7

Ladies and Gentlemen:

               In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents referred to in Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule.

               Capitalized   words  and  phrases  used  herein  shall  have  the
respective meanings assigned to them in the above-captioned Custodial Agreement.

                                                   WELLS FARGO BANK MINNESOTA,
                                                   NATIONAL ASSOCIATION


                                                   By:_________________________
                                                   Name:_______________________
                                                   Title:______________________

                                         EXHIBIT FOUR

                           FORM OF REQUEST FOR RELEASE

DATE:
TO:
RE:            REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Series Supplement,  to the Standard  Terms of Pooling and  Servicing  Agreement,
     Dated:

Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request: (circle one)   Mortgage Loan Prepaid in Full
                                            Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."


------------------------------
Residential Funding Corporation
Authorized Signature
****************************************************************
TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

 Enclosed Documents:          [ ] Promissory Note
                              [ ] Primary Insurance Policy
                              [ ] Mortgage or Deed of Trust
                              [ ] Assignment(s) of Mortgage or Deed of Trust
                              [ ] Title Insurance Policy
                              [ ] Other: ________________________
---------------------------
Name
---------------------------
Title
---------------------------
Date

                                          EXHIBIT F

                                    MORTGAGE LOAN SCHEDULE


  RUN ON     : 12/24/02           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 08.49.04           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : RAMP 2002-RS7                                  CUTOFF : 12/01/02
  POOL       : 0004652
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP
  -----------------------------------------------------------------------------

      4294342                              .2500
      132,952.95                          .0500
            8.2250                         .0000
            7.9750                         .1450
            7.7800                         .0000
            7.7800                         .0000

      5530590                              .2500
       90,230.37                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      6109110                              .2500
       91,865.72                          .0500
            6.2500                         .0000
            6.0000                         .1450
            5.8050                         .0000
            5.8050                         .0000

      6386604                              .2500
      313,757.86                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      6587600                              .2500
      257,359.96                          .0500
            6.6250                         .0000
            6.3750                         .1450
            6.1800                         .0000
            6.1800                         .0000

      7266608                              .2500
      583,335.44                          .0500
            6.6250                         .0000
            6.3750                         .1450
            6.1800                         .0000
            6.1800                         .0000
1



      7353663                              .2500
      583,274.10                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000

      7443360                              .2500
      437,345.24                          .0500
            7.0000                         .0000
            6.7500                         .1450
            6.5550                         .0000
            6.5550                         .0000

      7583878                              .2500
      502,428.08                          .0500
            6.1250                         .0000
            5.8750                         .1450
            5.6800                         .0000
            5.6800                         .0000

      7590079                              .2500
      126,399.90                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      7673081                              .2500
       74,315.38                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      7686585                              .2500
       49,636.64                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      7689221                              .2500
      129,129.85                          .0500
            7.0000                         .0000
            6.7500                         .1450
            6.5550                         .0000
            6.5550                         .0000

      7689245                              .2500
       58,617.74                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000
1



      7704075                              .2500
      506,503.41                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      7744063                              .2500
       80,975.01                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000

      7786359                              .2500
       94,473.12                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      7793383                              .2500
       56,719.95                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      7804931                              .5000
      112,152.39                          .0500
            9.3750                         .0000
            8.8750                         .1450
            8.6800                         .0000
            8.6800                         .0000

      7807385                              .2500
      208,630.37                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      7812792                              .2500
       98,835.30                          .0500
            6.7500                         .0000
            6.5000                         .1450
            6.3050                         .0000
            6.3050                         .0000

      7813256                              .2500
      139,285.10                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000
1



      7828463                              .5000
       81,320.37                          .0500
            8.8750                         .0000
            8.3750                         .1450
            8.1800                         .0000
            8.1800                         .0000

      7885969                              .2500
      643,810.40                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      7888989                              .2500
      324,520.32                          .0500
            6.7500                         .0000
            6.5000                         .1450
            6.3050                         .0000
            6.3050                         .0000

      7922091                              .2500
       89,615.41                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000

      7947383                              .5000
       71,528.69                          .0500
            8.8750                         .0000
            8.3750                         .1450
            8.1800                         .0000
            8.1800                         .0000

      7958737                              .2500
      143,041.09                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8004451                              .5000
       77,719.96                          .0500
            6.5000                         .0000
            6.0000                         .1450
            5.8050                         .0000
            5.8050                         .0000

      8015853                              .2500
       99,964.34                          .0500
            6.5000                         .0000
            6.2500                         .1450
            6.0550                         .0000
            6.0550                         .0000
1



      8021127                              .2500
       69,076.56                          .0500
            8.6250                         .0000
            8.3750                         .1450
            8.1800                         .0000
            8.1800                         .0000

      8021669                              .2500
      104,256.85                          .0500
            8.7500                         .0000
            8.5000                         .1450
            8.3050                         .0000
            8.3050                         .0000

      8021757                              .2500
      178,429.06                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8024871                              .2500
      117,345.09                          .0500
            9.0000                         .0000
            8.7500                         .1450
            8.5550                         .0000
            8.5550                         .0000

      8024887                              .2500
       95,011.92                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8033115                              .2500
      120,099.94                          .0500
            7.0000                         .0000
            6.7500                         .1450
            6.5550                         .0000
            6.5550                         .0000

      8034999                              .2500
       40,493.64                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      8042381                              .5000
       99,865.90                          .0500
            9.9900                         .0000
            9.4900                         .1450
            9.2950                         .0000
            9.2950                         .0000
1



      8046743                              .2500
      277,890.98                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      8047301                              .2500
      110,732.35                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8047907                              .2500
      143,757.35                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      8048169                              .2500
      405,863.09                          .0500
            6.3750                         .0000
            6.1250                         .1450
            5.9300                         .0000
            5.9300                         .0000

      8050017                              .2500
      239,595.58                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      8053901                              .2500
      373,853.31                          .0500
            6.7500                         .0000
            6.5000                         .1450
            6.3050                         .0000
            6.3050                         .0000

      8055511                              .5000
       76,805.71                          .0500
            9.4800                         .0000
            8.9800                         .1450
            8.7850                         .0000
            8.7850                         .0000

      8055703                              .2500
      338,329.14                          .0500
            6.2500                         .0000
            6.0000                         .1450
            5.8050                         .0000
            5.8050                         .0000
1



      8066173                              .2500
      257,931.55                          .0500
            6.5000                         .0000
            6.2500                         .1450
            6.0550                         .0000
            6.0550                         .0000

      8069419                              .5000
       84,797.10                          .0500
            8.6250                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8080517                              .2500
      358,248.56                          .0500
            5.7500                         .0000
            5.5000                         .1450
            5.3050                         .0000
            5.3050                         .0000

      8084485                              .2500
      207,498.04                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000

      8084547                              .2500
      111,820.33                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000

      8095905                              .2500
       42,378.83                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8099749                              .2500
      223,797.49                          .0500
            6.5000                         .0000
            6.2500                         .1450
            6.0550                         .0000
            6.0550                         .0000

      8101573                              .5000
       50,357.24                          .0500
           12.1000                         .0000
           11.6000                         .1450
           11.4050                         .0000
           11.4050                         .0000
1



      8102581                              .2500
      133,135.69                          .0500
            5.8750                         .0000
            5.6250                         .1450
            5.4300                         .0000
            5.4300                         .0000

      8103069                              .5000
      173,978.47                          .0500
            9.3100                         .0000
            8.8100                         .1450
            8.6150                         .0000
            8.6150                         .0000

      8104873                              .2500
      298,582.56                          .0500
            5.7500                         .0000
            5.5000                         .1450
            5.3050                         .0000
            5.3050                         .0000

      8105033                              .2500
       89,879.14                          .0500
            5.8750                         .0000
            5.6250                         .1450
            5.4300                         .0000
            5.4300                         .0000

      8106253                              .2500
      122,215.83                          .0500
            6.5000                         .0000
            6.2500                         .1450
            6.0550                         .0000
            6.0550                         .0000

      8106275                              .2500
      129,720.07                          .0500
            6.6250                         .0000
            6.3750                         .1450
            6.1800                         .0000
            6.1800                         .0000

      8106345                              .2500
      180,761.06                          .0500
            6.0000                         .0000
            5.7500                         .1450
            5.5550                         .0000
            5.5550                         .0000

      8106371                              .2500
       62,386.70                          .0500
            6.5000                         .0000
            6.2500                         .1450
            6.0550                         .0000
            6.0550                         .0000
1



      8106529                              .2500
       85,230.56                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8106573                              .2500
       98,688.30                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000

      8106633                              .2500
      361,343.71                          .0500
            6.5000                         .0000
            6.2500                         .1450
            6.0550                         .0000
            6.0550                         .0000

      8106693                              .2500
       59,915.03                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8106699                              .2500
      213,895.26                          .0500
            6.2500                         .0000
            6.0000                         .1450
            5.8050                         .0000
            5.8050                         .0000

      8107255                              .5000
       54,959.51                          .0500
           10.8750                         .0000
           10.3750                         .1450
           10.1800                         .0000
           10.1800                         .0000

      8110237                              .2500
       83,122.94                          .0500
            6.3750                         .0000
            6.1250                         .1450
            5.9300                         .0000
            5.9300                         .0000

      8113355                              .5000
      159,372.39                          .0500
            9.7000                         .0000
            9.2000                         .1450
            9.0050                         .0000
            9.0050                         .0000
1



      8114001                              .2500
      184,974.18                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8114035                              .2500
      204,001.64                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8114053                              .2500
      141,277.35                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8114123                              .2500
       89,793.28                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8114159                              .2500
      176,971.86                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000

      8114207                              .2500
      102,326.32                          .0500
            8.8750                         .0000
            8.6250                         .1450
            8.4300                         .0000
            8.4300                         .0000

      8114209                              .2500
      114,856.55                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8114229                              .2500
      151,705.62                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000
1



      8114235                              .2500
      110,579.55                          .0500
            9.3750                         .0000
            9.1250                         .1450
            8.9300                         .0000
            8.9300                         .0000

      8114241                              .2500
       58,328.99                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8114267                              .2500
      258,628.99                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8114281                              .2500
      112,373.39                          .0500
            8.8750                         .0000
            8.6250                         .1450
            8.4300                         .0000
            8.4300                         .0000

      8114285                              .2500
      329,217.28                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8114299                              .2500
      130,932.23                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8114309                              .2500
       67,906.09                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8114311                              .2500
      118,492.42                          .0500
            8.7500                         .0000
            8.5000                         .1450
            8.3050                         .0000
            8.3050                         .0000
1



      8114317                              .2500
      181,761.10                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8114319                              .2500
      105,334.90                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000

      8114321                              .2500
      191,666.68                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8114343                              .2500
      302,631.53                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8114347                              .2500
      113,698.94                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8114357                              .2500
      496,181.27                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8114367                              .2500
      244,302.59                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8114379                              .2500
      170,480.88                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000
1



      8114381                              .2500
      232,099.28                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8114385                              .2500
      168,713.67                          .0500
            8.8750                         .0000
            8.6250                         .1450
            8.4300                         .0000
            8.4300                         .0000

      8114399                              .2500
      299,404.25                          .0500
            8.7500                         .0000
            8.5000                         .1450
            8.3050                         .0000
            8.3050                         .0000

      8114411                              .2500
       75,860.91                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8114453                              .2500
      154,530.84                          .0500
            8.7500                         .0000
            8.5000                         .1450
            8.3050                         .0000
            8.3050                         .0000

      8114459                              .2500
      229,479.19                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8114463                              .2500
      158,723.55                          .0500
            8.7500                         .0000
            8.5000                         .1450
            8.3050                         .0000
            8.3050                         .0000

      8114565                              .2500
      123,004.54                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000
1



      8114581                              .2500
       86,291.75                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8114583                              .2500
      104,276.54                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8114601                              .2500
      113,785.95                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8114915                              .2500
      469,127.06                          .0500
            6.3750                         .0000
            6.1250                         .1450
            5.9300                         .0000
            5.9300                         .0000

      8115105                              .2500
      417,223.64                          .0500
            6.3750                         .0000
            6.1250                         .1450
            5.9300                         .0000
            5.9300                         .0000

      8116615                              .2500
       69,261.26                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8116645                              .2500
       74,000.23                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8116781                              .2500
      135,830.35                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000
1



      8116783                              .2500
      323,680.00                          .0500
            9.5000                         .0000
            9.2500                         .1450
            9.0550                         .0000
            9.0550                         .0000

      8116785                              .2500
       94,872.08                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8116787                              .2500
      228,706.95                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8116791                              .2500
      187,840.25                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8116793                              .2500
      137,482.63                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8116797                              .2500
      189,566.19                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8116801                              .2500
       91,436.45                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8116819                              .2500
      166,002.47                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000
1



      8116831                              .2500
       64,034.19                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8116839                              .2500
       93,436.25                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8116847                              .2500
      115,939.67                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8116851                              .2500
      159,400.90                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8116855                              .2500
       78,649.23                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8116859                              .2500
      181,029.61                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8116863                              .2500
      104,585.70                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000

      8116867                              .2500
       52,157.84                          .0500
            7.0000                         .0000
            6.7500                         .1450
            6.5550                         .0000
            6.5550                         .0000
1



      8116871                              .2500
      201,578.23                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8116875                              .2500
       93,957.12                          .0500
            9.5000                         .0000
            9.2500                         .1450
            9.0550                         .0000
            9.0550                         .0000

      8116895                              .2500
      132,692.03                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000

      8116903                              .2500
      143,503.78                          .0500
            6.0000                         .0000
            5.7500                         .1450
            5.5550                         .0000
            5.5550                         .0000

      8116907                              .2500
      340,651.18                          .0500
            6.1250                         .0000
            5.8750                         .1450
            5.6800                         .0000
            5.6800                         .0000

      8116911                              .2500
      499,002.01                          .0500
            6.0000                         .0000
            5.7500                         .1450
            5.5550                         .0000
            5.5550                         .0000

      8116915                              .2500
      378,401.00                          .0500
            6.1250                         .0000
            5.8750                         .1450
            5.6800                         .0000
            5.6800                         .0000

      8116923                              .2500
      380,275.11                          .0500
            6.2500                         .0000
            6.0000                         .1450
            5.8050                         .0000
            5.8050                         .0000
1



      8116927                              .2500
      213,776.07                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8116939                              .2500
      141,754.79                          .0500
            6.7500                         .0000
            6.5000                         .1450
            6.3050                         .0000
            6.3050                         .0000

      8116953                              .2500
      256,785.85                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8116957                              .2500
      136,211.66                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8116961                              .2500
      118,713.92                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000

      8116965                              .2500
       98,260.65                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8116969                              .2500
      129,801.55                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8116973                              .2500
      125,707.81                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000
1



      8116977                              .2500
      124,182.56                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8116981                              .2500
      217,417.60                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8116989                              .2500
       68,381.71                          .0500
            6.7500                         .0000
            6.5000                         .1450
            6.3050                         .0000
            6.3050                         .0000

      8116993                              .2500
      156,921.79                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8117001                              .2500
       90,137.41                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8117005                              .2500
      116,636.55                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8117019                              .2500
      141,258.76                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8117023                              .2500
       54,872.79                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000
1



      8117101                              .2500
       78,266.48                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8117105                              .2500
      169,819.80                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8117113                              .2500
      210,686.86                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8117117                              .2500
      204,730.89                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8117127                              .2500
      127,968.53                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8117129                              .2500
       93,920.12                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8117131                              .2500
      147,036.16                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8117137                              .2500
      359,830.99                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000
1



      8117141                              .2500
      212,025.84                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8117143                              .2500
      162,984.82                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8117145                              .2500
      125,217.91                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8117149                              .2500
       49,937.62                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8117155                              .2500
      167,635.20                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8117157                              .2500
      156,544.24                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8117161                              .2500
       92,818.36                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8117165                              .2500
      203,539.20                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000
1



      8117169                              .2500
      163,124.43                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8117171                              .2500
      144,689.59                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8117173                              .2500
      127,382.55                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8117175                              .2500
      165,937.37                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8117179                              .2500
      108,999.28                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8117181                              .2500
      275,609.14                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8117183                              .2500
      118,199.00                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8117185                              .2500
      169,104.29                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000
1



      8117187                              .2500
      264,165.83                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8117191                              .2500
      104,359.31                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8117195                              .2500
      159,850.34                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8117205                              .2500
      167,274.47                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8117209                              .2500
      120,287.82                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8117211                              .2500
      180,856.15                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8117213                              .2500
      118,223.71                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8117215                              .2500
       97,439.52                          .0500
            7.0000                         .0000
            6.7500                         .1450
            6.5550                         .0000
            6.5550                         .0000
1



      8117221                              .2500
      245,111.07                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8117223                              .2500
      599,270.47                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8117225                              .2500
       79,082.07                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8117227                              .2500
      158,466.80                          .0500
            8.6250                         .0000
            8.3750                         .1450
            8.1800                         .0000
            8.1800                         .0000

      8117229                              .2500
      174,966.18                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8117233                              .2500
      160,125.63                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8117235                              .2500
      288,894.63                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8117237                              .2500
      167,101.37                          .0500
            8.6250                         .0000
            8.3750                         .1450
            8.1800                         .0000
            8.1800                         .0000
1



      8117239                              .2500
      137,604.10                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8117241                              .2500
      203,536.26                          .0500
            8.6250                         .0000
            8.3750                         .1450
            8.1800                         .0000
            8.1800                         .0000

      8117243                              .2500
      159,522.49                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8117255                              .2500
      147,526.10                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8117257                              .2500
      133,914.82                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8117261                              .2500
      137,554.93                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8117263                              .2500
      140,320.20                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8117265                              .2500
       75,902.75                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000
1



      8117267                              .2500
       67,906.09                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8117269                              .2500
       83,481.45                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8117271                              .2500
      142,986.78                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8117277                              .2500
       84,866.98                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000

      8117281                              .2500
       59,415.73                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8117285                              .2500
      109,095.28                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8117289                              .2500
       77,784.01                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8117293                              .2500
      136,763.43                          .0500
            6.7500                         .0000
            6.5000                         .1450
            6.3050                         .0000
            6.3050                         .0000
1



      8117299                              .2500
       62,903.82                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8117303                              .2500
      139,366.82                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8117305                              .2500
      305,277.68                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000

      8117307                              .2500
      153,697.98                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8117309                              .2500
      178,698.38                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      8117311                              .2500
       71,890.16                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8117317                              .2500
      122,871.31                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8117319                              .2500
      149,709.47                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000
1



      8117321                              .2500
      107,843.16                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8117325                              .2500
       85,745.62                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8117327                              .2500
       95,838.24                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      8117329                              .2500
      107,865.27                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8117331                              .2500
       82,691.31                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8117333                              .2500
      110,180.00                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8117335                              .2500
      965,460.35                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8117337                              .2500
       79,504.59                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000
1



      8117343                              .2500
      388,344.52                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      8117345                              .2500
      105,764.48                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8117349                              .2500
       82,261.81                          .0500
            7.0000                         .0000
            6.7500                         .1450
            6.5550                         .0000
            6.5550                         .0000

      8117353                              .2500
      130,300.79                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8117355                              .2500
      119,507.93                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8117357                              .2500
       39,952.59                          .0500
            8.6250                         .0000
            8.3750                         .1450
            8.1800                         .0000
            8.1800                         .0000

      8117361                              .2500
      127,678.03                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      8117363                              .2500
      112,905.32                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000
1



      8117365                              .2500
       81,902.83                          .0500
            8.6250                         .0000
            8.3750                         .1450
            8.1800                         .0000
            8.1800                         .0000

      8117369                              .2500
       66,408.18                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8117371                              .2500
      184,987.67                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8117373                              .2500
       54,916.04                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8117375                              .2500
      164,099.13                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8117379                              .2500
       57,820.04                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8117411                              .2500
       73,487.64                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8117415                              .2500
       93,424.04                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000
1



      8117417                              .2500
      101,519.92                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8117421                              .2500
      140,855.22                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8117423                              .2500
       79,897.63                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8117425                              .2500
       57,865.84                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8117429                              .2500
      256,063.43                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8117431                              .2500
      193,545.60                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8117433                              .2500
      119,017.50                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8117435                              .2500
      145,133.58                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000
1



      8117439                              .2500
      208,635.52                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      8117445                              .2500
      161,770.58                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8117451                              .2500
       92,943.29                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8117453                              .2500
      107,818.02                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      8117455                              .2500
      132,775.47                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8117457                              .2500
      141,157.27                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8117459                              .2500
      109,438.10                          .0500
            8.6250                         .0000
            8.3750                         .1450
            8.1800                         .0000
            8.1800                         .0000

      8117463                              .2500
      128,009.18                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000
1



      8117465                              .2500
      186,269.92                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8117467                              .2500
      125,108.23                          .0500
            8.7500                         .0000
            8.5000                         .1450
            8.3050                         .0000
            8.3050                         .0000

      8117473                              .2500
      150,985.87                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8117475                              .2500
      194,500.78                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8117479                              .2500
      377,437.19                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8117485                              .2500
      277,955.83                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8117493                              .2500
      143,045.73                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8117499                              .2500
       52,192.70                          .0500
            9.0000                         .0000
            8.7500                         .1450
            8.5550                         .0000
            8.5550                         .0000
1



      8117501                              .2500
       77,182.59                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8117503                              .2500
       92,250.54                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8117507                              .2500
      239,708.19                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8117509                              .2500
      193,094.12                          .0500
            8.7500                         .0000
            8.5000                         .1450
            8.3050                         .0000
            8.3050                         .0000

      8117513                              .2500
      189,744.19                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8117523                              .2500
      131,885.27                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8117527                              .2500
      395,554.36                          .0500
            8.8750                         .0000
            8.6250                         .1450
            8.4300                         .0000
            8.4300                         .0000

      8117531                              .2500
      208,739.29                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000
1



      8117535                              .2500
      205,382.18                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8117537                              .2500
      130,914.34                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8117541                              .2500
      104,248.39                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8117545                              .2500
      258,756.40                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8117547                              .2500
      131,863.00                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8117549                              .2500
      289,415.38                          .0500
            8.7500                         .0000
            8.5000                         .1450
            8.3050                         .0000
            8.3050                         .0000

      8117557                              .2500
      129,979.15                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8117565                              .2500
      166,026.16                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000
1



      8117567                              .2500
      325,411.27                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8117571                              .2500
      118,248.48                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8117577                              .2500
      208,739.29                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8117585                              .2500
      341,539.53                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8117591                              .2500
       65,503.81                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8117593                              .2500
      215,737.37                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8117601                              .2500
       91,076.23                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8117603                              .2500
      150,856.70                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000
1



      8117605                              .2500
      130,437.09                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8117611                              .2500
      124,526.17                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8117613                              .2500
      157,259.58                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8117619                              .2500
      113,842.58                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8117621                              .2500
      200,186.86                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8117627                              .2500
      110,000.47                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8117629                              .2500
      259,563.33                          .0500
            7.0000                         .0000
            6.7500                         .1450
            6.5550                         .0000
            6.5550                         .0000

      8117633                              .2500
      134,718.36                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000
1



      8117635                              .2500
      138,717.28                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8117637                              .2500
      166,635.99                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8117651                              .2500
      110,292.52                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8117693                              .2500
       79,692.55                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8117695                              .2500
      138,589.76                          .0500
            8.7500                         .0000
            8.5000                         .1450
            8.3050                         .0000
            8.3050                         .0000

      8117697                              .2500
      160,279.24                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8117699                              .2500
      191,729.83                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8117701                              .2500
      134,797.95                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000
1



      8117705                              .2500
      408,948.63                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8117709                              .2500
      124,678.16                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8117711                              .2500
      359,577.77                          .0500
            8.8750                         .0000
            8.6250                         .1450
            8.4300                         .0000
            8.4300                         .0000

      8117715                              .2500
      119,538.82                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8117717                              .2500
      193,418.71                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8117719                              .2500
      222,728.85                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8117735                              .2500
      288,021.42                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8117739                              .2500
      317,832.23                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000
1



      8117751                              .2500
      279,439.80                          .0500
            7.0000                         .0000
            6.7500                         .1450
            6.5550                         .0000
            6.5550                         .0000

      8117753                              .2500
       90,783.68                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8117757                              .2500
      121,336.42                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8117759                              .2500
      132,711.80                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8117761                              .2500
      163,640.32                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8117765                              .2500
      216,308.37                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8117767                              .2500
      169,066.22                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8117769                              .2500
      127,818.73                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000
1



      8117771                              .2500
      276,867.15                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8117773                              .2500
      154,566.56                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8117775                              .2500
      227,560.82                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8117777                              .2500
      170,065.03                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8117783                              .2500
       92,938.12                          .0500
            8.7500                         .0000
            8.5000                         .1450
            8.3050                         .0000
            8.3050                         .0000

      8117785                              .2500
      315,421.61                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8117787                              .2500
      260,679.14                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8117791                              .2500
      186,714.55                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000
1



      8117799                              .2500
      992,075.48                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      8117801                              .2500
      163,263.32                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000

      8117803                              .2500
      183,046.54                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8117809                              .2500
      111,453.50                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8117811                              .2500
      188,975.19                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8117815                              .2500
      216,643.21                          .0500
            7.0000                         .0000
            6.7500                         .1450
            6.5550                         .0000
            6.5550                         .0000

      8117819                              .2500
      107,138.39                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8117821                              .2500
      627,110.66                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000
1



      8117823                              .2500
      373,084.09                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8117829                              .2500
       95,399.02                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000

      8117837                              .2500
      170,757.86                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8117839                              .2500
      118,601.86                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8117895                              .2500
      380,791.44                          .0500
            6.3750                         .0000
            6.1250                         .1450
            5.9300                         .0000
            5.9300                         .0000

      8123563                              .5000
       93,308.73                          .0500
            9.5510                         .0000
            9.0510                         .1450
            8.8560                         .0000
            8.8560                         .0000

      8123635                              .5000
      134,747.40                          .0500
            8.8500                         .0000
            8.3500                         .1450
            8.1550                         .0000
            8.1550                         .0000

      8123641                              .5000
      257,016.75                          .0500
            7.5000                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000
1



      8123683                              .5000
       94,910.99                          .0500
            9.7500                         .0000
            9.2500                         .1450
            9.0550                         .0000
            9.0550                         .0000

      8123711                              .5000
       63,620.94                          .0500
            8.4000                         .0000
            7.9000                         .1450
            7.7050                         .0000
            7.7050                         .0000

      8123735                              .5000
      100,703.55                          .0500
            9.6500                         .0000
            9.1500                         .1450
            8.9550                         .0000
            8.9550                         .0000

      8123749                              .5000
       43,470.36                          .0500
           11.2300                         .0000
           10.7300                         .1450
           10.5350                         .0000
           10.5350                         .0000

      8123831                              .5000
      121,858.82                          .0500
            8.7400                         .0000
            8.2400                         .1450
            8.0450                         .0000
            8.0450                         .0000

      8123877                              .5000
       52,981.27                          .0500
           11.0400                         .0000
           10.5400                         .1450
           10.3450                         .0000
           10.3450                         .0000

      8123907                              .5000
      398,686.88                          .0500
            7.2200                         .0000
            6.7200                         .1450
            6.5250                         .0000
            6.5250                         .0000

      8123951                              .5000
      161,322.54                          .0500
            8.9900                         .0000
            8.4900                         .1450
            8.2950                         .0000
            8.2950                         .0000
1



      8124047                              .5000
       89,133.00                          .0500
           10.7810                         .0000
           10.2810                         .1450
           10.0860                         .0000
           10.0860                         .0000

      8124069                              .5000
      270,123.57                          .0500
            9.3360                         .0000
            8.8360                         .1450
            8.6410                         .0000
            8.6410                         .0000

      8124125                              .5000
      121,453.55                          .0500
           10.6790                         .0000
           10.1790                         .1450
            9.9840                         .0000
            9.9840                         .0000

      8124951                              .2500
      144,215.21                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8124957                              .2500
      128,843.15                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8124965                              .2500
      136,624.94                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8124969                              .2500
       90,568.29                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8124973                              .2500
       42,690.96                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000
1



      8124979                              .2500
       77,600.58                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8124983                              .2500
       87,805.33                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8124991                              .2500
      109,836.21                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8124995                              .2500
      109,117.16                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8125001                              .2500
      136,606.28                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8125009                              .2500
      170,648.95                          .0500
            6.7500                         .0000
            6.5000                         .1450
            6.3050                         .0000
            6.3050                         .0000

      8125013                              .2500
      149,377.27                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8125025                              .2500
      356,304.27                          .0500
            6.1250                         .0000
            5.8750                         .1450
            5.6800                         .0000
            5.6800                         .0000
1



      8125029                              .2500
       89,026.89                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8125033                              .2500
      274,074.27                          .0500
            8.8750                         .0000
            8.6250                         .1450
            8.4300                         .0000
            8.4300                         .0000

      8125043                              .2500
       96,816.13                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8125047                              .2500
      167,905.81                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8125057                              .2500
      178,371.45                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8125061                              .2500
      214,385.88                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8125063                              .2500
       37,052.52                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8125069                              .2500
      165,367.14                          .0500
            8.7500                         .0000
            8.5000                         .1450
            8.3050                         .0000
            8.3050                         .0000
1



      8125073                              .2500
      138,876.88                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000

      8125077                              .2500
      120,461.19                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000

      8125083                              .2500
      140,410.69                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8125091                              .2500
       80,667.16                          .0500
            7.0000                         .0000
            6.7500                         .1450
            6.5550                         .0000
            6.5550                         .0000

      8125095                              .2500
       92,946.92                          .0500
            7.0000                         .0000
            6.7500                         .1450
            6.5550                         .0000
            6.5550                         .0000

      8125105                              .2500
      158,735.98                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8125113                              .2500
      113,830.27                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8125117                              .2500
      189,750.60                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000
1



      8125121                              .2500
       80,643.69                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8125125                              .2500
      150,746.75                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8125129                              .2500
      201,791.50                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8125133                              .2500
      165,908.72                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8125141                              .2500
      107,098.13                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8125155                              .2500
      244,566.00                          .0500
            7.0000                         .0000
            6.7500                         .1450
            6.5550                         .0000
            6.5550                         .0000

      8125159                              .2500
      123,216.27                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8125163                              .2500
      166,476.75                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000
1



      8125167                              .2500
      140,909.17                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8125173                              .2500
      139,611.52                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8125177                              .2500
      102,465.22                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8125181                              .2500
       80,973.73                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8125189                              .2500
      182,270.43                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8125193                              .2500
      101,064.70                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8125211                              .2500
      104,267.95                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8125253                              .2500
      349,491.75                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000
1



      8125277                              .2500
      212,754.02                          .0500
            8.7500                         .0000
            8.5000                         .1450
            8.3050                         .0000
            8.3050                         .0000

      8125283                              .2500
      118,559.51                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000

      8125295                              .2500
      249,496.17                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8125313                              .2500
      208,712.22                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8125325                              .2500
      112,873.09                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000

      8125331                              .2500
      399,419.16                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8125349                              .2500
      336,046.57                          .0500
            7.0000                         .0000
            6.7500                         .1450
            6.5550                         .0000
            6.5550                         .0000

      8125363                              .2500
      143,261.70                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000
1



      8125369                              .2500
      241,085.35                          .0500
            9.0000                         .0000
            8.7500                         .1450
            8.5550                         .0000
            8.5550                         .0000

      8125377                              .2500
      279,597.57                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8125383                              .2500
      379,248.48                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8125393                              .2500
      175,552.21                          .0500
            8.8750                         .0000
            8.6250                         .1450
            8.4300                         .0000
            8.4300                         .0000

      8125401                              .2500
      145,104.37                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8125407                              .2500
      153,908.55                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8125411                              .2500
      216,600.48                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8125415                              .2500
      251,427.84                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000
1



      8125417                              .2500
      182,777.49                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8125429                              .2500
      178,264.24                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8125441                              .2500
      116,608.04                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8125483                              .2500
      277,842.43                          .0500
            7.0000                         .0000
            6.7500                         .1450
            6.5550                         .0000
            6.5550                         .0000

      8125495                              .2500
       95,774.12                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8125507                              .2500
      319,080.59                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8125517                              .2500
      154,991.04                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8125525                              .2500
      125,235.39                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000
1



      8125535                              .2500
      268,746.75                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8125539                              .2500
      346,258.96                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8125549                              .2500
      211,222.36                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8125639                              .2500
      389,014.13                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8125643                              .2500
      203,975.00                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8125647                              .2500
       89,848.34                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      8125655                              .2500
      206,884.91                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8125695                              .2500
      154,152.48                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000
1



      8125713                              .2500
      224,779.82                          .0500
            7.0000                         .0000
            6.7500                         .1450
            6.5550                         .0000
            6.5550                         .0000

      8125719                              .2500
      177,834.83                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8125725                              .2500
      148,305.06                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8125729                              .2500
       91,077.21                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8125737                              .2500
      126,166.52                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8125745                              .2500
      182,619.69                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8125753                              .2500
      133,267.88                          .0500
            8.7500                         .0000
            8.5000                         .1450
            8.3050                         .0000
            8.3050                         .0000

      8125759                              .2500
      309,280.32                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000
1



      8125765                              .2500
      392,447.14                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8125771                              .2500
      169,338.49                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8125777                              .7500
      377,435.25                          .0500
            6.2500                         .0000
            5.5000                         .1450
            5.3050                         .0000
            5.3050                         .0000

      8125793                              .2500
      186,760.70                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8125799                              .2500
      100,567.82                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8125817                              .2500
      160,061.33                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8125825                              .2500
      129,920.33                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8125849                              .2500
      265,641.85                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000
1



      8125857                              .2500
      237,163.66                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8125865                              .2500
       91,260.47                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8125875                              .2500
      263,726.01                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8125881                              .2500
      146,103.01                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8125889                              .2500
      294,099.42                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8125909                              .2500
      165,876.06                          .0500
            7.0000                         .0000
            6.7500                         .1450
            6.5550                         .0000
            6.5550                         .0000

      8125927                              .2500
       83,487.43                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8125939                              .2500
      323,517.58                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000
1



      8125943                              .2500
      336,818.41                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8125949                              .2500
      426,797.12                          .0500
            7.0000                         .0000
            6.7500                         .1450
            6.5550                         .0000
            6.5550                         .0000

      8125955                              .2500
      246,622.44                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      8125961                              .2500
      215,359.65                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8125967                              .2500
      348,023.81                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8126163                              .2500
      251,384.42                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8126165                              .2500
      241,931.99                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8126173                              .2500
       56,024.30                          .0500
            8.8750                         .0000
            8.6250                         .1450
            8.4300                         .0000
            8.4300                         .0000
1



      8126179                              .2500
      237,172.03                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8126181                              .2500
      189,756.85                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8126183                              .2500
      116,836.60                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8126185                              .2500
      161,282.55                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8126187                              .2500
      300,295.13                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8126193                              .2500
      300,305.27                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8126801                              .5000
      138,284.12                          .0500
            8.5000                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8127061                              .5000
      139,930.26                          .0500
            9.4400                         .0000
            8.9400                         .1450
            8.7450                         .0000
            8.7450                         .0000
1



      8127147                              .5000
       94,472.78                          .0500
            9.1300                         .0000
            8.6300                         .1450
            8.4350                         .0000
            8.4350                         .0000

      8127227                              .5000
       84,595.99                          .0500
           10.0310                         .0000
            9.5310                         .1450
            9.3360                         .0000
            9.3360                         .0000

      8127307                              .5000
      322,256.28                          .0500
            8.8400                         .0000
            8.3400                         .1450
            8.1450                         .0000
            8.1450                         .0000

      8127869                              .2500
      115,753.99                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8127871                              .2500
      183,526.33                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8127873                              .2500
       53,128.38                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8127877                              .2500
      135,676.14                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8127883                              .2500
       61,571.09                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000
1



      8127887                              .2500
      151,800.46                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8127889                              .2500
       32,655.97                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8127893                              .2500
      222,949.40                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8127895                              .2500
      110,062.41                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8127899                              .2500
      119,025.77                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8127909                              .2500
      199,744.06                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8127917                              .2500
       48,860.77                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8127921                              .2500
      121,857.89                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000
1



      8127925                              .2500
      133,111.23                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8127927                              .2500
      109,836.21                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8127935                              .2500
       89,488.23                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8127945                              .2500
      148,938.78                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8127947                              .2500
      118,759.10                          .0500
            8.6250                         .0000
            8.3750                         .1450
            8.1800                         .0000
            8.1800                         .0000

      8127953                              .2500
      212,135.05                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8127955                              .2500
      214,047.49                          .0500
            7.0000                         .0000
            6.7500                         .1450
            6.5550                         .0000
            6.5550                         .0000

      8127957                              .2500
      102,754.09                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000
1



      8127959                              .2500
      126,645.83                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8127961                              .2500
       67,311.53                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8127963                              .2500
      231,869.81                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8127965                              .2500
      332,085.22                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8127979                              .2500
      136,461.30                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8127981                              .2500
       87,972.06                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8127983                              .2500
      171,480.28                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8127985                              .2500
      363,779.41                          .0500
            8.7500                         .0000
            8.5000                         .1450
            8.3050                         .0000
            8.3050                         .0000
1



      8127987                              .2500
       64,920.77                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8127989                              .2500
      127,464.63                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8127991                              .2500
      163,749.65                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8127993                              .2500
       89,069.00                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      8127995                              .2500
      142,437.78                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8127997                              .2500
      206,624.32                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8127999                              .2500
      107,878.45                          .0500
            8.8750                         .0000
            8.6250                         .1450
            8.4300                         .0000
            8.4300                         .0000

      8128001                              .2500
      174,726.14                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000
1



      8128003                              .2500
      126,125.59                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8128005                              .2500
      137,368.14                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      8128009                              .2500
      165,121.67                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8128013                              .2500
      188,795.46                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8128017                              .2500
      111,806.60                          .0500
            6.7500                         .0000
            6.5000                         .1450
            6.3050                         .0000
            6.3050                         .0000

      8128019                              .2500
      131,813.08                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8128021                              .2500
      123,233.84                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8128023                              .2500
      412,465.06                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000
1



      8128025                              .2500
      196,407.14                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8128027                              .2500
      391,523.37                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8128031                              .2500
      218,158.05                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000

      8128035                              .2500
      393,192.40                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8128037                              .2500
       98,274.07                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8128043                              .2500
      255,688.72                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8128047                              .2500
      105,308.03                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8128049                              .2500
       81,594.55                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000
1



      8128051                              .2500
       90,134.50                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8128053                              .2500
      166,037.25                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8128055                              .2500
       33,953.06                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8128057                              .2500
      127,124.22                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8128059                              .2500
      267,847.93                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8128061                              .2500
      114,795.23                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8128065                              .2500
      352,724.02                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8128069                              .2500
      139,312.18                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000
1



      8128071                              .2500
      131,813.08                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8128073                              .2500
      121,714.10                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8128075                              .2500
       76,890.95                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8128077                              .2500
      315,535.25                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8128079                              .2500
      133,287.73                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8128085                              .2500
      130,555.45                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8128087                              .2500
       86,049.08                          .0500
            8.8750                         .0000
            8.6250                         .1450
            8.4300                         .0000
            8.4300                         .0000

      8128089                              .2500
      104,334.79                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000
1



      8128093                              .2500
      162,426.73                          .0500
            9.7500                         .0000
            9.5000                         .1450
            9.3050                         .0000
            9.3050                         .0000

      8128095                              .2500
      204,678.78                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8128097                              .2500
      115,274.15                          .0500
            8.6250                         .0000
            8.3750                         .1450
            8.1800                         .0000
            8.1800                         .0000

      8128099                              .2500
      125,170.47                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8128107                              .2500
      136,161.72                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8128109                              .2500
      146,082.18                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8128113                              .2500
       57,522.44                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8128115                              .2500
      142,312.93                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000
1



      8128121                              .2500
      162,152.60                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8128125                              .2500
      123,242.09                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8128129                              .2500
      174,787.21                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8128131                              .2500
      127,714.27                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8128133                              .2500
      163,773.54                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8128137                              .2500
      198,396.69                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8128139                              .2500
      118,052.54                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8128141                              .2500
      128,834.93                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000
1



      8128143                              .2500
      119,996.23                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8128147                              .2500
      137,078.79                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8128149                              .2500
      103,770.38                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8128151                              .2500
       69,912.68                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8128155                              .2500
      222,871.63                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8128157                              .2500
      141,544.15                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8128159                              .2500
       51,929.98                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8128163                              .2500
      154,102.41                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000
1



      8128165                              .2500
      149,822.26                          .0500
            8.6250                         .0000
            8.3750                         .1450
            8.1800                         .0000
            8.1800                         .0000

      8128167                              .2500
      108,603.57                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8128169                              .2500
       90,143.04                          .0500
            8.6250                         .0000
            8.3750                         .1450
            8.1800                         .0000
            8.1800                         .0000

      8128173                              .2500
      105,461.37                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8128177                              .2500
      170,769.76                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8128187                              .2500
      121,863.69                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8128197                              .2500
      511,137.24                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      8128199                              .2500
      143,774.66                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000
1



      8128201                              .2500
       92,861.53                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8128203                              .2500
       59,879.17                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000

      8128205                              .2500
      213,448.07                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8128207                              .2500
      269,545.04                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      8128209                              .2500
      122,380.77                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8128213                              .2500
      120,633.19                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8128215                              .2500
       88,973.83                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8128217                              .2500
       71,149.11                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000
1



      8128219                              .2500
      132,825.41                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8128221                              .2500
      120,459.65                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8128223                              .2500
      117,957.68                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8128225                              .2500
      113,757.92                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8128235                              .2500
       71,593.24                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8128237                              .2500
       82,257.72                          .0500
            6.7500                         .0000
            6.5000                         .1450
            6.3050                         .0000
            6.3050                         .0000

      8128239                              .2500
       79,684.12                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8128241                              .2500
       87,925.31                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000
1



      8128243                              .2500
      120,015.38                          .0500
            9.1250                         .0000
            8.8750                         .1450
            8.6800                         .0000
            8.6800                         .0000

      8128245                              .2500
      107,859.57                          .0500
            8.6250                         .0000
            8.3750                         .1450
            8.1800                         .0000
            8.1800                         .0000

      8128247                              .2500
       58,250.05                          .0500
            8.6250                         .0000
            8.3750                         .1450
            8.1800                         .0000
            8.1800                         .0000

      8128249                              .2500
       97,811.24                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8128251                              .2500
      272,097.92                          .0500
            8.6250                         .0000
            8.3750                         .1450
            8.1800                         .0000
            8.1800                         .0000

      8128255                              .2500
      449,176.36                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8128257                              .2500
      598,202.08                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8128259                              .2500
      134,676.53                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000
1



      8128261                              .2500
      125,152.25                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8128263                              .2500
      116,636.12                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8128265                              .2500
      530,558.69                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8128267                              .2500
      134,127.65                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8128269                              .2500
      123,698.83                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8128271                              .2500
       98,804.37                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8128275                              .2500
      166,031.76                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8128277                              .2500
       92,980.85                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000
1



      8128279                              .2500
      161,193.47                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8128281                              .2500
       61,129.32                          .0500
            8.7500                         .0000
            8.5000                         .1450
            8.3050                         .0000
            8.3050                         .0000

      8128285                              .2500
      151,819.87                          .0500
            8.6250                         .0000
            8.3750                         .1450
            8.1800                         .0000
            8.1800                         .0000

      8128291                              .2500
      459,411.32                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8128307                              .2500
      267,557.17                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8128311                              .2500
      113,861.39                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8128321                              .2500
       97,163.97                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8128323                              .2500
      434,457.37                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000
1



      8128327                              .2500
      142,312.93                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8128329                              .2500
       96,635.35                          .0500
            8.6250                         .0000
            8.3750                         .1450
            8.1800                         .0000
            8.1800                         .0000

      8128331                              .2500
      147,025.22                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8128333                              .2500
      136,154.93                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8128337                              .2500
      189,631.07                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8128341                              .2500
      173,141.57                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8128343                              .2500
       57,877.71                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8128345                              .2500
      230,462.14                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000
1



      8128347                              .2500
       89,635.15                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8128357                              .2500
      125,885.04                          .0500
            9.8750                         .0000
            9.6250                         .1450
            9.4300                         .0000
            9.4300                         .0000

      8128359                              .2500
      123,238.01                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8128363                              .2500
       88,236.95                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8128367                              .2500
       88,886.10                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8128369                              .2500
      165,926.29                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8128371                              .2500
       97,231.62                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8128379                              .2500
      188,808.07                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000
1



      8128381                              .2500
      186,966.47                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8128385                              .2500
      160,349.72                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8128387                              .2500
      140,474.55                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8128389                              .2500
      170,738.98                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8128391                              .2500
      111,011.34                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8128401                              .2500
      167,716.91                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      8128403                              .2500
      106,969.78                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8128405                              .2500
      354,568.36                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000
1



      8128407                              .2500
      189,662.63                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8128409                              .2500
       49,336.78                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8128413                              .2500
      189,786.17                          .0500
            8.8750                         .0000
            8.6250                         .1450
            8.4300                         .0000
            8.4300                         .0000

      8128415                              .2500
      147,990.14                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8128417                              .2500
       92,568.73                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8128419                              .2500
      177,766.35                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8128421                              .2500
      429,235.80                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8128425                              .2500
      451,406.65                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000
1



      8128429                              .2500
      399,389.39                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8128431                              .2500
      213,454.82                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8128433                              .2500
      108,599.83                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8128435                              .2500
      287,332.14                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8128451                              .2500
      297,518.68                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8128457                              .2500
      180,280.53                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8128461                              .2500
      104,369.63                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8128465                              .2500
      215,709.17                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000
1



      8128471                              .2500
       80,643.99                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8128473                              .2500
      259,612.87                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8128475                              .2500
      142,227.36                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8128477                              .2500
      132,750.25                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8128479                              .2500
      265,487.63                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8128481                              .2500
      132,768.76                          .0500
            8.7500                         .0000
            8.5000                         .1450
            8.3050                         .0000
            8.3050                         .0000

      8128487                              .2500
       64,877.94                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8128489                              .2500
      153,695.73                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000
1



      8128491                              .2500
      237,030.76                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8128497                              .2500
       92,920.23                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8128499                              .2500
      170,786.70                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8128503                              .2500
      186,807.45                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8128507                              .2500
      350,028.09                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8128509                              .2500
      251,165.27                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8128511                              .2500
      151,800.46                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8128513                              .2500
      216,222.95                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000
1



      8128517                              .2500
      351,072.61                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8128525                              .2500
      154,666.49                          .0500
            8.6250                         .0000
            8.3750                         .1450
            8.1800                         .0000
            8.1800                         .0000

      8128527                              .2500
      185,274.46                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8128535                              .2500
      149,792.88                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8128539                              .2500
      174,920.09                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8128541                              .2500
      225,318.58                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8128545                              .2500
      106,270.64                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8128557                              .2500
      167,903.45                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000
1



      8128559                              .2500
      392,185.31                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000

      8128565                              .2500
      407,436.60                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8128571                              .2500
      121,901.60                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8128577                              .2500
      226,916.71                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8128579                              .2500
      113,857.80                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8128583                              .2500
      136,679.29                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8128585                              .2500
      202,705.22                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8128587                              .2500
      164,494.54                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000
1



      8128593                              .2500
      170,686.82                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8128595                              .2500
      439,376.91                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8128597                              .2500
      399,488.11                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8128599                              .2500
      113,830.93                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8128601                              .2500
       65,313.01                          .0500
            7.0000                         .0000
            6.7500                         .1450
            6.5550                         .0000
            6.5550                         .0000

      8128603                              .2500
      252,950.22                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8128605                              .2500
      147,046.67                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8128607                              .2500
      142,308.14                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000
1



      8128609                              .2500
      341,594.72                          .0500
            8.6250                         .0000
            8.3750                         .1450
            8.1800                         .0000
            8.1800                         .0000

      8128611                              .2500
       81,603.19                          .0500
            8.6250                         .0000
            8.3750                         .1450
            8.1800                         .0000
            8.1800                         .0000

      8128613                              .2500
       82,497.09                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8128617                              .2500
      130,932.23                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8128619                              .2500
       82,538.71                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8128621                              .2500
      127,191.14                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8128623                              .2500
      188,296.14                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8128625                              .2500
      309,293.47                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000
1



      8128629                              .2500
      165,920.57                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8128631                              .2500
      393,758.21                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8128637                              .2500
      290,737.70                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8128641                              .2500
      258,518.75                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8128643                              .2500
       69,469.68                          .0500
            8.7500                         .0000
            8.5000                         .1450
            8.3050                         .0000
            8.3050                         .0000

      8128645                              .2500
      399,488.11                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8128647                              .2500
      265,641.85                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8128649                              .2500
      390,945.59                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000
1



      8128651                              .2500
      211,498.76                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8128655                              .2500
      173,091.89                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8128657                              .2500
      174,758.35                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8130031                              .5000
       74,940.01                          .0500
           10.4900                         .0000
            9.9900                         .1450
            9.7950                         .0000
            9.7950                         .0000

      8130061                              .5000
       51,314.21                          .0500
           11.1250                         .0000
           10.6250                         .1450
           10.4300                         .0000
           10.4300                         .0000

      8131869                              .2500
      521,341.95                          .0500
            5.8750                         .0000
            5.6250                         .1450
            5.4300                         .0000
            5.4300                         .0000

      8132891                              .2500
      106,029.19                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8133951                              .2500
      214,219.87                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000
1



      8134465                              .2500
      998,004.00                          .0500
            6.0000                         .0000
            5.7500                         .1450
            5.5550                         .0000
            5.5550                         .0000

      8136547                              .2500
      315,138.33                          .0500
            6.5000                         .0000
            6.2500                         .1450
            6.0550                         .0000
            6.0550                         .0000

      8136627                              .2500
      326,812.19                          .0500
            6.2500                         .0000
            6.0000                         .1450
            5.8050                         .0000
            5.8050                         .0000

      8136703                              .2500
      471,180.12                          .0500
            6.3750                         .0000
            6.1250                         .1450
            5.9300                         .0000
            5.9300                         .0000

      8137335                              .2500
       66,423.21                          .0500
            8.7500                         .0000
            8.5000                         .1450
            8.3050                         .0000
            8.3050                         .0000

      8137337                              .2500
      146,117.51                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8140091                              .2500
      320,203.16                          .0500
            6.3750                         .0000
            6.1250                         .1450
            5.9300                         .0000
            5.9300                         .0000

      8143619                              .2500
      339,335.41                          .0500
            6.3750                         .0000
            6.1250                         .1450
            5.9300                         .0000
            5.9300                         .0000
1



      8143663                              .2500
      220,137.45                          .0500
            7.0000                         .0000
            6.7500                         .1450
            6.5550                         .0000
            6.5550                         .0000

      8143687                              .2500
      382,170.67                          .0500
            6.7500                         .0000
            6.5000                         .1450
            6.3050                         .0000
            6.3050                         .0000

      8143725                              .2500
      319,918.95                          .0500
            6.5000                         .0000
            6.2500                         .1450
            6.0550                         .0000
            6.0550                         .0000

      8143733                              .2500
      233,605.69                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      8144151                              .2500
       65,350.08                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8144401                              .2500
      185,670.88                          .0500
            6.6250                         .0000
            6.3750                         .1450
            6.1800                         .0000
            6.1800                         .0000

      8144657                              .2500
      129,780.94                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      8145973                              .2500
      175,844.72                          .0500
            6.6250                         .0000
            6.3750                         .1450
            6.1800                         .0000
            6.1800                         .0000
1



      8146071                              .2500
       94,340.76                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      8147317                              .2500
      291,729.55                          .0500
            6.3750                         .0000
            6.1250                         .1450
            5.9300                         .0000
            5.9300                         .0000

      8147373                              .2500
      218,197.72                          .0500
            6.3750                         .0000
            6.1250                         .1450
            5.9300                         .0000
            5.9300                         .0000

      8147605                              .2500
      227,783.66                          .0500
            6.2500                         .0000
            6.0000                         .1450
            5.8050                         .0000
            5.8050                         .0000

      8147835                              .5000
      114,480.71                          .0500
            9.2500                         .0000
            8.7500                         .1450
            8.5550                         .0000
            8.5550                         .0000

      8147871                              .5000
      184,702.37                          .0500
            9.1250                         .0000
            8.6250                         .1450
            8.4300                         .0000
            8.4300                         .0000

      8148453                              .2500
      198,621.14                          .0500
            6.0000                         .0000
            5.7500                         .1450
            5.5550                         .0000
            5.5550                         .0000

      8148457                              .2500
      137,382.22                          .0500
            6.7500                         .0000
            6.5000                         .1450
            6.3050                         .0000
            6.3050                         .0000
1



      8148487                              .2500
      159,264.35                          .0500
            6.5000                         .0000
            6.2500                         .1450
            6.0550                         .0000
            6.0550                         .0000

      8148741                              .2500
       37,852.78                          .0500
            6.7500                         .0000
            6.5000                         .1450
            6.3050                         .0000
            6.3050                         .0000

      8148879                              .2500
      151,157.62                          .0500
            6.6250                         .0000
            6.3750                         .1450
            6.1800                         .0000
            6.1800                         .0000

      8148881                              .2500
      139,852.10                          .0500
            6.6250                         .0000
            6.3750                         .1450
            6.1800                         .0000
            6.1800                         .0000

      8148953                              .2500
       91,974.68                          .0500
            6.2500                         .0000
            6.0000                         .1450
            5.8050                         .0000
            5.8050                         .0000

      8149187                              .2500
      237,085.48                          .0500
            6.5000                         .0000
            6.2500                         .1450
            6.0550                         .0000
            6.0550                         .0000

      8149257                              .2500
      127,213.63                          .0500
            5.8750                         .0000
            5.6250                         .1450
            5.4300                         .0000
            5.4300                         .0000

      8149291                              .2500
       84,938.48                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000
1



      8149451                              .2500
      542,244.32                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000

      8149779                              .5000
      139,343.44                          .0500
            9.3750                         .0000
            8.8750                         .1450
            8.6800                         .0000
            8.6800                         .0000

      8150011                              .2500
      112,280.62                          .0500
            5.6250                         .0000
            5.3750                         .1450
            5.1800                         .0000
            5.1800                         .0000

      8150107                              .2500
      117,641.47                          .0500
            6.6250                         .0000
            6.3750                         .1450
            6.1800                         .0000
            6.1800                         .0000

      8150151                              .2500
      254,328.13                          .0500
            6.2500                         .0000
            6.0000                         .1450
            5.8050                         .0000
            5.8050                         .0000

      8150265                              .2500
       69,238.24                          .0500
            6.5000                         .0000
            6.2500                         .1450
            6.0550                         .0000
            6.0550                         .0000

      8150663                              .2500
      211,717.56                          .0500
            6.7500                         .0000
            6.5000                         .1450
            6.3050                         .0000
            6.3050                         .0000

      8152949                              .2500
      154,569.56                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000
1



      8152953                              .2500
      182,251.48                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8152957                              .2500
      115,766.34                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000

      8152959                              .2500
      154,643.98                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8152961                              .2500
      112,753.07                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8152963                              .2500
      100,758.27                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8152967                              .2500
      100,021.37                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8152969                              .2500
      223,795.47                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8152971                              .2500
      139,252.32                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000
1



      8152973                              .2500
      130,340.47                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000

      8152977                              .2500
      194,106.71                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      8152979                              .2500
      164,430.78                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8152983                              .2500
      159,301.12                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8152985                              .2500
      163,574.00                          .0500
            6.7500                         .0000
            6.5000                         .1450
            6.3050                         .0000
            6.3050                         .0000

      8152989                              .2500
      216,377.35                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8153011                              .2500
      137,115.83                          .0500
            6.3750                         .0000
            6.1250                         .1450
            5.9300                         .0000
            5.9300                         .0000

      8153053                             1.2100
      137,341.17                          .0500
            8.5000                         .0000
            7.2900                         .1450
            7.0950                         .0000
            7.0950                         .0000
1



      8153057                              .2500
       56,515.04                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000

      8153063                              .2500
       92,653.92                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8153075                              .2500
      163,411.76                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8153079                              .2500
      214,828.05                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8153081                              .2500
      130,138.52                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8153085                              .2500
      120,946.33                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8153087                              .2500
      148,558.75                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8153089                              .2500
       89,578.57                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000
1



      8153091                              .2500
      234,755.52                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8153093                              .2500
      219,076.58                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8153097                              .2500
      133,034.54                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8153103                              .2500
       91,763.21                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8153105                             1.2100
       61,746.16                          .0500
            9.1250                         .0000
            7.9150                         .1450
            7.7200                         .0000
            7.7200                         .0000

      8153109                              .2500
      135,000.00                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8153111                              .2500
      195,748.85                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8153113                              .2500
      112,774.73                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000
1



      8153121                              .2500
       83,052.62                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8153125                              .2500
       64,621.77                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8153129                              .2500
       55,607.30                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8153131                              .2500
      124,143.20                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8153135                              .2500
      124,098.19                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000

      8153139                              .2500
      132,599.92                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8153145                              .2500
      147,629.18                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8153147                              .2500
       94,395.04                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000
1



      8153157                              .2500
      104,700.70                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8153159                              .2500
      131,922.88                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8153161                              .2500
       81,023.44                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8153169                              .2500
       60,346.00                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8153173                              .2500
       53,456.83                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8153175                              .2500
       92,047.73                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8153177                              .2500
       97,689.62                          .0500
            7.0000                         .0000
            6.7500                         .1450
            6.5550                         .0000
            6.5550                         .0000

      8153181                              .2500
      102,857.75                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000
1



      8153183                              .2500
       92,554.93                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000

      8153185                              .2500
       82,778.66                          .0500
            7.0000                         .0000
            6.7500                         .1450
            6.5550                         .0000
            6.5550                         .0000

      8153755                              .2500
      142,925.99                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8153765                              .2500
      439,194.67                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8153771                              .2500
      263,606.92                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8153773                              .2500
      220,170.55                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8153775                              .2500
      151,819.87                          .0500
            8.6250                         .0000
            8.3750                         .1450
            8.1800                         .0000
            8.1800                         .0000

      8153777                              .2500
      230,864.26                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000
1



      8153779                              .2500
      201,904.21                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8153781                              .2500
      459,482.32                          .0500
            8.8750                         .0000
            8.6250                         .1450
            8.4300                         .0000
            8.4300                         .0000

      8153783                              .2500
      190,837.26                          .0500
            8.6250                         .0000
            8.3750                         .1450
            8.1800                         .0000
            8.1800                         .0000

      8153785                              .2500
       89,942.61                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8153787                              .2500
      224,864.70                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8153789                              .2500
      184,848.36                          .0500
            7.0000                         .0000
            6.7500                         .1450
            6.5550                         .0000
            6.5550                         .0000

      8153793                              .2500
      239,337.26                          .0500
            9.0000                         .0000
            8.7500                         .1450
            8.5550                         .0000
            8.5550                         .0000

      8154045                              .2500
      237,030.26                          .0500
            6.3750                         .0000
            6.1250                         .1450
            5.9300                         .0000
            5.9300                         .0000
1



      8154167                              .2500
      179,863.03                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8154225                              .2500
       82,245.58                          .0500
            6.5000                         .0000
            6.2500                         .1450
            6.0550                         .0000
            6.0550                         .0000

      8154509                              .2500
      201,408.71                          .0500
            6.2500                         .0000
            6.0000                         .1450
            5.8050                         .0000
            5.8050                         .0000

      8155625                              .2500
      128,666.31                          .0500
            6.5000                         .0000
            6.2500                         .1450
            6.0550                         .0000
            6.0550                         .0000

      8157599                              .2500
      159,851.81                          .0500
            6.3750                         .0000
            6.1250                         .1450
            5.9300                         .0000
            5.9300                         .0000

      8157901                              .2500
      103,119.49                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000

      8158003                              .2500
      255,762.89                          .0500
            6.3750                         .0000
            6.1250                         .1450
            5.9300                         .0000
            5.9300                         .0000

      8160327                              .2500
      378,460.80                          .0500
            6.1250                         .0000
            5.8750                         .1450
            5.6800                         .0000
            5.6800                         .0000
1



      8160687                              .5000
       86,795.46                          .0500
            8.7000                         .0000
            8.2000                         .1450
            8.0050                         .0000
            8.0050                         .0000

      8161565                              .2500
      355,670.27                          .0500
            6.3750                         .0000
            6.1250                         .1450
            5.9300                         .0000
            5.9300                         .0000

      8162487                              .2500
      319,724.49                          .0500
            6.7500                         .0000
            6.5000                         .1450
            6.3050                         .0000
            6.3050                         .0000

      8162497                              .2500
      419,238.58                          .0500
            6.5000                         .0000
            6.2500                         .1450
            6.0550                         .0000
            6.0550                         .0000

      8162499                              .2500
      467,130.78                          .0500
            6.3750                         .0000
            6.1250                         .1450
            5.9300                         .0000
            5.9300                         .0000

      8162501                              .2500
      434,616.21                          .0500
            6.6250                         .0000
            6.3750                         .1450
            6.1800                         .0000
            6.1800                         .0000

      8163985                              .2500
      162,253.19                          .0500
            6.5000                         .0000
            6.2500                         .1450
            6.0550                         .0000
            6.0550                         .0000

      8166085                              .5000
      244,510.04                          .0500
            5.9900                         .0000
            5.4900                         .1450
            5.2950                         .0000
            5.2950                         .0000
1



      8166137                              .5000
      117,863.72                          .0500
            8.7500                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8166181                              .5000
      146,850.15                          .0500
            9.3500                         .0000
            8.8500                         .1450
            8.6550                         .0000
            8.6550                         .0000

      8166205                              .5000
      189,800.15                          .0500
            9.2000                         .0000
            8.7000                         .1450
            8.5050                         .0000
            8.5050                         .0000

      8166221                              .5000
       48,886.28                          .0500
           10.5400                         .0000
           10.0400                         .1450
            9.8450                         .0000
            9.8450                         .0000

      8166249                              .5000
       67,939.44                          .0500
            9.9900                         .0000
            9.4900                         .1450
            9.2950                         .0000
            9.2950                         .0000

      8166251                              .5000
      153,762.97                          .0500
            9.9900                         .0000
            9.4900                         .1450
            9.2950                         .0000
            9.2950                         .0000

      8166261                              .5000
       98,887.05                          .0500
            8.9900                         .0000
            8.4900                         .1450
            8.2950                         .0000
            8.2950                         .0000

      8166297                              .5000
       66,874.26                          .0500
            8.8500                         .0000
            8.3500                         .1450
            8.1550                         .0000
            8.1550                         .0000
1



      8166319                              .5000
       98,619.15                          .0500
            8.5000                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8166331                              .5000
       72,941.59                          .0500
           10.4900                         .0000
            9.9900                         .1450
            9.7950                         .0000
            9.7950                         .0000

      8166333                              .5000
      439,507.41                          .0500
            8.9400                         .0000
            8.4400                         .1450
            8.2450                         .0000
            8.2450                         .0000

      8166345                              .5000
      138,943.54                          .0500
            8.9900                         .0000
            8.4900                         .1450
            8.2950                         .0000
            8.2950                         .0000

      8166349                              .5000
       67,033.72                          .0500
            9.5000                         .0000
            9.0000                         .1450
            8.8050                         .0000
            8.8050                         .0000

      8166351                              .5000
      119,879.97                          .0500
            9.4400                         .0000
            8.9400                         .1450
            8.7450                         .0000
            8.7450                         .0000

      8166375                              .5000
      141,403.88                          .0500
            9.2900                         .0000
            8.7900                         .1450
            8.5950                         .0000
            8.5950                         .0000

      8166379                              .5000
      110,659.63                          .0500
            8.9900                         .0000
            8.4900                         .1450
            8.2950                         .0000
            8.2950                         .0000
1



      8166383                              .5000
       65,930.57                          .0500
            9.2000                         .0000
            8.7000                         .1450
            8.5050                         .0000
            8.5050                         .0000

      8166475                              .5000
      141,916.25                          .0500
            8.6300                         .0000
            8.1300                         .1450
            7.9350                         .0000
            7.9350                         .0000

      8166479                              .5000
      101,868.65                          .0500
            8.2200                         .0000
            7.7200                         .1450
            7.5250                         .0000
            7.5250                         .0000

      8166515                              .5000
       96,886.57                          .0500
            8.6900                         .0000
            8.1900                         .1450
            7.9950                         .0000
            7.9950                         .0000

      8166527                              .5000
      154,346.44                          .0500
            8.5000                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8166549                              .5000
       98,801.50                          .0500
            9.5500                         .0000
            9.0500                         .1450
            8.8550                         .0000
            8.8550                         .0000

      8166661                              .5000
       94,910.31                          .0500
            9.7400                         .0000
            9.2400                         .1450
            9.0450                         .0000
            9.0450                         .0000

      8166685                              .5000
       68,563.42                          .0500
            9.5900                         .0000
            9.0900                         .1450
            8.8950                         .0000
            8.8950                         .0000
1



      8166701                              .5000
       71,657.13                          .0500
           10.1900                         .0000
            9.6900                         .1450
            9.4950                         .0000
            9.4950                         .0000

      8166713                              .5000
       49,955.25                          .0500
            9.8800                         .0000
            9.3800                         .1450
            9.1850                         .0000
            9.1850                         .0000

      8166813                              .5000
       89,863.01                          .0500
            9.3900                         .0000
            8.8900                         .1450
            8.6950                         .0000
            8.6950                         .0000

      8166861                              .5000
      321,269.91                          .0500
            7.4400                         .0000
            6.9400                         .1450
            6.7450                         .0000
            6.7450                         .0000

      8166887                              .5000
      119,817.35                          .0500
            9.3900                         .0000
            8.8900                         .1450
            8.6950                         .0000
            8.6950                         .0000

      8166891                              .5000
       75,862.20                          .0500
            8.5600                         .0000
            8.0600                         .1450
            7.8650                         .0000
            7.8650                         .0000

      8166903                              .5000
      131,874.74                          .0500
            9.6900                         .0000
            9.1900                         .1450
            8.9950                         .0000
            8.9950                         .0000

      8166929                              .5000
       55,740.81                          .0500
           10.5000                         .0000
           10.0000                         .1450
            9.8050                         .0000
            9.8050                         .0000
1



      8166933                              .5000
       54,945.56                          .0500
            9.4900                         .0000
            8.9900                         .1450
            8.7950                         .0000
            8.7950                         .0000

      8166965                              .5000
       73,740.57                          .0500
            8.1000                         .0000
            7.6000                         .1450
            7.4050                         .0000
            7.4050                         .0000

      8166969                              .5000
       62,963.30                          .0500
            8.6900                         .0000
            8.1900                         .1450
            7.9950                         .0000
            7.9950                         .0000

      8167001                              .5000
       75,874.53                          .0500
            9.4000                         .0000
            8.9000                         .1450
            8.7050                         .0000
            8.7050                         .0000

      8167005                              .5000
       68,888.40                          .0500
            9.1000                         .0000
            8.6000                         .1450
            8.4050                         .0000
            8.4050                         .0000

      8167025                              .5000
       80,890.70                          .0500
            7.9900                         .0000
            7.4900                         .1450
            7.2950                         .0000
            7.2950                         .0000

      8167073                              .5000
       90,177.16                          .0500
           10.4500                         .0000
            9.9500                         .1450
            9.7550                         .0000
            9.7550                         .0000

      8167161                              .5000
      226,753.52                          .0500
            8.1900                         .0000
            7.6900                         .1450
            7.4950                         .0000
            7.4950                         .0000
1



      8167203                              .5000
       69,937.66                          .0500
            9.9900                         .0000
            9.4900                         .1450
            9.2950                         .0000
            9.2950                         .0000

      8168257                              .5000
      147,203.58                          .0500
            7.0000                         .0000
            6.5000                         .1450
            6.3050                         .0000
            6.3050                         .0000

      8168259                              .5000
      201,146.39                          .0500
            8.8750                         .0000
            8.3750                         .1450
            8.1800                         .0000
            8.1800                         .0000

      8168265                              .5000
      348,005.49                          .0500
            7.7400                         .0000
            7.2400                         .1450
            7.0450                         .0000
            7.0450                         .0000

      8168559                              .2500
      257,755.19                          .0500
            6.2500                         .0000
            6.0000                         .1450
            5.8050                         .0000
            5.8050                         .0000

      8168881                              .2500
      263,749.51                          .0500
            6.2500                         .0000
            6.0000                         .1450
            5.8050                         .0000
            5.8050                         .0000

      8169503                              .2500
       79,932.79                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      8169505                              .2500
       56,209.29                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000
1



      8169507                              .2500
      111,866.56                          .0500
            6.1250                         .0000
            5.8750                         .1450
            5.6800                         .0000
            5.6800                         .0000

      8169509                              .2500
       95,925.11                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000

      8169511                              .2500
      499,439.72                          .0500
            5.3750                         .0000
            5.1250                         .1450
            4.9300                         .0000
            4.9300                         .0000

      8169513                              .2500
      165,620.46                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      8169515                              .2500
      140,440.57                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8169517                              .2500
       86,354.25                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      8169519                              .2500
       83,764.14                          .0500
            6.3750                         .0000
            6.1250                         .1450
            5.9300                         .0000
            5.9300                         .0000

      8169521                              .2500
       37,865.53                          .0500
            9.2500                         .0000
            9.0000                         .1450
            8.8050                         .0000
            8.8050                         .0000
1



      8169523                              .2500
      156,881.63                          .0500
            7.0000                         .0000
            6.7500                         .1450
            6.5550                         .0000
            6.5550                         .0000

      8169525                              .2500
      157,207.46                          .0500
            6.3750                         .0000
            6.1250                         .1450
            5.9300                         .0000
            5.9300                         .0000

      8169527                              .2500
      158,920.10                          .0500
            6.2500                         .0000
            6.0000                         .1450
            5.8050                         .0000
            5.8050                         .0000

      8169529                              .2500
       49,847.33                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8169533                              .2500
       66,338.50                          .0500
            6.3750                         .0000
            6.1250                         .1450
            5.9300                         .0000
            5.9300                         .0000

      8169537                              .2500
       88,575.52                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      8169541                              .2500
       62,032.99                          .0500
            6.3750                         .0000
            6.1250                         .1450
            5.9300                         .0000
            5.9300                         .0000

      8169543                              .2500
       70,932.63                          .0500
            6.2500                         .0000
            6.0000                         .1450
            5.8050                         .0000
            5.8050                         .0000
1



      8169545                              .2500
      103,833.17                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000

      8169547                              .2500
       48,715.59                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8169551                              .2500
      242,610.19                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000

      8169553                              .2500
      117,780.28                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000

      8169555                              .2500
      129,359.28                          .0500
            6.3750                         .0000
            6.1250                         .1450
            5.9300                         .0000
            5.9300                         .0000

      8169557                              .2500
       76,377.30                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000

      8169559                              .2500
       71,135.72                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000

      8169561                              .2500
      122,974.36                          .0500
            6.5000                         .0000
            6.2500                         .1450
            6.0550                         .0000
            6.0550                         .0000
1



      8169563                              .2500
       70,336.35                          .0500
            6.5000                         .0000
            6.2500                         .1450
            6.0550                         .0000
            6.0550                         .0000

      8169565                              .2500
       97,035.94                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      8169571                              .2500
       69,241.47                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000

      8169573                              .2500
      153,546.92                          .0500
            5.7500                         .0000
            5.5000                         .1450
            5.3050                         .0000
            5.3050                         .0000

      8169575                              .2500
      102,259.27                          .0500
            5.5000                         .0000
            5.2500                         .1450
            5.0550                         .0000
            5.0550                         .0000

      8169577                              .2500
       74,042.20                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000

      8169579                              .2500
      511,449.43                          .0500
            6.0000                         .0000
            5.7500                         .1450
            5.5550                         .0000
            5.5550                         .0000

      8169585                              .2500
       54,951.48                          .0500
            6.6250                         .0000
            6.3750                         .1450
            6.1800                         .0000
            6.1800                         .0000
1



      8169589                              .2500
      337,911.68                          .0500
            6.0000                         .0000
            5.7500                         .1450
            5.5550                         .0000
            5.5550                         .0000

      8169591                              .2500
      183,632.74                          .0500
            6.0000                         .0000
            5.7500                         .1450
            5.5550                         .0000
            5.5550                         .0000

      8169593                              .2500
       75,837.79                          .0500
            7.0000                         .0000
            6.7500                         .1450
            6.5550                         .0000
            6.5550                         .0000

      8169595                              .2500
      119,888.86                          .0500
            6.3750                         .0000
            6.1250                         .1450
            5.9300                         .0000
            5.9300                         .0000

      8169597                              .2500
       75,886.85                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8169613                              .2500
       74,936.99                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      8169617                              .2500
      201,830.29                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      8169619                              .2500
      178,838.18                          .0500
            6.5000                         .0000
            6.2500                         .1450
            6.0550                         .0000
            6.0550                         .0000
1



      8169621                              .2500
       80,947.02                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8169623                              .2500
      100,663.67                          .0500
            6.3750                         .0000
            6.1250                         .1450
            5.9300                         .0000
            5.9300                         .0000

      8169625                              .2500
      190,618.77                          .0500
            6.0000                         .0000
            5.7500                         .1450
            5.5550                         .0000
            5.5550                         .0000

      8169627                              .2500
       70,901.60                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8169629                              .2500
      127,550.93                          .0500
            6.1250                         .0000
            5.8750                         .1450
            5.6800                         .0000
            5.6800                         .0000

      8169631                              .2500
      216,639.25                          .0500
            6.2500                         .0000
            6.0000                         .1450
            5.8050                         .0000
            5.8050                         .0000

      8169633                              .2500
      259,642.08                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000

      8169637                              .2500
       93,434.38                          .0500
            6.6250                         .0000
            6.3750                         .1450
            6.1800                         .0000
            6.1800                         .0000
1



      8169641                              .2500
      451,926.46                          .0500
            5.5000                         .0000
            5.2500                         .1450
            5.0550                         .0000
            5.0550                         .0000

      8169647                              .2500
       68,284.75                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      8169649                              .2500
      113,197.48                          .0500
            6.5000                         .0000
            6.2500                         .1450
            6.0550                         .0000
            6.0550                         .0000

      8169651                              .2500
      366,303.21                          .0500
            5.5000                         .0000
            5.2500                         .1450
            5.0550                         .0000
            5.0550                         .0000

      8169653                              .2500
       66,905.11                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8169655                              .2500
      111,811.28                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      8169661                              .2500
      387,160.66                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8169665                              .2500
       81,528.01                          .0500
            6.6250                         .0000
            6.3750                         .1450
            6.1800                         .0000
            6.1800                         .0000
1



      8169669                              .2500
      429,141.72                          .0500
            6.0000                         .0000
            5.7500                         .1450
            5.5550                         .0000
            5.5550                         .0000

      8169673                              .2500
      124,767.83                          .0500
            6.3750                         .0000
            6.1250                         .1450
            5.9300                         .0000
            5.9300                         .0000

      8169675                              .2500
       99,600.29                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8169677                              .2500
      317,669.49                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8169679                              .2500
      124,560.00                          .0500
            6.6250                         .0000
            6.3750                         .1450
            6.1800                         .0000
            6.1800                         .0000

      8169683                              .2500
       39,877.86                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8169687                              .2500
       53,114.66                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000

      8169689                              .2500
      105,378.56                          .0500
            5.7500                         .0000
            5.5000                         .1450
            5.3050                         .0000
            5.3050                         .0000
1



      8169691                              .2500
       28,951.25                          .0500
            7.0000                         .0000
            6.7500                         .1450
            6.5550                         .0000
            6.5550                         .0000

      8169695                              .2500
       70,927.31                          .0500
            6.7500                         .0000
            6.5000                         .1450
            6.3050                         .0000
            6.3050                         .0000

      8169699                              .2500
      133,914.82                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8169701                              .2500
       46,687.07                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8169703                              .2500
      187,690.90                          .0500
            7.0000                         .0000
            6.7500                         .1450
            6.5550                         .0000
            6.5550                         .0000

      8169707                              .2500
      572,937.19                          .0500
            5.5000                         .0000
            5.2500                         .1450
            5.0550                         .0000
            5.0550                         .0000

      8169817                              .2500
       39,935.83                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000

      8169819                              .2500
       92,009.33                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000
1



      8169821                              .2500
      549,560.18                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000

      8169823                              .2500
      103,733.34                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000

      8169825                              .2500
       53,956.82                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000

      8169831                              .2500
      253,411.79                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8169835                              .2500
      179,470.62                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8169837                              .2500
      159,356.37                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8169839                              .2500
      133,903.02                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8169841                              .2500
      184,337.22                          .0500
            6.6250                         .0000
            6.3750                         .1450
            6.1800                         .0000
            6.1800                         .0000
1



      8169843                              .2500
       53,024.82                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8169845                              .2500
      148,387.01                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8169847                              .2500
       62,958.79                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8169849                              .2500
      139,340.73                          .0500
            6.3750                         .0000
            6.1250                         .1450
            5.9300                         .0000
            5.9300                         .0000

      8169851                              .2500
      145,393.80                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8169853                              .2500
      167,328.81                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8169855                              .2500
      156,633.67                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8169857                              .2500
      139,518.60                          .0500
            6.0000                         .0000
            5.7500                         .1450
            5.5550                         .0000
            5.5550                         .0000
1



      8169859                              .2500
      189,832.37                          .0500
            6.6250                         .0000
            6.3750                         .1450
            6.1800                         .0000
            6.1800                         .0000

      8169861                              .2500
      140,027.74                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8169863                              .2500
       71,158.81                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8169865                              .2500
       67,848.43                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8169869                              .2500
      154,119.27                          .0500
            7.0000                         .0000
            6.7500                         .1450
            6.5550                         .0000
            6.5550                         .0000

      8169875                              .2500
      170,738.98                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8169877                              .2500
      132,908.99                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8169879                              .2500
       96,755.09                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000
1



      8169883                              .2500
       83,463.96                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8169889                              .2500
      176,117.04                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000

      8169891                              .2500
      394,173.22                          .0500
            5.7500                         .0000
            5.5000                         .1450
            5.3050                         .0000
            5.3050                         .0000

      8169893                              .2500
      188,881.19                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      8169895                              .2500
       63,909.37                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8169897                              .2500
      101,905.53                          .0500
            6.3750                         .0000
            6.1250                         .1450
            5.9300                         .0000
            5.9300                         .0000

      8169901                              .2500
       83,933.59                          .0500
            6.7500                         .0000
            6.5000                         .1450
            6.3050                         .0000
            6.3050                         .0000

      8169905                              .2500
       63,811.76                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000
1



      8169909                              .2500
       43,135.68                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8169911                              .2500
      115,694.92                          .0500
            6.6250                         .0000
            6.3750                         .1450
            6.1800                         .0000
            6.1800                         .0000

      8169913                              .2500
      121,402.84                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000

      8169917                              .2500
       87,166.59                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8169919                              .2500
      139,867.17                          .0500
            6.2500                         .0000
            6.0000                         .1450
            5.8050                         .0000
            5.8050                         .0000

      8169921                              .2500
      114,157.42                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8169923                              .2500
       86,246.82                          .0500
            6.3750                         .0000
            6.1250                         .1450
            5.9300                         .0000
            5.9300                         .0000

      8169925                              .2500
      114,703.77                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000
1



      8169927                              .2500
       85,275.98                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8169931                              .2500
      297,459.76                          .0500
            6.5000                         .0000
            6.2500                         .1450
            6.0550                         .0000
            6.0550                         .0000

      8169935                              .2500
      115,794.75                          .0500
            6.6250                         .0000
            6.3750                         .1450
            6.1800                         .0000
            6.1800                         .0000

      8169939                              .2500
       61,441.64                          .0500
            6.2500                         .0000
            6.0000                         .1450
            5.8050                         .0000
            5.8050                         .0000

      8169941                              .2500
       66,412.71                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8169945                              .2500
      154,888.82                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8169947                              .2500
       66,705.41                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8169949                              .2500
       97,062.36                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000
1



      8169951                              .2500
      129,580.78                          .0500
            6.6250                         .0000
            6.3750                         .1450
            6.1800                         .0000
            6.1800                         .0000

      8169953                              .2500
       70,110.17                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8170585                              .2500
      464,548.05                          .0500
            6.1250                         .0000
            5.8750                         .1450
            5.6800                         .0000
            5.6800                         .0000

      8170783                              .2500
      391,628.06                          .0500
            6.2500                         .0000
            6.0000                         .1450
            5.8050                         .0000
            5.8050                         .0000

      8170811                              .2500
      432,608.57                          .0500
            6.5000                         .0000
            6.2500                         .1450
            6.0550                         .0000
            6.0550                         .0000

      8170895                              .2500
      649,397.97                          .0500
            6.3750                         .0000
            6.1250                         .1450
            5.9300                         .0000
            5.9300                         .0000

      8171013                              .2500
      439,592.47                          .0500
            6.3750                         .0000
            6.1250                         .1450
            5.9300                         .0000
            5.9300                         .0000

      8171037                              .2500
      319,904.72                          .0500
            6.3750                         .0000
            6.1250                         .1450
            5.9300                         .0000
            5.9300                         .0000
1



      8171049                              .2500
      465,394.18                          .0500
            6.0000                         .0000
            5.7500                         .1450
            5.5550                         .0000
            5.5550                         .0000

      8171315                              .2500
      335,673.42                          .0500
            6.1250                         .0000
            5.8750                         .1450
            5.6800                         .0000
            5.6800                         .0000

      8171345                              .2500
      351,666.00                          .0500
            6.2500                         .0000
            6.0000                         .1450
            5.8050                         .0000
            5.8050                         .0000

      8171493                              .2500
       48,465.77                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8172871                              .5000
       52,966.21                          .0500
            8.2500                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8173109                              .5000
       95,517.74                          .0500
           11.2500                         .0000
           10.7500                         .1450
           10.5550                         .0000
           10.5550                         .0000

      8173227                              .5000
       51,974.43                          .0500
            9.5000                         .0000
            9.0000                         .1450
            8.8050                         .0000
            8.8050                         .0000

      8173283                              .5000
       70,151.69                          .0500
            7.8750                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000
1



      8173295                              .5000
      139,917.34                          .0500
            8.6250                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8173299                              .5000
      257,835.48                          .0500
            8.2500                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8173305                              .5000
      129,936.06                          .0500
            9.5000                         .0000
            9.0000                         .1450
            8.8050                         .0000
            8.8050                         .0000

      8173355                              .2500
      263,755.48                          .0500
            6.3750                         .0000
            6.1250                         .1450
            5.9300                         .0000
            5.9300                         .0000

      8173571                              .5000
      174,370.50                          .0500
            7.5000                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000

      8173609                              .5000
       56,963.66                          .0500
            8.2500                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8173707                              .5000
      114,924.78                          .0500
            8.1250                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8173799                              .5000
       99,936.23                          .0500
            8.2500                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000
1



      8174015                              .5000
      137,938.82                          .0500
            9.9900                         .0000
            9.4900                         .1450
            9.2950                         .0000
            9.2950                         .0000

      8174025                              .5000
       77,441.38                          .0500
           10.7500                         .0000
           10.2500                         .1450
           10.0550                         .0000
           10.0550                         .0000

      8174117                              .5000
      118,924.12                          .0500
            8.2500                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8174257                              .5000
      130,916.47                          .0500
            8.2500                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8175509                              .5000
      139,908.42                          .0500
            8.1250                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8175601                              .5000
       56,965.47                          .0500
            8.5000                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8175617                              .5000
      147,498.43                          .0500
            7.8750                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8175863                              .2500
      384,634.70                          .0500
            6.2500                         .0000
            6.0000                         .1450
            5.8050                         .0000
            5.8050                         .0000
1



      8175871                              .2500
      285,042.09                          .0500
            6.5000                         .0000
            6.2500                         .1450
            6.0550                         .0000
            6.0550                         .0000

      8175963                              .2500
      189,824.02                          .0500
            6.3750                         .0000
            6.1250                         .1450
            5.9300                         .0000
            5.9300                         .0000

      8175993                              .5000
       82,949.72                          .0500
            8.5000                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8175997                              .2500
      149,873.98                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      8176105                              .2500
      254,158.61                          .0500
            6.2500                         .0000
            6.0000                         .1450
            5.8050                         .0000
            5.8050                         .0000

      8176281                              .5000
      259,846.50                          .0500
            8.6250                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8176691                              .5000
      131,647.02                          .0500
            7.7500                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8178277                              .5000
       54,123.37                          .0500
            9.5000                         .0000
            9.0000                         .1450
            8.8050                         .0000
            8.8050                         .0000
1



      8178301                              .5000
       64,915.78                          .0500
           10.1250                         .0000
            9.6250                         .1450
            9.4300                         .0000
            9.4300                         .0000

      8178361                              .5000
      129,881.40                          .0500
            9.8750                         .0000
            9.3750                         .1450
            9.1800                         .0000
            9.1800                         .0000

      8178463                              .5000
       51,979.34                          .0500
           10.5000                         .0000
           10.0000                         .1450
            9.8050                         .0000
            9.8050                         .0000

      8178475                              .5000
       68,964.22                          .0500
            9.2500                         .0000
            8.7500                         .1450
            8.5550                         .0000
            8.5550                         .0000

      8178487                              .5000
      112,472.72                          .0500
            9.8750                         .0000
            9.3750                         .1450
            9.1800                         .0000
            9.1800                         .0000

      8178507                              .5000
      109,948.68                          .0500
            9.7500                         .0000
            9.2500                         .1450
            9.0550                         .0000
            9.0550                         .0000

      8178539                              .5000
       56,974.92                          .0500
           10.0250                         .0000
            9.5250                         .1450
            9.3300                         .0000
            9.3300                         .0000

      8178547                              .5000
       55,073.61                          .0500
            9.6250                         .0000
            9.1250                         .1450
            8.9300                         .0000
            8.9300                         .0000
1



      8178615                              .5000
       75,014.98                          .0500
            9.7500                         .0000
            9.2500                         .1450
            9.0550                         .0000
            9.0550                         .0000

      8179043                              .5000
       55,211.49                          .0500
           11.1250                         .0000
           10.6250                         .1450
           10.4300                         .0000
           10.4300                         .0000

      8179051                              .5000
       92,842.52                          .0500
            6.8500                         .0000
            6.3500                         .1450
            6.1550                         .0000
            6.1550                         .0000

      8179117                              .5000
      259,843.12                          .0500
            9.5000                         .0000
            9.0000                         .1450
            8.8050                         .0000
            8.8050                         .0000

      8179123                              .5000
      148,392.42                          .0500
            7.2500                         .0000
            6.7500                         .1450
            6.5550                         .0000
            6.5550                         .0000

      8179159                              .5000
      124,773.37                          .0500
            6.5000                         .0000
            6.0000                         .1450
            5.8050                         .0000
            5.8050                         .0000

      8179243                              .5000
      271,233.57                          .0500
            7.9900                         .0000
            7.4900                         .1450
            7.2950                         .0000
            7.2950                         .0000

      8179257                              .5000
      207,353.54                          .0500
            7.7500                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000
1



      8179285                              .5000
       68,383.55                          .0500
            8.5000                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8179777                              .2500
      239,692.35                          .0500
            6.2500                         .0000
            6.0000                         .1450
            5.8050                         .0000
            5.8050                         .0000

      8179959                              .2500
      256,000.00                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8181937                              .2500
      118,835.68                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8182993                              .2500
      351,981.51                          .0500
            6.5000                         .0000
            6.2500                         .1450
            6.0550                         .0000
            6.0550                         .0000

      8182997                              .2500
      478,314.03                          .0500
            5.7500                         .0000
            5.5000                         .1450
            5.3050                         .0000
            5.3050                         .0000

      8183005                              .2500
      124,831.44                          .0500
            6.2500                         .0000
            6.0000                         .1450
            5.8050                         .0000
            5.8050                         .0000

      8183009                              .2500
      173,222.03                          .0500
            6.6250                         .0000
            6.3750                         .1450
            6.1800                         .0000
            6.1800                         .0000
1



      8183013                              .2500
      126,885.19                          .0500
            6.5000                         .0000
            6.2500                         .1450
            6.0550                         .0000
            6.0550                         .0000

      8183017                              .2500
      172,523.92                          .0500
            5.8750                         .0000
            5.6250                         .1450
            5.4300                         .0000
            5.4300                         .0000

      8183021                              .2500
      299,708.42                          .0500
            6.1250                         .0000
            5.8750                         .1450
            5.6800                         .0000
            5.6800                         .0000

      8183025                              .2500
      299,715.35                          .0500
            6.2500                         .0000
            6.0000                         .1450
            5.8050                         .0000
            5.8050                         .0000

      8183029                              .2500
      300,414.69                          .0500
            6.2500                         .0000
            6.0000                         .1450
            5.8050                         .0000
            5.8050                         .0000

      8183037                              .2500
      299,708.42                          .0500
            6.1250                         .0000
            5.8750                         .1450
            5.6800                         .0000
            5.6800                         .0000

      8183041                              .2500
      340,676.44                          .0500
            6.2500                         .0000
            6.0000                         .1450
            5.8050                         .0000
            5.8050                         .0000

      8183045                              .2500
      347,661.76                          .0500
            6.1250                         .0000
            5.8750                         .1450
            5.6800                         .0000
            5.6800                         .0000
1



      8183051                              .2500
      147,622.79                          .0500
            6.7500                         .0000
            6.5000                         .1450
            6.3050                         .0000
            6.3050                         .0000

      8183061                              .2500
      130,684.59                          .0500
            6.6250                         .0000
            6.3750                         .1450
            6.1800                         .0000
            6.1800                         .0000

      8183065                              .2500
      178,344.19                          .0500
            5.2500                         .0000
            5.0000                         .1450
            4.8050                         .0000
            4.8050                         .0000

      8183069                              .2500
      479,566.07                          .0500
            6.5000                         .0000
            6.2500                         .1450
            6.0550                         .0000
            6.0550                         .0000

      8183073                              .2500
      117,191.36                          .0500
            6.3750                         .0000
            6.1250                         .1450
            5.9300                         .0000
            5.9300                         .0000

      8183077                              .2500
       51,819.28                          .0500
            5.8750                         .0000
            5.6250                         .1450
            5.4300                         .0000
            5.4300                         .0000

      8183081                              .2500
      196,408.20                          .0500
            4.8750                         .0000
            4.6250                         .1450
            4.4300                         .0000
            4.4300                         .0000

      8183085                              .2500
      109,550.88                          .0500
            6.5000                         .0000
            6.2500                         .1450
            6.0550                         .0000
            6.0550                         .0000
1



      8183089                              .2500
      200,803.84                          .0500
            6.3750                         .0000
            6.1250                         .1450
            5.9300                         .0000
            5.9300                         .0000

      8183137                              .2500
      399,629.52                          .0500
            6.3750                         .0000
            6.1250                         .1450
            5.9300                         .0000
            5.9300                         .0000

      8184971                              .5000
       65,391.01                          .0500
            9.5500                         .0000
            9.0500                         .1450
            8.8550                         .0000
            8.8550                         .0000

      8185015                              .5000
      197,806.33                          .0500
            9.7000                         .0000
            9.2000                         .1450
            9.0050                         .0000
            9.0050                         .0000

      8185031                              .5000
      140,410.72                          .0500
            9.9000                         .0000
            9.4000                         .1450
            9.2050                         .0000
            9.2050                         .0000

      8185035                              .5000
      116,724.49                          .0500
            9.1000                         .0000
            8.6000                         .1450
            8.4050                         .0000
            8.4050                         .0000

      8185037                              .5000
      105,478.04                          .0500
            8.7500                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8185043                              .5000
      113,871.03                          .0500
            8.8500                         .0000
            8.3500                         .1450
            8.1550                         .0000
            8.1550                         .0000
1



      8185085                              .5000
       79,116.89                          .0500
            8.8500                         .0000
            8.3500                         .1450
            8.1550                         .0000
            8.1550                         .0000

      8185103                              .5000
      104,680.38                          .0500
            8.9000                         .0000
            8.4000                         .1450
            8.2050                         .0000
            8.2050                         .0000

      8185143                              .5000
       49,991.00                          .0500
            9.6000                         .0000
            9.1000                         .1450
            8.9050                         .0000
            8.9050                         .0000

      8185147                              .5000
      274,363.75                          .0500
           11.2500                         .0000
           10.7500                         .1450
           10.5550                         .0000
           10.5550                         .0000

      8185155                              .5000
      207,826.56                          .0500
            9.1000                         .0000
            8.6000                         .1450
            8.4050                         .0000
            8.4050                         .0000

      8185209                              .5000
      119,934.45                          .0500
            9.0000                         .0000
            8.5000                         .1450
            8.3050                         .0000
            8.3050                         .0000

      8185221                              .5000
       77,926.14                          .0500
            9.7000                         .0000
            9.2000                         .1450
            9.0050                         .0000
            9.0050                         .0000

      8185225                              .5000
      308,500.86                          .0500
           10.4500                         .0000
            9.9500                         .1450
            9.7550                         .0000
            9.7550                         .0000
1



      8185241                              .5000
       89,913.75                          .0500
            8.8500                         .0000
            8.3500                         .1450
            8.1550                         .0000
            8.1550                         .0000

      8185249                              .5000
       84,943.54                          .0500
            8.0500                         .0000
            7.5500                         .1450
            7.3550                         .0000
            7.3550                         .0000

      8185275                              .5000
      169,667.85                          .0500
            8.8500                         .0000
            8.3500                         .1450
            8.1550                         .0000
            8.1550                         .0000

      8185309                              .5000
       80,703.06                          .0500
            8.7000                         .0000
            8.2000                         .1450
            8.0050                         .0000
            8.0050                         .0000

      8185323                              .5000
      139,913.42                          .0500
            8.4000                         .0000
            7.9000                         .1450
            7.7050                         .0000
            7.7050                         .0000

      8185335                              .5000
       78,079.91                          .0500
            8.8000                         .0000
            8.3000                         .1450
            8.1050                         .0000
            8.1050                         .0000

      8185359                              .5000
      117,735.52                          .0500
            8.9900                         .0000
            8.4900                         .1450
            8.2950                         .0000
            8.2950                         .0000

      8185365                              .5000
       56,418.58                          .0500
            9.3000                         .0000
            8.8000                         .1450
            8.6050                         .0000
            8.6050                         .0000
1



      8185373                              .5000
       66,462.13                          .0500
            8.8000                         .0000
            8.3000                         .1450
            8.1050                         .0000
            8.1050                         .0000

      8185375                              .5000
      274,826.42                          .0500
            8.3000                         .0000
            7.8000                         .1450
            7.6050                         .0000
            7.6050                         .0000

      8185383                              .5000
      134,940.27                          .0500
           10.0000                         .0000
            9.5000                         .1450
            9.3050                         .0000
            9.3050                         .0000

      8185393                              .5000
       83,080.52                          .0500
            9.1000                         .0000
            8.6000                         .1450
            8.4050                         .0000
            8.4050                         .0000

      8185409                              .5000
      142,423.76                          .0500
            9.1000                         .0000
            8.6000                         .1450
            8.4050                         .0000
            8.4050                         .0000

      8185425                              .5000
       67,925.42                          .0500
            9.0000                         .0000
            8.5000                         .1450
            8.3050                         .0000
            8.3050                         .0000

      8185957                              .2500
      151,382.32                          .0500
            6.3750                         .0000
            6.1250                         .1450
            5.9300                         .0000
            5.9300                         .0000

      8185961                              .2500
       53,640.47                          .0500
            6.5000                         .0000
            6.2500                         .1450
            6.0550                         .0000
            6.0550                         .0000
1



      8185965                              .2500
       60,385.25                          .0500
            6.1250                         .0000
            5.8750                         .1450
            5.6800                         .0000
            5.6800                         .0000

      8186047                              .2500
       49,520.42                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000

      8186055                              .2500
       75,381.84                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000

      8186067                              .2500
      117,724.45                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8186079                              .2500
      106,122.53                          .0500
            6.3750                         .0000
            6.1250                         .1450
            5.9300                         .0000
            5.9300                         .0000

      8186085                              .2500
      134,144.89                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8186091                              .2500
      150,772.91                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8186103                              .2500
      275,523.38                          .0500
            6.7500                         .0000
            6.5000                         .1450
            6.3050                         .0000
            6.3050                         .0000
1



      8186125                              .2500
      127,814.11                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8186131                              .2500
      153,140.25                          .0500
            7.0000                         .0000
            6.7500                         .1450
            6.5550                         .0000
            6.5550                         .0000

      8186137                              .2500
      126,170.84                          .0500
            6.5000                         .0000
            6.2500                         .1450
            6.0550                         .0000
            6.0550                         .0000

      8186143                              .2500
      127,778.96                          .0500
            6.7500                         .0000
            6.5000                         .1450
            6.3050                         .0000
            6.3050                         .0000

      8186155                              .2500
      297,485.40                          .0500
            6.7500                         .0000
            6.5000                         .1450
            6.3050                         .0000
            6.3050                         .0000

      8186161                              .2500
      222,015.94                          .0500
            6.7500                         .0000
            6.5000                         .1450
            6.3050                         .0000
            6.3050                         .0000

      8186169                              .2500
      218,131.81                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      8186177                              .2500
       91,698.82                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000
1



      8186185                              .2500
      138,548.34                          .0500
            6.5000                         .0000
            6.2500                         .1450
            6.0550                         .0000
            6.0550                         .0000

      8186201                              .2500
       94,228.84                          .0500
            6.5000                         .0000
            6.2500                         .1450
            6.0550                         .0000
            6.0550                         .0000

      8186233                              .2500
       87,858.86                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000

      8186253                              .2500
      299,481.97                          .0500
            6.7500                         .0000
            6.5000                         .1450
            6.3050                         .0000
            6.3050                         .0000

      8187237                              .5000
       77,861.68                          .0500
            9.5000                         .0000
            9.0000                         .1450
            8.8050                         .0000
            8.8050                         .0000

      8187413                              .5000
       62,971.38                          .0500
            9.8750                         .0000
            9.3750                         .1450
            9.1800                         .0000
            9.1800                         .0000

      8187423                              .5000
       54,169.61                          .0500
            8.8750                         .0000
            8.3750                         .1450
            8.1800                         .0000
            8.1800                         .0000

      8187909                              .5000
      163,201.32                          .0500
            8.5000                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000
1



      8187919                              .5000
       94,952.02                          .0500
            9.3750                         .0000
            8.8750                         .1450
            8.6800                         .0000
            8.6800                         .0000

      8187933                              .5000
       80,790.72                          .0500
            9.2500                         .0000
            8.7500                         .1450
            8.5550                         .0000
            8.5550                         .0000

      8187937                              .5000
      163,327.56                          .0500
            9.9900                         .0000
            9.4900                         .1450
            9.2950                         .0000
            9.2950                         .0000

      8187939                              .5000
      115,927.56                          .0500
            8.7000                         .0000
            8.2000                         .1450
            8.0050                         .0000
            8.0050                         .0000

      8188031                              .2500
      449,222.92                          .0500
            6.7500                         .0000
            6.5000                         .1450
            6.3050                         .0000
            6.3050                         .0000

      8188047                              .2500
      404,633.87                          .0500
            6.5000                         .0000
            6.2500                         .1450
            6.0550                         .0000
            6.0550                         .0000

      8188091                              .2500
      141,600.00                          .0500
            6.7500                         .0000
            6.5000                         .1450
            6.3050                         .0000
            6.3050                         .0000

      8188869                              .2500
      154,527.84                          .0500
            8.7500                         .0000
            8.5000                         .1450
            8.3050                         .0000
            8.3050                         .0000
1



      8188873                              .2500
      151,058.73                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000

      8188877                              .2500
      219,282.99                          .0500
            6.6250                         .0000
            6.3750                         .1450
            6.1800                         .0000
            6.1800                         .0000

      8188879                              .2500
      149,121.60                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      8188881                              .2500
      155,755.88                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000

      8188885                              .2500
       95,860.38                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8188889                              .2500
      302,603.54                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8188891                              .2500
      199,654.63                          .0500
            6.7500                         .0000
            6.5000                         .1450
            6.3050                         .0000
            6.3050                         .0000

      8188897                              .2500
       31,164.87                          .0500
            8.8750                         .0000
            8.6250                         .1450
            8.4300                         .0000
            8.4300                         .0000
1



      8188901                              .2500
      109,390.21                          .0500
            8.6250                         .0000
            8.3750                         .1450
            8.1800                         .0000
            8.1800                         .0000

      8188907                              .2500
      132,875.39                          .0500
            9.7500                         .0000
            9.5000                         .1450
            9.3050                         .0000
            9.3050                         .0000

      8188915                              .2500
      135,787.18                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000

      8188921                              .2500
       72,186.26                          .0500
            6.6250                         .0000
            6.3750                         .1450
            6.1800                         .0000
            6.1800                         .0000

      8189737                              .2500
      399,520.56                          .0500
            6.2500                         .0000
            6.0000                         .1450
            5.8050                         .0000
            5.8050                         .0000

      8189779                              .2500
      398,545.20                          .0500
            5.7500                         .0000
            5.5000                         .1450
            5.3050                         .0000
            5.3050                         .0000

      8190981                              .2500
      286,141.09                          .0500
            6.5000                         .0000
            6.2500                         .1450
            6.0550                         .0000
            6.0550                         .0000

      8191171                              .2500
       74,335.94                          .0500
            6.7500                         .0000
            6.5000                         .1450
            6.3050                         .0000
            6.3050                         .0000
1



      8191481                              .5000
       56,671.36                          .0500
            9.3750                         .0000
            8.8750                         .1450
            8.6800                         .0000
            8.6800                         .0000

      8192667                              .5000
       92,843.74                          .0500
            7.3750                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000

      8192671                              .5000
      120,612.28                          .0500
            6.8750                         .0000
            6.3750                         .1450
            6.1800                         .0000
            6.1800                         .0000

      8192673                              .5000
       59,042.40                          .0500
            7.0000                         .0000
            6.5000                         .1450
            6.3050                         .0000
            6.3050                         .0000

      8192679                              .5000
      312,512.86                          .0500
            7.2500                         .0000
            6.7500                         .1450
            6.5550                         .0000
            6.5550                         .0000

      8192681                              .5000
       91,499.87                          .0500
            6.8750                         .0000
            6.3750                         .1450
            6.1800                         .0000
            6.1800                         .0000

      8192685                              .5000
      120,419.61                          .0500
            7.2500                         .0000
            6.7500                         .1450
            6.5550                         .0000
            6.5550                         .0000

      8192687                              .5000
       77,414.72                          .0500
            8.7500                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000
1



      8192707                              .5000
       75,700.70                          .0500
           10.1500                         .0000
            9.6500                         .1450
            9.4550                         .0000
            9.4550                         .0000

      8192823                              .2500
      211,812.96                          .0500
            6.6250                         .0000
            6.3750                         .1450
            6.1800                         .0000
            6.1800                         .0000

      8192851                              .2500
      151,905.52                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8192857                              .2500
       76,458.21                          .0500
            9.0000                         .0000
            8.7500                         .1450
            8.5550                         .0000
            8.5550                         .0000

      8192863                              .2500
       96,931.54                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8192865                              .2500
      296,499.53                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      8192867                              .2500
      135,899.06                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8192869                              .2500
      254,845.52                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000
1



      8192871                              .2500
      300,517.83                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8192873                              .2500
      182,886.25                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8192891                              .2500
      131,867.64                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8192893                              .2500
      238,839.63                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8192895                              .2500
      201,988.69                          .0500
            8.8750                         .0000
            8.6250                         .1450
            8.4300                         .0000
            8.4300                         .0000

      8192897                              .2500
      201,422.13                          .0500
            6.6250                         .0000
            6.3750                         .1450
            6.1800                         .0000
            6.1800                         .0000

      8192901                              .2500
      154,882.05                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8192903                              .2500
      206,857.54                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000
1



      8192905                              .2500
      227,022.76                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000

      8192907                              .2500
      169,783.07                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8192909                              .2500
      170,869.88                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8192915                              .2500
      153,894.02                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8192919                              .2500
      213,841.18                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8192923                              .2500
      197,320.16                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8192927                              .2500
      152,886.45                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8193051                              .2500
      118,804.45                          .0500
            7.9900                         .0000
            7.7400                         .1450
            7.5450                         .0000
            7.5450                         .0000
1



      8193053                              .2500
      183,491.84                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8193055                              .2500
      137,028.85                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8193057                              .2500
       79,372.62                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8193059                              .2500
      479,300.37                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8193063                              .2500
      113,882.39                          .0500
            8.6250                         .0000
            8.3750                         .1450
            8.1800                         .0000
            8.1800                         .0000

      8193065                              .2500
      124,746.20                          .0500
            7.9900                         .0000
            7.7400                         .1450
            7.5450                         .0000
            7.5450                         .0000

      8193067                              .2500
      133,949.09                          .0500
            8.8750                         .0000
            8.6250                         .1450
            8.4300                         .0000
            8.4300                         .0000

      8193069                              .2500
       75,669.07                          .0500
            9.1250                         .0000
            8.8750                         .1450
            8.6800                         .0000
            8.6800                         .0000
1



      8193071                              .2500
      165,762.98                          .0500
            9.3750                         .0000
            9.1250                         .1450
            8.9300                         .0000
            8.9300                         .0000

      8193073                              .2500
      114,864.27                          .0500
            8.9900                         .0000
            8.7400                         .1450
            8.5450                         .0000
            8.5450                         .0000

      8193075                              .2500
      304,641.34                          .0500
            8.7500                         .0000
            8.5000                         .1450
            8.3050                         .0000
            8.3050                         .0000

      8193077                              .2500
       99,637.73                          .0500
            8.8750                         .0000
            8.6250                         .1450
            8.4300                         .0000
            8.4300                         .0000

      8193079                              .2500
       90,148.43                          .0500
            8.8750                         .0000
            8.6250                         .1450
            8.4300                         .0000
            8.4300                         .0000

      8193081                              .2500
       90,151.05                          .0500
            9.0000                         .0000
            8.7500                         .1450
            8.5550                         .0000
            8.5550                         .0000

      8193083                              .2500
      106,840.68                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8193085                              .2500
      449,554.63                          .0500
            9.4900                         .0000
            9.2400                         .1450
            9.0450                         .0000
            9.0450                         .0000
1



      8193087                              .2500
      105,584.01                          .0500
            9.5000                         .0000
            9.2500                         .1450
            9.0550                         .0000
            9.0550                         .0000

      8193089                              .2500
      140,092.17                          .0500
            8.8750                         .0000
            8.6250                         .1450
            8.4300                         .0000
            8.4300                         .0000

      8193091                              .2500
      108,603.28                          .0500
            7.9900                         .0000
            7.7400                         .1450
            7.5450                         .0000
            7.5450                         .0000

      8193093                              .2500
      157,136.94                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8193095                              .2500
       72,109.94                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8193641                              .2500
      824,573.66                          .0500
            6.7500                         .0000
            6.5000                         .1450
            6.3050                         .0000
            6.3050                         .0000

      8194113                              .2500
      349,929.71                          .0500
            6.6250                         .0000
            6.3750                         .1450
            6.1800                         .0000
            6.1800                         .0000

      8194293                              .2500
      338,844.42                          .0500
            5.8750                         .0000
            5.6250                         .1450
            5.4300                         .0000
            5.4300                         .0000
1



      8194337                              .2500
      924,079.16                          .0500
            6.0000                         .0000
            5.7500                         .1450
            5.5550                         .0000
            5.5550                         .0000

      8195577                              .2500
      149,906.77                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8195579                              .2500
      110,429.55                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8195581                              .2500
      119,834.30                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8195589                              .2500
      107,819.93                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8195595                              .2500
      103,417.24                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000

      8195597                              .2500
      169,470.95                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8195599                              .2500
      127,240.61                          .0500
            9.7500                         .0000
            9.5000                         .1450
            9.3050                         .0000
            9.3050                         .0000
1



      8195601                              .2500
      263,783.61                          .0500
            7.0000                         .0000
            6.7500                         .1450
            6.5550                         .0000
            6.5550                         .0000

      8195607                              .2500
       68,815.24                          .0500
            9.3750                         .0000
            9.1250                         .1450
            8.9300                         .0000
            8.9300                         .0000

      8195609                              .2500
      206,361.01                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000

      8195613                              .2500
       53,962.84                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8195621                              .2500
      197,907.63                          .0500
            9.7500                         .0000
            9.5000                         .1450
            9.3050                         .0000
            9.3050                         .0000

      8195625                              .2500
      226,214.42                          .0500
            7.0000                         .0000
            6.7500                         .1450
            6.5550                         .0000
            6.5550                         .0000

      8195629                              .2500
      137,897.59                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8195631                              .2500
      184,333.22                          .0500
            6.5000                         .0000
            6.2500                         .1450
            6.0550                         .0000
            6.0550                         .0000
1



      8195635                              .2500
      124,385.48                          .0500
            9.2500                         .0000
            9.0000                         .1450
            8.8050                         .0000
            8.8050                         .0000

      8195637                              .2500
      155,878.30                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000

      8195641                              .2500
       81,534.75                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000

      8195643                              .2500
      212,425.74                          .0500
            7.0000                         .0000
            6.7500                         .1450
            6.5550                         .0000
            6.5550                         .0000

      8195647                              .2500
       79,249.44                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8195651                              .2500
      166,076.66                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8195653                              .2500
      119,908.69                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8195657                              .2500
      526,422.80                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000
1



      8195659                              .2500
       91,754.85                          .0500
            9.5000                         .0000
            9.2500                         .1450
            9.0550                         .0000
            9.0550                         .0000

      8195661                              .2500
      219,020.33                          .0500
            7.0000                         .0000
            6.7500                         .1450
            6.5550                         .0000
            6.5550                         .0000

      8195667                              .2500
      155,887.10                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8195669                              .2500
      148,078.53                          .0500
            7.0000                         .0000
            6.7500                         .1450
            6.5550                         .0000
            6.5550                         .0000

      8195681                              .2500
      151,230.85                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      8195683                              .2500
      143,096.36                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8195685                              .2500
      139,477.66                          .0500
            9.2500                         .0000
            9.0000                         .1450
            8.8050                         .0000
            8.8050                         .0000

      8195687                              .2500
      422,552.77                          .0500
            9.7500                         .0000
            9.5000                         .1450
            9.3050                         .0000
            9.3050                         .0000
1



      8195693                              .2500
       75,945.00                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8195699                              .2500
      121,507.47                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8195701                              .2500
       63,942.15                          .0500
            6.5000                         .0000
            6.2500                         .1450
            6.0550                         .0000
            6.0550                         .0000

      8195715                              .2500
       84,438.85                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8195719                              .2500
      260,196.87                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000

      8195721                              .2500
      193,366.84                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8195725                              .2500
       56,747.40                          .0500
            6.3750                         .0000
            6.1250                         .1450
            5.9300                         .0000
            5.9300                         .0000

      8195729                              .2500
       56,747.40                          .0500
            6.3750                         .0000
            6.1250                         .1450
            5.9300                         .0000
            5.9300                         .0000
1



      8195733                              .2500
      153,024.46                          .0500
            7.0000                         .0000
            6.7500                         .1450
            6.5550                         .0000
            6.5550                         .0000

      8195741                              .2500
      133,495.79                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000

      8195747                              .2500
       41,149.16                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8195749                              .2500
      166,837.69                          .0500
            6.1250                         .0000
            5.8750                         .1450
            5.6800                         .0000
            5.6800                         .0000

      8195751                              .2500
       87,776.43                          .0500
            8.6250                         .0000
            8.3750                         .1450
            8.1800                         .0000
            8.1800                         .0000

      8195753                              .2500
      131,100.17                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8195771                              .2500
      131,516.09                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8196653                              .2500
      112,000.00                          .0500
            6.1250                         .0000
            5.8750                         .1450
            5.6800                         .0000
            5.6800                         .0000
1



      8199175                              .5000
      269,687.53                          .0500
            8.7400                         .0000
            8.2400                         .1450
            8.0450                         .0000
            8.0450                         .0000

      8199181                              .5000
       65,935.88                          .0500
            9.6800                         .0000
            9.1800                         .1450
            8.9850                         .0000
            8.9850                         .0000

      8199195                              .5000
      123,847.82                          .0500
           10.2300                         .0000
            9.7300                         .1450
            9.5350                         .0000
            9.5350                         .0000

      8199231                              .5000
      162,290.76                          .0500
            8.2200                         .0000
            7.7200                         .1450
            7.5250                         .0000
            7.5250                         .0000

      8199261                              .5000
       86,030.41                          .0500
            9.6900                         .0000
            9.1900                         .1450
            8.9950                         .0000
            8.9950                         .0000

      8199275                              .5000
      159,927.54                          .0500
            9.8900                         .0000
            9.3900                         .1450
            9.1950                         .0000
            9.1950                         .0000

      8199279                              .5000
      136,725.12                          .0500
            8.9900                         .0000
            8.4900                         .1450
            8.2950                         .0000
            8.2950                         .0000

      8199301                              .5000
      151,448.36                          .0500
            9.4400                         .0000
            8.9400                         .1450
            8.7450                         .0000
            8.7450                         .0000
1



      8199303                              .5000
      124,940.43                          .0500
            9.6500                         .0000
            9.1500                         .1450
            8.9550                         .0000
            8.9550                         .0000

      8199311                              .5000
      128,924.07                          .0500
            8.6400                         .0000
            8.1400                         .1450
            7.9450                         .0000
            7.9450                         .0000

      8199325                              .5000
      329,810.13                          .0500
            8.7500                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8199335                              .5000
       90,060.18                          .0500
            9.2000                         .0000
            8.7000                         .1450
            8.5050                         .0000
            8.5050                         .0000

      8199343                              .5000
      149,798.10                          .0500
            9.7500                         .0000
            9.2500                         .1450
            9.0550                         .0000
            9.0550                         .0000

      8199349                              .5000
      143,432.05                          .0500
            9.6800                         .0000
            9.1800                         .1450
            8.9850                         .0000
            8.9850                         .0000

      8199357                              .5000
      246,620.86                          .0500
            9.3500                         .0000
            8.8500                         .1450
            8.6550                         .0000
            8.6550                         .0000

      8199387                              .5000
       59,818.96                          .0500
            9.2500                         .0000
            8.7500                         .1450
            8.5550                         .0000
            8.5550                         .0000
1



      8199389                              .5000
       85,905.79                          .0500
            9.1000                         .0000
            8.6000                         .1450
            8.4050                         .0000
            8.4050                         .0000

      8199393                              .5000
       61,966.06                          .0500
            8.9900                         .0000
            8.4900                         .1450
            8.2950                         .0000
            8.2950                         .0000

      8199397                              .5000
      104,864.80                          .0500
            8.2200                         .0000
            7.7200                         .1450
            7.5250                         .0000
            7.5250                         .0000

      8199405                              .5000
      163,738.22                          .0500
            7.1500                         .0000
            6.6500                         .1450
            6.4550                         .0000
            6.4550                         .0000

      8199423                              .5000
      166,816.49                          .0500
            8.9900                         .0000
            8.4900                         .1450
            8.2950                         .0000
            8.2950                         .0000

      8199429                              .5000
      110,947.43                          .0500
            9.6800                         .0000
            9.1800                         .1450
            8.9850                         .0000
            8.9850                         .0000

      8199435                              .5000
       96,956.06                          .0500
            9.8900                         .0000
            9.3900                         .1450
            9.1950                         .0000
            9.1950                         .0000

      8199439                              .5000
      206,311.39                          .0500
            8.7500                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000
1



      8199465                              .5000
      273,228.15                          .0500
            9.4700                         .0000
            8.9700                         .1450
            8.7750                         .0000
            8.7750                         .0000

      8199479                              .5000
      127,856.39                          .0500
            8.8900                         .0000
            8.3900                         .1450
            8.1950                         .0000
            8.1950                         .0000

      8199481                              .5000
      117,857.31                          .0500
            9.4900                         .0000
            8.9900                         .1450
            8.7950                         .0000
            8.7950                         .0000

      8199493                              .5000
       73,073.85                          .0500
            9.2500                         .0000
            8.7500                         .1450
            8.5550                         .0000
            8.5550                         .0000

      8199531                              .5000
       90,957.54                          .0500
            9.7500                         .0000
            9.2500                         .1450
            9.0550                         .0000
            9.0550                         .0000

      8199565                              .5000
      135,651.12                          .0500
            9.8000                         .0000
            9.3000                         .1450
            9.1050                         .0000
            9.1050                         .0000

      8199575                              .5000
      134,724.78                          .0500
            8.2000                         .0000
            7.7000                         .1450
            7.5050                         .0000
            7.5050                         .0000

      8199589                              .5000
       51,913.25                          .0500
            8.9900                         .0000
            8.4900                         .1450
            8.2950                         .0000
            8.2950                         .0000
1



      8199613                              .5000
       91,007.72                          .0500
            9.3800                         .0000
            8.8800                         .1450
            8.6850                         .0000
            8.6850                         .0000

      8199619                              .5000
      124,824.59                          .0500
            7.8000                         .0000
            7.3000                         .1450
            7.1050                         .0000
            7.1050                         .0000

      8199621                              .5000
       92,105.14                          .0500
            9.5500                         .0000
            9.0500                         .1450
            8.8550                         .0000
            8.8550                         .0000

      8199633                              .5000
       56,972.19                          .0500
            9.5400                         .0000
            9.0400                         .1450
            8.8450                         .0000
            8.8450                         .0000

      8199635                              .5000
      100,950.31                          .0500
            9.5000                         .0000
            9.0000                         .1450
            8.8050                         .0000
            8.8050                         .0000

      8199673                              .5000
       99,896.54                          .0500
            9.2800                         .0000
            8.7800                         .1450
            8.5850                         .0000
            8.5850                         .0000

      8199701                              .5000
       58,355.00                          .0500
           10.5000                         .0000
           10.0000                         .1450
            9.8050                         .0000
            9.8050                         .0000

      8199707                              .5000
      144,981.18                          .0500
            8.9800                         .0000
            8.4800                         .1450
            8.2850                         .0000
            8.2850                         .0000
1



      8199713                              .5000
      112,376.36                          .0500
            8.9900                         .0000
            8.4900                         .1450
            8.2950                         .0000
            8.2950                         .0000

      8199747                              .5000
      103,084.74                          .0500
            7.7400                         .0000
            7.2400                         .1450
            7.0450                         .0000
            7.0450                         .0000

      8199761                              .5000
      103,795.85                          .0500
            6.7600                         .0000
            6.2600                         .1450
            6.0650                         .0000
            6.0650                         .0000

      8199777                              .5000
      131,821.91                          .0500
            7.9900                         .0000
            7.4900                         .1450
            7.2950                         .0000
            7.2950                         .0000

      8201771                              .2500
      353,288.03                          .0500
            6.6250                         .0000
            6.3750                         .1450
            6.1800                         .0000
            6.1800                         .0000

      8201781                              .2500
      283,736.96                          .0500
            6.3750                         .0000
            6.1250                         .1450
            5.9300                         .0000
            5.9300                         .0000

      8201785                              .2500
      335,703.56                          .0500
            6.6250                         .0000
            6.3750                         .1450
            6.1800                         .0000
            6.1800                         .0000

      8203749                              .2500
       93,925.43                          .0500
            8.7500                         .0000
            8.5000                         .1450
            8.3050                         .0000
            8.3050                         .0000
1



      8204107                              .2500
      168,125.91                          .0500
            9.2800                         .0000
            9.0300                         .1450
            8.8350                         .0000
            8.8350                         .0000

      8204113                              .2500
      400,567.88                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      8204125                              .2500
       94,792.17                          .0500
            6.6000                         .0000
            6.3500                         .1450
            6.1550                         .0000
            6.1550                         .0000

      8204127                              .2500
      181,278.66                          .0500
            6.6250                         .0000
            6.3750                         .1450
            6.1800                         .0000
            6.1800                         .0000

      8204133                              .2500
      179,859.73                          .0500
            7.2550                         .0000
            7.0050                         .1450
            6.8100                         .0000
            6.8100                         .0000

      8204135                              .2500
      133,889.51                          .0500
            6.9700                         .0000
            6.7200                         .1450
            6.5250                         .0000
            6.5250                         .0000

      8204137                              .2500
      157,182.55                          .0500
            7.4700                         .0000
            7.2200                         .1450
            7.0250                         .0000
            7.0250                         .0000

      8204141                              .2500
      175,608.76                          .0500
            7.1000                         .0000
            6.8500                         .1450
            6.6550                         .0000
            6.6550                         .0000
1



      8204145                              .2500
      323,793.60                          .0500
            8.2550                         .0000
            8.0050                         .1450
            7.8100                         .0000
            7.8100                         .0000

      8204147                              .2500
      166,393.93                          .0500
            8.2550                         .0000
            8.0050                         .1450
            7.8100                         .0000
            7.8100                         .0000

      8204149                              .2500
      251,815.76                          .0500
            7.5750                         .0000
            7.3250                         .1450
            7.1300                         .0000
            7.1300                         .0000

      8204155                              .2500
      219,844.88                          .0500
            7.7550                         .0000
            7.5050                         .1450
            7.3100                         .0000
            7.3100                         .0000

      8204157                              .2500
      124,894.98                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      8204167                              .2500
       72,775.67                          .0500
            9.3250                         .0000
            9.0750                         .1450
            8.8800                         .0000
            8.8800                         .0000

      8204169                              .2500
       49,631.23                          .0500
            9.5300                         .0000
            9.2800                         .1450
            9.0850                         .0000
            9.0850                         .0000

      8204171                              .2500
      173,714.37                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000
1



      8204173                              .2500
      299,415.33                          .0500
            6.1250                         .0000
            5.8750                         .1450
            5.6800                         .0000
            5.6800                         .0000

      8205241                              .2500
      229,786.97                          .0500
            6.3750                         .0000
            6.1250                         .1450
            5.9300                         .0000
            5.9300                         .0000

      8206189                              .5000
      812,196.09                          .0500
            7.2500                         .0000
            6.7500                         .1450
            6.5550                         .0000
            6.5550                         .0000

      8206199                              .5000
      675,553.46                          .0500
            7.1250                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      8206203                              .5000
      595,890.73                          .0500
            7.5000                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000

      8206477                              .2500
      217,600.00                          .0500
            6.3750                         .0000
            6.1250                         .1450
            5.9300                         .0000
            5.9300                         .0000

      8206669                              .2500
      300,482.36                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8206671                              .2500
      335,785.74                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000
1



      8206675                              .2500
       94,454.85                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8207665                              .2500
       78,941.37                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8207667                              .2500
       87,934.69                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8207669                              .2500
       61,953.99                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8207673                              .2500
       72,960.13                          .0500
            9.0000                         .0000
            8.7500                         .1450
            8.5550                         .0000
            8.5550                         .0000

      8207675                              .2500
       82,860.29                          .0500
            9.6250                         .0000
            9.3750                         .1450
            9.1800                         .0000
            9.1800                         .0000

      8207677                              .2500
      181,458.33                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000

      8207679                              .2500
       95,734.65                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000
1



      8207691                              .2500
       79,744.84                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      8207695                              .2500
      106,796.36                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8211183                              .5000
      114,929.46                          .0500
            8.4400                         .0000
            7.9400                         .1450
            7.7450                         .0000
            7.7450                         .0000

      8211185                              .5000
       99,958.77                          .0500
           10.3300                         .0000
            9.8300                         .1450
            9.6350                         .0000
            9.6350                         .0000

      8211209                              .5000
      156,663.30                          .0500
            8.9400                         .0000
            8.4400                         .1450
            8.2450                         .0000
            8.2450                         .0000

      8211221                              .5000
      118,633.68                          .0500
            9.5400                         .0000
            9.0400                         .1450
            8.8450                         .0000
            8.8450                         .0000

      8211237                              .5000
      106,947.36                          .0500
            9.5000                         .0000
            9.0000                         .1450
            8.8050                         .0000
            8.8050                         .0000

      8211303                              .5000
       94,918.94                          .0500
           10.1900                         .0000
            9.6900                         .1450
            9.4950                         .0000
            9.4950                         .0000
1



      8211307                              .5000
       81,659.72                          .0500
            9.4900                         .0000
            8.9900                         .1450
            8.7950                         .0000
            8.7950                         .0000

      8211311                              .5000
       49,975.92                          .0500
            9.6000                         .0000
            9.1000                         .1450
            8.9050                         .0000
            8.9050                         .0000

      8211337                              .5000
      209,375.41                          .0500
            8.5900                         .0000
            8.0900                         .1450
            7.8950                         .0000
            7.8950                         .0000

      8211349                              .5000
      237,384.40                          .0500
            9.5500                         .0000
            9.0500                         .1450
            8.8550                         .0000
            8.8550                         .0000

      8211351                              .5000
       66,471.20                          .0500
           10.1000                         .0000
            9.6000                         .1450
            9.4050                         .0000
            9.4050                         .0000

      8211353                              .5000
      119,260.56                          .0500
            9.4400                         .0000
            8.9400                         .1450
            8.7450                         .0000
            8.7450                         .0000

      8211369                              .5000
       74,472.49                          .0500
           10.8400                         .0000
           10.3400                         .1450
           10.1450                         .0000
           10.1450                         .0000

      8211375                              .5000
       65,478.87                          .0500
            9.0500                         .0000
            8.5500                         .1450
            8.3550                         .0000
            8.3550                         .0000
1



      8211381                              .5000
      119,946.23                          .0500
            9.9400                         .0000
            9.4400                         .1450
            9.2450                         .0000
            9.2450                         .0000

      8211393                              .5000
      168,894.41                          .0500
            8.3500                         .0000
            7.8500                         .1450
            7.6550                         .0000
            7.6550                         .0000

      8211423                              .5000
       79,902.71                          .0500
            8.5000                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8211439                              .5000
      111,703.75                          .0500
            8.9900                         .0000
            8.4900                         .1450
            8.2950                         .0000
            8.2950                         .0000

      8211457                              .5000
      156,670.42                          .0500
            9.3500                         .0000
            8.8500                         .1450
            8.6550                         .0000
            8.6550                         .0000

      8211513                              .5000
      248,779.88                          .0500
            9.5900                         .0000
            9.0900                         .1450
            8.8950                         .0000
            8.8950                         .0000

      8211549                              .5000
       75,496.87                          .0500
           10.8000                         .0000
           10.3000                         .1450
           10.1050                         .0000
           10.1050                         .0000

      8211567                              .5000
      158,907.95                          .0500
            8.7200                         .0000
            8.2200                         .1450
            8.0250                         .0000
            8.0250                         .0000
1



      8211837                              .5000
       69,500.00                          .0500
            9.2500                         .0000
            8.7500                         .1450
            8.5550                         .0000
            8.5550                         .0000

      8211971                              .5000
       99,871.75                          .0500
           10.2000                         .0000
            9.7000                         .1450
            9.5050                         .0000
            9.5050                         .0000

      8211973                              .5000
       49,529.23                          .0500
            9.7000                         .0000
            9.2000                         .1450
            9.0050                         .0000
            9.0050                         .0000

      8212059                              .5000
       60,244.68                          .0500
            9.8500                         .0000
            9.3500                         .1450
            9.1550                         .0000
            9.1550                         .0000

      8212069                              .5000
       50,538.06                          .0500
            9.7000                         .0000
            9.2000                         .1450
            9.0050                         .0000
            9.0050                         .0000

      8212073                              .5000
       58,428.10                          .0500
           10.4000                         .0000
            9.9000                         .1450
            9.7050                         .0000
            9.7050                         .0000

      8212089                              .5000
       55,553.69                          .0500
            9.3000                         .0000
            8.8000                         .1450
            8.6050                         .0000
            8.6050                         .0000

      8212091                              .5000
       47,990.22                          .0500
           10.9500                         .0000
           10.4500                         .1450
           10.2550                         .0000
           10.2550                         .0000
1



      8212111                              .5000
       50,798.16                          .0500
            9.3500                         .0000
            8.8500                         .1450
            8.6550                         .0000
            8.6550                         .0000

      8212119                              .5000
      113,797.72                          .0500
            9.9500                         .0000
            9.4500                         .1450
            9.2550                         .0000
            9.2550                         .0000

      8212133                              .5000
       62,346.29                          .0500
           10.1500                         .0000
            9.6500                         .1450
            9.4550                         .0000
            9.4550                         .0000

      8212215                              .2500
      143,898.37                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8212217                              .2500
      998,909.90                          .0500
            8.6250                         .0000
            8.3750                         .1450
            8.1800                         .0000
            8.1800                         .0000

      8212219                              .2500
      145,497.23                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8212223                              .2500
      222,996.43                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8212233                              .2500
      193,359.95                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000
1



      8212237                              .2500
      147,146.07                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8212245                              .2500
      224,689.29                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8212251                              .2500
      157,487.66                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8212253                              .2500
      237,340.64                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8212255                              .2500
      139,056.64                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8212259                              .2500
      139,885.25                          .0500
            7.0000                         .0000
            6.7500                         .1450
            6.5550                         .0000
            6.5550                         .0000

      8212267                              .2500
      119,280.70                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8212269                              .2500
       73,102.15                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000
1



      8212273                              .2500
      194,507.06                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8212275                              .2500
      279,623.00                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8212279                              .2500
       82,090.54                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8212283                              .2500
      341,539.53                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8212287                              .2500
      123,918.88                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8212291                              .2500
       79,952.77                          .0500
            8.6250                         .0000
            8.3750                         .1450
            8.1800                         .0000
            8.1800                         .0000

      8212341                              .2500
       29,978.29                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8212347                              .2500
      233,417.77                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000
1



      8212349                              .2500
      139,352.38                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8212353                              .2500
      185,381.71                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8212357                              .2500
       47,192.51                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8212363                              .2500
      113,827.37                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8212365                              .2500
      267,657.05                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8212367                              .2500
      121,414.25                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8212371                              .2500
      139,893.47                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8212377                              .2500
      199,282.44                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000
1



      8212385                              .2500
      189,714.75                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8212387                              .2500
      365,457.51                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000

      8212389                              .2500
      159,878.25                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8212395                              .2500
      260,915.68                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8212401                              .2500
      129,873.65                          .0500
            6.1250                         .0000
            5.8750                         .1450
            5.6800                         .0000
            5.6800                         .0000

      8212403                              .2500
      203,960.43                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8212409                              .2500
      277,204.21                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8212413                              .2500
      132,707.01                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000
1



      8212417                              .2500
      246,652.82                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8212421                              .2500
      599,607.52                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8212425                              .2500
      269,663.18                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8212433                              .2500
      237,211.22                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8212439                              .2500
      265,613.71                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8212443                              .2500
      174,592.85                          .0500
            8.6250                         .0000
            8.3750                         .1450
            8.1800                         .0000
            8.1800                         .0000

      8212447                              .2500
      370,639.60                          .0500
            7.0000                         .0000
            6.7500                         .1450
            6.5550                         .0000
            6.5550                         .0000

      8212459                              .2500
       55,946.87                          .0500
            6.2500                         .0000
            6.0000                         .1450
            5.8050                         .0000
            5.8050                         .0000
1



      8212467                              .2500
      255,553.06                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8212471                              .2500
      185,447.87                          .0500
            7.0000                         .0000
            6.7500                         .1450
            6.5550                         .0000
            6.5550                         .0000

      8212475                              .2500
      170,882.32                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8212487                              .2500
      151,795.46                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8212491                              .2500
       54,362.56                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8212495                              .2500
      183,267.26                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8212499                              .2500
       92,637.80                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8212503                              .2500
      134,307.51                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000
1



      8212511                              .2500
      375,706.69                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000

      8212515                              .2500
      129,571.73                          .0500
            6.5000                         .0000
            6.2500                         .1450
            6.0550                         .0000
            6.0550                         .0000

      8212519                              .2500
      189,869.25                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8212523                              .2500
      160,347.68                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8212531                              .2500
      169,880.02                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8212535                              .2500
      153,696.80                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8212539                              .2500
      131,863.68                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8212543                              .2500
      122,771.66                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000
1



      8212563                              .2500
      137,549.96                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8212567                              .2500
      185,859.21                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8212583                              .2500
      213,431.74                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8212587                              .2500
       80,410.15                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8212613                              .2500
      205,834.29                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8212617                              .2500
      131,826.72                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8212621                              .2500
      199,671.17                          .0500
            7.0000                         .0000
            6.7500                         .1450
            6.5550                         .0000
            6.5550                         .0000

      8212631                              .2500
      193,532.37                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000
1



      8212635                              .2500
       96,336.94                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8212651                              .2500
      343,481.86                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8212657                              .2500
       50,870.72                          .0500
            8.7500                         .0000
            8.5000                         .1450
            8.3050                         .0000
            8.3050                         .0000

      8212663                              .2500
      104,433.37                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8212669                              .2500
      173,122.44                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8212675                              .2500
      122,971.22                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8212685                              .2500
      131,009.77                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8212711                              .2500
      439,719.43                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000
1



      8212717                              .2500
       87,795.40                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8212723                              .2500
      179,435.51                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8212729                              .2500
      148,694.98                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8212735                              .2500
      126,260.82                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8212741                              .2500
      244,407.25                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8212747                              .2500
       56,963.66                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8212759                              .2500
      100,136.11                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8212767                              .2500
       87,263.23                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000
1



      8212773                              .2500
      283,289.61                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8213129                              .2500
       94,768.47                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8213133                              .2500
      160,673.09                          .0500
            7.9900                         .0000
            7.7400                         .1450
            7.5450                         .0000
            7.5450                         .0000

      8213139                              .2500
       66,342.38                          .0500
            7.9900                         .0000
            7.7400                         .1450
            7.5450                         .0000
            7.5450                         .0000

      8213147                              .2500
      127,807.50                          .0500
            7.4500                         .0000
            7.2000                         .1450
            7.0050                         .0000
            7.0050                         .0000

      8213151                              .2500
      140,795.25                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8213155                              .2500
      116,762.41                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000

      8213167                              .2500
      138,777.02                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000
1



      8213173                              .2500
      123,353.65                          .0500
            8.6250                         .0000
            8.3750                         .1450
            8.1800                         .0000
            8.1800                         .0000

      8213175                              .2500
       56,872.91                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8213179                              .2500
       54,066.39                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8213181                              .2500
       95,868.09                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000

      8213183                              .2500
       81,464.76                          .0500
            7.9500                         .0000
            7.7000                         .1450
            7.5050                         .0000
            7.5050                         .0000

      8213185                              .2500
      201,857.43                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8213187                              .2500
      127,305.37                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8213191                              .2500
      154,816.32                          .0500
            8.6250                         .0000
            8.3750                         .1450
            8.1800                         .0000
            8.1800                         .0000
1



      8213197                              .2500
       76,856.37                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000

      8213215                              .2500
       55,960.09                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000

      8213219                              .2500
       89,898.72                          .0500
            8.8750                         .0000
            8.6250                         .1450
            8.4300                         .0000
            8.4300                         .0000

      8213223                              .2500
       72,882.91                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000

      8213227                              .2500
       82,391.70                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8213231                              .2500
      128,154.10                          .0500
            8.2000                         .0000
            7.9500                         .1450
            7.7550                         .0000
            7.7550                         .0000

      8213241                              .2500
      108,824.51                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000

      8213253                              .2500
      231,128.64                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000
1



      8213257                              .2500
      241,648.59                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8213267                              .2500
       79,267.12                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8213273                              .2500
       89,855.63                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000

      8213277                              .2500
       91,890.97                          .0500
            8.6250                         .0000
            8.3750                         .1450
            8.1800                         .0000
            8.1800                         .0000

      8213279                              .2500
      134,459.72                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8213281                              .2500
       60,820.05                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8213287                              .2500
      136,311.50                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8213289                              .2500
      139,207.49                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000
1



      8213291                              .2500
       85,338.74                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000

      8213293                              .2500
      246,003.35                          .0500
            8.6250                         .0000
            8.3750                         .1450
            8.1800                         .0000
            8.1800                         .0000

      8213295                              .2500
       82,917.86                          .0500
            9.4900                         .0000
            9.2400                         .1450
            9.0450                         .0000
            9.0450                         .0000

      8213297                              .2500
      179,786.70                          .0500
            8.6250                         .0000
            8.3750                         .1450
            8.1800                         .0000
            8.1800                         .0000

      8213303                              .2500
      227,514.08                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8213305                              .2500
      198,655.30                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8213307                              .2500
      202,099.90                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8213309                              .2500
       94,846.64                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000
1



      8213311                              .2500
      247,446.25                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8213313                              .2500
      140,795.25                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8213315                              .2500
      145,545.50                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8213319                              .2500
      131,808.31                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8213323                              .2500
       89,755.79                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000

      8213327                              .2500
      173,758.23                          .0500
            8.8750                         .0000
            8.6250                         .1450
            8.4300                         .0000
            8.4300                         .0000

      8213329                              .2500
      174,770.26                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8213333                              .2500
      161,756.37                          .0500
            7.4500                         .0000
            7.2000                         .1450
            7.0050                         .0000
            7.0050                         .0000
1



      8213335                              .2500
      104,359.31                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8213337                              .2500
      109,877.44                          .0500
            9.1250                         .0000
            8.8750                         .1450
            8.6800                         .0000
            8.6800                         .0000

      8213339                              .2500
      135,201.75                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8213341                              .2500
       86,455.37                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000

      8213345                              .2500
      254,552.50                          .0500
            7.9500                         .0000
            7.7000                         .1450
            7.5050                         .0000
            7.5050                         .0000

      8213347                              .2500
      187,865.46                          .0500
            8.7500                         .0000
            8.5000                         .1450
            8.3050                         .0000
            8.3050                         .0000

      8213349                              .2500
       54,932.59                          .0500
            8.6250                         .0000
            8.3750                         .1450
            8.1800                         .0000
            8.1800                         .0000

      8213353                              .2500
      100,474.58                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000
1



      8213359                              .2500
       66,799.39                          .0500
            7.4500                         .0000
            7.2000                         .1450
            7.0050                         .0000
            7.0050                         .0000

      8213363                              .2500
      194,953.31                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000

      8213369                              .2500
      159,767.66                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8213373                              .2500
      123,301.89                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000

      8213375                              .2500
      168,854.50                          .0500
            6.7500                         .0000
            6.5000                         .1450
            6.3050                         .0000
            6.3050                         .0000

      8213377                              .2500
       56,570.33                          .0500
            8.2000                         .0000
            7.9500                         .1450
            7.7550                         .0000
            7.7550                         .0000

      8213383                              .2500
       78,885.28                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8213387                              .2500
      137,829.41                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000
1



      8213389                              .2500
       85,009.64                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8213391                              .2500
       95,346.81                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000

      8213393                              .2500
      227,808.45                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      8213395                              .2500
      113,118.26                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000

      8213397                              .2500
      118,661.87                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8213399                              .2500
      188,751.90                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8213403                              .2500
      111,867.28                          .0500
            8.6250                         .0000
            8.3750                         .1450
            8.1800                         .0000
            8.1800                         .0000

      8213405                              .2500
      130,390.37                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000
1



      8213407                              .2500
      159,681.72                          .0500
            7.9500                         .0000
            7.7000                         .1450
            7.5050                         .0000
            7.5050                         .0000

      8213409                              .2500
      196,384.11                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8213415                              .2500
      128,815.47                          .0500
            7.7000                         .0000
            7.4500                         .1450
            7.2550                         .0000
            7.2550                         .0000

      8213421                              .2500
       74,891.08                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8213425                              .2500
       79,920.82                          .0500
            9.4900                         .0000
            9.2400                         .1450
            9.0450                         .0000
            9.0450                         .0000

      8213427                              .2500
       95,236.54                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8213431                              .2500
       64,309.73                          .0500
            9.3750                         .0000
            9.1250                         .1450
            8.9300                         .0000
            8.9300                         .0000

      8213433                              .2500
       96,844.40                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000
1



      8213435                              .2500
      109,823.55                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000

      8213437                              .2500
      104,857.17                          .0500
            7.9500                         .0000
            7.7000                         .1450
            7.5050                         .0000
            7.5050                         .0000

      8213439                              .2500
      207,717.09                          .0500
            7.9500                         .0000
            7.7000                         .1450
            7.5050                         .0000
            7.5050                         .0000

      8213441                              .2500
      191,721.20                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8213443                              .2500
      176,875.82                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000

      8213445                              .2500
       70,316.58                          .0500
            8.6250                         .0000
            8.3750                         .1450
            8.1800                         .0000
            8.1800                         .0000

      8213447                              .2500
      141,806.86                          .0500
            7.9500                         .0000
            7.7000                         .1450
            7.5050                         .0000
            7.5050                         .0000

      8213451                              .2500
      128,306.74                          .0500
            7.4500                         .0000
            7.2000                         .1450
            7.0050                         .0000
            7.0050                         .0000
1



      8213455                              .2500
       94,862.06                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8213457                              .2500
      182,806.14                          .0500
            7.7000                         .0000
            7.4500                         .1450
            7.2550                         .0000
            7.2550                         .0000

      8213459                              .2500
      119,816.82                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8213461                              .2500
      124,933.48                          .0500
            9.1250                         .0000
            8.8750                         .1450
            8.6800                         .0000
            8.6800                         .0000

      8213463                              .2500
      208,595.23                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8213467                              .2500
      169,727.31                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000

      8213469                              .2500
       41,942.01                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8213473                              .2500
      104,857.17                          .0500
            7.9500                         .0000
            7.7000                         .1450
            7.5050                         .0000
            7.5050                         .0000
1



      8213475                              .2500
      133,824.93                          .0500
            8.8750                         .0000
            8.6250                         .1450
            8.4300                         .0000
            8.4300                         .0000

      8213477                              .2500
      138,905.79                          .0500
            7.9500                         .0000
            7.7000                         .1450
            7.5050                         .0000
            7.5050                         .0000

      8213481                              .2500
      145,111.51                          .0500
            7.4500                         .0000
            7.2000                         .1450
            7.0050                         .0000
            7.0050                         .0000

      8213487                              .2500
       85,461.64                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000

      8213491                              .2500
       74,386.28                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8213495                              .2500
      118,821.05                          .0500
            7.4500                         .0000
            7.2000                         .1450
            7.0050                         .0000
            7.0050                         .0000

      8213499                              .2500
      171,862.45                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000

      8213507                              .2500
      141,893.55                          .0500
            7.4500                         .0000
            7.2000                         .1450
            7.0050                         .0000
            7.0050                         .0000
1



      8213511                              .2500
      174,873.34                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8213515                              .2500
      124,973.18                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8213521                              .2500
      249,676.78                          .0500
            8.2000                         .0000
            7.9500                         .1450
            7.7550                         .0000
            7.7550                         .0000

      8213525                              .2500
       94,184.29                          .0500
            8.2000                         .0000
            7.9500                         .1450
            7.7550                         .0000
            7.7550                         .0000

      8213659                              .2500
      199,843.98                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000

      8213665                              .2500
       56,111.35                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8213667                              .2500
       87,770.99                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8213669                              .2500
       98,940.03                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000
1



      8213671                              .2500
      189,908.98                          .0500
            9.6250                         .0000
            9.3750                         .1450
            9.1800                         .0000
            9.1800                         .0000

      8213673                              .2500
       79,939.13                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8213675                              .2500
       99,681.06                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      8213681                              .2500
      314,766.23                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8213683                              .2500
      119,906.39                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000

      8213685                              .2500
       91,135.63                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8213687                              .2500
       77,545.23                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8213689                              .2500
      130,792.70                          .0500
            7.0000                         .0000
            6.7500                         .1450
            6.5550                         .0000
            6.5550                         .0000
1



      8213691                              .2500
      119,899.18                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      8213695                              .2500
      163,684.39                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8213699                              .2500
      141,589.46                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000

      8213705                              .2500
      159,181.78                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8213713                              .2500
       71,025.20                          .0500
            7.0000                         .0000
            6.7500                         .1450
            6.5550                         .0000
            6.5550                         .0000

      8213719                              .2500
      131,897.03                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000

      8213723                              .2500
      126,995.82                          .0500
            7.0000                         .0000
            6.7500                         .1450
            6.5550                         .0000
            6.5550                         .0000

      8213725                              .2500
      223,807.14                          .0500
            6.7500                         .0000
            6.5000                         .1450
            6.3050                         .0000
            6.3050                         .0000
1



      8213727                              .2500
      203,823.23                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8213729                              .2500
       80,407.46                          .0500
            9.6250                         .0000
            9.3750                         .1450
            9.1800                         .0000
            9.1800                         .0000

      8213737                              .2500
       74,999.64                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8213741                              .2500
      111,067.51                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8214805                              .2500
      123,417.13                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8214807                              .2500
      149,368.10                          .0500
            6.6250                         .0000
            6.3750                         .1450
            6.1800                         .0000
            6.1800                         .0000

      8214809                              .2500
      145,851.14                          .0500
            5.8750                         .0000
            5.6250                         .1450
            5.4300                         .0000
            5.4300                         .0000

      8214815                              .2500
      172,727.88                          .0500
            6.0000                         .0000
            5.7500                         .1450
            5.5550                         .0000
            5.5550                         .0000
1



      8214817                              .2500
       92,937.60                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8214819                              .2500
      106,928.20                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8214821                              .2500
      134,237.35                          .0500
            9.7500                         .0000
            9.5000                         .1450
            9.3050                         .0000
            9.3050                         .0000

      8214823                              .2500
       42,248.04                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8214825                              .2500
       48,366.08                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8214827                              .2500
       83,329.93                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      8214831                              .2500
      120,900.81                          .0500
            7.0000                         .0000
            6.7500                         .1450
            6.5550                         .0000
            6.5550                         .0000

      8214835                              .2500
       69,750.00                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000
1



      8214841                              .2500
      103,415.16                          .0500
            7.0000                         .0000
            6.7500                         .1450
            6.5550                         .0000
            6.5550                         .0000

      8214843                              .2500
      283,533.06                          .0500
            7.0000                         .0000
            6.7500                         .1450
            6.5550                         .0000
            6.5550                         .0000

      8214851                              .2500
      185,079.28                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8214861                              .2500
      199,800.90                          .0500
            6.0000                         .0000
            5.7500                         .1450
            5.5550                         .0000
            5.5550                         .0000

      8214865                              .2500
       93,000.00                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000

      8214871                              .2500
       53,462.24                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8214879                              .2500
       53,855.82                          .0500
            7.0000                         .0000
            6.7500                         .1450
            6.5550                         .0000
            6.5550                         .0000

      8214887                              .2500
       68,350.50                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000
1



      8214891                              .2500
      112,811.92                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000

      8214895                              .2500
       62,985.00                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8214901                              .2500
       71,045.90                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8214903                              .2500
      107,909.27                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      8215021                              .2500
      144,000.00                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      8215163                              .5000
       64,971.19                          .0500
            9.9900                         .0000
            9.4900                         .1450
            9.2950                         .0000
            9.2950                         .0000

      8215203                              .2500
       62,947.07                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      8215209                              .2500
       53,063.46                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000
1



      8215215                              .2500
      127,822.66                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8215221                              .2500
      429,611.28                          .0500
            6.5000                         .0000
            6.2500                         .1450
            6.0550                         .0000
            6.0550                         .0000

      8215227                              .2500
      136,705.86                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8215233                              .2500
       89,836.55                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8215245                              .2500
       30,383.83                          .0500
            9.1250                         .0000
            8.8750                         .1450
            8.6800                         .0000
            8.6800                         .0000

      8215251                              .2500
       43,175.15                          .0500
            8.7500                         .0000
            8.5000                         .1450
            8.3050                         .0000
            8.3050                         .0000

      8215257                              .2500
       98,918.85                          .0500
            7.0000                         .0000
            6.7500                         .1450
            6.5550                         .0000
            6.5550                         .0000

      8215263                              .2500
      124,795.07                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000
1



      8215269                              .2500
       42,374.31                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8215277                              .2500
      140,692.86                          .0500
            7.3750                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000

      8215285                              .2500
      151,872.30                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      8215291                              .2500
       38,671.99                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8215303                              .5000
      120,951.81                          .0500
           10.4900                         .0000
            9.9900                         .1450
            9.7950                         .0000
            9.7950                         .0000

      8215651                              .5000
      232,622.87                          .0500
            9.0000                         .0000
            8.5000                         .1450
            8.3050                         .0000
            8.3050                         .0000

      8216899                              .5000
      208,683.24                          .0500
            7.3750                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000

      8217209                              .5000
      159,659.02                          .0500
            7.7500                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000
1



      8217311                              .5000
      226,882.32                          .0500
            9.2500                         .0000
            8.7500                         .1450
            8.5550                         .0000
            8.5550                         .0000

      8217323                              .5000
       58,920.89                          .0500
            9.9900                         .0000
            9.4900                         .1450
            9.2950                         .0000
            9.2950                         .0000

      8217573                              .2500
    1,472,227.89                          .0500
            6.2500                         .0000
            6.0000                         .1450
            5.8050                         .0000
            5.8050                         .0000

      8217599                              .5000
      115,808.08                          .0500
            8.9900                         .0000
            8.4900                         .1450
            8.2950                         .0000
            8.2950                         .0000

      8217601                              .5000
       64,468.81                          .0500
            7.9900                         .0000
            7.4900                         .1450
            7.2950                         .0000
            7.2950                         .0000

      8217605                              .5000
      172,630.75                          .0500
            9.5400                         .0000
            9.0400                         .1450
            8.8450                         .0000
            8.8450                         .0000

      8217609                              .5000
       42,207.64                          .0500
            9.4300                         .0000
            8.9300                         .1450
            8.7350                         .0000
            8.7350                         .0000

      8217617                              .5000
       85,456.26                          .0500
            8.5000                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000
1



      8217621                              .5000
       89,855.10                          .0500
            9.1000                         .0000
            8.6000                         .1450
            8.4050                         .0000
            8.4050                         .0000

      8217629                              .5000
      149,754.89                          .0500
            9.0500                         .0000
            8.5500                         .1450
            8.3550                         .0000
            8.3550                         .0000

      8217657                              .5000
      179,766.81                          .0500
            8.1900                         .0000
            7.6900                         .1450
            7.4950                         .0000
            7.4950                         .0000

      8218201                              .2500
      204,000.00                          .0500
            6.2500                         .0000
            6.0000                         .1450
            5.8050                         .0000
            5.8050                         .0000

      8219313                              .2500
      209,836.18                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000

      8219333                              .2500
      267,820.19                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8219337                              .2500
      170,885.26                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8219341                              .2500
      180,872.25                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000
1



      8219349                              .2500
      190,960.87                          .0500
            9.7500                         .0000
            9.5000                         .1450
            9.3050                         .0000
            9.3050                         .0000

      8219351                              .2500
      264,771.85                          .0500
            6.7500                         .0000
            6.5000                         .1450
            6.3050                         .0000
            6.3050                         .0000

      8219353                              .2500
      270,248.41                          .0500
            8.8750                         .0000
            8.6250                         .1450
            8.4300                         .0000
            8.4300                         .0000

      8219355                              .2500
      239,035.39                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8219357                              .2500
      206,339.13                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8219359                              .2500
      303,785.44                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8219361                              .2500
      398,688.75                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000

      8220569                              .2500
      135,775.80                          .0500
            9.0000                         .0000
            8.7500                         .1450
            8.5550                         .0000
            8.5550                         .0000
1



      8220573                              .5000
      125,355.29                          .0500
           11.0000                         .0000
           10.5000                         .1450
           10.3050                         .0000
           10.3050                         .0000

      8220577                              .2500
       66,348.20                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000

      8220581                              .2500
      104,456.17                          .0500
           10.2500                         .0000
           10.0000                         .1450
            9.8050                         .0000
            9.8050                         .0000

      8220591                              .2500
      123,428.94                          .0500
            8.7500                         .0000
            8.5000                         .1450
            8.3050                         .0000
            8.3050                         .0000

      8220595                              .5000
      104,500.00                          .0500
           10.2500                         .0000
            9.7500                         .1450
            9.5550                         .0000
            9.5550                         .0000

      8220599                              .2500
       63,618.70                          .0500
            9.5000                         .0000
            9.2500                         .1450
            9.0550                         .0000
            9.0550                         .0000

      8220605                              .2500
      125,815.52                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8220611                              .2500
      167,900.81                          .0500
            8.6250                         .0000
            8.3750                         .1450
            8.1800                         .0000
            8.1800                         .0000
1



      8220619                              .2500
      116,919.48                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8220625                              .2500
       57,918.35                          .0500
            9.0000                         .0000
            8.7500                         .1450
            8.5550                         .0000
            8.5550                         .0000

      8220627                              .2500
       58,363.70                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8220639                              .2500
       74,100.00                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8220643                              .2500
      108,234.39                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8220647                              .2500
       55,994.63                          .0500
            9.5000                         .0000
            9.2500                         .1450
            9.0550                         .0000
            9.0550                         .0000

      8220653                              .5000
       51,625.91                          .0500
            9.7500                         .0000
            9.2500                         .1450
            9.0550                         .0000
            9.0550                         .0000

      8220657                              .2500
      398,561.57                          .0500
            8.9900                         .0000
            8.7400                         .1450
            8.5450                         .0000
            8.5450                         .0000
1



      8220661                              .5000
      204,025.57                          .0500
            8.9900                         .0000
            8.4900                         .1450
            8.2950                         .0000
            8.2950                         .0000

      8220673                              .2500
      265,692.81                          .0500
            8.7500                         .0000
            8.5000                         .1450
            8.3050                         .0000
            8.3050                         .0000

      8220675                              .2500
       94,342.82                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8220691                              .2500
      115,426.15                          .0500
            7.9900                         .0000
            7.7400                         .1450
            7.5450                         .0000
            7.5450                         .0000

      8220697                              .2500
      104,672.57                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8220703                              .2500
       61,671.21                          .0500
            9.7500                         .0000
            9.5000                         .1450
            9.3050                         .0000
            9.3050                         .0000

      8220707                              .2500
      222,434.60                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8220711                              .2500
      108,146.63                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000
1



      8220715                              .2500
       64,989.05                          .0500
            9.7500                         .0000
            9.5000                         .1450
            9.3050                         .0000
            9.3050                         .0000

      8220719                              .2500
      311,829.22                          .0500
            8.9900                         .0000
            8.7400                         .1450
            8.5450                         .0000
            8.5450                         .0000

      8220729                              .2500
       93,995.89                          .0500
            8.7500                         .0000
            8.5000                         .1450
            8.3050                         .0000
            8.3050                         .0000

      8220733                              .2500
       95,147.89                          .0500
            8.9900                         .0000
            8.7400                         .1450
            8.5450                         .0000
            8.5450                         .0000

      8220771                              .2500
      129,117.60                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8220777                              .2500
      111,888.72                          .0500
            8.9900                         .0000
            8.7400                         .1450
            8.5450                         .0000
            8.5450                         .0000

      8220783                              .2500
       91,944.27                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8220793                              .2500
      146,196.74                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000
1



      8220797                              .2500
       60,267.00                          .0500
            8.9900                         .0000
            8.7400                         .1450
            8.5450                         .0000
            8.5450                         .0000

      8220801                              .2500
      206,838.53                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000

      8220805                              .2500
      140,395.73                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8220811                              .2500
      125,827.56                          .0500
            8.7500                         .0000
            8.5000                         .1450
            8.3050                         .0000
            8.3050                         .0000

      8220813                              .2500
      156,672.90                          .0500
            9.5000                         .0000
            9.2500                         .1450
            9.0550                         .0000
            9.0550                         .0000

      8220821                              .2500
      486,559.75                          .0500
            6.5000                         .0000
            6.2500                         .1450
            6.0550                         .0000
            6.0550                         .0000

      8220825                              .2500
      178,360.76                          .0500
            7.2500                         .0000
            7.0000                         .1450
            6.8050                         .0000
            6.8050                         .0000

      8220833                              .2500
      283,261.83                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000
1



      8220841                              .2500
       84,430.60                          .0500
            6.9900                         .0000
            6.7400                         .1450
            6.5450                         .0000
            6.5450                         .0000

      8220847                              .2500
      113,934.41                          .0500
            8.7500                         .0000
            8.5000                         .1450
            8.3050                         .0000
            8.3050                         .0000

      8220851                              .2500
      132,890.77                          .0500
            6.9900                         .0000
            6.7400                         .1450
            6.5450                         .0000
            6.5450                         .0000

      8220857                              .2500
      199,336.15                          .0500
            6.9900                         .0000
            6.7400                         .1450
            6.5450                         .0000
            6.5450                         .0000

      8220861                              .2500
       68,810.39                          .0500
            8.7500                         .0000
            8.5000                         .1450
            8.3050                         .0000
            8.3050                         .0000

      8220865                              .2500
      659,620.28                          .0500
            8.7500                         .0000
            8.5000                         .1450
            8.3050                         .0000
            8.3050                         .0000

      8220869                              .2500
      138,606.75                          .0500
            7.9900                         .0000
            7.7400                         .1450
            7.5450                         .0000
            7.5450                         .0000

      8220873                              .2500
      160,697.46                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000
1



      8220881                              .2500
      118,685.00                          .0500
            8.9900                         .0000
            8.7400                         .1450
            8.5450                         .0000
            8.5450                         .0000

      8220887                              .2500
      139,823.42                          .0500
            8.9900                         .0000
            8.7400                         .1450
            8.5450                         .0000
            8.5450                         .0000

      8220895                              .2500
      319,774.15                          .0500
            7.7500                         .0000
            7.5000                         .1450
            7.3050                         .0000
            7.3050                         .0000

      8220899                              .2500
      119,011.62                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8220915                              .2500
      155,352.46                          .0500
            6.2500                         .0000
            6.0000                         .1450
            5.8050                         .0000
            5.8050                         .0000

      8220917                              .2500
    1,598,444.90                          .0500
            6.1250                         .0000
            5.8750                         .1450
            5.6800                         .0000
            5.6800                         .0000

      8220923                              .2500
      103,878.46                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8220927                              .5000
      179,441.23                          .0500
            8.5000                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000
1



      8220931                              .2500
      299,798.71                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8220941                              .5000
      347,778.09                          .0500
            8.2500                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8220947                              .2500
       94,259.44                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8220953                              .2500
      139,791.55                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8220957                              .2500
      127,112.46                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8220965                              .2500
      285,235.57                          .0500
            6.3750                         .0000
            6.1250                         .1450
            5.9300                         .0000
            5.9300                         .0000

      8220973                              .2500
       53,173.84                          .0500
            9.5000                         .0000
            9.2500                         .1450
            9.0550                         .0000
            9.0550                         .0000

      8220977                              .2500
       55,072.90                          .0500
            9.5000                         .0000
            9.2500                         .1450
            9.0550                         .0000
            9.0550                         .0000
1



      8220981                              .2500
      131,967.92                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8220985                              .2500
      197,371.79                          .0500
            8.7500                         .0000
            8.5000                         .1450
            8.3050                         .0000
            8.3050                         .0000

      8220989                              .2500
      166,151.80                          .0500
            8.6250                         .0000
            8.3750                         .1450
            8.1800                         .0000
            8.1800                         .0000

      8220995                              .2500
      104,439.88                          .0500
            8.7500                         .0000
            8.5000                         .1450
            8.3050                         .0000
            8.3050                         .0000

      8220999                              .2500
      130,310.30                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8221015                              .2500
      215,693.78                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8221019                              .2500
      188,329.59                          .0500
            6.5000                         .0000
            6.2500                         .1450
            6.0550                         .0000
            6.0550                         .0000

      8221025                              .2500
      145,711.62                          .0500
            6.2500                         .0000
            6.0000                         .1450
            5.8050                         .0000
            5.8050                         .0000
1



      8221027                              .2500
       77,150.00                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000

      8221037                              .2500
      497,832.38                          .0500
            9.8750                         .0000
            9.6250                         .1450
            9.4300                         .0000
            9.4300                         .0000

      8221039                              .2500
      195,314.50                          .0500
            6.2500                         .0000
            6.0000                         .1450
            5.8050                         .0000
            5.8050                         .0000

      8221041                              .2500
      233,430.92                          .0500
            7.6250                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8221045                              .2500
      153,801.86                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8221047                              .2500
      110,331.38                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8221051                              .2500
      222,850.38                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8221055                              .2500
      329,694.36                          .0500
            6.3750                         .0000
            6.1250                         .1450
            5.9300                         .0000
            5.9300                         .0000
1



      8221057                              .2500
      185,481.65                          .0500
            8.2500                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8221059                              .2500
      179,879.22                          .0500
            8.0000                         .0000
            7.7500                         .1450
            7.5550                         .0000
            7.5550                         .0000

      8221067                              .2500
      151,056.50                          .0500
            6.2500                         .0000
            6.0000                         .1450
            5.8050                         .0000
            5.8050                         .0000

      8221069                              .2500
      165,497.07                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8221081                              .2500
      213,461.61                          .0500
            7.9900                         .0000
            7.7400                         .1450
            7.5450                         .0000
            7.5450                         .0000

      8221089                              .2500
      187,782.87                          .0500
            8.7500                         .0000
            8.5000                         .1450
            8.3050                         .0000
            8.3050                         .0000

      8221091                              .2500
      110,138.22                          .0500
            8.8750                         .0000
            8.6250                         .1450
            8.4300                         .0000
            8.4300                         .0000

      8221093                              .2500
       97,793.70                          .0500
            8.7500                         .0000
            8.5000                         .1450
            8.3050                         .0000
            8.3050                         .0000
1



      8221095                              .2500
       75,957.39                          .0500
            8.8750                         .0000
            8.6250                         .1450
            8.4300                         .0000
            8.4300                         .0000

      8221097                              .2500
       77,556.50                          .0500
            8.8750                         .0000
            8.6250                         .1450
            8.4300                         .0000
            8.4300                         .0000

      8221101                              .2500
       94,447.03                          .0500
            8.8750                         .0000
            8.6250                         .1450
            8.4300                         .0000
            8.4300                         .0000

      8221103                              .2500
      111,250.66                          .0500
            9.9900                         .0000
            9.7400                         .1450
            9.5450                         .0000
            9.5450                         .0000

      8221105                              .2500
       94,004.94                          .0500
            9.6250                         .0000
            9.3750                         .1450
            9.1800                         .0000
            9.1800                         .0000

      8221109                              .2500
      151,814.85                          .0500
            8.8750                         .0000
            8.6250                         .1450
            8.4300                         .0000
            8.4300                         .0000

      8221111                              .2500
       98,340.39                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8221115                              .2500
      100,534.20                          .0500
            8.1250                         .0000
            7.8750                         .1450
            7.6800                         .0000
            7.6800                         .0000
1



      8221117                              .2500
       65,564.09                          .0500
            8.9900                         .0000
            8.7400                         .1450
            8.5450                         .0000
            8.5450                         .0000

      8221135                              .5000
      137,552.85                          .0500
            7.7500                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8221143                              .2500
      141,464.25                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000

      8221147                              .2500
      166,104.38                          .0500
            8.7500                         .0000
            8.5000                         .1450
            8.3050                         .0000
            8.3050                         .0000

      8221155                              .2500
       71,215.86                          .0500
            9.6250                         .0000
            9.3750                         .1450
            9.1800                         .0000
            9.1800                         .0000

      8221167                              .2500
       28,487.05                          .0500
            9.8750                         .0000
            9.6250                         .1450
            9.4300                         .0000
            9.4300                         .0000

      8221175                              .2500
       53,831.48                          .0500
            7.1250                         .0000
            6.8750                         .1450
            6.6800                         .0000
            6.6800                         .0000

      8221187                              .2500
       43,977.19                          .0500
            9.2500                         .0000
            9.0000                         .1450
            8.8050                         .0000
            8.8050                         .0000
1



      8221193                              .2500
       86,396.27                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8221199                              .2500
       95,046.68                          .0500
            8.8750                         .0000
            8.6250                         .1450
            8.4300                         .0000
            8.4300                         .0000

      8221209                              .2500
      109,338.66                          .0500
            8.8750                         .0000
            8.6250                         .1450
            8.4300                         .0000
            8.4300                         .0000

      8221233                              .2500
       51,279.62                          .0500
           10.5000                         .0000
           10.2500                         .1450
           10.0550                         .0000
           10.0550                         .0000

      8221241                              .2500
      119,080.89                          .0500
            8.8750                         .0000
            8.6250                         .1450
            8.4300                         .0000
            8.4300                         .0000

      8221247                              .2500
      110,134.94                          .0500
            8.6250                         .0000
            8.3750                         .1450
            8.1800                         .0000
            8.1800                         .0000

      8221253                              .2500
       67,866.60                          .0500
            9.5000                         .0000
            9.2500                         .1450
            9.0550                         .0000
            9.0550                         .0000

      8221255                              .2500
       52,218.34                          .0500
            8.5000                         .0000
            8.2500                         .1450
            8.0550                         .0000
            8.0550                         .0000
1



      8221259                              .5000
      134,938.67                          .0500
            9.8750                         .0000
            9.3750                         .1450
            9.1800                         .0000
            9.1800                         .0000

      8221261                              .2500
      127,212.40                          .0500
            7.8750                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8221267                              .2500
       71,967.29                          .0500
            9.8750                         .0000
            9.6250                         .1450
            9.4300                         .0000
            9.4300                         .0000

      8221269                              .2500
       67,942.87                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      8221271                              .2500
      103,885.38                          .0500
            8.3750                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000

      8221273                              .2500
       58,767.88                          .0500
            9.0000                         .0000
            8.7500                         .1450
            8.5550                         .0000
            8.5550                         .0000

      8221277                              .2500
       39,980.33                          .0500
            9.5000                         .0000
            9.2500                         .1450
            9.0550                         .0000
            9.0550                         .0000

      8221283                              .2500
      246,716.77                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000
1



      8221285                              .2500
      111,833.93                          .0500
            8.6250                         .0000
            8.3750                         .1450
            8.1800                         .0000
            8.1800                         .0000

      8221293                              .2500
       86,407.48                          .0500
            9.5000                         .0000
            9.2500                         .1450
            9.0550                         .0000
            9.0550                         .0000

      8221333                              .2500
       63,834.65                          .0500
            9.2500                         .0000
            9.0000                         .1450
            8.8050                         .0000
            8.8050                         .0000

      8221335                              .5000
      166,599.01                          .0500
            8.5000                         .0000
            8.0000                         .1450
            7.8050                         .0000
            7.8050                         .0000

      8221337                              .2500
       75,957.39                          .0500
            8.8750                         .0000
            8.6250                         .1450
            8.4300                         .0000
            8.4300                         .0000

      8221345                              .2500
      187,564.74                          .0500
            9.8750                         .0000
            9.6250                         .1450
            9.4300                         .0000
            9.4300                         .0000

      8221351                              .2500
       84,928.59                          .0500
            6.8750                         .0000
            6.6250                         .1450
            6.4300                         .0000
            6.4300                         .0000

      8227499                              .5000
       65,552.52                          .0500
            7.6250                         .0000
            7.1250                         .1450
            6.9300                         .0000
            6.9300                         .0000
1



      8227531                              .5000
       68,889.27                          .0500
            9.2500                         .0000
            8.7500                         .1450
            8.5550                         .0000
            8.5550                         .0000

      8227551                              .5000
      124,335.51                          .0500
            9.2500                         .0000
            8.7500                         .1450
            8.5550                         .0000
            8.5550                         .0000

      8227553                              .5000
       88,375.51                          .0500
            9.5000                         .0000
            9.0000                         .1450
            8.8050                         .0000
            8.8050                         .0000

      8227569                              .5000
      124,743.70                          .0500
            9.0000                         .0000
            8.5000                         .1450
            8.3050                         .0000
            8.3050                         .0000

      8227571                              .5000
       71,821.18                          .0500
            7.8750                         .0000
            7.3750                         .1450
            7.1800                         .0000
            7.1800                         .0000

      8227573                              .5000
      136,727.20                          .0500
            9.1250                         .0000
            8.6250                         .1450
            8.4300                         .0000
            8.4300                         .0000

      8227575                              .5000
      251,189.35                          .0500
            8.1250                         .0000
            7.6250                         .1450
            7.4300                         .0000
            7.4300                         .0000

      8227577                              .5000
       82,451.29                          .0500
            8.6250                         .0000
            8.1250                         .1450
            7.9300                         .0000
            7.9300                         .0000
1



      8297236                              .2500
      187,349.22                          .0500
            7.5000                         .0000
            7.2500                         .1450
            7.0550                         .0000
            7.0550                         .0000

      8333152                              .2500
      296,518.38                          .0500
            6.2500                         .0000
            6.0000                         .1450
            5.8050                         .0000
            5.8050                         .0000

  TOTAL NUMBER OF LOANS:     1808
  TOTAL BALANCE........:        300,000,710.32


  RUN ON     : 12/24/02            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 08.49.04            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RAMP 2002-RS7        FIXED SUMMARY REPORT      CUTOFF : 12/01/02
  POOL       : 0004652
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM         TO
  -----------------------------------------------------------------------------
  CURR NOTE RATE                        7.7135            4.8750     12.1000
  RFC NET RATE                          7.4326            4.6250     11.6000
  NET MTG RATE(INVSTR RATE)             7.2376            4.4300     11.4050
  POST STRIP RATE                       7.2376            4.4300     11.4050
  SUB SERV FEE                           .2809             .2500      1.2100
  MSTR SERV FEE                          .0500             .0500        .0500
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .1450             .1450       .1450
  SPREAD                                 .0000             .0000       .0000
  STRIP                                  .0000             .0000       .0000







  TOTAL NUMBER OF LOANS:  1808
  TOTAL BALANCE........:     300,000,710.32


                             ***************************
                             *      END OF REPORT      *
                             ***************************
  RUN ON     : 12/24/02           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 08.49.04          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : RAMP 2002-RS7                                  CUTOFF : 12/01/02
  POOL       : 0004652
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ORIG RATE                                      ORIGINAL P+I     LTV
  CURR NET                                       CURRENT P+I
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    4294342          U62/G02             F          135,000.00         ZZ
                                         360        132,952.95          1
                                       8.225          1,011.84         90
                                       7.975          1,011.84
    STOW             OH   44224          2            01/25/01         04
    0432603785                           05           03/01/01         25
    2001233173                           O            02/01/31
    0


    5530590          623/985             F          104,900.00         ZZ
                                         180         90,230.37          1
                                       8.250          1,017.68         75
                                       8.000          1,017.68
    HUDSONVILLE      MI   49426          1            03/27/01         00
    0200979433                           05           05/01/01          0
    5330429                              O            04/01/16
    0


    6109110          U62/G02             F           95,850.00         ZZ
                                         180         91,865.72          1
                                       6.250            821.84         90
                                       6.000            821.84
    MARION           VA   24354          2            11/09/01         23
    0433388675                           05           01/01/02          0
    2001303718                           O            12/01/16
    0


    6386604          L49/G01             F          316,750.00         ZZ
                                         360        313,757.86          1
                                       7.375          2,187.72         91
                                       7.125          2,187.72
    FAIRFIELD        CA   94533          1            11/09/01         11
    0433406964                           05           01/01/02         25
1


    10008047                             O            12/01/31
    0


    6587600          E82/G01             F          260,200.00         ZZ
                                         360        257,359.96          1
                                       6.625          1,666.09         73
                                       6.375          1,666.09
    LOS ANGELES      CA   90004          2            11/13/01         00
    0400522132                           05           01/01/02          0
    0400522132                           O            12/01/31
    0


    7266608          E82/G01             F          603,500.00         ZZ
                                         180        583,335.44          1
                                       6.625          5,298.69         77
                                       6.375          5,298.69
    LUTZ             FL   33549          2            01/04/02         00
    0400521555                           05           03/01/02          0
    4150562                              O            02/01/17
    0


    7353663          E84/G02             F          587,500.00         ZZ
                                         360        583,274.10          2
                                       7.250          4,007.79         80
                                       7.000          4,007.79
    SAN FRANCISCO    CA   94117          2            02/18/02         00
    0433906104                           05           04/01/02          0
    37000775                             O            03/01/32
    0


    7443360          E84/U57             F          441,600.00         ZZ
                                         360        437,345.24          1
                                       7.000          2,937.98         89
                                       6.750          2,937.98
    PORTLAND         OR   97229          2            12/10/01         10
    0433605953                           03           02/01/02         25
    60403458                             O            01/01/32
    0


    7583878          U39/U39             F          508,000.00         ZZ
                                         360        502,428.08          1
                                       6.125          3,086.66         80
                                       5.875          3,086.66
    SUWANEE          GA   30024          1            12/21/01         00
    0011723327                           03           02/01/02          0
    0117233271                           O            01/01/32
    0


1


    7590079          286/286             F          129,000.00         T
                                         240        126,399.90          1
                                       7.500          1,039.22         60
                                       7.250          1,039.22
    MIAMI            FL   33182          2            01/08/02         00
    851568                               05           03/01/02          0
    851568                               O            02/01/22
    0


    7673081          H58/G02             F           75,300.00         ZZ
                                         240         74,315.38          1
                                       7.375            600.87         69
                                       7.125            600.87
    JACKSONVILLE     FL   32219          5            04/18/02         00
    0433985116                           27           06/01/02          0
    93554                                O            05/01/22
    0


    7686585          286/286             F           50,000.00         ZZ
                                         360         49,636.64          1
                                       7.750            358.21         62
                                       7.500            358.21
    CHICAGO          IL   60617          5            01/15/02         00
    736963                               05           03/01/02          0
    736963                               N            02/01/32
    0


    7689221          286/286             F          130,000.00         ZZ
                                         360        129,129.85          1
                                       7.000            864.90         97
                                       6.750            864.90
    GLADEWATER       TX   75647          1            03/27/02         10
    1011108                              05           05/01/02         25
    1011108                              O            04/01/32
    0


    7689245          286/286             F           58,900.00         ZZ
                                         360         58,617.74          1
                                       8.000            432.19         99
                                       7.750            432.19
    DEBARY           FL   32713          1            04/10/02         11
    1085518                              03           06/01/02         25
    1085518                              O            05/01/32
    0


    7704075          E82/G01             F          511,100.00         ZZ
                                         360        506,503.41          1
                                       7.375          3,530.04         87
                                       7.125          3,530.04
1


    NEW YORK         NY   10028          2            05/16/02         04
    0400614012                           06           07/01/02         25
    4699400                              O            06/01/32
    0


    7744063          E82/G02             F           81,350.00         ZZ
                                         360         80,975.01          1
                                       7.125            548.07         74
                                       6.875            548.07
    LAWRENCEVILLE    GA   30043          2            05/30/02         00
    0400633509                           05           08/01/02          0
    1555348                              O            07/01/32
    0


    7786359          286/286             F           95,050.00         ZZ
                                         360         94,473.12          1
                                       7.500            664.61         96
                                       7.250            664.61
    WARNER ROBINS    GA   31088          2            03/15/02         10
    1074411                              05           05/01/02         30
    1074411                              O            04/01/32
    0


    7793383          E45/G02             F           57,000.00         ZZ
                                         360         56,719.95          1
                                       7.875            413.29        100
                                       7.625            413.29
    ORLANDO          FL   32801          1            04/30/02         11
    0434199931                           05           06/01/02         30
    224647                               O            05/01/32
    0


    7804931          E84/U57             F          112,500.00         ZZ
                                         360        112,152.39          2
                                       9.375            935.72         75
                                       8.875            935.72
    WASHINGTON       DC   20011          5            05/29/02         00
    0434205399                           07           07/01/02          0
    66820133                             N            06/01/32
    0


    7807385          E45/U57             F          212,500.00         ZZ
                                         180        208,630.37          1
                                       7.625          1,985.03         85
                                       7.375          1,985.03
    HOMOSASSA        FL   34446          5            05/17/02         11
    0434770053                           03           07/01/02         25
    220238                               O            06/01/17
    0
1




    7812792          286/286             F           99,900.00         ZZ
                                         360         98,835.30          1
                                       6.750            647.95         97
                                       6.500            647.95
    BEND             OR   97707          1            11/16/01         12
    0851565                              03           01/01/02         18
    851565                               O            12/01/31
    0


    7813256          286/286             F          140,650.00         ZZ
                                         360        139,285.10          1
                                       7.250            959.49         97
                                       7.000            959.49
    COLUMBUS         OH   43229          1            12/18/01         10
    0884359                              05           02/01/02         18
    884359                               O            01/01/32
    0


    7828463          738/U57             F           81,600.00         ZZ
                                         360         81,320.37          1
                                       8.875            649.25         85
                                       8.375            649.25
    WILTON MANORS    FL   33334          1            05/22/02         23
    0434803870                           01           07/01/02          0
    40427757                             O            06/01/32
    0


    7885969          E82/G01             F          646,000.00         ZZ
                                         360        643,810.40          1
                                       6.875          4,243.76         65
                                       6.625          4,243.76
    ENCINITAS        CA   92024          2            07/22/02         00
    0400643201                           05           09/01/02          0
    0400643201                           O            08/01/32
    0


    7888989          E82/G01             F          326,000.00         ZZ
                                         360        324,520.32          1
                                       6.750          2,114.43         70
                                       6.500          2,114.43
    EVERGREEN        CO   80439          5            07/26/02         00
    0400656690                           05           09/01/02          0
    0400656690                           O            08/01/32
    0


    7922091          K15/U57             F           90,600.00         ZZ
                                         240         89,615.41          1
1


                                       7.250            716.08         79
                                       7.000            716.08
    GARLAND          NC   28441          5            07/26/02         00
    0434714317                           05           09/01/02          0
    01710501807                          O            08/01/22
    0


    7947383          W82/U57             F           72,000.00         ZZ
                                         360         71,528.69          1
                                       8.875            572.86         90
                                       8.375            572.86
    PHILADELPHIA     PA   19144          5            07/24/02         23
    0434948857                           07           09/01/02          0
    9215020006485                        O            08/01/32
    0


    7958737          964/U56             F          143,450.00         ZZ
                                         360        143,041.09          1
                                       7.750          1,027.69         95
                                       7.500          1,027.69
    NORTH LAS VEGAS  NV   89032          5            07/16/02         12
    0434431946                           05           09/01/02         30
    223338                               O            08/01/32
    0


    8004451          K15/U57             F           78,500.00         ZZ
                                         180         77,719.96          1
                                       6.500            683.82         64
                                       6.000            683.82
    ALBUQUERQUE      NM   87120          5            08/27/02         00
    0434828323                           05           10/01/02          0
    033505302199                         O            09/01/17
    0


    8015853          G34/U57             F          101,000.00         ZZ
                                         360         99,964.34          1
                                       6.500            638.39         72
                                       6.250            638.39
    DENTON           TX   76209          5            12/03/01         00
    0434816682                           05           02/01/02          0
    850211225                            O            01/01/32
    0


    8021127          N67/U56             F           69,200.00         ZZ
                                         360         69,076.56          1
                                       8.625            538.23         80
                                       8.375            538.23
    JONESBORO        GA   30238          2            08/05/02         00
    0434546370                           05           10/01/02          0
1


    3252002426                           O            09/01/32
    0


    8021669          N67/U56             F          104,500.00         ZZ
                                         180        104,256.85          1
                                       8.750            822.11         95
                                       8.500            822.11
    IRVINGTON        NJ   07111          1            07/30/02         01
    0434557021                           05           09/01/02         35
    3265002503                           O            08/01/17
    0


    8021757          N67/U56             F          180,000.00         ZZ
                                         180        178,429.06          1
                                       8.000          1,720.17         79
                                       7.750          1,720.17
    BRONX            NY   10470          5            08/07/02         00
    0434552444                           05           10/01/02          0
    3274002329                           O            09/01/17
    0


    8024871          N67/U56             F          118,710.00         ZZ
                                         180        117,345.09          1
                                       9.000            955.17         90
                                       8.750            955.17
    MENOMONIE        WI   54751          1            07/16/02         10
    0434550604                           05           09/01/02         30
    3265003011A                          O            08/01/17
    0


    8024887          N67/U56             F           95,400.00         ZZ
                                         180         95,011.92          1
                                       8.250            716.71         90
                                       8.000            716.71
    SHEBOYGAN        WI   53081          1            08/07/02         01
    0434550778                           05           10/01/02         30
    3265003162A                          O            09/01/17
    0


    8033115          E45/U57             F          120,600.00         ZZ
                                         360        120,099.94          1
                                       7.000            802.35         90
                                       6.750            802.35
    MOBILE           AL   36695          1            06/05/02         23
    0434579793                           05           08/01/02          0
    217097                               N            07/01/32
    0


1


    8034999          E45/U57             F           41,600.00         ZZ
                                         360         40,493.64          1
                                       6.875            273.28         80
                                       6.625            273.28
    OCALA            FL   34475          1            08/19/02         00
    0434578787                           05           10/01/02          0
    250931                               O            09/01/32
    0


    8042381          W78/U57             F          100,000.00         ZZ
                                         360         99,865.90          1
                                       9.990            876.83        100
                                       9.490            876.83
    GAINSVILLE       GA   30507          2            08/21/02         23
    0434609160                           05           10/01/02          0
    40596316                             O            09/01/32
    0


    8046743          E45/U57             F          278,800.00         ZZ
                                         360        277,890.98          1
                                       6.875          1,831.52         80
                                       6.625          1,831.52
    ROUND HILL       VA   20141          1            08/20/02         00
    0434610911                           03           10/01/02          0
    269192                               O            09/01/32
    0


    8047301          T08/U57             F          111,150.00         ZZ
                                         360        110,732.35          1
                                       7.500            777.18         95
                                       7.250            777.18
    LEESBURG         FL   34788          1            06/28/02         11
    0434582375                           27           08/01/02         30
    11180774                             O            07/01/32
    0


    8047907          E82/G01             F          144,000.00         ZZ
                                         360        143,757.35          1
                                       6.875            945.98         74
                                       6.625            945.98
    WESTON           FL   33326          2            09/16/02         00
    0400667812                           03           11/01/02          0
    0400667812                           O            10/01/32
    0


    8048169          E86/U57             F          407,000.00         ZZ
                                         360        405,863.09          1
                                       6.375          2,539.15         90
                                       6.125          2,539.15
1


    CORONA           CA   92881          1            08/20/02         01
    0434622395                           05           10/01/02         25
    0217688                              O            09/01/32
    0


    8050017          W93/G01             F          240,000.00         ZZ
                                         360        239,595.58          1
                                       6.875          1,576.63         80
                                       6.625          1,576.63
    CHULA VISTA      CA   91910          1            09/10/02         00
    0434899571                           05           11/01/02          0
    1                                    O            10/01/32
    0


    8053901          E86/U57             F          374,500.00         ZZ
                                         360        373,853.31          1
                                       6.750          2,429.00         67
                                       6.500          2,429.00
    NORTHBROOK       IL   60062          2            09/03/02         00
    0434864492                           05           11/01/02          0
    0000206375                           O            10/01/32
    0


    8055511          Q82/U56             F           77,000.00         ZZ
                                         360         76,805.71          1
                                       9.480            646.47        103
                                       8.980            646.47
    JACKSONVILLE     FL   32209          5            07/03/02         23
    0434603478                           05           08/09/02          0
    201002078041                         O            07/09/32
    0


    8055703          601/U57             F          339,300.00         ZZ
                                         360        338,329.14          1
                                       6.250          2,089.13         90
                                       6.000          2,089.13
    BELLINGHAM       WA   98226          1            08/13/02         14
    0434648283                           05           10/01/02         25
    1897082                              O            09/01/32
    0


    8066173          W40/G01             F          258,400.00         ZZ
                                         360        257,931.55          1
                                       6.500          1,633.26         80
                                       6.250          1,633.26
    GRAND RAPIDS     MI   49546          2            09/17/02         00
    0434931002                           29           11/01/02          0
    101010485                            O            10/01/32
    0
1




    8069419          N74/U57             F           85,000.00         ZZ
                                         360         84,797.10          1
                                       8.625            661.12         87
                                       8.125            661.12
    RICHMOND         VA   23231          5            08/20/02         23
    0434635850                           05           09/26/02          0
    0030595010                           O            08/26/32
    0


    8080517          L49/U57             F          359,000.00         ZZ
                                         360        358,248.56          1
                                       5.750          2,095.03         65
                                       5.500          2,095.03
    FULLERTON        CA   92831          2            09/18/02         00
    0434661419                           03           11/01/02          0
    10011086                             O            10/01/32
    0


    8084485          588/G01             F          208,000.00         ZZ
                                         360        207,498.04          1
                                       7.125          1,401.33         80
                                       6.875          1,401.33
    LORTON           VA   22079          1            08/02/02         00
    0434743795                           05           10/01/02          0
    1069140                              O            09/01/32
    0


    8084547          W39/G01             F          112,000.00         ZZ
                                         360        111,820.33          1
                                       7.125            754.57         80
                                       6.875            754.57
    ROUND ROCK       TX   78681          1            10/03/02         00
    0434694964                           05           11/01/02          0
    PNI22549                             O            10/01/32
    0


    8095905          286/286             F           42,500.00         ZZ
                                         360         42,378.83          1
                                       7.750            304.48         85
                                       7.500            304.48
    FLINT            MI   48504          5            07/23/02         11
    1436530                              05           09/01/02         12
    1436530                              N            08/01/32
    0


    8099749          W93/G01             F          224,000.00         ZZ
                                         360        223,797.49          1
1


                                       6.500          1,415.84         80
                                       6.250          1,415.84
    BOISE            ID   83703          1            10/07/02         00
    0434837621                           03           12/01/02          0
    60400357                             O            11/01/32
    0


    8101573          W95/U57             F           50,400.00         ZZ
                                         360         50,357.24          1
                                      12.100            522.31         80
                                      11.600            522.31
    JACKSON          MS   39204          5            08/07/02         00
    0434895025                           05           10/01/02          0
    2292810007669                        O            09/01/32
    0


    8102581          R26/U57             F          133,600.00         ZZ
                                         180        133,135.69          2
                                       5.875          1,118.39         79
                                       5.625          1,118.39
    ANSONIA          CT   06401          5            10/02/02         00
    0434719936                           05           12/01/02          0
    003982                               O            11/01/17
    0


    8103069          Q82/U56             F          174,250.00         ZZ
                                         360        173,978.47          1
                                       9.310          1,441.10         85
                                       8.810          1,441.10
    DEEP GAP         NC   28618          5            08/23/02         23
    0434727699                           05           10/01/02          0
    201002079697                         O            09/01/32
    0


    8104873          E45/U57             F          300,700.00         ZZ
                                         180        298,582.56          1
                                       5.750          2,497.04         79
                                       5.500          2,497.04
    FAIRFAX          VA   22032          2            09/18/02         00
    0434770665                           05           11/01/02          0
    272410                               O            10/01/17
    0


    8105033          E45/U57             F           91,000.00         ZZ
                                         120         89,879.14          1
                                       5.875          1,004.58         57
                                       5.625          1,004.58
    OLATHE           KS   66062          5            09/13/02         00
    0434748083                           05           11/01/02          0
1


    278034                               O            10/01/12
    0


    8106253          E45/U57             F          122,550.00         ZZ
                                         360        122,215.83          1
                                       6.500            774.60         95
                                       6.250            774.60
    HESPERIA         CA   92345          1            08/09/02         11
    0434743787                           05           10/01/02         30
    265298                               O            09/01/32
    0


    8106275          E45/U57             F          129,950.00         ZZ
                                         360        129,720.07          1
                                       6.625            832.08         97
                                       6.375            832.08
    CHICO            CA   95928          1            09/16/02         23
    0434770855                           05           11/01/02          0
    262225                               O            10/01/32
    0


    8106345          E45/U57             F          183,000.00         ZZ
                                         120        180,761.06          3
                                       6.000          2,031.68         36
                                       5.750          2,031.68
    MEDFORD          MA   02155          2            09/12/02         00
    0434748679                           05           11/01/02          0
    265250                               O            10/01/12
    0


    8106371          E45/U57             F           62,500.00         ZZ
                                         360         62,386.70          1
                                       6.500            395.04        100
                                       6.250            395.04
    OCALA            FL   34474          1            09/10/02         11
    0434743613                           03           11/01/02         35
    252606                               O            10/01/32
    0


    8106529          E45/U57             F           85,500.00         ZZ
                                         360         85,230.56          1
                                       8.375            649.86         98
                                       8.125            649.86
    TOWNSEND         GA   31331          2            06/21/02         23
    0434771309                           05           08/01/02          0
    245910                               O            07/01/32
    0


1


    8106573          E45/U57             F           99,000.00         ZZ
                                         360         98,688.30          1
                                       7.250            675.35         90
                                       7.000            675.35
    ATLANTA          GA   30311          1            07/23/02         23
    0434753414                           05           09/01/02          0
    257897                               N            08/01/32
    0


    8106633          E45/U57             F          362,000.00         ZZ
                                         360        361,343.71          1
                                       6.500          2,288.09         61
                                       6.250          2,288.09
    NOVATO           CA   94947          5            09/03/02         00
    0434771523                           05           11/01/02          0
    263501                               O            10/01/32
    0


    8106693          E45/U57             F           60,000.00         ZZ
                                         360         59,915.03          1
                                       7.750            429.85         47
                                       7.500            429.85
    POMPANO BEACH    FL   33064          5            09/17/02         00
    0434743944                           05           11/01/02          0
    270506                               O            10/01/32
    0


    8106699          E45/U57             F          214,303.00         ZZ
                                         360        213,895.26          1
                                       6.250          1,319.50         90
                                       6.000          1,319.50
    MABLETON         GA   30126          1            09/24/02         11
    0434770780                           03           11/01/02         25
    290266                               O            10/01/32
    0


    8107255          R54/U57             F           55,000.00         ZZ
                                         360         54,959.51          1
                                      10.875            518.59        100
                                      10.375            518.59
    DENHAM SPRINGS   LA   70726          1            09/17/02         23
    0434923496                           05           11/01/02          0
    2000004505                           O            10/01/32
    0


    8110237          E22/G01             F           83,200.00         ZZ
                                         360         83,122.94          1
                                       6.375            519.06         80
                                       6.125            519.06
1


    GRAND RAPIDS     MI   49504          1            10/15/02         00
    0414983106                           05           12/01/02          0
    0414983106                           O            11/01/32
    0


    8113355          Q82/U56             F          159,600.00         ZZ
                                         180        159,372.39          1
                                       9.700          1,365.36         95
                                       9.200          1,365.36
    BALLWIN          MO   63021          5            09/10/02         23
    0434907747                           05           10/20/02          0
    221002095959                         O            09/20/17
    0


    8114001          N67/U56             F          185,250.00         ZZ
                                         360        184,974.18          1
                                       7.500          1,295.29         95
                                       7.250          1,295.29
    LITTLE RIVER     SC   29566          1            09/12/02         01
    0434749057                           05           11/01/02         35
    3254002134A                          O            10/01/32
    0


    8114035          N67/U56             F          204,250.00         ZZ
                                         180        204,001.64          1
                                       8.500          1,570.51         95
                                       8.250          1,570.51
    ELK RIVER        MN   55330          1            09/06/02         12
    0434749404                           05           11/01/02         35
    1161001592A                          O            10/01/17
    0


    8114053          N67/U56             F          141,550.00         ZZ
                                         180        141,277.35          1
                                       8.250          1,063.42         95
                                       8.000          1,063.42
    ST. PAUL         MN   55117          1            09/03/02         01
    0434749644                           05           10/01/02         35
    1161001821A                          O            09/01/17
    0


    8114123          N67/U56             F           90,000.00         ZZ
                                         180         89,793.28          1
                                       7.375            621.61         41
                                       7.125            621.61
    ALGONQUIN        IL   60102          1            09/04/02         00
    0434750345                           03           10/01/02          0
    1162000061A                          O            09/01/17
    0
1




    8114159          N67/U56             F          177,350.00         ZZ
                                         180        176,971.86          1
                                       7.250          1,209.84         95
                                       7.000          1,209.84
    AURORA           IL   60504          1            09/11/02         01
    0434750972                           05           11/01/02         35
    1162000391A                          O            10/01/17
    0


    8114207          N67/U56             F          102,500.00         ZZ
                                         180        102,326.32          1
                                       8.875            815.54         95
                                       8.625            815.54
    ADDISON          IL   60101          1            09/05/02         01
    0434751715                           05           10/01/02         35
    3261001544A                          O            09/01/17
    0


    8114209          N67/U56             F          115,000.00         ZZ
                                         180        114,856.55          1
                                       8.375            874.08         89
                                       8.125            874.08
    CHICAGO          IL   60628          1            09/04/02         12
    0434751749                           05           11/01/02         35
    3261001552A                          O            10/01/17
    0


    8114229          N67/U56             F          151,900.00         ZZ
                                         180        151,705.62          2
                                       8.250          1,141.17         70
                                       8.000          1,141.17
    CHICAGO          IL   60639          5            09/03/02         00
    0434752010                           05           11/01/02          0
    3261001779A                          O            10/01/17
    0


    8114235          N67/U56             F          110,700.00         ZZ
                                         180        110,579.55          1
                                       9.375            920.75         90
                                       9.125            920.75
    GRANITE CITY     IL   62040          1            09/12/02         01
    0434752085                           05           11/01/02         30
    3261001817A                          O            10/01/17
    0


    8114241          N67/U56             F           58,400.00         ZZ
                                         180         58,328.99          1
1


                                       8.500            449.05         95
                                       8.250            449.05
    HOMEWOOD         IL   60430          1            09/10/02         01
    0434752150                           05           11/01/02         35
    3261001861A                          O            10/01/17
    0


    8114267          N67/U56             F          259,350.00         ZZ
                                         180        258,628.99          1
                                       7.875          1,880.47         95
                                       7.625          1,880.47
    CHICAGO          IL   60641          1            07/29/02         10
    0434752424                           05           09/01/02         35
    3262002118A                          O            08/01/17
    0


    8114281          N67/U56             F          112,500.00         ZZ
                                         180        112,373.39          2
                                       8.875            895.10         90
                                       8.625            895.10
    CHICAGO          IL   60617          1            09/03/02         10
    0434752606                           05           11/01/02         30
    3262002282A                          O            10/01/17
    0


    8114285          N67/U56             F          329,650.00         ZZ
                                         180        329,217.28          2
                                       8.125          2,447.64         95
                                       7.875          2,447.64
    CHICAGO          IL   60634          1            09/05/02         01
    0434752671                           05           11/01/02         35
    3262002312A                          O            10/01/17
    0


    8114299          N67/U56             F          131,100.00         ZZ
                                         180        130,932.23          1
                                       8.250            984.91         95
                                       8.000            984.91
    DES PLAINES      IL   60016          1            09/04/02         01
    0434752861                           05           11/01/02         35
    3262002494A                          O            10/01/17
    0


    8114309          N67/U56             F           68,000.00         ZZ
                                         180         67,906.09          1
                                       7.875            493.05         85
                                       7.625            493.05
    CHICAGO          IL   60620          1            09/10/02         10
    0434752986                           05           11/01/02         25
1


    3262002556A                          N            10/01/17
    0


    8114311          N67/U56             F          118,750.00         ZZ
                                         180        118,492.42          1
                                       8.750            934.21         95
                                       8.500            934.21
    BELLWOOD         IL   60104          1            09/06/02         10
    0434753000                           05           11/01/02         35
    3262002558A                          O            10/01/17
    0


    8114317          N67/U56             F          182,000.00         ZZ
                                         180        181,761.10          1
                                       8.125          1,351.34         95
                                       7.875          1,351.34
    MOKENA           IL   60448          1            09/09/02         12
    0434753117                           05           11/01/02         35
    3262002624A                          O            10/01/17
    0


    8114319          N67/U56             F          105,500.00         ZZ
                                         180        105,334.90          1
                                       7.250            719.70         80
                                       7.000            719.70
    SCHIILER PARK    IL   60176          1            09/05/02         00
    0434753133                           05           11/01/02          0
    3262002636A                          O            10/01/17
    0


    8114321          N67/U56             F          191,900.00         ZZ
                                         180        191,666.68          1
                                       8.500          1,475.54         95
                                       8.250          1,475.54
    CHICAGO          IL   60639          1            09/11/02         01
    0434753166                           05           11/01/02         35
    3262002639A                          O            10/01/17
    0


    8114343          N67/U56             F          303,050.00         ZZ
                                         180        302,631.53          2
                                       7.875          2,197.32         95
                                       7.625          2,197.32
    CHICAGO          IL   60641          1            09/10/02         10
    0434753430                           05           11/01/02         35
    3262002752A                          O            10/01/17
    0


1


    8114347          N67/U56             F          114,000.00         ZZ
                                         180        113,698.94          2
                                       8.375            866.48         95
                                       8.125            866.48
    AURORA           IL   60505          1            09/06/02         10
    0434753463                           05           11/01/02         35
    3262002810A                          O            10/01/17
    0


    8114357          N67/U56             F          500,000.00         ZZ
                                         180        496,181.27          1
                                       7.375          3,453.38         79
                                       7.125          3,453.38
    TENAFLY          NJ   07670          5            08/29/02         00
    0434756367                           05           10/01/02          0
    3264001002A                          O            09/01/17
    0


    8114367          N67/U56             F          244,600.00         ZZ
                                         180        244,302.59          1
                                       8.500          1,880.76         95
                                       8.250          1,880.76
    BAYONNE          NJ   07002          1            09/06/02         01
    0434756425                           05           11/01/02         35
    3264001167A                          O            10/01/17
    0


    8114379          N67/U56             F          170,905.00         ZZ
                                         180        170,480.88          2
                                       8.500          1,314.11         95
                                       8.250          1,314.11
    CHICAGO          IL   60620          1            07/22/02         01
    0434756490                           05           09/01/02         35
    3265002880A                          O            08/01/17
    0


    8114381          N67/U56             F          232,700.00         ZZ
                                         180        232,099.28          1
                                       8.250          1,748.20         95
                                       8.000          1,748.20
    SCHILLER PARK    IL   60176          1            07/26/02         01
    0434756508                           05           09/01/02         35
    3265003029A                          O            08/01/17
    0


    8114385          N67/U56             F          169,000.00         ZZ
                                         180        168,713.67          2
                                       8.875          1,344.64         95
                                       8.625          1,344.64
1


    CHICAGO          IL   60632          1            08/28/02         01
    0434756524                           05           10/01/02         35
    3265003103A                          O            09/01/17
    0


    8114399          N67/U56             F          300,000.00         ZZ
                                         180        299,404.25          2
                                       8.750          2,360.11         75
                                       8.500          2,360.11
    OAK PARK         IL   60302          5            08/22/02         00
    0434756607                           05           10/01/02          0
    3265003201A                          O            09/01/17
    0


    8114411          N67/U56             F           76,000.00         ZZ
                                         180         75,860.91          1
                                       8.500            584.37         95
                                       8.250            584.37
    CLEVELAND        OH   44127          1            08/16/02         01
    0434756789                           05           10/01/02         35
    3265003230A                          O            09/01/17
    0


    8114453          N67/U56             F          154,800.00         ZZ
                                         180        154,530.84          1
                                       8.750          1,217.82         95
                                       8.500          1,217.82
    CICERO           IL   60804          1            08/29/02         01
    0434756805                           05           10/01/02         35
    3265003234A                          O            09/01/17
    0


    8114459          N67/U56             F          229,900.00         ZZ
                                         180        229,479.19          1
                                       8.500          1,767.74         95
                                       8.250          1,767.74
    LAKE IN THE HIL  IL   60102          1            08/23/02         01
    0434756839                           05           10/01/02         35
    3265003242A                          O            09/01/17
    0


    8114463          N67/U56             F          159,000.00         ZZ
                                         180        158,723.55          1
                                       8.750          1,250.86         94
                                       8.500          1,250.86
    MELROSE PARK     IL   60160          2            08/20/02         01
    0434756854                           05           10/01/02         35
    3265003246A                          O            09/01/17
    0
1




    8114565          N67/U56             F          123,500.00         ZZ
                                         180        123,004.54          1
                                       8.125            916.98         75
                                       7.875            916.98
    GERMAN TOWN      MD   20874          5            08/29/02         00
    0434757852                           03           10/01/02          0
    3274004014A                          O            09/01/17
    0


    8114581          N67/U56             F           86,450.00         ZZ
                                         180         86,291.75          1
                                       8.500            664.73         95
                                       8.250            664.73
    SILVER SPRING    MD   20902          1            09/03/02         01
    0434757936                           05           10/01/02         35
    3274004097A                          O            09/01/17
    0


    8114583          N67/U56             F          104,500.00         ZZ
                                         180        104,276.54          1
                                       7.750            748.65         95
                                       7.500            748.65
    WINDSOR MILL     MD   21244          1            09/05/02         10
    0434757944                           03           10/01/02         35
    3274004099A                          O            09/01/17
    0


    8114601          N67/U56             F          114,000.00         ZZ
                                         180        113,785.95          1
                                       8.375            866.48         95
                                       8.125            866.48
    ROSEDALE         MD   21237          1            09/04/02         01
    0434758108                           05           10/01/02         35
    3274004181A                          O            09/01/17
    0


    8114915          E45/U57             F          470,000.00         ZZ
                                         360        469,127.06          1
                                       6.375          2,932.19         47
                                       6.125          2,932.19
    LAGUNA HILLS     CA   92653          2            09/20/02         00
    0434791554                           03           11/01/02          0
    264780                               O            10/01/32
    0


    8115105          E45/U57             F          418,000.00         ZZ
                                         360        417,223.64          1
1


                                       6.375          2,607.78         80
                                       6.125          2,607.78
    GAITHERSBURG     MD   20882          2            09/27/02         00
    0434792768                           05           11/01/02          0
    285137                               O            10/01/32
    0


    8116615          N67/U56             F           69,350.00         ZZ
                                         180         69,261.26          1
                                       8.250            521.00         95
                                       8.000            521.00
    BELTSVILLE       MD   20705          1            09/27/02         01
    0434750709                           01           11/01/02         35
    3274004465A                          O            10/01/17
    0


    8116645          N67/U56             F           74,100.00         ZZ
                                         180         74,000.23          1
                                       8.000            543.72         95
                                       7.750            543.72
    HYATTSVILLE      MD   20783          1            09/25/02         01
    0434751012                           01           11/01/02         35
    3274004550A                          O            10/01/17
    0


    8116781          N67/U56             F          136,000.00         ZZ
                                         180        135,830.35          2
                                       8.375          1,033.70         80
                                       8.125          1,033.70
    AURORA           IL   60505          5            09/23/02         00
    0434755609                           05           11/01/02          0
    3261001778A                          O            10/01/17
    0


    8116783          N67/U56             F          324,000.00         ZZ
                                         180        323,680.00          1
                                       9.500          2,724.37         90
                                       9.250          2,724.37
    PALISADES PARK   NJ   07650          1            09/30/02         12
    0434755708                           05           11/01/02         30
    3261001803A                          O            10/01/17
    0


    8116785          N67/U56             F           95,000.00         ZZ
                                         180         94,872.08          1
                                       8.000            697.08         80
                                       7.750            697.08
    BLOOMINGTON      IL   61701          5            09/18/02         00
    0434755641                           05           11/01/02          0
1


    3261001818A                          O            10/01/17
    0


    8116787          N67/U56             F          229,000.00         ZZ
                                         180        228,706.95          3
                                       8.250          1,720.40         77
                                       8.000          1,720.40
    KEARNY           NJ   07032          5            09/17/02         00
    0434755658                           05           11/01/02          0
    3261001823A                          O            10/01/17
    0


    8116791          N67/U56             F          188,100.00         ZZ
                                         180        187,840.25          2
                                       7.875          1,363.86         90
                                       7.625          1,363.86
    GUTTENBERG       NJ   07093          1            09/27/02         01
    0434755674                           05           11/01/02         30
    3261001840A                          O            10/01/17
    0


    8116793          N67/U56             F          137,650.00         ZZ
                                         180        137,482.63          1
                                       8.500          1,058.41         95
                                       8.250          1,058.41
    CHICAGO          IL   60626          1            09/27/02         10
    0434755765                           01           11/01/02         35
    3261001842A                          O            10/01/17
    0


    8116797          N67/U56             F          189,900.00         ZZ
                                         180        189,566.19          1
                                       8.375          1,443.38         95
                                       8.125          1,443.38
    MELROSE PARK     IL   60160          1            09/26/02         01
    0434756714                           05           11/01/02         35
    3261001852A                          O            10/01/17
    0


    8116801          N67/U56             F           92,000.00         ZZ
                                         180         91,436.45          1
                                       7.375            846.33         35
                                       7.125            846.33
    MOUNT VERNON     NY   10552          5            09/20/02         00
    0434757076                           05           11/01/02          0
    3261001857A                          O            10/01/17
    0


1


    8116819          N67/U56             F          166,250.00         ZZ
                                         360        166,002.47          1
                                       7.500          1,162.44         95
                                       7.250          1,162.44
    LAREDO           TX   78045          1            09/23/02         01
    0434757266                           03           11/01/02         35
    1161001620A                          O            10/01/32
    0


    8116831          N67/U56             F           64,125.00         ZZ
                                         360         64,034.19          1
                                       7.750            459.40         95
                                       7.500            459.40
    BELLA VISTA      AR   72714          1            09/23/02         10
    0434757373                           05           11/01/02         35
    1161001854A                          O            10/01/32
    0


    8116839          N67/U56             F           93,550.00         ZZ
                                         360         93,436.25          1
                                       8.500            719.32         95
                                       8.250            719.32
    BEAUMONT         TX   77706          1            09/20/02         01
    0434757449                           05           11/01/02         35
    1161002015A                          O            10/01/32
    0


    8116847          N67/U56             F          116,100.00         ZZ
                                         360        115,939.67          1
                                       7.875            841.81         90
                                       7.625            841.81
    SMITHVILLE       MO   64089          2            09/20/02         12
    0434757522                           05           11/01/02         30
    1161002087A                          O            10/01/32
    0


    8116851          N67/U56             F          159,600.00         ZZ
                                         360        159,400.90          1
                                       8.375          1,213.08         95
                                       8.125          1,213.08
    OVERLAND PARK    KS   66207          1            09/26/02         01
    0434757555                           05           11/01/02         35
    1161002120A                          O            10/01/32
    0


    8116855          N67/U56             F           78,750.00         ZZ
                                         360         78,649.23          1
                                       8.250            591.62         90
                                       8.000            591.62
1


    DALE             TX   78616          1            09/24/02         01
    0434757597                           05           11/01/02         35
    1161002146A                          O            10/01/32
    0


    8116859          N67/U56             F          181,250.00         ZZ
                                         360        181,029.61          1
                                       8.500          1,393.66         95
                                       8.250          1,393.66
    PINEHURST        TX   77362          1            09/19/02         01
    0434757621                           03           11/01/02         35
    1161002162A                          O            10/01/32
    0


    8116863          N67/U56             F          104,800.00         ZZ
                                         360        104,585.70          1
                                       7.250            714.92         80
                                       7.000            714.92
    GARLAND          TX   75043          1            09/16/02         00
    0434757662                           05           11/01/02          0
    1161002179A                          O            10/01/32
    0


    8116867          N67/U56             F           52,490.00         ZZ
                                         180         52,157.84          1
                                       7.000            471.79         70
                                       6.750            471.79
    LAREDO           TX   78046          1            09/26/02         00
    0434758637                           03           11/01/02          0
    1161002200A                          O            10/01/17
    0


    8116871          N67/U56             F          201,850.00         ZZ
                                         360        201,578.23          1
                                       8.000          1,481.10         95
                                       7.750          1,481.10
    LAREDO           TX   78041          1            09/26/02         01
    0434757977                           03           11/01/02         35
    1161002201A                          O            10/01/32
    0


    8116875          N67/U56             F           94,050.00         ZZ
                                         360         93,957.12          1
                                       9.500            790.82         90
                                       9.250            790.82
    MCALLEN          TX   78504          1            09/20/02         01
    0434756342                           05           11/01/02         30
    1161002210A                          O            10/01/32
    0
1




    8116895          N67/U56             F          132,900.00         ZZ
                                         360        132,692.03          1
                                       7.250            906.61         75
                                       7.000            906.61
    BLOOMINGTON      MN   55420          1            09/25/02         00
    0434758058                           05           11/01/02          0
    1161002293A                          O            10/01/32
    0


    8116903          N67/U56             F          144,500.00         ZZ
                                         180        143,503.78          1
                                       6.000          1,219.37         80
                                       5.750          1,219.37
    WOODSTOCK        GA   30189          1            09/26/02         00
    0434758827                           03           11/01/02          0
    1162000658A                          O            10/01/17
    0


    8116907          N67/U56             F          343,000.00         ZZ
                                         180        340,651.18          1
                                       6.125          2,917.64         70
                                       5.875          2,917.64
    SCOTTSDALE       AZ   85259          5            09/17/02         00
    0434758090                           03           11/01/02          0
    1760003074A                          O            10/01/17
    0


    8116911          N67/U56             F          500,000.00         ZZ
                                         360        499,002.01          1
                                       6.000          2,997.75         71
                                       5.750          2,997.75
    SCOTTSDALE       AZ   85262          1            09/23/02         00
    0434758116                           03           11/01/02          0
    1760003079A                          O            10/01/32
    0


    8116915          N67/U56             F          381,000.00         ZZ
                                         180        378,401.00          1
                                       6.125          3,240.88         69
                                       5.875          3,240.88
    CAVE CREEK       AZ   85331          2            09/13/02         00
    0434758140                           05           11/01/02          0
    1760003082A                          O            10/01/17
    0


    8116923          N67/U56             F          381,000.00         ZZ
                                         360        380,275.11          1
1


                                       6.250          2,345.88         72
                                       6.000          2,345.88
    SCOTTSDALE       AZ   85262          5            09/18/02         00
    0434758876                           03           11/01/02          0
    1760003127A                          O            10/01/32
    0


    8116927          N67/U56             F          214,050.00         ZZ
                                         360        213,776.07          1
                                       8.250          1,608.09         95
                                       8.000          1,608.09
    RIO RICO         AZ   85648          1            09/24/02         01
    0434758207                           03           11/01/02         35
    1781000321A                          O            10/01/32
    0


    8116939          N67/U56             F          142,000.00         ZZ
                                         360        141,754.79          1
                                       6.750            921.01         77
                                       6.500            921.01
    ARCADIA          FL   34266          5            09/18/02         00
    0434758942                           05           11/01/02          0
    1781002112A                          O            10/01/32
    0


    8116953          N67/U56             F          257,150.00         ZZ
                                         360        256,785.85          1
                                       7.750          1,842.25         95
                                       7.500          1,842.25
    OCOEE            FL   34761          1            09/25/02         01
    0434758983                           03           11/01/02         35
    1781002251A                          O            10/01/32
    0


    8116957          N67/U56             F          136,400.00         ZZ
                                         360        136,211.66          1
                                       7.875            988.99         95
                                       7.625            988.99
    LAS VEGAS        NV   89129          1            09/26/02         01
    0434758256                           03           11/01/02         35
    1781002302A                          O            10/01/32
    0


    8116961          N67/U56             F          118,900.00         ZZ
                                         360        118,713.92          1
                                       7.250            811.11         79
                                       7.000            811.11
    TUCSON           AZ   85710          1            09/23/02         00
    0434759015                           03           11/01/02          0
1


    1781002340A                          O            10/01/32
    0


    8116965          N67/U56             F           98,400.00         ZZ
                                         360         98,260.65          1
                                       7.750            704.95         80
                                       7.500            704.95
    TUCSON           AZ   85743          1            09/26/02         00
    0434758272                           03           11/01/02          0
    1781002449A                          O            10/01/32
    0


    8116969          N67/U56             F          130,000.00         ZZ
                                         360        129,801.55          1
                                       7.375            897.88         51
                                       7.125            897.88
    CAVE CREEK       AZ   85331          5            09/23/02         00
    0434758306                           05           11/01/02          0
    1781002591A                          O            10/01/32
    0


    8116973          N67/U56             F          125,900.00         ZZ
                                         360        125,707.81          1
                                       7.375            869.56         95
                                       7.125            869.56
    EL MIRAGE        AZ   85335          1            09/26/02         10
    0434759064                           03           11/01/02         35
    1781002623A                          O            10/01/32
    0


    8116977          N67/U56             F          124,350.00         ZZ
                                         360        124,182.56          1
                                       8.000            912.44         50
                                       7.750            912.44
    LAS VEGAS        NV   89141          1            09/18/02         00
    0434758330                           03           11/01/02          0
    1781002633A                          O            10/01/32
    0


    8116981          N67/U56             F          217,750.00         ZZ
                                         360        217,417.60          1
                                       7.375          1,503.95         95
                                       7.125          1,503.95
    LAS VEGAS        NV   89148          1            09/25/02         10
    0434759098                           03           11/01/02         35
    1781002640A                          O            10/01/32
    0


1


    8116989          N67/U56             F           68,500.00         ZZ
                                         360         68,381.71          1
                                       6.750            444.29         70
                                       6.500            444.29
    PHOENIX          AZ   85031          5            09/17/02         00
    0434759122                           05           11/01/02          0
    1781003123A                          O            10/01/32
    0


    8116993          N67/U56             F          157,150.00         ZZ
                                         360        156,921.79          1
                                       7.625          1,112.30         95
                                       7.375          1,112.30
    LAS VEGAS        NV   89123          1            09/24/02         10
    0434759130                           03           11/01/02         35
    1781003124A                          O            10/01/32
    0


    8117001          N67/U56             F           90,250.00         ZZ
                                         360         90,137.41          1
                                       8.375            685.97         95
                                       8.125            685.97
    PHOENIX          AZ   85033          1            09/13/02         01
    0434759189                           03           11/01/02         35
    1781003150A                          O            10/01/32
    0


    8117005          N67/U56             F          116,786.00         ZZ
                                         360        116,636.55          1
                                       8.250            877.37         90
                                       8.000            877.37
    PHOENIX          AZ   85041          1            09/18/02         12
    0434759213                           03           11/01/02         30
    1781003154A                          O            10/01/32
    0


    8117019          N67/U56             F          141,550.00         ZZ
                                         360        141,258.76          1
                                       8.000          1,038.64         95
                                       7.750          1,038.64
    PHOENIX          AZ   85053          1            09/16/02         12
    0434759262                           05           11/01/02         35
    1781003183A                          O            10/01/32
    0


    8117023          N67/U56             F           55,200.00         ZZ
                                         180         54,872.79          1
                                       7.750            519.58         80
                                       7.500            519.58
1


    ARIZONA CITY     AZ   85223          2            09/25/02         00
    0434758421                           05           11/01/02          0
    1781003186A                          O            10/01/17
    0


    8117101          N67/U56             F           78,400.00         ZZ
                                         360         78,266.48          1
                                       7.750            561.67         70
                                       7.500            561.67
    PHOENIX          AZ   85042          1            09/20/02         00
    0434759312                           05           11/01/02          0
    1781003208A                          O            10/01/32
    0


    8117105          N67/U56             F          170,050.00         ZZ
                                         360        169,819.80          1
                                       8.000          1,247.77         95
                                       7.750          1,247.77
    ORTING           WA   98360          1            09/26/02         12
    0434759346                           03           11/01/02         35
    1781003234A                          O            10/01/32
    0


    8117113          N67/U56             F          210,950.00         ZZ
                                         360        210,686.86          1
                                       8.375          1,603.37         95
                                       8.125          1,603.37
    SAN ANTONIO      TX   78254          1            09/23/02         01
    0434758488                           03           11/01/02         35
    1781003247A                          O            10/01/32
    0


    8117117          N67/U56             F          205,000.00         ZZ
                                         360        204,730.89          1
                                       8.125          1,522.12         77
                                       7.875          1,522.12
    PHOENIX          AZ   85087          5            09/19/02         00
    0434759411                           05           11/01/02          0
    1781003265A                          O            10/01/32
    0


    8117127          N67/U56             F          128,150.00         ZZ
                                         360        127,968.53          1
                                       7.750            918.08         95
                                       7.500            918.08
    GLENDALE         AZ   85310          1            09/26/02         12
    0434759445                           05           11/01/02         35
    1781003293A                          O            10/01/32
    0
1




    8117129          N67/U56             F           94,050.00         ZZ
                                         360         93,920.12          1
                                       7.875            681.93         95
                                       7.625            681.93
    TUCSON           AZ   85743          1            09/25/02         01
    0434758520                           03           11/01/02         35
    1781003294A                          O            10/01/32
    0


    8117131          N67/U56             F          147,250.00         ZZ
                                         360        147,036.16          1
                                       7.625          1,042.23         95
                                       7.375          1,042.23
    PHOENIX          AZ   85022          1            09/20/02         01
    0434759478                           03           11/01/02         35
    1781003295A                          O            10/01/32
    0


    8117137          N67/U56             F          361,000.00         ZZ
                                         360        359,830.99          1
                                       7.500          2,524.16         95
                                       7.250          2,524.16
    LAS VEGAS        NV   89147          1            09/23/02         01
    0434758579                           03           11/01/02         35
    1162000400A                          O            10/01/32
    0


    8117141          N67/U56             F          212,350.00         ZZ
                                         360        212,025.84          1
                                       7.375          1,466.65         80
                                       7.125          1,466.65
    LAS VEGAS        NV   89130          1            09/18/02         00
    0434758595                           03           11/01/02          0
    1162000408A                          O            10/01/32
    0


    8117143          N67/U56             F          163,400.00         ZZ
                                         360        162,984.82          1
                                       8.125          1,213.24         95
                                       7.875          1,213.24
    NORTH LAS VEGAS  NV   89032          2            09/25/02         01
    0434758611                           05           11/01/02         35
    1162000418A                          O            10/01/32
    0


    8117145          N67/U56             F          125,400.00         ZZ
                                         180        125,217.91          1
1


                                       7.625            887.57         95
                                       7.375            887.57
    CHICAGO          IL   60628          1            09/26/02         12
    0434759585                           05           11/01/02         35
    1162000426A                          O            10/01/17
    0


    8117149          N67/U56             F           50,000.00         ZZ
                                         360         49,937.62          1
                                       8.375            380.04         28
                                       8.125            380.04
    HENDERSON        NV   89074          1            09/26/02         00
    0434758652                           03           11/01/02          0
    1162000472A                          O            10/01/32
    0


    8117155          N67/U56             F          167,850.00         ZZ
                                         360        167,635.20          1
                                       8.250          1,261.00         95
                                       8.000          1,261.00
    LAS VEGAS        NV   89139          1            09/18/02         01
    0434758702                           03           11/01/02         35
    1162000478A                          O            10/01/32
    0


    8117157          N67/U56             F          156,750.00         ZZ
                                         360        156,544.24          1
                                       8.125          1,163.86         95
                                       7.875          1,163.86
    COLORADO SPRING  CO   80920          1            09/24/02         01
    0434759668                           05           11/01/02         35
    1162000487A                          O            10/01/32
    0


    8117161          N67/U56             F           92,950.00         ZZ
                                         360         92,818.36          1
                                       7.750            665.91         75
                                       7.500            665.91
    LAS VEGAS        NV   89122          1            09/18/02         00
    0434758744                           03           11/01/02          0
    1162000507A                          O            10/01/32
    0


    8117165          N67/U56             F          203,800.00         ZZ
                                         360        203,539.20          1
                                       8.250          1,531.08         95
                                       8.000          1,531.08
    PARKER           CO   80134          1            09/23/02         01
    0434758777                           05           11/01/02         35
1


    1162000524A                          O            10/01/32
    0


    8117169          N67/U56             F          163,350.00         ZZ
                                         360        163,124.43          1
                                       7.875          1,184.40         95
                                       7.625          1,184.40
    LAS VEGAS        NV   89123          1            09/26/02         01
    0434758785                           03           11/01/02         35
    1162000527A                          O            10/01/32
    0


    8117171          N67/U56             F          144,900.00         ZZ
                                         360        144,689.59          1
                                       7.625          1,025.59         90
                                       7.375          1,025.59
    LAS VEGAS        NV   89119          5            09/25/02         01
    0434758793                           05           11/01/02         30
    1162000540A                          O            10/01/32
    0


    8117173          N67/U56             F          127,550.00         ZZ
                                         360        127,382.55          1
                                       8.125            947.06         95
                                       7.875            947.06
    LAS VEGAS        NV   89031          1            09/23/02         01
    0434758801                           03           11/01/02         35
    1162000578A                          O            10/01/32
    0


    8117175          N67/U56             F          166,150.00         ZZ
                                         360        165,937.37          1
                                       8.250          1,248.23         95
                                       8.000          1,248.23
    BENNETT          CO   80102          1            09/26/02         01
    0434758819                           05           11/01/02         35
    1162000591A                          O            10/01/32
    0


    8117179          N67/U56             F          109,150.00         ZZ
                                         360        108,999.28          1
                                       7.875            791.41         95
                                       7.625            791.41
    AVONDALE         AZ   85323          1            09/24/02         01
    0434759700                           03           11/01/02         35
    1781003305A                          O            10/01/32
    0


1


    8117181          N67/U56             F          276,000.00         ZZ
                                         360        275,609.14          1
                                       7.750          1,977.30         95
                                       7.500          1,977.30
    LYNNWOOD         WA   98036          1            09/26/02         01
    0434758843                           05           11/01/02         35
    1781003308A                          O            10/01/32
    0


    8117183          N67/U56             F          118,750.00         ZZ
                                         360        118,199.00          1
                                       7.875            861.02         95
                                       7.625            861.02
    PHOENIX          AZ   85053          1            09/26/02         10
    0434759742                           05           11/01/02         35
    1781003319A                          O            10/01/32
    0


    8117185          N67/U56             F          169,500.00         ZZ
                                         360        169,104.29          1
                                       7.750          1,214.32         75
                                       7.500          1,214.32
    SCOTTSDALE       AZ   85254          5            09/24/02         00
    0434758850                           05           11/01/02          0
    1781003325A                          O            10/01/32
    0


    8117187          N67/U56             F          264,550.00         ZZ
                                         360        264,165.83          1
                                       7.625          1,872.47         95
                                       7.375          1,872.47
    CAVE CREEK       AZ   85331          1            09/20/02         01
    0434759775                           03           11/01/02         35
    1781003327A                          O            10/01/32
    0


    8117191          N67/U56             F          104,500.00         ZZ
                                         360        104,359.31          1
                                       8.000            766.78         95
                                       7.750            766.78
    PHOENIX          AZ   85033          1            09/26/02         12
    0434759825                           05           11/01/02         35
    1781003343A                          O            10/01/32
    0


    8117195          N67/U56             F          160,050.00         ZZ
                                         360        159,850.34          1
                                       8.375          1,216.50         95
                                       8.125          1,216.50
1


    GILBERT          AZ   85234          1            09/24/02         01
    0434758868                           05           11/01/02         35
    1781003359A                          O            10/01/32
    0


    8117205          N67/U56             F          167,500.00         ZZ
                                         360        167,274.47          1
                                       8.000          1,229.06         95
                                       7.750          1,229.06
    PHOENIX          AZ   85085          1            09/26/02         01
    0434756540                           03           11/01/02         35
    1781003389A                          O            10/01/32
    0


    8117209          N67/U56             F          120,450.00         ZZ
                                         360        120,287.82          1
                                       8.000            883.82         80
                                       7.750            883.82
    PHOENIX          AZ   85015          1            09/26/02         00
    0434758884                           05           11/01/02          0
    1781003401A                          O            10/01/32
    0


    8117211          N67/U56             F          181,100.00         ZZ
                                         360        180,856.15          1
                                       8.000          1,328.85         95
                                       7.750          1,328.85
    LAVEEN           AZ   85339          1            09/26/02         01
    0434759940                           03           11/01/02         35
    1781003429A                          O            10/01/32
    0


    8117213          N67/U56             F          118,400.00         ZZ
                                         360        118,223.71          1
                                       7.500            827.87         80
                                       7.250            827.87
    PHOENIX          AZ   85015          5            09/25/02         00
    0434758892                           05           11/01/02          0
    1781003430A                          O            10/01/32
    0


    8117215          N67/U56             F           97,600.00         ZZ
                                         360         97,439.52          1
                                       7.000            649.34         80
                                       6.750            649.34
    WEST VALLEY CIT  UT   84120          5            09/25/02         00
    0434759981                           05           11/01/02          0
    1782001074A                          O            10/01/32
    0
1




    8117221          N67/U56             F          245,450.00         ZZ
                                         180        245,111.07          1
                                       7.875          1,779.68         95
                                       7.625          1,779.68
    PLAINFIELD       IL   60544          1            09/27/02         10
    0434760021                           05           11/01/02         35
    1782001570A                          O            10/01/17
    0


    8117223          N67/U56             F          600,000.00         ZZ
                                         360        599,270.47          1
                                       8.500          4,613.48         72
                                       8.250          4,613.48
    SOUTH JORDAN     UT   84095          5            09/25/02         00
    0434760054                           05           11/01/02          0
    1782000737A                          O            10/01/32
    0


    8117225          N67/U56             F           79,200.00         ZZ
                                         360         79,082.07          1
                                       7.500            553.78         80
                                       7.250            553.78
    CARSON CITY      NV   89706          1            09/23/02         00
    0434758926                           05           11/01/02          0
    1782001978A                          O            10/01/32
    0


    8117227          N67/U56             F          158,750.00         ZZ
                                         360        158,466.80          1
                                       8.625          1,234.74         80
                                       8.375          1,234.74
    GOODYEAR         AZ   85338          1            08/15/02         00
    0434760088                           03           10/01/02          0
    1785002530A                          O            09/01/32
    0


    8117229          N67/U56             F          175,280.00         ZZ
                                         360        174,966.18          1
                                       8.500          1,347.75         95
                                       8.250          1,347.75
    GLENDALE         AZ   85303          1            09/03/02         10
    0434760112                           03           11/01/02         35
    1785003048A                          O            10/01/32
    0


    8117233          N67/U56             F          160,550.00         ZZ
                                         360        160,125.63          1
1


                                       8.125          1,192.08         95
                                       7.875          1,192.08
    SCOTIA           PA   18354          1            07/22/02         10
    0434760146                           05           09/01/02         35
    1785003152A                          O            08/01/32
    0


    8117235          N67/U56             F          289,700.00         ZZ
                                         360        288,894.63          1
                                       7.875          2,100.53         95
                                       7.625          2,100.53
    ROSEVILLE        CA   95661          1            07/26/02         01
    0434760153                           05           09/01/02         35
    1785003183A                          O            08/01/32
    0


    8117237          N67/U56             F          167,400.00         ZZ
                                         360        167,101.37          1
                                       8.625          1,302.02         95
                                       8.375          1,302.02
    NORTH LAS VEGAS  NV   89031          1            08/06/02         01
    0434758975                           03           10/01/02         35
    1785003190A                          O            09/01/32
    0


    8117239          N67/U56             F          139,218.00         ZZ
                                         360        137,604.10          1
                                       8.250          1,045.90         95
                                       8.000          1,045.90
    HOUSTON          TX   77095          1            07/31/02         01
    0434758991                           03           09/01/02         35
    1785003196A                          O            08/01/32
    0


    8117241          N67/U56             F          203,900.00         ZZ
                                         360        203,536.26          1
                                       8.625          1,585.91         90
                                       8.375          1,585.91
    FRISCO           TX   75034          1            08/12/02         01
    0434759007                           03           10/01/02         30
    1785003201A                          O            09/01/32
    0


    8117243          N67/U56             F          159,815.00         ZZ
                                         360        159,522.49          1
                                       8.500          1,228.84         95
                                       8.250          1,228.84
    HOUSTON          TX   77089          1            08/16/02         01
    0434759023                           03           10/01/02         35
1


    1785003233A                          O            09/01/32
    0


    8117255          N67/U56             F          147,725.00         ZZ
                                         360        147,526.10          1
                                       8.000          1,083.95         95
                                       7.750          1,083.95
    KISSIMMEE        FL   34741          1            09/26/02         01
    0434760302                           03           11/01/02         35
    3252002422A                          O            10/01/32
    0


    8117257          N67/U56             F          134,100.00         ZZ
                                         360        133,914.82          1
                                       7.875            972.32         90
                                       7.625            972.32
    TALLAHASSEE      FL   32304          1            09/27/02         01
    0434759072                           05           11/01/02         30
    3252002446A                          O            10/01/32
    0


    8117261          N67/U56             F          137,750.00         ZZ
                                         360        137,554.93          1
                                       7.750            986.86         95
                                       7.500            986.86
    BRUNSWICK        GA   31525          4            09/25/02         01
    0434759080                           05           11/01/02         35
    3252002760A                          O            10/01/32
    0


    8117263          N67/U56             F          140,500.00         ZZ
                                         360        140,320.20          1
                                       8.250          1,055.53         95
                                       8.000          1,055.53
    WOODSTOCK        GA   30188          1            09/24/02         12
    0434760377                           05           11/01/02         35
    3252002856A                          O            10/01/32
    0


    8117265          N67/U56             F           76,000.00         ZZ
                                         360         75,902.75          1
                                       8.250            570.96         80
                                       8.000            570.96
    AIKEN            SC   29805          2            09/17/02         00
    0434759106                           05           11/01/02          0
    3252002874A                          O            10/01/32
    0


1


    8117267          N67/U56             F           68,000.00         ZZ
                                         360         67,906.09          1
                                       7.875            493.05         68
                                       7.625            493.05
    JACKSONVILLE     FL   32244          5            09/17/02         00
    0434759114                           03           11/01/02          0
    3252002947A                          O            10/01/32
    0


    8117269          N67/U56             F           83,600.00         ZZ
                                         360         83,481.45          1
                                       8.250            628.06         95
                                       8.000            628.06
    SALISBURY        NC   28146          2            09/16/02         10
    0434760435                           05           11/01/02         35
    3252003019A                          O            10/01/32
    0


    8117271          N67/U56             F          143,200.00         ZZ
                                         360        142,986.78          1
                                       7.500          1,001.28         97
                                       7.250          1,001.28
    VERO BEACH       FL   32962          1            09/27/02         12
    0434760450                           03           11/01/02         35
    3252003080A                          O            10/01/32
    0


    8117277          N67/U56             F           85,000.00         ZZ
                                         360         84,866.98          1
                                       7.250            579.85         90
                                       7.000            579.85
    JACKSONVILLE     FL   32246          5            09/17/02         01
    0434759148                           05           11/01/02         30
    3252003122A                          O            10/01/32
    0


    8117281          N67/U56             F           59,500.00         ZZ
                                         360         59,415.73          1
                                       7.750            426.27         77
                                       7.500            426.27
    COLLEGE PARK     GA   30349          5            09/23/02         00
    0434759171                           05           11/01/02          0
    3252003145A                          O            10/01/32
    0


    8117285          N67/U56             F          109,250.00         ZZ
                                         360        109,095.28          1
                                       7.750            782.68         95
                                       7.500            782.68
1


    DALLAS           GA   30157          1            09/20/02         01
    0434759205                           05           11/01/02         35
    3252003150A                          O            10/01/32
    0


    8117289          N67/U56             F           77,900.00         ZZ
                                         360         77,784.01          1
                                       7.500            544.69         95
                                       7.250            544.69
    ORLANDO          FL   32837          1            09/25/02         01
    0434759221                           03           11/01/02         35
    3252003164A                          O            10/01/32
    0


    8117293          N67/U56             F          137,000.00         ZZ
                                         360        136,763.43          1
                                       6.750            888.58         89
                                       6.500            888.58
    ANDERSON         SC   29625          2            09/23/02         01
    0434759239                           05           11/01/02         30
    3252003200A                          O            10/01/32
    0


    8117299          N67/U56             F           63,000.00         ZZ
                                         360         62,903.82          1
                                       7.375            435.13         80
                                       7.125            435.13
    MELBOURNE        FL   32935          1            09/23/02         00
    0434759270                           05           11/01/02          0
    3252003218A                          O            10/01/32
    0


    8117303          N67/U56             F          139,550.00         ZZ
                                         360        139,366.82          1
                                       8.125          1,036.15         95
                                       7.875          1,036.15
    MONROE           NC   28110          1            09/27/02         10
    0434760682                           05           11/01/02         35
    3252003243A                          O            10/01/32
    0


    8117305          N67/U56             F          305,800.00         ZZ
                                         360        305,277.68          1
                                       7.125          2,060.23         95
                                       6.875          2,060.23
    ACWORTH          GA   30101          1            09/25/02         10
    0434760716                           03           11/01/02         35
    3252003266A                          O            10/01/32
    0
1




    8117307          N67/U56             F          153,900.00         ZZ
                                         360        153,697.98          1
                                       8.125          1,142.70         95
                                       7.875          1,142.70
    DALLAS           GA   30157          1            09/25/02         10
    0434760732                           05           11/01/02         35
    3252003287A                          O            10/01/32
    0


    8117309          N67/U56             F          179,000.00         ZZ
                                         360        178,698.38          1
                                       6.875          1,175.90         76
                                       6.625          1,175.90
    ATLANTA          GA   30341          5            09/25/02         00
    0434759304                           05           11/01/02          0
    3252003290A                          O            10/01/32
    0


    8117311          N67/U56             F           72,000.00         ZZ
                                         360         71,890.16          1
                                       7.875            522.05         68
                                       7.625            522.05
    CANTON           NC   28716          5            09/25/02         00
    0434756680                           05           11/01/02          0
    3252003311A                          O            10/01/32
    0


    8117317          N67/U56             F          123,050.00         ZZ
                                         360        122,871.31          1
                                       7.625            870.94         95
                                       7.375            870.94
    DAVENPORT        FL   33837          1            09/26/02         01
    0434759338                           03           11/01/02         35
    3252003340A                          O            10/01/32
    0


    8117319          N67/U56             F          149,950.00         ZZ
                                         360        149,709.47          1
                                       7.125          1,010.24         41
                                       6.875          1,010.24
    LOXAHATCHEE      FL   33470          5            09/17/02         00
    0434759353                           03           11/01/02          0
    3254001641A                          O            10/01/32
    0


    8117321          N67/U56             F          108,000.00         ZZ
                                         360        107,843.16          1
1


                                       7.625            764.42         84
                                       7.375            764.42
    MURFREESBORO     TN   37130          5            09/18/02         01
    0434759379                           05           11/01/02         25
    3254001756A                          O            10/01/32
    0


    8117325          N67/U56             F           85,850.00         ZZ
                                         360         85,745.62          1
                                       8.500            660.11         75
                                       8.250            660.11
    KNOXVILLE        TN   37919          1            09/26/02         00
    0434759403                           05           11/01/02          0
    3254001891A                          O            10/01/32
    0


    8117327          N67/U56             F           96,000.00         ZZ
                                         360         95,838.24          1
                                       6.875            630.65         82
                                       6.625            630.65
    VAN BUREN        AR   72956          2            09/17/02         10
    0434760880                           05           11/01/02         25
    3254001894A                          O            10/01/32
    0


    8117329          N67/U56             F          108,000.00         ZZ
                                         360        107,865.27          1
                                       8.375            820.88         90
                                       8.125            820.88
    JUPITER          FL   33548          5            09/19/02         01
    0434759429                           03           11/01/02         30
    3254001912A                          O            10/01/32
    0


    8117331          N67/U56             F           82,800.00         ZZ
                                         360         82,691.31          1
                                       8.125            614.79         90
                                       7.875            614.79
    NORTH PORT       FL   34286          5            09/17/02         01
    0434760914                           05           11/01/02         30
    3254001939A                          O            10/01/32
    0


    8117333          N67/U56             F          111,150.00         ZZ
                                         360        110,180.00          1
                                       7.875            805.91         95
                                       7.625            805.91
    ORLANDO          FL   32822          1            09/26/02         10
    0434760948                           05           11/01/02         35
1


    3254001965A                          O            10/01/32
    0


    8117335          N67/U56             F          966,900.00         ZZ
                                         360        965,460.35          1
                                       7.500          6,760.71         68
                                       7.250          6,760.71
    ISLE OF PALMS    SC   29451          5            09/25/02         00
    0434759437                           05           11/01/02          0
    3254002004A                          O            10/01/32
    0


    8117337          N67/U56             F           80,000.00         ZZ
                                         180         79,504.59          1
                                       7.250            730.29         80
                                       7.000            730.29
    CHATTANOOGA      TN   37411          5            09/24/02         00
    0434759452                           05           11/01/02          0
    3254002019A                          O            10/01/17
    0


    8117343          N67/U56             F          389,000.00         ZZ
                                         360        388,344.52          1
                                       6.875          2,555.45         71
                                       6.625          2,555.45
    PUNTA GORDA      FL   33950          5            09/20/02         00
    0434760997                           05           11/01/02          0
    3254002073A                          O            10/01/32
    0


    8117345          N67/U56             F          105,900.00         ZZ
                                         360        105,764.48          1
                                       8.250            795.59         95
                                       8.000            795.59
    CROSS PLAINS     TN   37049          1            09/24/02         01
    0434759486                           05           11/01/02         35
    3254002082A                          O            10/01/32
    0


    8117349          N67/U56             F           82,500.00         ZZ
                                         360         82,261.81          1
                                       7.000            548.87         75
                                       6.750            548.87
    VENICE           FL   34292          5            09/25/02         00
    0434759510                           05           11/01/02          0
    3254002093A                          O            10/01/32
    0


1


    8117353          N67/U56             F          130,500.00         ZZ
                                         360        130,300.79          1
                                       7.375            901.33         90
                                       7.125            901.33
    WEST COLUMBIA    SC   29169          5            09/26/02         01
    0434759536                           03           11/01/02         30
    3254002107A                          O            10/01/32
    0


    8117355          N67/U56             F          119,700.00         ZZ
                                         360        119,507.93          1
                                       7.875            867.91         95
                                       7.625            867.91
    PALM BEACH GARD  FL   33418          1            09/23/02         01
    0434761094                           03           11/01/02         35
    3254002137A                          O            10/01/32
    0


    8117357          N67/U56             F           40,000.00         ZZ
                                         360         39,952.59          1
                                       8.625            311.12         32
                                       8.375            311.12
    NORTH MYRTLE BE  SC   29582          5            09/17/02         00
    0434761110                           03           11/01/02          0
    3254002145A                          O            10/01/32
    0


    8117361          N67/U56             F          127,900.00         ZZ
                                         360        127,678.03          1
                                       6.875            840.21         95
                                       6.625            840.21
    NORCROSS         GA   30071          1            09/26/02         01
    0434759551                           05           11/01/02         35
    3254002153A                          O            10/01/32
    0


    8117363          N67/U56             F          113,050.00         ZZ
                                         360        112,905.32          1
                                       8.250            849.31         95
                                       8.000            849.31
    PALMETTO         FL   34221          1            09/19/02         10
    0434761185                           05           11/01/02         35
    3254002157A                          O            10/01/32
    0


    8117365          N67/U56             F           82,000.00         ZZ
                                         360         81,902.83          1
                                       8.625            637.79         59
                                       8.375            637.79
1


    DORCHESTER       MA   02124          5            09/20/02         00
    0434759569                           01           11/01/02          0
    3254002158A                          O            10/01/32
    0


    8117369          N67/U56             F           66,500.00         ZZ
                                         360         66,408.18          1
                                       7.875            482.17         90
                                       7.625            482.17
    TAMPA            FL   33603          1            09/27/02         01
    0434759577                           05           11/01/02         30
    3254002161A                          O            10/01/32
    0


    8117371          N67/U56             F          185,250.00         ZZ
                                         360        184,987.67          1
                                       7.750          1,327.15         95
                                       7.500          1,327.15
    AUSTELL          GA   30106          1            09/26/02         01
    0434759593                           03           11/01/02         35
    3254002176A                          O            10/01/32
    0


    8117373          N67/U56             F           55,000.00         ZZ
                                         360         54,916.04          1
                                       7.375            379.87         38
                                       7.125            379.87
    SAVANNAH         GA   31410          1            09/23/02         00
    0434761243                           05           11/01/02          0
    3254002191A                          O            10/01/32
    0


    8117375          N67/U56             F          164,350.00         ZZ
                                         360        164,099.13          1
                                       7.375          1,135.12         95
                                       7.125          1,135.12
    LOUISVILLE       TN   37777          2            09/25/02         01
    0434759619                           05           11/01/02         35
    3254002199A                          O            10/01/32
    0


    8117379          N67/U56             F           57,900.00         ZZ
                                         360         57,820.04          1
                                       7.875            419.82         95
                                       7.625            419.82
    SPARTANBURG      SC   29303          1            09/26/02         01
    0434759627                           05           11/01/02         35
    3254002209A                          O            10/01/32
    0
1




    8117411          N67/U56             F           73,600.00         ZZ
                                         360         73,487.64          1
                                       7.375            508.34         80
                                       7.125            508.34
    JOHNS ISLAND     SC   29455          5            09/17/02         00
    0434759635                           05           11/01/02          0
    3254002223A                          O            10/01/32
    0


    8117415          N67/U56             F           93,550.00         ZZ
                                         360         93,424.04          1
                                       8.000            686.44         95
                                       7.750            686.44
    BEAUFORT         SC   29907          1            09/26/02         01
    0434761292                           05           11/01/02         35
    3254002225A                          O            10/01/32
    0


    8117417          N67/U56             F          101,650.00         ZZ
                                         360        101,519.92          1
                                       8.250            763.66         95
                                       8.000            763.66
    WEST PALM BEACH  FL   33415          1            09/30/02         10
    0434761300                           03           11/01/02         35
    3254002230A                          O            10/01/32
    0


    8117421          N67/U56             F          141,050.00         ZZ
                                         360        140,855.22          1
                                       7.875          1,022.71         95
                                       7.625          1,022.71
    COOKEVILLE       TN   38501          1            09/27/02         01
    0434756862                           05           11/01/02         35
    3254002243A                          O            10/01/32
    0


    8117423          N67/U56             F           80,000.00         ZZ
                                         360         79,897.63          1
                                       8.250            601.01         80
                                       8.000            601.01
    TAMPA            FL   33603          5            09/26/02         00
    0434756888                           05           11/01/02          0
    3254002253A                          N            10/01/32
    0


    8117425          N67/U56             F           57,950.00         ZZ
                                         360         57,865.84          1
1


                                       7.625            410.17         95
                                       7.375            410.17
    TAMPA            FL   33603          1            09/26/02         10
    0434761326                           05           11/01/02         35
    3254002254A                          O            10/01/32
    0


    8117429          N67/U56             F          256,400.00         ZZ
                                         360        256,063.43          1
                                       8.125          1,903.76         95
                                       7.875          1,903.76
    POUGHKEEPSIE     NY   12603          1            09/25/02         12
    0434761334                           05           11/01/02         35
    3254002263A                          O            10/01/32
    0


    8117431          N67/U56             F          193,800.00         ZZ
                                         360        193,545.60          1
                                       8.125          1,438.96         95
                                       7.875          1,438.96
    GARNER           NC   27529          1            09/27/02         10
    0434761359                           03           11/01/02         35
    3254002275A                          O            10/01/32
    0


    8117433          N67/U56             F          119,200.00         ZZ
                                         360        119,017.50          1
                                       7.500            833.46         80
                                       7.250            833.46
    MYRTLE BEACH     SC   29577          1            09/20/02         00
    0434756938                           01           11/01/02          0
    3254002298A                          O            10/01/32
    0


    8117435          N67/U56             F          145,350.00         ZZ
                                         360        145,133.58          1
                                       7.500          1,016.31         95
                                       7.250          1,016.31
    LAWRENCEVILLE    GA   30043          1            09/24/02         01
    0434756953                           05           11/01/02         35
    3254002314A                          O            10/01/32
    0


    8117439          N67/U56             F          209,000.00         ZZ
                                         360        208,635.52          1
                                       6.875          1,372.98         95
                                       6.625          1,372.98
    TYBEE ISLAND     GA   31328          1            09/26/02         01
    0434757001                           05           11/01/02         35
1


    3254002318A                          O            10/01/32
    0


    8117445          N67/U56             F          162,000.00         ZZ
                                         360        161,770.58          1
                                       7.750          1,160.59         89
                                       7.500          1,160.59
    LAWRENCEVILLE    GA   30044          5            09/25/02         12
    0434761383                           05           11/01/02         30
    3254002336A                          O            10/01/32
    0


    8117451          N67/U56             F           93,100.00         ZZ
                                         360         92,943.29          1
                                       7.875            675.04         95
                                       7.625            675.04
    DALLAS           GA   30157          1            09/26/02         01
    0434757092                           05           11/01/02         35
    3254002351A                          O            10/01/32
    0


    8117453          N67/U56             F          108,000.00         ZZ
                                         360        107,818.02          1
                                       6.875            709.48         90
                                       6.625            709.48
    VALRICO          FL   33594          5            09/25/02         01
    0434757126                           05           11/01/02         30
    3254002424A                          O            10/01/32
    0


    8117455          N67/U56             F          132,950.00         ZZ
                                         360        132,775.47          1
                                       8.125            987.15         95
                                       7.875            987.15
    RINGGOLD         GA   30736          2            09/25/02         12
    0434761425                           05           11/01/02         35
    3254002474A                          O            10/01/32
    0


    8117457          N67/U56             F          141,925.00         ZZ
                                         360        141,157.27          1
                                       8.375          1,078.73         95
                                       8.125          1,078.73
    SPRING           TX   77388          1            07/30/02         01
    0434757167                           03           09/01/02         35
    3255002660A                          O            08/01/32
    0


1


    8117459          N67/U56             F          109,700.00         ZZ
                                         360        109,438.10          1
                                       8.625            853.24         95
                                       8.375            853.24
    THE WOODLANDS    TX   77382          1            07/10/02         10
    0434761433                           03           09/01/02         35
    3255002919A                          O            08/01/32
    0


    8117463          N67/U56             F          128,250.00         ZZ
                                         360        128,009.18          1
                                       8.375            974.80         95
                                       8.125            974.80
    MIAMI            FL   33177          1            08/30/02         01
    0434757225                           05           10/01/02         35
    3255003040A                          O            09/01/32
    0


    8117465          N67/U56             F          186,700.00         ZZ
                                         360        186,269.92          1
                                       8.375          1,419.05         95
                                       8.125          1,419.05
    ORLANDO          FL   32837          1            08/30/02         01
    0434757241                           03           10/01/02         35
    3255003050A                          O            09/01/32
    0


    8117467          N67/U56             F          125,400.00         ZZ
                                         360        125,108.23          1
                                       8.750            986.53         95
                                       8.500            986.53
    SURPRISE         AZ   85374          1            07/29/02         01
    0434757274                           03           09/01/02         35
    3255003064A                          O            08/01/32
    0


    8117473          N67/U56             F          151,200.00         ZZ
                                         360        150,985.87          1
                                       7.750          1,083.22         90
                                       7.500          1,083.22
    LAWRENCEVILLE    NJ   08648          1            09/25/02         01
    0434757357                           01           11/01/02         30
    3261001964A                          O            10/01/32
    0


    8117475          N67/U56             F          194,750.00         ZZ
                                         360        194,500.78          1
                                       8.250          1,463.09         95
                                       8.000          1,463.09
1


    ENGLEWOOD        NJ   07631          1            09/30/02         10
    0434761466                           05           11/01/02         35
    3261001959A                          O            10/01/32
    0


    8117479          N67/U56             F          378,000.00         ZZ
                                         180        377,437.19          4
                                       7.500          2,643.03         90
                                       7.250          2,643.03
    CHICAGO          IL   60641          1            09/26/02         10
    0434761490                           05           11/01/02         30
    3261001978A                          O            10/01/17
    0


    8117485          N67/U56             F          278,350.00         ZZ
                                         360        277,955.83          1
                                       7.750          1,994.13         95
                                       7.500          1,994.13
    PARAMUS          NJ   07652          1            09/23/02         01
    0434757456                           05           11/01/02         35
    3261002001A                          O            10/01/32
    0


    8117493          N67/U56             F          144,000.00         ZZ
                                         180        143,045.73          1
                                       7.750          1,355.44         76
                                       7.500          1,355.44
    BRICK            NJ   08724          5            09/25/02         00
    0434757563                           05           11/01/02          0
    3261002048A                          O            10/01/17
    0


    8117499          N67/U56             F           52,250.00         ZZ
                                         360         52,192.70          1
                                       9.000            420.42         95
                                       8.750            420.42
    CHICAGO          IL   60623          1            09/24/02         01
    0434757647                           05           11/01/02         35
    3262002131A                          O            10/01/32
    0


    8117501          N67/U56             F           77,600.00         ZZ
                                         360         77,182.59          1
                                       7.500            542.59         80
                                       7.250            542.59
    MISHAWAKA        IN   46544          1            09/23/02         00
    0434757670                           05           11/01/02          0
    3262002134A                          O            10/01/32
    0
1




    8117503          N67/U56             F           92,600.00         ZZ
                                         360         92,250.54          1
                                       7.750            663.40         95
                                       7.500            663.40
    COLUMBUS         OH   43204          1            09/24/02         01
    0434757696                           05           11/01/02         35
    3262002160A                          O            10/01/32
    0


    8117507          N67/U56             F          240,000.00         ZZ
                                         180        239,708.19          2
                                       8.500          1,845.39         71
                                       8.250          1,845.39
    CHICAGO          IL   60639          5            09/20/02         00
    0434759684                           05           11/01/02          0
    3262002316A                          O            10/01/17
    0


    8117509          N67/U56             F          193,500.00         ZZ
                                         360        193,094.12          1
                                       8.750          1,522.27         90
                                       8.500          1,522.27
    ROMEOVILLE       IL   60446          5            09/16/02         01
    0434759692                           05           11/01/02         30
    3262002462A                          O            10/01/32
    0


    8117513          N67/U56             F          190,000.00         ZZ
                                         180        189,744.19          2
                                       8.000          1,394.15         95
                                       7.750          1,394.15
    CHICAGO          IL   60651          1            09/27/02         01
    0434759726                           05           11/01/02         35
    3262002579A                          O            10/01/17
    0


    8117523          N67/U56             F          132,050.00         ZZ
                                         360        131,885.27          1
                                       8.375          1,003.68         95
                                       8.125          1,003.68
    BOLINGBROOK      IL   60440          1            09/24/02         01
    0434759783                           03           11/01/02         35
    3262002609A                          O            10/01/32
    0


    8117527          N67/U56             F          396,000.00         ZZ
                                         360        395,554.36          1
1


                                       8.875          3,150.75         75
                                       8.625          3,150.75
    CHICAGO          IL   60610          5            09/25/02         00
    0434759817                           01           11/01/02          0
    3262002633A                          O            10/01/32
    0


    8117531          N67/U56             F          209,000.00         ZZ
                                         360        208,739.29          1
                                       8.375          1,588.55         95
                                       8.125          1,588.55
    CHICAGO          IL   60634          1            09/30/02         12
    0434761599                           05           11/01/02         35
    3262002688A                          O            10/01/32
    0


    8117535          N67/U56             F          205,650.00         ZZ
                                         180        205,382.18          1
                                       8.500          1,581.27         95
                                       8.250          1,581.27
    LAKE IN THE HIL  IL   60156          1            09/27/02         01
    0434759841                           05           11/01/02         35
    3262002748A                          O            10/01/17
    0


    8117537          N67/U56             F          131,100.00         ZZ
                                         360        130,914.34          1
                                       7.750            939.22         95
                                       7.500            939.22
    FLUSHING         MI   48433          1            09/20/02         01
    0434759866                           01           11/01/02         35
    3262002777A                          O            10/01/32
    0


    8117541          N67/U56             F          104,400.00         ZZ
                                         180        104,248.39          1
                                       7.625            738.94         95
                                       7.375            738.94
    AURORA           IL   60505          1            09/30/02         01
    0434759890                           05           11/01/02         35
    3262002789A                          O            10/01/17
    0


    8117545          N67/U56             F          260,300.00         ZZ
                                         360        258,756.40          1
                                       8.250          1,955.55         95
                                       8.000          1,955.55
    BOLINGBROOK      IL   60440          1            09/27/02         12
    0434761649                           05           11/01/02         35
1


    3262002795A                          O            10/01/32
    0


    8117547          N67/U56             F          132,050.00         ZZ
                                         180        131,863.00          1
                                       7.750            946.02         95
                                       7.500            946.02
    CHICAGO          IL   60632          1            09/25/02         12
    0434761656                           05           11/01/02         35
    3262002805A                          O            10/01/17
    0


    8117549          N67/U56             F          289,750.00         ZZ
                                         360        289,415.38          1
                                       8.750          2,279.46         95
                                       8.500          2,279.46
    LINCOLNWOOD      IL   60712          1            09/27/02         01
    0434759908                           05           11/01/02         35
    3262002818A                          O            10/01/32
    0


    8117557          N67/U56             F          130,150.00         ZZ
                                         180        129,979.15          1
                                       8.125            966.36         95
                                       7.875            966.36
    OAK FOREST       IL   60452          1            09/27/02         01
    0434759957                           05           11/01/02         35
    3262002865A                          O            10/01/17
    0


    8117565          N67/U56             F          166,250.00         ZZ
                                         360        166,026.16          1
                                       8.000          1,219.88         95
                                       7.750          1,219.88
    ROYAL PALM BEAC  FL   33411          1            09/25/02         12
    0434761714                           03           11/01/02         35
    3262002897A                          O            10/01/32
    0


    8117567          N67/U56             F          325,850.00         ZZ
                                         360        325,411.27          1
                                       8.000          2,390.97         95
                                       7.750          2,390.97
    GRANGER          IN   46530          1            09/26/02         12
    0434761722                           05           11/01/02         35
    3262002901A                          O            10/01/32
    0


1


    8117571          N67/U56             F          118,400.00         ZZ
                                         180        118,248.48          1
                                       8.250            889.50         80
                                       8.000            889.50
    LOCKPORT         IL   60441          1            09/30/02         00
    0434760005                           05           11/01/02          0
    3262002924A                          O            10/01/17
    0


    8117577          N67/U56             F          209,000.00         ZZ
                                         360        208,739.29          1
                                       8.375          1,588.55         95
                                       8.125          1,588.55
    HANOVER PARK     IL   60133          1            09/27/02         10
    0434761755                           05           11/01/02         35
    3262002965A                          O            10/01/32
    0


    8117585          N67/U56             F          342,000.00         ZZ
                                         360        341,539.53          2
                                       8.000          2,509.47         95
                                       7.750          2,509.47
    CHICAGO          IL   60631          1            09/26/02         10
    0434761789                           05           11/01/02         35
    3262002976A                          O            10/01/32
    0


    8117591          N67/U56             F           66,000.00         ZZ
                                         180         65,503.81          1
                                       7.625            616.53         42
                                       7.375            616.53
    COLUMBUS         OH   43202          5            09/27/02         00
    0434760096                           05           11/01/02          0
    3262003046A                          N            10/01/17
    0


    8117593          N67/U56             F          216,000.00         ZZ
                                         180        215,737.37          1
                                       8.500          1,660.85         90
                                       8.250          1,660.85
    WHEELING         IL   60090          5            09/25/02         12
    0434761821                           05           11/01/02         30
    3262003058A                          O            10/01/17
    0


    8117601          N67/U56             F           91,200.00         ZZ
                                         360         91,076.23          1
                                       8.125            677.16         95
                                       7.875            677.16
1


    BLAIRSVILLE      PA   15717          2            09/18/02         12
    0434761854                           05           11/01/02         35
    3264001010A                          O            10/01/32
    0


    8117603          N67/U56             F          151,050.00         ZZ
                                         180        150,856.70          1
                                       8.250          1,134.79         95
                                       8.000          1,134.79
    DOVER TOWNSHIP   NJ   08753          1            09/23/02         01
    0434760138                           05           11/01/02         35
    3264001128A                          O            10/01/17
    0


    8117605          N67/U56             F          130,600.00         ZZ
                                         360        130,437.09          1
                                       8.375            992.65         95
                                       8.125            992.65
    BERKELEY TOWNSH  NJ   08721          1            09/24/02         12
    0434761870                           05           11/01/02         35
    3264001146A                          O            10/01/32
    0


    8117611          N67/U56             F          124,750.00         ZZ
                                         360        124,526.17          3
                                       8.500            959.22         51
                                       8.250            959.22
    ELIZABETH        NJ   07206          5            09/23/02         00
    0434760179                           05           11/01/02          0
    3264001205A                          O            10/01/32
    0


    8117613          N67/U56             F          157,500.00         ZZ
                                         360        157,259.58          1
                                       7.375          1,087.81         90
                                       7.125          1,087.81
    UNION            NJ   07083          1            09/23/02         01
    0434760187                           05           11/01/02         30
    3264001251A                          O            10/01/32
    0


    8117619          N67/U56             F          114,000.00         ZZ
                                         360        113,842.58          1
                                       7.875            826.58         95
                                       7.625            826.58
    EGG HARBOR       NJ   08234          1            09/30/02         10
    0434761912                           05           11/01/02         35
    3264001262A                          O            10/01/32
    0
1




    8117621          N67/U56             F          200,450.00         ZZ
                                         360        200,186.86          1
                                       8.125          1,488.34         95
                                       7.875          1,488.34
    GLOUCESTER TOWN  NJ   08081          1            09/23/02         01
    0434760203                           05           11/01/02         35
    3264001265A                          O            10/01/32
    0


    8117627          N67/U56             F          110,200.00         ZZ
                                         360        110,000.47          1
                                       8.250            827.90         95
                                       8.000            827.90
    JACKSON          NJ   08527          1            09/27/02         12
    0434761938                           01           11/01/02         35
    3264001277A                          O            10/01/32
    0


    8117629          N67/U56             F          260,000.00         ZZ
                                         360        259,563.33          1
                                       7.000          1,729.79         73
                                       6.750          1,729.79
    HAZLET           NJ   07730          5            09/24/02         00
    0434760211                           05           11/01/02          0
    3264001290A                          O            10/01/32
    0


    8117633          N67/U56             F          134,900.00         ZZ
                                         180        134,718.36          1
                                       8.000            989.85         95
                                       7.750            989.85
    ABERDEEN         NJ   07747          1            09/25/02         01
    0434760245                           05           11/01/02         35
    3264001333A                          O            10/01/17
    0


    8117635          N67/U56             F          138,985.00         ZZ
                                         180        138,717.28          1
                                       8.250          1,044.15         95
                                       8.000          1,044.15
    TOWNSHIP OF MAN  NJ   07865          1            08/30/02         01
    0434760252                           05           10/01/02         35
    3265002787A                          O            09/01/17
    0


    8117637          N67/U56             F          167,200.00         ZZ
                                         180        166,635.99          1
1


                                       8.500          1,285.62         95
                                       8.250          1,285.62
    GLENDALE HEIGHT  IL   60139          1            06/14/02         01
    0434761979                           05           08/01/02         35
    3265002817A                          O            07/01/17
    0


    8117651          N67/U56             F          110,500.00         ZZ
                                         180        110,292.52          3
                                       8.375            839.88         85
                                       8.125            839.88
    CHICAGO          IL   60628          1            08/28/02         01
    0434760286                           05           10/01/02         25
    3265003248A                          N            09/01/17
    0


    8117693          N67/U56             F           79,800.00         ZZ
                                         180         79,692.55          1
                                       8.000            585.55         95
                                       7.750            585.55
    CHICAGO          IL   60619          1            09/12/02         01
    0434760310                           05           11/01/02         35
    3265003311A                          O            10/01/17
    0


    8117695          N67/U56             F          138,750.00         ZZ
                                         360        138,589.76          1
                                       8.750          1,091.55         75
                                       8.500          1,091.55
    CHICAGO          IL   60624          5            09/16/02         00
    0434760328                           01           11/01/02          0
    3265003317A                          N            10/01/32
    0


    8117697          N67/U56             F          160,550.00         ZZ
                                         360        160,279.24          1
                                       8.125          1,192.08         95
                                       7.875          1,192.08
    ILLINOIS         IL   60181          1            09/18/02         01
    0434760336                           05           11/01/02         35
    3265003319A                          O            10/01/32
    0


    8117699          N67/U56             F          192,000.00         ZZ
                                         180        191,729.83          2
                                       7.875          1,392.13         77
                                       7.625          1,392.13
    CHICAGO          IL   60639          5            09/16/02         00
    0434760344                           05           11/01/02          0
1


    3265003321A                          O            10/01/17
    0


    8117701          N67/U56             F          135,000.00         ZZ
                                         180        134,797.95          1
                                       8.375          1,026.10         90
                                       8.125          1,026.10
    VILLA PARK       IL   60181          5            09/10/02         01
    0434760351                           03           11/01/02         30
    3265003323A                          O            10/01/17
    0


    8117705          N67/U56             F          409,500.00         ZZ
                                         180        408,948.63          2
                                       8.000          3,004.77         90
                                       7.750          3,004.77
    CHICAGO          IL   60626          1            09/13/02         01
    0434760393                           05           11/01/02         30
    3265003327A                          O            10/01/17
    0


    8117709          N67/U56             F          124,900.00         ZZ
                                         180        124,678.16          1
                                       8.500            960.37         95
                                       8.250            960.37
    ROLLING MEADOWS  IL   60008          1            09/11/02         01
    0434760419                           01           11/01/02         35
    3265003338A                          O            10/01/17
    0


    8117711          N67/U56             F          360,000.00         ZZ
                                         360        359,577.77          2
                                       8.875          2,864.32         93
                                       8.625          2,864.32
    DORCHESTER       MA   02124          1            09/24/02         01
    0434760427                           05           11/01/02         35
    3274001636A                          O            10/01/32
    0


    8117715          N67/U56             F          119,700.00         ZZ
                                         360        119,538.82          1
                                       8.000            878.32         90
                                       7.750            878.32
    FALL RIVER       MA   02720          1            09/25/02         01
    0434760468                           01           11/01/02         30
    3274002966A                          O            10/01/32
    0


1


    8117717          N67/U56             F          193,700.00         ZZ
                                         360        193,418.71          1
                                       7.625          1,371.00         90
                                       7.375          1,371.00
    STEVENSVILLE     MD   21666          2            09/17/02         01
    0434760476                           03           11/01/02         30
    3274003032A                          O            10/01/32
    0


    8117719          N67/U56             F          223,000.00         ZZ
                                         360        222,728.85          1
                                       8.500          1,714.68         90
                                       8.250          1,714.68
    SAINT FRANCIS    MN   55070          5            09/24/02         12
    0434762043                           05           11/01/02         30
    3274003033A                          O            10/01/32
    0


    8117735          N67/U56             F          288,400.00         ZZ
                                         360        288,021.42          1
                                       8.125          2,141.36         70
                                       7.875          2,141.36
    TEANECK          NJ   07666          5            09/20/02         00
    0434760526                           05           11/01/02          0
    3274003728A                          O            10/01/32
    0


    8117739          N67/U56             F          318,250.00         ZZ
                                         360        317,832.23          1
                                       8.125          2,363.00         95
                                       7.875          2,363.00
    WOODSIDE         NY   11377          1            09/25/02         10
    0434762076                           05           11/01/02         35
    3274003779A                          O            10/01/32
    0


    8117751          N67/U56             F          279,900.00         ZZ
                                         360        279,439.80          1
                                       7.000          1,862.18         80
                                       6.750          1,862.18
    ALEXANDRIA       VA   22306          1            09/25/02         00
    0434760575                           05           11/01/02          0
    3274004618A                          O            10/01/32
    0


    8117753          N67/U56             F           90,900.00         ZZ
                                         360         90,783.68          3
                                       8.250            682.90         90
                                       8.000            682.90
1


    HOLYOKE          MA   01040          1            09/25/02         12
    0434762092                           05           11/01/02         30
    3274004651A                          O            10/01/32
    0


    8117757          N67/U56             F          121,500.00         ZZ
                                         180        121,336.42          1
                                       8.000            891.52         90
                                       7.750            891.52
    OLD BRIDGE       NJ   08879          5            09/25/02         10
    0434762100                           05           11/01/02         30
    3274004669A                          O            10/01/17
    0


    8117759          N67/U56             F          132,900.00         ZZ
                                         180        132,711.80          1
                                       7.750            952.11         95
                                       7.500            952.11
    SYKESVILLE       MD   21784          1            09/27/02         01
    0434760583                           05           11/01/02         35
    3274004675A                          O            10/01/17
    0


    8117761          N67/U56             F          163,850.00         ZZ
                                         360        163,640.32          1
                                       8.250          1,230.95         95
                                       8.000          1,230.95
    WOODBRIDGE       VA   22191          1            09/27/02         01
    0434760591                           05           11/01/02         35
    3274004678A                          O            10/01/32
    0


    8117765          N67/U56             F          216,600.00         ZZ
                                         360        216,308.37          1
                                       8.000          1,589.33         95
                                       7.750          1,589.33
    WOONSOCKET       RI   02895          1            09/26/02         01
    0434760625                           05           11/01/02         35
    3274004718A                          O            10/01/32
    0


    8117767          N67/U56             F          169,300.00         ZZ
                                         180        169,066.22          1
                                       7.875          1,227.54         90
                                       7.625          1,227.54
    MECHANICSVILLE   MD   20659          1            09/26/02         01
    0434760633                           03           11/01/02         30
    3274004782A                          O            10/01/17
    0
1




    8117769          N67/U56             F          128,000.00         ZZ
                                         360        127,818.73          1
                                       7.750            917.01         79
                                       7.500            917.01
    VIRGINIA BEACH   VA   23455          2            09/25/02         00
    0434760641                           05           11/01/02          0
    3274004790A                          O            10/01/32
    0


    8117771          N67/U56             F          277,250.00         ZZ
                                         360        276,867.15          1
                                       7.875          2,010.25         90
                                       7.625          2,010.25
    GAINESVILLE      VA   20155          1            09/27/02         01
    0434760658                           03           11/01/02         30
    3274004848A                          O            10/01/32
    0


    8117773          N67/U56             F          154,850.00         ZZ
                                         360        154,566.56          1
                                       8.500          1,190.67         95
                                       8.250          1,190.67
    UPPER MARLBORO   MD   20774          1            09/05/02         01
    0434760666                           05           10/01/02         35
    3275002805A                          O            09/01/32
    0


    8117775          N67/U56             F          228,000.00         ZZ
                                         360        227,560.82          1
                                       8.250          1,712.89         80
                                       8.000          1,712.89
    SOUTH ORLEANS    MA   02653          5            08/28/02         00
    0434760674                           05           10/01/02          0
    3275002806A                          O            09/01/32
    0


    8117777          N67/U56             F          170,700.00         ZZ
                                         360        170,065.03          1
                                       7.625          1,208.20         95
                                       7.375          1,208.20
    ROOSEVELT        NY   11575          1            08/30/02         01
    0434760690                           05           10/01/02         35
    3275002817A                          O            09/01/32
    0


    8117783          N67/U56             F           93,100.00         ZZ
                                         360         92,938.12          1
1


                                       8.750            732.42         95
                                       8.500            732.42
    VIRGINIA BEACH   VA   23462          1            08/30/02         01
    0434760740                           03           10/01/02         35
    3275002882A                          O            09/01/32
    0


    8117785          N67/U56             F          316,000.00         ZZ
                                         360        315,421.61          1
                                       8.500          2,429.77         80
                                       8.250          2,429.77
    RESTON           VA   20191          5            08/30/02         00
    0434760765                           05           10/01/02          0
    3275002883A                          O            09/01/32
    0


    8117787          N67/U56             F          261,250.00         ZZ
                                         360        260,679.14          1
                                       7.625          1,849.11         95
                                       7.375          1,849.11
    FREMONT          NH   03044          1            08/30/02         12
    0434762126                           05           10/01/02         35
    3275002899A                          O            09/01/32
    0


    8117791          N67/U56             F          187,000.00         T
                                         360        186,714.55          1
                                       7.375          1,291.56         79
                                       7.125          1,291.56
    GLENDALE         AZ   85310          1            09/24/02         00
    0434760781                           03           11/01/02          0
    1781002775A                          O            10/01/32
    0


    8117799          N67/U56             F          993,750.00         ZZ
                                         360        992,075.48          1
                                       6.875          6,528.23         75
                                       6.625          6,528.23
    SAN MARINO       CA   91108          1            09/24/02         00
    0434760815                           05           11/01/02          0
    1781002833A                          O            10/01/32
    0


    8117801          N67/U56             F          163,850.00         ZZ
                                         360        163,263.32          1
                                       7.125          1,103.89         95
                                       6.875          1,103.89
    MESA             AZ   85208          1            09/25/02         10
    0434762142                           05           11/01/02         35
1


    1781002837A                          O            10/01/32
    0


    8117803          N67/U56             F          183,500.00         ZZ
                                         360        183,046.54          1
                                       7.750          1,314.62         92
                                       7.500          1,314.62
    ENFIELD          CT   06082          2            09/23/02         10
    0434762159                           05           11/01/02         35
    1781002873A                          O            10/01/32
    0


    8117809          N67/U56             F          111,600.00         ZZ
                                         360        111,453.50          1
                                       8.125            828.63         95
                                       7.875            828.63
    PHOENIX          AZ   85037          1            09/24/02         01
    0434760831                           05           11/01/02         35
    1781002913A                          O            10/01/32
    0


    8117811          N67/U56             F          189,250.00         ZZ
                                         360        188,975.19          1
                                       7.625          1,339.50         80
                                       7.375          1,339.50
    PEORIA           AZ   85382          1            09/23/02         00
    0434760849                           03           11/01/02          0
    1781002915A                          O            10/01/32
    0


    8117815          N67/U56             F          217,000.00         ZZ
                                         360        216,643.21          1
                                       7.000          1,443.71         70
                                       6.750          1,443.71
    SAN DIEGO        CA   92173          1            09/16/02         00
    0434760864                           05           11/01/02          0
    1781003038A                          O            10/01/32
    0


    8117819          N67/U56             F          107,350.00         ZZ
                                         360        107,138.39          1
                                       8.125            797.07         95
                                       7.875            797.07
    PHOENIX          AZ   85037          1            09/12/02         01
    0434760872                           03           11/01/02         35
    1781003059A                          O            10/01/32
    0


1


    8117821          N67/U56             F          628,000.00         ZZ
                                         360        627,110.66          1
                                       7.750          4,499.07         80
                                       7.500          4,499.07
    CAVE CREEK       AZ   85331          5            09/24/02         00
    0434760898                           05           11/01/02          0
    1781003074A                          O            10/01/32
    0


    8117823          N67/U56             F          373,600.00         ZZ
                                         360        373,084.09          1
                                       7.875          2,708.86         80
                                       7.625          2,708.86
    SCOTTSDALE       AZ   85259          1            09/16/02         00
    0434760906                           03           11/01/02          0
    1781003076A                          N            10/01/32
    0


    8117829          N67/U56             F           96,000.00         ZZ
                                         180         95,399.02          1
                                       7.125            869.60         90
                                       6.875            869.60
    PHOENIX          AZ   85009          5            09/17/02         01
    0434760955                           05           11/01/02         30
    1781002854A                          O            10/01/17
    0


    8117837          N67/U56             F          171,000.00         ZZ
                                         360        170,757.86          1
                                       7.750          1,225.06         95
                                       7.500          1,225.06
    GLENDALE         AZ   85310          1            09/20/02         10
    0434762183                           05           11/01/02         35
    1781003200A                          O            10/01/32
    0


    8117839          N67/U56             F          118,750.00         ZZ
                                         360        118,601.86          1
                                       8.375            902.59         95
                                       8.125            902.59
    TAMPA            FL   33625          1            09/27/02         01
    0434760963                           05           11/01/02         35
    3254001364A                          O            10/01/32
    0


    8117895          F34/G01             F          381,500.00         ZZ
                                         360        380,791.44          1
                                       6.375          2,380.06         80
                                       6.125          2,380.06
1


    MANASSAS         VA   20112          1            09/30/02         00
    0434837118                           03           11/01/02          0
    13209012                             O            10/01/32
    0


    8123563          K15/U57             F           93,400.00         ZZ
                                         360         93,308.73          1
                                       9.551            788.84        100
                                       9.051            788.84
    PENSACOLA        FL   32503          5            09/12/02         23
    0434800801                           05           11/01/02          0
    009305314550                         O            10/01/32
    0


    8123635          K15/U57             F          134,900.00         ZZ
                                         360        134,747.40          1
                                       8.850          1,070.91         95
                                       8.350          1,070.91
    SUFFOLK          VA   23437          5            09/09/02         23
    0434799581                           05           11/01/02          0
    042500108734                         O            10/01/32
    0


    8123641          K15/U57             F          257,400.00         ZZ
                                         360        257,016.75          1
                                       7.500          1,799.78        100
                                       7.000          1,799.78
    CALUMET CITY     IL   60409          1            09/23/02         23
    0434816880                           05           11/01/02          0
    046000108769                         O            10/01/32
    0


    8123683          K15/U57             F           95,000.00         ZZ
                                         360         94,910.99          1
                                       9.750            816.20         97
                                       9.250            816.20
    COLUMBUS         GA   31909          1            09/09/02         23
    0434811188                           05           11/01/02          0
    042000109156                         O            10/01/32
    0


    8123711          K15/U57             F           63,700.00         ZZ
                                         360         63,620.94          1
                                       8.400            485.29         85
                                       7.900            485.29
    SEAFORD          DE   19973          5            09/24/02         23
    0434802658                           05           11/01/02          0
    052000109339                         O            10/01/32
    0
1




    8123735          K15/U57             F          100,800.00         ZZ
                                         360        100,703.55          1
                                       9.650            858.63         90
                                       9.150            858.63
    ELLENDALE        DE   19941          5            09/17/02         23
    0434799557                           05           11/01/02          0
    052000109468                         O            10/01/32
    0


    8123749          K15/U57             F           43,500.00         ZZ
                                         360         43,470.36          1
                                      11.230            421.84         75
                                      10.730            421.84
    VACHERIE         LA   70090          5            09/19/02         00
    0434829750                           05           11/01/02          0
    048200109490                         O            10/01/32
    0


    8123831          K15/U57             F          122,000.00         ZZ
                                         360        121,858.82          1
                                       8.740            958.90         90
                                       8.240            958.90
    OVERLAND PARK    KS   66204          5            09/25/02         23
    0434808069                           05           11/01/02          0
    040100109816                         O            10/01/32
    0


    8123877          K15/U57             F           53,000.00         ZZ
                                         360         52,981.27          1
                                      11.040            506.33        100
                                      10.540            506.33
    SALTSBURG        PA   15681          1            10/07/02         23
    0434799631                           05           12/01/02          0
    046600110131                         O            11/01/32
    0


    8123907          K15/U57             F          399,000.00         ZZ
                                         360        398,686.88          1
                                       7.220          2,713.77         72
                                       6.720          2,713.77
    OAKDALE          PA   15071          5            10/09/02         00
    0434830600                           05           12/01/02          0
    046600110251                         O            11/01/32
    0


    8123951          K15/U57             F          161,500.00         ZZ
                                         360        161,322.54          1
1


                                       8.990          1,298.30        100
                                       8.490          1,298.30
    PARIS            TN   38242          5            09/24/02         23
    0434805941                           05           11/01/02          0
    003805502219                         O            10/01/32
    0


    8124047          K15/U57             F           89,200.00         ZZ
                                         360         89,133.00          1
                                      10.781            834.74         85
                                      10.281            834.74
    IRONDEQUOIT      NY   14617          5            08/30/02         23
    0434830568                           05           11/01/02          0
    027305306073                         O            10/01/32
    0


    8124069          K15/U57             F          270,400.00         ZZ
                                         360        270,123.57          1
                                       9.336          2,241.39         95
                                       8.836          2,241.39
    FARMINGVILLE     NY   11738          5            09/17/02         23
    0434800868                           05           11/01/02          0
    020805303592                         O            10/01/32
    0


    8124125          K15/U57             F          121,500.00         ZZ
                                         360        121,453.55          1
                                      10.679          1,127.70         90
                                      10.179          1,127.70
    BLOOMINGTON      IN   47403          5            10/09/02         23
    0434799516                           05           12/01/02          0
    027605503226                         O            11/01/32
    0


    8124951          N67/U56             F          144,400.00         ZZ
                                         360        144,215.21          1
                                       8.250          1,084.83         95
                                       8.000          1,084.83
    SPRINGFIELD      MO   65802          1            09/30/02         01
    0434761367                           05           11/01/02         35
    1161001943A                          O            10/01/32
    0


    8124957          N67/U56             F          129,000.00         ZZ
                                         360        128,843.15          1
                                       8.500            991.90         75
                                       8.250            991.90
    SPRINGLAKE PARK  MN   55432          1            09/27/02         00
    0434753885                           01           11/01/02          0
1


    1161001041A                          O            10/01/32
    0


    8124965          N67/U56             F          136,800.00         ZZ
                                         360        136,624.94          1
                                       8.250          1,027.73         95
                                       8.000          1,027.73
    SAINT LOUIS      MO   63121          1            09/30/02         01
    0434761391                           05           11/01/02         35
    1161002077A                          O            10/01/32
    0


    8124969          N67/U56             F           90,700.00         ZZ
                                         360         90,568.29          1
                                       7.625            641.97         95
                                       7.375            641.97
    ALLEN            TX   75002          1            09/27/02         01
    0434753893                           05           11/01/02         35
    1161002197A                          O            10/01/32
    0


    8124973          N67/U56             F           42,750.00         ZZ
                                         360         42,690.96          1
                                       7.875            309.97         95
                                       7.625            309.97
    HAMILTON         MO   64644          1            09/27/02         12
    0434761409                           05           11/01/02         35
    1161002244A                          O            10/01/32
    0


    8124979          N67/U56             F           77,700.00         ZZ
                                         360         77,600.58          1
                                       8.250            583.73         95
                                       8.000            583.73
    HOUSTON          TX   77017          1            09/27/02         10
    0434761417                           05           11/01/02         35
    1161002360A                          O            10/01/32
    0


    8124983          N67/U56             F           87,950.00         ZZ
                                         360         87,805.33          1
                                       7.750            630.08         75
                                       7.500            630.08
    SPRING           TX   77388          1            09/27/02         00
    0434760971                           03           11/01/02          0
    1161002381A                          O            10/01/32
    0


1


    8124991          N67/U56             F          110,000.00         ZZ
                                         360        109,836.21          1
                                       7.500            769.14         80
                                       7.250            769.14
    ALBUQUERQUE      NM   87111          1            09/26/02         00
    0434753927                           05           11/01/02          0
    1161002453A                          O            10/01/32
    0


    8124995          N67/U56             F          109,250.00         ZZ
                                         360        109,117.16          1
                                       8.500            840.04         95
                                       8.250            840.04
    MURRAY           UT   84123          1            09/11/02         10
    0434762209                           03           11/01/02         35
    1162000320A                          O            10/01/32
    0


    8125001          N67/U56             F          136,800.00         ZZ
                                         360        136,606.28          1
                                       7.750            980.05         95
                                       7.500            980.05
    DENVER           CO   80205          1            09/30/02         01
    0434753935                           05           11/01/02         35
    1162000522A                          O            10/01/32
    0


    8125009          N67/U56             F          171,000.00         ZZ
                                         360        170,648.95          1
                                       6.750          1,109.10         95
                                       6.500          1,109.10
    LAS VEGAS        NV   89129          1            09/27/02         01
    0434760989                           03           11/01/02         35
    1162000603A                          O            10/01/32
    0


    8125013          N67/U56             F          149,600.00         ZZ
                                         360        149,377.27          1
                                       7.500          1,046.02         80
                                       7.250          1,046.02
    HENDERSON        NV   89014          5            09/27/02         00
    0434761003                           05           11/01/02          0
    1162000606A                          N            10/01/32
    0


    8125025          N67/U56             F          357,000.00         ZZ
                                         360        356,304.27          1
                                       6.125          2,169.17         70
                                       5.875          2,169.17
1


    SCOTTSDALE       AZ   85262          5            09/23/02         00
    0434761029                           03           11/01/02          0
    1760003117A                          O            10/01/32
    0


    8125029          N67/U56             F           89,150.00         ZZ
                                         360         89,026.89          1
                                       7.875            646.40         70
                                       7.625            646.40
    TUCSON           AZ   85746          1            09/09/02         00
    0434753976                           05           11/01/02          0
    1781001476A                          O            10/01/32
    0


    8125033          N67/U56             F          275,500.00         ZZ
                                         360        274,074.27          1
                                       8.875          2,192.00         95
                                       8.625          2,192.00
    PHOENIX          AZ   85086          1            06/19/02         01
    0434761441                           05           08/01/02         35
    1781001980A                          O            07/01/32
    0


    8125043          N67/U56             F           96,950.00         ZZ
                                         360         96,816.13          1
                                       7.875            702.95         80
                                       7.625            702.95
    PHOENIX          AZ   85041          1            09/27/02         00
    0434761045                           03           11/01/02          0
    1781002707A                          N            10/01/32
    0


    8125047          N67/U56             F          168,150.00         ZZ
                                         360        167,905.81          1
                                       7.625          1,190.16         95
                                       7.375          1,190.16
    GREENSBORO       NC   27407          1            09/26/02         01
    0434753984                           03           11/01/02         35
    1781002897A                          O            10/01/32
    0


    8125057          N67/U56             F          178,600.00         ZZ
                                         360        178,371.45          1
                                       8.250          1,341.76         95
                                       8.000          1,341.76
    KNOXVILLE        TN   37931          1            09/30/02         12
    0434761458                           05           11/01/02         35
    3252003354A                          O            10/01/32
    0
1




    8125061          N67/U56             F          214,700.00         ZZ
                                         360        214,385.88          1
                                       7.750          1,538.14         95
                                       7.500          1,538.14
    RALEIGH          NC   27615          1            09/30/02         01
    0434761052                           03           11/01/02         35
    3252003355A                          O            10/01/32
    0


    8125063          N67/U56             F           37,100.00         ZZ
                                         360         37,052.52          1
                                       8.250            278.72         70
                                       8.000            278.72
    KISSIMMEE        FL   34748          1            09/27/02         00
    0434754008                           05           11/01/02          0
    3252003360A                          N            10/01/32
    0


    8125069          N67/U56             F          166,250.00         ZZ
                                         360        165,367.14          1
                                       8.750          1,307.89         95
                                       8.500          1,307.89
    WHITE BLUFF      TN   37187          1            06/20/02         12
    0434761482                           05           08/01/02         35
    3254000902A                          O            07/01/32
    0


    8125073          N67/U56             F          139,100.00         ZZ
                                         360        138,876.88          1
                                       7.125            937.14         95
                                       6.875            937.14
    SPRING HILL      TN   37174          1            09/30/02         01
    0434754032                           05           11/01/02         35
    3254001700A                          O            10/01/32
    0


    8125077          N67/U56             F          120,650.00         ZZ
                                         360        120,461.19          1
                                       7.250            823.05         95
                                       7.000            823.05
    GOOSE CREEK      SC   29445          1            09/27/02         12
    0434762217                           05           11/01/02         35
    3254001857A                          O            10/01/32
    0


    8125083          N67/U56             F          140,600.00         ZZ
                                         360        140,410.69          1
1


                                       8.000          1,031.67         95
                                       7.750          1,031.67
    SNELLVILLE       GA   30078          1            09/27/02         01
    0434754057                           05           11/01/02         35
    3254001892A                          O            10/01/32
    0


    8125091          N67/U56             F           80,800.00         ZZ
                                         360         80,667.16          1
                                       7.000            537.56         80
                                       6.750            537.56
    HIXSON           TN   37343          5            09/23/02         00
    0434761086                           03           11/01/02          0
    3254002002A                          O            10/01/32
    0


    8125095          N67/U56             F           93,100.00         ZZ
                                         360         92,946.92          1
                                       7.000            619.40         95
                                       6.750            619.40
    OLDSMAR          FL   34677          1            09/27/02         01
    0434754073                           03           11/01/02         35
    3254002146A                          O            10/01/32
    0


    8125105          N67/U56             F          158,950.00         ZZ
                                         360        158,735.98          1
                                       8.000          1,166.32         95
                                       7.750          1,166.32
    FAIRBURN         GA   30213          1            09/30/02         01
    0434754115                           05           11/01/02         35
    3254002203A                          O            10/01/32
    0


    8125113          N67/U56             F          114,000.00         ZZ
                                         360        113,830.27          1
                                       7.500            797.10         95
                                       7.250            797.10
    MYRTLE BEACH     SC   29577          1            09/30/02         10
    0434762225                           01           11/01/02         35
    3254002215A                          O            10/01/32
    0


    8125117          N67/U56             F          190,000.00         ZZ
                                         360        189,750.60          1
                                       8.125          1,410.74         95
                                       7.875          1,410.74
    SARASOTA         FL   34239          1            09/27/02         01
    0434754149                           05           11/01/02         35
1


    3254002220A                          O            10/01/32
    0


    8125121          N67/U56             F           80,750.00         ZZ
                                         360         80,643.69          1
                                       8.250            606.65         95
                                       8.000            606.65
    FRANKLIN         TN   37064          1            09/30/02         01
    0434754172                           05           11/01/02         35
    3254002233A                          O            10/01/32
    0


    8125125          N67/U56             F          150,950.00         ZZ
                                         360        150,746.75          1
                                       8.000          1,107.62         95
                                       7.750          1,107.62
    CARENCRO         LA   70520          1            09/27/02         01
    0434754214                           05           11/01/02         35
    3254002267A                          O            10/01/32
    0


    8125129          N67/U56             F          202,100.00         ZZ
                                         360        201,791.50          1
                                       7.375          1,395.85         95
                                       7.125          1,395.85
    STONE MOUNTAIN   GA   30087          1            09/30/02         01
    0434754248                           03           11/01/02         35
    3254002296A                          O            10/01/32
    0


    8125133          N67/U56             F          166,150.00         ZZ
                                         360        165,908.72          1
                                       7.625          1,176.00         95
                                       7.375          1,176.00
    COLUMBUS         GA   31907          1            09/30/02         01
    0434754263                           05           11/01/02         35
    3254002381A                          O            10/01/32
    0


    8125141          N67/U56             F          107,250.00         ZZ
                                         360        107,098.13          1
                                       7.750            768.35         95
                                       7.500            768.35
    NORCROSS         GA   30093          1            09/27/02         10
    0434761524                           05           11/01/02         35
    3254002281A                          O            10/01/32
    0


1


    8125155          N67/U56             F          245,000.00         ZZ
                                         360        244,566.00          1
                                       7.000          1,629.99         75
                                       6.750          1,629.99
    CORAL SPRINGS    FL   33076          1            09/27/02         00
    0434761102                           03           11/01/02          0
    3254002463A                          O            10/01/32
    0


    8125159          N67/U56             F          123,400.00         ZZ
                                         360        123,216.27          1
                                       7.500            862.83         95
                                       7.250            862.83
    TAMPA            FL   33634          1            09/30/02         01
    0434754305                           03           11/01/02         35
    3254002466A                          O            10/01/32
    0


    8125163          N67/U56             F          166,725.00         ZZ
                                         360        166,476.75          1
                                       7.500          1,165.77         95
                                       7.250          1,165.77
    BOCA RATON       FL   33434          1            09/30/02         01
    0434754347                           03           11/01/02         35
    3254002529A                          O            10/01/32
    0


    8125167          N67/U56             F          141,312.00         ZZ
                                         360        140,909.17          1
                                       7.750          1,012.38         95
                                       7.500          1,012.38
    KATY             TX   77449          1            07/24/02         01
    0434754362                           03           09/01/02         35
    3255002542A                          O            08/01/32
    0


    8125173          N67/U56             F          139,895.00         ZZ
                                         360        139,611.52          1
                                       8.000          1,026.50         90
                                       7.750          1,026.50
    LITCHFIELD PARK  AZ   85340          1            08/26/02         01
    0434754388                           03           10/01/02         30
    3255002552A                          O            09/01/32
    0


    8125177          N67/U56             F          102,600.00         ZZ
                                         360        102,465.22          1
                                       8.125            761.80         95
                                       7.875            761.80
1


    GAINESVILLE      FL   32605          1            09/18/02         10
    0434761565                           05           11/01/02         35
    3255003011A                          O            10/01/32
    0


    8125181          N67/U56             F           81,130.00         ZZ
                                         360         80,973.73          1
                                       8.250            609.50         95
                                       8.000            609.50
    BROWNSVILLE      TX   78526          1            08/27/02         01
    0434754404                           03           10/01/02         35
    3255003084A                          O            09/01/32
    0


    8125189          N67/U56             F          182,650.00         T
                                         360        182,270.43          1
                                       7.875          1,324.34         90
                                       7.625          1,324.34
    MIRAMAR          FL   33027          1            08/30/02         01
    0434754438                           03           10/01/02         30
    3255003118A                          O            09/01/32
    0


    8125193          N67/U56             F          101,250.00         ZZ
                                         360        101,064.70          1
                                       8.500            778.52         75
                                       8.250            778.52
    WATERLOO         SC   29384          5            08/29/02         00
    0434761136                           05           10/01/02          0
    3255003138A                          O            09/01/32
    0


    8125211          N67/U56             F          104,405.00         ZZ
                                         360        104,267.95          1
                                       8.125            775.21         95
                                       7.875            775.21
    LAUREL           MD   20723          1            09/19/02         01
    0434754487                           01           11/01/02         35
    3255003316A                          O            10/01/32
    0


    8125253          N67/U56             F          350,000.00         ZZ
                                         180        349,491.75          1
                                       7.625          2,477.28         88
                                       7.375          2,477.28
    BARTLETT         IL   60103          1            09/30/02         01
    0434754503                           05           11/01/02         30
    3261001395A                          O            10/01/17
    0
1




    8125277          N67/U56             F          213,000.00         ZZ
                                         360        212,754.02          2
                                       8.750          1,675.67         95
                                       8.500          1,675.67
    HACKENSACK       NJ   07601          1            09/30/02         01
    0434754529                           05           11/01/02         35
    3261001750A                          O            10/01/32
    0


    8125283          N67/U56             F          118,750.00         ZZ
                                         360        118,559.51          1
                                       7.125            800.04         95
                                       6.875            800.04
    JACKSONVILLE     FL   32246          1            09/28/02         01
    0434754545                           03           11/01/02         30
    3261001765A                          O            10/01/32
    0


    8125295          N67/U56             F          249,850.00         ZZ
                                         360        249,496.17          1
                                       7.750          1,789.96         95
                                       7.500          1,789.96
    WOODBRIDGE       NJ   08863          1            09/30/02         12
    0434761615                           05           11/01/02         35
    3261001783A                          O            10/01/32
    0


    8125313          N67/U56             F          209,000.00         ZZ
                                         180        208,712.22          1
                                       8.000          1,533.57         95
                                       7.750          1,533.57
    KEARNY           NJ   07032          1            09/30/02         01
    0434761177                           05           11/01/02         35
    3261002011A                          O            10/01/17
    0


    8125325          N67/U56             F          113,050.00         ZZ
                                         360        112,873.09          1
                                       7.250            771.20         95
                                       7.000            771.20
    DES MOINES       IA   50312          1            09/30/02         01
    0434754578                           05           11/01/02         35
    3261002045A                          O            10/01/32
    0


    8125331          N67/U56             F          400,000.00         ZZ
                                         360        399,419.16          1
1


                                       7.625          2,831.17         90
                                       7.375          2,831.17
    WESTON           FL   33331          1            09/30/02         10
    0434762233                           03           11/01/02         30
    3261002099A                          O            10/01/32
    0


    8125349          N67/U56             F          336,600.00         ZZ
                                         360        336,046.57          3
                                       7.000          2,239.41         90
                                       6.750          2,239.41
    CHICAGO          IL   60647          1            09/30/02         01
    0434761201                           05           11/01/02         30
    3262002962A                          O            10/01/32
    0


    8125363          N67/U56             F          143,450.00         ZZ
                                         360        143,261.70          1
                                       8.125          1,065.11         95
                                       7.875          1,065.11
    CHICAGO          IL   60630          1            09/30/02         01
    0434761219                           01           11/01/02         35
    3262002980A                          O            10/01/32
    0


    8125369          N67/U56             F          241,350.00         ZZ
                                         360        241,085.35          1
                                       9.000          1,941.96         90
                                       8.750          1,941.96
    PLAINFIELD       IL   60544          1            09/30/02         12
    0434761664                           05           11/01/02         30
    3262003094A                          O            10/01/32
    0


    8125377          N67/U56             F          280,000.00         ZZ
                                         180        279,597.57          1
                                       7.750          2,005.95         80
                                       7.500          2,005.95
    ANDOVER TOWNSHI  NJ   07821          1            09/30/02         00
    0434761227                           05           11/01/02          0
    3264000761A                          O            10/01/17
    0


    8125383          N67/U56             F          379,800.00         ZZ
                                         180        379,248.48          1
                                       7.625          2,688.20         95
                                       7.375          2,688.20
    SOUTH AMBOY      NJ   08879          1            09/27/02         01
    0434754602                           01           11/01/02         35
1


    3264001051A                          O            10/01/17
    0


    8125393          N67/U56             F          175,750.00         ZZ
                                         360        175,552.21          2
                                       8.875          1,398.35         95
                                       8.625          1,398.35
    NORTH PLAINFIEL  NJ   07060          1            09/30/02         10
    0434761672                           05           11/01/02         35
    3264001141A                          O            10/01/32
    0


    8125401          N67/U56             F          145,300.00         ZZ
                                         360        145,104.37          1
                                       8.000          1,066.16         95
                                       7.750          1,066.16
    ROSELLE          NJ   07203          1            09/30/02         01
    0434754636                           05           11/01/02         35
    3264001264A                          O            10/01/32
    0


    8125407          N67/U56             F          154,560.00         ZZ
                                         360        153,908.55          1
                                       7.375          1,067.51         92
                                       7.125          1,067.51
    ROSENHAYN        NJ   08352          1            09/19/02         01
    0434754644                           05           11/01/02         35
    3265003299A                          O            10/01/32
    0


    8125411          N67/U56             F          216,900.00         ZZ
                                         360        216,600.48          1
                                       7.875          1,572.68         90
                                       7.625          1,572.68
    UNION            NJ   07083          1            10/01/02         01
    0434761235                           05           11/01/02         30
    3264001191A                          O            10/01/32
    0


    8125415          N67/U56             F          251,750.00         ZZ
                                         360        251,427.84          1
                                       8.250          1,891.31         95
                                       8.000          1,891.31
    PARK RIDGE       IL   60068          1            09/06/02         01
    0434754651                           05           11/01/02         35
    3265003320A                          O            10/01/32
    0


1


    8125417          N67/U56             F          183,000.00         ZZ
                                         180        182,777.49          2
                                       8.500          1,407.11         75
                                       8.250          1,407.11
    BERWYN           IL   60402          5            09/16/02         00
    0434761250                           05           11/01/02          0
    3265003339A                          O            10/01/17
    0


    8125429          N67/U56             F          178,500.00         ZZ
                                         180        178,264.24          4
                                       8.125          1,325.36         85
                                       7.875          1,325.36
    CHICAGO          IL   60621          1            09/20/02         01
    0434754677                           05           11/01/02         25
    3265003359A                          N            10/01/17
    0


    8125441          N67/U56             F          116,750.00         ZZ
                                         180        116,608.04          1
                                       8.500            897.71         95
                                       8.250            897.71
    ROMEOVILLE       IL   60446          1            09/20/02         01
    0434754701                           01           11/01/02         35
    3265003368A                          O            10/01/17
    0


    8125483          N67/U56             F          278,300.00         ZZ
                                         360        277,842.43          1
                                       7.000          1,851.54         80
                                       6.750          1,851.54
    BELTSVILLE       MD   20705          1            09/30/02         00
    0434754768                           03           11/01/02          0
    3274003593A                          O            10/01/32
    0


    8125495          N67/U56             F           95,900.00         ZZ
                                         360         95,774.12          1
                                       8.125            712.05         80
                                       7.875            712.05
    PROVIDENCE       RI   02904          1            09/30/02         00
    0434762308                           03           11/01/02          0
    3274003777A                          O            10/01/32
    0


    8125507          N67/U56             F          319,500.00         ZZ
                                         360        319,080.59          1
                                       8.125          2,372.28         90
                                       7.875          2,372.28
1


    CHANTILLY        VA   20151          1            09/23/02         01
    0434754792                           05           11/01/02         30
    3274003855A                          O            10/01/32
    0


    8125517          N67/U56             F          155,200.00         ZZ
                                         360        154,991.04          1
                                       8.000          1,138.80         95
                                       7.750          1,138.80
    EDGEWATER        MD   21037          2            09/25/02         12
    0434762316                           05           11/01/02         35
    3274004049A                          O            10/01/32
    0


    8125525          N67/U56             F          125,400.00         ZZ
                                         360        125,235.39          1
                                       8.125            931.09         95
                                       7.875            931.09
    EAST HARTFORD    CT   06108          1            09/30/02         10
    0434761797                           05           11/01/02         35
    3274004162A                          O            10/01/32
    0


    8125535          N67/U56             F          269,100.00         ZZ
                                         360        268,746.75          1
                                       8.125          1,998.06         90
                                       7.875          1,998.06
    WINCHESTER       VA   22602          1            09/30/02         04
    0434761813                           05           11/01/02         30
    3274004196A                          O            10/01/32
    0


    8125539          N67/U56             F          346,750.00         ZZ
                                         360        346,258.96          2
                                       7.750          2,484.16         95
                                       7.500          2,484.16
    JAMAICA          NY   11432          1            10/01/02         01
    0434771168                           05           11/01/02         35
    3274004197A                          O            10/01/32
    0


    8125549          N67/U56             F          211,500.00         ZZ
                                         360        211,222.36          1
                                       8.125          1,570.38         90
                                       7.875          1,570.38
    SOMERVILLE       MA   02145          1            09/30/02         10
    0434762324                           05           11/01/02         30
    3274004281A                          O            10/01/32
    0
1




    8125639          N67/U56             F          389,500.00         ZZ
                                         360        389,014.13          1
                                       8.375          2,960.48         95
                                       8.125          2,960.48
    BROOKLYN         NY   11216          1            09/27/02         01
    0434754842                           05           11/01/02         35
    3274004353A                          O            10/01/32
    0


    8125643          N67/U56             F          204,250.00         ZZ
                                         360        203,975.00          1
                                       8.000          1,498.71         95
                                       7.750          1,498.71
    WORCESTER        MA   01609          1            09/27/02         01
    0434761540                           05           11/01/02         35
    3274004412A                          O            10/01/32
    0


    8125647          N67/U56             F           90,000.00         ZZ
                                         360         89,848.34          1
                                       6.875            591.24         41
                                       6.625            591.24
    BRONX            NY   10461          1            09/30/02         23
    0434762332                           05           11/01/02          0
    3274004413A                          O            10/01/32
    0


    8125655          N67/U56             F          207,150.00         ZZ
                                         360        206,884.91          1
                                       8.250          1,556.25         95
                                       8.000          1,556.25
    EDGEWOOD         MD   21040          1            08/30/02         10
    0434761839                           03           11/01/02         35
    3274004459A                          O            10/01/32
    0


    8125695          N67/U56             F          154,350.00         ZZ
                                         360        154,152.48          1
                                       8.250          1,159.58         95
                                       8.000          1,159.58
    EVERETT          WA   98205          1            09/27/02         01
    0434754867                           05           11/01/02         35
    1781003067A                          O            10/01/32
    0


    8125713          N67/U56             F          225,150.00         ZZ
                                         360        224,779.82          1
1


                                       7.000          1,497.93         95
                                       6.750          1,497.93
    PHOENIX          AZ   85045          1            09/27/02         10
    0434761862                           03           11/01/02         35
    1781003240A                          O            10/01/32
    0


    8125719          N67/U56             F          178,100.00         ZZ
                                         360        177,834.83          1
                                       7.500          1,245.30         95
                                       7.250          1,245.30
    ORLANDO          FL   32832          1            09/30/02         01
    0434754883                           03           11/01/02         35
    1781003309A                          O            10/01/32
    0


    8125725          N67/U56             F          148,500.00         ZZ
                                         360        148,305.06          1
                                       8.125          1,102.61         90
                                       7.875          1,102.61
    OTTUMWA          IA   52501          1            09/27/02         01
    0434762340                           05           11/01/02         30
    1781003318A                          O            10/01/32
    0


    8125729          N67/U56             F           91,200.00         ZZ
                                         360         91,077.21          1
                                       8.000            669.19         95
                                       7.750            669.19
    PHOENIX          AZ   85035          1            09/27/02         01
    0434754891                           05           11/01/02         35
    1781003371A                          O            10/01/32
    0


    8125737          N67/U56             F          126,350.00         ZZ
                                         360        126,166.52          1
                                       7.625            894.30         95
                                       7.375            894.30
    PHOENIX          AZ   85051          2            09/24/02         12
    0434761904                           05           11/01/02         35
    1781003377A                          O            10/01/32
    0


    8125745          N67/U56             F          183,000.00         ZZ
                                         360        182,619.69          1
                                       7.875          1,326.88         93
                                       7.625          1,326.88
    LAS VEGAS        NV   89129          1            08/12/02         01
    0434754909                           05           10/01/02         35
1


    1785002757A                          O            09/01/32
    0


    8125753          N67/U56             F          133,500.00         ZZ
                                         360        133,267.88          1
                                       8.750          1,050.25         95
                                       8.500          1,050.25
    ROUND ROCK       TX   78681          1            08/19/02         01
    0434754925                           03           10/01/02         35
    1785002839A                          O            09/01/32
    0


    8125759          N67/U56             F          310,100.00         ZZ
                                         360        309,280.32          1
                                       8.125          2,302.49         95
                                       7.875          2,302.49
    SYLMAR           CA   91342          1            07/18/02         01
    0434754941                           01           09/01/02         30
    1785002883A                          O            08/01/32
    0


    8125765          N67/U56             F          392,950.00         ZZ
                                         360        392,447.14          1
                                       8.250          2,952.10         95
                                       8.000          2,952.10
    CHANDLER         AZ   85249          1            09/19/02         01
    0434754966                           03           11/01/02         35
    1785002902A                          O            10/01/32
    0


    8125771          N67/U56             F          169,750.00         ZZ
                                         360        169,338.49          1
                                       8.250          1,275.28         95
                                       8.000          1,275.28
    NORTH LAS VEGAS  NV   89032          1            08/02/02         01
    0434754974                           03           10/01/02         35
    1785002983A                          O            09/01/32
    0


    8125777          405/405             F          380,000.00         ZZ
                                         180        377,435.25          1
                                       6.250          3,258.21         80
                                       5.500          3,258.21
    CHINO HILLS      CA   91709          5            09/20/02         00
    0018786863                           03           11/01/02          0
    0018786863                           O            10/01/17
    0


1


    8125793          N67/U56             F          187,000.00         ZZ
                                         360        186,760.70          1
                                       8.250          1,404.87         90
                                       8.000          1,404.87
    SUN CITY         AZ   85373          5            09/17/02         01
    0434754990                           05           11/01/02         30
    1785003286A                          O            10/01/32
    0


    8125799          N67/U56             F          100,700.00         ZZ
                                         360        100,567.82          1
                                       8.125            747.69         95
                                       7.875            747.69
    PHOENIX          AZ   85031          1            09/13/02         10
    0434761946                           05           11/01/02         35
    1785003356A                          O            10/01/32
    0


    8125817          N67/U56             F          160,300.00         ZZ
                                         360        160,061.33          1
                                       7.500          1,120.84         95
                                       7.250          1,120.84
    CONYERS          GA   30094          1            09/30/02         10
    0434761961                           05           11/01/02         35
    3252003276A                          O            10/01/32
    0


    8125825          N67/U56             F          130,100.00         ZZ
                                         360        129,920.33          1
                                       7.875            943.32         80
                                       7.625            943.32
    MELBOURNE        FL   32940          1            09/30/02         23
    0434762373                           03           11/01/02          0
    3252003347A                          O            10/01/32
    0


    8125849          N67/U56             F          266,000.00         ZZ
                                         360        265,641.85          2
                                       8.000          1,951.81         95
                                       7.750          1,951.81
    BROCKTON         MA   02301          1            09/27/02         10
    0434761987                           05           11/01/02         35
    3274004548A                          O            10/01/32
    0


    8125857          N67/U56             F          237,500.00         ZZ
                                         360        237,163.66          1
                                       7.750          1,701.48         95
                                       7.500          1,701.48
1


    WOODBRIDGE       VA   22193          1            09/27/02         01
    0434755054                           05           11/01/02         35
    3274004595A                          O            10/01/32
    0


    8125865          N67/U56             F           91,400.00         ZZ
                                         360         91,260.47          1
                                       7.375            631.28         80
                                       7.125            631.28
    NORFOLK          VA   23518          1            09/30/02         23
    0434762399                           05           11/01/02          0
    3274004605A                          O            10/01/32
    0


    8125875          N67/U56             F          264,100.00         ZZ
                                         360        263,726.01          1
                                       7.750          1,892.04         95
                                       7.500          1,892.04
    WOODHAVEN        NY   11423          1            09/30/02         01
    0434755062                           05           11/01/02         35
    3274004632A                          O            10/01/32
    0


    8125881          N67/U56             F          146,300.00         ZZ
                                         360        146,103.01          1
                                       8.000          1,073.50         95
                                       7.750          1,073.50
    VIRGINIA BEACH   VA   23464          1            09/27/02         12
    0434762001                           05           11/01/02         35
    3274004641A                          O            10/01/32
    0


    8125889          N67/U56             F          294,500.00         ZZ
                                         360        294,099.42          1
                                       8.000          2,160.94         95
                                       7.750          2,160.94
    RANDOLPH         MA   02368          1            09/30/02         01
    0434755070                           05           11/01/02         35
    3274004677A                          O            10/01/32
    0


    8125909          N67/U56             F          166,250.00         ZZ
                                         360        165,876.06          1
                                       7.000          1,106.07         95
                                       6.750          1,106.07
    STATEN ISLAND    NY   10304          1            10/04/02         01
    0434755120                           05           11/01/02         35
    3274004750A                          O            10/01/32
    0
1




    8125927          N67/U56             F           83,600.00         ZZ
                                         360         83,487.43          1
                                       8.000            613.43         95
                                       7.750            613.43
    VIRGINIA BEACH   VA   23455          1            09/27/02         01
    0434755179                           05           11/01/02         35
    3274004760A                          O            10/01/32
    0


    8125939          N67/U56             F          324,000.00         ZZ
                                         360        323,517.58          1
                                       7.500          2,265.46         90
                                       7.250          2,265.46
    WEST ROXBURY     MA   02132          1            09/30/02         01
    0434762423                           05           11/01/02         30
    3274004795A                          O            10/01/32
    0


    8125943          N67/U56             F          337,250.00         ZZ
                                         360        336,818.41          2
                                       8.250          2,533.65         95
                                       8.000          2,533.65
    SPRINGFIELD GAR  NY   11432          1            10/08/02         01
    0434755237                           05           12/01/02         35
    3274004813A                          O            11/01/32
    0


    8125949          N67/U56             F          427,500.00         ZZ
                                         360        426,797.12          1
                                       7.000          2,844.17         90
                                       6.750          2,844.17
    ALEXANDRIA       VA   22315          1            09/30/02         04
    0434762431                           03           11/01/02         30
    3274004990A                          O            10/01/32
    0


    8125955          N67/U56             F          247,475.00         ZZ
                                         360        246,622.44          1
                                       6.875          1,625.73         95
                                       6.625          1,625.73
    BROOKLYN         NY   11234          1            09/13/02         10
    0434762464                           05           11/01/02         35
    3275002870A                          O            10/01/32
    0


    8125961          N67/U56             F          215,650.00         ZZ
                                         360        215,359.65          1
1


                                       8.000          1,582.36         95
                                       7.750          1,582.36
    BAY SHORE        NY   11706          1            09/24/02         01
    0434755260                           05           11/01/02         35
    3275002887A                          O            10/01/32
    0


    8125967          N67/U56             F          348,825.00         ZZ
                                         360        348,023.81          1
                                       7.375          2,409.25         95
                                       7.125          2,409.25
    WALTHAM          MA   02451          1            08/30/02         12
    0434762019                           05           10/01/02         35
    3275002897A                          O            09/01/32
    0


    8126163          N67/U56             F          251,750.00         ZZ
                                         360        251,384.42          1
                                       7.625          1,781.87         95
                                       7.375          1,781.87
    HERNANDO BEACH   FL   34607          1            09/30/02         01
    0434755286                           05           11/01/02         35
    3254002174A                          O            10/01/32
    0


    8126165          N67/U56             F          242,250.00         ZZ
                                         360        241,931.99          1
                                       8.125          1,798.70         95
                                       7.875          1,798.70
    SEMINOLE         FL   33772          1            09/27/02         10
    0434762472                           05           11/01/02         35
    3254002392A                          O            10/01/32
    0


    8126173          N67/U56             F           56,250.00         ZZ
                                         360         56,024.30          1
                                       8.875            447.55         75
                                       8.625            447.55
    HARVEY           IL   60426          1            04/30/02         00
    0434762027                           05           06/01/02          0
    3262000563A                          N            05/01/32
    0


    8126179          N67/U56             F          237,500.00         ZZ
                                         360        237,172.03          1
                                       7.875          1,722.04         95
                                       7.625          1,722.04
    CHICAGO          IL   60641          1            09/20/02         01
    0434762522                           05           11/01/02         35
1


    3265003360A                          O            10/01/32
    0


    8126181          N67/U56             F          190,000.00         ZZ
                                         360        189,756.85          1
                                       8.250          1,427.41         95
                                       8.000          1,427.41
    CLAY             NY   13041          1            09/30/02         01
    0434755344                           05           11/01/02         35
    3274004239A                          O            10/01/32
    0


    8126183          N67/U56             F          117,000.00         ZZ
                                         360        116,836.60          2
                                       8.125            868.72         90
                                       7.875            868.72
    WEST HAVEN       CT   06516          1            09/30/02         01
    0434755351                           05           11/01/02         30
    3274004482A                          O            10/01/32
    0


    8126185          N67/U56             F          161,500.00         ZZ
                                         360        161,282.55          1
                                       8.000          1,185.03         95
                                       7.750          1,185.03
    EVERETT          WA   98205          1            09/27/02         01
    0434755377                           05           11/01/02         35
    1781003210A                          O            10/01/32
    0


    8126187          N67/U56             F          300,700.00         ZZ
                                         360        300,295.13          1
                                       8.000          2,206.43         89
                                       7.750          2,206.43
    GLOUCESTER       MA   01930          1            09/27/02         01
    0434761847                           05           11/01/02         30
    3274004673A                          O            10/01/32
    0


    8126193          N67/U56             F          300,700.00         ZZ
                                         360        300,305.27          1
                                       8.125          2,232.69         94
                                       7.875          2,232.69
    ALEXANDRIA       VA   22315          1            09/27/02         10
    0434762068                           03           11/01/02         35
    3274004757A                          O            10/01/32
    0


1


    8126801          Q82/U56             F          139,000.00         ZZ
                                         240        138,284.12          1
                                       8.500          1,206.28         74
                                       8.000          1,206.28
    ACWORTH          GA   30102          5            08/27/02         00
    0434755930                           05           10/05/02          0
    233002084005                         O            09/05/22
    0


    8127061          K15/U57             F          140,000.00         ZZ
                                         180        139,930.26          1
                                       9.440          1,171.07        100
                                       8.940          1,171.07
    CHICAGO          IL   60609          1            10/08/02         23
    0434836854                           05           12/01/02          0
    046100110133                         O            11/01/17
    0


    8127147          K15/U57             F           95,000.00         ZZ
                                         180         94,472.78          1
                                       9.130            970.91         95
                                       8.630            970.91
    BREMEN           OH   43107          5            09/18/02         23
    0434801536                           05           11/01/02          0
    048400109131                         O            10/01/17
    0


    8127227          K15/U57             F           84,800.00         ZZ
                                         180         84,595.99          1
                                      10.031            912.87         31
                                       9.531            912.87
    BRAINTREE        MA   02184          5            10/09/02         00
    0434814208                           05           12/01/02          0
    024605503624                         O            11/01/17
    0


    8127307          K15/U57             F          324,000.00         ZZ
                                         180        322,256.28          1
                                       8.840          3,255.46         90
                                       8.340          3,255.46
    SANDY            UT   84092          5            09/25/02         23
    0434791844                           05           11/01/02          0
    040500109932                         O            10/01/17
    0


    8127869          N67/U56             F          116,000.00         ZZ
                                         360        115,753.99          1
                                       7.875            841.08         80
                                       7.625            841.08
1


    AUSTIN           TX   78748          1            09/11/02         00
    0434744793                           03           11/01/02          0
    1161002056A                          N            10/01/32
    0


    8127871          N67/U56             F          183,800.00         ZZ
                                         360        183,526.33          1
                                       7.500          1,285.16         95
                                       7.250          1,285.16
    NORFOLK          VA   23518          1            09/13/02         01
    0434744819                           05           11/01/02         35
    1161002070A                          O            10/01/32
    0


    8127873          N67/U56             F           53,200.00         ZZ
                                         360         53,128.38          1
                                       8.000            390.36         80
                                       7.750            390.36
    SAN ANTONIO      TX   78245          1            09/20/02         00
    0434744835                           03           11/01/02          0
    1161002072A                          O            10/01/32
    0


    8127877          N67/U56             F          135,850.00         ZZ
                                         360        135,676.14          1
                                       8.250          1,020.60         95
                                       8.000          1,020.60
    SUGAR LAND       TX   77479          1            09/16/02         10
    0434744850                           05           11/01/02         35
    1161002086A                          O            10/01/32
    0


    8127883          N67/U56             F           61,650.00         ZZ
                                         360         61,571.09          1
                                       8.250            463.16         95
                                       8.000            463.16
    RAYTOWN          MO   64113          1            09/19/02         01
    0434744934                           05           11/01/02         35
    1161002111A                          O            10/01/32
    0


    8127887          N67/U56             F          152,000.00         ZZ
                                         360        151,800.46          1
                                       8.125          1,128.60         95
                                       7.875          1,128.60
    ALBUQUERQUE      NM   87111          1            09/12/02         01
    0434744975                           05           11/01/02         35
    1161002184A                          O            10/01/32
    0
1




    8127889          N67/U56             F           32,700.00         ZZ
                                         360         32,655.97          1
                                       8.000            239.94         85
                                       7.750            239.94
    PASADENA         TX   77506          1            09/19/02         12
    0434744991                           05           11/01/02         25
    1161002225A                          N            10/01/32
    0


    8127893          N67/U56             F          223,250.00         ZZ
                                         180        222,949.40          1
                                       8.000          1,638.13         95
                                       7.750          1,638.13
    EAGAN            MN   55123          1            09/16/02         01
    0434745030                           05           11/01/02         35
    1161002238A                          O            10/01/17
    0


    8127895          N67/U56             F          110,250.00         ZZ
                                         360        110,062.41          1
                                       7.500            770.88         90
                                       7.250            770.88
    DEER PARK        TX   77536          1            09/20/02         01
    0434745055                           05           11/01/02         30
    1161002274A                          O            10/01/32
    0


    8127899          N67/U56             F          119,200.00         ZZ
                                         360        119,025.77          1
                                       7.625            843.69         90
                                       7.375            843.69
    AUSTIN           TX   78747          1            09/17/02         12
    0434746475                           03           11/01/02         30
    1161002290A                          O            10/01/32
    0


    8127909          N67/U56             F          200,000.00         ZZ
                                         360        199,744.06          1
                                       8.250          1,502.53         80
                                       8.000          1,502.53
    NAPLES           FL   34110          1            09/16/02         00
    0434745139                           01           11/01/02          0
    1161001852A                          O            10/01/32
    0


    8127917          N67/U56             F           48,925.00         ZZ
                                         360         48,860.77          1
1


                                       8.125            363.27         95
                                       7.875            363.27
    HUFFMAN          TX   77336          1            09/17/02         12
    0434746731                           03           11/01/02         35
    1161001902A                          O            10/01/32
    0


    8127921          N67/U56             F          122,550.00         ZZ
                                         360        121,857.89          1
                                       8.500            942.30         95
                                       8.250            942.30
    AUSTIN           TX   78729          1            09/19/02         01
    0434745196                           05           11/01/02         35
    1161001905A                          O            10/01/32
    0


    8127925          N67/U56             F          133,300.00         ZZ
                                         360        133,111.23          1
                                       7.750            954.98         95
                                       7.500            954.98
    BOYNTON BEACH    FL   33437          1            09/20/02         12
    0434745238                           03           11/01/02         35
    1162000058A                          O            10/01/32
    0


    8127927          N67/U56             F          110,000.00         ZZ
                                         360        109,836.21          1
                                       7.500            769.14         74
                                       7.250            769.14
    ENGLEWOOD        CO   80110          5            09/06/02         00
    0434745261                           05           11/01/02          0
    1162000091A                          O            10/01/32
    0


    8127935          N67/U56             F           89,600.00         ZZ
                                         360         89,488.23          1
                                       8.375            681.02         80
                                       8.125            681.02
    LAS VEGAS        NV   89122          1            09/12/02         00
    0434745295                           05           11/01/02          0
    1162000185A                          N            10/01/32
    0


    8127945          N67/U56             F          149,150.00         ZZ
                                         360        148,938.78          1
                                       7.750          1,068.53         95
                                       7.500          1,068.53
    OREM             UT   84058          2            09/09/02         01
    0434745378                           03           11/01/02         35
1


    1162000321A                          O            10/01/32
    0


    8127947          N67/U56             F          118,900.00         ZZ
                                         360        118,759.10          1
                                       8.625            924.79         95
                                       8.375            924.79
    LAS VEGAS        NV   89122          1            09/12/02         01
    0434745386                           03           11/01/02         35
    1162000341A                          O            10/01/32
    0


    8127953          N67/U56             F          212,400.00         ZZ
                                         360        212,135.05          1
                                       8.375          1,614.39         90
                                       8.125          1,614.39
    LITTLETON        CO   80120          5            09/12/02         01
    0434745436                           05           11/01/02         30
    1162000376A                          O            10/01/32
    0


    8127955          N67/U56             F          214,400.00         ZZ
                                         360        214,047.49          1
                                       7.000          1,426.41         80
                                       6.750          1,426.41
    LAS VEGAS        NV   89139          1            09/16/02         00
    0434745469                           03           11/01/02          0
    1162000399A                          O            10/01/32
    0


    8127957          N67/U56             F          103,050.00         ZZ
                                         360        102,754.09          1
                                       8.375            783.25         95
                                       8.125            783.25
    LAS VEGAS        NV   89104          1            09/11/02         01
    0434745485                           05           11/01/02         35
    1162000416A                          O            10/01/32
    0


    8127959          N67/U56             F          126,800.00         ZZ
                                         360        126,645.83          1
                                       8.500            974.98         95
                                       8.250            974.98
    COLORADO SPRING  CO   80916          1            09/13/02         10
    0434745501                           05           11/01/02         35
    1162000424A                          O            10/01/32
    0


1


    8127961          N67/U56             F           67,400.00         ZZ
                                         360         67,311.53          1
                                       8.125            500.44         90
                                       7.875            500.44
    NORTH LAS VEGAS  NV   89030          1            09/06/02         01
    0434745527                           05           11/01/02         30
    1162000431A                          N            10/01/32
    0


    8127963          N67/U56             F          232,200.00         ZZ
                                         360        231,869.81          1
                                       8.125          1,724.08         95
                                       7.875          1,724.08
    LAS VEGAS        NV   89131          1            09/16/02         01
    0434745543                           03           11/01/02         35
    1162000438A                          O            10/01/32
    0


    8127965          N67/U56             F          332,500.00         ZZ
                                         360        332,085.22          1
                                       8.375          2,527.24         95
                                       8.125          2,527.24
    HENDERSON        NV   89015          1            09/12/02         01
    0434745568                           05           11/01/02         35
    1162000467A                          O            10/01/32
    0


    8127979          N67/U56             F          136,650.00         ZZ
                                         360        136,461.30          1
                                       7.875            990.81         95
                                       7.625            990.81
    GILBERT          AZ   85296          1            09/10/02         01
    0434745659                           05           11/01/02         35
    1781000837A                          O            10/01/32
    0


    8127981          N67/U56             F           88,100.00         ZZ
                                         360         87,972.06          1
                                       7.625            623.57         75
                                       7.375            623.57
    RIO RICO         AZ   85648          1            09/11/02         00
    0434745667                           05           11/01/02          0
    1781002126A                          O            10/01/32
    0


    8127983          N67/U56             F          171,700.00         ZZ
                                         360        171,480.28          1
                                       8.250          1,289.92         95
                                       8.000          1,289.92
1


    LAS VEGAS        NV   89129          1            09/13/02         01
    0434745675                           03           11/01/02         35
    1781002143A                          O            10/01/32
    0


    8127985          N67/U56             F          364,200.00         ZZ
                                         360        363,779.41          1
                                       8.750          2,865.16         95
                                       8.500          2,865.16
    PALMDALE         CA   93551          1            09/18/02         10
    0434745683                           05           11/01/02         35
    1781002368A                          O            10/01/32
    0


    8127987          N67/U56             F           65,000.00         ZZ
                                         360         64,920.77          1
                                       8.500            499.79         79
                                       8.250            499.79
    AVONDALE         AZ   85323          5            09/05/02         00
    0434745691                           05           11/01/02          0
    1781002408A                          O            10/01/32
    0


    8127989          N67/U56             F          127,650.00         ZZ
                                         360        127,464.63          1
                                       7.625            903.50         95
                                       7.375            903.50
    PHOENIX          AZ   85042          1            09/13/02         10
    0434745717                           03           11/01/02         35
    1781002466A                          O            10/01/32
    0


    8127991          N67/U56             F          164,000.00         ZZ
                                         360        163,749.65          1
                                       7.375          1,132.71         74
                                       7.125          1,132.71
    TUJUNGA          CA   91042          2            09/12/02         00
    0434745725                           05           11/01/02          0
    1781002565A                          O            10/01/32
    0


    8127993          N67/U56             F           89,250.00         ZZ
                                         360         89,069.00          1
                                       6.875            586.31         85
                                       6.625            586.31
    PHOENIX          AZ   85019          5            09/09/02         01
    0434745733                           05           11/01/02         25
    1781002695A                          O            10/01/32
    0
1




    8127995          N67/U56             F          142,750.00         T
                                         360        142,437.78          1
                                       7.750          1,022.68         70
                                       7.500          1,022.68
    GREEN VALLEY     AZ   85614          1            09/12/02         00
    0434745741                           03           11/01/02          0
    1781002737A                          O            10/01/32
    0


    8127997          N67/U56             F          207,100.00         ZZ
                                         360        206,624.32          1
                                       7.375          1,430.39         95
                                       7.125          1,430.39
    SNOHOMISH        WA   98296          1            08/27/02         01
    0434745766                           05           10/01/02         35
    1781002752A                          O            09/01/32
    0


    8127999          N67/U56             F          108,000.00         ZZ
                                         360        107,878.45          3
                                       8.875            859.30         90
                                       8.625            859.30
    MESA             AZ   85203          5            09/09/02         01
    0434745782                           05           11/01/02         30
    1781002773A                          O            10/01/32
    0


    8128001          N67/U56             F          175,000.00         ZZ
                                         360        174,726.14          1
                                       7.250          1,193.81         47
                                       7.000          1,193.81
    STOCKTON         CA   95212          5            09/06/02         00
    0434745790                           05           11/01/02          0
    1781002783A                          O            10/01/32
    0


    8128003          N67/U56             F          126,300.00         ZZ
                                         360        126,125.59          1
                                       7.875            915.76         95
                                       7.625            915.76
    MESA             AZ   85207          1            09/16/02         10
    0434745816                           03           11/01/02         35
    1781002788A                          O            10/01/32
    0


    8128005          N67/U56             F          137,600.00         ZZ
                                         360        137,368.14          1
1


                                       6.875            903.93         80
                                       6.625            903.93
    AVONDALE         AZ   85323          5            09/13/02         00
    0434745832                           03           11/01/02          0
    1781002832A                          O            10/01/32
    0


    8128009          N67/U56             F          165,350.00         ZZ
                                         360        165,121.67          1
                                       7.875          1,198.90         95
                                       7.625          1,198.90
    GILBERT          AZ   85234          1            09/16/02         01
    0434745857                           03           11/01/02         35
    1781002839A                          O            10/01/32
    0


    8128013          N67/U56             F          189,050.00         ZZ
                                         360        188,795.46          1
                                       8.000          1,387.18         95
                                       7.750          1,387.18
    BELLINGHAM       WA   98226          1            09/13/02         01
    0434745873                           05           11/01/02         35
    1781002850A                          O            10/01/32
    0


    8128017          N67/U56             F          112,000.00         ZZ
                                         360        111,806.60          1
                                       6.750            726.43         79
                                       6.500            726.43
    SEDRO WOOLLEY    WA   98284          5            09/09/02         00
    0434745907                           05           11/01/02          0
    1781002876A                          O            10/01/32
    0


    8128019          N67/U56             F          132,000.00         ZZ
                                         360        131,813.08          1
                                       7.750            945.66         75
                                       7.500            945.66
    AVONDALE         AZ   85323          5            09/12/02         00
    0434745915                           03           11/01/02          0
    1781002961A                          O            10/01/32
    0


    8128021          N67/U56             F          123,400.00         ZZ
                                         360        123,233.84          1
                                       8.000            905.47         95
                                       7.750            905.47
    PHOENIX          AZ   85051          1            09/11/02         10
    0434745923                           03           11/01/02         35
1


    1781002985A                          O            10/01/32
    0


    8128023          N67/U56             F          413,050.00         ZZ
                                         360        412,465.06          1
                                       7.750          2,959.14         90
                                       7.500          2,959.14
    CHANDLER         AZ   85248          1            09/06/02         01
    0434745949                           03           11/01/02         30
    1781002991A                          O            10/01/32
    0


    8128025          N67/U56             F          196,700.00         ZZ
                                         360        196,407.14          1
                                       7.500          1,375.35         95
                                       7.250          1,375.35
    LAS VEGAS        NV   89141          1            09/12/02         12
    0434745956                           03           11/01/02         35
    1781002995A                          O            10/01/32
    0


    8128027          N67/U56             F          392,000.00         ZZ
                                         360        391,523.37          1
                                       8.500          3,014.14         75
                                       8.250          3,014.14
    SEATTLE          WA   98199          5            09/09/02         00
    0434745964                           05           11/01/02          0
    1781002998A                          O            10/01/32
    0


    8128031          N67/U56             F          218,500.00         ZZ
                                         360        218,158.05          1
                                       7.250          1,490.56         95
                                       7.000          1,490.56
    SURPRISE         AZ   85379          1            09/12/02         12
    0434745980                           03           11/01/02         35
    1781003019A                          O            10/01/32
    0


    8128035          N67/U56             F          393,750.00         ZZ
                                         360        393,192.40          1
                                       7.750          2,820.87         75
                                       7.500          2,820.87
    FOUNTAIN HILLS   AZ   85268          5            09/09/02         00
    0434746020                           05           11/01/02          0
    1781003033A                          O            10/01/32
    0


1


    8128037          N67/U56             F           98,400.00         ZZ
                                         360         98,274.07          1
                                       8.250            739.25         80
                                       8.000            739.25
    PHOENIX          AZ   85006          5            09/13/02         00
    0434746038                           05           11/01/02          0
    1781003048A                          O            10/01/32
    0


    8128043          N67/U56             F          256,000.00         ZZ
                                         360        255,688.72          1
                                       8.500          1,968.42         95
                                       8.250          1,968.42
    PHOENIX          AZ   85021          1            09/12/02         01
    0434746079                           05           11/01/02         35
    1781003090A                          O            10/01/32
    0


    8128047          N67/U56             F          105,450.00         ZZ
                                         360        105,308.03          1
                                       8.000            773.75         95
                                       7.750            773.75
    PHOENIX          AZ   85043          1            09/16/02         12
    0434746087                           03           11/01/02         35
    1781003099A                          O            10/01/32
    0


    8128049          N67/U56             F           81,700.00         ZZ
                                         360         81,594.55          1
                                       8.375            620.98         95
                                       8.125            620.98
    PHOENIX          AZ   85014          1            09/13/02         10
    0434746103                           05           11/01/02         35
    1781003109A                          O            10/01/32
    0


    8128051          N67/U56             F           90,250.00         ZZ
                                         360         90,134.50          1
                                       8.250            678.02         95
                                       8.000            678.02
    TUCSON           AZ   85711          1            09/16/02         01
    0434746111                           05           11/01/02         35
    1781003110A                          O            10/01/32
    0


    8128053          N67/U56             F          166,250.00         ZZ
                                         360        166,037.25          1
                                       8.250          1,248.98         95
                                       8.000          1,248.98
1


    SCOTTSDALE       AZ   85257          1            09/16/02         01
    0434746137                           03           11/01/02         35
    1781003117A                          O            10/01/32
    0


    8128055          N67/U56             F           34,000.00         ZZ
                                         360         33,953.06          1
                                       7.875            246.52         37
                                       7.625            246.52
    PHOENIX          AZ   85009          5            09/11/02         00
    0434746145                           05           11/01/02          0
    1781003138A                          N            10/01/32
    0


    8128057          N67/U56             F          127,300.00         ZZ
                                         360        127,124.22          1
                                       7.875            923.01         95
                                       7.625            923.01
    LITCHFIELD PARK  AZ   85340          1            09/09/02         01
    0434746152                           03           11/01/02         35
    1781003158A                          O            10/01/32
    0


    8128059          N67/U56             F          268,200.00         ZZ
                                         360        267,847.93          1
                                       8.125          1,991.38         90
                                       7.875          1,991.38
    WOODINVILLE      WA   98072          1            09/10/02         12
    0434746160                           05           11/01/02         30
    1781003184A                          O            10/01/32
    0


    8128061          N67/U56             F          114,950.00         ZZ
                                         360        114,795.23          1
                                       8.000            843.46         95
                                       7.750            843.46
    SCOTTSDALE       AZ   85257          1            09/12/02         01
    0434746178                           01           11/01/02         35
    1781003220A                          O            10/01/32
    0


    8128065          N67/U56             F          353,250.00         ZZ
                                         360        352,724.02          1
                                       7.500          2,469.98         90
                                       7.250          2,469.98
    SCOTTSDALE       AZ   85259          1            09/16/02         10
    0434746194                           03           11/01/02         30
    1781003230A                          O            10/01/32
    0
1




    8128069          N67/U56             F          139,500.00         ZZ
                                         360        139,312.18          1
                                       8.000          1,023.60         90
                                       7.750          1,023.60
    PHOENIX          AZ   85032          1            09/17/02         01
    0434746228                           03           11/01/02         30
    1781003243A                          N            10/01/32
    0


    8128071          N67/U56             F          132,000.00         ZZ
                                         360        131,813.08          1
                                       7.750            945.66         95
                                       7.500            945.66
    HIGLEY           AZ   85236          1            09/13/02         10
    0434746244                           03           11/01/02         35
    1781003249A                          O            10/01/32
    0


    8128073          N67/U56             F          121,885.00         ZZ
                                         360        121,714.10          1
                                       7.875            883.75         95
                                       7.625            883.75
    TEMPE            AZ   85282          1            09/17/02         10
    0434746251                           05           11/01/02         35
    1781003256A                          O            10/01/32
    0


    8128075          N67/U56             F           77,000.00         ZZ
                                         360         76,890.95          1
                                       7.750            551.64         91
                                       7.500            551.64
    PHOENIX          AZ   85015          1            09/18/02         10
    0434746277                           05           11/01/02         35
    1781003277A                          O            10/01/32
    0


    8128077          N67/U56             F          315,950.00         ZZ
                                         360        315,535.25          1
                                       8.125          2,345.92         95
                                       7.875          2,345.92
    LITCHFIELD PARK  AZ   85340          1            09/19/02         01
    0434746285                           03           11/01/02         35
    1781003340A                          O            10/01/32
    0


    8128079          N67/U56             F          133,450.00         ZZ
                                         360        133,287.73          1
1


                                       8.500          1,026.12         95
                                       8.250          1,026.12
    LAS VEGAS        NV   89149          1            09/06/02         01
    0434746293                           01           11/01/02         35
    1782001405A                          O            10/01/32
    0


    8128085          N67/U56             F          130,876.00         ZZ
                                         360        130,555.45          1
                                       8.500          1,006.33         95
                                       8.250          1,006.33
    HOUSTON          TX   77095          1            07/31/02         01
    0434746368                           05           09/01/02         35
    1785002835A                          O            08/01/32
    0


    8128087          N67/U56             F           86,350.00         ZZ
                                         360         86,049.08          1
                                       8.875            687.04         95
                                       8.625            687.04
    LAS VEGAS        NV   89122          1            05/15/02         01
    0434749685                           03           07/01/02         35
    1785002898A                          O            06/01/32
    0


    8128089          N67/U56             F          125,091.00         ZZ
                                         360        104,334.79          1
                                       8.500            961.84         89
                                       8.250            961.84
    WEST PALM BEACH  FL   33411          1            06/14/02         01
    0434749727                           03           08/01/02         30
    1785002910A                          O            07/01/32
    0


    8128093          N67/U56             F          163,479.00         ZZ
                                         360        162,426.73          1
                                       9.750          1,404.54         96
                                       9.500          1,404.54
    SUGARLAND        TX   77479          1            05/31/02         01
    0434749826                           03           07/01/02         35
    1785003001A                          O            06/01/32
    0


    8128095          N67/U56             F          205,150.00         ZZ
                                         360        204,678.78          1
                                       7.375          1,416.93         95
                                       7.125          1,416.93
    LAS VEGAS        NV   89135          1            08/12/02         01
    0434746418                           03           10/01/02         35
1


    1785003159A                          O            09/01/32
    0


    8128097          N67/U56             F          115,550.00         ZZ
                                         360        115,274.15          1
                                       8.625            898.74         95
                                       8.375            898.74
    KATY             TX   77449          1            07/29/02         01
    0434746434                           03           09/01/02         35
    1785003192A                          O            08/01/32
    0


    8128099          N67/U56             F          125,400.00         ZZ
                                         360        125,170.47          1
                                       8.500            964.22         95
                                       8.250            964.22
    TUCSON           AZ   85735          1            08/09/02         01
    0434746459                           03           10/01/02         35
    1785003224A                          O            09/01/32
    0


    8128107          N67/U56             F          136,350.00         ZZ
                                         360        136,161.72          1
                                       7.875            988.63         90
                                       7.625            988.63
    JACKSONVILLE     FL   32221          5            09/16/02         01
    0434746541                           03           11/01/02         30
    3252002564A                          O            10/01/32
    0


    8128109          N67/U56             F          146,300.00         ZZ
                                         360        146,082.18          1
                                       7.500          1,022.95         95
                                       7.250          1,022.95
    ATLANTA          GA   30316          1            09/13/02         01
    0434746566                           05           11/01/02         35
    3252002677A                          O            10/01/32
    0


    8128113          N67/U56             F           57,600.00         ZZ
                                         360         57,522.44          1
                                       8.000            422.65         80
                                       7.750            422.65
    JACKSONVILLE     FL   32209          5            09/13/02         00
    0434746608                           05           11/01/02          0
    3252002873A                          N            10/01/32
    0


1


    8128115          N67/U56             F          142,500.00         ZZ
                                         360        142,312.93          1
                                       8.125          1,058.06         95
                                       7.875          1,058.06
    STONE MOUNTAIN   GA   30087          1            09/16/02         01
    0434746624                           05           11/01/02         35
    3252002903A                          O            10/01/32
    0


    8128121          N67/U56             F          162,350.00         ZZ
                                         360        162,152.60          1
                                       8.500          1,248.33         95
                                       8.250          1,248.33
    LAKE LURE        NC   28746          1            09/12/02         10
    0434746673                           05           11/01/02         35
    3252002997A                          O            10/01/32
    0


    8128125          N67/U56             F          123,400.00         ZZ
                                         360        123,242.09          1
                                       8.250            927.06         95
                                       8.000            927.06
    CAPE CORAL       FL   33990          1            09/16/02         01
    0434746715                           05           11/01/02         35
    3252003023A                          O            10/01/32
    0


    8128129          N67/U56             F          175,000.00         ZZ
                                         360        174,787.21          4
                                       8.500          1,345.60         69
                                       8.250          1,345.60
    KISSIMMEE        FL   34743          5            09/16/02         00
    0434746764                           05           11/01/02          0
    3252003059A                          N            10/01/32
    0


    8128131          N67/U56             F          127,900.00         ZZ
                                         360        127,714.27          1
                                       7.625            905.27         79
                                       7.375            905.27
    CORNELIUS        NC   28031          1            09/20/02         00
    0434746780                           03           11/01/02          0
    3252003069A                          O            10/01/32
    0


    8128133          N67/U56             F          164,000.00         ZZ
                                         360        163,773.54          1
                                       7.875          1,189.11         85
                                       7.625          1,189.11
1


    CLOVER           SC   29710          5            09/13/02         01
    0434746806                           05           11/01/02         30
    3252003073A                          O            10/01/32
    0


    8128137          N67/U56             F          198,700.00         ZZ
                                         360        198,396.69          1
                                       7.375          1,372.37         75
                                       7.125          1,372.37
    GAINESVILLE      GA   30506          2            09/16/02         00
    0434746855                           05           11/01/02          0
    3252003076A                          O            10/01/32
    0


    8128139          N67/U56             F          118,200.00         ZZ
                                         360        118,052.54          1
                                       8.375            898.41         94
                                       8.125            898.41
    ATLANTA          GA   30328          2            09/09/02         01
    0434746871                           01           11/01/02         35
    3252003077A                          O            10/01/32
    0


    8128141          N67/U56             F          129,000.00         ZZ
                                         360        128,834.93          1
                                       8.250            969.13         95
                                       8.000            969.13
    KANNAPOLIS       NC   28081          1            09/18/02         10
    0434746897                           05           11/01/02         35
    3252003078A                          O            10/01/32
    0


    8128143          N67/U56             F          120,150.00         ZZ
                                         360        119,996.23          1
                                       8.250            902.65         95
                                       8.000            902.65
    CHARLOTTE        NC   28214          1            09/20/02         10
    0434746905                           03           11/01/02         35
    3252003112A                          O            10/01/32
    0


    8128147          N67/U56             F          137,250.00         ZZ
                                         360        137,078.79          1
                                       8.375          1,043.20         95
                                       8.125          1,043.20
    GASTONIA         NC   28054          1            09/20/02         12
    0434746954                           05           11/01/02         35
    3252003137A                          O            10/01/32
    0
1




    8128149          N67/U56             F          103,900.00         ZZ
                                         360        103,770.38          1
                                       8.375            789.72         95
                                       8.125            789.72
    KERNERSVILLE     NC   27284          1            09/13/02         10
    0434746970                           05           11/01/02         35
    3252003143A                          O            10/01/32
    0


    8128151          N67/U56             F           70,000.00         ZZ
                                         360         69,912.68          1
                                       8.375            532.05         73
                                       8.125            532.05
    HENDERSONVILLE   NC   28739          5            09/09/02         00
    0434746996                           05           11/01/02          0
    3252003152A                          O            10/01/32
    0


    8128155          N67/U56             F          223,150.00         ZZ
                                         360        222,871.63          1
                                       8.375          1,696.10         95
                                       8.125          1,696.10
    WILLOW STREET    PA   17584          1            09/16/02         12
    0434747036                           05           11/01/02         35
    3252003172A                          O            10/01/32
    0


    8128157          N67/U56             F          141,750.00         ZZ
                                         360        141,544.15          1
                                       7.625          1,003.30         95
                                       7.375          1,003.30
    PALM BAY         FL   32909          1            09/19/02         01
    0434747051                           05           11/01/02         35
    3252003191A                          O            10/01/32
    0


    8128159          N67/U56             F           52,000.00         T
                                         360         51,929.98          1
                                       8.000            381.56         79
                                       7.750            381.56
    ROCK HILL        SC   29730          5            09/16/02         00
    0434747077                           05           11/01/02          0
    3252003206A                          O            10/01/32
    0


    8128163          N67/U56             F          154,350.00         ZZ
                                         360        154,102.41          1
1


                                       7.125          1,039.88         95
                                       6.875          1,039.88
    MELBOURNE        FL   32940          1            09/20/02         12
    0434751558                           03           11/01/02         35
    3252003301A                          O            10/01/32
    0


    8128165          N67/U56             F          150,000.00         ZZ
                                         360        149,822.26          1
                                       8.625          1,166.68         75
                                       8.375          1,166.68
    ALLARDT          TN   38556          5            09/13/02         00
    0434747135                           05           11/01/02          0
    3254000679A                          O            10/01/32
    0


    8128167          N67/U56             F          108,750.00         ZZ
                                         360        108,603.57          1
                                       8.000            797.97         75
                                       7.750            797.97
    LAKE WORTH       FL   33461          5            09/13/02         00
    0434747176                           05           11/01/02          0
    3254001361A                          N            10/01/32
    0


    8128169          N67/U56             F           90,250.00         ZZ
                                         360         90,143.04          1
                                       8.625            701.96         95
                                       8.375            701.96
    WINTER HAVEN     FL   33884          1            09/17/02         12
    0434747192                           05           11/01/02         35
    3254001405A                          O            10/01/32
    0


    8128173          N67/U56             F          105,600.00         ZZ
                                         360        105,461.37          1
                                       8.125            784.08         80
                                       7.875            784.08
    CITRUS SPRINGS   FL   34433          1            09/13/02         00
    0434747242                           05           11/01/02          0
    3254001501A                          O            10/01/32
    0


    8128177          N67/U56             F          171,000.00         ZZ
                                         360        170,769.76          1
                                       8.000          1,254.74         95
                                       7.750          1,254.74
    TAMPA            FL   33615          1            09/19/02         01
    0434747317                           05           11/01/02         35
1


    3254001639A                          O            10/01/32
    0


    8128187          N67/U56             F          122,050.00         ZZ
                                         360        121,863.69          1
                                       7.375            842.97         95
                                       7.125            842.97
    RICHMOND         VA   23294          1            09/18/02         01
    0434747408                           03           11/01/02         35
    3254001808A                          O            10/01/32
    0


    8128197          N67/U56             F          512,000.00         ZZ
                                         360        511,137.24          1
                                       6.875          3,363.48         79
                                       6.625          3,363.48
    SAVANNAH         GA   31411          2            09/11/02         00
    0434747499                           03           11/01/02          0
    3254001916A                          O            10/01/32
    0


    8128199          N67/U56             F          144,000.00         ZZ
                                         360        143,774.66          1
                                       7.250            982.33         90
                                       7.000            982.33
    STONE MOUNTAIN   GA   30083          5            09/09/02         01
    0434747523                           05           11/01/02         30
    3254001928A                          O            10/01/32
    0


    8128201          N67/U56             F           93,000.00         ZZ
                                         360         92,861.53          1
                                       7.500            650.27         80
                                       7.250            650.27
    WEST PALM BEACH  FL   33415          2            09/12/02         00
    0434747549                           03           11/01/02          0
    3254001967A                          O            10/01/32
    0


    8128203          N67/U56             F           60,000.00         ZZ
                                         360         59,879.17          1
                                       7.250            409.31         71
                                       7.000            409.31
    COLUMBIA         SC   29210          2            09/09/02         00
    0434747572                           05           11/01/02          0
    3254001972A                          O            10/01/32
    0


1


    8128205          N67/U56             F          213,750.00         ZZ
                                         360        213,448.07          1
                                       7.875          1,549.84         95
                                       7.625          1,549.84
    WESTON           FL   33331          1            09/20/02         01
    0434747598                           03           11/01/02         35
    3254001975A                          O            10/01/32
    0


    8128207          N67/U56             F          270,000.00         ZZ
                                         360        269,545.04          1
                                       6.875          1,773.71         79
                                       6.625          1,773.71
    LAKE WORTH       FL   33467          5            09/12/02         00
    0434747614                           03           11/01/02          0
    3254001985A                          O            10/01/32
    0


    8128209          N67/U56             F          122,550.00         ZZ
                                         360        122,380.77          1
                                       7.875            888.57         95
                                       7.625            888.57
    DALLAS           GA   30157          1            09/20/02         12
    0434747622                           05           11/01/02         35
    3254002020A                          O            10/01/32
    0


    8128213          N67/U56             F          120,800.00         ZZ
                                         360        120,633.19          1
                                       7.875            875.88         95
                                       7.625            875.88
    NORCROSS         GA   30071          1            09/20/02         01
    0434747689                           05           11/01/02         35
    3254002065A                          O            10/01/32
    0


    8128215          N67/U56             F           89,100.00         ZZ
                                         360         88,973.83          1
                                       7.750            638.32         90
                                       7.500            638.32
    MIAMI            FL   33169          1            09/19/02         01
    0434747697                           05           11/01/02         30
    3254002066A                          O            10/01/32
    0


    8128217          N67/U56             F           71,250.00         ZZ
                                         360         71,149.11          1
                                       7.750            510.44         95
                                       7.500            510.44
1


    HOLIDAY          FL   34690          1            09/17/02         12
    0434747713                           05           11/01/02         35
    3254002095A                          O            10/01/32
    0


    8128219          N67/U56             F          133,000.00         ZZ
                                         360        132,825.41          1
                                       8.125            987.52         95
                                       7.875            987.52
    TAMARAC          FL   33321          1            09/13/02         10
    0434747739                           03           11/01/02         35
    3254002136A                          O            10/01/32
    0


    8128221          N67/U56             F          120,618.00         ZZ
                                         360        120,459.65          1
                                       8.125            895.59         80
                                       7.875            895.59
    TAMPA            FL   33647          1            09/13/02         00
    0434747754                           03           11/01/02          0
    3254002160A                          O            10/01/32
    0


    8128223          N67/U56             F          118,150.00         ZZ
                                         360        117,957.68          1
                                       7.500            826.12         95
                                       7.250            826.12
    LILBURN          GA   30047          1            09/18/02         10
    0434747796                           05           11/01/02         35
    3254002166A                          O            10/01/32
    0


    8128225          N67/U56             F          113,900.00         ZZ
                                         360        113,757.92          1
                                       8.375            865.72         95
                                       8.125            865.72
    HENDERSONVILLE   TN   37075          1            09/17/02         12
    0434747812                           05           11/01/02         35
    3254002170A                          O            10/01/32
    0


    8128235          N67/U56             F           71,700.00         ZZ
                                         360         71,593.24          1
                                       7.500            501.34         95
                                       7.250            501.34
    NEW PORT RICHEY  FL   34652          1            09/18/02         01
    0434747945                           05           11/01/02         35
    3254002204A                          O            10/01/32
    0
1




    8128237          N67/U56             F           82,400.00         ZZ
                                         360         82,257.72          1
                                       6.750            534.44         79
                                       6.500            534.44
    NASHVILLE        TN   37211          5            09/13/02         00
    0434747978                           03           11/01/02          0
    3254002212A                          O            10/01/32
    0


    8128239          N67/U56             F           79,800.00         ZZ
                                         360         79,684.12          1
                                       7.625            564.82         95
                                       7.375            564.82
    PORT RICHEY      FL   34668          1            09/19/02         01
    0434748000                           05           11/01/02         35
    3254002262A                          O            10/01/32
    0


    8128241          N67/U56             F           88,050.00         ZZ
                                         360         87,925.31          1
                                       7.750            630.80         95
                                       7.500            630.80
    POMPANO BEACH    FL   33068          1            09/20/02         01
    0434748034                           05           11/01/02         35
    3254002328A                          O            10/01/32
    0


    8128243          N67/U56             F          121,100.00         ZZ
                                         360        120,015.38          1
                                       9.125            985.31         95
                                       8.875            985.31
    TAMPA            FL   33625          1            05/16/02         10
    0434753042                           05           07/01/02         35
    3255002764A                          O            06/01/32
    0


    8128245          N67/U56             F          108,250.00         ZZ
                                         360        107,859.57          1
                                       8.625            841.96         95
                                       8.375            841.96
    THE WOODLANDS    TX   77382          1            05/24/02         10
    0434753109                           03           07/01/02         35
    3255002796A                          O            06/01/32
    0


    8128247          N67/U56             F           58,425.00         ZZ
                                         360         58,250.05          1
1


                                       8.625            454.42         95
                                       8.375            454.42
    KISSIMMEE        FL   34758          1            06/10/02         10
    0434753141                           03           08/01/02         35
    3255002809A                          O            07/01/32
    0


    8128249          N67/U56             F           98,000.00         ZZ
                                         360         97,811.24          1
                                       8.250            736.24         90
                                       8.000            736.24
    PHOENIX          AZ   85019          5            08/08/02         10
    0434748075                           05           10/01/02         30
    3255002818A                          O            09/01/32
    0


    8128251          N67/U56             F          272,749.00         ZZ
                                         360        272,097.92          1
                                       8.625          2,121.41         95
                                       8.375          2,121.41
    UPPER MARLBORO   MD   20772          1            07/30/02         10
    0434753224                           03           09/01/02         35
    3255002856A                          O            08/01/32
    0


    8128255          N67/U56             F          450,000.00         ZZ
                                         360        449,176.36          1
                                       8.500          3,460.11         90
                                       8.250          3,460.11
    LOS ANGELES      CA   90042          1            08/23/02         10
    0434748117                           05           10/01/02         30
    3255003004A                          O            09/01/32
    0


    8128257          N67/U56             F          600,000.00         ZZ
                                         360        598,202.08          1
                                       7.500          4,195.29         80
                                       7.250          4,195.29
    RALEIGH          NC   27615          5            07/31/02         00
    0434748133                           05           09/01/02          0
    3255003038A                          O            08/01/32
    0


    8128259          N67/U56             F          134,950.00         ZZ
                                         360        134,676.53          1
                                       8.000            990.22         90
                                       7.750            990.22
    LIBERTY HILL     TX   78642          1            08/20/02         01
    0434748158                           05           10/01/02         30
1


    3255003087A                          O            09/01/32
    0


    8128261          N67/U56             F          125,400.00         ZZ
                                         360        125,152.25          1
                                       8.125            931.09         95
                                       7.875            931.09
    HESPERIA         CA   92345          1            08/06/02         10
    0434748174                           05           10/01/02         35
    3255003090A                          O            09/01/32
    0


    8128263          N67/U56             F          116,850.00         ZZ
                                         360        116,636.12          1
                                       8.500            898.48         95
                                       8.250            898.48
    WARRENSVILLE     OH   44128          1            08/22/02         01
    0434748190                           05           10/01/02         35
    3255003120A                          O            09/01/32
    0


    8128265          N67/U56             F          531,750.00         ZZ
                                         360        530,558.69          1
                                       7.500          3,718.07         75
                                       7.250          3,718.07
    ORLANDO          FL   32801          1            08/29/02         00
    0434748216                           05           10/01/02          0
    3255003123A                          O            09/01/32
    0


    8128267          N67/U56             F          134,400.00         ZZ
                                         360        134,127.65          1
                                       8.000            986.18         80
                                       7.750            986.18
    WINTER PARK      FL   32789          5            08/28/02         00
    0434748232                           05           10/01/02          0
    3255003135A                          O            09/01/32
    0


    8128269          N67/U56             F          123,950.00         ZZ
                                         360        123,698.83          1
                                       8.000            909.50         95
                                       7.750            909.50
    GROVELAND        FL   34736          1            08/30/02         10
    0434748257                           05           10/01/02         35
    3255003154A                          O            09/01/32
    0


1


    8128271          N67/U56             F           99,000.00         ZZ
                                         360         98,804.37          1
                                       8.125            735.08         90
                                       7.875            735.08
    MULBERRY         FL   33860          5            08/29/02         10
    0434748281                           05           10/01/02         30
    3255003159A                          O            09/01/32
    0


    8128275          N67/U56             F          166,250.00         ZZ
                                         360        166,031.76          1
                                       8.125          1,234.40         95
                                       7.875          1,234.40
    ROCKY HILL       CT   06067          1            09/06/02         10
    0434748349                           05           11/01/02         35
    3255003180A                          O            10/01/32
    0


    8128277          N67/U56             F           93,100.00         ZZ
                                         360         92,980.85          1
                                       8.250            699.43         95
                                       8.000            699.43
    KNOXVILLE        TN   37924          1            09/06/02         10
    0434748372                           05           11/01/02         35
    3255003193A                          O            10/01/32
    0


    8128279          N67/U56             F          161,400.00         ZZ
                                         360        161,193.47          1
                                       8.250          1,212.54         95
                                       8.000          1,212.54
    PLAINFIELD       IL   60544          1            09/20/02         01
    0434748406                           03           11/01/02         35
    3261001117A                          O            10/01/32
    0


    8128281          N67/U56             F           61,200.00         ZZ
                                         180         61,129.32          1
                                       8.750            481.46         90
                                       8.500            481.46
    CHICAGO          IL   60617          5            09/16/02         01
    0434748422                           05           11/01/02         30
    3261001456A                          O            10/01/17
    0


    8128285          N67/U56             F          152,000.00         ZZ
                                         360        151,819.87          1
                                       8.625          1,182.24         95
                                       8.375          1,182.24
1


    MASTIC           NY   11950          1            09/13/02         01
    0434748448                           05           11/01/02         35
    3261001536A                          O            10/01/32
    0


    8128291          N67/U56             F          460,000.00         ZZ
                                         180        459,411.32          1
                                       8.250          3,455.83         69
                                       8.000          3,455.83
    WYCKOFF          NJ   07481          5            09/16/02         00
    0434748513                           05           11/01/02          0
    3261001606A                          O            10/01/17
    0


    8128307          N67/U56             F          267,900.00         ZZ
                                         180        267,557.17          1
                                       8.250          2,012.64         95
                                       8.000          2,012.64
    CHICAGO          IL   60634          1            09/16/02         01
    0434748661                           05           11/01/02         35
    3261001816A                          O            10/01/17
    0


    8128311          N67/U56             F          114,000.00         ZZ
                                         180        113,861.39          1
                                       8.500            876.56         95
                                       8.250            876.56
    WAUKEGAN         IL   60085          1            09/18/02         12
    0434748711                           05           11/01/02         35
    3261001828A                          O            10/01/17
    0


    8128321          N67/U56             F           97,300.00         ZZ
                                         360         97,163.97          1
                                       8.000            713.95         90
                                       7.750            713.95
    NAPANOCH         NY   12458          1            09/17/02         01
    0434748836                           05           11/01/02         30
    3261001898A                          O            10/01/32
    0


    8128323          N67/U56             F          435,000.00         ZZ
                                         360        434,457.37          1
                                       8.375          3,306.31         75
                                       8.125          3,306.31
    FLUSHING         NY   11358          1            09/13/02         00
    0434748851                           05           11/01/02          0
    3261001913A                          O            10/01/32
    0
1




    8128327          N67/U56             F          142,500.00         ZZ
                                         360        142,312.93          1
                                       8.125          1,058.06         95
                                       7.875          1,058.06
    BLUFFTON         SC   29910          1            09/20/02         12
    0434753810                           05           11/01/02         35
    3261001939A                          O            10/01/32
    0


    8128329          N67/U56             F           96,750.00         ZZ
                                         360         96,635.35          1
                                       8.625            752.51         75
                                       8.375            752.51
    SPRING GROVE     IL   60081          5            09/14/02         00
    0434748901                           05           11/01/02          0
    3261001944A                          O            10/01/32
    0


    8128331          N67/U56             F          147,250.00         ZZ
                                         360        147,025.22          1
                                       7.375          1,017.02         95
                                       7.125          1,017.02
    AURORA           IL   60504          1            09/13/02         12
    0434748927                           05           11/01/02         35
    3261001955A                          O            10/01/32
    0


    8128333          N67/U56             F          136,325.00         ZZ
                                         180        136,154.93          1
                                       8.375          1,036.17         95
                                       8.125          1,036.17
    JOLIET           IL   60431          1            09/13/02         01
    0434748943                           05           11/01/02         35
    3261001957A                          O            10/01/17
    0


    8128337          N67/U56             F          189,900.00         ZZ
                                         180        189,631.07          1
                                       7.750          1,360.47         90
                                       7.500          1,360.47
    BAYONNE          NJ   07002          1            09/17/02         01
    0434748976                           05           11/01/02         30
    3261001982A                          O            10/01/17
    0


    8128341          N67/U56             F          173,375.00         ZZ
                                         180        173,141.57          1
1


                                       8.000          1,272.16         95
                                       7.750          1,272.16
    HANOVER PARK     IL   60133          1            09/20/02         01
    0434749024                           05           11/01/02         35
    3261002017A                          O            10/01/17
    0


    8128343          N67/U56             F           57,950.00         ZZ
                                         360         57,877.71          1
                                       8.375            440.46         95
                                       8.125            440.46
    BREMEN           IN   46506          1            09/18/02         01
    0434749040                           05           11/01/02         35
    3262001428A                          O            10/01/32
    0


    8128345          N67/U56             F          230,750.00         ZZ
                                         360        230,462.14          1
                                       8.375          1,753.87         90
                                       8.125          1,753.87
    CROWN POINT      IN   46307          1            09/17/02         12
    0434749073                           05           11/01/02         30
    3262001431A                          O            10/01/32
    0


    8128347          N67/U56             F           89,750.00         ZZ
                                         360         89,635.15          1
                                       8.250            674.26         95
                                       8.000            674.26
    ELKHART          IN   46514          1            09/13/02         01
    0434749099                           05           11/01/02         35
    3262001909A                          O            10/01/32
    0


    8128357          N67/U56             F          126,000.00         ZZ
                                         180        125,885.04          1
                                       9.875          1,094.12         90
                                       9.625          1,094.12
    BELLWOOD         IL   60104          1            09/18/02         10
    0434749206                           05           11/01/02         30
    3262002342A                          O            10/01/17
    0


    8128359          N67/U56             F          123,400.00         ZZ
                                         360        123,238.01          1
                                       8.125            916.24         95
                                       7.875            916.24
    VERNON HILLS     IL   60061          1            09/20/02         01
    0434749248                           01           11/01/02         35
1


    3262002348A                          O            10/01/32
    0


    8128363          N67/U56             F           88,350.00         ZZ
                                         180         88,236.95          1
                                       8.250            663.74         95
                                       8.000            663.74
    LYNWOOD          IL   60411          1            09/12/02         01
    0434749297                           05           11/01/02         35
    3262002447A                          O            10/01/17
    0


    8128367          N67/U56             F           89,000.00         ZZ
                                         360         88,886.10          1
                                       8.250            668.63         90
                                       8.000            668.63
    MOUNT GILEAD     OH   43338          5            09/11/02         01
    0434749339                           05           11/01/02         30
    3262002457A                          O            10/01/32
    0


    8128369          N67/U56             F          166,150.00         ZZ
                                         180        165,926.29          1
                                       8.000          1,219.15         95
                                       7.750          1,219.15
    AURORA           IL   60504          1            09/16/02         12
    0434749354                           05           11/01/02         35
    3262002500A                          O            10/01/17
    0


    8128371          N67/U56             F           97,350.00         ZZ
                                         360         97,231.62          1
                                       8.500            748.54         95
                                       8.250            748.54
    AURORA           IL   60505          1            09/18/02         01
    0434749396                           05           11/01/02         35
    3262002508A                          O            10/01/32
    0


    8128379          N67/U56             F          189,050.00         ZZ
                                         360        188,808.07          1
                                       8.250          1,420.27         95
                                       8.000          1,420.27
    WHITE LAKE       MI   48386          1            09/16/02         01
    0434749495                           05           11/01/02         35
    3262002531A                          O            10/01/32
    0


1


    8128381          N67/U56             F          187,200.00         ZZ
                                         360        186,966.47          1
                                       8.375          1,422.86         90
                                       8.125          1,422.86
    CHESTERFIELD TO  MI   48047          5            09/13/02         10
    0434749529                           05           11/01/02         30
    3262002538A                          O            10/01/32
    0


    8128385          N67/U56             F          160,550.00         ZZ
                                         180        160,349.72          1
                                       8.375          1,220.30         95
                                       8.125          1,220.30
    STREAMWOOD       IL   60107          1            09/19/02         12
    0434749545                           05           11/01/02         35
    3262002559A                          O            10/01/17
    0


    8128387          N67/U56             F          140,650.00         ZZ
                                         360        140,474.55          1
                                       8.375          1,069.04         95
                                       8.125          1,069.04
    LIVONIA          MI   48152          1            09/13/02         01
    0434749560                           05           11/01/02         35
    3262002560A                          O            10/01/32
    0


    8128389          N67/U56             F          171,000.00         ZZ
                                         180        170,738.98          1
                                       7.375          1,181.05         80
                                       7.125          1,181.05
    BERWYN           IL   60402          5            09/13/02         00
    0434749586                           05           11/01/02          0
    3262002566A                          O            10/01/17
    0


    8128391          N67/U56             F          111,150.00         ZZ
                                         360        111,011.34          1
                                       8.375            844.82         95
                                       8.125            844.82
    CHICAGO          IL   60628          1            09/13/02         01
    0434749610                           05           11/01/02         35
    3262002567A                          O            10/01/32
    0


    8128401          N67/U56             F          168,000.00         ZZ
                                         360        167,716.91          1
                                       6.875          1,103.64         72
                                       6.625          1,103.64
1


    WEST BLOOMFIELD  MI   48322          5            09/11/02         00
    0434749743                           05           11/01/02          0
    3262002670A                          O            10/01/32
    0


    8128403          N67/U56             F          107,100.00         ZZ
                                         360        106,969.78          1
                                       8.500            823.51         90
                                       8.250            823.51
    BLOOMINGTON      IN   47401          1            09/18/02         01
    0434749784                           01           11/01/02         30
    3262002674A                          O            10/01/32
    0


    8128405          N67/U56             F          355,000.00         ZZ
                                         360        354,568.36          2
                                       8.500          2,729.64         95
                                       8.250          2,729.64
    CHICAGO          IL   60639          1            09/17/02         10
    0434749800                           05           11/01/02         35
    3262002699A                          O            10/01/32
    0


    8128407          N67/U56             F          190,000.00         ZZ
                                         360        189,662.63          1
                                       8.375          1,444.14         80
                                       8.125          1,444.14
    GROVE CITY       OH   43123          5            09/09/02         00
    0434749834                           05           11/01/02          0
    3262002704A                          O            10/01/32
    0


    8128409          N67/U56             F           49,400.00         ZZ
                                         360         49,336.78          1
                                       8.250            371.13         95
                                       8.000            371.13
    GARY             IN   46409          1            09/20/02         01
    0434749859                           05           11/01/02         35
    3262002710A                          O            10/01/32
    0


    8128413          N67/U56             F          190,000.00         ZZ
                                         180        189,786.17          2
                                       8.875          1,511.73         95
                                       8.625          1,511.73
    CHICAGO          IL   60651          1            09/19/02         01
    0434749917                           05           11/01/02         35
    3262002767A                          O            10/01/17
    0
1




    8128415          N67/U56             F          148,200.00         ZZ
                                         180        147,990.14          1
                                       7.750          1,061.72         95
                                       7.500          1,061.72
    CHICAGO          IL   60629          1            09/16/02         10
    0434749958                           05           11/01/02         35
    3262002774A                          O            10/01/17
    0


    8128417          N67/U56             F           92,700.00         ZZ
                                         360         92,568.73          1
                                       7.750            664.11         90
                                       7.500            664.11
    HAMMOND          IN   46327          1            09/16/02         01
    0434749974                           05           11/01/02         30
    3262002779A                          O            10/01/32
    0


    8128419          N67/U56             F          178,000.00         ZZ
                                         180        177,766.35          1
                                       8.125          1,321.64         70
                                       7.875          1,321.64
    CHICAGO          IL   60641          5            09/12/02         00
    0434750006                           05           11/01/02          0
    3262002786A                          O            10/01/17
    0


    8128421          N67/U56             F          429,800.00         ZZ
                                         360        429,235.80          1
                                       8.125          3,191.25         90
                                       7.875          3,191.25
    GLENVIEW         IL   60025          1            09/18/02         01
    0434750022                           03           11/01/02         30
    3262002807A                          O            10/01/32
    0


    8128425          N67/U56             F          452,000.00         ZZ
                                         360        451,406.65          1
                                       8.125          3,356.09         80
                                       7.875          3,356.09
    CHICAGO          IL   60616          1            09/19/02         00
    0434750097                           01           11/01/02          0
    3262002822A                          O            10/01/32
    0


    8128429          N67/U56             F          400,000.00         ZZ
                                         360        399,389.39          1
1


                                       7.375          2,762.70         80
                                       7.125          2,762.70
    PALATINE         IL   60067          1            09/19/02         00
    0434750139                           05           11/01/02          0
    3262002845A                          O            10/01/32
    0


    8128431          N67/U56             F          213,750.00         ZZ
                                         360        213,454.82          1
                                       7.875          1,549.84         95
                                       7.625          1,549.84
    CHAGRIN FALLS    OH   44023          1            09/18/02         01
    0434750154                           05           11/01/02         35
    3262002888A                          O            10/01/32
    0


    8128433          N67/U56             F          108,750.00         ZZ
                                         360        108,599.83          1
                                       7.875            788.51         95
                                       7.625            788.51
    CHICAGO          IL   60652          1            09/20/02         12
    0434750170                           05           11/01/02         35
    3262002921A                          O            10/01/32
    0


    8128435          N67/U56             F          287,750.00         ZZ
                                         360        287,332.14          1
                                       7.625          2,036.68         95
                                       7.375          2,036.68
    GREEN OAK        MI   48178          1            09/19/02         12
    0434750204                           05           11/01/02         35
    3262002922A                          O            10/01/32
    0


    8128451          N67/U56             F          298,000.00         ZZ
                                         180        297,518.68          1
                                       7.750          2,134.91         94
                                       7.500          2,134.91
    WESTFIELD        NJ   07090          1            09/17/02         01
    0434750410                           05           11/01/02         35
    3264001112A                          O            10/01/17
    0


    8128457          N67/U56             F          180,500.00         ZZ
                                         180        180,280.53          1
                                       8.500          1,387.89         95
                                       8.250          1,387.89
    JERSEY CITY      NJ   07305          1            09/13/02         01
    0434750543                           05           11/01/02         35
1


    3264001203A                          O            10/01/17
    0


    8128461          N67/U56             F          104,500.00         ZZ
                                         360        104,369.63          1
                                       8.375            794.28         95
                                       8.125            794.28
    EGG HARBOR CITY  NJ   08215          1            09/13/02         12
    0434750634                           05           11/01/02         35
    3264001239A                          O            10/01/32
    0


    8128465          N67/U56             F          216,000.00         ZZ
                                         360        215,709.17          1
                                       8.000          1,584.93         90
                                       7.750          1,584.93
    SOUDERTON        PA   18964          5            09/16/02         12
    0434750683                           05           11/01/02         30
    3264001252A                          O            10/01/32
    0


    8128471          N67/U56             F           80,750.00         ZZ
                                         360         80,643.99          1
                                       8.125            599.57         95
                                       7.875            599.57
    PHILADELPHIA     PA   19111          1            09/19/02         01
    0434750808                           05           11/01/02         35
    3264001271A                          O            10/01/32
    0


    8128473          N67/U56             F          260,000.00         ZZ
                                         180        259,612.87          2
                                       7.500          1,817.96         80
                                       7.250          1,817.96
    CARTERET         NJ   07008          1            09/16/02         00
    0434750824                           05           11/01/02          0
    3264001300A                          O            10/01/17
    0


    8128475          N67/U56             F          142,405.00         ZZ
                                         180        142,227.36          2
                                       8.375          1,082.38         95
                                       8.125          1,082.38
    CHICAGO          IL   60632          1            09/04/02         01
    0434750857                           05           11/01/02         35
    3265002998A                          O            10/01/17
    0


1


    8128477          N67/U56             F          133,000.00         ZZ
                                         360        132,750.25          1
                                       8.375          1,010.90         95
                                       8.125          1,010.90
    CHICAGO          IL   60617          1            08/02/02         01
    0434750907                           05           10/01/02         35
    3265003183A                          O            09/01/32
    0


    8128479          N67/U56             F          266,000.00         ZZ
                                         180        265,487.63          1
                                       8.250          1,998.37         85
                                       8.000          1,998.37
    CHICAGO          IL   60607          2            08/06/02         01
    0434750956                           01           10/01/02         25
    3265003193A                          O            09/01/17
    0


    8128481          N67/U56             F          133,000.00         ZZ
                                         180        132,768.76          2
                                       8.750          1,046.31         95
                                       8.500          1,046.31
    CHICAGO          IL   60636          1            08/16/02         01
    0434750980                           05           10/01/02         35
    3265003194A                          O            09/01/17
    0


    8128487          N67/U56             F           65,000.00         ZZ
                                         180         64,877.94          1
                                       8.375            494.05         31
                                       8.125            494.05
    BERWYN           IL   60402          1            08/23/02         00
    0434751129                           05           10/01/02          0
    3265003214A                          O            09/01/17
    0


    8128489          N67/U56             F          154,000.00         ZZ
                                         360        153,695.73          1
                                       8.125          1,143.45         75
                                       7.875          1,143.45
    MILAN            MI   48160          5            08/14/02         00
    0434751152                           05           10/01/02          0
    3265003218A                          O            09/01/32
    0


    8128491          N67/U56             F          237,500.00         ZZ
                                         360        237,030.76          1
                                       8.125          1,763.43         95
                                       7.875          1,763.43
1


    NORWOOD PARK     IL   60656          1            08/30/02         01
    0434751194                           05           10/01/02         35
    3265003224A                          O            09/01/32
    0


    8128497          N67/U56             F           93,100.00         ZZ
                                         180         92,920.23          1
                                       8.250            699.43         94
                                       8.000            699.43
    FT. MYERS        FL   33912          1            08/27/02         01
    0434751277                           05           10/01/02         35
    3265003259A                          O            09/01/17
    0


    8128499          N67/U56             F          171,000.00         ZZ
                                         360        170,786.70          1
                                       8.375          1,299.72         95
                                       8.125          1,299.72
    AURORA           IL   60504          1            09/05/02         01
    0434751293                           05           11/01/02         35
    3265003263A                          O            10/01/32
    0


    8128503          N67/U56             F          187,150.00         ZZ
                                         180        186,807.45          1
                                       8.500          1,439.02         95
                                       8.250          1,439.02
    CHICAGO          IL   60638          1            09/04/02         01
    0434751368                           05           10/01/02         35
    3265003287A                          O            09/01/17
    0


    8128507          N67/U56             F          350,500.00         ZZ
                                         360        350,028.09          2
                                       8.000          2,571.84         95
                                       7.750          2,571.84
    CHICAGO          IL   60641          1            09/06/02         01
    0434751418                           05           11/01/02         35
    3265003296A                          O            10/01/32
    0


    8128509          N67/U56             F          251,650.00         ZZ
                                         180        251,165.27          1
                                       8.250          1,890.56         95
                                       8.000          1,890.56
    SCHILLER PARK    IL   60176          1            09/04/02         01
    0434751467                           05           10/01/02         35
    3265003302A                          O            09/01/17
    0
1




    8128511          N67/U56             F          152,000.00         ZZ
                                         360        151,800.46          1
                                       8.125          1,128.60         95
                                       7.875          1,128.60
    BOLINGBROOK      IL   60440          1            09/06/02         01
    0434751509                           05           11/01/02         35
    3265003313A                          O            10/01/32
    0


    8128513          N67/U56             F          216,500.00         ZZ
                                         180        216,222.95          1
                                       8.250          1,626.49         85
                                       8.000          1,626.49
    DARIEN           IL   60561          1            09/06/02         01
    0434751541                           05           11/01/02         25
    3265003315A                          O            10/01/17
    0


    8128517          N67/U56             F          351,500.00         ZZ
                                         360        351,072.61          2
                                       8.500          2,702.73         95
                                       8.250          2,702.73
    ROSEDALE         NY   11422          1            09/13/02         01
    0434751616                           05           11/01/02         35
    3274000914A                          O            10/01/32
    0


    8128525          N67/U56             F          154,850.00         ZZ
                                         360        154,666.49          2
                                       8.625          1,204.41         95
                                       8.375          1,204.41
    BRIDGEPORT       CT   06610          1            09/16/02         01
    0434751723                           05           11/01/02         35
    3274003111A                          O            10/01/32
    0


    8128527          N67/U56             F          185,500.00         ZZ
                                         360        185,274.46          1
                                       8.500          1,426.33         70
                                       8.250          1,426.33
    BROOKLYN         NY   11203          5            09/10/02         00
    0434751756                           05           11/01/02          0
    3274003151A                          O            10/01/32
    0


    8128535          N67/U56             F          150,000.00         ZZ
                                         360        149,792.88          3
1


                                       7.875          1,087.60         45
                                       7.625          1,087.60
    BOSTON           MA   02119          5            09/11/02         00
    0434751871                           05           11/01/02          0
    3274003336A                          O            10/01/32
    0


    8128539          N67/U56             F          175,150.00         ZZ
                                         360        174,920.09          1
                                       8.125          1,300.48         95
                                       7.875          1,300.48
    STATEN ISLAND    NY   10314          1            09/20/02         01
    0434751939                           05           11/01/02         35
    3274003359A                          O            10/01/32
    0


    8128541          N67/U56             F          225,600.00         ZZ
                                         360        225,318.58          1
                                       8.375          1,714.72         95
                                       8.125          1,714.72
    LOWELL           MA   01850          1            09/17/02         01
    0434751954                           05           11/01/02         35
    3274003394A                          O            10/01/32
    0


    8128545          N67/U56             F          106,400.00         ZZ
                                         360        106,270.64          1
                                       8.500            818.12         95
                                       8.250            818.12
    OAKDALE          CT   06370          1            09/19/02         01
    0434752002                           05           11/01/02         35
    3274003528A                          O            10/01/32
    0


    8128557          N67/U56             F          168,150.00         ZZ
                                         360        167,903.45          1
                                       8.500          1,292.93         95
                                       8.250          1,292.93
    WEST SPRINGFIEL  MA   01089          1            09/12/02         01
    0434752143                           05           11/01/02         35
    3274003674A                          O            10/01/32
    0


    8128559          N67/U56             F          392,800.00         ZZ
                                         360        392,185.31          1
                                       7.250          2,679.59         95
                                       7.000          2,679.59
    MILFORD          CT   06460          1            09/17/02         01
    0434752168                           05           11/01/02         35
1


    3274003703A                          O            10/01/32
    0


    8128565          N67/U56             F          408,000.00         ZZ
                                         360        407,436.60          1
                                       7.875          2,958.28         85
                                       7.625          2,958.28
    NEW HYDE PARK    NY   11040          1            09/19/02         10
    0434752200                           05           11/01/02         25
    3274003719A                          O            10/01/32
    0


    8128571          N67/U56             F          122,050.00         ZZ
                                         360        121,901.60          1
                                       8.500            938.46         95
                                       8.250            938.46
    CHICAGO HEIGHTS  IL   60411          1            09/13/02         01
    0434752275                           05           11/01/02         35
    3274003848A                          O            10/01/32
    0


    8128577          N67/U56             F          228,300.00         ZZ
                                         180        226,916.71          3
                                       7.500          2,116.37         53
                                       7.250          2,116.37
    REVERE           MA   02151          5            09/12/02         00
    0434752309                           05           11/01/02          0
    3274003959A                          O            10/01/17
    0


    8128579          N67/U56             F          114,000.00         ZZ
                                         360        113,857.80          1
                                       8.375            866.48         95
                                       8.125            866.48
    HAMILTON         NJ   08619          1            09/20/02         01
    0434752325                           01           11/01/02         35
    3274004016A                          O            10/01/32
    0


    8128583          N67/U56             F          136,850.00         ZZ
                                         360        136,679.29          1
                                       8.375          1,040.16         95
                                       8.125          1,040.16
    EAST HARTFORD    CT   06118          1            09/16/02         01
    0434752366                           05           11/01/02         35
    3274004090A                          O            10/01/32
    0


1


    8128585          N67/U56             F          203,000.00         ZZ
                                         360        202,705.22          1
                                       7.625          1,436.82         79
                                       7.375          1,436.82
    LEVITTOWN        NY   11756          5            09/12/02         00
    0434752374                           05           11/01/02          0
    3274004119A                          O            10/01/32
    0


    8128587          N67/U56             F          164,700.00         ZZ
                                         180        164,494.54          1
                                       8.375          1,251.84         90
                                       8.125          1,251.84
    COLLEGE PARK     MD   20740          5            09/13/02         10
    0434752416                           05           11/01/02         30
    3274004156A                          O            10/01/17
    0


    8128593          N67/U56             F          170,900.00         ZZ
                                         360        170,686.82          1
                                       8.375          1,298.96         95
                                       8.125          1,298.96
    FALL RIVER       MA   02720          1            09/13/02         12
    0434756151                           05           11/01/02         35
    3274004214A                          O            10/01/32
    0


    8128595          N67/U56             F          440,000.00         ZZ
                                         360        439,376.91          1
                                       7.750          3,152.21         80
                                       7.500          3,152.21
    FARMINGDALE      NY   11735          5            09/09/02         00
    0434752457                           05           11/01/02          0
    3274004215A                          O            10/01/32
    0


    8128597          N67/U56             F          400,000.00         ZZ
                                         360        399,488.11          1
                                       8.250          3,005.07         73
                                       8.000          3,005.07
    WEST NEWBURY     MA   01985          5            09/12/02         00
    0434752499                           05           11/01/02          0
    3274004241A                          O            10/01/32
    0


    8128599          N67/U56             F          114,000.00         ZZ
                                         360        113,830.93          1
                                       8.375            866.48         95
                                       8.125            866.48
1


    EAGLEVILLE       PA   19403          1            09/13/02         12
    0434752515                           03           11/01/02         35
    3274004250A                          O            10/01/32
    0


    8128601          N67/U56             F           65,450.00         ZZ
                                         360         65,313.01          1
                                       7.000            435.44         70
                                       6.750            435.44
    BLOOMFIELD       CT   06002          1            09/13/02         00
    0434752549                           01           11/01/02          0
    3274004253A                          O            10/01/32
    0


    8128603          N67/U56             F          253,300.00         ZZ
                                         360        252,950.22          1
                                       7.875          1,836.60         85
                                       7.625          1,836.60
    MANASSAS         VA   20109          5            09/16/02         01
    0434752564                           05           11/01/02         25
    3274004254A                          O            10/01/32
    0


    8128605          N67/U56             F          147,250.00         ZZ
                                         360        147,046.67          1
                                       7.875          1,067.66         95
                                       7.625          1,067.66
    OAK LAWN         IL   60453          1            09/06/02         01
    0434752598                           05           11/01/02         35
    3274004275A                          O            10/01/32
    0


    8128607          N67/U56             F          142,500.00         ZZ
                                         360        142,308.14          1
                                       8.000          1,045.61         95
                                       7.750          1,045.61
    NEW HAVEN        CT   06513          1            09/12/02         10
    0434756193                           05           11/01/02         35
    3274004290A                          O            10/01/32
    0


    8128609          N67/U56             F          342,000.00         ZZ
                                         360        341,594.72          1
                                       8.625          2,660.04         95
                                       8.375          2,660.04
    DUXBURY          MA   02332          1            09/16/02         01
    0434752648                           05           11/01/02         35
    3274004295A                          O            10/01/32
    0
1




    8128611          N67/U56             F           81,700.00         ZZ
                                         360         81,603.19          1
                                       8.625            635.45         95
                                       8.375            635.45
    COVENTRY         CT   06238          1            09/17/02         01
    0434752663                           05           11/01/02         35
    3274004303A                          O            10/01/32
    0


    8128613          N67/U56             F           83,000.00         ZZ
                                         180         82,497.09          2
                                       7.500            769.42         31
                                       7.250            769.42
    BROOKLYN         NY   11213          5            09/13/02         00
    0434752697                           05           11/01/02          0
    3274004306A                          O            10/01/17
    0


    8128617          N67/U56             F          131,100.00         ZZ
                                         360        130,932.23          1
                                       8.250            984.91         95
                                       8.000            984.91
    OWINGS MILLS     MD   21117          1            09/18/02         12
    0434752754                           03           11/01/02         35
    3274004310A                          O            10/01/32
    0


    8128619          N67/U56             F           82,650.00         ZZ
                                         180         82,538.71          1
                                       8.000            606.46         95
                                       7.750            606.46
    ROCKFORD         IL   61104          1            09/16/02         12
    0434752788                           05           11/01/02         35
    3274004324A                          O            10/01/17
    0


    8128621          N67/U56             F          127,350.00         ZZ
                                         180        127,191.14          1
                                       8.375            967.95         90
                                       8.125            967.95
    PASADENA         MD   21122          5            09/12/02         01
    0434752812                           05           11/01/02         30
    3274004339A                          O            10/01/17
    0


    8128623          N67/U56             F          188,550.00         ZZ
                                         360        188,296.14          1
1


                                       8.000          1,383.51         95
                                       7.750          1,383.51
    WOODBRIDGE       VA   22193          1            09/17/02         12
    0434752838                           05           11/01/02         35
    3274004380A                          O            10/01/32
    0


    8128625          N67/U56             F          309,700.00         ZZ
                                         360        309,293.47          1
                                       8.125          2,299.51         95
                                       7.875          2,299.51
    FALLS CHURCH     VA   22042          1            09/20/02         01
    0434752879                           05           11/01/02         35
    3274004383A                          O            10/01/32
    0


    8128629          N67/U56             F          166,150.00         ZZ
                                         360        165,920.57          1
                                       7.875          1,204.70         95
                                       7.625          1,204.70
    WILBRAHAM        MA   01095          1            09/18/02         01
    0434752911                           05           11/01/02         35
    3274004460A                          O            10/01/32
    0


    8128631          N67/U56             F          394,250.00         ZZ
                                         360        393,758.21          2
                                       8.375          2,996.58         95
                                       8.125          2,996.58
    EVERETT          MA   02149          1            09/13/02         01
    0434752945                           05           11/01/02         35
    3274004461A                          O            10/01/32
    0


    8128637          N67/U56             F          291,150.00         ZZ
                                         360        290,737.70          1
                                       7.750          2,085.83         95
                                       7.500          2,085.83
    ALEXANDRIA       VA   22306          1            09/20/02         01
    0434753018                           05           11/01/02         35
    3274004496A                          O            10/01/32
    0


    8128641          N67/U56             F          258,850.00         ZZ
                                         360        258,518.75          1
                                       8.250          1,944.65         95
                                       8.000          1,944.65
    SOUTH RIDING     VA   20152          1            09/16/02         10
    0434753083                           03           11/01/02         35
1


    3274004508A                          O            10/01/32
    0


    8128643          N67/U56             F           69,550.00         ZZ
                                         360         69,469.68          1
                                       8.750            547.15         95
                                       8.500            547.15
    VIRGINIA BEACH   VA   23456          1            09/20/02         10
    0434753125                           05           11/01/02         35
    3274004509A                          O            10/01/32
    0


    8128645          N67/U56             F          400,000.00         ZZ
                                         360        399,488.11          2
                                       8.250          3,005.07         89
                                       8.000          3,005.07
    SOMERVILLE       MA   02145          1            09/20/02         10
    0434756235                           05           11/01/02         30
    3274004534A                          O            10/01/32
    0


    8128647          N67/U56             F          266,000.00         ZZ
                                         360        265,641.85          1
                                       8.000          1,951.81         95
                                       7.750          1,951.81
    FAIRFAX          VA   22033          1            09/19/02         01
    0434753158                           03           11/01/02         35
    3274004553A                          O            10/01/32
    0


    8128649          N67/U56             F          391,500.00         ZZ
                                         180        390,945.59          1
                                       7.750          2,804.75         90
                                       7.500          2,804.75
    SPARTA           NJ   07871          1            09/18/02         12
    0434753174                           05           11/01/02         30
    3274004557A                          O            10/01/17
    0


    8128651          N67/U56             F          211,850.00         ZZ
                                         360        211,498.76          1
                                       8.250          1,591.56         95
                                       8.000          1,591.56
    SPRINGFIELD      VA   22152          1            09/20/02         01
    0434753190                           03           11/01/02         35
    3274004585A                          O            10/01/32
    0


1


    8128655          N67/U56             F          173,350.00         ZZ
                                         360        173,091.89          1
                                       7.500          1,212.09         95
                                       7.250          1,212.09
    GERMANTOWN       MD   20874          1            09/20/02         01
    0434753265                           03           11/01/02         35
    3274004670A                          O            10/01/32
    0


    8128657          N67/U56             F          175,000.00         ZZ
                                         360        174,758.35          1
                                       7.875          1,268.87         70
                                       7.625          1,268.87
    CORTLANDT MANOR  NY   10567          5            09/06/02         00
    0434753307                           05           11/01/02          0
    3275002829A                          O            10/01/32
    0


    8130031          W78/U57             F           75,000.00         ZZ
                                         360         74,940.01          1
                                      10.490            685.49        100
                                       9.990            685.49
    CAMDEN           AL   36726          5            09/13/02         23
    0434787552                           05           11/01/02          0
    0040616461                           O            10/01/32
    0


    8130061          W78/U57             F           51,350.00         ZZ
                                         360         51,314.21          1
                                      11.125            493.87         89
                                      10.625            493.87
    SAN ANTONIO      TX   78217          2            09/03/02         23
    0434789095                           05           11/01/02          0
    0040615145                           O            10/01/32
    0


    8131869          F28/U57             F          525,000.00         ZZ
                                         180        521,341.95          1
                                       5.875          4,394.87         78
                                       5.625          4,394.87
    INDIANAPOLIS     IN   46240          5            09/27/02         00
    0434780508                           05           11/01/02          0
    3775409                              O            10/01/17
    0


    8132891          964/U57             F          106,250.00         ZZ
                                         360        106,029.19          1
                                       7.875            770.39         95
                                       7.625            770.39
1


    COPPERAS COVE    TX   76522          1            08/13/02         23
    0434741872                           27           10/01/02          0
    240745                               O            09/01/32
    0


    8133951          E22/G01             F          214,400.00         ZZ
                                         360        214,219.87          1
                                       6.875          1,408.46         80
                                       6.625          1,408.46
    MADISON          WI   53717          5            10/16/02         00
    0415116763                           05           12/01/02          0
    0415116763                           O            11/01/32
    0


    8134465          E85/U57             F        1,000,000.00         ZZ
                                         360        998,004.00          1
                                       6.000          5,995.51         35
                                       5.750          5,995.51
    TIBURON          CA   94920          5            09/25/02         00
    0434756672                           05           11/01/02          0
    9615015                              O            10/01/32
    0


    8136547          225/U57             F          316,000.00         ZZ
                                         360        315,138.33          1
                                       6.500          1,997.34         80
                                       6.250          1,997.34
    PARKER           CO   80138          1            09/24/02         00
    0434823662                           05           11/01/02          0
    007397016                            O            10/01/32
    0


    8136627          225/U57             F          327,750.00         ZZ
                                         360        326,812.19          1
                                       6.250          2,018.01         95
                                       6.000          2,018.01
    ACWORTH          GA   30101          1            09/27/02         10
    0434820205                           03           11/01/02         30
    008482050                            O            10/01/32
    0


    8136703          225/U57             F          472,500.00         ZZ
                                         360        471,180.12          1
                                       6.375          2,947.79         75
                                       6.125          2,947.79
    NORWALK          CT   06855          5            09/16/02         00
    0434815767                           03           11/01/02          0
    006599583                            O            10/01/32
    0
1




    8137335          N67/U56             F           66,500.00         ZZ
                                         360         66,423.21          1
                                       8.750            523.16         95
                                       8.500            523.16
    BROWNSVILLE      TX   78521          1            09/11/02         10
    0434762274                           05           11/01/02         35
    1161001904A                          O            10/01/32
    0


    8137337          N67/U56             F          146,300.00         ZZ
                                         360        146,117.51          1
                                       8.375          1,111.98         95
                                       8.125          1,111.98
    HOUSTON          TX   77068          1            09/09/02         04
    0434762282                           03           11/01/02         35
    1161002048A                          O            10/01/32
    0


    8140091          964/U57             F          320,500.00         ZZ
                                         360        320,203.16          1
                                       6.375          1,999.50         87
                                       6.125          1,999.50
    WILDWOOD         MO   63021          1            10/18/02         10
    0434813549                           03           12/01/02         12
    286189                               O            11/01/32
    0


    8143619          W93/U57             F          339,650.00         ZZ
                                         360        339,335.41          1
                                       6.375          2,118.98         79
                                       6.125          2,118.98
    IRVINE           CA   92602          5            10/01/02         00
    0434818837                           05           12/01/02          0
    03403002                             O            11/01/32
    0


    8143663          W93/U57             F          220,500.00         ZZ
                                         360        220,137.45          1
                                       7.000          1,467.00         90
                                       6.750          1,467.00
    SCOTTSDALE       AZ   85260          5            09/27/02         04
    0434844601                           01           11/01/02         25
    35405166                             O            10/01/32
    0


    8143687          W93/U57             F          382,500.00         ZZ
                                         360        382,170.67          1
1


                                       6.750          2,480.89         75
                                       6.500          2,480.89
    PHOENIX          AZ   85048          5            10/07/02         00
    0434821286                           03           12/01/02          0
    35405665                             O            11/01/32
    0


    8143725          W93/U57             F          320,500.00         ZZ
                                         360        319,918.95          1
                                       6.500          2,025.78         80
                                       6.250          2,025.78
    WALNUT           CA   91789          5            09/26/02         00
    0434819926                           05           11/01/02          0
    67411613                             O            10/01/32
    0


    8143733          W93/U57             F          234,000.00         ZZ
                                         360        233,605.69          1
                                       6.875          1,537.22         80
                                       6.625          1,537.22
    LAKESIDE         CA   92040          5            09/26/02         00
    0434821559                           05           11/01/02          0
    72408879                             O            10/01/32
    0


    8144151          601/U57             F           65,450.00         ZZ
                                         360         65,350.08          1
                                       7.375            452.05         83
                                       7.125            452.05
    TAMPA            FL   33619          5            09/18/02         10
    0434798955                           05           11/01/02         12
    61849790                             O            10/01/32
    0


    8144401          601/U57             F          186,000.00         ZZ
                                         360        185,670.88          1
                                       6.625          1,190.98         80
                                       6.375          1,190.98
    MAPLE GROVE      MN   55369          1            09/26/02         00
    0434814018                           05           11/01/02          0
    61902763                             O            10/01/32
    0


    8144657          601/U57             F          130,000.00         ZZ
                                         360        129,780.94          1
                                       6.875            854.01         57
                                       6.625            854.01
    SARASOTA         FL   34243          5            09/24/02         00
    0434807715                           05           11/01/02          0
1


    61829693                             O            10/01/32
    0


    8145973          253/253             F          176,000.00         ZZ
                                         360        175,844.72          1
                                       6.625          1,126.95         80
                                       6.375          1,126.95
    NEWARK           TX   76071          1            10/17/02         00
    438186                               05           12/01/02          0
    438186                               O            11/01/32
    0


    8146071          E45/U57             F           94,500.00         ZZ
                                         360         94,340.76          1
                                       6.875            620.80         90
                                       6.625            620.80
    STONE MOUNTAIN   GA   30087          1            09/25/02         14
    0434806147                           05           11/01/02         25
    289170                               N            10/01/32
    0


    8147317          E22/G01             F          292,000.00         ZZ
                                         360        291,729.55          1
                                       6.375          1,821.70         80
                                       6.125          1,821.70
    SIMI VALLEY      CA   93065          1            10/17/02         00
    0415273481                           05           12/01/02          0
    0415273481                           O            11/01/32
    0


    8147373          E22/G01             F          218,400.00         ZZ
                                         360        218,197.72          1
                                       6.375          1,362.53         80
                                       6.125          1,362.53
    FONTANA          CA   92336          1            10/23/02         00
    0414998922                           05           12/01/02          0
    0414998922                           O            11/01/32
    0


    8147605          E22/G01             F          228,000.00         ZZ
                                         360        227,783.66          1
                                       6.250          1,403.84         80
                                       6.000          1,403.84
    SYLVANIA         OH   43560          2            10/21/02         00
    0415072032                           05           12/01/02          0
    0415072032                           O            11/01/32
    0


1


    8147835          A38/U57             F          114,600.00         ZZ
                                         360        114,480.71          1
                                       9.250            942.79        100
                                       8.750            942.79
    LITTLE ELM       TX   75068          1            09/16/02         23
    0434804225                           03           11/01/02          0
    20026228                             O            10/01/32
    0


    8147871          A38/U57             F          185,000.00         ZZ
                                         360        184,702.37          1
                                       9.125          1,505.23        100
                                       8.625          1,505.23
    BULVERDE         TX   78163          1            08/28/02         23
    0434808739                           03           10/01/02          0
    40026259                             O            09/01/32
    0


    8148453          E45/U57             F          200,000.00         ZZ
                                         180        198,621.14          1
                                       6.000          1,687.71         63
                                       5.750          1,687.71
    SCITUATE         MA   02066          5            09/30/02         00
    0434819280                           05           11/01/02          0
    272281                               O            10/01/17
    0


    8148457          E45/U57             F          137,740.00         ZZ
                                         360        137,382.22          1
                                       6.750            893.38         97
                                       6.500            893.38
    GREENVILLE       MS   38701          1            08/14/02         11
    0434834065                           05           10/01/02         35
    275069                               O            09/01/32
    0


    8148487          E45/U57             F          160,050.00         ZZ
                                         360        159,264.35          1
                                       6.500          1,011.63         97
                                       6.250          1,011.63
    SATELLITE BEACH  FL   32937          1            07/22/02         14
    0434832606                           05           09/01/02         35
    398042                               O            08/01/32
    0


    8148741          E45/U57             F           38,000.00         ZZ
                                         300         37,852.78          1
                                       6.750            262.55         80
                                       6.500            262.55
1


    GREENWOOD        MS   38930          2            08/06/02         00
    0434833844                           05           10/01/02          0
    262110                               O            09/01/27
    0


    8148879          E45/U57             F          151,600.00         ZZ
                                         360        151,157.62          1
                                       6.625            970.71        107
                                       6.375            970.71
    BALTIMORE        MD   21215          1            08/27/02         04
    0434833992                           05           10/01/02         35
    267796                               O            09/01/32
    0


    8148881          E45/U57             F          140,100.00         ZZ
                                         360        139,852.10          1
                                       6.625            897.08         97
                                       6.375            897.08
    ORANGE PARK      FL   32073          1            09/30/02         11
    0434818894                           05           11/01/02         35
    282761                               O            10/01/32
    0


    8148953          E45/U57             F           92,150.00         ZZ
                                         360         91,974.68          1
                                       6.250            567.38         97
                                       6.000            567.38
    JACKSONVILLE     FL   32246          1            10/03/02         11
    0434833901                           05           11/01/02         35
    294581                               O            10/01/32
    0


    8149187          T29/G01             F          237,300.00         ZZ
                                         360        237,085.48          1
                                       6.500          1,499.90         80
                                       6.250          1,499.90
    LAS VEGAS        NV   89130          1            10/09/02         00
    0434876579                           03           12/01/02          0
    1525201                              O            11/01/32
    0


    8149257          E45/U57             F          128,000.00         ZZ
                                         120        127,213.63          1
                                       5.875          1,413.04         74
                                       5.625          1,413.04
    CAPE CORAL       FL   33991          5            10/02/02         00
    0434821112                           05           12/01/02          0
    287602                               O            11/01/12
    0
1




    8149291          E45/U57             F           85,000.00         ZZ
                                         360         84,938.48          1
                                       7.625            601.62        100
                                       7.375            601.62
    AVONDALE         LA   70094          1            10/08/02         11
    0434834222                           05           12/01/02         40
    284065                               O            11/01/32
    0


    8149451          998/998             F          544,000.00         ZZ
                                         360        542,244.32          1
                                       7.125          3,665.03         80
                                       6.875          3,665.03
    ALVATON          KY   42122          2            07/12/02         00
    5002148                              05           09/01/02          0
    5002148                              O            08/01/32
    0


    8149779          P37/U57             F          140,000.00         ZZ
                                         180        139,343.44          1
                                       9.375          1,164.45         80
                                       8.875          1,164.45
    MIDDLETOWN       NJ   07748          5            02/23/02         23
    0434790333                           05           04/01/02          0
    201246492                            O            03/01/17
    0


    8150011          E45/U57             F          113,700.00         ZZ
                                         120        112,280.62          1
                                       5.625          1,241.00         86
                                       5.375          1,241.00
    HOMETOWN         IL   60456          2            09/30/02         11
    0434831624                           05           11/01/02         12
    288116                               O            10/01/12
    0


    8150107          E45/U57             F          117,850.00         T
                                         360        117,641.47          1
                                       6.625            754.61         97
                                       6.375            754.61
    JACKSONVILLE     FL   32256          1            09/27/02         23
    0434832671                           05           11/01/02          0
    288656                               O            10/01/32
    0


    8150151          E22/G01             F          255,000.00         ZZ
                                         360        254,328.13          1
1


                                       6.250          1,570.08         72
                                       6.000          1,570.08
    BOISE            ID   83716          1            10/23/02         00
    0414789990                           03           12/01/02          0
    0414789990                           O            11/01/32
    0


    8150265          E45/U57             F           69,364.00         ZZ
                                         360         69,238.24          1
                                       6.500            438.43        100
                                       6.250            438.43
    CENTERVILLE      GA   31028          1            09/24/02         11
    0434834289                           05           11/01/02         40
    285696                               O            10/01/32
    0


    8150663          W93/G01             F          211,900.00         ZZ
                                         360        211,717.56          1
                                       6.750          1,374.38         80
                                       6.500          1,374.38
    GILBERT          AZ   85233          1            10/08/02         00
    0434814661                           03           12/01/02          0
    35415212                             O            11/01/32
    0


    8152949          F28/G01             F          155,500.00         ZZ
                                         360        154,569.56          1
                                       7.250          1,060.78        102
                                       7.000          1,060.78
    CLEVELAND        OH   44102          1            07/12/02         10
    0434794186                           05           09/01/02         35
    3198164                              O            08/01/32
    0


    8152953          F28/G01             F          182,825.00         ZZ
                                         360        182,251.48          1
                                       7.500          1,278.34        103
                                       7.250          1,278.34
    CANTON           MI   48188          1            08/19/02         10
    0434794194                           05           10/01/02         35
    3205167                              O            09/01/32
    0


    8152957          F28/G01             F          116,132.00         ZZ
                                         360        115,766.34          1
                                       7.250            792.22        103
                                       7.000            792.22
    WEST ALLIS       WI   53219          1            07/31/02         10
    0434794228                           05           09/01/02         35
1


    3248373                              O            08/01/32
    0


    8152959          F28/G01             F          155,000.00         ZZ
                                         360        154,643.98          1
                                       7.375          1,070.55        100
                                       7.125          1,070.55
    SPRINGFIELD      IL   62707          1            08/30/02         10
    0434794236                           05           10/01/02         35
    3255493                              O            09/01/32
    0


    8152961          F28/G01             F          113,000.00         ZZ
                                         360        112,753.07          1
                                       7.625            799.81        103
                                       7.375            799.81
    TOLEDO           OH   43606          1            08/01/02         10
    0434794244                           05           10/01/02         35
    3267231                              O            09/01/32
    0


    8152963          F28/G01             F          101,000.00         ZZ
                                         360        100,758.27          1
                                       7.500            706.21        100
                                       7.250            706.21
    SELAH            WA   98942          1            08/06/02         11
    0434794251                           27           10/01/02         35
    3295109                              O            09/01/32
    0


    8152967          F28/G01             F          100,322.00         ZZ
                                         360        100,021.37          1
                                       7.500            701.47        103
                                       7.250            701.47
    HOUSTON          TX   77083          1            07/29/02         10
    0434794269                           09           09/01/02         35
    3299002                              O            08/01/32
    0


    8152969          F28/G01             F          224,298.00         ZZ
                                         360        223,795.47          1
                                       7.500          1,568.33        102
                                       7.250          1,568.33
    TAUNTON          MA   02780          1            08/30/02         04
    0434794277                           05           10/01/02         35
    3331995                              O            09/01/32
    0


1


    8152971          F28/G01             F          139,565.00         ZZ
                                         360        139,252.32          1
                                       7.500            975.86        103
                                       7.250            975.86
    LIVONIA          MI   48150          1            09/04/02         10
    0434794285                           05           10/01/02         35
    3375604                              O            09/01/32
    0


    8152973          F28/G01             F          130,650.00         ZZ
                                         360        130,340.47          1
                                       7.250            891.26        100
                                       7.000            891.26
    ARNOLD           MO   63010          1            08/16/02         11
    0434794293                           05           10/01/02         35
    3382517                              O            09/01/32
    0


    8152977          F28/G01             F          194,600.00         ZZ
                                         360        194,106.71          1
                                       6.875          1,278.39        103
                                       6.625          1,278.39
    TUCKER           GA   30084          1            08/30/02         01
    0434794335                           05           10/01/02         35
    3427381                              O            09/01/32
    0


    8152979          F28/G01             F          164,800.00         ZZ
                                         360        164,430.78          1
                                       7.500          1,152.31        103
                                       7.250          1,152.31
    YPSILANTI        MI   48198          1            08/30/02         11
    0434794350                           05           10/01/02         35
    3437735                              O            09/01/32
    0


    8152983          F28/G01             F          159,650.00         ZZ
                                         360        159,301.12          1
                                       7.625          1,130.00        103
                                       7.375          1,130.00
    WATERFORD        MI   48328          1            08/20/02         10
    0434794376                           05           10/01/02         35
    3440762                              O            09/01/32
    0


    8152985          F28/G01             F          164,000.00         ZZ
                                         360        163,574.00          1
                                       6.750          1,063.70        100
                                       6.500          1,063.70
1


    RALEIGH          NC   27607          1            08/30/02         10
    0434794418                           05           10/01/02         35
    3473217                              O            09/01/32
    0


    8152989          F28/G01             F          216,700.00         ZZ
                                         360        216,377.35          1
                                       7.500          1,515.20        102
                                       7.250          1,515.20
    BRIGHTON         MI   48114          1            09/19/02         10
    0434794434                           05           11/01/02         35
    3492902                              O            10/01/32
    0


    8153011          F28/G01             F          137,505.00         ZZ
                                         360        137,115.83          1
                                       6.375            857.85        103
                                       6.125            857.85
    CHEYENNE         WY   82001          1            08/26/02         10
    0434794459                           05           10/01/02         35
    3493348                              O            09/01/32
    0


    8153053          F28/G01             F          137,593.00         ZZ
                                         360        137,341.17          1
                                       8.500          1,057.97        102
                                       7.290          1,057.97
    LIBERTY          MO   64068          1            08/28/02         26
    0434795530                           05           10/01/02         35
    3522967                              O            09/01/32
    0


    8153057          F28/G01             F           56,650.00         ZZ
                                         360         56,515.04          1
                                       7.250            386.46        103
                                       7.000            386.46
    SAN ANTONIO      TX   78220          1            08/30/02         14
    0434794475                           05           10/01/02         35
    3565166                              O            09/01/32
    0


    8153063          F28/G01             F           93,100.00         ZZ
                                         360         92,653.92          1
                                       8.000            683.13        103
                                       7.750            683.13
    LANSING          MI   48912          1            04/15/02         10
    0434794517                           05           06/01/02         35
    1453254                              O            05/01/32
    0
1




    8153075          F28/G01             F          164,800.00         ZZ
                                         360        163,411.76          1
                                       7.500          1,152.31        103
                                       7.250          1,152.31
    SYLVANIA         OH   43560          1            04/25/02         10
    0434794590                           05           06/01/02         35
    1597433                              O            05/01/32
    0


    8153079          F28/G02             F          216,000.00         ZZ
                                         360        214,828.05          1
                                       7.375          1,491.86        100
                                       7.125          1,491.86
    SEATTLE          WA   98118          1            04/12/02         04
    0434794624                           05           06/01/02         35
    1628923                              O            05/01/32
    0


    8153081          F28/G01             F          130,810.00         ZZ
                                         360        130,138.52          1
                                       7.875            948.46        103
                                       7.625            948.46
    NEW RICHMOND     WI   54017          1            04/26/02         10
    0434794632                           05           06/01/02         35
    1638427                              O            05/01/32
    0


    8153085          F28/G01             F          121,500.00         ZZ
                                         360        120,946.33          1
                                       8.250            912.79        100
                                       8.000            912.79
    FORT WORTH       TX   76137          1            04/22/02         10
    0434794640                           03           06/01/02         35
    1638807                              O            05/01/32
    0


    8153087          F28/G01             F          149,240.00         ZZ
                                         360        148,558.75          1
                                       7.500          1,043.51        103
                                       7.250          1,043.51
    REDFORD          MI   48239          1            05/15/02         11
    0434794657                           05           07/01/02         35
    1642684                              O            06/01/32
    0


    8153089          F28/G01             F           90,000.00         ZZ
                                         360         89,578.57          1
1


                                       8.375            684.07        102
                                       8.125            684.07
    WARREN           MI   48091          1            04/29/02         10
    0434794665                           05           06/01/02         35
    1691277                              O            05/01/32
    0


    8153091          F28/G01             F          235,870.00         ZZ
                                         360        234,755.52          1
                                       7.500          1,649.24        103
                                       7.250          1,649.24
    BROOKLYN PARK    MN   55443          1            05/31/02         11
    0434794673                           05           07/01/02         35
    1699157                              O            06/01/32
    0


    8153093          F28/G01             F          220,000.00         ZZ
                                         360        219,076.58          1
                                       7.875          1,595.15        100
                                       7.625          1,595.15
    TAUNTON          MA   02780          1            05/28/02         10
    0434794699                           05           07/01/02         35
    1707174                              O            06/01/32
    0


    8153097          F28/G01             F          133,500.00         ZZ
                                         360        133,034.54          1
                                       7.875            967.97        101
                                       7.625            967.97
    WAXAHACHIE       TX   75165          1            06/14/02         11
    0434794723                           05           08/01/02         35
    1732319                              O            07/01/32
    0


    8153103          F28/G01             F           92,150.00         ZZ
                                         360         91,763.21          1
                                       7.875            668.15        103
                                       7.625            668.15
    CLOQUET          MN   55720          1            05/22/02         10
    0434794749                           05           07/01/02         35
    1748681                              O            06/01/32
    0


    8153105          F28/G01             F           63,600.00         ZZ
                                         360         61,746.16          1
                                       9.125            517.47        103
                                       7.915            517.47
    BELLEVILLE       IL   62221          1            05/30/02         26
    0434795738                           05           07/01/02         35
1


    1784609                              O            06/01/32
    0


    8153109          F28/G01             F          139,050.00         ZZ
                                         360        135,000.00          1
                                       7.500            972.26        103
                                       7.250            972.26
    NORFOLK          NE   68701          1            05/24/02         11
    0434794764                           05           07/01/02         35
    1805638                              O            06/01/32
    0


    8153111          F28/G01             F          196,400.00         ZZ
                                         360        195,748.85          1
                                       8.125          1,458.27        101
                                       7.875          1,458.27
    RALEIGH          NC   27604          1            06/20/02         10
    0434794780                           05           08/01/02         35
    1809143                              O            07/01/32
    0


    8153113          F28/G01             F          113,300.00         ZZ
                                         360        112,774.73          1
                                       7.375            782.53        103
                                       7.125            782.53
    WIMBERLEY        TX   78676          1            05/16/02         11
    0434794798                           05           07/01/02         35
    1845958                              O            06/01/32
    0


    8153121          F28/G01             F           83,430.00         ZZ
                                         360         83,052.62          1
                                       7.500            583.35        103
                                       7.250            583.35
    HOUSTON          TX   77040          1            05/22/02         11
    0434794822                           05           07/01/02         35
    1865352                              O            06/01/32
    0


    8153125          F28/G01             F           64,890.00         ZZ
                                         360         64,621.77          1
                                       7.875            470.50        103
                                       7.625            470.50
    PIEDMONT         SC   29673          1            06/10/02         04
    0434794848                           05           08/01/02         35
    1880811                              O            07/01/32
    0


1


    8153129          F28/G01             F           56,650.00         ZZ
                                         180         55,607.30          1
                                       7.500            525.15        103
                                       7.250            525.15
    GORDONVILLE      TX   76245          1            05/29/02         10
    0434794871                           05           07/01/02         35
    1907485                              O            06/01/17
    0


    8153131          F28/G01             F          124,630.00         ZZ
                                         360        124,143.20          1
                                       8.000            914.49        103
                                       7.750            914.49
    DEARBORN         MI   48126          1            06/05/02         10
    0434794889                           05           08/01/02         35
    1953212                              O            07/01/32
    0


    8153135          F28/G01             F          124,500.00         ZZ
                                         360        124,098.19          1
                                       7.125            838.78        101
                                       6.875            838.78
    OMAHA            NE   68144          1            07/03/02         11
    0434794897                           05           09/01/02         35
    1959229                              O            08/01/32
    0


    8153139          F28/G01             F          133,100.00         ZZ
                                         360        132,599.92          1
                                       7.500            930.65        102
                                       7.250            930.65
    ARLINGTON        TX   76012          1            06/28/02         10
    0434794913                           05           08/01/02         35
    1988873                              O            07/01/32
    0


    8153145          F28/G01             F          148,200.00         ZZ
                                         360        147,629.18          1
                                       7.375          1,023.58        103
                                       7.125          1,023.58
    PONITAC          MI   48340          1            06/21/02         10
    0434794939                           05           08/01/02         35
    3016598                              O            07/01/32
    0


    8153147          F28/G01             F           94,760.00         ZZ
                                         360         94,395.04          1
                                       7.375            654.48        103
                                       7.125            654.48
1


    HOUSTON          TX   77089          1            06/18/02         10
    0434794947                           05           08/01/02         35
    3017778                              O            07/01/32
    0


    8153157          F28/G01             F          105,000.00         ZZ
                                         360        104,700.70          1
                                       7.750            752.23        100
                                       7.500            752.23
    PHOENIX          AZ   85009          1            07/25/02         10
    0434795019                           05           09/01/02         35
    3099949                              O            08/01/32
    0


    8153159          F28/G01             F          132,300.00         ZZ
                                         360        131,922.88          1
                                       7.750            947.81        101
                                       7.500            947.81
    AUSTIN           TX   78745          1            07/29/02         10
    0434795027                           05           09/01/02         35
    3105530                              O            08/01/32
    0


    8153161          F28/G01             F           81,267.00         ZZ
                                         360         81,023.44          1
                                       7.500            568.24        103
                                       7.250            568.24
    LANCASTER        PA   17603          1            07/26/02         11
    0434795043                           05           09/01/02         35
    3114151                              O            08/01/32
    0


    8153169          F28/G01             F           60,770.00         ZZ
                                         360         60,346.00          1
                                       7.625            430.13        103
                                       7.375            430.13
    DANVILLE         IL   61832          1            07/26/02         10
    0434795084                           05           09/01/02         35
    3191084                              O            08/01/32
    0


    8153173          F28/G01             F           53,560.00         ZZ
                                         360         53,456.83          1
                                       8.250            402.38        103
                                       8.000            402.38
    STANTON          NE   68779          1            09/04/02         11
    0434795118                           05           10/01/02         35
    3577524                              O            09/01/32
    0
1




    8153175          F28/G01             F           92,185.00         ZZ
                                         360         92,047.73          1
                                       7.500            644.58        103
                                       7.250            644.58
    MIAMI            FL   33189          1            09/30/02         04
    0434795126                           09           11/01/02         35
    3591277                              O            10/01/32
    0


    8153177          F28/G01             F           97,850.50         ZZ
                                         360         97,689.62          1
                                       7.000            651.00        103
                                       6.750            651.00
    RICE             MN   56367          1            09/05/02         10
    0434795134                           05           11/01/02         35
    3625986                              O            10/01/32
    0


    8153181          F28/G01             F          103,000.00         ZZ
                                         360        102,857.75          1
                                       7.875            746.83        103
                                       7.625            746.83
    TAMARAC          FL   33309          1            09/30/02         10
    0434795167                           03           11/01/02         35
    3668267                              O            10/01/32
    0


    8153183          F28/G01             F           92,700.00         ZZ
                                         360         92,554.93          1
                                       7.250            632.38        103
                                       7.000            632.38
    DALLAS           TX   75229          1            09/12/02         11
    0434795175                           09           11/01/02         35
    3669554                              O            10/01/32
    0


    8153185          F28/G01             F           82,915.00         ZZ
                                         360         82,778.66          1
                                       7.000            551.64        103
                                       6.750            551.64
    BETHLEHEM        PA   18018          1            09/27/02         11
    0434795191                           09           11/01/02         35
    3789279                              O            10/01/32
    0


    8153755          F96/U57             F          143,100.00         ZZ
                                         360        142,925.99          1
1


                                       8.500          1,100.32         90
                                       8.250          1,100.32
    IRVINGTON        NJ   07111          1            09/30/02         12
    0434795761                           05           11/01/02         25
    MAIN00768                            N            10/01/32
    0


    8153765          F96/U57             F          440,000.00         ZZ
                                         360        439,194.67          2
                                       8.500          3,383.22         80
                                       8.250          3,383.22
    JACKSON HEIGHTS  NY   11372          1            08/29/02         00
    0434795829                           05           10/01/02          0
    NY01Y04819                           O            09/01/32
    0


    8153771          F96/U57             F          264,000.00         ZZ
                                         360        263,606.92          2
                                       7.500          1,845.93         80
                                       7.250          1,845.93
    BROOKLYN         NY   11207          1            09/30/02         00
    0434795878                           05           11/01/02          0
    NY01Y05276                           O            10/01/32
    0


    8153773          F96/U57             F          220,800.00         ZZ
                                         360        220,170.55          2
                                       7.750          1,581.84         80
                                       7.500          1,581.84
    BROOKLYN         NY   11236          1            08/01/02         00
    0434795886                           05           09/01/02          0
    NY10Y00777                           O            08/01/32
    0


    8153775          F96/U57             F          152,000.00         ZZ
                                         360        151,819.87          1
                                       8.625          1,182.24         95
                                       8.375          1,182.24
    STRATFORD        CT   06614          1            09/26/02         12
    0434795902                           01           11/01/02         35
    NY10Y00851                           O            10/01/32
    0


    8153777          F96/U57             F          231,200.00         ZZ
                                         360        230,864.26          2
                                       7.625          1,636.42         80
                                       7.375          1,636.42
    BRONX            NY   11456          1            09/30/02         00
    0434795910                           05           11/01/02          0
1


    NY10Y00901                           O            10/01/32
    0


    8153779          F96/U57             F          202,150.00         ZZ
                                         360        201,904.21          1
                                       8.500          1,554.36         95
                                       8.250          1,554.36
    SHIRLEY          NY   11967          1            09/26/02         12
    0434795936                           05           11/01/02         35
    NY10Y00972                           O            10/01/32
    0


    8153781          F96/U57             F          460,000.00         ZZ
                                         360        459,482.32          1
                                       8.875          3,659.97         80
                                       8.625          3,659.97
    BRIDGEHAMPTON    NY   11932          5            09/19/02         00
    0434795944                           05           11/01/02          0
    NY10Y00981                           O            10/01/32
    0


    8153783          F96/U57             F          190,950.00         ZZ
                                         360        190,837.26          1
                                       8.625          1,485.19         95
                                       8.375          1,485.19
    MASTIC BEACH     NY   11951          1            10/09/02         12
    0434795951                           05           12/01/02         35
    NY10Y01055                           O            11/01/32
    0


    8153785          F96/U57             F           90,000.00         ZZ
                                         360         89,942.61          1
                                       8.250            676.14         57
                                       8.000            676.14
    MASTIC           NY   11950          5            10/03/02         00
    0434795969                           05           12/01/02          0
    NY10Y01093                           O            11/01/32
    0


    8153787          F96/U57             F          225,200.00         ZZ
                                         360        224,864.70          1
                                       7.500          1,574.63         80
                                       7.250          1,574.63
    WOODHAVEN        NY   11421          1            10/01/02         00
    0434795977                           05           11/01/02          0
    NY12Y04697                           O            10/01/32
    0


1


    8153789          F96/U57             F          185,000.00         ZZ
                                         360        184,848.36          1
                                       7.000          1,230.81         60
                                       6.750          1,230.81
    VALLEY STREAM    NY   11580          5            10/04/02         00
    0434795985                           05           12/01/02          0
    NY12Y05366                           O            11/01/32
    0


    8153793          F96/U57             F          239,600.00         ZZ
                                         360        239,337.26          2
                                       9.000          1,927.88         80
                                       8.750          1,927.88
    BROOKLYN         NY   11207          1            09/13/02         00
    0434796017                           05           11/01/02          0
    NY16Y05087                           O            10/01/32
    0


    8154045          E45/U57             F          237,250.00         ZZ
                                         360        237,030.26          1
                                       6.375          1,480.13         65
                                       6.125          1,480.13
    SANTA ANA        CA   92705          5            10/02/02         00
    0434849212                           05           12/01/02          0
    285299                               O            11/01/32
    0


    8154167          E22/G01             F          180,000.00         ZZ
                                         360        179,863.03          1
                                       7.375          1,243.22         80
                                       7.125          1,243.22
    RANCHO CUCAMONG  CA   91730          1            10/22/02         00
    0414806414                           05           12/01/02          0
    0414806414                           O            11/01/32
    0


    8154225          E22/G01             F           82,320.00         ZZ
                                         360         82,245.58          1
                                       6.500            520.32         80
                                       6.250            520.32
    SPOKANE          WA   99208          1            10/23/02         00
    0415317247                           05           12/01/02          0
    0415317247                           O            11/01/32
    0


    8154509          E22/G01             F          201,600.00         ZZ
                                         360        201,408.71          1
                                       6.250          1,241.29         80
                                       6.000          1,241.29
1


    FALLS CHURCH     VA   22042          1            10/28/02         00
    0415226984                           05           12/01/02          0
    0415226984                           O            11/01/32
    0


    8155625          E45/U57             F          128,900.00         ZZ
                                         360        128,666.31          1
                                       6.500            814.74        100
                                       6.250            814.74
    COMMERCE         GA   30529          1            09/30/02         11
    0434820098                           05           11/01/02         40
    265047                               O            10/01/32
    0


    8157599          E22/G01             F          160,000.00         ZZ
                                         360        159,851.81          1
                                       6.375            998.19         80
                                       6.125            998.19
    LYNWOOD          CA   90262          2            10/10/02         00
    0414987875                           05           12/01/02          0
    0414987875                           O            11/01/32
    0


    8157901          E22/G01             F          103,200.00         ZZ
                                         360        103,119.49          1
                                       7.250            704.01         80
                                       7.000            704.01
    MARENGO          IL   60152          1            10/30/02         00
    0415217405                           05           12/01/02          0
    0415217405                           O            11/01/32
    0


    8158003          E22/G01             F          256,000.00         ZZ
                                         360        255,762.89          1
                                       6.375          1,597.11         80
                                       6.125          1,597.11
    THOUSAND OAKS    CA   91360          1            10/24/02         00
    0415348630                           03           12/01/02          0
    0415348630                           O            11/01/32
    0


    8160327          H58/U57             F          378,829.00         ZZ
                                         360        378,460.80          1
                                       6.125          2,301.81         80
                                       5.875          2,301.81
    SALINAS          CA   93906          1            10/08/02         00
    0434824918                           05           12/01/02          0
    0000118034                           O            11/01/32
    0
1




    8160687          W35/U57             F           87,000.00         ZZ
                                         360         86,795.46          1
                                       8.700            681.33         94
                                       8.200            681.33
    FORT RECOVERY    OH   45846          5            07/24/02         23
    0434855680                           05           09/01/02          0
    12540                                O            08/01/32
    0


    8161565          E22/G01             F          356,000.00         ZZ
                                         360        355,670.27          1
                                       6.375          2,220.98         80
                                       6.125          2,220.98
    ALAMEDA          CA   94501          1            10/23/02         00
    0415194927                           05           12/01/02          0
    0415194927                           O            11/01/32
    0


    8162487          W70/W70             F          320,000.00         ZZ
                                         360        319,724.49          1
                                       6.750          2,075.51         80
                                       6.500          2,075.51
    NAPERVILLE       IL   60540          5            10/24/02         00
    0209100553                           03           12/01/02          0
    0209100553                           O            11/01/32
    0


    8162497          W70/W70             F          420,000.00         ZZ
                                         360        419,238.58          1
                                       6.500          2,654.68         80
                                       6.250          2,654.68
    BARRINGTON       IL   60010          1            09/06/02         00
    0206180788                           05           11/01/02          0
    0206180788                           O            10/01/32
    0


    8162499          W70/W70             F          468,000.00         ZZ
                                         360        467,130.78          1
                                       6.375          2,919.71         80
                                       6.125          2,919.71
    SAINT CHARLES    IL   60175          5            09/25/02         00
    0207251544                           05           11/01/02          0
    0207251544                           O            10/01/32
    0


    8162501          W70/W70             F          435,000.00         ZZ
                                         360        434,616.21          1
1


                                       6.625          2,785.35         65
                                       6.375          2,785.35
    LA GRANGE        IL   60525          2            10/23/02         00
    0209030040                           05           12/01/02          0
    0209030040                           O            11/01/32
    0


    8163985          E22/G01             F          162,400.00         ZZ
                                         360        162,253.19          1
                                       6.500          1,026.48         80
                                       6.250          1,026.48
    CHEYENNE         WY   82009          2            10/28/02         00
    0415063601                           05           12/01/02          0
    0415063601                           O            11/01/32
    0


    8166085          Q82/U56             F          245,000.00         ZZ
                                         360        244,510.04          1
                                       5.990          1,467.33         85
                                       5.490          1,467.33
    CORONA           CA   92880          1            09/18/02         23
    0434861977                           05           11/01/02          0
    220002090860                         O            10/01/32
    0


    8166137          Q82/U56             F          118,000.00         ZZ
                                         360        117,863.72          1
                                       8.750            928.31        100
                                       8.250            928.31
    SANDUSKY         OH   44870          5            09/25/02         23
    0434847851                           05           11/01/02          0
    202002092732                         O            10/01/32
    0


    8166181          Q82/U56             F          147,000.00         ZZ
                                         360        146,850.15          1
                                       9.350          1,220.01        100
                                       8.850          1,220.01
    WILLOUGHBY       OH   44094          5            09/27/02         23
    0434846473                           05           11/02/02          0
    202002092183036                      O            10/02/32
    0


    8166205          Q82/U56             F          190,000.00         ZZ
                                         360        189,800.15          1
                                       9.200          1,556.21         95
                                       8.700          1,556.21
    BROKEN ARROW     OK   74012          5            09/18/02         23
    0434857744                           05           11/01/02          0
1


    221002095945                         O            10/01/32
    0


    8166221          Q82/U56             F           48,925.00         ZZ
                                         360         48,886.28          1
                                      10.540            449.00         95
                                      10.040            449.00
    JACKSON          TN   38301          5            10/09/02         23
    0434849782                           05           11/15/02          0
    2010021031660                        O            10/15/32
    0


    8166249          Q82/U56             F           68,000.00         ZZ
                                         360         67,939.44          1
                                       9.990            596.25        100
                                       9.490            596.25
    MEMPHIS          TN   38107          5            09/30/02         23
    0434867545                           05           11/04/02          0
    2010020927340                        O            10/04/32
    0


    8166251          Q82/U56             F          153,900.00         ZZ
                                         360        153,762.97          1
                                       9.990          1,349.45         95
                                       9.490          1,349.45
    SULLIVAN         OH   44880          1            10/03/02         23
    0434904884                           05           11/04/02          0
    2020020901530                        O            10/04/32
    0


    8166261          Q82/U56             F           99,000.00         ZZ
                                         360         98,887.05          1
                                       8.990            795.87         90
                                       8.490            795.87
    LANSDOWNE        PA   19050          5            09/20/02         23
    0434866398                           05           11/01/02          0
    203002098474                         O            10/01/32
    0


    8166297          Q82/U56             F           66,950.00         ZZ
                                         180         66,874.26          1
                                       8.850            531.49        100
                                       8.350            531.49
    BECKLEY          WV   25801          1            10/17/02         23
    0434855284                           05           11/17/02          0
    201002103972                         O            10/17/17
    0


1


    8166319          Q82/U56             F           98,800.00         ZZ
                                         360         98,619.15          1
                                       8.500            759.69         95
                                       8.000            759.69
    CHATTANOOGA      TN   37411          5            09/09/02         23
    0434857348                           05           10/13/02          0
    201002078827                         O            09/13/32
    0


    8166331          Q82/U56             F           73,000.00         ZZ
                                         360         72,941.59          1
                                      10.490            667.22         95
                                       9.990            667.22
    SOUTHAVEN        MS   38671          5            09/24/02         23
    0434865937                           05           11/01/02          0
    201002082801                         O            10/01/32
    0


    8166333          Q82/U56             F          440,000.00         ZZ
                                         180        439,507.41          1
                                       8.940          3,521.37        100
                                       8.440          3,521.37
    WILLIAMSBURG     VA   23188          5            10/21/02         23
    0434858312                           05           11/25/02          0
    2010021034840                        O            10/25/17
    0


    8166345          Q82/U56             F          139,175.00         ZZ
                                         360        138,943.54          1
                                       8.990          1,118.84        100
                                       8.490          1,118.84
    LORIS            SC   29569          1            09/24/02         23
    0434855391                           05           10/24/02          0
    201002081707                         O            09/24/32
    0


    8166349          Q82/U56             F           67,100.00         ZZ
                                         360         67,033.72          1
                                       9.500            564.22        100
                                       9.000            564.22
    GASTONIA         NC   28054          1            10/07/02         23
    0434844940                           05           11/08/02          0
    2010020930590                        O            10/08/32
    0


    8166351          Q82/U56             F          120,000.00         ZZ
                                         180        119,879.97          1
                                       9.440          1,003.78        100
                                       8.940          1,003.78
1


    FRUITLAND        IA   52749          2            10/11/02         23
    0434866133                           05           11/17/02          0
    2280020907550                        O            10/17/17
    0


    8166375          Q82/U56             F          141,550.00         ZZ
                                         360        141,403.88          1
                                       9.290          1,168.61         95
                                       8.790          1,168.61
    SAINT STEPHEN    SC   29479          5            10/10/02         23
    0434843249                           05           11/16/02          0
    2010020929920                        O            10/16/32
    0


    8166379          Q82/U56             F          110,800.00         ZZ
                                         360        110,659.63          1
                                       8.990            890.73         97
                                       8.490            890.73
    DECATUR          GA   30034          5            09/27/02         23
    0434874178                           05           11/02/02          0
    206002095749033                      O            10/02/32
    0


    8166383          Q82/U56             F           66,000.00         ZZ
                                         360         65,930.57          1
                                       9.200            540.58        100
                                       8.700            540.58
    HAMPTON          VA   23663          1            10/15/02         23
    0434862116                           05           11/16/02          0
    2010020917270                        O            10/16/32
    0


    8166475          Q82/U56             F          142,000.00         ZZ
                                         360        141,916.25          1
                                       8.630          1,104.97        100
                                       8.130          1,104.97
    AVONDALE         AZ   85323          1            10/08/02         23
    0434868519                           03           12/01/02          0
    226002109804                         O            11/01/32
    0


    8166479          Q82/U56             F          102,000.00         ZZ
                                         360        101,868.65          1
                                       8.220            764.15        100
                                       7.720            764.15
    CLEVELAND        OH   44111          2            10/03/02         23
    0434850475                           05           11/08/02          0
    2020020901580                        O            10/08/32
    0
1




    8166515          Q82/U56             F           97,000.00         ZZ
                                         360         96,886.57          1
                                       8.690            758.95        100
                                       8.190            758.95
    MIAMISBURG       OH   45342          5            10/03/02         23
    0434934303                           05           11/08/02          0
    205002090896                         O            10/08/32
    0


    8166527          Q82/U56             F          154,440.00         ZZ
                                         360        154,346.44          1
                                       8.500          1,187.51         99
                                       8.000          1,187.51
    KATY             TX   77450          1            10/16/02         23
    0434868188                           03           12/01/02          0
    2320021000930                        O            11/01/32
    0


    8166549          Q82/U56             F           99,000.00         ZZ
                                         360         98,801.50          1
                                       9.550            836.06        100
                                       9.050            836.06
    PENDLETON        SC   29670          5            10/10/02         23
    0434847240                           05           11/16/02          0
    201002103907                         O            10/16/32
    0


    8166661          Q82/U56             F           95,000.00         ZZ
                                         360         94,910.31          1
                                       9.740            815.50        100
                                       9.240            815.50
    GREENSBORO       NC   27405          1            10/03/02         23
    0434868733                           03           11/03/02          0
    201002070515                         O            10/03/32
    0


    8166685          Q82/U56             F           69,500.00         ZZ
                                         120         68,563.42          1
                                       9.590            902.75        100
                                       9.090            902.75
    PLANTERSVILLE    MS   38862          5            10/02/02         23
    0434859187                           05           11/07/02          0
    201002093545                         O            10/07/12
    0


    8166701          Q82/U56             F           72,000.00         ZZ
                                         180         71,657.13          1
1


                                      10.190            782.11        100
                                       9.690            782.11
    MEMPHIS          TN   38109          5            10/03/02         23
    0434866034                           05           11/08/02          0
    2010020928300                        O            10/08/17
    0


    8166713          Q82/U56             F           50,000.00         ZZ
                                         360         49,955.25          1
                                       9.880            434.36        100
                                       9.380            434.36
    NEW CASTLE       PA   16101          5            10/11/02         23
    0434858353                           05           11/17/02          0
    202002092750                         O            10/17/32
    0


    8166813          Q82/U56             F           90,000.00         ZZ
                                         360         89,863.01          1
                                       9.390            749.56        100
                                       8.890            749.56
    SAINT PETERSBUR  FL   33711          5            09/20/02         23
    0434866687                           05           10/25/02          0
    225002089244                         O            09/25/32
    0


    8166861          Q82/U56             F          322,000.00         ZZ
                                         360        321,269.91          1
                                       7.440          2,238.26         74
                                       6.940          2,238.26
    BAHAMA           NC   27503          2            09/07/02         00
    0434947784                           05           10/12/02          0
    2010020813760                        O            09/12/32
    0


    8166887          Q82/U56             F          120,000.00         ZZ
                                         360        119,817.35          1
                                       9.390            999.41        100
                                       8.890            999.41
    MEMPHIS          TN   38115          1            09/27/02         23
    0434855656                           05           10/27/02          0
    201002093748031                      O            09/27/32
    0


    8166891          Q82/U56             F           76,000.00         ZZ
                                         360         75,862.20          1
                                       8.560            587.61         95
                                       8.060            587.61
    ECRU             MS   38841          1            09/20/02         23
    0434866422                           05           10/20/02          0
1


    201002082695                         O            09/20/32
    0


    8166903          Q82/U56             F          132,000.00         ZZ
                                         360        131,874.74          1
                                       9.690          1,128.28        100
                                       9.190          1,128.28
    OAKLAND          TN   38060          1            10/04/02         23
    0434843975                           05           11/04/02          0
    201002093636                         O            10/04/32
    0


    8166929          K39/U57             F           56,000.00         ZZ
                                         180         55,740.81          1
                                      10.500            619.03         70
                                      10.000            619.03
    LIVINGSTON       TN   38570          5            09/26/02         00
    0434837910                           05           11/01/02          0
    365523939                            O            10/01/17
    0


    8166933          Q82/U56             F           55,000.00         ZZ
                                         360         54,945.56          1
                                       9.490            462.07        100
                                       8.990            462.07
    FRESNO           CA   93706          1            09/06/02         23
    0434904652                           05           11/01/02          0
    229002083263                         O            10/01/32
    0


    8166965          Q82/U56             F           73,838.00         ZZ
                                         360         73,740.57          1
                                       8.100            546.96         89
                                       7.600            546.96
    NILES            OH   44446          5            09/24/02         23
    0434855250                           05           11/01/02          0
    202002092434                         O            10/01/32
    0


    8166969          Q82/U56             F           63,000.00         ZZ
                                         360         62,963.30          1
                                       8.690            492.93        100
                                       8.190            492.93
    MEMPHIS          TN   38109          5            10/11/02         23
    0434857587                           05           12/01/02          0
    2010020928290                        O            11/01/32
    0


1


    8167001          Q82/U56             F           76,000.00         ZZ
                                         360         75,874.53          1
                                       9.400            633.52        100
                                       8.900            633.52
    ST. LOUIS        MO   63116          5            08/26/02         23
    0434868600                           05           10/01/02          0
    221002075630                         O            09/01/32
    0


    8167005          Q82/U56             F           69,000.00         ZZ
                                         360         68,888.40          1
                                       9.100            560.17        100
                                       8.600            560.17
    MILAN            TN   38358          5            09/13/02         23
    0434855938                           05           10/18/02          0
    201002093325                         O            09/18/32
    0


    8167025          Q82/U56             F           81,000.00         ZZ
                                         360         80,890.70          1
                                       7.990            593.79         90
                                       7.490            593.79
    STARR            SC   29684          5            10/17/02         23
    0434864369                           05           11/22/02          0
    2010020924250                        O            10/22/32
    0


    8167073          Q82/U56             F           90,250.00         ZZ
                                         360         90,177.16          1
                                      10.450            822.19         95
                                       9.950            822.19
    WEST PALM BEACH  FL   33413          1            10/01/02         23
    0434845855                           05           11/02/02          0
    206002095729                         O            10/02/32
    0


    8167161          Q82/U56             F          226,900.00         ZZ
                                         360        226,753.52          1
                                       8.190          1,695.07        100
                                       7.690          1,695.07
    VICTORVILLE      CA   92394          1            09/27/02         23
    0434847968                           05           12/01/02          0
    220002090988                         O            11/01/32
    0


    8167203          Q82/U56             F           70,000.00         ZZ
                                         360         69,937.66          1
                                       9.990            613.79        100
                                       9.490            613.79
1


    JACKSON          MS   39209          2            10/16/02         23
    0434852653                           05           11/21/02          0
    201002093193                         O            10/21/32
    0


    8168257          Y17/U57             F          147,446.00         ZZ
                                         360        147,203.58          1
                                       7.000            980.96         56
                                       6.500            980.96
    CHICO            CA   95926          5            09/25/02         00
    0434825212                           05           11/01/02          0
    0035956523                           O            10/01/32
    0


    8168259          Y17/U57             F          201,373.00         ZZ
                                         360        201,146.39          1
                                       8.875          1,602.21         95
                                       8.375          1,602.21
    HILLSIDE         NJ   07205          5            09/25/02         23
    0434825550                           05           11/01/02          0
    0035957216                           O            10/01/32
    0


    8168265          Y17/U57             F          348,500.00         ZZ
                                         360        348,005.49          1
                                       7.740          2,494.29         85
                                       7.240          2,494.29
    AUBURN           CA   95603          5            09/24/02         23
    0434825485                           05           11/01/02          0
    0035964956                           O            10/01/32
    0


    8168559          253/253             F          258,000.00         ZZ
                                         360        257,755.19          1
                                       6.250          1,588.56         80
                                       6.000          1,588.56
    BALTIMORE        MD   21221          1            10/22/02         00
    441567                               05           12/01/02          0
    441567                               O            11/01/32
    0


    8168881          E22/G01             F          264,000.00         ZZ
                                         360        263,749.51          1
                                       6.250          1,625.49         80
                                       6.000          1,625.49
    NOVI             MI   48377          1            11/04/02         00
    0415343615                           29           12/01/02          0
    0415343615                           O            11/01/32
    0
1




    8169503          T08/U57             F           80,000.00         ZZ
                                         360         79,932.79          1
                                       6.875            525.54         70
                                       6.625            525.54
    TAMPA            FL   33615          1            10/09/02         00
    0434835369                           03           12/01/02          0
    11092509                             N            11/01/32
    0


    8169505          T08/U57             F           56,250.00         ZZ
                                         360         56,209.29          1
                                       7.625            398.13         90
                                       7.375            398.13
    TAMPA            FL   33612          1            10/10/02         10
    0434835377                           05           12/01/02         30
    11092519                             N            11/01/32
    0


    8169507          T08/U57             F          112,085.00         T
                                         360        111,866.56          1
                                       6.125            681.04         80
                                       5.875            681.04
    ST AUGUSTINE     FL   32092          1            10/03/02         00
    0434835401                           03           11/01/02          0
    132014098                            O            10/01/32
    0


    8169509          T08/U57             F           96,000.00         ZZ
                                         360         95,925.11          1
                                       7.250            654.89         80
                                       7.000            654.89
    TAMPA            FL   33625          5            10/03/02         00
    0434835427                           05           12/01/02          0
    132014137                            O            11/01/32
    0


    8169511          T08/U57             F          500,000.00         ZZ
                                         360        499,439.72          1
                                       5.375          2,799.86         80
                                       5.125          2,799.86
    OLDSMAR          FL   34677          1            10/11/02         00
    0434835435                           03           12/01/02          0
    11110973                             O            11/01/32
    0


    8169513          T08/U57             F          165,900.00         ZZ
                                         360        165,620.46          1
1


                                       6.875          1,089.84        100
                                       6.625          1,089.84
    ROCKLEDGE        FL   32955          1            09/26/02         12
    0434835443                           03           11/01/02         35
    11141810                             O            10/01/32
    0


    8169515          T08/U57             F          140,650.00         ZZ
                                         360        140,440.57          1
                                       7.500            983.45         97
                                       7.250            983.45
    COCOA            FL   32926          1            10/03/02         10
    0434835476                           05           11/01/02         35
    11141819                             O            10/01/32
    0


    8169517          T08/U57             F           86,500.00         ZZ
                                         360         86,354.25          1
                                       6.875            568.24         78
                                       6.625            568.24
    MERRITT ISLAND   FL   32953          5            09/25/02         00
    0434835500                           05           11/01/02          0
    11141821                             O            10/01/32
    0


    8169519          T08/U57             F           83,920.00         ZZ
                                         360         83,764.14          1
                                       6.375            523.55         80
                                       6.125            523.55
    PALM BAY         FL   32909          1            10/01/02         00
    0434835518                           05           11/01/02          0
    11141823                             O            10/01/32
    0


    8169521          T08/U57             F           37,905.00         ZZ
                                         360         37,865.53          1
                                       9.250            311.84         95
                                       9.000            311.84
    JACKSONVILLE     FL   32254          1            09/30/02         12
    0434835526                           05           11/01/02         35
    11151764                             N            10/01/32
    0


    8169523          T08/U57             F          157,140.00         ZZ
                                         360        156,881.63          1
                                       7.000          1,045.46         98
                                       6.750          1,045.46
    JACKSONVILLE     FL   32207          1            09/27/02         12
    0434835534                           05           11/01/02         35
1


    11151767                             O            10/01/32
    0


    8169525          T08/U57             F          157,500.00         ZZ
                                         360        157,207.46          1
                                       6.375            982.60         90
                                       6.125            982.60
    NEPTUNE BEACH    FL   32266          1            09/30/02         12
    0434835567                           05           11/01/02         25
    11151770                             O            10/01/32
    0


    8169527          T08/U57             F          160,000.00         ZZ
                                         180        158,920.10          1
                                       6.250          1,371.88         62
                                       6.000          1,371.88
    BRADENTON        FL   34205          5            09/27/02         00
    0434835575                           05           11/01/02          0
    11160441                             O            10/01/17
    0


    8169529          T08/U57             F           50,000.00         ZZ
                                         180         49,847.33          1
                                       7.375            459.96         79
                                       7.125            459.96
    PENSACOLA        FL   32526          5            10/02/02         00
    0434835583                           05           12/01/02          0
    11240032                             O            11/01/17
    0


    8169533          T08/U57             F           66,400.00         ZZ
                                         360         66,338.50          1
                                       6.375            414.25         80
                                       6.125            414.25
    BEVERLY HILLS    FL   34465          1            10/02/02         00
    0434835617                           05           12/01/02          0
    12070908                             O            11/01/32
    0


    8169537          T08/U57             F           88,650.00         ZZ
                                         360         88,575.52          1
                                       6.875            582.37         90
                                       6.625            582.37
    CASSELBERRY      FL   32707          5            10/02/02         11
    0434835633                           05           12/01/02         25
    132012102                            O            11/01/32
    0


1


    8169541          T08/U57             F           62,450.00         ZZ
                                         180         62,032.99          1
                                       6.375            539.72         56
                                       6.125            539.72
    ORLANDO          FL   32839          5            09/20/02         00
    0434835666                           05           11/01/02          0
    132013181                            O            10/01/17
    0


    8169543          T08/U57             F           71,000.00         ZZ
                                         360         70,932.63          1
                                       6.250            437.16         40
                                       6.000            437.16
    ORANGE PARK      FL   32073          5            10/04/02         00
    0434835674                           03           12/01/02          0
    132013916                            O            11/01/32
    0


    8169545          T08/U57             F          104,000.00         ZZ
                                         360        103,833.17          1
                                       7.125            700.67         80
                                       6.875            700.67
    ATLANTA          GA   30311          5            09/30/02         00
    0434835682                           05           11/01/02          0
    132014183                            N            10/01/32
    0


    8169547          T08/U57             F           48,750.00         ZZ
                                         360         48,715.59          1
                                       7.750            349.25         75
                                       7.500            349.25
    ORLANDO          FL   32839          5            10/02/02         00
    0434835708                           05           12/01/02          0
    132014228                            N            11/01/32
    0


    8169551          T08/U57             F          243,000.00         ZZ
                                         360        242,610.19          1
                                       7.125          1,637.14         79
                                       6.875          1,637.14
    PORT ORANGE      FL   32127          2            09/12/02         00
    0434835732                           03           11/01/02          0
    132014325                            O            10/01/32
    0


    8169553          T08/U57             F          118,000.00         ZZ
                                         240        117,780.28          1
                                       7.250            932.64         64
                                       7.000            932.64
1


    DELAND           FL   32724          5            10/07/02         00
    0434835757                           05           12/01/02          0
    132014370                            O            11/01/22
    0


    8169555          T08/U57             F          129,600.00         ZZ
                                         360        129,359.28          1
                                       6.375            808.54         80
                                       6.125            808.54
    ORANGE PARK      FL   32003          1            09/26/02         00
    0434835773                           05           11/01/02          0
    132014432                            O            10/01/32
    0


    8169557          T08/U57             F           76,500.00         ZZ
                                         360         76,377.30          1
                                       7.125            515.39         90
                                       6.875            515.39
    PARKLAND         FL   34760          1            09/30/02         12
    0434835781                           05           11/01/02         25
    132014453                            O            10/01/32
    0


    8169559          T08/U57             F           71,250.00         ZZ
                                         360         71,135.72          1
                                       7.125            480.02         75
                                       6.875            480.02
    LAKE HELEN       FL   32744          5            09/27/02         00
    0434835807                           05           11/01/02          0
    132014454                            O            10/01/32
    0


    8169561          T08/U57             F          123,300.00         ZZ
                                         360        122,974.36          1
                                       6.500            779.34         90
                                       6.250            779.34
    LAKELAND         FL   33809          1            09/30/02         12
    0434835815                           27           11/01/02         25
    132014487                            O            10/01/32
    0


    8169563          T08/U57             F           70,400.00         ZZ
                                         360         70,336.35          1
                                       6.500            444.98         80
                                       6.250            444.98
    JAKCSONVILLE     FL   32220          2            10/07/02         00
    0434835831                           05           12/01/02          0
    132014498                            O            11/01/32
    0
1




    8169565          T08/U57             F           97,200.00         ZZ
                                         360         97,035.94          1
                                       6.875            638.53         90
                                       6.625            638.53
    DELTONA          FL   32725          1            09/30/02         12
    0434835849                           05           11/01/02         30
    132014511                            N            10/01/32
    0


    8169571          T08/U57             F           69,350.00         ZZ
                                         360         69,241.47          1
                                       7.250            473.09         95
                                       7.000            473.09
    WINTER GARDEN    FL   34787          1            09/27/02         11
    0434835880                           05           11/01/02         35
    132014561                            N            10/01/32
    0


    8169573          T08/U57             F          156,000.00         ZZ
                                         180        153,546.92          1
                                       5.750          1,295.44         80
                                       5.500          1,295.44
    ORANGE PARK      FL   32073          1            10/03/02         00
    0434837282                           03           11/01/02          0
    132014574                            O            10/01/17
    0


    8169575          T08/U57             F          103,000.00         ZZ
                                         180        102,259.27          1
                                       5.500            841.60         65
                                       5.250            841.60
    WINTER SPRINGS   FL   32708          2            09/30/02         00
    0434835898                           03           11/01/02          0
    132014600                            O            10/01/17
    0


    8169577          T08/U57             F           74,100.00         ZZ
                                         360         74,042.20          1
                                       7.250            505.49         95
                                       7.000            505.49
    ROCKLEDGE        FL   32955          1            10/08/02         10
    0434835914                           05           12/01/02         30
    132014665                            O            11/01/32
    0


    8169579          T08/U57             F          515,000.00         ZZ
                                         180        511,449.43          1
1


                                       6.000          4,345.86         65
                                       5.750          4,345.86
    SANFORD          FL   32771          2            09/24/02         00
    0434835930                           03           11/01/02          0
    132014675                            O            10/01/17
    0


    8169585          T08/U57             F           55,000.00         ZZ
                                         360         54,951.48          1
                                       6.625            352.17         44
                                       6.375            352.17
    INDIAN HARBOR B  FL   32937          1            10/08/02         00
    0434837332                           08           12/01/02          0
    132014741                            N            11/01/32
    0


    8169589          T08/U57             F          338,400.00         ZZ
                                         300        337,911.68          1
                                       6.000          2,180.32         80
                                       5.750          2,180.32
    ORLANDO          FL   32835          5            10/04/02         00
    0434835971                           03           12/01/02          0
    132014749                            O            11/01/27
    0


    8169591          T08/U57             F          184,000.00         ZZ
                                         360        183,632.74          1
                                       6.000          1,103.17         80
                                       5.750          1,103.17
    ORLANDO          FL   32803          1            09/30/02         00
    0434836003                           05           11/01/02          0
    132014801                            O            10/01/32
    0


    8169593          T08/U57             F           75,900.00         ZZ
                                         360         75,837.79          1
                                       7.000            504.96        100
                                       6.750            504.96
    ORLANDO          FL   32811          1            10/08/02         12
    0434836029                           05           12/01/02         25
    132014828                            N            11/01/32
    0


    8169595          T08/U57             F          120,000.00         ZZ
                                         360        119,888.86          1
                                       6.375            748.64         89
                                       6.125            748.64
    ALTAMONTE SPRIN  FL   32701          1            10/07/02         12
    0434836037                           05           12/01/02         25
1


    132014848                            O            11/01/32
    0


    8169597          T08/U57             F           76,000.00         ZZ
                                         360         75,886.85          1
                                       7.500            531.40         95
                                       7.250            531.40
    ORLANDO          FL   32808          1            10/04/02         10
    0434836045                           05           11/01/02         35
    132014934                            N            10/01/32
    0


    8169613          T08/U57             F           75,000.00         ZZ
                                         360         74,936.99          1
                                       6.875            492.70         80
                                       6.625            492.70
    PENSACOLA        FL   32501          5            10/14/02         00
    0434836052                           05           12/01/02          0
    132015005                            N            11/01/32
    0


    8169617          T08/U57             F          202,000.00         ZZ
                                         360        201,830.29          2
                                       6.875          1,327.00         71
                                       6.625          1,327.00
    CHICAGO          IL   60647          2            10/07/02         00
    0434836086                           05           12/01/02          0
    13210087                             O            11/01/32
    0


    8169619          T08/U57             F          179,000.00         ZZ
                                         360        178,838.18          1
                                       6.500          1,131.40         74
                                       6.250          1,131.40
    AURORA           IL   60504          2            10/03/02         00
    0434836094                           05           12/01/02          0
    13210096                             O            11/01/32
    0


    8169621          T08/U57             F           81,000.00         ZZ
                                         360         80,947.02          1
                                       8.125            601.42         90
                                       7.875            601.42
    CHARLOTTE        NC   28205          1            10/04/02         11
    0434836110                           05           12/01/02         30
    13210113                             N            11/01/32
    0


1


    8169623          T08/U57             F          101,000.00         ZZ
                                         180        100,663.67          1
                                       6.375            872.89         82
                                       6.125            872.89
    CARPENTERVILLE   IL   60110          2            10/04/02         11
    0434836136                           05           12/01/02          6
    13210145                             O            11/01/17
    0


    8169625          T08/U57             F          191,000.00         ZZ
                                         360        190,618.77          1
                                       6.000          1,145.14         74
                                       5.750          1,145.14
    FREELAND         MD   21053          2            09/27/02         00
    0434836144                           05           11/01/02          0
    13210193                             O            10/01/32
    0


    8169627          T08/U57             F           71,010.00         ZZ
                                         360         70,901.60          1
                                       7.375            490.45         90
                                       7.125            490.45
    CHICAGO          IL   60628          1            09/30/02         11
    0434836151                           05           11/01/02         25
    13210218                             N            10/01/32
    0


    8169629          T08/U57             F          127,800.00         ZZ
                                         360        127,550.93          1
                                       6.125            776.53         73
                                       5.875            776.53
    OVIEDO           FL   32766          2            09/23/02         00
    0434836185                           03           11/01/02          0
    14011277                             O            10/01/32
    0


    8169631          T08/U57             F          216,845.00         ZZ
                                         360        216,639.25          1
                                       6.250          1,335.15         94
                                       6.000          1,335.15
    OVIEDO           FL   32766          1            10/03/02         11
    0434836193                           03           12/01/02         30
    14011284                             O            11/01/32
    0


    8169633          T08/U57             F          260,000.00         ZZ
                                         360        259,642.08          1
                                       7.125          1,751.67         90
                                       6.875          1,751.67
1


    ORLANDO          FL   32828          1            10/09/02         10
    0434836201                           03           12/01/02         25
    14020392                             O            11/01/32
    0


    8169637          T08/U57             F           93,600.00         ZZ
                                         360         93,434.38          1
                                       6.625            599.33         90
                                       6.375            599.33
    APOPKA           FL   32703          1            10/02/02         10
    0434836219                           03           11/01/02         25
    14020403                             O            10/01/32
    0


    8169641          T08/U57             F          455,200.00         ZZ
                                         180        451,926.46          1
                                       5.500          3,719.36         80
                                       5.250          3,719.36
    WINTER SPRINGS   FL   32708          1            09/12/02         00
    0434836227                           03           11/01/02          0
    14050084                             O            10/01/17
    0


    8169647          T08/U57             F           68,400.00         ZZ
                                         360         68,284.75          1
                                       6.875            449.34         90
                                       6.625            449.34
    GROVELAND        FL   34736          1            09/30/02         11
    0434836250                           05           11/01/02         25
    14050107                             O            10/01/32
    0


    8169649          T08/U57             F          113,400.00         ZZ
                                         360        113,197.48          1
                                       6.500            716.77         90
                                       6.250            716.77
    SAINT PETERSBUR  FL   33713          1            10/07/02         11
    0434836268                           05           12/01/02         25
    15010257                             O            11/01/32
    0


    8169651          T08/U57             F          375,000.00         ZZ
                                         180        366,303.21          1
                                       5.500          3,064.06         32
                                       5.250          3,064.06
    POMANO BEACH     FL   33062          5            09/24/02         00
    0434836292                           05           11/01/02          0
    15010375                             O            10/01/17
    0
1




    8169653          T08/U57             F           67,000.00         ZZ
                                         360         66,905.11          1
                                       7.750            480.00        100
                                       7.500            480.00
    LARGO            FL   33771          1            10/02/02         10
    0434836300                           05           11/01/02         40
    15010393                             N            10/01/32
    0


    8169655          T08/U57             F          112,000.00         T
                                         360        111,811.28          1
                                       6.875            735.76         80
                                       6.625            735.76
    JACKSONVILLE     FL   32277          1            09/27/02         00
    0434836318                           03           11/01/02          0
    15020259                             O            10/01/32
    0


    8169661          T08/U57             F          388,964.00         ZZ
                                         360        387,160.66          1
                                       7.375          2,686.48         80
                                       7.125          2,686.48
    SANFORD          FL   32771          5            05/24/02         00
    0434836326                           03           07/01/02          0
    11017414                             O            06/01/32
    0


    8169665          T08/U57             F           81,600.00         T
                                         360         81,528.01          1
                                       6.625            522.49         80
                                       6.375            522.49
    ORLANDO          FL   32825          5            10/09/02         00
    0434836334                           05           12/01/02          0
    11018228                             O            11/01/32
    0


    8169669          T08/U57             F          430,000.00         ZZ
                                         360        429,141.72          1
                                       6.000          2,578.07         69
                                       5.750          2,578.07
    WINTER PARK      FL   32789          2            09/19/02         00
    0434836367                           05           11/01/02          0
    11019031                             O            10/01/32
    0


    8169673          T08/U57             F          125,000.00         T
                                         360        124,767.83          1
1


                                       6.375            779.84         39
                                       6.125            779.84
    CORAL SPRINGS    FL   33071          1            10/04/02         00
    0434836391                           05           11/01/02          0
    11019102                             O            10/01/32
    0


    8169675          T08/U57             F           99,750.00         ZZ
                                         360         99,600.29          1
                                       7.875            723.26         95
                                       7.625            723.26
    KISSIMMEE        FL   34758          1            09/30/02         10
    0434836425                           03           11/01/02         30
    11019126                             O            10/01/32
    0


    8169677          T08/U57             F          318,120.00         T
                                         360        317,669.49          1
                                       7.750          2,279.05         95
                                       7.500          2,279.05
    OVIEDO           FL   32766          1            09/30/02         10
    0434836433                           03           11/01/02         35
    11019167                             O            10/01/32
    0


    8169679          T08/U57             F          124,670.00         ZZ
                                         360        124,560.00          1
                                       6.625            798.28         95
                                       6.375            798.28
    CAPE CORAL       FL   33914          1            10/07/02         10
    0434836441                           05           12/01/02         30
    11022463                             O            11/01/32
    0


    8169683          T08/U57             F           40,000.00         ZZ
                                         180         39,877.86          1
                                       7.375            367.97         69
                                       7.125            367.97
    NORTH FT MYERS   FL   33905          1            10/08/02         00
    0434836458                           05           12/01/02          0
    11022544                             N            11/01/17
    0


    8169687          T08/U57             F           53,200.00         ZZ
                                         360         53,114.66          1
                                       7.125            358.42         95
                                       6.875            358.42
    GROVELAND        FL   34736          1            09/30/02         11
    0434836490                           05           11/01/02         30
1


    11042009                             O            10/01/32
    0


    8169689          T08/U57             F          105,750.00         ZZ
                                         180        105,378.56          1
                                       5.750            878.16         53
                                       5.500            878.16
    CLERMONT         FL   34711          2            10/07/02         00
    0434836508                           05           12/01/02          0
    11042019                             O            11/01/17
    0


    8169691          T08/U57             F           28,975.00         ZZ
                                         360         28,951.25          1
                                       7.000            192.77         95
                                       6.750            192.77
    AVON PARK        FL   33825          1            10/03/02         10
    0434836516                           05           12/01/02         35
    11062010                             N            11/01/32
    0


    8169695          T08/U57             F           71,050.00         ZZ
                                         360         70,927.31          1
                                       6.750            460.83         80
                                       6.500            460.83
    SPRING HILL      FL   34609          1            09/30/02         00
    0434836540                           05           11/01/02          0
    11081096                             O            10/01/32
    0


    8169699          T08/U57             F          134,100.00         ZZ
                                         360        133,914.82          1
                                       7.875            972.32         90
                                       7.625            972.32
    PALM HARBOR      FL   34683          1            09/30/02         10
    0434836565                           03           11/01/02         25
    11092442                             O            10/01/32
    0


    8169701          T08/U57             F           46,750.00         ZZ
                                         360         46,687.07          1
                                       8.000            343.03         85
                                       7.750            343.03
    TAMPA            FL   33603          1            09/25/02         10
    0434836581                           05           11/01/02         25
    11092455                             N            10/01/32
    0


1


    8169703          T08/U57             F          188,000.00         ZZ
                                         360        187,690.90          1
                                       7.000          1,250.77         80
                                       6.750          1,250.77
    RIVIERA BEACH    FL   33404          5            09/30/02         00
    0434836599                           05           11/01/02          0
    11092466                             O            10/01/32
    0


    8169707          T08/U57             F          575,000.00         ZZ
                                         180        572,937.19          1
                                       5.500          4,698.23         40
                                       5.250          4,698.23
    TAMPA            FL   33606          1            10/11/02         00
    0434836623                           05           12/01/02          0
    11092494                             O            11/01/17
    0


    8169817          W96/U57             F           40,000.00         ZZ
                                         360         39,935.83          2
                                       7.125            269.49         48
                                       6.875            269.49
    SANFORD          FL   32771          2            09/30/02         00
    0434832317                           05           11/01/02          0
    22090367                             N            10/01/32
    0


    8169819          W96/U57             F           92,150.00         ZZ
                                         360         92,009.33          1
                                       7.375            636.46         95
                                       7.125            636.46
    NAVARRE          FL   32566          1            10/04/02         10
    0434832333                           03           11/01/02         30
    22090374                             O            10/01/32
    0


    8169821          W96/U57             F          550,000.00         ZZ
                                         360        549,560.18          1
                                       7.125          3,705.45         79
                                       6.875          3,705.45
    FORT LAUDERDALE  FL   33308          5            10/07/02         00
    0434832341                           05           12/01/02          0
    22090403                             O            11/01/32
    0


    8169823          W96/U57             F          103,900.00         ZZ
                                         360        103,733.34          1
                                       7.125            699.99         80
                                       6.875            699.99
1


    WINTER PARK      FL   32792          1            09/30/02         00
    0434832366                           05           11/01/02          0
    22090404                             O            10/01/32
    0


    8169825          W96/U57             F           54,000.00         ZZ
                                         360         53,956.82          1
                                       7.125            363.81         90
                                       6.875            363.81
    DAYTON           OH   45410          1            10/10/02         10
    0434832382                           05           12/01/02         30
    22090416                             N            11/01/32
    0


    8169831          W96/U57             F          253,600.00         ZZ
                                         360        253,411.79          1
                                       7.500          1,773.21         80
                                       7.250          1,773.21
    MIAMI            FL   33131          1            10/11/02         00
    0434834362                           06           12/01/02          0
    22090440                             O            11/01/32
    0


    8169835          W96/U57             F          179,745.00         ZZ
                                         360        179,470.62          1
                                       7.375          1,241.45         97
                                       7.125          1,241.45
    PUNTA GORDA      FL   33983          1            10/03/02         11
    0434832432                           05           11/01/02         35
    22090453                             O            10/01/32
    0


    8169837          W96/U57             F          159,600.00         ZZ
                                         360        159,356.37          1
                                       7.375          1,102.32         95
                                       7.125          1,102.32
    BOWLING GREEN    OH   43402          1            09/30/02         12
    0434832457                           05           11/01/02         30
    22090456                             O            10/01/32
    0


    8169839          W96/U57             F          134,000.00         ZZ
                                         360        133,903.02          1
                                       7.625            948.44         79
                                       7.375            948.44
    LAKE MARY        FL   32746          5            10/08/02         00
    0434832473                           03           12/01/02          0
    22090464                             O            11/01/32
    0
1




    8169841          W96/U57             F          184,500.00         ZZ
                                         360        184,337.22          1
                                       6.625          1,181.37         90
                                       6.375          1,181.37
    LAKE WINNEBAGO   MO   64034          5            10/10/02         11
    0434832507                           03           12/01/02         25
    22090475                             O            11/01/32
    0


    8169843          W96/U57             F           53,100.00         ZZ
                                         360         53,024.82          1
                                       7.750            380.41         90
                                       7.500            380.41
    ORLANDO          FL   32808          1            10/04/02         11
    0434832515                           05           11/01/02         25
    22090510                             N            10/01/32
    0


    8169845          W96/U57             F          148,500.00         ZZ
                                         360        148,387.01          1
                                       7.375          1,025.65         90
                                       7.125          1,025.65
    TAMPA            FL   33625          1            10/08/02         11
    0434832549                           05           12/01/02         30
    22090518                             N            11/01/32
    0


    8169847          W96/U57             F           63,000.00         ZZ
                                         360         62,958.79          1
                                       8.125            467.77         90
                                       7.875            467.77
    HOLIDAY          FL   34691          1            10/07/02         10
    0434832556                           05           12/01/02         30
    22090522                             N            11/01/32
    0


    8169849          W96/U57             F          139,600.00         ZZ
                                         360        139,340.73          1
                                       6.375            870.92         80
                                       6.125            870.92
    TALLAHASSEE      FL   32317          1            10/01/02         00
    0434832580                           03           11/01/02          0
    22090538                             O            10/01/32
    0


    8169851          W96/U57             F          145,600.00         ZZ
                                         360        145,393.80          1
1


                                       7.750          1,043.10         95
                                       7.500          1,043.10
    PALM COAST       FL   32164          1            10/07/02         10
    0434832598                           03           11/01/02         30
    22090546                             O            10/01/32
    0


    8169853          W96/U57             F          167,450.00         ZZ
                                         360        167,328.81          1
                                       7.625          1,185.20         85
                                       7.375          1,185.20
    OCOEE            FL   34761          5            10/10/02         10
    0434832614                           03           12/01/02         20
    22100006                             O            11/01/32
    0


    8169855          W96/U57             F          156,750.00         ZZ
                                         360        156,633.67          1
                                       7.500          1,096.02         95
                                       7.250          1,096.02
    CLERMONT         FL   34711          1            10/11/02         12
    0434832622                           03           12/01/02         30
    22100010                             O            11/01/32
    0


    8169857          W96/U57             F          140,000.00         T
                                         180        139,518.60          1
                                       6.000          1,181.40         80
                                       5.750          1,181.40
    NEW SMYRNA BEAC  FL   32169          1            10/15/02         00
    0434834511                           08           12/01/02          0
    22100071                             O            11/01/17
    0


    8169859          W96/U57             F          190,000.00         ZZ
                                         360        189,832.37          1
                                       6.625          1,216.59         56
                                       6.375          1,216.59
    LONGBOAT KEY     FL   34228          5            10/07/02         00
    0434832630                           05           12/01/02          0
    22100031                             O            11/01/32
    0


    8169861          W96/U57             F          140,125.00         ZZ
                                         360        140,027.74          1
                                       7.875          1,016.00         95
                                       7.625          1,016.00
    MIAMI            FL   33196          1            10/09/02         11
    0434832663                           03           12/01/02         30
1


    22100121                             O            11/01/32
    0


    8169863          W96/U57             F           71,250.00         ZZ
                                         360         71,158.81          1
                                       8.250            535.28         95
                                       8.000            535.28
    TALLAHASSEE      FL   32303          1            10/07/02         11
    0434832689                           05           11/01/02         30
    22040284                             O            10/01/32
    0


    8169865          W96/U57             F           68,000.00         ZZ
                                         360         67,848.43          1
                                       7.500            475.47         80
                                       7.250            475.47
    SAINT PETERSBUR  FL   33714          5            09/25/02         00
    0434832697                           05           11/01/02          0
    22070337                             O            10/01/32
    0


    8169869          W96/U57             F          154,715.00         ZZ
                                         240        154,119.27          1
                                       7.000          1,199.50         97
                                       6.750          1,199.50
    LAKELAND         FL   33810          1            09/27/02         11
    0434832739                           03           11/01/02         35
    22080644                             O            10/01/22
    0


    8169875          W96/U57             F          171,000.00         ZZ
                                         360        170,738.98          1
                                       7.375          1,181.05         70
                                       7.125          1,181.05
    FALLBROOK        CA   92028          5            09/25/02         00
    0434832770                           05           11/01/02          0
    22080662                             O            10/01/32
    0


    8169877          W96/U57             F          133,075.00         ZZ
                                         360        132,908.99          1
                                       8.375          1,011.47         95
                                       8.125          1,011.47
    MIAMI            FL   33174          1            09/30/02         12
    0434832804                           01           11/01/02         30
    22080671                             O            10/01/32
    0


1


    8169879          W96/U57             F           96,903.00         ZZ
                                         360         96,755.09          1
                                       7.375            669.28         97
                                       7.125            669.28
    COLUMBUS         OH   43224          1            10/04/02         10
    0434832812                           05           11/01/02         35
    22080672                             O            10/01/32
    0


    8169883          W96/U57             F           83,600.00         ZZ
                                         360         83,463.96          1
                                       8.375            635.42         95
                                       8.125            635.42
    GARFIELD HEIGHT  OH   44105          1            09/27/02         12
    0434832853                           05           11/01/02         30
    22080713                             O            10/01/32
    0


    8169889          W96/U57             F          176,400.00         ZZ
                                         360        176,117.04          1
                                       7.125          1,188.44         90
                                       6.875          1,188.44
    WINTER HAVEN     FL   33880          1            09/30/02         10
    0434832895                           05           11/01/02         25
    22090071                             O            10/01/32
    0


    8169891          W96/U57             F          395,000.00         ZZ
                                         360        394,173.22          1
                                       5.750          2,305.11         79
                                       5.500          2,305.11
    WINTER PARK      FL   32789          5            10/01/02         00
    0434832903                           05           11/01/02          0
    22090074                             O            10/01/32
    0


    8169893          W96/U57             F          189,200.00         ZZ
                                         360        188,881.19          1
                                       6.875          1,242.91         80
                                       6.625          1,242.91
    TACOMA           WA   98446          1            09/23/02         00
    0434832945                           05           11/01/02          0
    22090091                             O            10/01/32
    0


    8169895          W96/U57             F           64,000.00         ZZ
                                         360         63,909.37          1
                                       7.750            458.50         80
                                       7.500            458.50
1


    PENSACOLA        FL   32505          5            10/02/02         00
    0434832952                           05           11/01/02          0
    22090098                             N            10/01/32
    0


    8169897          W96/U57             F          102,000.00         ZZ
                                         360        101,905.53          1
                                       6.375            636.35         80
                                       6.125            636.35
    WINTER SPRINGS   FL   32708          2            10/08/02         00
    0434832960                           03           12/01/02          0
    22090109                             O            11/01/32
    0


    8169901          W96/U57             F           84,100.00         ZZ
                                         240         83,933.59          1
                                       6.750            639.47         68
                                       6.500            639.47
    TAVARES          FL   32778          2            10/07/02         00
    0434832994                           05           12/01/02          0
    22090150                             O            11/01/22
    0


    8169905          W96/U57             F           63,900.00         ZZ
                                         360         63,811.76          1
                                       7.875            463.32         90
                                       7.625            463.32
    ORLANDO          FL   32811          1            09/30/02         11
    0434833034                           05           11/01/02         30
    22090166                             N            10/01/32
    0


    8169909          W96/U57             F           43,200.00         ZZ
                                         360         43,135.68          1
                                       7.500            302.06         90
                                       7.250            302.06
    QUINCY           FL   32352          1            10/03/02         11
    0434833067                           05           11/01/02         30
    22090171                             N            10/01/32
    0


    8169911          W96/U57             F          115,900.00         ZZ
                                         360        115,694.92          1
                                       6.625            742.12         95
                                       6.375            742.12
    MIAMI            FL   33169          2            09/25/02         10
    0434833075                           05           11/01/02         30
    22090179                             O            10/01/32
    0
1




    8169913          W96/U57             F          121,500.00         ZZ
                                         360        121,402.84          1
                                       7.125            818.57         90
                                       6.875            818.57
    KISSIMMEE        FL   34744          5            10/04/02         11
    0434833083                           27           12/01/02         25
    22090202                             O            11/01/32
    0


    8169917          W96/U57             F           87,400.00         T
                                         360         87,166.59          1
                                       7.375            603.65         95
                                       7.125            603.65
    OCALA            FL   34471          1            09/27/02         11
    0434833125                           03           11/01/02         30
    22090223                             O            10/01/32
    0


    8169919          W96/U57             F          140,000.00         ZZ
                                         360        139,867.17          1
                                       6.250            862.00         33
                                       6.000            862.00
    WELLINGTON       FL   33414          5            10/09/02         00
    0434833133                           03           12/01/02          0
    22090226                             N            11/01/32
    0


    8169921          W96/U57             F          114,300.00         ZZ
                                         360        114,157.42          1
                                       8.375            868.76         90
                                       8.125            868.76
    NAPLES           FL   34116          1            10/03/02         11
    0434833141                           05           11/01/02         25
    22090234                             O            10/01/32
    0


    8169923          W96/U57             F           86,400.00         ZZ
                                         360         86,246.82          1
                                       6.375            539.02         80
                                       6.125            539.02
    KISSIMMEE        FL   34758          2            10/07/02         00
    0434833166                           05           12/01/02          0
    22090254                             O            11/01/32
    0


    8169925          W96/U57             F          114,839.00         ZZ
                                         360        114,703.77          1
1


                                       7.500            802.97         95
                                       7.250            802.97
    BRANSON          MO   65616          1            10/11/02         12
    0434833182                           05           12/01/02         30
    22090255                             O            11/01/32
    0


    8169927          W96/U57             F           85,400.00         ZZ
                                         360         85,275.98          1
                                       7.625            604.46         95
                                       7.375            604.46
    FRUITLAND PARK   FL   34731          1            09/27/02         10
    0434833190                           05           11/01/02         35
    22090257                             N            10/01/32
    0


    8169931          W96/U57             F          298,000.00         ZZ
                                         360        297,459.76          1
                                       6.500          1,883.56         72
                                       6.250          1,883.56
    LAKE MARY        FL   32746          2            09/26/02         00
    0434833224                           05           11/01/02          0
    22090277                             O            10/01/32
    0


    8169935          W96/U57             F          116,000.00         ZZ
                                         360        115,794.75          1
                                       6.625            742.76         80
                                       6.375            742.76
    MIAMI            FL   33183          1            10/07/02         00
    0434834792                           08           11/01/02          0
    22090295                             O            10/01/32
    0


    8169939          W96/U57             F           61,500.00         ZZ
                                         360         61,441.64          1
                                       6.250            378.67         65
                                       6.000            378.67
    COLUMBUS         OH   43227          2            10/04/02         00
    0434833240                           05           12/01/02          0
    22090300                             N            11/01/32
    0


    8169941          W96/U57             F           66,500.00         ZZ
                                         360         66,412.71          1
                                       8.125            493.76         95
                                       7.875            493.76
    ZEPHYRHILLS      FL   33542          1            10/04/02         12
    0434833265                           05           11/01/02         30
1


    22090365                             O            10/01/32
    0


    8169945          W96/U57             F          155,103.00         ZZ
                                         360        154,888.82          1
                                       7.875          1,124.60         97
                                       7.625          1,124.60
    KISSIMMEE        FL   34743          1            10/01/02         11
    0434833281                           03           11/01/02         35
    22090322                             O            10/01/32
    0


    8169947          W96/U57             F           66,800.00         ZZ
                                         360         66,705.41          1
                                       7.750            478.56         80
                                       7.500            478.56
    LAKE MARY        FL   32746          1            10/01/02         00
    0434833299                           05           11/01/02          0
    22090356                             N            10/01/32
    0


    8169949          W96/U57             F           97,200.00         ZZ
                                         360         97,062.36          1
                                       7.750            696.35         90
                                       7.500            696.35
    ORLANDO          FL   32822          1            09/27/02         11
    0434833307                           05           11/01/02         25
    22090357                             O            10/01/32
    0


    8169951          W96/U57             F          130,104.00         ZZ
                                         180        129,580.78          1
                                       6.625          1,142.31         90
                                       6.375          1,142.31
    ORLANDO          FL   32822          1            10/04/02         11
    0434833315                           05           12/01/02         30
    22090362                             N            11/01/17
    0


    8169953          W96/U57             F           70,200.00         ZZ
                                         360         70,110.17          1
                                       8.250            527.39         90
                                       8.000            527.39
    TAMPA            FL   33617          1            10/02/02         11
    0434833331                           05           11/01/02         25
    22090363                             O            10/01/32
    0


1


    8170585          Q57/U57             F          465,000.00         ZZ
                                         360        464,548.05          1
                                       6.125          2,825.39         78
                                       5.875          2,825.39
    MIAMI            FL   33156          5            10/21/02         00
    0434835641                           03           12/01/02          0
    52600262                             O            11/01/32
    0


    8170783          Q57/U57             F          392,000.00         ZZ
                                         360        391,628.06          1
                                       6.250          2,413.61         80
                                       6.000          2,413.61
    HUNTINGTON BEAC  CA   92646          1            10/22/02         00
    0434837027                           05           12/01/02          0
    10003732                             O            11/01/32
    0


    8170811          Q57/U57             F          433,000.00         ZZ
                                         360        432,608.57          1
                                       6.500          2,736.85         77
                                       6.250          2,736.85
    SOUTH PASADENA   CA   91030          5            10/22/02         00
    0434837431                           05           12/01/02          0
    10002944                             O            11/01/32
    0


    8170895          196/U57             F          650,000.00         ZZ
                                         360        649,397.97          1
                                       6.375          4,055.16         54
                                       6.125          4,055.16
    BELMONT          MA   02478          2            10/18/02         00
    0434915443                           05           12/01/02          0
    1329817                              O            11/01/32
    0


    8171013          196/U57             F          440,000.00         ZZ
                                         360        439,592.47          1
                                       6.375          2,745.03         80
                                       6.125          2,745.03
    VALLEY CENTER    CA   92082          5            10/04/02         00
    0434914784                           05           12/01/02          0
    1570323                              O            11/01/32
    0


    8171037          196/U57             F          320,500.00         ZZ
                                         360        319,904.72          1
                                       6.375          1,999.51         73
                                       6.125          1,999.51
1


    ORANGE           CA   92869          5            09/27/02         00
    0434915146                           05           11/01/02          0
    1571442                              O            10/01/32
    0


    8171049          196/U57             F          467,000.00         ZZ
                                         180        465,394.18          1
                                       6.000          3,940.82         75
                                       5.750          3,940.82
    SIMI VALLEY      CA   93065          2            10/17/02         00
    0434898201                           03           12/01/02          0
    1572783                              O            11/01/17
    0


    8171315          196/U57             F          336,000.00         ZZ
                                         360        335,673.42          1
                                       6.125          2,041.58         80
                                       5.875          2,041.58
    FULLERTON        CA   92833          1            10/26/02         00
    0434945747                           05           12/01/02          0
    1580665                              O            11/01/32
    0


    8171345          196/U57             F          352,000.00         ZZ
                                         360        351,666.00          1
                                       6.250          2,167.33         80
                                       6.000          2,167.33
    MILPITAS         CA   95035          1            10/10/02         00
    0434883443                           05           12/01/02          0
    1581826                              O            11/01/32
    0


    8171493          Q57/U57             F           48,500.00         ZZ
                                         360         48,465.77          1
                                       7.750            347.46         71
                                       7.500            347.46
    LOUISVILLE       KY   40217          5            10/21/02         00
    0434836706                           05           12/01/02          0
    52000232                             N            11/01/32
    0


    8172871          E63/U56             F           53,000.00         ZZ
                                         360         52,966.21          1
                                       8.250            398.17        100
                                       7.750            398.17
    YOUNGWOOD        PA   15697          1            10/31/02         23
    0434914180                           05           12/01/02          0
    1000096035                           O            11/01/32
    0
1




    8173109          E63/U57             F           95,550.00         ZZ
                                         360         95,517.74          1
                                      11.250            928.04        100
                                      10.750            928.04
    OKLAHOMA CITY    OK   73120          1            10/11/02         23
    0434877676                           05           12/01/02          0
    1000095094                           O            11/01/32
    0


    8173227          E63/U57             F           52,000.00         ZZ
                                         360         51,974.43          1
                                       9.500            437.24        100
                                       9.000            437.24
    ANNISTON         AL   36201          1            10/15/02         23
    0434875159                           05           12/01/02          0
    1000095264                           O            11/01/32
    0


    8173283          E63/U57             F           70,200.00         ZZ
                                         360         70,151.69          1
                                       7.875            509.00         97
                                       7.375            509.00
    LIVONIA          LA   70755          5            10/23/02         23
    0434873576                           05           12/01/02          0
    1000095429                           O            11/01/32
    0


    8173295          E63/U57             F          140,000.00         ZZ
                                         360        139,917.34          1
                                       8.625          1,088.91        100
                                       8.125          1,088.91
    MIAMI            FL   33157          1            10/15/02         23
    0434906343                           05           12/01/02          0
    1000095444                           O            11/01/32
    0


    8173299          E63/U57             F          258,000.00         ZZ
                                         360        257,835.48          1
                                       8.250          1,938.27        100
                                       7.750          1,938.27
    RANCHO CUCAMONG  CA   91730          1            10/16/02         23
    0434867263                           05           12/01/02          0
    1000095451                           O            11/01/32
    0


    8173305          E63/U56             F          130,000.00         ZZ
                                         360        129,936.06          1
1


                                       9.500          1,093.11        100
                                       9.000          1,093.11
    NORTH MIAMI      FL   33161          1            11/04/02         23
    0434884789                           05           12/01/02          0
    1000095477                           O            11/01/32
    0


    8173355          R84/G01             F          264,000.00         ZZ
                                         360        263,755.48          1
                                       6.375          1,647.02         80
                                       6.125          1,647.02
    YELM             WA   98597          1            10/10/02         00
    0434879474                           05           12/01/02          0
    229                                  O            11/01/32
    0


    8173571          E63/U57             F          174,500.00         ZZ
                                         360        174,370.50          1
                                       7.500          1,220.13        100
                                       7.000          1,220.13
    FRENCHTOWN       MT   59834          1            10/17/02         23
    0434896031                           05           12/01/02          0
    1000095569                           O            11/01/32
    0


    8173609          E63/U57             F           57,000.00         ZZ
                                         360         56,963.66          1
                                       8.250            428.22        100
                                       7.750            428.22
    GILA BEND        AZ   85337          1            10/21/02         23
    0434889390                           05           12/01/02          0
    1000095700                           O            11/01/32
    0


    8173707          E63/U57             F          115,000.00         ZZ
                                         360        114,924.78          1
                                       8.125            853.87        100
                                       7.625            853.87
    FRANKFORT        KY   40601          5            10/10/02         23
    0434895843                           05           12/01/02          0
    1000095880                           O            11/01/32
    0


    8173799          E63/U56             F          100,000.00         ZZ
                                         360         99,936.23          1
                                       8.250            751.27        100
                                       7.750            751.27
    ABERDEEN         WA   98520          1            10/09/02         23
    0434886495                           05           12/01/02          0
1


    1000091958                           O            11/01/32
    0


    8174015          E63/U57             F          138,000.00         ZZ
                                         360        137,938.82          1
                                       9.990          1,210.03        100
                                       9.490          1,210.03
    OGDEN            UT   84403          1            10/01/02         23
    0434902755                           05           12/01/02          0
    1000093039                           O            11/01/32
    0


    8174025          E63/U57             F           77,500.00         ZZ
                                         360         77,441.38          1
                                      10.750            723.45        100
                                      10.250            723.45
    AUBURN           KY   42206          5            09/30/02         23
    0434873535                           05           11/01/02          0
    1000093062                           O            10/01/32
    0


    8174117          E63/U57             F          119,000.00         ZZ
                                         360        118,924.12          1
                                       8.250            894.01        100
                                       7.750            894.01
    VICTORVILLE      CA   92394          5            10/11/02         23
    0434885596                           03           12/01/02          0
    1000093388                           O            11/01/32
    0


    8174257          E63/U56             F          131,000.00         ZZ
                                         360        130,916.47          1
                                       8.250            984.16        100
                                       7.750            984.16
    MERCED           CA   95348          1            10/08/02         23
    0434889432                           05           12/01/02          0
    1000093676                           O            11/01/32
    0


    8175509          E63/U57             F          140,000.00         ZZ
                                         360        139,908.42          1
                                       8.125          1,039.50        100
                                       7.625          1,039.50
    FRESNO           CA   93726          1            10/28/02         23
    0434880951                           05           12/01/02          0
    1000097974                           O            11/01/32
    0


1


    8175601          E63/U57             F           57,000.00         ZZ
                                         360         56,965.47          1
                                       8.500            438.28        100
                                       8.000            438.28
    TROY             AL   36081          1            10/31/02         23
    0434884631                           05           12/01/02          0
    1500000197                           O            11/01/32
    0


    8175617          E63/U56             F          147,600.00         ZZ
                                         360        147,498.43          1
                                       7.875          1,070.20        100
                                       7.375          1,070.20
    HIDDEN VALLEY    PA   15502          1            10/09/02         23
    0434885083                           05           12/01/02          0
    1500000225                           O            11/01/32
    0


    8175863          W93/U57             F          385,000.00         ZZ
                                         360        384,634.70          1
                                       6.250          2,370.51         68
                                       6.000          2,370.51
    LONG BEACH       CA   90807          5            10/09/02         00
    0434880720                           05           12/01/02          0
    67421477                             O            11/01/32
    0


    8175871          W93/U57             F          285,300.00         ZZ
                                         360        285,042.09          1
                                       6.500          1,803.29         90
                                       6.250          1,803.29
    SANTA ANA        CA   92705          1            10/17/02         04
    0434870630                           05           12/01/02         25
    67421836                             O            11/01/32
    0


    8175963          W93/U57             F          190,000.00         ZZ
                                         360        189,824.02          1
                                       6.375          1,185.36         80
                                       6.125          1,185.36
    BALDWIN PARK     CA   91706          5            10/10/02         00
    0434872586                           05           12/01/02          0
    67402366                             O            11/01/32
    0


    8175993          E63/U57             F           83,000.00         ZZ
                                         360         82,949.72          1
                                       8.500            638.20        100
                                       8.000            638.20
1


    OMAHA            NE   68104          5            10/25/02         23
    0434896916                           05           12/01/02          0
    1000096290                           O            11/01/32
    0


    8175997          W93/U57             F          150,000.00         ZZ
                                         360        149,873.98          1
                                       6.875            985.40         75
                                       6.625            985.40
    ORANGE           CA   92865          1            10/09/02         00
    0434880548                           09           12/01/02          0
    67420985                             O            11/01/32
    0


    8176105          W93/U57             F          254,400.00         ZZ
                                         360        254,158.61          1
                                       6.250          1,566.39         80
                                       6.000          1,566.39
    PETALUMA         CA   94954          1            10/04/02         00
    0434871505                           03           12/01/02          0
    21418996                             O            11/01/32
    0


    8176281          E63/U57             F          260,000.00         ZZ
                                         360        259,846.50          1
                                       8.625          2,022.25        100
                                       8.125          2,022.25
    GILBERT          AZ   85296          1            10/21/02         23
    0434889218                           05           12/01/02          0
    1000096748                           O            11/01/32
    0


    8176691          E63/U56             F          131,740.00         ZZ
                                         360        131,647.02          1
                                       7.750            943.80        100
                                       7.250            943.80
    LEANDER          TX   78641          1            10/31/02         23
    0434909677                           03           12/01/02          0
    1000097784                           O            11/01/32
    0


    8178277          R54/U57             F           54,150.00         ZZ
                                         360         54,123.37          1
                                       9.500            455.32         95
                                       9.000            455.32
    PHILADELPHIA     TN   37846          5            09/27/02         23
    0434909735                           05           12/01/02          0
    1000001510                           O            11/01/32
    0
1




    8178301          R54/U57             F           65,000.00         ZZ
                                         240         64,915.78          1
                                      10.125            632.66        100
                                       9.625            632.66
    EAST BREWTON     AL   36426          5            10/17/02         23
    0434910931                           05           12/01/02          0
    1000001557                           O            11/01/22
    0


    8178361          R54/U57             F          130,000.00         ZZ
                                         180        129,881.40          1
                                       9.875          1,128.85        100
                                       9.375          1,128.85
    ALABASTER        AL   35007          5            09/16/02         23
    0434903761                           05           11/01/02          0
    2000004490                           O            10/01/17
    0


    8178463          R54/U57             F           52,000.00         ZZ
                                         360         51,979.34          1
                                      10.500            475.66        100
                                      10.000            475.66
    AMELIA           LA   70340          1            10/22/02         23
    0434905584                           05           12/01/02          0
    2000004752                           O            11/01/32
    0


    8178475          R54/U57             F           69,000.00         ZZ
                                         360         68,964.22          1
                                       9.250            567.65        100
                                       8.750            567.65
    JONESBORO        AR   72404          5            10/09/02         23
    0434923942                           05           12/01/02          0
    2000004768                           O            11/01/32
    0


    8178487          R54/U57             F          112,575.00         ZZ
                                         360        112,472.72          1
                                       9.875            977.54         95
                                       9.375            977.54
    MABELVALE        AR   72103          1            10/23/02         23
    0434925772                           05           12/01/02          0
    2000004794                           O            11/01/32
    0


    8178507          R54/U57             F          110,000.00         ZZ
                                         360        109,948.68          1
1


                                       9.750            945.07        100
                                       9.250            945.07
    WICHITA FALLS    TX   76305          1            10/28/02         23
    0434911665                           05           12/01/02          0
    2000004823                           O            11/01/32
    0


    8178539          R54/U57             F           57,000.00         ZZ
                                         360         56,974.92          1
                                      10.025            501.27        100
                                       9.525            501.27
    WHISTLER         AL   36612          1            10/30/02         23
    0434922795                           05           12/01/02          0
    2000004842                           O            11/01/32
    0


    8178547          R54/U57             F           55,100.00         ZZ
                                         360         55,073.61          1
                                       9.625            468.34         95
                                       9.125            468.34
    HOWE             OK   74940          5            10/15/02         23
    0434916367                           05           12/01/02          0
    2000004848                           O            11/01/32
    0


    8178615          R54/U57             F           75,050.00         ZZ
                                         360         75,014.98          1
                                       9.750            644.80         95
                                       9.250            644.80
    CONCORD          VA   24538          5            10/26/02         23
    0434922605                           05           12/01/02          0
    3000000818                           O            11/01/32
    0


    8179043          147/U57             F           55,250.00         ZZ
                                         360         55,211.49          1
                                      11.125            531.38         85
                                      10.625            531.38
    ALEXANDRIA       LA   71301          1            09/16/02         23
    0434863692                           05           11/01/02          0
    10488080                             O            10/01/32
    0


    8179051          147/U57             F           93,000.00         ZZ
                                         360         92,842.52          1
                                       6.850            609.39        100
                                       6.350            609.39
    MURFREESBORO     TN   37127          5            09/09/02         23
    0434850061                           05           11/01/02          0
1


    10489102                             O            10/01/32
    0


    8179117          147/U57             F          260,100.00         ZZ
                                         360        259,843.12          1
                                       9.500          2,187.06         90
                                       9.000          2,187.06
    MEDFORD          NY   11763          1            09/16/02         23
    0434867131                           05           11/01/02          0
    10494352                             N            10/01/32
    0


    8179123          147/U57             F          148,625.00         ZZ
                                         360        148,392.42          1
                                       7.250          1,013.88         73
                                       6.750          1,013.88
    BALDWIN PARK     CA   91706          5            09/19/02         00
    0434851788                           05           11/01/02          0
    10495095                             O            10/01/32
    0


    8179159          147/U57             F          125,000.00         ZZ
                                         360        124,773.37          1
                                       6.500            790.09         65
                                       6.000            790.09
    MONTCLAIR        CA   91763          2            09/24/02         00
    0434851937                           05           11/01/02          0
    10497213                             O            10/01/32
    0


    8179243          147/U57             F          271,600.00         ZZ
                                         360        271,233.57          1
                                       7.990          1,991.01         97
                                       7.490          1,991.01
    SANTA CLARITA    CA   91350          1            09/27/02         23
    0434851879                           05           11/01/02          0
    10498875                             O            10/01/32
    0


    8179257          147/U57             F          207,500.00         ZZ
                                         360        207,353.54          1
                                       7.750          1,486.56         52
                                       7.250          1,486.56
    TUCSON           AZ   85739          5            10/17/02         00
    0434863866                           05           12/01/02          0
    10499431                             O            11/01/32
    0


1


    8179285          147/U57             F           68,425.00         ZZ
                                         360         68,383.55          1
                                       8.500            526.13         85
                                       8.000            526.13
    LAKE CHARLES     LA   70607          5            10/07/02         23
    0434851499                           05           12/01/02          0
    10500984                             O            11/01/32
    0


    8179777          W98/G01             F          239,920.00         ZZ
                                         360        239,692.35          1
                                       6.250          1,477.23         80
                                       6.000          1,477.23
    HERNDON          VA   20170          1            10/25/02         00
    0434888384                           03           12/01/02          0
    F0210038                             O            11/01/32
    0


    8179959          E22/G01             F          256,000.00         ZZ
                                         360        256,000.00          1
                                       7.750          1,834.02         80
                                       7.500          1,834.02
    KATY             TX   77494          1            11/05/02         00
    0414984658                           03           01/01/03          0
    0414984658                           O            12/01/32
    0


    8181937          W96/U57             F          119,000.00         ZZ
                                         360        118,835.68          1
                                       7.875            862.83         85
                                       7.625            862.83
    ORLANDO          FL   32818          5            09/26/02         12
    0434838801                           05           11/01/02         20
    22090328                             O            10/01/32
    0


    8182993          964/U57             F          352,300.00         ZZ
                                         360        351,981.51          1
                                       6.500          2,226.78         79
                                       6.250          2,226.78
    NORTHRIDGE (ARE  CA   91325          5            10/23/02         00
    0434859005                           05           12/01/02          0
    271030                               O            11/01/32
    0


    8182997          964/U57             F          480,000.00         ZZ
                                         180        478,314.03          1
                                       5.750          3,985.97         80
                                       5.500          3,985.97
1


    ROSEVILLE        CA   95661          5            10/16/02         00
    0434896445                           03           12/01/02          0
    265770                               O            11/01/17
    0


    8183005          964/U57             F          124,950.00         ZZ
                                         360        124,831.44          1
                                       6.250            769.34         80
                                       6.000            769.34
    SAINT HELENS     OR   97051          1            10/23/02         00
    0434859450                           03           12/01/02          0
    278783                               O            11/01/32
    0


    8183009          964/U57             F          173,375.00         ZZ
                                         360        173,222.03          1
                                       6.625          1,110.14         95
                                       6.375          1,110.14
    LEAGUE CITY      TX   77573          1            10/09/02         01
    0434860524                           03           12/01/02         30
    278337                               O            11/01/32
    0


    8183013          964/U57             F          127,000.00         ZZ
                                         360        126,885.19          1
                                       6.500            802.73         80
                                       6.250            802.73
    NEOTSU           OR   97364          1            10/19/02         00
    0434854642                           05           12/01/02          0
    283137                               N            11/01/32
    0


    8183017          964/U57             F          172,700.00         ZZ
                                         360        172,523.92          1
                                       5.875          1,021.59         50
                                       5.625          1,021.59
    HOLLYWOOD        CA   90046          2            10/02/02         00
    0434846051                           01           12/01/02          0
    253444                               O            11/01/32
    0


    8183021          964/U57             F          300,000.00         ZZ
                                         360        299,708.42          1
                                       6.125          1,822.83         64
                                       5.875          1,822.83
    ARROYO GRANDE    CA   93420          1            10/19/02         00
    0434842951                           03           12/01/02          0
    288910                               O            11/01/32
    0
1




    8183025          964/U57             F          300,000.00         ZZ
                                         360        299,715.35          1
                                       6.250          1,847.15         50
                                       6.000          1,847.15
    EL DORADO HILLS  CA   95762          5            10/22/02         00
    0434844007                           03           12/01/02          0
    271213                               O            11/01/32
    0


    8183029          964/U57             F          300,700.00         ZZ
                                         360        300,414.69          1
                                       6.250          1,851.46         80
                                       6.000          1,851.46
    CASTLE ROCK      CO   80108          2            10/22/02         00
    0434848636                           03           12/01/02          0
    276505                               O            11/01/32
    0


    8183037          964/U57             F          300,000.00         ZZ
                                         360        299,708.42          1
                                       6.125          1,822.83         64
                                       5.875          1,822.83
    NEWBERG          OR   97132          5            10/15/02         00
    0434845574                           05           12/01/02          0
    274628                               O            11/01/32
    0


    8183041          964/U57             F          341,000.00         ZZ
                                         360        340,676.44          1
                                       6.250          2,099.60         72
                                       6.000          2,099.60
    RENO             NV   89509          5            10/23/02         00
    0434892048                           05           12/01/02          0
    278868                               O            11/01/32
    0


    8183045          964/U57             F          348,000.00         ZZ
                                         360        347,661.76          1
                                       6.125          2,114.49         80
                                       5.875          2,114.49
    CAMINO           CA   95709          1            10/04/02         00
    0434846515                           05           12/01/02          0
    256469                               O            11/01/32
    0


    8183051          964/U57             F          147,750.00         ZZ
                                         360        147,622.79          1
1


                                       6.750            958.30         75
                                       6.500            958.30
    EUGENE           OR   97405          1            10/18/02         00
    0434853883                           05           12/01/02          0
    284770                               N            11/01/32
    0


    8183061          964/U57             F          130,800.00         ZZ
                                         360        130,684.59          1
                                       6.625            837.53         80
                                       6.375            837.53
    PORTLAND         OR   97206          1            10/16/02         00
    0434847950                           05           12/01/02          0
    277138                               O            11/01/32
    0


    8183065          964/U57             F          179,000.00         ZZ
                                         180        178,344.19          1
                                       5.250          1,438.94         46
                                       5.000          1,438.94
    NEWARK           CA   94560          2            10/18/02         00
    0434867693                           05           12/01/02          0
    267083                               O            11/01/17
    0


    8183069          964/U57             F          480,000.00         ZZ
                                         360        479,566.07          1
                                       6.500          3,033.93         80
                                       6.250          3,033.93
    PASADENA         CA   91104          5            10/18/02         00
    0434851739                           05           12/01/02          0
    241221                               O            11/01/32
    0


    8183073          964/U57             F          117,300.00         ZZ
                                         360        117,191.36          1
                                       6.375            731.80         72
                                       6.125            731.80
    JOHN DAY         OR   97845          2            10/18/02         00
    0434858866                           27           12/01/02          0
    260396                               O            11/01/32
    0


    8183077          964/U57             F           52,000.00         ZZ
                                         180         51,819.28          1
                                       5.875            435.30         57
                                       5.625            435.30
    TAOS             NM   87571          1            10/23/02         00
    0434855581                           05           12/01/02          0
1


    280516                               O            11/01/17
    0


    8183081          964/U57             F          196,650.00         ZZ
                                         360        196,408.20          1
                                       4.875          1,040.69         37
                                       4.625          1,040.69
    WALNUT CREEK     CA   94596          2            10/09/02         00
    0434847216                           05           12/01/02          0
    273334                               O            11/01/32
    0


    8183085          964/U57             F          109,650.00         ZZ
                                         360        109,550.88          1
                                       6.500            693.06         80
                                       6.250            693.06
    MOUNDHOUSE       NV   89706          1            10/20/02         00
    0434859526                           03           12/01/02          0
    234063                               O            11/01/32
    0


    8183089          964/U57             F          200,990.00         ZZ
                                         360        200,803.84          1
                                       6.375          1,253.92         90
                                       6.125          1,253.92
    LAS VEGAS        NV   89148          1            10/17/02         10
    0434854964                           03           12/01/02         30
    278134                               O            11/01/32
    0


    8183137          964/U57             F          400,000.00         ZZ
                                         360        399,629.52          1
                                       6.375          2,495.48         80
                                       6.125          2,495.48
    SAN FRANCISCO    CA   94134          1            10/08/02         00
    0434854543                           05           12/01/02          0
    266756                               O            11/01/32
    0


    8184971          K52/U56             F           65,455.00         ZZ
                                         360         65,391.01          1
                                       9.550            552.78         95
                                       9.050            552.78
    AUBURN           NY   13021          1            10/02/02         23
    0434880910                           05           11/07/02          0
    220121                               O            10/07/32
    0


1


    8185015          K52/U56             F          198,000.00         ZZ
                                         180        197,806.33          1
                                       9.700          1,693.87        100
                                       9.200          1,693.87
    ALLEN            TX   75002          1            10/04/02         23
    0434893335                           05           11/12/02          0
    242508                               O            10/12/17
    0


    8185031          K52/U56             F          140,600.00         ZZ
                                         360        140,410.72          1
                                       9.900          1,223.49         95
                                       9.400          1,223.49
    TOMBALL          TX   77375          1            10/09/02         23
    0434881272                           05           11/14/02          0
    232665                               O            10/14/32
    0


    8185035          K52/U56             F          116,850.00         ZZ
                                         180        116,724.49          1
                                       9.100            948.63         95
                                       8.600            948.63
    CEDAR HILL       MO   63016          5            10/09/02         23
    0434895934                           05           11/20/02          0
    240416                               O            10/20/17
    0


    8185037          K52/U56             F          105,600.00         ZZ
                                         360        105,478.04          1
                                       8.750            830.76         88
                                       8.250            830.76
    SHAWNEE          OK   74804          5            10/08/02         23
    0434881231                           05           11/20/02          0
    242499                               O            10/20/32
    0


    8185043          K52/U56             F          114,000.00         ZZ
                                         360        113,871.03          1
                                       8.850            905.00         95
                                       8.350            905.00
    BON AQUA         TN   37025          5            10/08/02         23
    0434881793                           05           11/20/02          0
    244332                               O            10/20/32
    0


    8185085          K52/U56             F           79,360.00         ZZ
                                         240         79,116.89          1
                                       8.850            706.39         90
                                       8.350            706.39
1


    HOUSTON          TX   77014          2            10/11/02         23
    0434881496                           05           11/23/02          0
    237787                               O            10/23/22
    0


    8185103          K52/U56             F          105,000.00         ZZ
                                         240        104,680.38          1
                                       8.900            937.97        100
                                       8.400            937.97
    ELGIN            SC   29045          5            10/11/02         23
    0434895983                           05           11/22/02          0
    245425                               O            10/22/22
    0


    8185143          K52/U56             F           50,065.00         ZZ
                                         360         49,991.00          1
                                       9.600            424.64         95
                                       9.100            424.64
    HERMINIE         PA   15637          1            10/15/02         23
    0434893590                           05           11/21/02          0
    234849                               O            10/21/32
    0


    8185147          K52/U56             F          274,550.00         ZZ
                                         360        274,363.75          1
                                      11.250          2,666.60         95
                                      10.750          2,666.60
    HAMPTON BAYS     NY   11946          1            10/15/02         23
    0434893582                           05           11/20/02          0
    240524                               O            10/20/32
    0


    8185155          K52/U56             F          208,050.00         ZZ
                                         360        207,826.56          1
                                       9.100          1,689.01         95
                                       8.600          1,689.01
    PATTERSON        NY   12563          1            10/15/02         23
    0434893723                           05           11/29/02          0
    245568                               O            10/29/32
    0


    8185209          K52/U56             F          120,000.00         ZZ
                                         360        119,934.45          1
                                       9.000            965.55        100
                                       8.500            965.55
    DENHAM SPRINGS   LA   70726          2            10/18/02         23
    0434893012                           05           12/01/02          0
    240874                               O            11/01/32
    0
1




    8185221          K52/U56             F           78,000.00         ZZ
                                         360         77,926.14          1
                                       9.700            667.28        100
                                       9.200            667.28
    LAKE ARIEL       PA   18436          1            10/18/02         23
    0434893426                           05           11/23/02          0
    245277                               O            10/23/32
    0


    8185225          K52/U56             F          308,750.00         ZZ
                                         360        308,500.86          1
                                      10.450          2,812.73         95
                                       9.950          2,812.73
    OLIVE BRANCH     MS   38654          2            10/21/02         23
    0434893178                           05           11/30/02          0
    246000                               O            10/30/32
    0


    8185241          K52/U56             F           90,000.00         ZZ
                                         180         89,913.75          1
                                       8.850            714.47         90
                                       8.350            714.47
    FARMINGTON       NM   87401          5            10/22/02         23
    0434895215                           05           12/02/02          0
    235659                               O            11/02/17
    0


    8185249          K52/U56             F           85,000.00         ZZ
                                         180         84,943.54          1
                                       8.050            626.67        100
                                       7.550            626.67
    PONTIAC          MI   48342          5            10/22/02         23
    0434893236                           05           12/02/02          0
    240348                               O            11/02/17
    0


    8185275          K52/U56             F          169,860.00         ZZ
                                         360        169,667.85          1
                                       8.850          1,348.44         95
                                       8.350          1,348.44
    EULESS           TX   76039          1            10/23/02         23
    0434893251                           05           11/28/02          0
    242117                               O            10/28/32
    0


    8185309          K52/U56             F           80,750.00         ZZ
                                         180         80,703.06          1
1


                                       8.700            632.38         95
                                       8.200            632.38
    ALEXANDER CITY   AL   35010          5            10/24/02         23
    0434881041                           05           12/03/02          0
    249786                               O            11/03/17
    0


    8185323          K52/U56             F          140,000.00         ZZ
                                         360        139,913.42          1
                                       8.400          1,066.58        100
                                       7.900          1,066.58
    HARTFORD         CT   06114          5            10/25/02         23
    0434895835                           05           12/04/02          0
    246380                               O            11/04/32
    0


    8185335          K52/U56             F           78,200.00         ZZ
                                         240         78,079.91          1
                                       8.800            693.56         85
                                       8.300            693.56
    HOUSTON          TX   77087          2            10/30/02         23
    0434895389                           05           12/09/02          0
    246322                               O            11/09/22
    0


    8185359          K52/U56             F          117,800.00         ZZ
                                         360        117,735.52          1
                                       8.990            947.00         95
                                       8.490            947.00
    MYRTLE BEACH     SC   29588          5            10/30/02         23
    0434895900                           05           12/09/02          0
    226190                               O            11/09/32
    0


    8185365          K52/U56             F           56,500.00         ZZ
                                         240         56,418.58          1
                                       9.300            519.30        100
                                       8.800            519.30
    BEARDSTOWN       IL   62618          1            10/30/02         23
    0434893707                           05           12/04/02          0
    238377                               O            11/04/22
    0


    8185373          K52/U56             F           66,500.00         ZZ
                                         360         66,462.13          1
                                       8.800            525.54         95
                                       8.300            525.54
    DU BOIS          PA   15801          1            10/30/02         23
    0434895173                           05           12/04/02          0
1


    250051                               O            11/04/32
    0


    8185375          K52/U56             F          275,000.00         ZZ
                                         360        274,826.42          1
                                       8.300          2,075.66        100
                                       7.800          2,075.66
    WAPPINGERS FALL  NY   12590          1            10/31/02         23
    0434893715                           05           12/05/02          0
    225061                               O            11/05/32
    0


    8185383          K52/U56             F          135,000.00         ZZ
                                         180        134,940.27          1
                                      10.000          1,184.73        100
                                       9.500          1,184.73
    TAMARAC          FL   33321          1            10/30/02         23
    0434880985                           05           12/04/02          0
    244983                               O            11/04/17
    0


    8185393          K52/U56             F           83,125.00         ZZ
                                         180         83,080.52          1
                                       9.100            674.84         95
                                       8.600            674.84
    FARMINGTON       AR   72730          5            10/31/02         23
    0434896049                           05           12/10/02          0
    249952                               O            11/10/17
    0


    8185409          K52/U56             F          142,500.00         ZZ
                                         180        142,423.76          1
                                       9.100          1,156.86         95
                                       8.600          1,156.86
    ASHEVILLE        NC   28804          1            11/01/02         23
    0434896098                           05           12/03/02          0
    247052                               O            11/03/17
    0


    8185425          K52/U56             F           68,000.00         ZZ
                                         360         67,925.42          1
                                       9.000            547.15        100
                                       8.500            547.15
    SORRENTO         LA   70778          5            10/14/02         23
    0434881462                           05           11/23/02          0
    242226                               O            10/23/32
    0


1


    8185957          286/286             F          152,400.00         ZZ
                                         180        151,382.32          1
                                       6.375          1,317.12         56
                                       6.125          1,317.12
    UNIVERSITY PARK  TX   75225          2            09/17/02         00
    1488338                              05           11/01/02          0
    1488338                              N            10/01/17
    0


    8185961          286/286             F           54,000.00         ZZ
                                         180         53,640.47          1
                                       6.500            470.40         90
                                       6.250            470.40
    AUSTIN           TX   78721          1            09/17/02         11
    1535262                              05           11/01/02         20
    1535262                              N            10/01/17
    0


    8185965          286/286             F           60,800.00         ZZ
                                         180         60,385.25          1
                                       6.125            517.18         80
                                       5.875            517.18
    GRAPEVINE        TX   76051          1            09/05/02         00
    1496117                              05           11/01/02          0
    1496117                              O            10/01/17
    0


    8186047          286/286             F           49,600.00         ZZ
                                         360         49,520.42          1
                                       7.125            334.17         79
                                       6.875            334.17
    AKRON            OH   44310          5            09/11/02         00
    1513393                              05           11/01/02          0
    1513393                              N            10/01/32
    0


    8186055          286/286             F           75,500.00         ZZ
                                         360         75,381.84          1
                                       7.250            515.05         80
                                       7.000            515.05
    MESA             AZ   85215          1            09/26/02         00
    1585136                              03           11/01/02          0
    1585136                              O            10/01/32
    0


    8186067          286/286             F          117,900.00         ZZ
                                         360        117,724.45          1
                                       7.500            824.38         90
                                       7.250            824.38
1


    AURORA           IL   60505          1            09/16/02         10
    1520901                              05           11/01/02         25
    1520901                              N            10/01/32
    0


    8186079          286/286             F          106,320.00         ZZ
                                         360        106,122.53          1
                                       6.375            663.30         80
                                       6.125            663.30
    NORMAL           IL   61761          1            09/27/02         00
    1560395                              05           11/01/02          0
    1560395                              O            10/01/32
    0


    8186085          286/286             F          134,350.00         T
                                         360        134,144.89          1
                                       7.375            927.93         80
                                       7.125            927.93
    MIAMI            FL   33174          1            09/25/02         00
    1543201                              01           11/01/02          0
    1543201                              O            10/01/32
    0


    8186091          286/286             F          152,000.00         T
                                         360        150,772.91          1
                                       7.625          1,075.85         80
                                       7.375          1,075.85
    MIAMI            FL   33186          1            09/13/02         00
    1550335                              03           11/01/02          0
    1550335                              O            10/01/32
    0


    8186103          286/286             F          276,000.00         ZZ
                                         360        275,523.38          1
                                       6.750          1,790.14         80
                                       6.500          1,790.14
    SAN DIEGO        CA   92130          1            09/19/02         00
    1558870                              01           11/01/02          0
    1558870                              O            10/01/32
    0


    8186125          286/286             F          128,000.00         T
                                         360        127,814.11          1
                                       7.625            905.98         80
                                       7.375            905.98
    BOYNTON BEACH    FL   33436          1            09/20/02         00
    1581510                              03           11/01/02          0
    1581510                              O            10/01/32
    0
1




    8186131          286/286             F          153,520.00         ZZ
                                         360        153,140.25          1
                                       7.000          1,021.38         80
                                       6.750          1,021.38
    COLORADO SPRING  CO   80917          1            08/23/02         00
    1485061                              05           10/01/02          0
    1485061                              O            09/01/32
    0


    8186137          286/286             F          126,400.00         ZZ
                                         360        126,170.84          1
                                       6.500            798.94         80
                                       6.250            798.94
    HANSVILLE        WA   98340          1            09/18/02         00
    1527281                              03           11/01/02          0
    1527281                              O            10/01/32
    0


    8186143          286/286             F          128,000.00         ZZ
                                         360        127,778.96          1
                                       6.750            830.21         80
                                       6.500            830.21
    LEWISVILLE       TX   75077          1            09/26/02         00
    1550757                              05           11/01/02          0
    1550757                              O            10/01/32
    0


    8186155          286/286             F          298,000.00         ZZ
                                         360        297,485.40          1
                                       6.750          1,932.83         80
                                       6.500          1,932.83
    VISTA            CA   92083          1            09/17/02         00
    1539419                              03           11/01/02          0
    1539419                              O            10/01/32
    0


    8186161          286/286             F          222,400.00         ZZ
                                         360        222,015.94          1
                                       6.750          1,442.49         80
                                       6.500          1,442.49
    HAYWARD          CA   94541          1            09/27/02         00
    1109287                              05           11/01/02          0
    1109287                              O            10/01/32
    0


    8186169          286/286             F          218,500.00         ZZ
                                         360        218,131.81          1
1


                                       6.875          1,435.39         90
                                       6.625          1,435.39
    CARMEL           IN   46033          1            09/25/02         12
    1554619                              05           11/01/02         25
    1554619                              O            10/01/32
    0


    8186177          286/286             F           93,000.00         ZZ
                                         360         91,698.82          1
                                       6.875            610.95         33
                                       6.625            610.95
    ARLINGTON        VA   22204          5            09/17/02         00
    1449548                              05           11/01/02          0
    1449548                              N            10/01/32
    0


    8186185          286/286             F          138,800.00         ZZ
                                         360        138,548.34          1
                                       6.500            877.32         80
                                       6.250            877.32
    MOSCOW           ID   83843          1            09/13/02         00
    1391415                              05           11/01/02          0
    1391415                              O            10/01/32
    0


    8186201          286/286             F           94,400.00         ZZ
                                         360         94,228.84          1
                                       6.500            596.68         80
                                       6.250            596.68
    HENDERSON        NV   89015          1            09/23/02         00
    1573947                              05           11/01/02          0
    1573947                              O            10/01/32
    0


    8186233          286/286             F           88,000.00         ZZ
                                         360         87,858.86          1
                                       7.250            600.32         80
                                       7.000            600.32
    OLYMPIA          WA   98513          1            09/17/02         00
    1596833                              05           11/01/02          0
    1596833                              O            10/01/32
    0


    8186253          286/286             F          300,000.00         ZZ
                                         360        299,481.97          1
                                       6.750          1,945.79         79
                                       6.500          1,945.79
    ANNAPOLIS        MD   21403          5            09/12/02         00
    0001255029                           05           11/01/02          0
1


    0001255029                           N            10/01/32
    0


    8187237          T91/U57             F           77,900.00         ZZ
                                         180         77,861.68          1
                                       9.500            655.03         93
                                       9.000            655.03
    ROME             NY   13440          5            10/31/02         23
    0434922944                           05           12/05/02          0
    30007610                             O            11/05/17
    0


    8187413          T91/U57             F           63,000.00         ZZ
                                         180         62,971.38          1
                                       9.875            547.06         90
                                       9.375            547.06
    ROCHESTER        NY   14610          5            10/30/02         23
    0434897815                           05           12/04/02          0
    30013458                             O            11/04/17
    0


    8187423          T91/U57             F           54,200.00         ZZ
                                         180         54,169.61          1
                                       8.875            431.24         72
                                       8.375            431.24
    BALDWINSVILLE    NY   13027          5            10/30/02         00
    0434902011                           05           12/04/02          0
    30011714                             O            11/04/17
    0


    8187909          T91/U57             F          163,400.00         ZZ
                                         360        163,201.32          1
                                       8.500          1,256.41         95
                                       8.000          1,256.41
    SPRINGFIELD      MO   65804          5            10/15/02         23
    0434901617                           05           11/21/02          0
    2133046                              O            10/21/32
    0


    8187919          T91/U56             F           95,000.00         ZZ
                                         180         94,952.02          1
                                       9.375            790.17         95
                                       8.875            790.17
    ROCHESTER        NY   14617          5            10/28/02         23
    0434917803                           05           12/01/02          0
    30011568                             O            11/01/17
    0


1


    8187933          T91/U57             F           81,000.00         ZZ
                                         180         80,790.72          1
                                       9.250            833.65         95
                                       8.750            833.65
    YOUNGSTOWN       OH   44514          5            10/31/02         23
    0434919528                           05           12/05/02          0
    10014758                             O            11/05/17
    0


    8187937          T91/U56             F          163,400.00         ZZ
                                         180        163,327.56          1
                                       9.990          1,432.75         95
                                       9.490          1,432.75
    SHIRLEY          NY   11967          5            10/28/02         23
    0434909990                           05           12/01/02          0
    30004862                             O            11/01/17
    0


    8187939          T91/U56             F          115,995.00         ZZ
                                         360        115,927.56          1
                                       8.700            908.40         95
                                       8.200            908.40
    ST HELENS        OR   97051          5            10/25/02         23
    0434912176                           05           12/01/02          0
    40062977                             O            11/01/32
    0


    8188031          313/U57             F          450,000.00         ZZ
                                         360        449,222.92          1
                                       6.750          2,918.70         66
                                       6.500          2,918.70
    HUNTINGTON BEAC  CA   92649          5            09/06/02         00
    0434877544                           05           11/01/02          0
    8941445                              O            10/01/32
    0


    8188047          313/U57             F          405,000.00         ZZ
                                         360        404,633.87          1
                                       6.500          2,559.88         62
                                       6.250          2,559.88
    NAPERVILLE       IL   60564          5            09/27/02         00
    0434867339                           05           12/01/02          0
    9011271                              O            11/01/32
    0


    8188091          E44/G01             F          141,600.00         ZZ
                                         360        141,600.00          1
                                       6.750            918.41         80
                                       6.500            918.41
1


    FARR WEST        UT   84404          1            11/05/02         00
    0434911723                           05           01/01/03          0
    58020554                             O            12/01/32
    0


    8188869          L21/U56             F          154,800.00         ZZ
                                         360        154,527.84          1
                                       8.750          1,217.81         90
                                       8.500          1,217.81
    TWP OF MOUNT LA  NJ   08054          5            08/30/02         23
    0434846812                           05           10/01/02          0
    0208CR1534                           O            09/01/32
    0


    8188873          L21/U56             F          152,000.00         ZZ
                                         180        151,058.73          1
                                       7.250          1,387.55         95
                                       7.000          1,387.55
    TWP OF MULLICA   NJ   08037          2            09/27/02         19
    0434846820                           05           11/01/02         30
    0208CR1652                           O            10/01/17
    0


    8188877          L21/U56             F          220,000.00         ZZ
                                         180        219,282.99          1
                                       6.625          1,931.59         80
                                       6.375          1,931.59
    CHERRY HILL      NJ   08003          5            10/01/02         00
    0434846846                           05           12/01/02          0
    0209CA1832                           O            11/01/17
    0


    8188879          L21/U56             F          150,000.00         ZZ
                                         180        149,121.60          1
                                       6.875          1,337.79         52
                                       6.625          1,337.79
    SOUTH PLAINFIEL  NJ   07080          5            10/07/02         00
    0434846853                           05           12/01/02          0
    0209CH0008                           O            11/01/17
    0


    8188881          L21/U56             F          156,000.00         ZZ
                                         360        155,755.88          1
                                       7.250          1,064.19         66
                                       7.000          1,064.19
    TWP OF EVESHAM   NJ   08053          5            09/27/02         00
    0434846861                           05           11/01/02          0
    0209CR1795                           O            10/01/32
    0
1




    8188885          L21/U56             F           95,920.00         ZZ
                                         360         95,860.38          1
                                       8.375            729.06         80
                                       8.125            729.06
    PEMBERTON TWP    NJ   08015          1            10/01/02         00
    0434846895                           05           12/01/02          0
    0209CR1854                           O            11/01/32
    0


    8188889          L21/U56             F          303,000.00         ZZ
                                         360        302,603.54          1
                                       8.500          2,329.81         90
                                       8.250          2,329.81
    AMBLER           PA   19100          1            09/30/02         23
    0434846911                           05           11/01/02          0
    0209CR1861                           O            10/01/32
    0


    8188891          L21/U56             F          200,000.00         ZZ
                                         360        199,654.63          1
                                       6.750          1,297.20         80
                                       6.500          1,297.20
    FRANKLIN TOWNSH  NJ   08322          1            09/30/02         00
    0434846937                           05           11/01/02          0
    0209CR1874                           O            10/01/32
    0


    8188897          L21/U56             F           31,200.00         ZZ
                                         360         31,164.87          1
                                       8.875            248.25         78
                                       8.625            248.25
    BEVERLY          NJ   08010          1            10/01/02         00
    0434846978                           05           11/01/02          0
    0209CR1895                           N            10/01/32
    0


    8188901          L21/U56             F          109,520.00         ZZ
                                         360        109,390.21          1
                                       8.625            851.84         80
                                       8.375            851.84
    WILLINGBORO TWP  NJ   08046          1            09/30/02         00
    0434846994                           05           11/01/02          0
    0209VM1872                           O            10/01/32
    0


    8188907          L21/U56             F          133,000.00         ZZ
                                         360        132,875.39          1
1


                                       9.750          1,142.68         89
                                       9.500          1,142.68
    LENOIR CITY      TN   37772          2            09/27/02         23
    0434847018                           05           11/01/02          0
    703-02287                            N            10/01/32
    0


    8188915          L21/U56             F          136,000.00         ZZ
                                         360        135,787.18          1
                                       7.250            927.76         80
                                       7.000            927.76
    ELIZABETHTOWN    PA   17022          1            09/30/02         00
    0434847059                           05           11/01/02          0
    LT-8612677                           O            10/01/32
    0


    8188921          T08/U57             F           72,250.00         ZZ
                                         360         72,186.26          1
                                       6.625            462.62         85
                                       6.375            462.62
    COCOA            FL   32922          5            10/03/02         10
    0434845160                           05           12/01/02         20
    12070897                             O            11/01/32
    0


    8189737          Q57/U57             F          399,900.00         ZZ
                                         360        399,520.56          1
                                       6.250          2,462.25         77
                                       6.000          2,462.25
    LOS ANGELES      CA   90034          5            10/24/02         00
    0434876660                           05           12/01/02          0
    11100589                             O            11/01/32
    0


    8189779          Q57/U57             F          399,950.00         ZZ
                                         180        398,545.20          1
                                       5.750          3,321.23         69
                                       5.500          3,321.23
    SUNSET BEACH     CA   90742          2            10/30/02         00
    0434876892                           05           12/01/02          0
    15000230                             O            11/01/17
    0


    8190981          W93/G01             F          286,400.00         ZZ
                                         360        286,141.09          1
                                       6.500          1,810.24         80
                                       6.250          1,810.24
    SANTEE           CA   92071          1            10/25/02         00
    0434900965                           05           12/01/02          0
1


    28410605                             O            11/01/32
    0


    8191171          A06/G01             F           74,400.00         ZZ
                                         360         74,335.94          1
                                       6.750            482.56         80
                                       6.500            482.56
    YPSILANTI        MI   48198          1            10/30/02         00
    0434880522                           05           12/01/02          0
    021000020222292                      O            11/01/32
    0


    8191481          Q64/U57             F           56,700.00         ZZ
                                         360         56,671.36          1
                                       9.375            471.61         90
                                       8.875            471.61
    DELTONA          FL   32738          5            10/25/02         23
    0434945465                           05           12/01/02          0
    0105047302                           O            11/01/32
    0


    8192667          K15/U56             F           93,500.00         ZZ
                                         360         92,843.74          1
                                       7.375            645.78         85
                                       6.875            645.78
    PEORIA           AZ   85345          2            02/12/02         10
    0434854899                           05           04/01/02         12
    3203946                              N            03/01/32
    0


    8192671          K15/U56             F          123,000.00         ZZ
                                         180        120,612.28          1
                                       6.875          1,096.98         75
                                       6.375          1,096.98
    KATY             TX   77493          5            05/22/02         00
    0434854923                           05           07/01/02          0
    3228797                              O            06/01/17
    0


    8192673          K15/U56             F           60,000.00         ZZ
                                         180         59,042.40          1
                                       7.000            539.30         71
                                       6.500            539.30
    LA FERIA         TX   78559          5            06/19/02         00
    0434854931                           05           08/01/02          0
    3234802                              O            07/01/17
    0


1


    8192679          K15/U56             F          313,500.00         ZZ
                                         360        312,512.86          1
                                       7.250          2,138.62         95
                                       6.750          2,138.62
    FAIRFIELD        CA   94534          1            07/01/02         01
    0434856100                           05           09/01/02         30
    3235484                              O            08/01/32
    0


    8192681          K15/U56             F           93,000.00         ZZ
                                         180         91,499.87          1
                                       6.875            829.42         75
                                       6.375            829.42
    AUSTIN           TX   78753          5            06/28/02         00
    0434854972                           03           08/01/02          0
    3239468                              O            07/01/17
    0


    8192685          K15/U56             F          120,800.00         ZZ
                                         360        120,419.61          1
                                       7.250            824.07         79
                                       6.750            824.07
    DALLAS           TX   75218          5            07/26/02         00
    0434854998                           05           09/01/02          0
    3243674                              O            08/01/32
    0


    8192687          K15/U56             F           77,600.00         ZZ
                                         360         77,414.72          1
                                       8.750            610.48         80
                                       8.250            610.48
    CONROE           TX   77306          5            08/16/02         00
    0434855011                           05           10/01/02          0
    3246905                              O            09/01/32
    0


    8192707          K15/U56             F           75,900.00         ZZ
                                         360         75,700.70          1
                                      10.150            674.51         95
                                       9.650            674.51
    JACKSONVILLE     FL   32208          1            05/22/02         23
    0434855169                           05           07/01/02          0
    106130                               O            06/01/32
    0


    8192823          B57/G01             F          212,000.00         ZZ
                                         360        211,812.96          1
                                       6.625          1,357.46         80
                                       6.375          1,357.46
1


    RIVERSIDE        CA   92508          1            10/25/02         00
    0434943833                           03           12/01/02          0
    45000073                             O            11/01/32
    0


    8192851          808/U57             F          152,000.00         ZZ
                                         360        151,905.52          1
                                       8.375          1,155.31        100
                                       8.125          1,155.31
    COLTON           CA   92324          1            10/05/02         23
    0434878617                           03           12/01/02          0
    9326699                              O            11/01/32
    0


    8192857          808/U57             F           76,500.00         ZZ
                                         180         76,458.21          1
                                       9.000            615.54         90
                                       8.750            615.54
    FRESNO           CA   93728          1            10/14/02         23
    0434869186                           05           12/01/02          0
    9105516                              N            11/01/17
    0


    8192863          808/U57             F           97,000.00         ZZ
                                         360         96,931.54          1
                                       7.750            694.92         79
                                       7.500            694.92
    PERRIS           CA   92571          5            10/18/02         00
    0434884649                           05           12/01/02          0
    9325980                              O            11/01/32
    0


    8192865          808/U57             F          297,000.00         ZZ
                                         360        296,499.53          1
                                       6.875          1,951.08         75
                                       6.625          1,951.08
    BREA             CA   92821          5            09/13/02         00
    0434894614                           05           11/01/02          0
    9326033                              O            10/01/32
    0


    8192867          808/U57             F          136,000.00         ZZ
                                         360        135,899.06          1
                                       7.500            950.94         80
                                       7.250            950.94
    MONTEBELLO       CA   90640          1            10/01/02         00
    0434877932                           01           12/01/02          0
    9326263                              O            11/01/32
    0
1




    8192869          808/U57             F          255,000.00         ZZ
                                         360        254,845.52          1
                                       8.500          1,960.73        100
                                       8.250          1,960.73
    RIVERSIDE        CA   92503          1            10/03/02         23
    0434875035                           03           12/01/02          0
    9326459                              O            11/01/32
    0


    8192871          808/U57             F          300,700.00         ZZ
                                         360        300,517.83          3
                                       8.500          2,312.13         86
                                       8.250          2,312.13
    LOS ANGELES      CA   90027          1            10/11/02         23
    0434882841                           05           12/01/02          0
    9326478                              O            11/01/32
    0


    8192873          808/U57             F          183,000.00         ZZ
                                         360        182,886.25          1
                                       8.375          1,390.94        100
                                       8.125          1,390.94
    RIVERSIDE        CA   92504          1            10/02/02         23
    0434875076                           05           12/01/02          0
    9326504                              O            11/01/32
    0


    8192891          808/U57             F          132,050.00         ZZ
                                         180        131,867.64          1
                                       7.875            957.46         95
                                       7.625            957.46
    TARZANA AREA LO  CA   91335          1            09/20/02         23
    0434863429                           01           11/01/02          0
    9505329                              O            10/01/17
    0


    8192893          808/U57             F          239,000.00         ZZ
                                         360        238,839.63          1
                                       8.000          1,753.70        100
                                       7.750          1,753.70
    NORWALK          CA   90650          1            10/17/02         23
    0434863056                           05           12/01/02          0
    9327079                              O            11/01/32
    0


    8192895          808/U57             F          202,102.00         ZZ
                                         180        201,988.69          1
1


                                       8.875          1,608.02        100
                                       8.625          1,608.02
    MODESTO          CA   95355          1            10/21/02         23
    0434874913                           05           12/01/02          0
    9428427                              O            11/01/17
    0


    8192897          808/U57             F          201,600.00         ZZ
                                         360        201,422.13          1
                                       6.625          1,290.87         80
                                       6.375          1,290.87
    MISSION HILLS A  CA   91345          1            10/15/02         00
    0434887550                           05           12/01/02          0
    9505538                              O            11/01/32
    0


    8192901          808/U57             F          155,000.00         ZZ
                                         180        154,882.05          1
                                       7.375          1,070.55        100
                                       7.125          1,070.55
    LOS ANGELES      CA   90001          1            10/07/02         23
    0434875134                           05           12/01/02          0
    9505582                              O            11/01/17
    0


    8192903          808/U57             F          207,000.00         ZZ
                                         180        206,857.54          1
                                       7.875          1,500.90        100
                                       7.625          1,500.90
    HUNTINGTON PARK  CA   90255          1            10/16/02         23
    0434863262                           05           12/01/02          0
    9505581                              O            11/01/17
    0


    8192905          808/U57             F          227,200.00         ZZ
                                         360        227,022.76          1
                                       7.250          1,549.91         80
                                       7.000          1,549.91
    CHINO            CA   91710          1            10/30/02         00
    0434884482                           03           12/01/02          0
    9505577                              O            11/01/32
    0


    8192907          808/U57             F          169,900.00         ZZ
                                         360        169,783.07          1
                                       7.875          1,231.90        100
                                       7.625          1,231.90
    NORWALK          CA   90650          1            10/21/02         23
    0434862173                           05           12/01/02          0
1


    9506551                              O            11/01/32
    0


    8192909          808/U57             F          171,000.00         ZZ
                                         360        170,869.88          1
                                       7.375          1,181.06         90
                                       7.125          1,181.06
    LODI             CA   95240          1            10/21/02         23
    0434878203                           05           12/01/02          0
    9428422                              O            11/01/32
    0


    8192915          808/U57             F          154,000.00         ZZ
                                         360        153,894.02          1
                                       7.875          1,116.61        100
                                       7.625          1,116.61
    LANCASTER        CA   93535          1            10/11/02         23
    0434874970                           05           12/01/02          0
    9428174                              O            11/01/32
    0


    8192919          808/U57             F          214,000.00         ZZ
                                         360        213,841.18          1
                                       7.500          1,496.32        100
                                       7.250          1,496.32
    STOCKTON         CA   95204          1            10/01/02         23
    0434869400                           05           12/01/02          0
    9428032                              O            11/01/32
    0


    8192923          808/U57             F          197,600.00         ZZ
                                         360        197,320.16          1
                                       7.750          1,415.64         95
                                       7.500          1,415.64
    DELHI            CA   95315          5            09/26/02         23
    0434874954                           05           11/01/02          0
    9427386                              O            10/01/32
    0


    8192927          808/U57             F          153,000.00         ZZ
                                         360        152,886.45          1
                                       7.500          1,069.80         90
                                       7.250          1,069.80
    VICTORVILLE ARE  CA   92392          5            10/09/02         23
    0434862801                           03           12/01/02          0
    9326717                              O            11/01/32
    0


1


    8193051          W78/U57             F          119,700.00         ZZ
                                         360        118,804.45          1
                                       7.990            877.48         95
                                       7.740            877.48
    BRADENTON        FL   34203          1            09/25/02         01
    0434860367                           03           11/01/02         30
    40548500                             O            10/01/32
    0


    8193053          W78/U57             F          184,000.00         ZZ
                                         360        183,491.84          1
                                       7.750          1,318.20         80
                                       7.500          1,318.20
    SALT SPRINGS     FL   32134          5            09/30/02         00
    0434860409                           05           12/01/02          0
    40554484                             O            11/01/32
    0


    8193055          W78/U57             F          137,200.00         ZZ
                                         360        137,028.85          1
                                       8.375          1,042.82         70
                                       8.125          1,042.82
    SUNNY ISLES      FL   33160          5            09/04/02         00
    0434860581                           06           11/01/02          0
    40562395                             N            10/01/32
    0


    8193057          W78/U57             F           80,000.00         ZZ
                                         360         79,372.62          1
                                       7.625            566.24         80
                                       7.375            566.24
    OCALA            FL   34476          1            09/19/02         00
    0434860599                           05           11/01/02          0
    40606235                             N            10/01/32
    0


    8193059          W78/U57             F          480,000.00         ZZ
                                         360        479,300.37          1
                                       7.625          3,397.41         68
                                       7.375          3,397.41
    ATLANTA          GA   30306          5            09/24/02         00
    0434860615                           03           11/01/02          0
    40616681                             O            10/01/32
    0


    8193063          W78/U57             F          114,250.00         ZZ
                                         360        113,882.39          1
                                       8.625            888.62         95
                                       8.375            888.62
1


    OCALA            FL   34476          1            09/12/02         01
    0434860656                           05           11/01/02         30
    40594033                             O            10/01/32
    0


    8193065          W78/U57             F          125,000.00         ZZ
                                         360        124,746.20          1
                                       7.990            916.33         90
                                       7.740            916.33
    KISSIMMEE        FL   34758          1            08/29/02         01
    0434860680                           03           10/01/02         22
    40605896                             O            09/01/32
    0


    8193067          W78/U57             F          134,100.00         ZZ
                                         360        133,949.09          2
                                       8.875          1,066.96         90
                                       8.625          1,066.96
    JONESBORO        GA   30238          1            09/20/02         23
    0434860714                           05           11/01/02          0
    40629047                             O            10/01/32
    0


    8193069          W78/U57             F           75,750.00         ZZ
                                         360         75,669.07          1
                                       9.125            616.33         95
                                       8.875            616.33
    JOURDANTON       TX   78026          1            09/27/02         01
    0434860748                           05           11/01/02         30
    40629131                             O            10/01/32
    0


    8193071          W78/U57             F          166,250.00         ZZ
                                         360        165,762.98          1
                                       9.375          1,382.78         95
                                       9.125          1,382.78
    OXFORD           GA   30054          1            09/20/02         23
    0434860763                           05           11/01/02          0
    40629885                             O            10/01/32
    0


    8193073          W78/U57             F          115,250.00         ZZ
                                         360        114,864.27          1
                                       8.990            926.50         95
                                       8.740            926.50
    KISSIMMEE        FL   34758          1            09/17/02         23
    0434860789                           05           11/01/02          0
    40630793                             O            10/01/32
    0
1




    8193075          W78/U57             F          305,000.00         ZZ
                                         360        304,641.34          1
                                       8.750          2,399.44         90
                                       8.500          2,399.44
    FAYETTEVILLE     GA   30214          1            09/13/02         23
    0434860813                           05           11/01/02          0
    40631831                             N            10/01/32
    0


    8193077          W78/U57             F           99,750.00         ZZ
                                         360         99,637.73          1
                                       8.875            793.66         95
                                       8.625            793.66
    BROWNSVILLE      TX   78521          1            09/18/02         01
    0434860821                           05           11/01/02         30
    40631886                             O            10/01/32
    0


    8193079          W78/U57             F           90,250.00         ZZ
                                         360         90,148.43          1
                                       8.875            718.07         95
                                       8.625            718.07
    PALM BAY         FL   32909          1            09/17/02         01
    0434860847                           05           11/01/02         30
    40636894                             O            10/01/32
    0


    8193081          W78/U57             F           90,250.00         ZZ
                                         360         90,151.05          1
                                       9.000            726.17         95
                                       8.750            726.17
    JACKSONVILLE     FL   32244          1            09/19/02         23
    0434860870                           03           11/01/02          0
    40648866                             O            10/01/32
    0


    8193083          W78/U57             F          107,000.00         ZZ
                                         360        106,840.68          1
                                       7.500            748.16         68
                                       7.250            748.16
    JUPITER          FL   33458          1            09/13/02         00
    0434860888                           09           11/01/02          0
    40653194                             O            10/01/32
    0


    8193085          W78/U57             F          450,000.00         ZZ
                                         360        449,554.63          1
1


                                       9.490          3,780.56         90
                                       9.240          3,780.56
    MURFREESBORO     TN   37129          1            09/25/02         23
    0434860912                           05           11/01/02          0
    40653437                             O            10/01/32
    0


    8193087          W78/U57             F          106,200.00         ZZ
                                         360        105,584.01          1
                                       9.500            892.99         90
                                       9.250            892.99
    MARIETTA         GA   30066          1            09/27/02         01
    0434860938                           05           11/01/02         22
    40657200                             N            10/01/32
    0


    8193089          W78/U57             F          140,250.00         ZZ
                                         360        140,092.17          1
                                       8.875          1,115.89         85
                                       8.625          1,115.89
    CUMMING          GA   30040          2            09/30/02         23
    0434860961                           05           11/01/02          0
    40658953                             N            10/01/32
    0


    8193091          W78/U57             F          108,750.00         ZZ
                                         360        108,603.28          1
                                       7.990            797.21         95
                                       7.740            797.21
    KISSIMMEE        FL   34758          1            09/27/02         01
    0434860987                           03           11/01/02         30
    40673420                             O            10/01/32
    0


    8193093          W78/U57             F          157,500.00         ZZ
                                         360        157,136.94          1
                                       7.500          1,101.26         90
                                       7.250          1,101.26
    PALM BAY         FL   32909          1            09/30/02         01
    0434861035                           05           11/01/02         30
    40678917                             O            10/01/32
    0


    8193095          W78/U57             F           72,200.00         ZZ
                                         360         72,109.94          1
                                       8.375            548.77         95
                                       8.125            548.77
    ORLANDO          FL   32839          1            09/30/02         01
    0434861050                           05           11/01/02         30
1


    40680594                             O            10/01/32
    0


    8193641          225/U57             F          826,000.00         ZZ
                                         360        824,573.66          1
                                       6.750          5,357.42         80
                                       6.500          5,357.42
    LONG GROVE       IL   60047          1            10/01/02         00
    0434903050                           03           11/01/02          0
    006852813                            O            10/01/32
    0


    8194113          225/U57             F          350,550.00         ZZ
                                         360        349,929.71          1
                                       6.625          2,244.62         95
                                       6.375          2,244.62
    TAMPA            FL   33606          1            10/07/02         11
    0434901591                           05           11/01/02         30
    007405191                            O            10/01/32
    0


    8194293          225/U57             F          340,000.00         T
                                         360        338,844.42          1
                                       5.875          2,011.23         80
                                       5.625          2,011.23
    OCEAN CITY       NJ   08226          1            09/03/02         00
    0434908638                           05           10/01/02          0
    006599687                            O            09/01/32
    0


    8194337          225/U57             F          925,000.00         ZZ
                                         360        924,079.16          1
                                       6.000          5,545.84         79
                                       5.750          5,545.84
    MILTON           MA   02186          1            10/11/02         00
    0434901815                           05           12/01/02          0
    006710493                            O            11/01/32
    0


    8195577          964/U56             F          150,000.00         ZZ
                                         360        149,906.77          2
                                       8.375          1,140.11         80
                                       8.125          1,140.11
    PORTLAND         OR   97211          2            10/10/02         00
    0434862033                           05           12/01/02          0
    262604                               N            11/01/32
    0


1


    8195579          964/U56             F          110,500.00         ZZ
                                         360        110,429.55          1
                                       8.250            830.15         85
                                       8.000            830.15
    LAS VEGAS        NV   89104          5            10/03/02         23
    0434862041                           05           12/01/02          0
    263468                               O            11/01/32
    0


    8195581          964/U56             F          120,000.00         ZZ
                                         360        119,834.30          1
                                       7.875            870.08         80
                                       7.625            870.08
    TUOLUMNE         CA   95379          5            09/25/02         00
    0434862058                           27           11/01/02          0
    266510                               O            10/01/32
    0


    8195589          964/U56             F          107,900.00         ZZ
                                         360        107,819.93          1
                                       7.500            754.45         85
                                       7.250            754.45
    HENDERSON        NV   89074          5            09/30/02         12
    0434862934                           03           12/01/02         12
    267862                               O            11/01/32
    0


    8195595          964/U56             F          103,500.00         ZZ
                                         360        103,417.24          1
                                       7.125            697.30         90
                                       6.875            697.30
    TUCSON           AZ   85741          5            10/16/02         01
    0434862108                           05           12/01/02         25
    270067                               O            11/01/32
    0


    8195597          964/U56             F          169,600.00         ZZ
                                         360        169,470.95          1
                                       7.375          1,171.39         80
                                       7.125          1,171.39
    VANCOUVER        WA   98685          1            10/01/02         00
    0434862124                           05           12/01/02          0
    270829                               O            11/01/32
    0


    8195599          964/U56             F          127,300.00         ZZ
                                         360        127,240.61          1
                                       9.750          1,093.70         95
                                       9.500          1,093.70
1


    PLANO            TX   75093          1            10/23/02         23
    0434862132                           03           12/01/02          0
    271381                               N            11/01/32
    0


    8195601          964/U56             F          264,000.00         ZZ
                                         360        263,783.61          1
                                       7.000          1,756.40         78
                                       6.750          1,756.40
    PARKER           CO   80138          5            10/07/02         00
    0434862157                           03           12/01/02          0
    271524                               O            11/01/32
    0


    8195607          964/U56             F           68,850.00         ZZ
                                         360         68,815.24          1
                                       9.375            572.65         90
                                       9.125            572.65
    GARLAND          TX   75043          1            10/15/02         23
    0434862959                           05           12/01/02          0
    272194                               O            11/01/32
    0


    8195609          964/U56             F          207,000.00         ZZ
                                         180        206,361.01          1
                                       7.250          1,889.63         90
                                       7.000          1,889.63
    HOUSTON          TX   77064          1            10/16/02         01
    0434862207                           03           12/01/02         25
    272458                               O            11/01/17
    0


    8195613          964/U56             F           54,000.00         ZZ
                                         360         53,962.84          1
                                       7.875            391.54         90
                                       7.625            391.54
    DICKINSON        TX   77539          1            10/09/02         11
    0434862215                           05           12/01/02         25
    272475                               N            11/01/32
    0


    8195621          964/U56             F          198,000.00         ZZ
                                         360        197,907.63          1
                                       9.750          1,701.13         90
                                       9.500          1,701.13
    HOUSTON          TX   77007          1            10/10/02         23
    0434862249                           05           12/01/02          0
    273404                               O            11/01/32
    0
1




    8195625          964/U56             F          226,400.00         ZZ
                                         360        226,214.42          1
                                       7.000          1,506.25         80
                                       6.750          1,506.25
    LITTLETON        CO   80127          2            10/18/02         00
    0434862256                           03           12/01/02          0
    274548                               O            11/01/32
    0


    8195629          964/U56             F          138,000.00         ZZ
                                         360        137,897.59          1
                                       7.500            964.92         80
                                       7.250            964.92
    SHERWOOD         OR   97140          1            10/10/02         00
    0434862298                           05           12/01/02          0
    275032                               N            11/01/32
    0


    8195631          964/U56             F          184,500.00         ZZ
                                         360        184,333.22          1
                                       6.500          1,166.17         90
                                       6.250          1,166.17
    LAS VEGAS        NV   89123          5            10/08/02         10
    0434862306                           03           12/01/02         25
    275099                               O            11/01/32
    0


    8195635          964/U56             F          124,450.00         ZZ
                                         360        124,385.48          1
                                       9.250          1,023.82         95
                                       9.000          1,023.82
    MERIDIAN         ID   83642          1            10/07/02         23
    0434862314                           05           12/01/02          0
    275119                               O            11/01/32
    0


    8195637          964/U56             F          156,000.00         ZZ
                                         360        155,878.30          1
                                       7.250          1,064.20         80
                                       7.000          1,064.20
    MEDFORD          OR   97504          2            10/09/02         00
    0434862322                           05           12/01/02          0
    275320                               O            11/01/32
    0


    8195641          964/U56             F           81,600.00         ZZ
                                         360         81,534.75          1
1


                                       7.125            549.75         80
                                       6.875            549.75
    PRESCOTT VALLEY  AZ   86314          5            10/09/02         00
    0434862348                           05           12/01/02          0
    275855                               O            11/01/32
    0


    8195643          964/U56             F          212,600.00         ZZ
                                         360        212,425.74          1
                                       7.000          1,414.43         80
                                       6.750          1,414.43
    SCOTTSDALE       AZ   85260          1            10/08/02         00
    0434862355                           03           12/01/02          0
    276024                               O            11/01/32
    0


    8195647          964/U56             F           79,300.00         ZZ
                                         360         79,249.44          1
                                       8.250            595.75         95
                                       8.000            595.75
    NORTH LAS VEGAS  NV   89030          1            10/11/02         12
    0434862363                           05           12/01/02         30
    276137                               N            11/01/32
    0


    8195651          964/U56             F          166,200.00         ZZ
                                         360        166,076.66          1
                                       7.500          1,162.09         95
                                       7.250          1,162.09
    SPANAWAY         WA   98387          1            10/10/02         10
    0434863080                           03           12/01/02         30
    277293                               O            11/01/32
    0


    8195653          964/U56             F          120,000.00         ZZ
                                         360        119,908.69          1
                                       7.375            828.81         80
                                       7.125            828.81
    PORTLAND         OR   97230          1            10/15/02         00
    0434862371                           05           12/01/02          0
    277299                               O            11/01/32
    0


    8195657          964/U56             F          528,000.00         ZZ
                                         180        526,422.80          1
                                       7.625          4,932.21         80
                                       7.375          4,932.21
    SAMMAMISH        WA   98075          5            10/07/02         00
    0434862397                           03           12/01/02          0
1


    278369                               O            11/01/17
    0


    8195659          964/U56             F           91,800.00         ZZ
                                         360         91,754.85          1
                                       9.500            771.90         90
                                       9.250            771.90
    THE COLONY       TX   75056          1            10/17/02         23
    0434863106                           05           12/01/02          0
    278699                               N            11/01/32
    0


    8195661          964/U56             F          219,200.00         ZZ
                                         360        219,020.33          4
                                       7.000          1,458.34         80
                                       6.750          1,458.34
    HOUSTON          TX   77006          1            10/23/02         00
    0434862405                           05           12/01/02          0
    279367                               N            11/01/32
    0


    8195667          964/U56             F          156,000.00         ZZ
                                         360        155,887.10          1
                                       7.625          1,104.16         80
                                       7.375          1,104.16
    DENVER           CO   80219          5            10/15/02         00
    0434862421                           05           12/01/02          0
    279835                               O            11/01/32
    0


    8195669          964/U56             F          148,200.00         ZZ
                                         360        148,078.53          1
                                       7.000            985.98         95
                                       6.750            985.98
    LAS VEGAS        NV   89128          1            10/16/02         12
    0434863122                           03           12/01/02         30
    280037                               O            11/01/32
    0


    8195681          964/U56             F          151,358.00         ZZ
                                         360        151,230.85          1
                                       6.875            994.31         95
                                       6.625            994.31
    LEWISVILLE       TX   75077          1            10/11/02         10
    0434862504                           05           12/01/02         30
    281194                               O            11/01/32
    0


1


    8195683          964/U56             F          143,200.00         ZZ
                                         360        143,096.36          1
                                       7.625          1,013.56         80
                                       7.375          1,013.56
    PORTLAND         OR   97203          1            10/15/02         00
    0434862512                           05           12/01/02          0
    282191                               O            11/01/32
    0


    8195685          964/U56             F          139,550.00         ZZ
                                         360        139,477.66          1
                                       9.250          1,148.04         95
                                       9.000          1,148.04
    BEND             OR   97702          1            10/08/02         23
    0434862538                           03           12/01/02          0
    282213                               O            11/01/32
    0


    8195687          964/U56             F          422,750.00         ZZ
                                         360        422,552.77          1
                                       9.750          3,632.08         95
                                       9.500          3,632.08
    MISSOURI CITY    TX   77459          1            10/10/02         23
    0434862546                           03           12/01/02          0
    282378                               O            11/01/32
    0


    8195693          964/U56             F           76,000.00         ZZ
                                         360         75,945.00          1
                                       7.625            537.92         80
                                       7.375            537.92
    PLANO            TX   75023          1            10/28/02         00
    0434862579                           05           12/01/02          0
    283915                               N            11/01/32
    0


    8195699          964/U56             F          121,600.00         ZZ
                                         360        121,507.47          1
                                       7.375            839.86         80
                                       7.125            839.86
    AURORA           CO   80011          1            10/17/02         00
    0434862587                           05           12/01/02          0
    284941                               N            11/01/32
    0


    8195701          964/U56             F           64,000.00         ZZ
                                         360         63,942.15          1
                                       6.500            404.52         80
                                       6.250            404.52
1


    HOUSTON          TX   77083          1            10/18/02         00
    0434862595                           03           12/01/02          0
    285461                               O            11/01/32
    0


    8195715          964/U56             F           84,500.00         ZZ
                                         360         84,438.85          1
                                       7.625            598.09         65
                                       7.375            598.09
    VANCOUVER        WA   98664          5            10/16/02         00
    0434862629                           09           12/01/02          0
    286618                               N            11/01/32
    0


    8195719          964/U56             F          260,400.00         ZZ
                                         360        260,196.87          1
                                       7.250          1,776.39         90
                                       7.000          1,776.39
    LINCOLN          CA   95648          1            10/17/02         04
    0434862652                           05           12/01/02         25
    217295                               O            11/01/32
    0


    8195721          964/U56             F          193,500.00         ZZ
                                         360        193,366.84          1
                                       7.875          1,403.01         90
                                       7.625          1,403.01
    LAS VEGAS        NV   89147          1            10/04/02         23
    0434862660                           05           12/01/02          0
    223818                               O            11/01/32
    0


    8195725          964/U56             F           56,800.00         ZZ
                                         360         56,747.40          1
                                       6.375            354.36         80
                                       6.125            354.36
    MYRTLE CREEK     OR   97457          5            10/08/02         00
    0434862686                           05           12/01/02          0
    235732                               N            11/01/32
    0


    8195729          964/U56             F           56,800.00         ZZ
                                         360         56,747.40          1
                                       6.375            354.36         80
                                       6.125            354.36
    MYRTLE CREEK     OR   97457          5            10/08/02         00
    0434862702                           05           12/01/02          0
    235773                               N            11/01/32
    0
1




    8195733          964/U56             F          153,150.00         ZZ
                                         360        153,024.46          1
                                       7.000          1,018.91         80
                                       6.750          1,018.91
    HILLSBORO        OR   97124          1            10/09/02         00
    0434862728                           03           12/01/02          0
    240990                               O            11/01/32
    0


    8195741          964/U56             F          133,600.00         ZZ
                                         360        133,495.79          1
                                       7.250            911.39         80
                                       7.000            911.39
    PHOENIX          AZ   85048          5            10/11/02         00
    0434862769                           03           12/01/02          0
    245761                               O            11/01/32
    0


    8195747          964/U56             F           41,400.00         ZZ
                                         180         41,149.16          1
                                       7.500            383.78         90
                                       7.250            383.78
    DALLAS           TX   75228          1            09/13/02         23
    0434862793                           05           11/01/02          0
    252718                               O            10/01/17
    0


    8195749          964/U56             F          167,000.00         ZZ
                                         360        166,837.69          1
                                       6.125          1,014.71         80
                                       5.875          1,014.71
    LAS VEGAS        NV   89117          5            10/15/02         00
    0434862819                           03           12/01/02          0
    253232                               O            11/01/32
    0


    8195751          964/U56             F           88,017.00         ZZ
                                         180         87,776.43          1
                                       8.625            873.20         95
                                       8.375            873.20
    KATY             TX   77493          1            10/21/02         11
    0434862827                           05           12/01/02         30
    257207                               N            11/01/17
    0


    8195753          964/U56             F          131,200.00         ZZ
                                         360        131,100.17          1
1


                                       7.375            906.17         80
                                       7.125            906.17
    TAOS             NM   87571          2            10/09/02         00
    0434862835                           05           12/01/02          0
    259215                               O            11/01/32
    0


    8195771          964/U56             F          131,600.00         ZZ
                                         360        131,516.09          1
                                       8.250            988.67         80
                                       8.000            988.67
    POMONA           CA   91768          1            10/15/02         00
    0434862850                           05           12/01/02          0
    261051                               O            11/01/32
    0


    8196653          944/G01             F          112,000.00         ZZ
                                         180        112,000.00          1
                                       6.125            952.70         80
                                       5.875            952.70
    RAINIER          WA   98576          2            10/30/02         00
    0434897377                           05           01/01/03          0
    W02024341                            O            12/01/17
    0


    8199175          Q82/U56             F          270,000.00         ZZ
                                         360        269,687.53          1
                                       8.740          2,122.17        100
                                       8.240          2,122.17
    MEMPHIS          TN   38103          5            10/21/02         23
    0434898771                           03           11/25/02          0
    2010020927910                        O            10/25/32
    0


    8199181          Q82/U56             F           66,000.00         ZZ
                                         360         65,935.88          1
                                       9.680            563.66        100
                                       9.180            563.66
    CHARLOTTE        NC   28206          5            10/25/02         23
    0434907978                           05           11/30/02          0
    2010021033830                        O            10/30/32
    0


    8199195          Q82/U56             F          123,900.00         ZZ
                                         360        123,847.82          1
                                      10.230          1,108.43        100
                                       9.730          1,108.43
    CHANDLER         AZ   85224          1            10/22/02         23
    0434908851                           05           12/01/02          0
1


    2260021001480                        O            11/01/32
    0


    8199231          Q82/U56             F          162,500.00         ZZ
                                         360        162,290.76          1
                                       8.220          1,217.39        100
                                       7.720          1,217.39
    BOWLING GREEN    OH   43402          1            10/09/02         23
    0434903837                           05           11/09/02          0
    208002095820                         O            10/09/32
    0


    8199261          Q82/U56             F           86,244.50         ZZ
                                         180         86,030.41          1
                                       9.690            910.51         97
                                       9.190            910.51
    RICHMOND         KY   40475          5            10/26/02         23
    0434908000                           05           12/01/02          0
    205002091667                         O            11/01/17
    0


    8199275          Q82/U56             F          160,000.00         ZZ
                                         360        159,927.54          1
                                       9.890          1,391.13        100
                                       9.390          1,391.13
    POMPANO BEACH    FL   33064          1            10/30/02         23
    0434910329                           05           12/01/02          0
    2060021001880                        O            11/01/32
    0


    8199279          Q82/U56             F          136,800.00         ZZ
                                         360        136,725.12          1
                                       8.990          1,099.74         95
                                       8.490          1,099.74
    CASSELBERRY      FL   32707          5            10/23/02         23
    0434910782                           03           12/01/02          0
    225002100234                         O            11/01/32
    0


    8199301          Q82/U56             F          151,600.00         ZZ
                                         180        151,448.36          1
                                       9.440          1,268.11        100
                                       8.940          1,268.11
    HAMILTON         OH   45011          1            09/27/02         23
    0434898235                           05           11/01/02          0
    205002091563                         O            10/01/17
    0


1


    8199303          Q82/U56             F          125,000.00         ZZ
                                         180        124,940.43          1
                                       9.650          1,064.78        100
                                       9.150          1,064.78
    GLASSPORT        PA   15045          1            10/24/02         23
    0434908323                           05           12/01/02          0
    221002106265                         O            11/01/17
    0


    8199311          Q82/U56             F          129,000.00         ZZ
                                         360        128,924.07          1
                                       8.640          1,004.73        100
                                       8.140          1,004.73
    LEXINGTON        KY   40511          2            10/24/02         23
    0434920104                           05           12/01/02          0
    2050021003970                        O            11/01/32
    0


    8199325          Q82/U56             F          330,000.00         ZZ
                                         360        329,810.13          1
                                       8.750          2,596.12        100
                                       8.250          2,596.12
    NEW BRUNSWICK    NJ   08901          1            10/31/02         23
    0434903605                           05           12/01/02          0
    2030021005500                        O            11/01/32
    0


    8199335          Q82/U56             F           90,155.00         ZZ
                                         360         90,060.18          1
                                       9.200            738.42         95
                                       8.700            738.42
    WERNERSVILLE     PA   19565          1            10/09/02         23
    0434909008                           03           11/09/02          0
    203002088393                         O            10/09/32
    0


    8199343          Q82/U56             F          150,000.00         ZZ
                                         360        149,798.10          1
                                       9.750          1,288.74        100
                                       9.250          1,288.74
    SILVER SPRING    MD   20904          1            09/30/02         23
    0434903878                           05           11/01/02          0
    201002093437                         O            10/01/32
    0


    8199349          Q82/U56             F          143,500.00         ZZ
                                         360        143,432.05          1
                                       9.680          1,225.52        100
                                       9.180          1,225.52
1


    MIAMI            FL   33177          1            10/30/02         23
    0434903886                           05           12/01/02          0
    2060021002670                        O            11/01/32
    0


    8199357          Q82/U56             F          247,000.00         ZZ
                                         360        246,620.86          1
                                       9.350          2,049.94         95
                                       8.850          2,049.94
    GLENSIDE         PA   19038          5            09/19/02         23
    0434910220                           05           10/24/02          0
    222002087328                         O            09/24/32
    0


    8199387          Q82/U56             F           59,850.00         ZZ
                                         360         59,818.96          1
                                       9.250            492.38         95
                                       8.750            492.38
    JACKSON          MS   39212          1            11/01/02         23
    0434907069                           05           12/01/02          0
    201002093191                         O            11/01/32
    0


    8199389          Q82/U56             F           86,000.00         ZZ
                                         360         85,905.79          1
                                       9.100            698.18        100
                                       8.600            698.18
    BUSHKILL         PA   18324          1            10/10/02         23
    0434908935                           03           11/10/02          0
    2030021001020                        O            10/10/32
    0


    8199393          Q82/U56             F           62,000.00         ZZ
                                         180         61,966.06          1
                                       8.990            498.42        100
                                       8.490            498.42
    DETROIT          MI   48217          2            10/22/02         23
    0434908059                           05           12/01/02          0
    205002103016                         O            11/01/17
    0


    8199397          Q82/U56             F          105,000.00         ZZ
                                         360        104,864.80          1
                                       8.220            786.62        100
                                       7.720            786.62
    ORLANDO          FL   32810          1            10/11/02         23
    0434909404                           05           11/11/02          0
    225002099440                         O            10/11/32
    0
1




    8199405          Q82/U56             F          164,000.00         ZZ
                                         360        163,738.22          1
                                       7.150          1,107.67         80
                                       6.650          1,107.67
    NORRISTOWN       PA   19403          2            10/01/02         00
    0434907382                           05           11/12/02          0
    203002088413                         O            10/12/32
    0


    8199423          Q82/U56             F          167,000.00         ZZ
                                         360        166,816.49          1
                                       8.990          1,342.52         95
                                       8.490          1,342.52
    STRASBURG        VA   22657          5            09/20/02         23
    0434906558                           05           11/01/02          0
    222002097500                         O            10/01/32
    0


    8199429          Q82/U56             F          111,000.00         ZZ
                                         360        110,947.43          1
                                       9.680            947.97        100
                                       9.180            947.97
    VERO BEACH       FL   32962          2            10/22/02         23
    0434907531                           05           12/01/02          0
    225002100159                         O            11/01/32
    0


    8199435          Q82/U56             F           97,000.00         ZZ
                                         360         96,956.06          1
                                       9.890            843.38        100
                                       9.390            843.38
    SOUTHAVEN        MS   38671          5            10/28/02         23
    0434898581                           05           12/01/02          0
    2010021038880                        O            11/01/32
    0


    8199439          Q82/U56             F          206,550.00         ZZ
                                         360        206,311.39          1
                                       8.750          1,624.93         90
                                       8.250          1,624.93
    CHAMPION         PA   15622          5            10/16/02         23
    0434910154                           05           11/21/02          0
    202002092777                         O            10/21/32
    0


    8199465          Q82/U56             F          273,500.00         ZZ
                                         360        273,228.15          1
1


                                       9.470          2,293.76         95
                                       8.970          2,293.76
    BABYLON          NY   11702          5            10/11/02         23
    0434919320                           05           11/22/02          0
    203002109387                         O            10/22/32
    0


    8199479          Q82/U56             F          128,000.00         ZZ
                                         360        127,856.39          1
                                       8.890          1,019.81         95
                                       8.390          1,019.81
    ATWATER          OH   44201          5            10/18/02         23
    0434941878                           05           11/23/02          0
    2020021005410                        O            10/23/32
    0


    8199481          Q82/U56             F          118,000.00         ZZ
                                         360        117,857.31          1
                                       9.490            991.35        100
                                       8.990            991.35
    HAYES            VA   23072          5            10/16/02         23
    0434941662                           05           11/21/02          0
    222002087435                         O            10/21/32
    0


    8199493          Q82/U56             F           73,150.00         ZZ
                                         360         73,073.85          1
                                       9.250            601.79         95
                                       8.750            601.79
    NEBO             NC   28761          5            10/04/02         23
    0434914537                           05           11/09/02          0
    2010020925230                        O            10/09/32
    0


    8199531          Q82/U56             F           91,000.00         ZZ
                                         360         90,957.54          1
                                       9.750            781.84        100
                                       9.250            781.84
    RAWLINS          WY   82301          5            10/21/02         23
    0434904116                           05           12/01/02          0
    226002109935                         O            11/01/32
    0


    8199565          Q82/U56             F          135,777.00         ZZ
                                         360        135,651.12          1
                                       9.800          1,171.53        100
                                       9.300          1,171.53
    FRESNO           TX   77545          1            10/24/02         23
    0434941605                           05           11/24/02          0
1


    2320021001270                        O            10/24/32
    0


    8199575          Q82/U56             F          135,000.00         ZZ
                                         360        134,724.78          1
                                       8.200          1,009.47        100
                                       7.700          1,009.47
    COLUMBIA         TN   38401          5            10/10/02         23
    0434920146                           05           11/16/02          0
    201002080791                         O            10/16/32
    0


    8199589          Q82/U56             F           52,000.00         ZZ
                                         360         51,913.25          1
                                       8.990            418.03        100
                                       8.490            418.03
    ALIQUIPPA        PA   15001          1            08/30/02         23
    0434915153                           05           10/01/02          0
    202002070842                         O            09/01/32
    0


    8199613          Q82/U56             F           91,100.00         ZZ
                                         360         91,007.72          1
                                       9.380            758.06        100
                                       8.880            758.06
    COLUMBUS         NC   28722          5            10/18/02         23
    0434898730                           05           11/23/02          0
    2010021035600                        O            10/23/32
    0


    8199619          Q82/U56             F          125,000.00         ZZ
                                         360        124,824.59          1
                                       7.800            899.84        100
                                       7.300            899.84
    GRAND PRAIRIE    TX   75052          1            10/21/02         23
    0434914776                           05           11/21/02          0
    2320021001000                        O            10/21/32
    0


    8199621          Q82/U56             F           92,150.00         ZZ
                                         360         92,105.14          1
                                       9.550            778.22         95
                                       9.050            778.22
    ORLANDO          FL   32818          1            10/24/02         23
    0434903845                           05           12/01/02          0
    225002099581                         O            11/01/32
    0


1


    8199633          Q82/U56             F           57,000.00         ZZ
                                         360         56,972.19          1
                                       9.540            480.96         95
                                       9.040            480.96
    NANTICOKE        PA   18634          5            10/22/02         23
    0434909230                           05           12/02/02          0
    203002109596                         O            11/02/32
    0


    8199635          Q82/U56             F          101,000.00         ZZ
                                         360        100,950.31          1
                                       9.500            849.27        100
                                       9.000            849.27
    THOMASVILLE      NC   27360          2            10/24/02         23
    0434910717                           05           12/01/02          0
    2010021038010                        O            11/01/32
    0


    8199673          Q82/U56             F          100,000.00         ZZ
                                         180         99,896.54          1
                                       9.280            824.86        100
                                       8.780            824.86
    ROANOKE          VA   24019          5            10/18/02         23
    0434898318                           05           11/23/02          0
    2010020924620                        O            10/23/17
    0


    8199701          Q82/U56             F           58,500.00         ZZ
                                         240         58,355.00          1
                                      10.500            584.06         75
                                      10.000            584.06
    APOLLO           PA   15613          5            10/14/02         00
    0434904207                           05           11/23/02          0
    203002109628                         O            10/23/22
    0


    8199707          Q82/U56             F          145,141.00         ZZ
                                         360        144,981.18          1
                                       8.980          1,165.75        100
                                       8.480          1,165.75
    LEANDER          TX   78641          1            10/22/02         23
    0434903910                           05           11/22/02          0
    232002080790                         O            10/22/32
    0


    8199713          Q82/U56             F          112,500.00         ZZ
                                         180        112,376.36          1
                                       8.990            904.40         90
                                       8.490            904.40
1


    MIDDLETOWN       OH   45042          2            09/25/02         23
    0434898268                           05           11/01/02          0
    205002088256                         O            10/01/17
    0


    8199747          Q82/U56             F          103,700.00         ZZ
                                         180        103,084.74          1
                                       7.740            975.51         85
                                       7.240            975.51
    LAVISTA          NE   68128          5            09/27/02         23
    0434903753                           05           11/02/02          0
    2280020906260                        O            10/02/17
    0


    8199761          Q82/U56             F          104,000.00         ZZ
                                         360        103,795.85          1
                                       6.760            675.24         69
                                       6.260            675.24
    MIDLAND          MI   48640          2            09/24/02         00
    0434904074                           05           11/01/02          0
    208002084937                         O            10/01/32
    0


    8199777          Q82/U56             F          132,000.00         ZZ
                                         360        131,821.91          1
                                       7.990            967.65        100
                                       7.490            967.65
    MARION           OH   43302          5            09/26/02         23
    0434919361                           05           11/01/02          0
    205002090883                         O            10/01/32
    0


    8201771          696/G01             F          353,600.00         ZZ
                                         360        353,288.03          1
                                       6.625          2,264.14         80
                                       6.375          2,264.14
    BETHESDA         MD   20817          1            10/18/02         00
    0434949707                           05           12/01/02          0
    25602281                             O            11/01/32
    0


    8201781          696/G01             F          284,000.00         ZZ
                                         360        283,736.96          1
                                       6.375          1,771.79         80
                                       6.125          1,771.79
    MT AIRY          MD   21771          1            10/29/02         00
    0434950077                           03           12/01/02          0
    10102114                             O            11/01/32
    0
1




    8201785          696/G01             F          336,000.00         ZZ
                                         360        335,703.56          1
                                       6.625          2,151.44         80
                                       6.375          2,151.44
    BURKE            VA   22015          1            10/24/02         00
    0434943825                           03           12/01/02          0
    21702279                             O            11/01/32
    0


    8203749          X44/U57             F           94,200.00         ZZ
                                         180         93,925.43          1
                                       8.750            741.07         95
                                       8.500            741.07
    LINDENWOLD       NJ   08021          1            08/01/02         01
    0434954590                           05           09/01/02         25
    5667                                 O            08/01/17
    0


    8204107          G51/U57             F          168,300.00         ZZ
                                         360        168,125.91          1
                                       9.280          1,388.23         90
                                       9.030          1,388.23
    LITTLETON        CO   80121          1            09/20/02         23
    0434890273                           05           11/01/02          0
    20000548                             N            10/01/32
    0


    8204113          G51/U57             F          401,244.00         ZZ
                                         360        400,567.88          1
                                       6.875          2,635.89         75
                                       6.625          2,635.89
    BOULDER          CO   80302          5            09/19/02         00
    0434889515                           05           11/01/02          0
    20000687                             O            10/01/32
    0


    8204125          G51/U57             F           95,000.00         ZZ
                                         180         94,792.17          1
                                       6.600            606.73         48
                                       6.350            606.73
    DENVER           CO   80234          2            09/26/02         00
    0434889598                           05           11/01/02          0
    20000794                             O            10/01/17
    0


    8204127          G51/U57             F          181,600.00         ZZ
                                         360        181,278.66          1
1


                                       6.625          1,162.81         77
                                       6.375          1,162.81
    FORT COLLINS     CO   80524          2            09/20/02         00
    0434889622                           05           11/01/02          0
    20000848                             O            10/01/32
    0


    8204133          G51/U57             F          180,000.00         ZZ
                                         180        179,859.73          1
                                       7.255          1,228.53         90
                                       7.005          1,228.53
    DENVER           CO   80229          5            10/03/02         23
    0434890414                           05           12/01/02          0
    20000969                             O            11/01/17
    0


    8204135          G51/U57             F          134,000.00         ZZ
                                         180        133,889.51          1
                                       6.970            888.81         90
                                       6.720            888.81
    LITTLETON        CO   80122          2            10/07/02         23
    0434890430                           01           12/01/02          0
    20001017                             O            11/01/17
    0


    8204137          G51/U57             F          157,300.00         ZZ
                                         180        157,182.55          1
                                       7.470          1,096.64         84
                                       7.220          1,096.64
    FORT LUPTON      CO   80621          5            10/15/02         23
    0434890455                           05           12/01/02          0
    20001055                             O            11/01/17
    0


    8204141          G51/U57             F          175,750.00         ZZ
                                         180        175,608.76          1
                                       7.100          1,181.10         95
                                       6.850          1,181.10
    PHOENIX          AZ   85018          1            10/15/02         23
    0434890505                           05           12/01/02          0
    20001188                             O            11/01/17
    0


    8204145          G51/U57             F          324,000.00         ZZ
                                         180        323,793.60          1
                                       8.255          2,435.25         90
                                       8.005          2,435.25
    LAKEWOOD         CO   80227          5            10/18/02         23
    0434890539                           05           12/01/02          0
1


    20001457                             O            11/01/17
    0


    8204147          G51/U57             F          166,500.00         ZZ
                                         360        166,393.93          1
                                       8.255          1,251.45         90
                                       8.005          1,251.45
    COLORADO SPRING  CO   80911          5            10/18/02         23
    0434890562                           05           12/01/02          0
    20001474                             O            11/01/32
    0


    8204149          G51/U57             F          252,000.00         ZZ
                                         180        251,815.76          1
                                       7.575          1,774.99        100
                                       7.325          1,774.99
    WHEAT RIDGE      CO   80214          1            10/21/02         23
    0434890596                           05           12/01/02          0
    20001475                             O            11/01/17
    0


    8204155          G51/U57             F          220,000.00         ZZ
                                         360        219,844.88          1
                                       7.755          1,576.87         95
                                       7.505          1,576.87
    GREELEY          CO   80634          1            10/18/02         23
    0434890604                           05           12/01/02          0
    20001560                             O            11/01/32
    0


    8204157          G51/U57             F          125,000.00         ZZ
                                         360        124,894.98          1
                                       6.875            821.17         37
                                       6.625            821.17
    DENVER           CO   80211          5            10/18/02         00
    0434889713                           05           12/01/02          0
    20001618                             O            11/01/32
    0


    8204167          G51/U57             F           72,850.00         ZZ
                                         360         72,775.67          1
                                       9.325            603.28         95
                                       9.075            603.28
    CLEARWATER       FL   33755          1            09/23/02         23
    0434890679                           05           11/01/02          0
    25000655                             N            10/01/32
    0


1


    8204169          G51/U57             F           49,680.00         ZZ
                                         180         49,631.23          1
                                       9.530            418.83         90
                                       9.280            418.83
    TAMPA            FL   33616          1            09/26/02         23
    0434890687                           05           11/01/02          0
    25000703                             N            10/01/17
    0


    8204171          G51/U57             F          173,850.00         ZZ
                                         360        173,714.37          1
                                       7.250          1,185.97         95
                                       7.000          1,185.97
    AURORA           CO   80013          1            10/15/02         00
    0434889788                           03           12/01/02          0
    28000007                             N            11/01/32
    0


    8204173          G51/U57             F          300,000.00         ZZ
                                         360        299,415.33          1
                                       6.125          1,822.84         80
                                       5.875          1,822.84
    AURORA           CO   80016          5            09/23/02         00
    0434889804                           03           11/01/02          0
    20000417                             O            10/01/32
    0


    8205241          A06/G01             F          230,000.00         ZZ
                                         360        229,786.97          1
                                       6.375          1,434.91         80
                                       6.125          1,434.91
    GRAND RAPIDS     MI   49546          2            10/31/02         00
    0434939203                           05           12/01/02          0
    1000020220855                        O            11/01/32
    0


    8206189          926/926             F          860,774.23         ZZ
                                         166        812,196.09          1
                                       7.250          8,227.57         94
                                       6.750          8,227.57
    HILTON HEAD ISL  SC   29928          1            02/01/02         23
    162002244                            05           03/01/02          0
    162002244                            O            12/01/15
    0


    8206199          926/926             F          682,000.00         ZZ
                                         360        675,553.46          1
                                       7.125          4,594.77         57
                                       6.625          4,594.77
1


    HILTON HEAD ISL  SC   29928          5            12/07/01         00
    163025772                            05           02/01/02          0
    163025772                            O            01/01/32
    0


    8206203          926/926             F          600,000.00         ZZ
                                         360        595,890.73          1
                                       7.500          4,195.29         75
                                       7.000          4,195.29
    HILTON HEAD ISL  SC   29928          5            02/08/02         00
    163026416                            05           04/01/02          0
    163026416                            O            03/01/32
    0


    8206477          E22/G01             F          217,600.00         ZZ
                                         360        217,600.00          1
                                       6.375          1,357.54         80
                                       6.125          1,357.54
    BOISE            ID   83709          2            11/08/02         00
    0415447101                           03           01/01/03          0
    0415447101                           O            12/01/32
    0


    8206669          964/U56             F          300,700.00         ZZ
                                         360        300,482.36          1
                                       7.625          2,128.34         76
                                       7.375          2,128.34
    SCOTTSDALE       AZ   85262          2            10/02/02         00
    0434891131                           05           12/01/02          0
    255998                               O            11/01/32
    0


    8206671          964/U56             F          336,000.00         ZZ
                                         360        335,785.74          1
                                       8.250          2,524.26         95
                                       8.000          2,524.26
    SHORELINE        WA   98133          1            10/09/02         10
    0434891347                           05           12/01/02         30
    278660                               O            11/01/32
    0


    8206675          964/U56             F           94,525.00         ZZ
                                         360         94,454.85          1
                                       7.500            660.93         95
                                       7.250            660.93
    HOUSTON          TX   77099          1            10/16/02         11
    0434891255                           03           12/01/02         30
    284145                               O            11/01/32
    0
1




    8207665          L21/U56             F           79,000.00         ZZ
                                         360         78,941.37          1
                                       7.500            552.38         79
                                       7.250            552.38
    TWP OF WINSLOW   NJ   08081          2            10/11/02         00
    0434887022                           05           12/01/02          0
    0209CR1805                           N            11/01/32
    0


    8207667          L21/U56             F           88,000.00         ZZ
                                         360         87,934.69          1
                                       7.500            615.31         80
                                       7.250            615.31
    CLEMENTON BORO   NJ   08021          5            10/11/02         00
    0434886982                           05           12/01/02          0
    0209CR1807                           N            11/01/32
    0


    8207669          L21/U56             F           62,000.00         ZZ
                                         360         61,953.99          1
                                       7.500            433.51         80
                                       7.250            433.51
    BROOKLAWN BORO   NJ   08030          5            10/11/02         00
    0434887014                           05           12/01/02          0
    0209CR1810                           N            11/01/32
    0


    8207673          L21/U56             F           73,000.00         ZZ
                                         360         72,960.13          1
                                       9.000            587.37         80
                                       8.750            587.37
    CITY OF TRENTON  NJ   08638          1            10/15/02         00
    0434886875                           05           12/01/02          0
    0209CR1885                           N            11/01/32
    0


    8207675          L21/U56             F           82,900.00         ZZ
                                         360         82,860.29          1
                                       9.625            704.64         95
                                       9.375            704.64
    PEMBERTON TWP    NJ   08015          1            10/15/02         23
    0434887048                           05           12/01/02          0
    0210CR1914                           O            11/01/32
    0


    8207677          L21/U56             F          181,600.00         ZZ
                                         360        181,458.33          4
1


                                       7.250          1,238.84         80
                                       7.000          1,238.84
    LAKEWOOD TWP     NJ   08701          1            10/17/02         00
    0434886966                           05           12/01/02          0
    0210CR1924                           O            11/01/32
    0


    8207679          L21/U56             F           96,000.00         ZZ
                                         180         95,734.65          1
                                       8.500            945.35         71
                                       8.250            945.35
    BALTIMORE        MD   21222          5            10/07/02         00
    0434886909                           05           12/01/02          0
    703--02274                           N            11/01/17
    0


    8207691          L21/U56             F           80,000.00         ZZ
                                         180         79,744.84          1
                                       6.875            713.49         63
                                       6.625            713.49
    BELCHERTOWN      MA   01007          5            10/21/02         00
    0434886933                           05           12/01/02          0
    C040183                              O            11/01/17
    0


    8207695          L21/U56             F          107,120.00         ZZ
                                         180        106,796.36          1
                                       7.500            993.02         80
                                       7.250            993.02
    CRESTLINE        CA   92325          1            10/21/02         00
    0434886941                           05           12/01/02          0
    LT-7268152                           O            11/01/17
    0


    8211183          Q82/U56             F          115,000.00         ZZ
                                         360        114,929.46          1
                                       8.440            879.37        100
                                       7.940            879.37
    GREENWOOD        SC   29649          5            11/08/02         23
    0434934238                           05           12/14/02          0
    2010021033890                        O            11/14/32
    0


    8211185          Q82/U56             F          100,000.00         ZZ
                                         180         99,958.77          1
                                      10.330            902.06         95
                                       9.830            902.06
    MIDDLETOWN       OH   45044          2            10/29/02         23
    0434934121                           05           12/04/02          0
1


    205002091231                         O            11/04/17
    0


    8211209          Q82/U56             F          156,750.00         ZZ
                                         360        156,663.30          1
                                       8.940          1,254.49         95
                                       8.440          1,254.49
    DENVER           CO   80207          5            10/25/02         23
    0434931184                           05           12/01/02          0
    210002100793                         O            11/01/32
    0


    8211221          Q82/U56             F          118,750.00         ZZ
                                         360        118,633.68          1
                                       9.540          1,001.99         95
                                       9.040          1,001.99
    MIAMI            FL   33147          5            10/22/02         23
    0434933453                           05           11/28/02          0
    2060021001770                        O            10/28/32
    0


    8211237          Q82/U56             F          107,000.00         ZZ
                                         180        106,947.36          1
                                       9.500            899.72         95
                                       9.000            899.72
    CHARLOTTE        NC   28213          5            11/01/02         23
    0434931077                           05           12/06/02          0
    2010020930060                        O            11/06/17
    0


    8211303          Q82/U56             F           95,000.00         ZZ
                                         360         94,918.94          1
                                      10.190            847.07        100
                                       9.690            847.07
    SHEFFIELD LAKE   OH   44054          1            10/21/02         23
    0434930616                           05           11/21/02          0
    2020021002190                        O            10/21/32
    0


    8211307          Q82/U56             F           81,700.00         ZZ
                                         360         81,659.72          1
                                       9.490            686.39         95
                                       8.990            686.39
    MEMPHIS          TN   38128          5            10/24/02         23
    0434933321                           05           12/01/02          0
    2010021033500                        O            11/01/32
    0


1


    8211311          Q82/U56             F           50,000.00         ZZ
                                         360         49,975.92          1
                                       9.600            424.08        100
                                       9.100            424.08
    MEMPHIS          TN   38112          5            10/29/02         23
    0434930582                           05           12/04/02          0
    2010021039990                        O            11/04/32
    0


    8211337          Q82/U56             F          209,500.00         ZZ
                                         360        209,375.41          1
                                       8.590          1,624.26        100
                                       8.090          1,624.26
    BROADVIEW HEIGH  OH   44147          1            10/29/02         23
    0434934345                           05           12/01/02          0
    202002102805                         O            11/01/32
    0


    8211349          Q82/U56             F          237,500.00         ZZ
                                         360        237,384.40          1
                                       9.550          2,005.70         95
                                       9.050          2,005.70
    PORTLAND         OR   97230          5            11/01/02         23
    0434933941                           05           12/10/02          0
    2230021002380                        O            11/10/32
    0


    8211351          Q82/U56             F           66,500.00         ZZ
                                         180         66,471.20          1
                                      10.100            588.51         95
                                       9.600            588.51
    UNIVERSITY CITY  MO   63130          5            10/30/02         23
    0434934071                           05           12/10/02          0
    221002106300                         O            11/10/17
    0


    8211353          Q82/U56             F          119,320.00         ZZ
                                         360        119,260.56          1
                                       9.440            998.09         95
                                       8.940            998.09
    HUMBLE           TX   77346          1            10/31/02         23
    0434933271                           03           12/01/02          0
    2320021001200                        O            11/01/32
    0


    8211369          Q82/U56             F           74,500.00         ZZ
                                         360         74,472.49          1
                                      10.840            700.49        100
                                      10.340            700.49
1


    TONAWANDA        NY   14150          1            10/30/02         23
    0434931457                           05           12/01/02          0
    2020020901100                        O            11/01/32
    0


    8211375          Q82/U56             F           65,550.00         ZZ
                                         180         65,478.87          1
                                       9.050            529.79         95
                                       8.550            529.79
    PEORIA           IL   61605          5            10/01/02         23
    0434933164                           05           11/07/02          0
    2070020901540                        O            10/07/17
    0


    8211381          Q82/U56             F          120,000.00         ZZ
                                         360        119,946.23          1
                                       9.940          1,047.77        100
                                       9.440          1,047.77
    MEMPHIS          TN   38141          5            11/05/02         23
    0434933677                           05           12/12/02          0
    2010021044300                        O            11/12/32
    0


    8211393          Q82/U56             F          169,000.00         ZZ
                                         360        168,894.41          1
                                       8.350          1,281.55        100
                                       7.850          1,281.55
    KUNKLETOWN       PA   18058          5            11/01/02         23
    0434934030                           05           12/11/02          0
    2030021005740                        O            11/11/32
    0


    8211423          Q82/U56             F           80,000.00         ZZ
                                         360         79,902.71          1
                                       8.500            615.14         92
                                       8.000            615.14
    AKRON            OH   44314          5            10/17/02         23
    0434934311                           05           11/22/02          0
    202002092263                         O            10/22/32
    0


    8211439          Q82/U56             F          112,000.00         ZZ
                                         180        111,703.75          1
                                       8.990          1,135.32        100
                                       8.490          1,135.32
    LOUISA           KY   41230          5            10/24/02         23
    0434934147                           05           12/01/02          0
    2010021036160                        O            11/01/17
    0
1




    8211457          Q82/U56             F          156,750.00         ZZ
                                         360        156,670.42          1
                                       9.350          1,300.92         95
                                       8.850          1,300.92
    HOLLYWOOD        FL   33021          5            11/08/02         23
    0434933958                           05           12/14/02          0
    2060021003130                        O            11/14/32
    0


    8211513          Q82/U56             F          248,900.00         ZZ
                                         360        248,779.88          1
                                       9.590          2,109.25         95
                                       9.090          2,109.25
    SOUDERTON        PA   18964          5            10/30/02         23
    0434930830                           05           12/09/02          0
    203002109697                         O            11/09/32
    0


    8211549          Q82/U56             F           75,525.00         ZZ
                                         360         75,496.87          1
                                      10.800            707.86         95
                                      10.300            707.86
    GULF BREEZE      FL   32563          5            11/04/02         23
    0434934170                           05           12/15/02          0
    2330021000890                        O            11/15/32
    0


    8211567          Q82/U56             F          159,000.00         ZZ
                                         360        158,907.95          1
                                       8.720          1,247.45        100
                                       8.220          1,247.45
    NORTHAMPTON      PA   18067          1            10/29/02         23
    0434933461                           05           12/01/02          0
    203002099350                         O            11/01/32
    0


    8211837          R54/U57             F           69,500.00         ZZ
                                         360         69,500.00          1
                                       9.250            571.76        100
                                       8.750            571.76
    WESTLAKE         LA   70669          1            11/08/02         23
    0434927125                           05           01/01/03          0
    2000004935                           O            12/01/32
    0


    8211971          K52/U56             F          100,000.00         ZZ
                                         360         99,871.75          1
1


                                      10.200            892.39         80
                                       9.700            892.39
    CEDAR HILL       TX   75104          5            08/22/02         00
    0434905824                           05           10/01/02          0
    216842                               O            09/01/32
    0


    8211973          K52/U56             F           49,600.00         ZZ
                                         180         49,529.23          1
                                       9.700            424.33         80
                                       9.200            424.33
    MC KEES ROCKS    PA   15136          5            09/06/02         00
    0434905832                           05           10/16/02          0
    219515                               O            09/16/17
    0


    8212059          K52/U56             F           60,300.00         ZZ
                                         180         60,244.68          1
                                       9.850            522.51         90
                                       9.350            522.51
    MEADVILLE        MO   64659          5            09/23/02         23
    0434906103                           05           11/02/02          0
    223112                               O            10/02/17
    0


    8212069          K52/U56             F           50,920.00         ZZ
                                         180         50,538.06          1
                                       9.700            537.89         80
                                       9.200            537.89
    MALVERN          AR   72104          5            09/06/02         00
    0434906277                           05           10/16/02          0
    223936                               O            09/16/17
    0


    8212073          K52/U56             F           58,500.00         ZZ
                                         180         58,428.10          1
                                      10.400            530.76         90
                                       9.900            530.76
    DETROIT          MI   48212          1            09/25/02         23
    0434906285                           05           10/30/02          0
    224464                               O            09/30/17
    0


    8212089          K52/U56             F           55,640.00         ZZ
                                         180         55,553.69          1
                                       9.300            459.76        104
                                       8.800            459.76
    WILKES BARRE     PA   18702          2            09/10/02         23
    0434906582                           05           10/21/02          0
1


    229302                               O            09/21/17
    0


    8212091          K52/U56             F           48,025.00         ZZ
                                         360         47,990.22          1
                                      10.950            455.54         85
                                      10.450            455.54
    DUNNELL          MN   56127          5            10/11/02         23
    0434906590                           05           11/22/02          0
    230083                               O            10/22/32
    0


    8212111          K52/U56             F           50,850.00         ZZ
                                         180         50,798.16          1
                                       9.350            422.03         90
                                       8.850            422.03
    MEMPHIS          TN   38109          5            09/27/02         23
    0434906723                           05           11/07/02          0
    237204                               O            10/07/17
    0


    8212119          K52/U56             F          113,900.00         ZZ
                                         180        113,797.72          1
                                       9.950            995.35         85
                                       9.450            995.35
    MAULDIN          SC   29662          5            09/25/02         23
    0434906806                           05           11/05/02          0
    238220                               O            10/05/17
    0


    8212133          K52/U56             F           62,400.00         ZZ
                                         360         62,346.29          1
                                      10.150            554.54         80
                                       9.650            554.54
    KANSAS CITY      MO   64132          5            10/11/02         00
    0434906905                           05           11/22/02          0
    239632                               O            10/22/32
    0


    8212215          N67/U56             F          144,000.00         ZZ
                                         180        143,898.37          1
                                       7.750          1,031.63         80
                                       7.500          1,031.63
    WEST NEW YORK    NJ   07093          2            10/04/02         00
    0434912119                           05           12/01/02          0
    3261002203A                          O            11/01/17
    0


1


    8212217          N67/U56             F          999,500.00         T
                                         360        998,909.90          1
                                       8.625          7,774.01         39
                                       8.375          7,774.01
    PALM BEACH       FL   33480          5            10/07/02         00
    0434912135                           05           12/01/02          0
    3261002242A                          O            11/01/32
    0


    8212219          N67/U56             F          145,600.00         ZZ
                                         360        145,497.23          1
                                       7.750          1,043.10         80
                                       7.500          1,043.10
    HANOVER PARK     IL   60133          5            10/04/02         00
    0434912168                           05           12/01/02          0
    3262002381A                          O            11/01/32
    0


    8212223          N67/U56             F          223,150.00         ZZ
                                         360        222,996.43          1
                                       7.875          1,617.99         95
                                       7.625          1,617.99
    CHICAGO          IL   60639          1            10/09/02         17
    0434913653                           05           12/01/02         35
    3262002594A                          O            11/01/32
    0


    8212233          N67/U56             F          193,500.00         ZZ
                                         360        193,359.95          1
                                       7.625          1,369.58         90
                                       7.375          1,369.58
    CHICAGO          IL   60618          5            10/01/02         17
    0434913729                           05           12/01/02         30
    3262002693A                          O            11/01/32
    0


    8212237          N67/U56             F          147,250.00         ZZ
                                         360        147,146.07          1
                                       7.750          1,054.92         95
                                       7.500          1,054.92
    WHEELING         IL   60090          1            10/03/02         06
    0434913786                           01           12/01/02         35
    3262002838A                          O            11/01/32
    0


    8212245          N67/U56             F          225,000.00         ZZ
                                         180        224,689.29          1
                                       7.875          1,631.41         75
                                       7.625          1,631.41
1


    LA GRANGE        IL   60525          5            09/27/02         00
    0434912291                           05           11/01/02          0
    3262002890A                          O            10/01/17
    0


    8212251          N67/U56             F          157,700.00         ZZ
                                         360        157,487.66          1
                                       8.000          1,157.15         95
                                       7.750          1,157.15
    CHICAGO          IL   60652          1            10/02/02         17
    0434913901                           05           11/01/02         35
    3262002911A                          O            10/01/32
    0


    8212253          N67/U56             F          237,500.00         ZZ
                                         180        237,340.64          1
                                       8.000          1,742.69         95
                                       7.750          1,742.69
    DES PLAINES      IL   60016          1            10/07/02         17
    0434913968                           05           12/01/02         35
    3262002913A                          O            11/01/17
    0


    8212255          N67/U56             F          139,150.00         ZZ
                                         360        139,056.64          1
                                       8.000          1,021.03         95
                                       7.750          1,021.03
    LOWELL           IN   46356          1            10/02/02         06
    0434913984                           05           12/01/02         35
    3262002939A                          O            11/01/32
    0


    8212259          N67/U56             F          140,000.00         ZZ
                                         360        139,885.25          2
                                       7.000            931.42         76
                                       6.750            931.42
    CICERO           IL   60804          5            10/01/02         00
    0434912333                           05           12/01/02          0
    3262002953A                          O            11/01/32
    0


    8212267          N67/U56             F          119,700.00         ZZ
                                         360        119,280.70          1
                                       8.125            888.77         95
                                       7.875            888.77
    REDFORD          MI   48239          1            10/01/02         13
    0434914115                           05           12/01/02         35
    3262002972A                          O            11/01/32
    0
1




    8212269          N67/U56             F           73,150.00         ZZ
                                         360         73,102.15          1
                                       8.125            543.14         95
                                       7.875            543.14
    HOBART           IN   46342          1            10/03/02         06
    0434914172                           05           12/01/02         35
    3262002999A                          O            11/01/32
    0


    8212273          N67/U56             F          194,750.00         ZZ
                                         360        194,507.06          1
                                       8.375          1,480.24         95
                                       8.125          1,480.24
    BROOKLYN         NY   11207          1            10/03/02         06
    0434914206                           05           11/01/02         35
    3274004323A                          O            10/01/32
    0


    8212275          N67/U56             F          280,000.00         ZZ
                                         360        279,623.00          2
                                       8.000          2,054.54         80
                                       7.750          2,054.54
    RICHMOND HILL    NY   11418          1            10/03/02         00
    0434912390                           05           11/01/02          0
    3274004330A                          O            10/01/32
    0


    8212279          N67/U56             F           82,150.00         ZZ
                                         360         82,090.54          1
                                       7.625            581.45         95
                                       7.375            581.45
    OWINGS MILLS     MD   21117          1            10/07/02         13
    0434914255                           05           12/01/02         35
    3274004347A                          O            11/01/32
    0


    8212283          N67/U56             F          342,000.00         ZZ
                                         360        341,539.53          2
                                       8.000          2,509.47         95
                                       7.750          2,509.47
    WOODHAVEN        NY   11421          1            10/01/02         17
    0434914271                           05           11/01/02         35
    3274004393A                          O            10/01/32
    0


    8212287          N67/U56             F          124,000.00         ZZ
                                         360        123,918.88          1
1


                                       8.125            920.70         80
                                       7.875            920.70
    WHITE PLAINS     NY   10601          1            10/07/02         00
    0434912416                           01           12/01/02          0
    3274004416A                          O            11/01/32
    0


    8212291          N67/U56             F           80,000.00         ZZ
                                         360         79,952.77          1
                                       8.625            622.23         82
                                       8.375            622.23
    PROVIDENCE       RI   02907          5            10/04/02         13
    0434914339                           05           12/01/02         25
    3274004518A                          O            11/01/32
    0


    8212341          N67/U56             F           30,000.00         ZZ
                                         360         29,978.29          1
                                       7.625            212.34         22
                                       7.375            212.34
    GLENS FALLS      NY   12801          5            10/02/02         00
    0434912465                           05           12/01/02          0
    3274004530A                          O            11/01/32
    0


    8212347          N67/U56             F          233,600.00         ZZ
                                         360        233,417.77          1
                                       7.250          1,593.56         80
                                       7.000          1,593.56
    YARDLEY          PA   19067          5            10/03/02         00
    0434912515                           05           12/01/02          0
    3274004609A                          O            11/01/32
    0


    8212349          N67/U56             F          139,550.00         ZZ
                                         360        139,352.38          1
                                       7.750            999.75         95
                                       7.500            999.75
    MT. RAINIER      MD   20712          1            10/03/02         06
    0434914685                           05           11/01/02         35
    3274004621A                          O            10/01/32
    0


    8212353          N67/U56             F          185,500.00         ZZ
                                         360        185,381.71          1
                                       8.250          1,393.60         70
                                       8.000          1,393.60
    WHITE HALL       MD   21161          2            10/03/02         00
    0434912531                           05           12/01/02          0
1


    3274004626A                          O            11/01/32
    0


    8212357          N67/U56             F           47,250.00         ZZ
                                         360         47,192.51          2
                                       8.500            363.31         75
                                       8.250            363.31
    SCHENECTADY      NY   12303          1            10/04/02         00
    0434912564                           05           11/01/02          0
    3274004663A                          O            10/01/32
    0


    8212363          N67/U56             F          113,900.00         ZZ
                                         360        113,827.37          2
                                       8.250            855.69         85
                                       8.000            855.69
    NEW BEDFORD      MA   02740          1            10/08/02         17
    0434914818                           05           12/01/02         25
    3274004735A                          N            11/01/32
    0


    8212365          N67/U56             F          268,000.00         ZZ
                                         360        267,657.05          2
                                       8.250          2,013.39         80
                                       8.000          2,013.39
    BROOKLYN         NY   11208          1            10/01/02         00
    0434912622                           05           11/01/02          0
    3274004737A                          O            10/01/32
    0


    8212367          N67/U56             F          121,500.00         ZZ
                                         360        121,414.25          1
                                       7.750            870.44         90
                                       7.500            870.44
    SALEM            VA   24153          5            10/04/02         06
    0434914875                           05           12/01/02         30
    3274004758A                          O            11/01/32
    0


    8212371          N67/U56             F          140,000.00         ZZ
                                         360        139,893.47          2
                                       7.375            966.95         40
                                       7.125            966.95
    STATEN ISLAND    NY   10312          5            10/04/02         00
    0434912655                           05           12/01/02          0
    3274004764A                          O            11/01/32
    0


1


    8212377          N67/U56             F          199,450.00         ZZ
                                         360        199,282.44          1
                                       6.875          1,310.24         95
                                       6.625          1,310.24
    WALDORF          MD   20603          1            10/07/02         06
    0434914966                           03           12/01/02         35
    3274004769A                          O            11/01/32
    0


    8212385          N67/U56             F          190,000.00         ZZ
                                         360        189,714.75          1
                                       8.375          1,444.14         95
                                       8.125          1,444.14
    SPRINGFIELD      VA   22152          1            10/03/02         17
    0434915039                           01           11/01/02         35
    3274004818A                          O            10/01/32
    0


    8212387          N67/U56             F          365,750.00         ZZ
                                         360        365,457.51          1
                                       7.125          2,464.13         95
                                       6.875          2,464.13
    SMITHTOWN        NY   11787          1            10/09/02         06
    0434915054                           05           12/01/02         35
    3274004874A                          O            11/01/32
    0


    8212389          N67/U56             F          160,000.00         ZZ
                                         360        159,878.25          1
                                       7.375          1,105.08         80
                                       7.125          1,105.08
    WAREHAM          MA   02571          5            10/04/02         00
    0434912713                           05           12/01/02          0
    3274004879A                          O            11/01/32
    0


    8212395          N67/U56             F          261,250.00         ZZ
                                         360        260,915.68          1
                                       8.250          1,962.68         95
                                       8.000          1,962.68
    ALEXANDRIA       VA   22307          1            10/04/02         17
    0434915229                           05           11/01/02         35
    3274004899A                          O            10/01/32
    0


    8212401          N67/U56             F          130,000.00         ZZ
                                         360        129,873.65          1
                                       6.125            789.89         52
                                       5.875            789.89
1


    CENTERVILLE      VA   20121          5            10/04/02         00
    0434912804                           03           12/01/02          0
    3274004926A                          O            11/01/32
    0


    8212403          N67/U56             F          204,250.00         ZZ
                                         180        203,960.43          1
                                       7.750          1,463.27         95
                                       7.500          1,463.27
    RANDALLSTOWN     MD   21133          1            10/02/02         13
    0434915351                           03           11/01/02         35
    3274004981A                          O            10/01/17
    0


    8212409          N67/U56             F          277,400.00         ZZ
                                         360        277,204.21          1
                                       7.750          1,987.33         95
                                       7.500          1,987.33
    FALLS CHURCH     VA   22042          1            10/07/02         17
    0434915385                           05           12/01/02         35
    3274004986A                          O            11/01/32
    0


    8212413          N67/U56             F          132,900.00         ZZ
                                         360        132,707.01          1
                                       7.625            940.66         95
                                       7.375            940.66
    EDGEWATER        MD   21037          1            10/04/02         17
    0434915419                           05           11/01/02         35
    3274004999A                          O            10/01/32
    0


    8212417          N67/U56             F          247,400.00         ZZ
                                         180        246,652.82          1
                                       7.500          2,293.43         90
                                       7.250          2,293.43
    NEWARK           DE   19711          1            10/07/02         17
    0434915476                           03           12/01/02         30
    3274005069A                          O            11/01/17
    0


    8212421          N67/U56             F          600,000.00         ZZ
                                         360        599,607.52          4
                                       8.125          4,454.98         69
                                       7.875          4,454.98
    NEW YORK         NY   10031          1            10/04/02         00
    0434912838                           05           12/01/02          0
    3274005071A                          O            11/01/32
    0
1




    8212425          N67/U56             F          270,000.00         ZZ
                                         360        269,663.18          1
                                       8.375          2,052.20         72
                                       8.125          2,052.20
    JAMAICA          NY   11432          5            09/18/02         00
    0434912853                           05           11/01/02          0
    3275002712A                          O            10/01/32
    0


    8212433          N67/U56             F          237,500.00         ZZ
                                         360        237,211.22          1
                                       8.500          1,826.17         95
                                       8.250          1,826.17
    GREENBURGH       NY   10603          1            09/26/02         17
    0434915625                           01           11/01/02         35
    3275002837A                          O            10/01/32
    0


    8212439          N67/U56             F          266,000.00         ZZ
                                         360        265,613.71          1
                                       7.625          1,882.74         95
                                       7.375          1,882.74
    SPRINGFIELD      VA   22151          1            09/26/02         17
    0434915682                           05           11/01/02         35
    3275002893A                          O            10/01/32
    0


    8212443          N67/U56             F          174,800.00         ZZ
                                         360        174,592.85          1
                                       8.625          1,359.58         95
                                       8.375          1,359.58
    SOUTH HADLEY     MA   01075          1            09/12/02         13
    0434915708                           05           11/01/02         35
    3275002907A                          O            10/01/32
    0


    8212447          N67/U56             F          371,250.00         ZZ
                                         360        370,639.60          1
                                       7.000          2,469.94         75
                                       6.750          2,469.94
    SUDBURY          MA   01776          5            09/19/02         00
    0434912911                           05           11/01/02          0
    3275002923A                          O            10/01/32
    0


    8212459          N67/U56             F           56,000.00         ZZ
                                         360         55,946.87          1
1


                                       6.250            344.80         70
                                       6.000            344.80
    DAYTON           OH   45403          2            10/11/02         00
    0434912937                           05           12/01/02          0
    3262003032A                          N            11/01/32
    0


    8212467          N67/U56             F          256,000.00         ZZ
                                         360        255,553.06          2
                                       7.875          1,856.18         80
                                       7.625          1,856.18
    ELIZABETH        NJ   07208          1            10/03/02         00
    0434912960                           05           11/01/02          0
    3264001207A                          O            10/01/32
    0


    8212471          N67/U56             F          185,600.00         ZZ
                                         360        185,447.87          1
                                       7.000          1,234.80         80
                                       6.750          1,234.80
    DES PLAINES      IL   60016          5            10/01/02         00
    0434912986                           05           12/01/02          0
    3262003035A                          O            11/01/32
    0


    8212475          N67/U56             F          171,000.00         ZZ
                                         180        170,882.32          1
                                       7.875          1,239.87         95
                                       7.625          1,239.87
    CHICAGO          IL   60645          1            10/08/02         17
    0434915872                           01           12/01/02         35
    3262003041A                          O            11/01/17
    0


    8212487          N67/U56             F          151,900.00         ZZ
                                         360        151,795.46          1
                                       7.875          1,101.38         95
                                       7.625          1,101.38
    BERWYN           IL   60402          1            10/09/02         13
    0434915948                           05           12/01/02         35
    3262003044A                          O            11/01/32
    0


    8212491          N67/U56             F           54,400.00         ZZ
                                         360         54,362.56          1
                                       7.875            394.44         80
                                       7.625            394.44
    CALUMET CITY     IL   60409          1            10/02/02         00
    0434913018                           05           12/01/02          0
1


    3262003080A                          O            11/01/32
    0


    8212495          N67/U56             F          183,400.00         ZZ
                                         360        183,267.26          1
                                       7.625          1,298.09         95
                                       7.375          1,298.09
    RIVER GROVE      IL   60171          1            10/04/02         06
    0434916037                           05           12/01/02         35
    3262003081A                          O            11/01/32
    0


    8212499          N67/U56             F           92,700.00         ZZ
                                         360         92,637.80          1
                                       8.000            680.20         90
                                       7.750            680.20
    HAMMOND          IN   46323          5            10/03/02         17
    0434916086                           05           12/01/02         30
    3262003082A                          O            11/01/32
    0


    8212503          N67/U56             F          134,400.00         ZZ
                                         360        134,307.51          1
                                       7.875            974.49         80
                                       7.625            974.49
    MOUNT PROSPECT   IL   60056          1            10/09/02         00
    0434913042                           01           12/01/02          0
    3262003091A                          O            11/01/32
    0


    8212511          N67/U56             F          376,000.00         ZZ
                                         360        375,706.69          1
                                       7.250          2,564.98         80
                                       7.000          2,564.98
    DEERFIELD        IL   60015          5            10/02/02         00
    0434913059                           05           12/01/02          0
    3262003096A                          O            11/01/32
    0


    8212515          N67/U56             F          130,000.00         ZZ
                                         180        129,571.73          1
                                       6.500          1,132.44         69
                                       6.250          1,132.44
    HUDSON           FL   34667          1            10/07/02         00
    0434913067                           05           12/01/02          0
    3262003100A                          O            11/01/17
    0


1


    8212519          N67/U56             F          190,000.00         ZZ
                                         180        189,869.25          1
                                       7.875          1,377.63         95
                                       7.625          1,377.63
    CHICAGO          IL   60607          1            10/02/02         06
    0434916235                           01           12/01/02         35
    3262003117A                          O            11/01/17
    0


    8212523          N67/U56             F          160,450.00         ZZ
                                         180        160,347.68          1
                                       8.250          1,205.41         95
                                       8.000          1,205.41
    STREAMWOOD       IL   60107          1            10/09/02         13
    0434916276                           05           12/01/02         35
    3262003129A                          O            11/01/17
    0


    8212531          N67/U56             F          170,000.00         ZZ
                                         360        169,880.02          1
                                       7.750          1,217.90         91
                                       7.500          1,217.90
    PALATINE         IL   60074          1            10/09/02         17
    0434916342                           03           12/01/02         35
    3262003151A                          O            11/01/32
    0


    8212535          N67/U56             F          153,800.00         ZZ
                                         180        153,696.80          1
                                       8.000          1,128.53         95
                                       7.750          1,128.53
    CRETE            IL   60417          1            10/04/02         06
    0434916391                           05           12/01/02         35
    3262003158A                          O            11/01/17
    0


    8212539          N67/U56             F          131,950.00         ZZ
                                         360        131,863.68          1
                                       8.125            979.73         95
                                       7.875            979.73
    FLUSHING         MI   48433          1            10/04/02         17
    0434916425                           05           12/01/02         35
    3262003207A                          O            11/01/32
    0


    8212543          N67/U56             F          122,850.00         ZZ
                                         360        122,771.66          1
                                       8.250            922.93         95
                                       8.000            922.93
1


    MIDDLE ISLAND    NY   11953          1            10/07/02         17
    0434916458                           01           12/01/02         35
    3264001219A                          O            11/01/32
    0


    8212563          N67/U56             F          137,750.00         ZZ
                                         360        137,549.96          1
                                       7.625            974.99         95
                                       7.375            974.99
    MIDDLE TOWNSHIP  NJ   08210          1            10/04/02         06
    0434916607                           05           11/01/02         35
    3264001369A                          O            10/01/32
    0


    8212567          N67/U56             F          186,200.00         ZZ
                                         180        185,859.21          2
                                       8.500          1,431.72         95
                                       8.250          1,431.72
    CHICAGO          IL   60632          1            08/20/02         17
    0434916656                           05           10/01/02         35
    3265003165A                          O            09/01/17
    0


    8212583          N67/U56             F          213,750.00         ZZ
                                         180        213,431.74          1
                                       7.500          1,494.57         95
                                       7.250          1,494.57
    CHICAGO          IL   60656          1            09/11/02         17
    0434916763                           05           11/01/02         35
    3265003307A                          O            10/01/17
    0


    8212587          N67/U56             F           80,750.00         ZZ
                                         180         80,410.15          1
                                       7.875            585.50         95
                                       7.625            585.50
    HARVEY           IL   60426          1            09/23/02         17
    0434916805                           05           11/01/02         35
    3265003344A                          O            10/01/17
    0


    8212613          N67/U56             F          206,150.00         ZZ
                                         360        205,834.29          1
                                       7.375          1,423.83         95
                                       7.125          1,423.83
    CHICAGO          IL   60638          1            09/17/02         17
    0434916888                           05           11/01/02         35
    3265003362A                          O            10/01/32
    0
1




    8212617          N67/U56             F          132,000.00         ZZ
                                         180        131,826.72          2
                                       8.125            980.10         76
                                       7.875            980.10
    CHICAGO          IL   60629          5            09/26/02         00
    0434913240                           05           11/01/02          0
    3265003365A                          N            10/01/17
    0


    8212621          N67/U56             F          200,000.00         ZZ
                                         360        199,671.17          1
                                       7.000          1,330.60         80
                                       6.750          1,330.60
    ADDISON          IL   60101          1            09/25/02         00
    0434913265                           05           11/01/02          0
    3265003376A                          O            10/01/32
    0


    8212631          N67/U56             F          193,800.00         ZZ
                                         180        193,532.37          1
                                       7.875          1,405.19         95
                                       7.625          1,405.19
    ELMHURST         IL   60126          1            09/24/02         17
    0434916987                           05           11/01/02         35
    3265003390A                          O            10/01/17
    0


    8212635          N67/U56             F           96,400.00         ZZ
                                         360         96,336.94          1
                                       8.125            715.77         95
                                       7.875            715.77
    NEWPORT NEWS     VA   23607          1            10/07/02         13
    0434917027                           05           12/01/02         35
    3274002907A                          O            11/01/32
    0


    8212651          N67/U56             F          343,900.00         ZZ
                                         360        343,481.86          2
                                       8.500          2,644.29         95
                                       8.250          2,644.29
    MALDEN           MA   02148          1            10/04/02         17
    0434917159                           05           11/01/02         35
    3274003995A                          O            10/01/32
    0


    8212657          N67/U56             F           50,900.00         ZZ
                                         360         50,870.72          1
1


                                       8.750            400.43         90
                                       8.500            400.43
    ATHENS           NY   12015          1            10/08/02         17
    0434917191                           05           12/01/02         30
    3274004072A                          O            11/01/32
    0


    8212663          N67/U56             F          104,500.00         ZZ
                                         360        104,433.37          1
                                       8.250            785.07         95
                                       8.000            785.07
    SPRING TOWNSHIP  PA   19609          1            10/10/02         13
    0434917233                           05           12/01/02         35
    3274004074A                          O            11/01/32
    0


    8212669          N67/U56             F          173,350.00         ZZ
                                         360        173,122.44          1
                                       8.125          1,287.12         95
                                       7.875          1,287.12
    HAMDEN           CT   06517          1            10/02/02         13
    0434917274                           05           11/01/02         35
    3274004146A                          O            10/01/32
    0


    8212675          N67/U56             F          123,500.00         ZZ
                                         360        122,971.22          1
                                       8.250            927.81         95
                                       8.000            927.81
    MARTINSBURG      WV   25401          1            10/01/02         06
    0434917316                           05           11/01/02         35
    3274004153A                          O            10/01/32
    0


    8212685          N67/U56             F          131,100.00         ZZ
                                         360        131,009.77          1
                                       7.875            950.57         95
                                       7.625            950.57
    WORCESTER        MA   01604          1            10/07/02         17
    0434917340                           05           12/01/02         35
    3274004182A                          O            11/01/32
    0


    8212711          N67/U56             F          440,000.00         ZZ
                                         360        439,719.43          1
                                       8.250          3,305.57         80
                                       8.000          3,305.57
    FLUSHING         NY   11358          1            10/07/02         00
    0434913364                           05           12/01/02          0
1


    3274004235A                          O            11/01/32
    0


    8212717          N67/U56             F           87,850.00         ZZ
                                         360         87,795.40          1
                                       8.375            667.72         95
                                       8.125            667.72
    LAREDO           TX   78045          1            10/07/02         17
    0434917431                           05           12/01/02         35
    1161001006A                          O            11/01/32
    0


    8212723          N67/U56             F          179,550.00         ZZ
                                         180        179,435.51          1
                                       8.250          1,348.90         95
                                       8.000          1,348.90
    OLATHE           KS   66061          1            10/08/02         13
    0434917472                           03           12/01/02         35
    1161001626A                          O            11/01/17
    0


    8212729          N67/U56             F          148,800.00         ZZ
                                         360        148,694.98          1
                                       7.750          1,066.02         79
                                       7.500          1,066.02
    O'FALLON         MO   63366          1            10/09/02         00
    0434913380                           05           12/01/02          0
    1161001998A                          O            11/01/32
    0


    8212735          N67/U56             F          126,350.00         ZZ
                                         360        126,260.82          1
                                       7.750            905.19         95
                                       7.500            905.19
    HOUSTON          TX   77082          1            10/03/02         13
    0434917548                           03           12/01/02         35
    1161002063A                          O            11/01/32
    0


    8212741          N67/U56             F          245,100.00         ZZ
                                         180        244,407.25          1
                                       8.250          2,377.81         95
                                       8.000          2,377.81
    CORPUS CHRISTI   TX   78413          1            10/08/02         06
    0434917589                           03           12/01/02         35
    1161002129A                          O            11/01/17
    0


1


    8212747          N67/U56             F           57,000.00         ZZ
                                         360         56,963.66          1
                                       8.250            428.22         95
                                       8.000            428.22
    EDINBURG         TX   78539          1            10/09/02         10
    0434917613                           05           12/01/02         35
    1161002153A                          O            11/01/32
    0


    8212759          N67/U56             F          100,200.00         ZZ
                                         360        100,136.11          1
                                       8.250            752.77         95
                                       8.000            752.77
    SPRINGFIELD      MO   65804          1            10/04/02         13
    0434917670                           05           12/01/02         35
    1161002243A                          O            11/01/32
    0


    8212767          N67/U56             F           87,400.00         ZZ
                                         360         87,263.23          1
                                       7.250            596.22         95
                                       7.000            596.22
    HOUSTON          TX   77070          1            10/03/02         17
    0434917704                           03           11/01/02         35
    1161002257A                          O            10/01/32
    0


    8212773          N67/U56             F          283,500.00         ZZ
                                         360        283,289.61          1
                                       7.500          1,982.27         90
                                       7.250          1,982.27
    AUSTIN           TX   78737          1            10/01/02         06
    0434917746                           05           12/01/02         30
    1161002278A                          O            11/01/32
    0


    8213129          W33/G01             F           95,000.00         ZZ
                                         360         94,768.47          1
                                       8.000            697.08        100
                                       7.750            697.08
    ANDREWS          IN   46702          2            10/04/02         23
    0434915856                           05           11/08/02          0
    0232511                              O            10/08/32
    0


    8213133          W33/G01             F          161,000.00         ZZ
                                         180        160,673.09          1
                                       7.990          1,180.24        100
                                       7.740          1,180.24
1


    TAYLOR           MI   48180          1            09/10/02         23
    0434915880                           05           10/10/02          0
    0232681                              O            09/10/17
    0


    8213139          W33/G01             F           66,432.00         ZZ
                                         180         66,342.38          1
                                       7.990            486.99        100
                                       7.740            486.99
    BENTON HARBOR    MI   49022          1            10/09/02         23
    0434915914                           05           11/08/02          0
    0232844                              O            10/08/17
    0


    8213147          W33/G01             F          128,000.00         ZZ
                                         360        127,807.50          1
                                       7.450            890.62        100
                                       7.200            890.62
    FORT GRATIOT     MI   48059          1            10/15/02         23
    0434915930                           05           11/14/02          0
    0232886                              O            10/14/32
    0


    8213151          W33/G01             F          141,000.00         ZZ
                                         360        140,795.25          1
                                       7.625            997.99        100
                                       7.375            997.99
    RICHMOND         IN   47374          1            10/24/02         23
    0434915963                           05           11/23/02          0
    0232945                              O            10/23/32
    0


    8213155          W33/G01             F          116,950.00         ZZ
                                         360        116,762.41          1
                                       7.125            787.91        100
                                       6.875            787.91
    ROCKFORD         IL   61114          1            10/25/02         23
    0434915989                           05           11/24/02          0
    0232946                              O            10/24/32
    0


    8213167          W33/G01             F          139,000.00         ZZ
                                         360        138,777.02          1
                                       7.125            936.47        100
                                       6.875            936.47
    NEWARK           OH   43055          5            10/25/02         23
    0434916060                           05           11/29/02          0
    0232991                              O            10/29/32
    0
1




    8213173          W33/G01             F          123,500.00         ZZ
                                         360        123,353.65          1
                                       8.625            960.57        100
                                       8.375            960.57
    MISHAWAKA        IN   46545          5            10/02/02         23
    0434916078                           05           11/06/02          0
    0233067                              O            10/06/32
    0


    8213175          N67/U56             F           57,000.00         ZZ
                                         360         56,872.91          1
                                       8.000            418.25         95
                                       7.750            418.25
    TAMPA            FL   33612          1            10/02/02         17
    0434919700                           05           11/01/02         35
    3254002216A                          O            10/01/32
    0


    8213179          N67/U56             F           54,150.00         ZZ
                                         360         54,066.39          1
                                       7.875            392.63         95
                                       7.625            392.63
    INVERNESS        FL   34452          2            09/27/02         17
    0434919718                           05           11/01/02         35
    3254002217A                          O            10/01/32
    0


    8213181          W33/G01             F           96,100.00         ZZ
                                         360         95,868.09          1
                                       7.125            647.44         94
                                       6.875            647.44
    PATASKALA        OH   43062          1            10/01/02         23
    0434916136                           05           10/31/02          0
    0233077                              O            09/30/32
    0


    8213183          W33/G01             F           81,600.00         ZZ
                                         180         81,464.76          1
                                       7.950            595.91        100
                                       7.700            595.91
    WEST MANCHESTER  OH   45382          2            10/23/02         23
    0434916144                           05           11/27/02          0
    0233084                              O            10/27/17
    0


    8213185          N67/U56             F          202,000.00         ZZ
                                         360        201,857.43          1
1


                                       7.750          1,447.15         73
                                       7.500          1,447.15
    BLUFFTON         SC   29910          5            10/03/02         00
    0434914859                           05           12/01/02          0
    3254002231A                          O            11/01/32
    0


    8213187          W33/G01             F          127,500.00         ZZ
                                         360        127,305.37          1
                                       7.375            880.61        103
                                       7.125            880.61
    SOUTH BEND       IN   46637          5            10/01/02         23
    0434916169                           05           11/04/02          0
    0233094                              O            10/04/32
    0


    8213191          W33/G01             F          155,000.00         ZZ
                                         180        154,816.32          1
                                       8.625          1,205.57         97
                                       8.375          1,205.57
    RINEYVILLE       KY   40162          5            10/01/02         23
    0434916177                           05           11/04/02          0
    0233114                              O            10/04/17
    0


    8213197          W33/G01             F           77,000.00         ZZ
                                         360         76,856.37          1
                                       7.125            518.76        100
                                       6.875            518.76
    HAMMOND          IN   46323          1            10/28/02         23
    0434916185                           05           11/27/02          0
    0233149                              O            10/27/32
    0


    8213215          W33/G01             F           56,050.00         ZZ
                                         360         55,960.09          1
                                       7.125            377.62        100
                                       6.875            377.62
    EAST CHICAGO     IN   46312          1            10/23/02         23
    0434916201                           05           11/22/02          0
    0233156                              O            10/22/32
    0


    8213219          W33/G01             F           90,000.00         ZZ
                                         360         89,898.72          1
                                       8.875            716.08        100
                                       8.625            716.08
    VALPARAISO       IN   46385          1            10/15/02         23
    0434916227                           05           11/14/02          0
1


    0233190                              O            10/14/32
    0


    8213223          W33/G01             F           73,000.00         ZZ
                                         360         72,882.91          1
                                       7.125            491.81        100
                                       6.875            491.81
    SOUTH BEND       IN   46637          1            10/02/02         23
    0434916250                           05           11/01/02          0
    0233191                              O            10/01/32
    0


    8213227          W33/G01             F           82,500.00         ZZ
                                         360         82,391.70          1
                                       8.125            612.56        100
                                       7.875            612.56
    MERRILLVILLE     IN   46410          1            10/07/02         23
    0434916284                           05           11/06/02          0
    0233207                              O            10/06/32
    0


    8213231          W33/G01             F          128,320.00         ZZ
                                         360        128,154.10          1
                                       8.200            959.52        103
                                       7.950            959.52
    WOLCOTTVILLE     IN   46795          2            10/11/02         23
    0434916292                           05           11/16/02          0
    0233235                              O            10/16/32
    0


    8213241          W33/G01             F          109,000.00         ZZ
                                         360        108,824.51          1
                                       7.125            734.35        100
                                       6.875            734.35
    LANSING          IL   60438          1            10/08/02         23
    0434916359                           05           11/07/02          0
    0233292                              O            10/07/32
    0


    8213253          W33/G01             F          231,500.00         ZZ
                                         360        231,128.64          1
                                       7.125          1,559.66        100
                                       6.875          1,559.66
    CEDAR LAKE       IN   46303          1            10/11/02         23
    0434916409                           05           11/10/02          0
    0233338                              O            10/10/32
    0


1


    8213257          W33/G01             F          242,000.00         ZZ
                                         360        241,648.59          1
                                       7.625          1,712.86        100
                                       7.375          1,712.86
    GROSSE POINTE F  MI   48236          1            10/15/02         23
    0434916433                           05           11/14/02          0
    0233363                              O            10/14/32
    0


    8213267          W33/G01             F           79,400.00         ZZ
                                         360         79,267.12          1
                                       7.375            548.40        100
                                       7.125            548.40
    SHEPHERDSVILLE   KY   40165          1            10/15/02         23
    0434916441                           05           11/14/02          0
    0233370                              O            10/14/32
    0


    8213273          W33/G01             F           90,000.00         ZZ
                                         360         89,855.63          1
                                       7.125            606.35        100
                                       6.875            606.35
    LIGONIER         IN   46767          2            10/22/02         23
    0434916474                           05           11/25/02          0
    0233385                              O            10/25/32
    0


    8213277          W33/G01             F           92,000.00         ZZ
                                         360         91,890.97          1
                                       8.625            715.57        100
                                       8.375            715.57
    BOWLING GREEN    KY   42103          2            10/23/02         23
    0434916516                           05           11/27/02          0
    0233417                              O            10/27/32
    0


    8213279          N67/U56             F          134,550.00         ZZ
                                         360        134,459.72          1
                                       8.000            987.28         90
                                       7.750            987.28
    MARGATE          FL   33068          1            10/09/02         13
    0434920096                           03           12/01/02         30
    3254002510A                          O            11/01/32
    0


    8213281          W33/G01             F           60,900.00         ZZ
                                         360         60,820.05          1
                                       8.125            452.18        100
                                       7.875            452.18
1


    HENDERSON        KY   42420          1            10/03/02         23
    0434916524                           05           11/02/02          0
    0233401                              O            10/02/32
    0


    8213287          W33/G01             F          136,500.00         ZZ
                                         360        136,311.50          1
                                       7.875            989.72        103
                                       7.625            989.72
    MADISON          OH   44057          1            10/02/02         23
    0434916565                           05           11/01/02          0
    0233419                              O            10/01/32
    0


    8213289          N67/U56             F          139,400.00         ZZ
                                         360        139,207.49          1
                                       7.875          1,010.75         85
                                       7.625          1,010.75
    MIAMI            FL   33177          1            10/04/02         13
    0434920153                           03           11/01/02         25
    3254002562A                          N            10/01/32
    0


    8213291          W33/G01             F           85,500.00         ZZ
                                         360         85,338.74          1
                                       7.125            576.03        100
                                       6.875            576.03
    ANDERSON         IN   46012          1            10/09/02         23
    0434916581                           05           11/08/02          0
    0233421                              O            10/08/32
    0


    8213293          N67/U56             F          246,443.00         ZZ
                                         360        246,003.35          1
                                       8.625          1,916.81         95
                                       8.375          1,916.81
    PEARLAND         TX   77584          1            08/15/02         17
    0434920179                           03           10/01/02         35
    3255002500A                          O            09/01/32
    0


    8213295          W33/G01             F           83,000.00         ZZ
                                         180         82,917.86          1
                                       9.490            697.30        100
                                       9.240            697.30
    CHICAGO          IL   60620          1            10/22/02         23
    0434916599                           05           11/21/02          0
    0233429                              O            10/21/17
    0
1




    8213297          W33/G01             F          180,000.00         ZZ
                                         360        179,786.70          1
                                       8.625          1,400.02        100
                                       8.375          1,400.02
    CHINA            MI   48054          5            10/04/02         23
    0434916623                           05           11/08/02          0
    0233430                              O            10/08/32
    0


    8213303          N67/U56             F          228,000.00         ZZ
                                         360        227,514.08          1
                                       7.750          1,633.43         95
                                       7.500          1,633.43
    SPRING           TX   77379          1            09/04/02         06
    0434920203                           03           10/01/02         35
    3255003110A                          O            09/01/32
    0


    8213305          W33/G01             F          198,930.00         ZZ
                                         360        198,655.30          1
                                       7.875          1,442.38        103
                                       7.625          1,442.38
    BLOOMFIELD TOWN  MI   48302          1            10/25/02         23
    0434916664                           05           11/24/02          0
    0233453                              O            10/24/32
    0


    8213307          N67/U56             F          202,500.00         ZZ
                                         360        202,099.90          1
                                       8.125          1,503.56         90
                                       7.875          1,503.56
    CUMMING          GA   30040          1            08/26/02         17
    0434920211                           03           10/01/02         30
    3255003116A                          O            09/01/32
    0


    8213309          W33/G01             F           95,000.00         ZZ
                                         360         94,846.64          1
                                       7.125            640.03        100
                                       6.875            640.03
    SAGINAW          MI   48604          5            10/18/02         23
    0434916698                           05           11/22/02          0
    0233476                              O            10/22/32
    0


    8213311          N67/U56             F          247,900.00         ZZ
                                         360        247,446.25          1
1


                                       8.500          1,906.14         95
                                       8.250          1,906.14
    MIRAMAR          FL   33027          1            08/30/02         06
    0434920245                           03           10/01/02         35
    3255003141A                          O            09/01/32
    0


    8213313          W33/G01             F          141,000.00         ZZ
                                         360        140,795.25          1
                                       7.625            997.99        100
                                       7.375            997.99
    PORTLAND         MI   48875          2            10/17/02         23
    0434916722                           05           11/21/02          0
    0233477                              O            10/21/32
    0


    8213315          N67/U56             F          145,800.00         ZZ
                                         360        145,545.50          1
                                       7.875          1,057.16         90
                                       7.625          1,057.16
    DELTONA          FL   32738          5            09/19/02         06
    0434920252                           05           11/01/02         30
    3255003222A                          O            10/01/32
    0


    8213319          W33/G01             F          132,000.00         ZZ
                                         360        131,808.31          1
                                       7.625            934.29        100
                                       7.375            934.29
    CHICAGO          IL   60652          1            10/22/02         23
    0434916748                           05           11/21/02          0
    0233478                              O            10/21/32
    0


    8213323          W33/G01             F           89,900.00         ZZ
                                         360         89,755.79          1
                                       7.125            605.67        100
                                       6.875            605.67
    HAMMOND          IN   46324          1            10/09/02         23
    0434916789                           05           11/08/02          0
    0233480                              O            10/08/32
    0


    8213327          W33/G01             F          174,070.00         ZZ
                                         360        173,758.23          1
                                       8.875          1,384.98        103
                                       8.625          1,384.98
    SPRINGFIELD      IL   62704          2            10/04/02         23
    0434916813                           05           11/08/02          0
1


    0233484                              O            10/08/32
    0


    8213329          N67/U56             F          175,000.00         ZZ
                                         360        174,770.26          1
                                       8.125          1,299.38         90
                                       7.875          1,299.38
    BENSENVILLE      IL   60106          1            09/26/02         06
    0434920344                           05           11/01/02         30
    3255003252A                          O            10/01/32
    0


    8213333          W33/G01             F          162,000.00         ZZ
                                         360        161,756.37          1
                                       7.450          1,127.19        100
                                       7.200          1,127.19
    LOWELL           IN   46356          1            10/18/02         23
    0434916821                           05           11/17/02          0
    0233492                              O            10/17/32
    0


    8213335          N67/U56             F          104,500.00         ZZ
                                         360        104,359.31          1
                                       8.000            766.78         95
                                       7.750            766.78
    ELYRIA           OH   44035          1            09/23/02         17
    0434920369                           05           11/01/02         35
    3255003266A                          O            10/01/32
    0


    8213337          W33/G01             F          110,000.00         ZZ
                                         360        109,877.44          1
                                       9.125            895.00        100
                                       8.875            895.00
    KOKOMO           IN   46901          2            10/04/02         23
    0434916847                           05           11/08/02          0
    0233516                              O            10/08/32
    0


    8213339          N67/U56             F          135,375.00         ZZ
                                         360        135,201.75          1
                                       8.250          1,017.03         95
                                       8.000          1,017.03
    PORT ST. LUCIE   FL   34986          1            09/27/02         06
    0434920385                           05           11/01/02         35
    3255003305A                          O            10/01/32
    0


1


    8213341          W33/G01             F           87,000.00         ZZ
                                         180         86,455.37          1
                                       7.125            788.07         99
                                       6.875            788.07
    LAKE STATION     IN   46405          2            10/04/02         23
    0434916896                           05           11/08/02          0
    0233526                              O            10/08/17
    0


    8213345          W33/G01             F          255,000.00         ZZ
                                         360        254,552.50          1
                                       7.950          1,862.22        100
                                       7.700          1,862.22
    LINDEN           MI   48451          1            10/18/02         23
    0434916904                           05           11/17/02          0
    0233533                              O            10/17/32
    0


    8213347          N67/U56             F          188,100.00         ZZ
                                         360        187,865.46          2
                                       8.750          1,479.78         95
                                       8.500          1,479.78
    PERTH AMBOY      NJ   08861          1            10/03/02         17
    0434920427                           05           11/01/02         35
    3261001612A                          O            10/01/32
    0


    8213349          W33/G01             F           55,000.00         ZZ
                                         360         54,932.59          1
                                       8.625            427.78        100
                                       8.375            427.78
    JASONVILLE       IN   47438          5            10/04/02         23
    0434916912                           05           11/08/02          0
    0233538                              O            10/08/32
    0


    8213353          W33/G01             F          100,636.00         ZZ
                                         180        100,474.58          1
                                       7.125            678.00        100
                                       6.875            678.00
    INDIANAPOLIS     IN   46217          1            10/11/02         23
    0434916920                           05           11/10/02          0
    0233555                              O            10/10/17
    0


    8213359          W33/G01             F           66,900.00         ZZ
                                         360         66,799.39          1
                                       7.450            465.49        100
                                       7.200            465.49
1


    SOUTH BEND       IN   46637          1            10/18/02         23
    0434916946                           05           11/17/02          0
    0233577                              O            10/17/32
    0


    8213363          W33/G01             F          195,271.00         ZZ
                                         360        194,953.31          1
                                       7.125          1,315.58        100
                                       6.875          1,315.58
    LAKEWOOD         IL   60014          1            10/03/02         23
    0434916961                           09           11/02/02          0
    0233580                              O            10/02/32
    0


    8213369          W33/G01             F          160,000.00         ZZ
                                         360        159,767.66          1
                                       7.625          1,132.47        100
                                       7.375          1,132.47
    DORR             MI   49323          1            10/22/02         23
    0434916979                           05           11/21/02          0
    0233581                              O            10/21/32
    0


    8213373          W33/G01             F          123,500.00         ZZ
                                         360        123,301.89          1
                                       7.125            832.04        100
                                       6.875            832.04
    CLAY TOWNSHIP    MI   48001          1            10/31/02         23
    0434917001                           05           11/30/02          0
    0233587                              O            10/30/32
    0


    8213375          N67/U56             F          169,000.00         ZZ
                                         180        168,854.50          2
                                       6.750          1,096.13         77
                                       6.500          1,096.13
    PATERSON         NJ   07502          5            10/09/02         00
    0434915377                           05           12/01/02          0
    3261001882A                          O            11/01/17
    0


    8213377          W33/G01             F           56,650.00         ZZ
                                         360         56,570.33          1
                                       8.200            423.60        103
                                       7.950            423.60
    BRIDGEPORT       MI   48722          1            10/31/02         23
    0434917035                           05           11/30/02          0
    0233591                              O            10/30/32
    0
1




    8213383          W33/G01             F           79,000.00         ZZ
                                         360         78,885.28          1
                                       7.625            559.16        100
                                       7.375            559.16
    BATTLE CREEK     MI   49015          2            10/15/02         23
    0434917050                           05           11/18/02          0
    0233594                              O            10/18/32
    0


    8213387          W33/G01             F          138,020.00         ZZ
                                         360        137,829.41          1
                                       7.875          1,000.74        103
                                       7.625          1,000.74
    HARTFORD CITY    IN   47348          2            10/07/02         23
    0434917084                           05           11/10/02          0
    0233601                              O            10/10/32
    0


    8213389          N67/U56             F           85,500.00         ZZ
                                         180         85,009.64          1
                                       8.125            823.26         90
                                       7.875            823.26
    CHARLESTON       IL   61920          5            09/30/02         17
    0434920625                           05           11/01/02         30
    3261001946A                          O            10/01/17
    0


    8213391          W33/G01             F           95,500.00         ZZ
                                         360         95,346.81          1
                                       7.125            643.40        101
                                       6.875            643.40
    GREENCASTLE      IN   46135          1            10/18/02         23
    0434917118                           05           11/17/02          0
    0233606                              O            10/17/32
    0


    8213393          N67/U56             F          228,000.00         ZZ
                                         180        227,808.45          2
                                       6.875          1,497.80         80
                                       6.625          1,497.80
    CHICAGO          IL   60618          1            10/07/02         00
    0434915500                           05           12/01/02          0
    3261001994A                          O            11/01/17
    0


    8213395          W33/G01             F          113,300.00         ZZ
                                         360        113,118.26          1
1


                                       7.125            763.32         98
                                       6.875            763.32
    HANNA            IN   46340          2            10/25/02         23
    0434917142                           05           11/29/02          0
    0233623                              O            10/29/32
    0


    8213397          N67/U56             F          118,750.00         ZZ
                                         180        118,661.87          1
                                       7.500            830.32         95
                                       7.250            830.32
    LANOKA HARBOR    NJ   08734          1            10/01/02         13
    0434920641                           05           12/01/02         35
    3261002055A                          O            11/01/17
    0


    8213399          W33/G01             F          189,000.00         ZZ
                                         360        188,751.90          1
                                       8.125          1,403.32        100
                                       7.875          1,403.32
    BOLINGBROOK      IL   60440          2            10/11/02         23
    0434917175                           05           11/16/02          0
    0233626                              O            10/16/32
    0


    8213403          W33/G01             F          112,000.00         ZZ
                                         360        111,867.28          1
                                       8.625            871.12        100
                                       8.375            871.12
    LOUISVILLE       KY   40223          5            10/21/02         23
    0434917209                           05           11/24/02          0
    0233627                              O            10/24/32
    0


    8213405          N67/U56             F          130,500.00         ZZ
                                         180        130,390.37          1
                                       6.875            857.29         90
                                       6.625            857.29
    MELROSE PARK     IL   60160          1            10/07/02         17
    0434920682                           05           12/01/02         30
    3261002082A                          O            11/01/17
    0


    8213407          W33/G01             F          160,000.00         ZZ
                                         360        159,681.72          1
                                       7.950          1,168.45         97
                                       7.700          1,168.45
    CROWN POINT      IN   46307          2            10/21/02         23
    0434917217                           05           11/24/02          0
1


    0233628                              O            10/24/32
    0


    8213409          N67/U56             F          196,650.00         ZZ
                                         180        196,384.11          1
                                       8.000          1,442.95         95
                                       7.750          1,442.95
    LYNWOOD          IL   60411          1            10/03/02         17
    0434920690                           05           11/01/02         35
    3261002091A                          O            10/01/17
    0


    8213415          W33/G01             F          129,000.00         ZZ
                                         180        128,815.47          1
                                       7.700            919.72        100
                                       7.450            919.72
    MUNCIE           IN   47304          1            10/07/02         23
    0434917241                           05           11/06/02          0
    0233634                              O            10/06/17
    0


    8213421          W33/G01             F           75,000.00         ZZ
                                         360         74,891.08          1
                                       7.625            530.85        100
                                       7.375            530.85
    GRAND RAPIDS     MI   49504          2            10/21/02         23
    0434917266                           05           11/24/02          0
    0233645                              O            10/24/32
    0


    8213425          W33/G01             F           80,000.00         ZZ
                                         360         79,920.82          1
                                       9.490            672.10         89
                                       9.240            672.10
    BLOOMFIELD HILL  MI   48304          2            10/16/02         23
    0434917290                           05           11/20/02          0
    0233651                              O            10/20/32
    0


    8213427          W33/G01             F           95,400.00         ZZ
                                         360         95,236.54          1
                                       7.625            675.24        100
                                       7.375            675.24
    FORT WAYNE       IN   46804          1            10/16/02         23
    0434917324                           05           11/15/02          0
    0233649                              O            10/15/32
    0


1


    8213431          W33/G01             F           64,375.00         ZZ
                                         360         64,309.73          1
                                       9.375            535.44        103
                                       9.125            535.44
    FORT WAYNE       IN   46819          1            10/11/02         23
    0434917332                           05           11/10/02          0
    0233653                              O            10/10/32
    0


    8213433          W33/G01             F           97,000.00         ZZ
                                         360         96,844.40          1
                                       7.125            653.51        100
                                       6.875            653.51
    ST. JOSEPH       MI   49085          1            10/30/02         23
    0434917365                           05           11/29/02          0
    0233660                              O            10/29/32
    0


    8213435          W33/G01             F          110,000.00         ZZ
                                         360        109,823.55          1
                                       7.125            741.09        100
                                       6.875            741.09
    GOSHEN           IN   46528          5            10/24/02         23
    0434917381                           05           11/28/02          0
    0233663                              O            10/28/32
    0


    8213437          W33/G01             F          105,000.00         ZZ
                                         360        104,857.17          1
                                       7.950            766.80        100
                                       7.700            766.80
    BEDFORD          IN   47421          1            10/16/02         23
    0434917399                           05           11/15/02          0
    0233665                              O            10/15/32
    0


    8213439          W33/G01             F          208,000.00         ZZ
                                         360        207,717.09          1
                                       7.950          1,518.99        100
                                       7.700          1,518.99
    SAGINAW          MI   48603          1            10/11/02         23
    0434917407                           05           11/10/02          0
    0233675                              O            10/10/32
    0


    8213441          W33/G01             F          192,000.00         ZZ
                                         360        191,721.20          1
                                       7.625          1,358.96        100
                                       7.375          1,358.96
1


    SURGAR GROVE     IL   60554          1            10/29/02         23
    0434917415                           05           11/28/02          0
    0233677                              O            10/28/32
    0


    8213443          W33/G01             F          177,160.00         ZZ
                                         360        176,875.82          1
                                       7.125          1,193.56        100
                                       6.875          1,193.56
    BROOKLYN         MI   49230          1            10/29/02         23
    0434917423                           05           11/28/02          0
    0233681                              O            10/28/32
    0


    8213445          W33/G01             F           70,400.00         ZZ
                                         360         70,316.58          1
                                       8.625            547.56        100
                                       8.375            547.56
    DETROIT          MI   48203          2            10/11/02         23
    0434917464                           05           11/16/02          0
    0233695                              O            10/16/32
    0


    8213447          W33/G01             F          142,000.00         ZZ
                                         360        141,806.86          1
                                       7.950          1,037.00        100
                                       7.700          1,037.00
    MAYWOOD          IL   60153          1            10/21/02         23
    0434917480                           05           11/20/02          0
    0233699                              O            10/20/32
    0


    8213451          W33/G01             F          128,500.00         ZZ
                                         360        128,306.74          1
                                       7.450            894.10        100
                                       7.200            894.10
    WILLIAMSTON      MI   48895          1            10/18/02         23
    0434917506                           05           11/17/02          0
    0233705                              O            10/17/32
    0


    8213455          W33/G01             F           95,000.00         ZZ
                                         360         94,862.06          1
                                       7.625            672.40        100
                                       7.375            672.40
    FERNDALE         MI   48220          1            10/18/02         23
    0434917522                           05           11/17/02          0
    0233712                              O            10/17/32
    0
1




    8213457          W33/G01             F          183,068.00         ZZ
                                         360        182,806.14          1
                                       7.700          1,305.20        102
                                       7.450          1,305.20
    WEST OLIVE       MI   49460          2            10/18/02         23
    0434917555                           05           11/22/02          0
    0233718                              O            10/22/32
    0


    8213459          W33/G01             F          120,000.00         ZZ
                                         360        119,816.82          1
                                       7.375            828.81        103
                                       7.125            828.81
    GEORGETOWN       KY   40324          1            10/29/02         23
    0434917571                           05           11/28/02          0
    0233736                              O            10/28/32
    0


    8213461          W33/G01             F          125,000.00         ZZ
                                         360        124,933.48          1
                                       9.125          1,017.04        100
                                       8.875          1,017.04
    MANITO           IL   61546          2            10/28/02         23
    0434917597                           05           12/01/02          0
    0233725                              O            11/01/32
    0


    8213463          W33/G01             F          208,900.00         ZZ
                                         360        208,595.23          1
                                       7.625          1,478.58        100
                                       7.375          1,478.58
    BRIGHTON         MI   48116          1            10/10/02         23
    0434917621                           05           11/09/02          0
    0233741                              O            10/09/32
    0


    8213467          W33/G01             F          170,000.00         ZZ
                                         360        169,727.31          1
                                       7.125          1,145.32        100
                                       6.875          1,145.32
    EVANSVILLE       IN   47710          5            10/18/02         23
    0434917654                           05           11/22/02          0
    0233765                              O            10/22/32
    0


    8213469          W33/G01             F           42,000.00         ZZ
                                         360         41,942.01          1
1


                                       7.875            304.53        100
                                       7.625            304.53
    SOUTH BEND       IN   46616          1            10/23/02         23
    0434917688                           05           11/22/02          0
    0233768                              O            10/22/32
    0


    8213473          W33/G01             F          105,000.00         ZZ
                                         180        104,857.17          1
                                       7.950            766.80        100
                                       7.700            766.80
    INDIANAPOLIS     IN   46237          1            10/18/02         23
    0434917712                           05           11/17/02          0
    0233770                              O            10/17/17
    0


    8213475          W33/G01             F          133,900.00         ZZ
                                         360        133,824.93          1
                                       8.875          1,065.37        103
                                       8.625          1,065.37
    HAMILTON         MI   49419          2            10/29/02         23
    0434917738                           05           12/02/02          0
    0233781                              O            11/02/32
    0


    8213477          W33/G01             F          139,000.00         ZZ
                                         360        138,905.79          1
                                       7.950          1,015.09        100
                                       7.700          1,015.09
    CLAWSON          MI   48017          2            10/30/02         23
    0434917753                           05           12/04/02          0
    0233782                              O            11/04/32
    0


    8213481          W33/G01             F          146,000.00         ZZ
                                         180        145,111.51          1
                                       7.450          1,349.29        100
                                       7.200          1,349.29
    KOKOMO           IN   46901          5            10/21/02         23
    0434917779                           05           11/24/02          0
    0233783                              O            10/24/17
    0


    8213487          W33/G01             F           86,000.00         ZZ
                                         180         85,461.64          1
                                       7.125            779.01        100
                                       6.875            779.01
    INDIANAPOLIS     IN   46203          2            10/22/02         23
    0434917787                           05           11/25/02          0
1


    0233800                              O            10/25/17
    0


    8213491          W33/G01             F           74,500.00         ZZ
                                         360         74,386.28          1
                                       7.375            514.55        100
                                       7.125            514.55
    YORKTOWN         IN   47396          1            10/18/02         23
    0434917829                           05           11/17/02          0
    0233810                              O            10/17/32
    0


    8213495          W33/G01             F          119,000.00         ZZ
                                         360        118,821.05          1
                                       7.450            827.99        100
                                       7.200            827.99
    FLINT            MI   48503          1            10/22/02         23
    0434917878                           05           11/21/02          0
    0233860                              O            10/21/32
    0


    8213499          W33/G01             F          172,000.00         ZZ
                                         360        171,862.45          1
                                       7.125          1,158.80        100
                                       6.875          1,158.80
    EVERGREEN PARK   IL   60805          5            10/30/02         23
    0434917894                           05           12/04/02          0
    0233864                              O            11/04/32
    0


    8213507          W33/G01             F          142,000.00         ZZ
                                         360        141,893.55          1
                                       7.450            988.03        100
                                       7.200            988.03
    ALLEGAN          MI   49010          2            10/31/02         23
    0434917928                           05           12/05/02          0
    0233873                              O            11/05/32
    0


    8213511          W33/G01             F          175,000.00         ZZ
                                         360        174,873.34          1
                                       7.625          1,238.64        100
                                       7.375          1,238.64
    HOLT             MI   48842          2            10/31/02         23
    0434917944                           05           12/05/02          0
    0233877                              O            11/05/32
    0


1


    8213515          W33/G01             F          125,146.00         ZZ
                                         360        124,973.18          1
                                       7.875            907.40        100
                                       7.625            907.40
    MISHAWAKA        IN   46544          1            10/31/02         23
    0434917969                           05           11/30/02          0
    0233934                              O            10/30/32
    0


    8213521          W33/G01             F          250,000.00         ZZ
                                         360        249,676.78          1
                                       8.200          1,869.39        103
                                       7.950          1,869.39
    ROYAL OAK        MI   48067          1            10/31/02         23
    0434918009                           05           11/30/02          0
    0234005                              O            10/30/32
    0


    8213525          W33/G01             F           94,245.00         ZZ
                                         360         94,184.29          1
                                       8.200            704.72        103
                                       7.950            704.72
    LEBANON          IN   46052          2            10/31/02         23
    0434918041                           05           12/05/02          0
    0234020                              O            11/05/32
    0


    8213659          964/U56             F          200,000.00         ZZ
                                         360        199,843.98          1
                                       7.250          1,364.35         89
                                       7.000          1,364.35
    TUCSON           AZ   85745          5            10/02/02         01
    0434920872                           05           12/01/02         25
    230523                               O            11/01/32
    0


    8213665          964/U56             F           56,150.00         ZZ
                                         360         56,111.35          1
                                       7.875            407.13         90
                                       7.625            407.13
    KEIZER           OR   97303          1            10/24/02         01
    0434920930                           05           12/01/02         25
    255899                               O            11/01/32
    0


    8213667          964/U56             F           88,017.00         ZZ
                                         180         87,770.99          1
                                       8.375            860.30         92
                                       8.125            860.30
1


    KATY             TX   77493          1            10/21/02         11
    0434927240                           05           12/01/02         30
    257235                               N            11/01/17
    0


    8213669          964/U56             F           99,000.00         ZZ
                                         360         98,940.03          1
                                       8.500            761.22         58
                                       8.250            761.22
    MADRAS           OR   97741          5            10/21/02         00
    0434920989                           05           12/01/02          0
    257664                               N            11/01/32
    0


    8213671          964/U56             F          190,000.00         ZZ
                                         360        189,908.98          2
                                       9.625          1,614.98         85
                                       9.375          1,614.98
    PORTLAND         OR   97236          2            10/16/02         00
    0434921011                           05           12/01/02          0
    259680                               N            11/01/32
    0


    8213673          964/U56             F           80,000.00         ZZ
                                         360         79,939.13          1
                                       7.375            552.54         80
                                       7.125            552.54
    PORTLAND         OR   97206          5            10/21/02         00
    0434921037                           05           12/01/02          0
    262213                               N            11/01/32
    0


    8213675          964/U56             F          100,000.00         ZZ
                                         180         99,681.06          1
                                       6.875            891.86         90
                                       6.625            891.86
    GLENDALE         AZ   85306          5            10/16/02         01
    0434927281                           05           12/01/02         25
    265173                               O            11/01/17
    0


    8213681          964/U56             F          315,000.00         ZZ
                                         360        314,766.23          1
                                       7.500          2,202.52         90
                                       7.250          2,202.52
    LAS VEGAS        NV   89129          5            10/21/02         23
    0434921102                           05           12/01/02          0
    269106                               O            11/01/32
    0
1




    8213683          964/U56             F          120,000.00         ZZ
                                         360        119,906.39          1
                                       7.250            818.61         80
                                       7.000            818.61
    DALLAS           OR   97338          1            10/18/02         23
    0434921136                           27           12/01/02          0
    268663                               O            11/01/32
    0


    8213685          964/U56             F           91,200.00         ZZ
                                         360         91,135.63          1
                                       7.750            653.37         80
                                       7.500            653.37
    KANSAS CITY      MO   64119          5            10/24/02         00
    0434921730                           05           12/01/02          0
    271121                               N            11/01/32
    0


    8213687          964/U56             F           77,600.00         ZZ
                                         360         77,545.23          1
                                       7.750            555.94         80
                                       7.500            555.94
    KANSAS CITY      MO   64116          5            10/24/02         00
    0434921763                           05           12/01/02          0
    271124                               N            11/01/32
    0


    8213689          964/U56             F          130,900.00         ZZ
                                         360        130,792.70          1
                                       7.000            870.88         85
                                       6.750            870.88
    TACOMA           WA   98408          5            10/18/02         04
    0434921169                           05           12/01/02         12
    271717                               O            11/01/32
    0


    8213691          964/U56             F          120,000.00         ZZ
                                         360        119,899.18          1
                                       6.875            788.32         83
                                       6.625            788.32
    BROWNSVILLE      OR   97327          2            10/24/02         10
    0434921771                           05           12/01/02         12
    271947                               O            11/01/32
    0


    8213695          964/U56             F          163,800.00         ZZ
                                         360        163,684.39          1
1


                                       7.750          1,173.48         90
                                       7.500          1,173.48
    MCMINNVILLE      OR   97128          1            10/22/02         10
    0434921789                           05           12/01/02         25
    276013                               O            11/01/32
    0


    8213699          964/U56             F          141,700.00         ZZ
                                         360        141,589.46          1
                                       7.250            966.64         80
                                       7.000            966.64
    OREGON CITY      OR   97045          1            10/24/02         00
    0434921219                           05           12/01/02          0
    276484                               O            11/01/32
    0


    8213705          964/U56             F          159,300.00         ZZ
                                         360        159,181.78          1
                                       7.500          1,113.85         90
                                       7.250          1,113.85
    PHOENIX          AZ   85029          5            10/21/02         01
    0434921250                           05           12/01/02         25
    279303                               O            11/01/32
    0


    8213713          964/U56             F           71,250.00         ZZ
                                         180         71,025.20          1
                                       7.000            640.42         75
                                       6.750            640.42
    HOUSTON          TX   77084          5            10/29/02         00
    0434927315                           03           12/01/02          0
    281355                               N            11/01/17
    0


    8213719          964/U56             F          132,000.00         ZZ
                                         360        131,897.03          1
                                       7.250            900.47         78
                                       7.000            900.47
    GARDNERVILLE     NV   89410          5            10/16/02         00
    0434921359                           05           12/01/02          0
    282856                               O            11/01/32
    0


    8213723          964/U56             F          127,100.00         ZZ
                                         360        126,995.82          1
                                       7.000            845.60         80
                                       6.750            845.60
    VAN COUVER       WA   98683          1            10/18/02         00
    0434921367                           03           12/01/02          0
1


    284194                               O            11/01/32
    0


    8213725          964/U56             F          224,000.00         ZZ
                                         360        223,807.14          1
                                       6.750          1,452.86         80
                                       6.500          1,452.86
    WESTMINSTER      CO   80021          1            10/29/02         00
    0434921375                           03           12/01/02          0
    284684                               O            11/01/32
    0


    8213727          964/U56             F          203,950.00         T
                                         360        203,823.23          1
                                       8.375          1,550.17         90
                                       8.125          1,550.17
    RENO             NV   89521          1            10/23/02         01
    0434921383                           05           12/01/02         25
    285727                               O            11/01/32
    0


    8213729          964/U56             F           80,446.00         ZZ
                                         360         80,407.46          1
                                       9.625            683.78         95
                                       9.375            683.78
    CONROE           TX   77301          1            10/24/02         23
    0434921870                           05           12/01/02          0
    285614                               N            11/01/32
    0


    8213737          964/U56             F           75,050.00         ZZ
                                         360         74,999.64          1
                                       8.000            550.69         95
                                       7.750            550.69
    PASADENA         TX   77502          1            10/29/02         23
    0434921904                           05           12/01/02          0
    289749                               N            11/01/32
    0


    8213741          964/U56             F          111,150.00         ZZ
                                         360        111,067.51          1
                                       7.500            777.18         95
                                       7.250            777.18
    HOUSTON          TX   77080          1            10/28/02         10
    0434921912                           03           12/01/02         30
    291181                               O            11/01/32
    0


1


    8214805          T08/U57             F          123,500.00         ZZ
                                         360        123,417.13          1
                                       8.000            906.20         95
                                       7.750            906.20
    KISSIMMEE        FL   34744          1            10/30/02         12
    0434924544                           03           12/01/02         30
    11019141                             O            11/01/32
    0


    8214807          T08/U57             F          149,500.00         ZZ
                                         360        149,368.10          4
                                       6.625            957.26         65
                                       6.375            957.26
    NORTH FORT MEYE  FL   33903          2            10/31/02         00
    0434924569                           05           12/01/02          0
    11022571                             N            11/01/32
    0


    8214809          T08/U57             F          146,000.00         ZZ
                                         360        145,851.14          1
                                       5.875            863.65         75
                                       5.625            863.65
    WINTER HAVEN     FL   33881          2            10/30/02         00
    0434924577                           05           12/01/02          0
    11051010                             O            11/01/32
    0


    8214815          T08/U57             F          172,900.00         ZZ
                                         360        172,727.88          1
                                       6.000          1,036.62         95
                                       5.750          1,036.62
    MIRAMAR          FL   33025          1            10/31/02         11
    0434924585                           05           12/01/02         30
    11062053                             O            11/01/32
    0


    8214817          T08/U57             F           93,000.00         ZZ
                                         360         92,937.60          1
                                       8.000            682.40         72
                                       7.750            682.40
    NORTH LAUDERDAL  FL   33068          5            10/31/02         00
    0434924601                           05           12/01/02          0
    11071362                             N            11/01/32
    0


    8214819          T08/U57             F          107,000.00         ZZ
                                         360        106,928.20          1
                                       8.000            785.13         83
                                       7.750            785.13
1


    POMPANO BEACH    FL   33068          2            10/31/02         11
    0434924619                           05           12/01/02         25
    11071361                             N            11/01/32
    0


    8214821          T08/U57             F          134,300.00         ZZ
                                         360        134,237.35          2
                                       9.750          1,153.84         85
                                       9.500          1,153.84
    MIAMI            FL   33127          1            10/31/02         12
    0434924635                           05           12/01/02         25
    11071368                             N            11/01/32
    0


    8214823          T08/U57             F           42,275.00         ZZ
                                         360         42,248.04          1
                                       8.250            317.60         95
                                       8.000            317.60
    TAMPA            FL   33617          1            10/15/02         11
    0434924643                           03           12/01/02         30
    11092484                             O            11/01/32
    0


    8214825          T08/U57             F           48,402.00         ZZ
                                         360         48,366.08          1
                                       7.500            338.43         95
                                       7.250            338.43
    TITUSVILLE       FL   32780          1            10/30/02         11
    0434924650                           05           12/01/02         30
    11141849                             O            11/01/32
    0


    8214827          T08/U57             F           83,400.00         ZZ
                                         360         83,329.93          1
                                       6.875            547.88         79
                                       6.625            547.88
    ORANGE PARK      FL   32073          2            10/30/02         00
    0434924668                           05           12/01/02          0
    11151775                             O            11/01/32
    0


    8214831          T08/U57             F          121,000.00         ZZ
                                         360        120,900.81          1
                                       7.000            805.02        100
                                       6.750            805.02
    JACKSONVILLE     FL   32258          1            11/01/02         12
    0434924684                           05           12/01/02         40
    11151776                             N            11/01/32
    0
1




    8214835          T08/U57             F           69,750.00         ZZ
                                         360         69,750.00          1
                                       7.625            493.69         75
                                       7.375            493.69
    CITRUS SPRINGS   FL   34434          1            11/05/02         00
    0434924700                           05           01/01/03          0
    12070925                             O            12/01/32
    0


    8214841          T08/U57             F          103,500.00         ZZ
                                         360        103,415.16          1
                                       7.000            688.59         90
                                       6.750            688.59
    BROOKSVILLE      FL   34610          1            10/31/02         11
    0434924726                           05           12/01/02         25
    132013526                            O            11/01/32
    0


    8214843          T08/U57             F          284,000.00         ZZ
                                         360        283,533.06          1
                                       7.000          1,889.46         80
                                       6.750          1,889.46
    ORLANDO          FL   32820          1            09/27/02         00
    0434924742                           05           11/01/02          0
    132014371                            O            10/01/32
    0


    8214851          T08/U57             F          185,210.00         ZZ
                                         360        185,079.28          1
                                       7.750          1,326.87         90
                                       7.500          1,326.87
    CLERMONT         FL   34711          1            10/31/02         10
    0434924775                           03           12/01/02         25
    132014628                            O            11/01/32
    0


    8214861          T08/U57             F          200,000.00         ZZ
                                         360        199,800.90          1
                                       6.000          1,199.10         51
                                       5.750          1,199.10
    ORLANDO          FL   32803          2            10/31/02         00
    0434924791                           05           12/01/02          0
    132015042                            O            11/01/32
    0


    8214865          T08/U57             F           93,000.00         ZZ
                                         360         93,000.00          1
1


                                       7.250            634.42        100
                                       7.000            634.42
    DAYTONA BEACH    FL   32118          1            11/04/02         10
    0434924809                           05           01/01/03         40
    132015044                            N            12/01/32
    0


    8214871          T08/U57             F           53,500.00         ZZ
                                         360         53,462.24          1
                                       7.750            383.28         80
                                       7.500            383.28
    OCOEE            FL   34761          1            10/25/02         00
    0434924817                           05           12/01/02          0
    132015062                            N            11/01/32
    0


    8214879          T08/U57             F           53,900.00         ZZ
                                         360         53,855.82          1
                                       7.000            358.60         90
                                       6.750            358.60
    DELTONA          FL   32725          1            10/30/02         10
    0434924874                           05           12/01/02         30
    132015330                            N            11/01/32
    0


    8214887          T08/U57             F           68,400.00         ZZ
                                         360         68,350.50          1
                                       7.625            484.13         80
                                       7.375            484.13
    ORANGE CITY      FL   32763          1            10/29/02         00
    0434924882                           05           12/01/02          0
    132015331                            O            11/01/32
    0


    8214891          T08/U57             F          112,900.00         ZZ
                                         360        112,811.92          1
                                       7.250            770.18        100
                                       7.000            770.18
    CLERMONT         FL   34711          1            10/25/02         10
    0434924908                           03           12/01/02         35
    132015353                            O            11/01/32
    0


    8214895          T08/U57             F           62,985.00         ZZ
                                         360         62,985.00          1
                                       8.000            462.16         81
                                       7.750            462.16
    CLERMONT         FL   34711          5            10/31/02         11
    0434924916                           05           01/01/03         20
1


    14030065                             O            12/01/32
    0


    8214901          T08/U57             F           71,100.00         ZZ
                                         360         71,045.90          1
                                       7.375            491.07         90
                                       7.125            491.07
    PORT CHARLOTTE   FL   33948          1            10/31/02         11
    0434924957                           05           12/01/02         25
    15010426                             O            11/01/32
    0


    8214903          T08/U57             F          108,000.00         ZZ
                                         360        107,909.27          1
                                       6.875            709.48         63
                                       6.625            709.48
    SANFORD          FL   32773          2            10/29/02         00
    0434924981                           05           12/01/02          0
    15020318                             O            11/01/32
    0


    8215021          E22/G01             F          144,000.00         ZZ
                                         360        144,000.00          1
                                       6.875            945.98         80
                                       6.625            945.98
    FRUITA           CO   81521          1            11/18/02         00
    0415428101                           03           01/01/03          0
    0415428101                           O            12/01/32
    0


    8215163          W78/U57             F           65,000.00         ZZ
                                         360         64,971.19          1
                                       9.990            569.94        100
                                       9.490            569.94
    GULFPORT         MS   39503          1            10/25/02         23
    0434947347                           05           12/01/02          0
    0040662127                           O            11/01/32
    0


    8215203          W96/U57             F           63,000.00         ZZ
                                         360         62,947.07          1
                                       6.875            413.87         90
                                       6.625            413.87
    CRAWFORDVILLE    FL   32327          1            10/24/02         11
    0434932364                           03           12/01/02         25
    22100224                             O            11/01/32
    0


1


    8215209          W96/U57             F           53,100.00         ZZ
                                         360         53,063.46          1
                                       7.875            385.01         90
                                       7.625            385.01
    SPRINGFIELD      MO   65804          1            10/21/02         11
    0434932372                           05           12/01/02         30
    22100236                             N            11/01/32
    0


    8215215          W96/U57             F          127,920.00         ZZ
                                         360        127,822.66          2
                                       7.375            883.51         80
                                       7.125            883.51
    CAPE CORAL       FL   33990          1            10/30/02         00
    0434932380                           05           12/01/02          0
    22100315                             N            11/01/32
    0


    8215221          W96/U57             F          430,000.00         ZZ
                                         360        429,611.28          1
                                       6.500          2,717.89         85
                                       6.250          2,717.89
    MADEIRA BEACH    FL   33708          1            10/30/02         10
    0434931697                           05           12/01/02         20
    22100416                             O            11/01/32
    0


    8215227          W96/U57             F          136,800.00         ZZ
                                         360        136,705.86          1
                                       7.875            991.89         95
                                       7.625            991.89
    DAYTONA BEACH    FL   32118          1            10/31/02         12
    0434932398                           05           12/01/02         35
    22100433                             O            11/01/32
    0


    8215233          W96/U57             F           89,900.00         ZZ
                                         360         89,836.55          1
                                       7.750            644.05        100
                                       7.500            644.05
    SAINT AUGUSTINE  FL   32086          1            10/30/02         10
    0434932406                           03           12/01/02         40
    22100462                             N            11/01/32
    0


    8215245          W96/U57             F           30,400.00         ZZ
                                         360         30,383.83          1
                                       9.125            247.34         80
                                       8.875            247.34
1


    TOLEDO           OH   43608          1            10/29/02         00
    0434932430                           05           12/01/02          0
    22060445                             N            11/01/32
    0


    8215251          W96/U57             F           43,200.00         ZZ
                                         360         43,175.15          1
                                       8.750            339.85         80
                                       8.500            339.85
    TOLEDO           OH   43605          1            10/29/02         00
    0434932448                           05           12/01/02          0
    22060446                             N            11/01/32
    0


    8215257          W96/U57             F           99,000.00         ZZ
                                         360         98,918.85          1
                                       7.000            658.65         80
                                       6.750            658.65
    FORT MYERS       FL   33912          2            10/31/02         00
    0434932455                           05           12/01/02          0
    22080218                             N            11/01/32
    0


    8215263          W96/U57             F          124,900.00         ZZ
                                         360        124,795.07          1
                                       6.875            820.50        100
                                       6.625            820.50
    MINNEOLA         FL   34755          1            10/31/02         12
    0434931846                           05           12/01/02         35
    22080627                             O            11/01/32
    0


    8215269          W96/U57             F           42,400.00         ZZ
                                         360         42,374.31          1
                                       8.500            326.02         80
                                       8.250            326.02
    JACKSONVILLE     FL   32206          5            10/21/02         00
    0434932463                           05           12/01/02          0
    22090525                             N            11/01/32
    0


    8215277          W96/U57             F          140,800.00         ZZ
                                         360        140,692.86          2
                                       7.375            972.47         79
                                       7.125            972.47
    CAPE CORAL       FL   33990          1            10/30/02         00
    0434932471                           05           12/01/02          0
    22100053                             N            11/01/32
    0
1




    8215285          W96/U57             F          152,000.00         ZZ
                                         360        151,872.30          1
                                       6.875            998.53         80
                                       6.625            998.53
    BOCA RATON       FL   33433          5            10/24/02         00
    0434932489                           03           12/01/02          0
    22100093                             O            11/01/32
    0


    8215291          W96/U57             F           38,700.00         ZZ
                                         360         38,671.99          1
                                       7.625            273.92         90
                                       7.375            273.92
    TALLAHASSEE      FL   32310          5            10/18/02         11
    0434931903                           05           12/01/02         30
    22100174                             N            11/01/32
    0


    8215303          W78/U57             F          121,000.00         ZZ
                                         360        120,951.81          1
                                      10.490          1,105.93        100
                                       9.990          1,105.93
    PORT ST JOHN     FL   32927          5            10/30/02         23
    0434949939                           05           12/01/02          0
    0040630120                           O            11/01/32
    0


    8215651          Q82/U56             F          232,750.00         ZZ
                                         360        232,622.87          1
                                       9.000          1,872.76         95
                                       8.500          1,872.76
    RICHMOND         VA   23234          1            10/30/02         23
    0434928933                           05           12/01/02          0
    2010021035390                        O            11/01/32
    0


    8216899          926/926             F          210,617.98         ZZ
                                         351        208,683.24          1
                                       7.375          1,464.97         80
                                       6.875          1,464.97
    HILTON HEAD ISL  SC   29928          1            01/18/02         00
    161114230                            03           02/01/02          0
    161114230                            O            04/01/31
    0


    8217209          A38/U57             F          160,000.00         ZZ
                                         360        159,659.02          1
1


                                       7.750          1,146.26         53
                                       7.250          1,146.26
    LONG BEACH       CA   90808          5            08/22/02         00
    0434935078                           05           10/01/02          0
    68020355                             O            09/01/32
    0


    8217311          A38/U57             F          227,000.00         ZZ
                                         180        226,882.32          1
                                       9.250          1,867.47         95
                                       8.750          1,867.47
    UPPER MARLBORO   MD   20774          5            10/31/02         23
    0434937298                           05           12/01/02          0
    67020958                             O            11/01/17
    0


    8217323          A38/U57             F           59,000.00         ZZ
                                         360         58,920.89          1
                                       9.990            517.33        100
                                       9.490            517.33
    PONTIAC          MI   48341          1            09/03/02         23
    0434945416                           05           10/01/02          0
    64021223                             O            09/01/32
    0


    8217573          926/926             F        1,477,200.00         ZZ
                                         180      1,472,227.89          1
                                       6.250         12,665.86         50
                                       6.000         12,665.86
    HILTON HEAD ISL  SC   29928          2            10/18/02         00
    161516509                            05           12/01/02          0
    161516509                            O            11/01/17
    0


    8217599          Q82/U56             F          116,000.00         ZZ
                                         360        115,808.08          1
                                       8.990            932.53        100
                                       8.490            932.53
    MONROE           NC   28112          1            09/09/02         23
    0434925509                           05           10/09/02          0
    201002082321                         O            09/09/32
    0


    8217601          Q82/U56             F           64,600.00         ZZ
                                         360         64,468.81          1
                                       7.990            473.57         85
                                       7.490            473.57
    HUNTINGTON       WV   25704          5            08/29/02         23
    0434925525                           05           10/04/02          0
1


    201002082403                         O            09/04/32
    0


    8217605          Q82/U56             F          172,800.00         ZZ
                                         360        172,630.75          1
                                       9.540          1,458.05         90
                                       9.040          1,458.05
    MYRTLE BEACH     SC   29572          5            09/26/02         23
    0434925541                           05           11/01/02          0
    201002082833                         O            10/01/32
    0


    8217609          Q82/U56             F           42,250.00         ZZ
                                         360         42,207.64          1
                                       9.430            353.11         65
                                       8.930            353.11
    AKRON            OH   44320          5            10/14/02         00
    0434925574                           05           11/18/02          0
    202002081633                         O            10/18/32
    0


    8217617          Q82/U56             F           85,933.00         ZZ
                                         180         85,456.26          1
                                       8.500            846.22        104
                                       8.000            846.22
    ENOLA            PA   17025          5            09/27/02         23
    0434925624                           05           11/07/02          0
    203002099052                         O            10/07/17
    0


    8217621          Q82/U56             F           90,000.00         ZZ
                                         360         89,855.10          1
                                       9.100            730.65        100
                                       8.600            730.65
    SEBASTIAN        FL   32958          5            09/05/02         23
    0434925657                           05           10/10/02          0
    206002085576                         O            09/10/32
    0


    8217629          Q82/U56             F          150,000.00         ZZ
                                         360        149,754.89          1
                                       9.050          1,212.34        100
                                       8.550          1,212.34
    HAMLIN TOWNSHIP  MI   48827          5            09/16/02         23
    0434925699                           05           10/20/02          0
    208002085149                         O            09/20/32
    0


1


    8217657          Q82/U56             F          180,000.00         ZZ
                                         360        179,766.81          1
                                       8.190          1,344.70        100
                                       7.690          1,344.70
    COLFAX           CA   95713          1            09/20/02         23
    0434925897                           05           11/01/02          0
    229002083556                         O            10/01/32
    0


    8218201          E22/G01             F          204,000.00         ZZ
                                         360        204,000.00          1
                                       6.250          1,256.06         80
                                       6.000          1,256.06
    REDMOND          OR   97756          1            11/13/02         00
    0415106616                           05           01/01/03          0
    0415106616                           O            12/01/32
    0


    8219313          F96/U57             F          210,000.00         ZZ
                                         360        209,836.18          1
                                       7.250          1,432.57         63
                                       7.000          1,432.57
    DOVER TOWNSHIP   NJ   08753          5            10/23/02         00
    0434932273                           05           12/01/02          0
    0110022                              O            11/01/32
    0


    8219333          F96/U57             F          268,000.00         ZZ
                                         360        267,820.19          1
                                       8.000          1,966.49         70
                                       7.750          1,966.49
    HAWTHORNE        NJ   07506          5            10/16/02         00
    0434932513                           05           12/01/02          0
    MAIN500                              O            11/01/32
    0


    8219337          F96/U57             F          171,000.00         ZZ
                                         360        170,885.26          2
                                       8.000          1,254.74         90
                                       7.750          1,254.74
    CITY OF PATERSO  NJ   07522          1            10/22/02         04
    0434932661                           05           12/01/02         25
    MAIN00712                            O            11/01/32
    0


    8219341          F96/U57             F          181,000.00         ZZ
                                         360        180,872.25          2
                                       7.750          1,296.71         89
                                       7.500          1,296.71
1


    PATERSON         NJ   07501          2            11/07/02         04
    0434948972                           05           12/01/02         25
    MAIN00828                            O            11/01/32
    0


    8219349          F96/U57             F          191,050.00         ZZ
                                         360        190,960.87          1
                                       9.750          1,641.41         95
                                       9.500          1,641.41
    ROOSEVELT        NY   11575          1            10/09/02         23
    0434932703                           05           12/01/02          0
    NY01Y0407                            O            11/01/32
    0


    8219351          F96/U57             F          265,000.00         ZZ
                                         360        264,771.85          1
                                       6.750          1,718.78         95
                                       6.500          1,718.78
    OZONE PARK       NY   11417          1            10/29/02         04
    0434932729                           05           12/01/02         30
    NY01Y04797                           O            11/01/32
    0


    8219353          F96/U57             F          270,400.00         ZZ
                                         360        270,248.41          1
                                       8.875          2,151.42         80
                                       8.625          2,151.42
    GLEN COVE        NY   11542          5            10/23/02         00
    0434932737                           05           12/01/02          0
    NY01Y05199                           O            11/01/32
    0


    8219355          F96/U57             F          239,200.00         ZZ
                                         360        239,035.39          1
                                       7.875          1,734.36         80
                                       7.625          1,734.36
    JAMAICA          NY   11434          1            10/28/02         00
    0434932745                           05           12/01/02          0
    NY01Y05483                           O            11/01/32
    0


    8219357          F96/U57             F          206,900.00         ZZ
                                         360        206,339.13          1
                                       8.000          1,518.16         90
                                       7.750          1,518.16
    NORTH BABYLON    NY   11703          1            07/10/02         04
    0434932752                           05           09/01/02         25
    NY07C01091                           O            08/01/32
    0
1




    8219359          F96/U57             F          304,000.00         ZZ
                                         360        303,785.44          2
                                       7.750          2,177.89         95
                                       7.500          2,177.89
    CYPRESS HILLS    NY   11208          1            10/28/02         04
    0434932760                           05           12/01/02         30
    NY10Y00941                           O            11/01/32
    0


    8219361          F96/U57             F          399,000.00         ZZ
                                         360        398,688.75          2
                                       7.250          2,721.88         95
                                       7.000          2,721.88
    ROSEDALE         NY   11422          1            10/25/02         04
    0434932778                           05           12/01/02         30
    NY12Y05655                           O            11/01/32
    0


    8220569          F34/U57             F          135,850.00         ZZ
                                         360        135,775.80          1
                                       9.000          1,093.08         95
                                       8.750          1,093.08
    NORTH MIAMI BEA  FL   33162          1            11/04/02         04
    0434946687                           05           12/01/02         30
    32209317                             N            11/01/32
    0


    8220573          F34/U57             F          125,400.00         ZZ
                                         180        125,355.29          2
                                      11.000          1,194.21         95
                                      10.500          1,194.21
    CHICAGO          IL   60609          1            11/05/02         23
    0434942215                           05           12/01/02          0
    32209329                             N            11/01/17
    0


    8220577          F34/U57             F           66,400.00         ZZ
                                         360         66,348.20          1
                                       7.250            452.97         95
                                       7.000            452.97
    MIDDLETOWN       IN   47356          1            10/25/02         12
    0434946737                           05           12/01/02         30
    32210009                             O            11/01/32
    0


    8220581          F34/U57             F          104,500.00         ZZ
                                         360        104,456.17          2
1


                                      10.250            936.43         95
                                      10.000            936.43
    COLUMBUS         OH   43207          1            10/21/02         12
    0434942223                           05           12/01/02         30
    32210036                             N            11/01/32
    0


    8220591          F34/U57             F          123,500.00         ZZ
                                         360        123,428.94          1
                                       8.750            971.58         95
                                       8.500            971.58
    SUMNER           MI   48889          5            10/25/02         12
    0434946760                           05           12/01/02         30
    32210052                             O            11/01/32
    0


    8220595          F34/U57             F          104,500.00         ZZ
                                         180        104,500.00          2
                                      10.250            936.43         95
                                       9.750            936.43
    CHICAGO          IL   60636          1            11/01/02         12
    0434946786                           05           01/01/03         30
    32210065                             N            12/01/17
    0


    8220599          F34/U57             F           63,650.00         ZZ
                                         180         63,618.70          1
                                       9.500            535.20         95
                                       9.250            535.20
    SALISBURY        NC   28144          1            10/28/02         12
    0434946794                           05           12/01/02         30
    32210069                             N            11/01/17
    0


    8220605          F34/U57             F          125,900.00         ZZ
                                         360        125,815.52          1
                                       8.000            923.81         80
                                       7.750            923.81
    WALDORF          MD   20602          1            10/22/02         00
    0434942264                           05           12/01/02          0
    32210070                             O            11/01/32
    0


    8220611          F34/U57             F          168,000.00         T
                                         360        167,900.81          1
                                       8.625          1,306.69         80
                                       8.375          1,306.69
    ANGOLA           IN   46703          1            10/23/02         00
    0434942280                           05           12/01/02          0
1


    32210074                             O            11/01/32
    0


    8220619          F34/U57             F          117,000.00         ZZ
                                         360        116,919.48          1
                                       7.875            848.33         90
                                       7.625            848.33
    NEWARK           NJ   07108          1            10/28/02         12
    0434946869                           05           12/01/02         30
    32210085                             O            11/01/32
    0


    8220625          F34/U57             F           57,950.00         ZZ
                                         360         57,918.35          1
                                       9.000            466.28         95
                                       8.750            466.28
    CHICAGO          IL   60637          1            10/28/02         12
    0434942322                           05           12/01/02         30
    32210088                             N            11/01/32
    0


    8220627          F34/U57             F           58,400.00         ZZ
                                         360         58,363.70          1
                                       8.375            443.88         80
                                       8.125            443.88
    PHILADELPHIA     PA   19144          1            10/31/02         00
    0434942330                           05           12/01/02          0
    32210101                             N            11/01/32
    0


    8220639          F34/U57             F           74,100.00         ZZ
                                         360         74,100.00          1
                                       8.000            543.72         95
                                       7.750            543.72
    COVINGTON        KY   41015          5            10/31/02         12
    0434946901                           05           01/01/03         30
    32210134                             O            12/01/32
    0


    8220643          F34/U57             F          108,300.00         ZZ
                                         360        108,234.39          1
                                       8.500            832.73         95
                                       8.250            832.73
    DALLAS           TX   75232          1            10/31/02         12
    0434946927                           05           12/01/02         30
    32210180                             N            11/01/32
    0


1


    8220647          F34/U57             F           56,050.00         ZZ
                                         360         55,994.63          1
                                       9.500            471.30         95
                                       9.250            471.30
    RICHMOND         VA   23224          1            09/30/02         12
    0434946935                           05           11/01/02         30
    33207160                             N            10/01/32
    0


    8220653          F34/U57             F           51,650.00         ZZ
                                         180         51,625.91          1
                                       9.750            443.75         95
                                       9.250            443.75
    CHICAGO          IL   60628          1            10/21/02         23
    0434942371                           05           12/01/02          0
    33208078                             N            11/01/17
    0


    8220657          F34/U57             F          399,000.00         ZZ
                                         360        398,561.57          1
                                       8.990          3,207.57         95
                                       8.740          3,207.57
    MUNSTER          IN   46321          1            09/30/02         12
    0434946943                           05           11/01/02         30
    33208098                             O            10/01/32
    0


    8220661          F34/U57             F          204,250.00         ZZ
                                         180        204,025.57          2
                                       8.990          1,641.97         95
                                       8.490          1,641.97
    CHICAGO          IL   60624          1            09/30/02         12
    0434946950                           05           11/01/02         30
    33208109                             N            10/01/17
    0


    8220673          F34/U57             F          266,000.00         ZZ
                                         360        265,692.81          1
                                       8.750          2,092.62         95
                                       8.500          2,092.62
    COLUMBUS         OH   43214          5            09/24/02         23
    0434942421                           05           11/01/02          0
    33208145                             O            10/01/32
    0


    8220675          F34/U57             F           94,400.00         ZZ
                                         360         94,342.82          1
                                       8.500            725.85         80
                                       8.250            725.85
1


    WEST PALM BEACH  FL   33407          1            10/24/02         00
    0434942439                           05           12/01/02          0
    33208168                             N            11/01/32
    0


    8220691          F34/U57             F          116,100.00         ZZ
                                         180        115,426.15          1
                                       7.990          1,108.84         90
                                       7.740          1,108.84
    OVIEDO           FL   32765          5            09/25/02         12
    0434953568                           03           11/01/02         30
    33209011                             O            10/01/17
    0


    8220697          F34/U57             F          104,800.00         ZZ
                                         360        104,672.57          1
                                       8.500            805.82         80
                                       8.250            805.82
    FORT LAUDERDALE  FL   33312          5            09/25/02         00
    0434942454                           05           11/01/02          0
    33209013                             O            10/01/32
    0


    8220703          F34/U57             F           61,700.00         ZZ
                                         360         61,671.21          1
                                       9.750            530.10        100
                                       9.500            530.10
    BELLEFONTAINE    OH   43311          1            10/02/02         23
    0434942462                           05           12/01/02          0
    33209029                             O            11/01/32
    0


    8220707          F34/U57             F          222,750.00         ZZ
                                         360        222,434.60          2
                                       7.750          1,595.81         90
                                       7.500          1,595.81
    MINNEAPOLIS      MN   55443          1            09/30/02         12
    0434947057                           05           11/01/02         30
    33209042                             N            10/01/32
    0


    8220711          F34/U57             F          108,300.00         ZZ
                                         360        108,146.63          1
                                       7.750            775.87         95
                                       7.500            775.87
    KISSIMMEE        FL   34743          5            09/30/02         12
    0434947065                           05           11/01/02         30
    33209043                             O            10/01/32
    0
1




    8220715          F34/U57             F           65,050.00         ZZ
                                         360         64,989.05          1
                                       9.750            558.88         95
                                       9.500            558.88
    ORLANDO          FL   32808          1            09/30/02         12
    0434947081                           05           11/01/02         30
    33209044                             N            10/01/32
    0


    8220719          F34/U57             F          312,000.00         ZZ
                                         360        311,829.22          1
                                       8.990          2,508.18         80
                                       8.740          2,508.18
    NEW WINDSOR      MD   21776          2            10/28/02         00
    0434942470                           05           12/01/02          0
    33209047                             O            11/01/32
    0


    8220729          F34/U57             F           94,050.00         ZZ
                                         360         93,995.89          1
                                       8.750            739.89         95
                                       8.500            739.89
    DYERSBURG        TN   38024          5            10/11/02         12
    0434942496                           05           12/01/02         30
    33209061                             O            11/01/32
    0


    8220733          F34/U57             F           95,200.00         ZZ
                                         360         95,147.89          1
                                       8.990            765.32         80
                                       8.740            765.32
    CHARLOTTE        NC   28214          1            10/21/02         00
    0434942504                           05           12/01/02          0
    33209063                             N            11/01/32
    0


    8220771          F34/U57             F          129,200.00         ZZ
                                         360        129,117.60          1
                                       8.250            970.64         95
                                       8.000            970.64
    FLINT            MI   48507          1            10/16/02         12
    0434942546                           05           12/01/02         30
    33209065                             O            11/01/32
    0


    8220777          F34/U57             F          111,950.00         ZZ
                                         360        111,888.72          1
1


                                       8.990            899.97         80
                                       8.740            899.97
    CHARLOTTE        NC   28216          1            10/21/02         00
    0434942553                           05           12/01/02          0
    33209074                             N            11/01/32
    0


    8220783          F34/U57             F           92,000.00         ZZ
                                         360         91,944.27          1
                                       8.500            707.40         80
                                       8.250            707.40
    ORLANDO          FL   32825          1            10/07/02         00
    0434942579                           05           12/01/02          0
    33209079                             N            11/01/32
    0


    8220793          F34/U57             F          146,300.00         ZZ
                                         180        146,196.74          1
                                       7.750          1,048.11         95
                                       7.500          1,048.11
    HANOVER PARK     IL   60133          5            10/16/02         23
    0434942595                           05           12/01/02          0
    33209081                             O            11/01/17
    0


    8220797          F34/U57             F           60,300.00         ZZ
                                         360         60,267.00          1
                                       8.990            484.75         95
                                       8.740            484.75
    OCALA            FL   34472          1            10/22/02         12
    0434942611                           05           12/01/02         30
    33209083                             N            11/01/32
    0


    8220801          F34/U57             F          207,000.00         ZZ
                                         360        206,838.53          1
                                       7.250          1,412.10         90
                                       7.000          1,412.10
    ALEXANDRIA       VA   22304          2            10/29/02         12
    0434947222                           01           12/01/02         30
    33209086                             O            11/01/32
    0


    8220805          F34/U57             F          140,500.00         ZZ
                                         360        140,395.73          1
                                       7.500            982.40         95
                                       7.250            982.40
    DESOTO           TX   75115          1            10/04/02         12
    0434947230                           05           12/01/02         30
1


    33209087                             O            11/01/32
    0


    8220811          F34/U57             F          125,900.00         ZZ
                                         360        125,827.56          2
                                       8.750            990.46         90
                                       8.500            990.46
    FORT LAUDERDALE  FL   33317          1            10/28/02         12
    0434942637                           05           12/01/02         30
    33209092                             N            11/01/32
    0


    8220813          F34/U57             F          156,750.00         ZZ
                                         180        156,672.90          2
                                       9.500          1,318.04         95
                                       9.250          1,318.04
    EVANSTON         IL   60201          1            10/24/02         12
    0434947305                           05           12/01/02         30
    33209095                             N            11/01/17
    0


    8220821          F34/U57             F          487,000.00         ZZ
                                         360        486,559.75          1
                                       6.500          3,078.17         56
                                       6.250          3,078.17
    WASHINGTON       DC   20007          5            10/30/02         00
    0434942645                           05           12/01/02          0
    33209099                             O            11/01/32
    0


    8220825          F34/U57             F          178,500.00         ZZ
                                         360        178,360.76          1
                                       7.250          1,217.68         95
                                       7.000          1,217.68
    WESTON           FL   33327          1            10/18/02         12
    0434942652                           03           12/01/02         30
    33209104                             O            11/01/32
    0


    8220833          F34/U57             F          283,500.00         ZZ
                                         360        283,261.83          1
                                       6.875          1,862.39         90
                                       6.625          1,862.39
    TRAVERSE CITY    MI   49686          2            10/16/02         12
    0434947354                           05           12/01/02         30
    33209110                             O            11/01/32
    0


1


    8220841          F34/U57             F           84,500.00         ZZ
                                         360         84,430.60          1
                                       6.990            561.61         15
                                       6.740            561.61
    CAPE CORAL       FL   33993          5            10/16/02         00
    0434942678                           05           12/01/02          0
    33210003                             O            11/01/32
    0


    8220847          F34/U57             F          114,000.00         ZZ
                                         360        113,934.41          1
                                       8.750            896.84         95
                                       8.500            896.84
    INDIANAPOLIS     IN   46241          5            10/28/02         23
    0434942702                           05           12/01/02          0
    33210006                             O            11/01/32
    0


    8220851          F34/U57             F          133,000.00         ZZ
                                         360        132,890.77          1
                                       6.990            883.96         80
                                       6.740            883.96
    WIND GAP         PA   18091          5            10/21/02         00
    0434947412                           05           12/01/02          0
    33210026                             O            11/01/32
    0


    8220857          F34/U57             F          199,500.00         ZZ
                                         360        199,336.15          1
                                       6.990          1,325.94         93
                                       6.740          1,325.94
    TOLEDO           OH   43623          5            10/23/02         12
    0434947461                           05           12/01/02         30
    33210042                             O            11/01/32
    0


    8220861          F34/U57             F           68,850.00         ZZ
                                         360         68,810.39          1
                                       8.750            541.64         95
                                       8.500            541.64
    DOVER            DE   19904          1            10/31/02         12
    0434947487                           05           12/01/02         30
    33210044                             N            11/01/32
    0


    8220865          F34/U57             F          660,000.00         ZZ
                                         360        659,620.28          1
                                       8.750          5,192.22         80
                                       8.500          5,192.22
1


    AVENTURA         FL   33180          1            10/22/02         00
    0434953576                           06           12/01/02          0
    33210046                             O            11/01/32
    0


    8220869          F34/U57             F          138,700.00         ZZ
                                         360        138,606.75          1
                                       7.990          1,016.76         95
                                       7.740          1,016.76
    ELYRIA           OH   44035          5            10/25/02         12
    0434947511                           05           12/01/02         30
    33210054                             O            11/01/32
    0


    8220873          F34/U57             F          160,800.00         ZZ
                                         180        160,697.46          1
                                       8.250          1,208.04         80
                                       8.000          1,208.04
    CHICAGO          IL   60608          1            10/30/02         00
    0434942769                           05           12/01/02          0
    33210055                             O            11/01/17
    0


    8220881          F34/U57             F          118,750.00         ZZ
                                         360        118,685.00          1
                                       8.990            954.64         95
                                       8.740            954.64
    SAINT PAUL       MN   55104          1            10/25/02         23
    0434942801                           05           12/01/02          0
    33210069                             N            11/01/32
    0


    8220887          F34/U57             F          139,900.00         ZZ
                                         360        139,823.42          1
                                       8.990          1,124.66         80
                                       8.740          1,124.66
    PALM HARBOR      FL   34683          1            10/31/02         00
    0434942835                           05           12/01/02          0
    33210071                             O            11/01/32
    0


    8220895          F34/U57             F          320,000.00         ZZ
                                         360        319,774.15          1
                                       7.750          2,292.52         80
                                       7.500          2,292.52
    ARLINGTON        VA   22205          1            11/01/02         00
    0434942850                           05           12/01/02          0
    33210091                             O            11/01/32
    0
1




    8220899          F34/U57             F          119,100.00         ZZ
                                         360        119,011.62          1
                                       7.500            832.76         80
                                       7.250            832.76
    RACINE           WI   53405          1            10/31/02         00
    0434942884                           05           12/01/02          0
    33210106                             O            11/01/32
    0


    8220915          F34/U57             F          155,500.00         ZZ
                                         360        155,352.46          1
                                       6.250            957.44         46
                                       6.000            957.44
    VIENNA           VA   22180          2            10/21/02         00
    0434942942                           05           12/01/02          0
    37209012                             O            11/01/32
    0


    8220917          F34/U57             F        1,600,000.00         ZZ
                                         360      1,598,444.90          1
                                       6.125          9,721.77         67
                                       5.875          9,721.77
    WASHINGTON       DC   20007          5            10/18/02         00
    0434942967                           05           12/01/02          0
    37210004                             O            11/01/32
    0


    8220923          F34/U57             F          103,950.00         ZZ
                                         360        103,878.46          1
                                       7.875            753.71         80
                                       7.625            753.71
    FORT WORTH       TX   76118          2            10/25/02         00
    0434942991                           05           12/01/02          0
    39210032                             O            11/01/32
    0


    8220927          F34/U57             F          179,550.00         ZZ
                                         180        179,441.23          1
                                       8.500          1,380.58         90
                                       8.000          1,380.58
    PLAINFIELD       NJ   07063          5            10/15/02         12
    0434943015                           05           12/01/02         25
    42210001                             O            11/01/17
    0


    8220931          F34/U57             F          300,000.00         ZZ
                                         180        299,798.71          1
1


                                       8.000          2,201.29         75
                                       7.750          2,201.29
    MONROE TOWNSHIP  NJ   08831          1            10/18/02         00
    0434943031                           05           12/01/02          0
    42210002                             O            11/01/17
    0


    8220941          F34/U57             F          348,000.00         ZZ
                                         180        347,778.09          1
                                       8.250          2,614.41         80
                                       7.750          2,614.41
    HIGHTSTOWN       NJ   08520          1            11/01/02         00
    0434943064                           05           12/01/02          0
    42210008                             O            11/01/17
    0


    8220947          F34/U57             F           94,400.00         ZZ
                                         360         94,259.44          1
                                       7.500            660.06         80
                                       7.250            660.06
    PORT SAINT LUCI  FL   34953          2            09/27/02         00
    0434943106                           05           11/01/02          0
    42290004                             O            10/01/32
    0


    8220953          F34/U57             F          140,000.00         ZZ
                                         360        139,791.55          1
                                       7.500            978.90         66
                                       7.250            978.90
    FORT WASHINGTON  MD   20744          2            09/25/02         00
    0434943122                           05           11/01/02          0
    44209000                             O            10/01/32
    0


    8220957          F34/U57             F          127,200.00         ZZ
                                         360        127,112.46          1
                                       7.875            922.29         80
                                       7.625            922.29
    WOODBRIDGE       VA   22192          1            10/28/02         00
    0434943155                           03           12/01/02          0
    50021008                             N            11/01/32
    0


    8220965          F34/U57             F          285,500.00         ZZ
                                         360        285,235.57          1
                                       6.375          1,781.15         76
                                       6.125          1,781.15
    WOODBRIDGE       VA   22193          5            10/25/02         00
    0434943205                           05           12/01/02          0
1


    50029003                             O            11/01/32
    0


    8220973          F34/U57             F           53,200.00         ZZ
                                         360         53,173.84          1
                                       9.500            447.33         95
                                       9.250            447.33
    LOWELL           NC   28098          5            10/03/02         12
    0434943262                           05           12/01/02         30
    51209002                             N            11/01/32
    0


    8220977          F34/U57             F           55,100.00         ZZ
                                         360         55,072.90          1
                                       9.500            463.31         95
                                       9.250            463.31
    LOWELL           NC   28098          5            10/03/02         12
    0434943312                           05           12/01/02         30
    51209003                             N            11/01/32
    0


    8220981          F34/U57             F          132,050.00         ZZ
                                         360        131,967.92          1
                                       8.375          1,003.68         95
                                       8.125          1,003.68
    YOUNGSVILLE      NC   27596          1            10/02/02         12
    0434947826                           05           12/01/02         30
    51209011                             O            11/01/32
    0


    8220985          F34/U57             F          197,600.00         ZZ
                                         180        197,371.79          1
                                       8.750          1,554.52         95
                                       8.500          1,554.52
    ELK GROVE VILLA  IL   60007          1            09/30/02         12
    0434943338                           05           11/01/02         30
    51209012                             N            10/01/17
    0


    8220989          F34/U57             F          166,250.00         ZZ
                                         360        166,151.80          1
                                       8.625          1,293.08         95
                                       8.375          1,293.08
    LAKEVILLE        MN   55044          1            10/17/02         12
    0434943353                           05           12/01/02         30
    51210008                             N            11/01/32
    0


1


    8220995          F34/U57             F          104,500.00         ZZ
                                         360        104,439.88          1
                                       8.750            822.10         95
                                       8.500            822.10
    MINNEAPOLIS      MN   55412          1            11/01/02         12
    0434943379                           05           12/01/02         30
    51210014                             O            11/01/32
    0


    8220999          F34/U57             F          130,400.00         T
                                         360        130,310.30          1
                                       7.875            945.49         80
                                       7.625            945.49
    GRAND MARAIS     MN   55604          1            10/25/02         00
    0434943395                           05           12/01/02          0
    51210015                             O            11/01/32
    0


    8221015          F34/U57             F          215,850.00         ZZ
                                         360        215,693.78          1
                                       7.625          1,527.77         95
                                       7.375          1,527.77
    WINCHESTER       VA   22602          1            10/18/02         12
    0434943486                           03           12/01/02         35
    02204025                             O            11/01/32
    0


    8221019          F34/U57             F          188,500.00         ZZ
                                         360        188,329.59          1
                                       6.500          1,191.45         80
                                       6.250          1,191.45
    MARTINSBURG      WV   25401          1            10/11/02         00
    0434943510                           03           12/01/02          0
    02920832                             O            11/01/32
    0


    8221025          F34/U57             F          145,850.00         ZZ
                                         360        145,711.62          1
                                       6.250            898.02         80
                                       6.000            898.02
    GREENCASTLE      PA   17225          1            10/24/02         00
    0434943544                           03           12/01/02          0
    02920938                             O            11/01/32
    0


    8221027          F34/U57             F           77,150.00         ZZ
                                         360         77,150.00          1
                                       8.125            572.84         76
                                       7.875            572.84
1


    MARTINSBURG      WV   25401          1            11/04/02         00
    0434943569                           03           01/01/03          0
    02921008                             N            12/01/32
    0


    8221037          F34/U57             F          498,750.00         ZZ
                                         360        497,832.38          1
                                       9.875          4,330.89         95
                                       9.625          4,330.89
    MC LEAN          VA   22101          1            08/02/02         23
    0434943593                           05           09/01/02          0
    10206008                             O            08/01/32
    0


    8221039          F34/U57             F          195,500.00         ZZ
                                         360        195,314.50          1
                                       6.250          1,203.73         70
                                       6.000          1,203.73
    STAFFORD         VA   22554          2            10/28/02         00
    0434943619                           03           12/01/02          0
    10209034                             O            11/01/32
    0


    8221041          F34/U57             F          233,600.00         ZZ
                                         360        233,430.92          1
                                       7.625          1,653.41         80
                                       7.375          1,653.41
    FAIRFAX          VA   22032          5            10/25/02         00
    0434943627                           03           12/01/02          0
    13209017                             O            11/01/32
    0


    8221045          F34/U57             F          153,900.00         ZZ
                                         360        153,801.86          1
                                       8.250          1,156.20         95
                                       8.000          1,156.20
    CLINTON          MD   20735          1            10/29/02         12
    0434948048                           05           12/01/02         30
    13209024                             N            11/01/32
    0


    8221047          F34/U57             F          110,400.00         ZZ
                                         360        110,331.38          1
                                       8.375            839.12         80
                                       8.125            839.12
    HYATTSVILLE      MD   20782          1            10/11/02         00
    0434943635                           05           12/01/02          0
    13209056                             N            11/01/32
    0
1




    8221051          F34/U57             F          223,000.00         ZZ
                                         360        222,850.38          1
                                       8.000          1,636.29         67
                                       7.750          1,636.29
    ALEXANDRIA       VA   22304          5            10/11/02         00
    0434948071                           01           12/01/02          0
    13210006                             O            11/01/32
    0


    8221055          F34/U57             F          330,000.00         ZZ
                                         360        329,694.36          1
                                       6.375          2,058.77         48
                                       6.125          2,058.77
    ALEXANDRIA       VA   22307          2            10/24/02         00
    0434943650                           05           12/01/02          0
    13210017                             O            11/01/32
    0


    8221057          F34/U57             F          185,600.00         ZZ
                                         360        185,481.65          1
                                       8.250          1,394.35         80
                                       8.000          1,394.35
    SILVER SPRING    MD   20901          1            10/25/02         00
    0434943668                           05           12/01/02          0
    22207019                             O            11/01/32
    0


    8221059          F34/U57             F          180,000.00         ZZ
                                         360        179,879.22          1
                                       8.000          1,320.78         80
                                       7.750          1,320.78
    WASHINGTON       DC   20002          1            10/31/02         00
    0434943684                           05           12/01/02          0
    22208033                             O            11/01/32
    0


    8221067          F34/U57             F          151,200.00         ZZ
                                         360        151,056.50          1
                                       6.250            930.96         80
                                       6.000            930.96
    MECHANICSVILLE   MD   20659          1            10/16/02         00
    0434943726                           05           12/01/02          0
    22209000                             O            11/01/32
    0


    8221069          F34/U57             F          165,600.00         ZZ
                                         360        165,497.07          1
1


                                       8.375          1,258.68         80
                                       8.125          1,258.68
    ADELPHI          MD   20783          1            10/25/02         00
    0434943734                           05           12/01/02          0
    22209041                             O            11/01/32
    0


    8221081          F34/U57             F          213,750.00         ZZ
                                         180        213,461.61          1
                                       7.990          1,566.93         95
                                       7.740          1,566.93
    CROWNSVILLE      MD   21032          2            09/30/02         12
    0434948188                           05           11/01/02         30
    30208055                             O            10/01/17
    0


    8221089          F34/U57             F          188,000.00         ZZ
                                         360        187,782.87          1
                                       8.750          1,479.00         80
                                       8.500          1,479.00
    BROOKLYN PARK    MN   55445          1            09/30/02         00
    0434943866                           05           11/01/02          0
    30209013                             O            10/01/32
    0


    8221091          F34/U57             F          110,200.00         ZZ
                                         360        110,138.22          1
                                       8.875            876.80         95
                                       8.625            876.80
    SEBASTIAN        FL   32976          1            10/22/02         12
    0434943874                           05           12/01/02         30
    30209022                             N            11/01/32
    0


    8221093          F34/U57             F           97,850.00         ZZ
                                         360         97,793.70          1
                                       8.750            769.79         95
                                       8.500            769.79
    MINNEAPOLIS      MN   55411          1            10/11/02         12
    0434943882                           05           12/01/02         30
    30209024                             N            11/01/32
    0


    8221095          F34/U57             F           76,000.00         ZZ
                                         360         75,957.39          1
                                       8.875            604.69         80
                                       8.625            604.69
    WESTLAND         MI   48186          1            10/16/02         00
    0434943908                           05           12/01/02          0
1


    30209025                             N            11/01/32
    0


    8221097          F34/U57             F           77,600.00         ZZ
                                         360         77,556.50          1
                                       8.875            617.42         80
                                       8.625            617.42
    TACOMA           WA   98418          1            10/31/02         00
    0434943916                           05           12/01/02          0
    30209026                             N            11/01/32
    0


    8221101          F34/U57             F           94,500.00         ZZ
                                         360         94,447.03          1
                                       8.875            751.88         95
                                       8.625            751.88
    HOUSTON          TX   77099          1            10/08/02         12
    0434943932                           03           12/01/02         30
    30209028                             N            11/01/32
    0


    8221103          F34/U57             F          111,300.00         ZZ
                                         360        111,250.66          1
                                       9.990            975.91         95
                                       9.740            975.91
    MOUNT RAINER     MD   20712          1            10/22/02         23
    0434943957                           05           12/01/02          0
    30209032                             N            11/01/32
    0


    8221105          F34/U57             F           94,050.00         ZZ
                                         360         94,004.94          1
                                       9.625            799.42         95
                                       9.375            799.42
    MINNEAPOLIS      MN   55411          1            10/18/02         23
    0434943965                           05           12/01/02          0
    30209034                             N            11/01/32
    0


    8221109          F34/U57             F          151,900.00         ZZ
                                         360        151,814.85          1
                                       8.875          1,208.58         95
                                       8.625          1,208.58
    WESTLAND         MI   48186          1            10/10/02         12
    0434943973                           05           12/01/02         30
    30209037                             N            11/01/32
    0


1


    8221111          F34/U57             F           98,400.00         ZZ
                                         360         98,340.39          1
                                       8.500            756.61         80
                                       8.250            756.61
    MONTGOMERY VILL  MD   20886          1            10/15/02         00
    0434948279                           01           12/01/02          0
    30209042                             O            11/01/32
    0


    8221115          F34/U57             F          100,600.00         ZZ
                                         360        100,534.20          1
                                       8.125            746.95         95
                                       7.875            746.95
    AUBURN           PA   17922          1            10/25/02         12
    0434948303                           05           12/01/02         30
    30210000                             O            11/01/32
    0


    8221117          F34/U57             F           65,600.00         ZZ
                                         360         65,564.09          1
                                       8.990            527.36         80
                                       8.740            527.36
    BETHANY          OK   73008          5            10/22/02         00
    0434944013                           05           12/01/02          0
    30210001                             N            11/01/32
    0


    8221135          F34/U57             F          137,650.00         ZZ
                                         180        137,552.85          1
                                       7.750            986.14         95
                                       7.250            986.14
    NAPERVILLE       IL   60564          1            10/25/02         12
    0434944062                           03           12/01/02         30
    30210019                             O            11/01/17
    0


    8221143          F34/U57             F          141,550.00         ZZ
                                         360        141,464.25          1
                                       8.500          1,088.40         95
                                       8.250          1,088.40
    MINNEAPOLIS      MN   55406          1            10/31/02         12
    0434948378                           05           12/01/02         30
    30210030                             N            11/01/32
    0


    8221147          F34/U57             F          166,200.00         ZZ
                                         360        166,104.38          1
                                       8.750          1,307.50         95
                                       8.500          1,307.50
1


    NEW BRIGHTON     MN   55112          5            10/30/02         12
    0434948386                           05           12/01/02         30
    30210032                             O            11/01/32
    0


    8221155          F34/U57             F           71,250.00         ZZ
                                         180         71,215.86          1
                                       9.625            605.62         95
                                       9.375            605.62
    CHICAGO          IL   60628          1            10/17/02         12
    0434948394                           05           12/01/02         30
    32207264                             N            11/01/17
    0


    8221167          F34/U57             F           28,500.00         ZZ
                                         360         28,487.05          1
                                       9.875            247.48         95
                                       9.625            247.48
    TOLEDO           OH   43608          1            10/11/02         23
    0434944153                           05           12/01/02          0
    32208192                             N            11/01/32
    0


    8221175          F34/U57             F           54,000.00         ZZ
                                         180         53,831.48          1
                                       7.125            489.15         90
                                       6.875            489.15
    LABELLE          FL   33935          1            10/16/02         12
    0434953584                           05           12/01/02         30
    32208225                             O            11/01/17
    0


    8221187          F34/U57             F           44,000.00         ZZ
                                         360         43,977.19          1
                                       9.250            361.98         80
                                       9.000            361.98
    ALLENTOWN        PA   18102          5            10/29/02         00
    0434944179                           05           12/01/02          0
    32208274                             N            11/01/32
    0


    8221193          F34/U57             F           86,450.00         ZZ
                                         360         86,396.27          1
                                       8.375            657.08         95
                                       8.125            657.08
    MEMPHIS          TN   38128          1            10/15/02         12
    0434948477                           05           12/01/02         30
    32208301                             N            11/01/32
    0
1




    8221199          F34/U57             F           95,100.00         ZZ
                                         360         95,046.68          1
                                       8.875            756.66         80
                                       8.625            756.66
    LITCHFIELD PARK  AZ   85340          1            10/18/02         00
    0434944229                           05           12/01/02          0
    32208317                             N            11/01/32
    0


    8221209          F34/U57             F          109,400.00         ZZ
                                         360        109,338.66          1
                                       8.875            870.44         80
                                       8.625            870.44
    LITCHFIELD PARK  AZ   85340          1            10/18/02         00
    0434944252                           05           12/01/02          0
    32208320                             N            11/01/32
    0


    8221233          F34/U57             F           51,300.00         ZZ
                                         360         51,279.62          1
                                      10.500            469.26         90
                                      10.250            469.26
    SAINT LOUIS      MO   63134          1            10/10/02         23
    0434944310                           05           12/01/02          0
    32209118                             N            11/01/32
    0


    8221241          F34/U57             F          119,400.00         ZZ
                                         180        119,080.89          1
                                       8.875          1,202.17         95
                                       8.625          1,202.17
    HOUSTON          TX   77095          1            10/08/02         12
    0434953592                           03           12/01/02         30
    32209128                             N            11/01/17
    0


    8221247          F34/U57             F          110,200.00         ZZ
                                         360        110,134.94          1
                                       8.625            857.12         95
                                       8.375            857.12
    HOUSTON          TX   77083          1            10/29/02         12
    0434948576                           05           12/01/02         30
    32209138                             N            11/01/32
    0


    8221253          F34/U57             F           67,900.00         ZZ
                                         360         67,866.60          1
1


                                       9.500            570.94         95
                                       9.250            570.94
    DETROIT          MI   48224          1            10/17/02         12
    0434948584                           05           12/01/02         30
    32209141                             N            11/01/32
    0


    8221255          F34/U57             F           52,250.00         ZZ
                                         360         52,218.34          1
                                       8.500            401.76         95
                                       8.250            401.76
    DETROIT          MI   48228          1            10/30/02         12
    0434948600                           05           12/01/02         30
    32209162                             N            11/01/32
    0


    8221259          F34/U57             F          135,000.00         ZZ
                                         180        134,938.67          1
                                       9.875          1,172.27         90
                                       9.375          1,172.27
    KEANSBURG        NJ   07734          1            10/30/02         12
    0434948626                           05           12/01/02         30
    32209172                             N            11/01/17
    0


    8221261          F34/U57             F          127,300.00         ZZ
                                         360        127,212.40          1
                                       7.875            923.01         95
                                       7.625            923.01
    TAMPA            FL   33614          1            10/07/02         12
    0434944369                           05           12/01/02         30
    32209174                             O            11/01/32
    0


    8221267          F34/U57             F           72,000.00         ZZ
                                         360         71,967.29          1
                                       9.875            625.21         90
                                       9.625            625.21
    JACKSONVILLE     FL   32208          1            10/17/02         12
    0434944401                           05           12/01/02         30
    32209206                             N            11/01/32
    0


    8221269          F34/U57             F           68,000.00         ZZ
                                         360         67,942.87          1
                                       6.875            446.71         80
                                       6.625            446.71
    PORT CHARLOTTE   FL   33952          2            10/04/02         00
    0434944419                           05           12/01/02          0
1


    32209209                             O            11/01/32
    0


    8221271          F34/U57             F          103,950.00         ZZ
                                         360        103,885.38          1
                                       8.375            790.10         80
                                       8.125            790.10
    LAS VEGAS        NV   89128          1            10/25/02         00
    0434948659                           03           12/01/02          0
    32209212                             N            11/01/32
    0


    8221273          F34/U57             F           58,800.00         ZZ
                                         360         58,767.88          1
                                       9.000            473.12         95
                                       8.750            473.12
    MILLINGTON       TN   38053          1            10/28/02         12
    0434944427                           05           12/01/02         30
    32209315                             N            11/01/32
    0


    8221277          F34/U57             F           40,000.00         ZZ
                                         360         39,980.33          1
                                       9.500            336.34         80
                                       9.250            336.34
    NORFOLK          VA   23513          5            10/21/02         00
    0434944443                           05           12/01/02          0
    32209215                             N            11/01/32
    0


    8221283          F34/U57             F          246,900.00         ZZ
                                         360        246,716.77          1
                                       7.500          1,726.36         95
                                       7.250          1,726.36
    HACIENDA HEIGHT  CA   91745          1            10/24/02         12
    0434948683                           05           12/01/02         30
    32209230                             O            11/01/32
    0


    8221285          F34/U57             F          111,900.00         ZZ
                                         360        111,833.93          1
                                       8.625            870.35         80
                                       8.375            870.35
    ELKHART          IN   46516          1            10/25/02         00
    0434944476                           05           12/01/02          0
    32209250                             O            11/01/32
    0


1


    8221293          F34/U57             F           86,450.00         ZZ
                                         360         86,407.48          1
                                       9.500            726.92         95
                                       9.250            726.92
    ORLANDO          FL   32808          1            10/15/02         12
    0434948709                           05           12/01/02         30
    32209256                             N            11/01/32
    0


    8221333          F34/U57             F           64,000.00         ZZ
                                         180         63,834.65          1
                                       9.250            658.68         80
                                       9.000            658.68
    HAMPTON          VA   23661          5            10/23/02         00
    0434944518                           05           12/01/02          0
    32209257                             N            11/01/17
    0


    8221335          F34/U57             F          166,700.00         ZZ
                                         180        166,599.01          1
                                       8.500          1,281.78         95
                                       8.000          1,281.78
    FLORENCE         AL   35630          1            11/01/02         12
    0434944534                           03           12/01/02         30
    32209263                             O            11/01/17
    0


    8221337          F34/U57             F           76,000.00         ZZ
                                         180         75,957.39          1
                                       8.875            604.69         80
                                       8.625            604.69
    CHICAGO          IL   60651          1            10/29/02         00
    0434944559                           05           12/01/02          0
    32209269                             O            11/01/17
    0


    8221345          F34/U57             F          187,650.00         ZZ
                                         360        187,564.74          2
                                       9.875          1,629.46         80
                                       9.625          1,629.46
    ATTLEBORO        MA   02703          1            10/25/02         00
    0434944609                           05           12/01/02          0
    32209286                             N            11/01/32
    0


    8221351          F34/U57             F           85,000.00         ZZ
                                         360         84,928.59          1
                                       6.875            558.39         66
                                       6.625            558.39
1


    COLUMBUS         OH   43214          5            10/10/02         00
    0434944658                           05           12/01/02          0
    32209301                             O            11/01/32
    0


    8227499          T17/U56             F           65,600.00         ZZ
                                         360         65,552.52          1
                                       7.625            464.31         80
                                       7.125            464.31
    JACKSONVILLE     FL   32208          1            10/17/02         00
    0434952396                           05           12/01/02          0
    02090272                             O            11/01/32
    0


    8227531          T17/U56             F           68,925.00         ZZ
                                         360         68,889.27          1
                                       9.250            567.03         75
                                       8.750            567.03
    FENTON           MI   48430          1            10/25/02         00
    0434952412                           05           12/01/02          0
    02090351                             N            11/01/32
    0


    8227551          T17/U56             F          124,400.00         ZZ
                                         360        124,335.51          1
                                       9.250          1,023.41         80
                                       8.750          1,023.41
    WOODBURY         MN   55125          1            10/30/02         00
    0434952867                           09           12/01/02          0
    02100092                             N            11/01/32
    0


    8227553          T17/U56             F           88,419.00         ZZ
                                         360         88,375.51          1
                                       9.500            743.47         93
                                       9.000            743.47
    GREENVILLE       NC   27834          1            11/01/02         23
    0434952560                           05           12/01/02          0
    02100131                             O            11/01/32
    0


    8227569          T17/U56             F          124,950.00         ZZ
                                         360        124,743.70          1
                                       9.000          1,005.38         85
                                       8.500          1,005.38
    MINNEAPOLIS      MN   55411          5            09/20/02         23
    0434952651                           05           10/19/02          0
    02080285                             N            09/19/32
    0
1




    8227571          T17/U56             F           71,920.00         ZZ
                                         360         71,821.18          1
                                       7.875            521.47         80
                                       7.375            521.47
    OTTAWA           KS   66067          1            09/13/02         00
    0434952669                           05           11/01/02          0
    02080392                             O            10/01/32
    0


    8227573          T17/U56             F          136,800.00         ZZ
                                         360        136,727.20          1
                                       9.125          1,113.05         80
                                       8.625          1,113.05
    INDIANAPOLIS     IN   46205          1            10/22/02         00
    0434952677                           05           12/01/02          0
    02080394                             N            11/01/32
    0


    8227575          T17/U56             F          251,520.00         ZZ
                                         360        251,189.35          1
                                       8.125          1,867.53         80
                                       7.625          1,867.53
    CORNELIUS        NC   28031          1            09/25/02         00
    0434952693                           03           11/01/02          0
    02090039                             O            10/01/32
    0


    8227577          T17/U56             F           82,500.00         ZZ
                                         360         82,451.29          1
                                       8.625            641.68         75
                                       8.125            641.68
    SAINT PETERSBUR  FL   33713          5            10/30/02         00
    0434952701                           05           12/01/02          0
    02090158                             N            11/01/32
    0


    8297236          E84/G02             F          188,500.00         ZZ
                                         360        187,349.22          1
                                       7.500          1,318.02         86
                                       7.250          1,318.02
    FAIRVIEW         OR   97024          2            03/04/02         10
    0433918406                           07           05/01/02         25
    61302495                             O            04/01/32
    0


    8333152          E23/G01             F          296,800.00         ZZ
                                         360        296,518.38          1
1


                                       6.250          1,827.45         80
                                       6.000          1,827.45
    ROHNERT PARK     CA   94928          1            10/08/02         00
    0434836847                           05           12/01/02          0
    62003813                             O            11/01/32
    0

   TOTAL NUMBER OF LOANS   :      1,808

   TOTAL ORIGINAL BALANCE  :   300,659,596.21

   TOTAL PRINCIPAL BALANCE :   300,000,710.32

   TOTAL ORIGINAL P+I      :     2,193,897.63

   TOTAL CURRENT P+I       :     2,193,897.63


                             ***************************
                             *      END OF REPORT      *
                             ***************************

                                          EXHIBIT G

                                 FORMS OF REQUEST FOR RELEASE

DATE:
TO:
RE:            REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):
Reason for Document Request: (circle one)   Mortgage Loan Prepaid in Full
                                            Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

Residential Funding Corporation
Authorized Signature
****************************************************************
TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

 Enclosed Documents:[ ] Promissory Note
                              [ ] Primary Insurance Policy
                              [ ] Mortgage or Deed of Trust
                              [ ] Assignment(s) of Mortgage or Deed of Trust
                              [ ] Title Insurance Policy
                              [ ] Other:
                                          -------------------------------

Name

Title

Date

                                         EXHIBIT H-1

                           FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF              )
                      ) ss.:
COUNTY OF             )

                 [NAME OF OFFICER], being first duly sworn, deposes and says:

        1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Pass-Through Certificates, Series _______, Class R[-__] (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ] [the United States], on behalf of which he makes this affidavit and agreement.

        2. That the Owner (i) is not and will not be a "disqualified organization" or an electing large partnership as of [date of transfer] within the meaning of Sections 860E(e)(5) and 775, respectively, of the Internal Revenue Code of 1986, as amended (the "Code") or an electing large partnership under Section 775(a) of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R[-__] Certificates, and (iii) is acquiring the Class R[-__] Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

        3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R[-__] Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of Class
R[-__] Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R[-__] Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.


                                            H-1-1

        4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R[-__] Certificates if either the pass-through entity is an electing large partnership under Section 775 of the Code or if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

        5. The Owner is either (i) a citizen or resident  of the United  States,
(ii) a corporation, partnership or other entity treated as a corporation or a partnership for U.S. federal income tax purposes and created or organized in or under the laws of the United States, any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (iii) an estate that is described in
Section 7701(a)(30)(D) of the Code, or (iv) a trust that is described in Section 7701(a)(30)(E) of the Code.

        6. The Owner hereby agrees that it will not cause income from the Class R[-__] Certificates to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Owner of another United States taxpayer.

        7. That the Owner is aware that the Trustee will not register the transfer of any Class R[- __] Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

        8. That the Owner has reviewed the restrictions set forth on the face of the Class R[-__] Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R[-__] Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

        9. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R[-__] Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

        10.    The Owner's Taxpayer Identification Number is ________________.

        11. This affidavit and agreement relates only to the Class R[-__] Certificates held by the Owner and not to any other holder of the Class R[-__] Certificates. The Owner understands that the liabilities described herein relate only to the Class R[-__] Certificates.

     12. That no purpose of the Owner relating to the transfer of any of the Class R[-__] Certificates by the Owner is or will be to impede the assessment or collection of any tax; in making


                                            H-1-2
this representation, the Owner warrants that the Owner is familiar with (i) Treasury Regulation Section 1.860E-1(c) and recent amendments thereto, effective as of July 19, 2002, and (ii) the preamble describing the adoption of the amendments to such regulation, which is attached hereto as Exhibit 1.

        13. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R[-__] Certificate that the Owner intends to pay taxes associated with holding such Class R[- __] Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R[-__] Certificate.

        14. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R[-__] Certificates remain outstanding.

        15. (a) The Owner is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan; or

               (b) The Owner has provided the Trustee, the Company and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

        In addition, the Owner hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either (a) or (b) above.

        Capitalized terms used but not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement.




                                            H-1-3

        IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this day of _____,___ 200__.

                                                   [NAME OF OWNER]

                                                   By: ____________________
                                                    [Name of Officer]
                                                   [Title of Officer]


[Corporate Seal]

ATTEST:


[Assistant] Secretary

        Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

        Subscribed and sworn before me this ___ day of ________, 200 __.



                             COUNTY OF
                                       ---------------------------------

                             STATE OF
                                      ----------------------------------

                             My Commission expires the ____ day of
                             _____, 20__ .


                                            H-1-4

EXHIBIT 1


DEPARTMENT OF THE TREASURY

Internal Revenue Service

26 CFR Parts 1 and 602

[TD 9004]
RIN 1545-AW98


Real Estate Mortgage Investment Conduits

AGENCY: Internal Revenue Service (IRS), Treasury.

ACTION: Final regulations.

-----------------------------------------------------------------------

SUMMARY: This document contains final regulations relating to safe harbor transfers of noneconomic residual interests in real estate mortgage investment conduits (REMICs). The final regulations provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.
   Applicability Date: For dates of applicability, see Sec. 1.860E-
(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940 (not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

   The collection of information in this final rule has been reviewed and, pending receipt and evaluation of public comments, approved by the Office of Management and Budget (OMB) under 44 U.S.C. 3507 and assigned control number 1545-1675.
   The collection of information in this regulation is in Sec. 1.860E - 1(c)(5)(ii). This information is required to enable the IRS to verify that a taxpayer is complying with the conditions of this regulation.
The collection of information is mandatory and is required. Otherwise,


                                            H-2-1
the taxpayer will not receive the benefit of safe harbor treatment as provided in the regulation. The likely respondents are businesses and other for-profit institutions.
   Comments on the collection of information should be sent to the Office of Management and Budget, Attn: Desk Officer for the Department of the Treasury, Office of Information and Regulatory Affairs, Washington, DC, 20503, with copies to the Internal Revenue Service, Attn: IRS Reports Clearance Officer, W:CAR:MP:FP:S, Washington, DC 20224. Comments on the collection of information should be received by September 17, 2002. Comments are specifically requested concerning:
   Whether the collection of information is necessary for the proper performance of the functions of the Internal Revenue Service, including whether the information will have practical utility;
   The accuracy of the estimated burden associated with the collection of information (see below);
   How the quality, utility, and clarity of the information to be collected may be enhanced;
   How the burden of complying with the collection of information may be minimized, including through the application of automated collection techniques or other forms of information technology; and
   Estimates of capital or start-up costs and costs of operation, maintenance, and purchase of service to provide information.
   An agency may not conduct or sponsor, and a person is not required to respond to, a collection of information unless it displays a valid control number assigned by the Office of Management and Budget.
   The estimated total annual reporting burden is 470 hours, based on an estimated number of respondents of 470 and an estimated average annual burden hours per respondent of one hour.
   Books or records relating to a collection of information must be retained as long as their contents may become material in the administration of any internal revenue law. Generally, tax returns and tax return information are confidential, as required by 26 U.S.C. 6103.

Background

   This document contains final regulations regarding the proposed amendments to 26 CFR part 1 under section 860E of the Internal Revenue Code (Code). The regulations provide the circumstances under which a transferor of a noneconomic REMIC residual interest meeting the investigation and representation requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.
   Final regulations governing REMICs, issued in 1992, contain rules governing the transfer of noneconomic REMIC residual interests. In general, a transfer of a noneconomic residual interest is disregarded for all tax purposes if a significant purpose of the transfer is to



                                            H-2-2

[[Page 47452]]

enable the transferor to impede the assessment or collection of tax. A purpose to impede the assessment or collection of tax (a wrongful purpose) exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the REMIC's taxable income.
   Under a safe harbor, the transferor of a REMIC noneconomic residual interest is presumed not to have a wrongful purpose if two requirements are satisfied:
(1) the transferor conducts a reasonable investigation of the transferee's financial condition (the investigation requirement); and (2) the transferor secures a representation from the transferee to the effect that the transferee understands the tax obligations associated with holding a residual interest and intends to pay those taxes (the representation requirement).
   The IRS and Treasury have been concerned that some transferors of noneconomic residual interests claim they satisfy the safe harbor even in situations where the economics of the transfer clearly indicate the transferee is unwilling or unable to pay the tax associated with holding the interest. For this reason, on February 7, 2000, the IRS published in the Federal Register (65 FR 5807) a notice of proposed rulemaking (REG-100276-97; REG-122450-98) designed to clarify the safe harbor by adding the "formula test," an economic test. The proposed regulation provides that the safe harbor is unavailable unless the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the sum of: (1) The present value of any consideration given to the transferee to acquire the interest; (2) the present value of the expected future distributions on the interest; and (3) the present value of the anticipated tax savings associated with holding the interest as the REMIC generates losses.
   The notice of proposed rulemaking also contained rules for FASITs. Section 1.860H-6(g) of the proposed regulations provides requirements for transfers of FASIT ownership interests and adopts a safe harbor by reference to the safe harbor provisions of the REMIC regulations.
   In January 2001, the IRS published Rev. Proc. 2001-12 (2001-3 I.R.B. 335) to set forth an alternative safe harbor that taxpayers could use while the IRS and the Treasury considered comments on the proposed regulations. Under the alternative safe harbor, if a transferor meets the investigation requirement and the representation requirement but the transfer fails to meet the formula test, the transferor may invoke the safe harbor if the transferee meets a two- prong test (the asset test). A transferee generally meets the first prong of this test if, at the time of the transfer, and in each of the two years preceding the year of transfer, the transferee's gross assets exceed $100 million and its net assets exceed $10 million. A transferee


                                            H-2-2
generally meets the second prong of this test if it is a domestic, taxable corporation and agrees in writing not to transfer the interest to any person other than another domestic, taxable corporation that also satisfies the requirements of the asset test. A transferor cannot rely on the asset test if the transferor knows, or has reason to know, that the transferee will not comply with its written agreement to limit the restrictions on subsequent transfers of the residual interest.
   Rev. Proc. 2001-12 provides that the asset test fails to be satisfied in the case of a transfer or assignment of a noneconomic residual interest to a foreign branch of an otherwise eligible transferee. If such a transfer or assignment were permitted, a corporate taxpayer might seek to claim that the provisions of an applicable income tax treaty would resource excess inclusion income as foreign source income, and that, as a consequence, any U.S. tax liability attributable to the excess inclusion income could be offset by foreign tax credits. Such a claim would impede the assessment or collection of U.S. tax on excess inclusion income, contrary to the congressional purpose of assuring that such income will be taxable in all events. See, e.g., sections 860E(a)(1), (b),
(e) and 860G(b) of the Code.
   The Treasury and the IRS have learned that certain taxpayers transferring noneconomic residual interests to foreign branches have attempted to rely on the formula test to obtain safe harbor treatment in an effort to impede the assessment or collection of U.S. tax on excess inclusion income. Accordingly, the final regulations provide that if a noneconomic residual interest is transferred to a foreign permanent establishment or fixed base of a U.S. taxpayer, the transfer is not eligible for safe harbor treatment under either the asset test or the formula test. The final regulations also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.
   Section 1.860E -1(c)(8) provides computational rules that a taxpayer may use to qualify for safe harbor status under the formula test. Section 1.860E-1(c)(8)(i) provides that the transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in section 11(b). Some commentators were concerned that this presumed rate of taxation was too high because it does not take into consideration taxpayers subject to the alternative minimum tax rate. In light of the comments received, this provision has been amended in the final regulations to allow certain transferees that compute their taxable income using the alternative minimum tax rate to use the alternative minimum tax rate applicable to corporations.
   Additionally, Sec. 1.860E-1(c)(8)(iii) provides that the present values in the formula test are to be computed using a discount rate


                                            H-2-2
equal to the applicable Federal short-term rate prescribed by section 1274(d). This is a change from the proposed regulation and Rev. Proc. 2001-12. In those publications the provision stated that "present values are computed using a discount rate equal to the applicable Federal rate prescribed in section 1274(d) compounded semiannually" and that "[a] lower discount rate may be used if the transferee can demonstrate that it regularly borrows, in the course of its trade or business, substantial funds at such lower rate from an unrelated third party." The IRS and the Treasury Department have learned that, based on this provision, certain taxpayers have been attempting to use unrealistically low or zero interest rates to satisfy the formula test, frustrating the intent of the test. Furthermore, the Treasury Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add unnecessary complexity to the safe harbor. As a result, the rule in the proposed regulations that permits a transferee to use a lower discount rate, if the transferee can demonstrate that it regularly borrows substantial funds at such lower rate, is not included in the final regulations; and the Federal short-term rate has been substituted for the applicable Federal rate. To simplify taxpayers' computations, the final regulations allow use of any of the published short-term rates, provided that the present values are computed with a corresponding period of compounding. With the exception of the provisions relating to transfers to foreign branches, these changes generally have the proposed applicability date of February 4, 2000, but taxpayers may choose to apply the interest rate formula set forth in the proposed regulation and Rev. Proc. 2001-12 for transfers occurring before August 19, 2002.
   It is anticipated that when final regulations are adopted with respect to

[[Page 47453]]

FASITs, Sec. 1.860H-6(g) of the proposed regulations will be adopted in substantially its present form, with the result that the final regulations contained in this document will also govern transfers of FASIT ownership interests with substantially the same applicability date as is contained in this document.

Effect on Other Documents

   Rev. Proc. 2001-12 (2001-3 I.R.B. 335) is obsolete for transfers of noneconomic residual interests in REMICs occurring on or after August 19, 2002.

Special Analyses


                                            H-2-2

   It is hereby certified that these regulations will not have a significant economic impact on a substantial number of small entities. This certification is based on the fact that it is unlikely that a substantial number of small entities will hold REMIC residual interests. Therefore, a Regulatory Flexibility Analysis under the Regulatory Flexibility Act (5 U.S.C. chapter 6) is not required. It has been determined that this Treasury decision is not a significant regulatory action as defined in Executive Order 12866. Therefore, a regulatory assessment is not required. It also has been determined that sections 553(b) and 553(d) of the Administrative Procedure Act (5 U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

   The principal author of these regulations is Courtney Shepardson. However, other personnel from the IRS and Treasury Department participated in their development.

List of Subjects

26 CFR Part 1

   Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

   Reporting and record keeping requirements.

Adoption of Amendments to the Regulations

   Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

   Paragraph 1. The authority citation for part 1 continues to read in part as follows:

   Authority: 26 U.S.C. 7805 * * *



                                            H-2-2

                                         EXHIBIT H-2

                                FORM OF TRANSFEROR CERTIFICATE


                                                   __________________, 200__


Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York 10004

Attention:  Residential Funding Corporation Series 2002-RS7

               Re:    Mortgage Asset-Backed Pass-Through Certificates,
                      Series 2002-RS7, Class R-[   ]

Ladies and Gentlemen:

               This letter is delivered to you in  connection  with the transfer
by        _______________________________        (the        "Seller")        to
_______________________________  (the  "Purchaser")  of  $_____________  Initial
Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series 2002-RS7, Class R-[__] (the "Certificates"), pursuant to
Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 2002 among Residential Asset Mortgage Products, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and JPMorgan Chase Bank, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

     1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

               2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit H-1. The Seller does not know or believe that any representation contained therein is false.

     3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser


                                            H-2-2
has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

     4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                                                   Very truly yours,




                                                   (Seller)


                                                   By:
                                                   Name:
                                                        -----------------------
                                                   Title:
                                                         ----------------------



                                            H-2-2

                                          EXHIBIT I

                            FORM OF INVESTOR REPRESENTATION LETTER

                                  ______________, 20__

Residential Asset Mortgage Products, Inc
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York 10004

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series 2002-RS7

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series 2002-RS7, Class SB

Ladies and Gentlemen:

               _________________________ (the "Purchaser") intends to purchase from ___________________________ (the "Seller") $_____________ Initial
Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series 2002-RS7, Class SB (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 2002 among Residential Asset Mortgage Products, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and JPMorgan Chase Bank, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

                      1. The  Purchaser  understands  that (a) the  Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

                      2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

                      3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

                      4. The Purchaser has been  furnished  with, and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated ___________________, 20__, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

                      5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

               6. The Purchaser hereby certifies, represents and warrants to, and covenants with the Company, the Trustee and the Master Servicer that the following statements in (a) or (b) are correct:

                      (a) The Purchaser is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
               Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

                      (b) The  Purchaser  has provided the Trustee,  the Company and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

               In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master
Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either (a) or (b) above.


                                                   Very truly yours,


                                                   (Purchaser)

                                                   By:
                                                      ------------------------
                                                   Name:
                                                        ----------------------
                                                   Title:
                                                         ---------------------

                                          EXHIBIT J

                           FORM OF TRANSFEROR REPRESENTATION LETTER




                                           , 20
                                  ---------    --


Residential Asset Mortgage Products, Inc
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York 10004

Attention: Residential Funding Corporation Series 2002-RS7

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series 2002-RS7, Class SB

Ladies and Gentlemen:

               In connection with the sale by (the "Seller") to (the "Purchaser") of $ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series 2002-RS7, Class SB (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 2002 among Residential Asset Mortgage Products, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and JPMorgan Chase Bank, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

               Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                  Very truly yours,


                                  (Seller)



                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                    EXHIBIT K

                   TEXT OF AMENDMENT TO POOLING AND SERVICING
                  AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                LIMITED GUARANTY


                                   ARTICLE XII

             Subordinate Certificate Loss Coverage; Limited Guaranty

               Section 12.01. Subordinate Certificate Loss Coverage; Limited Guaranty. (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Subservicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Subservicer Advances previously made, (which will not be Advances or Subservicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Subservicer Advances reimbursed pursuant to
Section 4.02(a), to the extent such Advances or Subservicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class SB Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

               (b) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class SB Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class SB Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class SB Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class SB Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class SB Certificates will not be covered by the Subordinate Certificate Loss Obligation.

               (c) Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount

Available") shall be equal to the lesser of (X) minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and (Y) the then outstanding Certificate Principal Balances of the Class SB Certificates, or such lower amount as may be established pursuant to Section 12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

               (d) The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

               (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class SB Certificateholders.

               (f) The Company shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class SB Certificates at the request of the Company that such substitution shall not lower the rating on the Class SB Certificates below the lesser of (a) the then-current rating assigned to the Class SB Certificates by such rating agency and (b) the original rating assigned to the Class SB Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

               Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class SB Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class SB Certificates below the lesser of (a) the then-current rating assigned to the Class SB Certificates by such rating agency and (b) the original rating assigned to the Class SB Certificates by such rating agency, unless (A) the Holder of 100% of the Class SB Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with
Section 11.01(e) and, provided further that the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supersession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supersession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                    EXHIBIT L

                            FORM OF LIMITED GUARANTY

                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

                 Mortgage Asset-Backed Pass-Through Certificates
                                 Series 2002-RS7


                                                          _____________, 200__


JPMorgan Chase Bank
4 New York Plaza - 6th Floor
New York, New York 10004

Attention:  Residential Funding Corporation Series 2002-RS6

Ladies and Gentlemen:

               WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of November 1, 2002 (the "Servicing Agreement"), among Residential Asset Mortgage Products, Inc. (the "Company"), Residential Funding and JPMorgan Chase Bank (the "Trustee") as amended by Amendment No. ___ thereto, dated as of ________, with respect to the Mortgage Asset-Backed Pass-Through Certificates, Series 2002-RS6 (the "Certificates"); and

               WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class SB Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

               WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

               NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

     1. Provision of Funds. (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by Residential

Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with
Section 12.01 of the Servicing Agreement.

               (b) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

               2. Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

               3. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

     4. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

     5. Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

     6. Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

     7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

     8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

               IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                                            GENERAL MOTORS ACCEPTANCE
                                   CORPORATION


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                   ----------------------------


Acknowledged by:

JPMORGAN CHASE BANK,
  as Trustee


By:
   -------------------------------
Name:
     -----------------------------
Title:
      ----------------------------


RESIDENTIAL ASSET MORTGAGE
    PRODUCTS, INC.


By:
   -------------------------------
Name:
     -----------------------------
Title:
      ----------------------------

                                          EXHIBIT M

                 FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN


                                                   __________________, 20____

Residential Asset Mortgage
 Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York 10004

Attention:  Residential Funding Corporation Series 2002-RS7

Re: Mortgage Asset-Backed Pass-Through Certificates, Series 2002-RS7 Assignment of Mortgage Loan


Ladies and Gentlemen:

               This letter is delivered to you in connection with the assignment by _________________ (the "Trustee") to _______________________ (the "Lender")
of _______________ (the "Mortgage Loan") pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 2002 among Residential Asset Mortgage Products, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

          (i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

         (ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

        (iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

     (iv) such assignment is at the request of the borrower under the related Mortgage Loan.

                                Very truly yours,



                                    (Lender)

                                            By:
                                               -------------------------
                                            Name:
                                                 -----------------------
                                            Title:
                                                  ----------------------

                                    EXHIBIT N

                   FORM OF RULE 144A INVESTMENT REPRESENTATION


             Description of Rule 144A Securities, including numbers:
                 ===============================================
                 ===============================================


               The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

               1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

               2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of December 1, 2002 among Residential Funding Corporation as Master Servicer, Residential Asset Mortgage Products, Inc. as depositor pursuant to Section 5.02 of the Agreement and JPMorgan Chase Bank, as trustee, as follows:

                      a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

                      b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                      c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

                      d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                      e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

               3.     The Buyer

                      a. is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3.101; or

                      b. has provided the Trustee, the Company and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

               4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

               IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.



Print Name of Seller                        Print Name of Buyer

By:                                                By:
   -----------------------------------                -------------------------
    Name:                                          Name:
    Title:                                         Title:

Taxpayer Identification:                           Taxpayer Identification:

No.                                                No.
   -----------------------------------                -------------------------

Date:                                              Date:
     ---------------------------------                  -----------------------

                              ANNEX 1 TO EXHIBIT N


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

       The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

           1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

           2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______________________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

    ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

    ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and
           (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

    ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

     ___ Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

    ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

    ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

    ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

     ___ Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

     ___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

     ___ Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

    ___    Trust  Fund.  The Buyer is a trust  fund  whose  trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

           3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

           4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

           5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

  ___       ___              Will the Buyer be purchasing the Rule 144A
  Yes       No               Securities only for the Buyer's own account?

           6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

           7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                                    Print Name of Buyer

                                    By:
                                            ----------------------------------
                                            Name:
                                            Title:

                                    Date:
                                         -------------------------------------

                              ANNEX 2 TO EXHIBIT N


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]


               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

                1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

               2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

     ____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     ____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule
          144A).

               3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

               4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

     5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

               6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                                            Print Name of Buyer


                                            By:
                                               --------------------------------
                                               Name:
                                                    ---------------------------
                                               Title:
                                                     --------------------------

                                            IF AN ADVISER:


                                            Print Name of Buyer


                                            Date:
                                                 -----------------------------

                                    EXHIBIT O

                                   [RESERVED]

                                    EXHIBIT P

                                   [RESERVED]

                                    EXHIBIT Q

                      CERTIFICATE GUARANTY INSURANCE POLICY


                                             Ambac Assurance Corporation
                                             One State Street Plaza, 15th Floor
                                             New York, New York 10004
                                             Telephone: (212) 668-0340

CERTIFICATE GUARANTY INSURANCE POLICY


Insured Obligations:                           Policy Number. AB0618BE
RAMP Series 2002-RS6 Trust
Mortgage Asset-Backed Pass-Through
Certificates, Series 2002-RS6, Class A

                                             Premium:      As specified in the
                                                           endorsement attached
                                                           hereto.

AMBAC ASSURANCE CORPORATION (AMBAC), a Wisconsin stock insurance corporation, in consideration of the payment of the premium and subject to the terms of this Policy, hereby agrees unconditionally and irrevocably to pay to the Trustee for the benefit of the Holders of the Insured Obligations, that portion of the Insured Amounts which shall become Due for Payment but shall be unpaid by reason of Nonpayment.

Ambac will make such  payments to the Trustee from its own funds on the later of
(a) one (1) Business Day following notification to Ambac of Nonpayment or (b) the Business Day on which the Insured Amounts are Due for Payment. Such payments of principal or interest shall be made only upon presentation of an instrument of assignment in form and substance satisfactory to Ambac, transferring to Ambac all rights under such Insured Obligations to receive the principal of and interest on the Insured Obligation. Ambac shall be subrogated to all the Holders' rights to payment on the Insured Obligations to the extent of the insurance disbursements so made. Once payments of the Insured Amounts have been made to the Trustee, Ambac shall have no further obligation hereunder in respect of such Insured Amounts.

In the event the Trustee for the Insured Obligations has notice that any payment of principal or interest on an insured Obligation which has become Due for Payment and which is made to a Holder by or on behalf of the Trustee has been deemed a preferential transfer and theretofore recovered from its Holder pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court of competent jurisdiction, such Holder will be entitled to payment from Ambac to the extent of such recovery if sufficient funds are not otherwise available.

This Policy is noncancelable by Ambac for any reason, including failure to receive payment of any premium due hereunder. The premium on this Policy is not refundable for any reason. This Policy does not insure against loss of any prepayment or other acceleration payment which at any time may become due in respect of any Insured Obligation, other than at the sole option of Ambac, nor against any risk other than Nonpayment, including failure of the Trustee to make any payment due Holders of Insured Amounts.

To the fullest extent permitted by applicable law, Ambac hereby waives and agrees not to assert any and all rights and defenses, to the extent such rights and defenses may be available to Ambac, to avoid payment of its obligations under this Policy in accordance with the express provisions hereof.

Any capitalized terms not defined herein shall have the meaning given such terms in the endorsement attached hereto or in the Agreement.

In witness whereof, Ambac has caused this Policy to be affixed with its corporate seal and to be signed by its duly authorized officers in facsimile to become effective as their original signatures and binding upon Ambac by virtue of the countersignature of its duly authorized representative.




_______________________________                         ____________________
President                                                 Secretary




                                                 _______________________
Effective Date:       November 26, 2002          Authorized Representative

                      CERTIFICATE GUARANTY INSURANCE POLICY ENDORSEMENT



Attached to and forming                          Effective Date of Endorsement:
part of Policy No. AB0618BE                                   November 26, 2002
issued to:


JPMorgan Chase Bank, as Trustee on behalf of, and for the benefit of the Holders of, the Mortgage Asset- Backed Pass-Through Certificates, Series 2002-RS6, Class A Certificates, as Issued pursuant to the Agreement



        For all purposes of this Policy, the following terms shall have the following meanings:

        "Agreement" shall mean the Pooling and Servicing Agreement, dated as of November 1, 2002, among Residential Asset Mortgage Products, Inc., as Depositor, Residential Funding Corporation, as Master Servicer, and the Trustee, as Trustee, without regard to any amendment or supplement thereto unless such amendment or supplement has been approved in writing by the Insurer.

        "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York, the State of Minnesota, the State of Michigan, the State of Texas, the State of Illinois or in the city in which the corporate trust office of the Trustee under the Agreement or the Insurer is located are authorized or obligated by law or executive order to close.

        "Deficiency Amount" shall mean, with respect to the Class A Certificates, as of any Distribution Date (i) any shortfall in amounts available in the Certificate Account to pay interest for the related Interest Accrual Period on the Certificate Principal Balance (or the Notional Amount, in the case of the Class A-I-IO Certificates) of the related Class A Certificates at the then applicable Pass-Through Rate, net of any interest shortfalls relating to Deferred Interest, the Relief Act and any Prepayment Interest Shortfalls allocated to the related Class A Certificates, (ii) the principal portion of any Realized Losses allocated to the related Class A Certificates (other than the Class A-I-IO Certificates) with respect to such Distribution Date and (iii) the Certificate Principal Balance of the Class A Certificates (other than the Class A-I-IO Certificates) to the extent unpaid on the Final Distribution Date or earlier termination of the Trust Fund pursuant to the terms of the Agreement. The Deficiency Amount does not include any Basis Risk Shortfalls.

        "Due for Payment" shall mean, with respect to any Insured Amounts, such amount that is due and payable under the Agreement on the related Distribution Date.

     "Final  Distribution  Date"  shall mean the  Distribution  Date in November
2032.

        "First Distribution Date" shall mean December 26, 2002.

        "Holder" shall mean any person who is the registered owner or beneficial owner of any of the Class A Certificates and who, on the applicable Distribution Date, is entitled under the terms of the Class A Certificates to payment thereunder.

        "Insurance Agreement" shall mean the Insurance and Indemnity Agreement (as may be amended, modified or supplemented from time to time), dated as of November 26, 2002, by and among the Insurer, Residential Funding Corporation, as Seller of the Mortgage Loans to the Depositor and as Master Servicer, the Depositor and JPMorgan Chase Bank, as Trustee.

        "Insurance Policy" or "Policy" shall mean this Certificate Guaranty Insurance Policy together with each and every endorsement hereto.

        "Insured Amounts" shall mean, with respect to any Distribution Date, the Deficiency Amount for such Distribution Date plus any Preference Amount for such Distribution Date.

        "Insured Obligations" shall mean the Class A Certificates.

        "Insured Payments" shall mean, with respect to any Distribution Date, the aggregate amount actually paid by the Insurer to the Trustee in respect of Insured Amounts for such Distribution Date.

        "Insurer" shall mean Ambac Assurance Corporation, or any successor thereto, as issuer of the Insurance Policy.

        "Late Payment Rate" shall mean the lesser of (a) the greater of (i) the per annum rate of interest publicly announced from time to time by Citibank, N.A. as its prime or base lending rate (any change in such rate of interest to be effective on the date such change is announced by Citibank, N.A.), and (ii) the then applicable highest rate of interest on any of the Class A Certificates and (b) the maximum rate permissible under applicable usury or similar laws limiting interest rates. The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days for any Distribution Date.

        "Nonpayment" shall mean, with respect to any Distribution Date, an Insured Amount which is Due for Payment but has not been and will not be paid in respect of such Distribution Date pursuant to the Agreement.

        "Notice" shall mean the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A to the Policy, the original of which is subsequently delivered by registered or certified mail from the Trustee specifying the Insured Amount which shall be due and owing on the applicable Distribution Date.

        "Preference Amount" shall mean any amount previously distributed to a Holder by or on behalf of the Trust Fund that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction.

        "Premium" shall mean the premium payable for the Policy on each Distribution Date as specified in the Insurance Agreement.

        "Premium Percentage" shall have the meaning set forth in the Insurance Agreement.

        "Reimbursement Amount" shall mean, as to any Distribution Date, the sum of (x) (i) all Insured Payments paid by the Insurer, but for which the Insurer has not been reimbursed prior to such Distribution Date pursuant to Section 4.02 of the Agreement, plus (ii) interest accrued thereon, calculated at the Late Payment Rate from the date the Trustee received the related Insured Payments, and (y) (i) any other amounts then due and owing to the Insurer under the Insurance Agreement, but for which the Insurer has not been reimbursed prior to such Distribution Date pursuant to Section 4.02 of the Agreement, plus (ii) interest on such amounts at the Late Payment Rate.

        "Trustee" shall mean JPMorgan Chase Bank, or any successor thereto under the Agreement.

        Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Agreement as of the date of execution of the Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

        The Insurer hereby agrees that if, as of any Distribution Date, it has become subrogated to the rights of Holders by virtue of a previous payment under this Policy, no recovery of such payment will occur unless the full amount of the Holders' allocable distributions for such Distribution Date can be made. In so doing, the Insurer does not waive its rights to seek full payment of all Reimbursement Amounts owed to it under the Agreement and the Insurance Agreement.

        As provided by the Policy, the Insurer will pay any amount payable hereunder, other than Preference Amounts, no later than 12:00 noon, New York City time, on the later of the Distribution Date on which the related Deficiency Amount is due or the Business Day following actual receipt in New York, New York on a Business Day by the Insurer of a Notice; provided that, if such Notice is received after 12:00 noon, New York City time, on such Business Day, it shall be deemed to be received on the following Business Day. If any such Notice is not in proper form or is otherwise insufficient for the purpose of making claim under the Policy, it shall be deemed not to have been received for purposes of this paragraph, and the Insurer shall promptly so advise the Trustee and the Trustee may submit an amended or corrected Notice.

        The Insurer shall pay any Preference Amount when due to be paid pursuant to the Order referred to below, but in any event no earlier than the third Business Day following receipt by the Insurer of (i) a certified copy of a final, non-appealable order of a court or other body exercising jurisdiction in such insolvency proceeding to the effect that the Trustee or the Holder, as applicable, is required to return such Preference Amount paid during the term of this Policy because such payments were avoided as a preferential transfer or otherwise rescinded or required to be restored by the Trustee or the Holder (the "Order"), (ii) a certificate by or on behalf of the Trustee that the

Order has been entered and is not subject to any stay, (iii) an assignment, in form and substance satisfactory to the Insurer, duly executed and delivered by the Trustee or the Holder, as applicable, irrevocably assigning to the Insurer all rights and claims of the Trustee or the Holder, as applicable, relating to or arising under the Agreement against the estate of the Trustee or otherwise with respect to such Preference Amount and (iv) a Notice of Nonpayment (attached hereto as Exhibit A) appropriately completed and executed by the Trustee. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, and not to the Trustee or the Holder, as applicable, directly, unless the Trustee or the Holder, as applicable, has made a payment of the Preference Amount to the court or such receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case the Insurer will pay the Trustee on behalf of the Holder, subject to the delivery of (a) the items referred to in clauses (i), (ii), (iii) and
(iv) above to the Insurer and (b) evidence satisfactory to the Insurer that payment has been made to such court or receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order. Notwithstanding the foregoing two sentences, the Insurer shall not be obligated to pay any Preference Amount in respect of principal (other than principal paid in connection with Realized Losses) except on the Final Distribution Date or earlier termination of the Trust Fund pursuant to the terms of the Agreement.

        The terms and provisions of the Agreement constitute the instrument of assignment referred to in the second paragraph of the face of this Policy.

        A Premium will be payable on this Policy on each Distribution Date as provided in the Agreement, beginning with the First Distribution Date, in an amount equal to the sum of (a) 1/12th of the product of (i) the Premium Percentage applicable to the Class A-I Certificates and (ii) the aggregate Certificate Principal Balance of the Class A-1 Certificates on the prior Distribution Date (after giving effect to any distributions to be made on such Distribution Date) and (b) 1/12th of the product of (i) the Premium Percentage applicable to the Class A-II Certificates and (ii) the aggregate Certificate Principal Balance of the Class A-II Certificates on the prior Distribution Date (after giving effect to any distributions to be made on such Distribution Date); provided that on the First Distribution Date, the premium will be equal to the sum of (a) 1/12th of the product of the (i) Premium Percentage applicable to the Class A-I Certificates and (ii) aggregate Certificate Principal Balance of the Class A-I Certificates as of the Cut-off Date and (b) 1/12th of the product of the (i) Premium Percentage applicable to the Class A-II Certificates and (ii) aggregate Certificate Principal Balance of the Class A-II Certificates as of the Cut-off Date.

        The Policy to which this Endorsement is attached and of which it forms a part is hereby amended to provide that there shall be no acceleration payment due under the Policy unless such acceleration is at the sole option of the Insurer. This Policy does not cover shortfalls, if any, attributable to the liability of the Trust Fund, any REMIC or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability) .

        Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy other than as above stated. Notwithstanding the foregoing sentence, if there is any conflict or inconsistency between the Policy and this Endorsement, the terms of this Endorsement shall control.

        No waiver of any rights or powers of the Insurer, the Holders or the Trustee or consent by any of them shall be valid unless signed by an authorized officer or agent thereof.

        This Policy is issued under and pursuant to, and shall be construed under, the laws of the State of New York (without giving effect to the conflict of laws provisions thereof).

                         [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the Insurer has caused this Endorsement to the Policy to be signed by its duly authorized officers.

________________________                _______________________________
Managing Director                              Assistant Secretary

                                          EXHIBIT A
                         TO THE CERTIFICATE GUARANTY INSURANCE POLICY

                                     Policy No. AB0618BE

        NOTICE OF NONPAYMENT AND DEMAND
FOR PAYMENT OF INSURED AMOUNTS

                                                Date:   [             ]

AMBAC ASSURANCE CORPORATION
One State Street Plaza
New York, New York 10004
Attention:  General Counsel

        Reference is made to Certificate Guaranty Insurance Policy No. AB0618BE (the "Policy") issued by Ambac Assurance Corporation ("Ambac"). Terms capitalized herein and not otherwise defined shall have the meanings specified in the Policy and the Pooling and Servicing Agreement, dated as of November 1, 2002, among Residential Asset Mortgage Products, Inc., as Depositor, Residential Funding Corporation, as Master Servicer, and JPMorgan Chase Bank, as Trustee (without regard to any amendment or supplement thereto unless such amendment or supplement has been approved in writing by Ambac) (the "Agreement"), as the case may be, unless the context otherwise requires.

        The Trustee hereby certifies as follows:

          1. The Trustee is the Trustee under the Agreement for the Class A Certificates.

          2.   The  relevant  Distribution  Date or Final  Distribution  Date is
               [date].

          3. Payment on the Class A Certificates in respect of the Distribution Date is due to be received on _______________________________ under the Agreement, in an amount equal to $________________.

          [3. The amount to be paid to the Holders of the Class A Certificates on the Final Distribution Date is $______________.]

          4. There is a Deficiency Amount and/or Preference Amount of $_________________ in respect of the Class A Certificates, which amount is an Insured Amount pursuant to the terms of the Agreement.

          5. The sum of $________________ is the Insured Amount that is Due for Payment.

          6. The Trustee has not heretofore made a demand for the Insured Amount in respect of the Distribution Date.

          7. The Trustee hereby requests the payment of the Insured Amount that is Due for Payment be made by Ambac under the Policy and directs that payment under the Policy be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy to:

[Trustee's account number.]

          8. The Trustee hereby agrees that, following receipt of the Insured Amount from Ambac, it shall (a) hold such amounts in trust and apply the same directly to the distribution of payment on the Class A Certificates when due; (b) not apply such funds for any other purpose; (c) deposit such funds to the Insurance Account and not commingle such funds with other funds held by the Trustee and (d) maintain an accurate record of such payments with respect to the Class A Certificates and the corresponding claim on the Policy and proceeds thereof.

        ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION; OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS AND SHALL ALSO BE SUBJECT TO A CIVIL PENALTY NOT TO EXCEED FIVE THOUSAND DOLLARS AND THE STATED VALUE OF THE CLAIM FOR EACH SUCH VIOLATION.

                                                   [Name of Trustee]


                                                   By:
                                                      -------------------------

                                                   Title:
                                                         ----------------------
                                                                 (Officer)

                                   EXHIBIT R-1

                             FORM 10-K CERTIFICATION

        I, [identify the certifying individual], certify that:

        1. I have reviewed the annual report on Form 10-K for the fiscal year [___], and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by that annual report, of the trust (the "Trust") created pursuant to the Pooling and Servicing Agreement dated _____________1, 2002 (the "P&S Agreement") among Residential Asset Mortgage Products, Inc. (the "Depositor"), Residential Funding Corporation (the "Master Servicer") and [Name of Trustee] (the "Trustee");

        2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report;

     3. Based on my knowledge, the servicing information required to be provided to the Trustee by the Master Servicer under the P&S Agreement is included in these reports;

        4. I am responsible for reviewing the activities performed by the Master Servicer under the P&S Agreement and based upon the review required under the P&S Agreement, and except as disclosed in the report, the Master Servicer has fulfilled its obligations under the P&S Agreement; and

        5. I have disclosed to the Depositor's certified public accountants all significant deficiencies relating the Master Servicer's compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers as set forth in the P&S Agreement.

Date:____________

_________________________________*
[Signature]
Name:
Title:

          * - to be signed by the senior officer in charge of the servicing functions of the Master Servicer



                                            R-1-1

                                   EXHIBIT R-2

                         FORM 10-K BACK-UP CERTIFICATION


        The undersigned, a Responsible Officer of JPMorgan Chase Bank (the "Trustee") certifies that:

        1. The Trustee has performed all of the duties specifically required to be performed by it pursuant to the provisions of the Pooling and Servicing Agreement dated December 1, 2002 (the "Agreement") by and among Residential Asset Mortgage Products, Inc. (the "Depositor"), Residential Funding Corporation (the "Master Servicer") and the Trustee in accordance with the standards set forth therein.

     2. Based on my knowledge, the information that is provided by the Trustee pursuant to Section 4.03(d)(I) of the Agreement is accurate as of the last day of the 20___ calendar year.

        Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

     IN  WITNESS   THEREOF,   I  have  duly  executed  this  certificate  as  of
____________, 20___


                                                          Name:_______________
                                                          Title:



                                     R-2-1